UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

Voya Funds Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
March 31, 2022
Classes A, C, I, P, P2, P3, R, R6 and W
Fixed-Income Funds
■
Voya GNMA Income Fund

■
Voya High Yield Bond Fund

■
Voya Intermediate Bond Fund

■
Voya Short Term Bond Fund

■
Voya Strategic Income Opportunities Fund

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each fund’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from each fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Inflation and Hawkish Policy Pressure Financial Markets, but Fundamentals Look Solid
Dear Shareholder,
The world and markets are continuously changing, but over the first four months of 2022 the shifts in the landscape and asset prices have been remarkable. Russia’s invasion of Ukraine in February caught many off guard. Beyond the hardships and terror imposed on its victims, the war has cast a shadow of uncertainty over Europe and worsened already-existing economic risks. Stresses have been most acute in the energy sector. Russia produces about 10% of global oil and supplies Europe with more than 40% of its natural gas; disruptions to this supply make it more difficult for policymakers to quell inflation. The U.S. Federal Reserve Board has set a more hawkish tone in recent communications, leaving investors to wonder how aggressive it will be in tightening monetary policy.
In our opinion, these conditions have been unfavorable for most financial assets. In the United States, equity market outflows have been heavy as investors look toward rate hikes to come. Overseas equities that are geographically or economically exposed to the Ukraine war have struggled. What has made this period particularly painful, in our view, is that bonds have simultaneously sustained losses. Yet, we believe that U.S. corporate fundamentals seem healthy: as of April 22, 2022, with about one-fifth of S&P 500® Index (the “Index”) companies reporting first-quarter results, most had exceeded earnings and revenue expectations, and the Index earnings growth rate was estimated at 7.3%.
This still leaves the question of what to do in the here and now. Uncertainty can make it difficult to stick to your investment plan. We believe the best course is to stay focused on your long-term goals and don’t get distracted by short-term market fluctuations. Should your long-term goals change, discuss the situation with your financial advisor before making any changes to your investment portfolio. Regardless of events, we at Voya remain fully committed to serving our clients without disruption. We appreciate your continued confidence, and we look forward to working with you in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
April 28, 2022
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Benchmark Descriptions

Index	Description
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index	The index is designed to track the performance of a synthetic asset paying London Interbank Offered Rate (“LIBOR”) to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day rate) and rolled into a new instrument.
Bloomberg GNMA Index	An index comprised of all fixed security mortgage pools sponsored by GNMA, including GNMA Graduated Payment Mortgages.
Bloomberg High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bloomberg U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg U.S. Universal Bond Index	The index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

Voya GNMA Income Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2022 (as a percentage of net assets)

U.S. Government Agency Obligations	68.1%
Collateralized Mortgage Obligations	55.3%
Commercial Mortgage-Backed Securities	3.4%
Asset-Backed Securities	0.1%
Liabilities in Excess of Other Assets*	(26.9)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya GNMA Income Fund (the “Fund”) seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Jeff Dutra and Justin McWhorter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.
Performance: For the year ended March 31, 2022, the Fund’s Class A shares, excluding sales charges, provided a total return of -4.36%, compared to the Bloomberg GNMA Index (the “Index” or “Bloomberg GNMA”), which returned -4.60%, for the same period.
Portfolio Specifics: Monetary policy backdrop has changed drastically from the previous year as the U.S. Federal Reserve Board (the “Fed”) responds to a strong job market and record high inflation prints. The market expects the Fed funds rate to rise without a material change in the long end of the yield curve, resulting in a substantial flattening of the yield curve. After hiking the Fed funds rate by 0.25% in March 2022, the Fed is expected to announce runoff caps and balance sheet reduction in the second quarter of 2022 of this year. We believe the Fed will most likely conclude its asset purchases in July of 2022 (on a gross-of-fees basis), thus, increasing net supply to private market investors (investors ex-Fed) by almost $600 billion through the end of the year.
The Fund performed consistently well relative to the Index throughout the last twelve months, posting positive excess performance three out of four quarters. Excess performance of the Fund was largely driven by off-benchmark collateralized mortgage obligation holdings (0.54%) and security selection in GNMA pools (0.20%). Minor contributions were made through the use of duration and coupon positioning.
The Fund only uses Treasury futures to hedge exposure to interest rate risk. A mild short position in duration and a flattening bias across key rate durations contributed 0.18% for the fiscal year.
Current Strategy & Outlook: In our view, the landscape for agency mortgage-backed securities and the U.S. housing market has changed materially since 2021.
Although mortgage rates have increased substantially over the past year, we expect cash-out refinancings will continue to play a role in how prepayment speeds evolve in 2022. The increase in cash-out refinancings is due to record high house price appreciation (“HPA”) in the housing market as borrowers continue to opt for withdrawing equity from their homes. Alongside this increase in cash-out refinancing, affordability has caused rate-related refinancing to fall, and origination to lag. As of March 2022, Morgan Stanley’s Truly Refinanceable index indicates that only 6% of the mortgage universe is in the money. Due to record HPA, the Federal Housing Finance Agency (“FHFA”) has also raised the conforming loan limit by 18% to nearly $640K. This will increase the average loan size of to-be-announced trades (“TBA”) and in our opinion, make specified pools more attractive as the TBA deliverable worsens.
Although the Fed is dedicated to tighter monetary policy conditions, mortgage lending standards have room to loosen, in our view. The health of U.S. consumer balance sheet has strengthened lately, supported by robust savings and a very strong labor market. Thus, in terms of federal housing policies, we believe the FHFA Acting Director Sandra Thompson may prioritize easing lending standards for more borrowers.
While higher mortgage rates and lower consumer affordability may signal slower speeds, in our opinion, high levels of cash-out refinancing and greater seasonality effects suggest faster turnover speeds. The Fund managers will continue to monitor changing trends in purchases and refinancings and analyze how borrowers react in an inflationary environment.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statement. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya GNMA Income Fund

Average Annual Total Returns for the Periods Ended March 31, 2022
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-6.77%	0.64%	1.24%
Class C(2)	-6.05%	0.42%	0.74%
Class I	-4.18%	1.46%	1.79%
Class P(3)	-3.82%	1.60%	1.86%
Class R6(3)	-4.06%	1.48%	1.80%
Class W	-4.22%	1.42%	1.75%
Excluding Sales Charge:
Class A	-4.36%	1.16%	1.49%
Class C	-5.10%	0.42%	0.74%
Class I	-4.18%	1.46%	1.79%
Class P(3)	-3.82%	1.60%	1.86%
Class R6(3)	-4.06%	1.48%	1.80%
Class W	-4.22%	1.42%	1.75%
Bloomberg GNMA	-4.60%	1.24%	1.52%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya GNMA Income Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class P incepted on May 22, 2020 and R6 incepted on July 31, 2020. The Class P and Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya High Yield Bond Fund	Portfolio Managers’ Report

Sector Diversification as of March 31, 2022 (as a percentage of net assets)

Consumer, Cyclical	22.2%
Communications	15.8%
Energy	15.1%
Consumer, Non-cyclical	14.6%
Industrials	8.8%
Financials	7.4%
Basic Materials	6.4%
Technology	3.4%
Electronics/Electrical	1.0%
Utilities	0.9%
Consumer Staples	0.4%
Health Care	0.1%
Assets in Excess of Other Liabilities*	3.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish, CFA, and Rick Cumberledge, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2022, the Fund’s Class A shares, excluding sales charges, provided a total return of -0.62%, compared to the Bloomberg High Yield Bond — 2% Issuer Constrained Composite Index (the “Index” or “Bloomberg High Yield Bond — 2% Issuer Constrained Composite”), which returned -0.66%, for the same period.
Portfolio Specifics: Interest rate volatility surfaced as the lingering impacts of COVID-19 have receded, while robust consumer demand and ongoing supply chain challenges have led to some of the highest inflation witnessed in decades, pressuring the U.S. Federal Reserve Board (the “Fed”) to take a more aggressive stance in official interest rates. Yield catapulted higher as 2022 kicked off, leading bond markets to negative returns for the last 12 months.
Within the Fund, the energy sector was the largest contributor to performance for the one-year reporting period, driven by security selection and an overweight position. Through the reporting period, we continued to strategically increase our energy exposure as the sector has benefited from rising commodity prices on better supply and demand dynamics. This positioning decision contributed to performance given strong energy pricing, with breaking $100 per barrel in the first quarter of 2022, as well as increasing demand of U.S. natural gas, given the Russia-Ukraine conflict.
Top Ten Holdings as of March 31, 2022* (as a percentage of net assets)

Occidental Petroleum Corp., 6.625%, 09/01/30	0.6%
Royal Caribbean Cruises Ltd., 5.375%, 07/15/27	0.6%
Sprint Corp., 7.125%, 06/15/24	0.6%
AP Core Holdings II, LLC High-Yield Term Loan B2, 6.250%, 09/01/27	0.5%
CSC Holdings LLC, 5.750%, 01/15/30	0.5%
HCA, Inc., 5.375%, 02/01/25	0.5%
American Airlines Group, Inc., 3.750%, 03/01/25	0.5%
Occidental Petroleum Corp., 4.200%, 03/15/48	0.5%
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.875%, 08/15/27	0.5%
Univision Communications, Inc., 6.625%, 06/01/27	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
We continue to be constructive on the energy sector as in our view, current commodity pricing is attractive and the supply and demand dynamics are favorable, although we remain watchful on demand. As the high-yield (“HY”) market is trading at a discount, we seek opportunities for price appreciation through mergers and acquisitions activity rather than rising star candidates, given the increased interest rate risk within rising stars. From a credit rating perspective, we continue to favor B-rated and CCC-rated bonds, although maintaining selectivity within CCC-rated issuers.
Current Strategy & Outlook: Going forward, eyes remain on the Fed. With a more hawkish Fed, we will be on the alert for potential overshoot of tightening, which in our opinion, could negatively impact the more leveraged credits in HY. Conversely, we believe a scenario where the Fed successfully tames inflation without triggering too much of an economic slowdown, coupled with an alleviation of some of the pandemic induced supply chain issues, would be very favorable for the asset class. As the current environment stands, our base case is that the Fed will tighten monetary policy and alleviate inflation without creating too much economic stress. However, we will continue to closely monitor the Fed actions, while allowing the macroeconomic backdrop to help inform our positioning. As always, our focus will be on security selection and finding pockets of value in an increasingly dispersed market.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statement. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya High Yield Bond Fund

Average Annual Total Returns for the Periods Ended March 31, 2022
	1 Year	5 Year	10 Year	Since Inception of Class P June 14, 2013	Since Inception of Class R January 30, 2014	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	-3.05%	3.31%	4.86%	—	—	—
Class C(2)	-2.32%	3.07%	4.34%	—	—	—
Class I	-0.28%	4.21%	5.49%	—	—	—
Class P	0.38%	4.88%	—	5.37%
Class P3	0.58%	—	—	—	—	5.40%
Class R	-0.87%	3.61%	—	—	3.78%	—
Class R6(3)	-0.21%	4.29%	5.37%	—	—	—
Class W	-0.24%	4.13%	5.42%	—	—	—
Excluding Sales Charge:
Class A	-0.62%	3.84%	5.12%	—	—	—
Class C	-1.37%	3.07%	4.34%	—	—	—
Class I	-0.28%	4.21%	5.49%	—	—	—
Class P	0.38%	4.88%	—	5.37%	—
Class P3	0.58%	—	—	—	—	5.40%
Class R	-0.87%	3.61%	—	—	3.78%	—
Class R6(3)	-0.21%	4.29%	5.37%	—	—	—
Class W	-0.24%	4.13%	5.42%	—	—	—
Bloomberg High Yield Bond – 2% Issuer Constrained Composite	-0.66%	4.68%	5.74%	5.08%	4.82%	4.93%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya High Yield Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on August 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Intermediate Bond Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2022 (as a percentage of net assets)

Corporate Bonds/Notes	39.2%
U.S. Government Agency Obligations	15.8%
Collateralized Mortgage Obligations	15.6%
Asset-Backed Securities	10.7%
U.S. Treasury Obligations	9.8%
Commercial Mortgage-Backed Securities	7.5%
Sovereign Bonds	1.8%
Purchased Options	0.1%
Liabilities in Excess of Other Assets*	(0.5)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Fund (the “Fund”) seeks to maximize total return through income and capital appreciation. The Fund is managed by Matthew Toms, CFA, Randall Parrish, CFA, David Goodson, and Sean Banai, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2022, the Fund’s Class A shares, excluding sales charges, provided a total return of -4.70% compared to the Bloomberg U.S. Aggregate Bond Index (the “Index” or “Bloomberg U.S. Aggregate Bond”), which returned -4.15% for the same period.
Portfolio Specifics: Interest rate volatility surfaced as the lingering impacts of COVID-19 have receded, while robust consumer demand and ongoing supply chain challenges have led to some of the highest inflation witnessed in decades, pressuring the Federal Reserve (the “Fed”) to take a more aggressive stance in official interest rates. Yields catapulted higher as 2022 kicked off, leading bond markets to negative returns for the last twelve months.
Duration and yield curve positioning detracted from performance. The Fund’s defensive duration structure in the second quarter of 2021 detracted, as yields retraced after the Fed’s “dot plot”, underscoring the central bank’s continued diligence to limit long-term inflationary pressures. Some of this was recuperated as we retained a small underweight in duration in the beginning of 2022, which contributed as rates rose.
Sector allocation, in total, contributed to performance over the last twelve months. Underweights in U.S. Treasuries added to performance in the first half of 2021. Allocations to high-yield added to results, while positioning in investment-grade corporates did not meaningfully impact returns, despite a widening in corporate bond spreads due to rate volatility. In securitized sectors, non-agency residential mortgage-backed securities (“RMBS”) allocations contributed, underpinned by the strong housing market and resilient consumers, while commercial mortgage-backed securities (“CMBS”) markets modestly contributed, responding positively to Covid-19 vaccine news and the prospect of a return to pre-COVID-19 behavior. The asset-backed securities allocation also added, reflecting the low-beta characteristics of this sector. Our tactical
Top Ten Holdings as of March 31, 2022* (as a percentage of net assets)

United States Treasury Bond, 2.375%, 02/15/42	2.7%
Uniform Mortgage-Backed Securities, 2.500%, 04/15/52	2.1%
United States Treasury Bond, 1.875%, 11/15/51	1.5%
United States Treasury Note, 2.250%, 03/31/24	1.3%
Ginnie Mae TBA, 2.500%, 04/15/52	1.2%
Uniform Mortgage-Backed Securities, 3.000%, 04/15/52	1.1%
United States Treasury Note, 2.500%, 03/31/27	1.0%
Uniform Mortgage-Backed Securities, 2.000%, 04/15/52	0.8%
United States Treasury Bond, 1.875%, 02/15/32	0.7%
United States Treasury Note, 1.750%, 03/15/25	0.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
underweight position in agency mortgage-backed securities (“MBS”), which we covered in the first quarter of 2022, was a relative contributor, as agency MBS struggled in the wake of higher rates and rate volatility.
Security selection added to results over the period, as contributions were largely sourced from CMBS and agency RMBS. CMBS was supported by more credit-sensitive investments, while off-benchmark agency RMBS selection — including collateralized mortgage obligations —  outperformed index holdings. Offsetting some of these gains was security selection in emerging markets which included investments in Russia and Ukraine.
The Fund primarily used futures and swaps for cash management purpose and derivatives had a negative impact on performance during the reporting period.
Current Strategy & Outlook: Through the remainder of the year, the Fed expects to hike its policy rate to around 2% and begin balance sheet runoff. We believe this will be achievable without causing disruptions to the market, if the Fed does not surprise the markets and if inflation begins to wane. With supply chains broken and wage inflation persisting, we believe that corporations have an elevated incentive to invest. In our view, this handoff to a capital expenditure cycle should help to alleviate inflation pressure increasing the likelihood of a soft landing.
In the near-term, we believe investors can take comfort in the fact that both corporations and households remain fundamentally sound, in our view. Corporate profits grew at record levels in 2021 as consumers flush with cash allowed price increases to be passed through. And while home prices have risen significantly over the last 18 months, the data shows that the rise is not being fueled by increased debt. Nonetheless, while not our base case, it is our opinion that the probability of a mild recession has moved definitively higher, and investors would be wise to increase liquidity in their portfolio and reduce exposure to sectors that remain tight. With rate volatility increasing and the Fed moving off the zero-lower bound, we believe that duration has re-emerged as an interesting tool to balance credit risk.

*
Effective July 31, 2021, Sean Banai, CFA was added as a portfolio manager for the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statement. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Intermediate Bond Fund

Average Annual Total Returns for the Periods Ended March 31, 2022
	1 Year	5 Year	10 Year	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	-7.06%	1.76%	2.60%	—
Class C(2)	-6.36%	1.49%	2.08%	—
Class I	-4.39%	2.61%	3.20%	—
Class P3	-4.06%	—	—	3.34%
Class R	-4.93%	2.02%	2.60%	—
Class R6(3)	-4.25%	2.68%	3.23%	—
Class W	-4.47%	2.53%	3.12%	—
Excluding Sales Charge:
Class A	-4.70%	2.28%	2.86%	—
Class C	-5.43%	1.49%	2.08%	—
Class I	-4.39%	2.61%	3.20%	—
Class P3	-4.06%	—	—	3.34%
Class R	-4.93%	2.02%	2.60%	—
Class R6(3)	-4.25%	2.68%	3.23%	—
Class W	-4.47%	2.53%	3.12%	—
Bloomberg U.S. Aggregate Bond	-4.15%	2.14%	2.24%	2.59%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Short Term Bond Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2022 (as a percentage of net assets)

Corporate Bonds/Notes	42.4%
Asset-Backed Securities	17.3%
U.S. Treasury Obligations	13.7%
Commercial Mortgage-Backed Securities	11.5%
Collateralized Mortgage Obligations	6.6%
U.S. Government Agency Obligations	0.1%
Assets in Excess of Other Liabilities*	8.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Short Term Bond Fund* (the “Fund”) seeks maximum total return. The Fund is managed by Matthew Toms, CFA, Randall Parrish, CFA, David Goodson, and Sean Banai, CFA, Portfolio Managers** of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2022, the Fund’s Class A shares, excluding sales charges, provided a total return of -2.81% compared to the Bloomberg U.S. 1-3 Year Government/Credit Bond Index (the “Index” or “Bloomberg U.S. 1-3 Year Government/Credit Bond”), which returned -2.91%, for the same period.
Portfolio Specifics: Yields see-sawed early in the period. Inflation worries pressured yields higher but were offset by COVID-19 related concerns (both Delta and Omicron variants), which kept long-term rates steady. Increases in short-term yields continued during the fourth quarter, as the market priced in U.S. Federal Reserve Board (the “Fed”) rate hikes. Rates then catapulted higher as 2022 kicked off. Persistently higher inflation, compounded by energy price spikes from the Russia and Ukraine conflict brought yields back to levels not witnessed since prior to COVID-19.
Sector allocation contributed most to performance over the reporting period, while contributions from security selection were less pronounced. During the period, meaningful overweights to commercial mortgage-backed securities were the largest contributor to performance, responding positively to vaccine news and the prospect of a return to pre-Covid-19 behavior. Following closely behind, overweight to high-yield corporates contributed to returns despite a widening in corporate bond spreads due to rate volatility, as these bonds yield and less rate sensitivity help temper the rate volatility.
Top Ten Holdings as of March 31, 2022* (as a percentage of net assets)

United States Treasury Note, 1.750%, 03/15/25	7.9%
United States Treasury Note, 0.125%, 03/31/23	3.0%
United States Treasury Note, 2.250%, 03/31/24	2.4%
JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 A3, 3.393%, 12/15/49	1.1%
UBS-Barclays Commercial Mortgage Trust 2013-C6 C, 4.022%, 04/10/46	1.0%
Atrium Hotel Portfolio Trust 2018-ATRM D, 2.697%, 06/15/35	1.0%
Ginnie Mae 2015-H32 FH, 0.766%, 12/20/65	1.0%
Bank of America Corp., 3.004%, 12/20/23	0.9%
Ginnie Mae Series 2016-H16 FE, 0.627%, 06/20/66	0.9%
BRSP 2021-FL1 B Ltd., 2.349%, 08/19/38	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Overweight to asset-backed securities also contributed, reflecting the low-beta characteristics of this sector. Finally, our overweight to non-agency residential mortgage-backed securities was also a modest contributor, underpinned by the strong housing market and resilient consumers. Our underweight in U.S. Treasurys, continued to serve us well over the period. Duration and yield curve also contributed to performance.
During the reporting period, the Fund used futures primarily for cash management purpose and derivatives had a negative impact on performance.
Current Strategy & Outlook: Through the remainder of the year, the Fed expects to hike its policy rate to around 2% and begin balance sheet runoff. We believe this will be achievable without causing disruptions to the market, if the Fed does not surprise the markets, and if inflation begins to wane. With supply chains broken and wage inflation persisting, we believe that corporations have an elevated incentive to invest. In our view, this handoff to a capital expenditure cycle should help to alleviate inflation pressure, increasing the likelihood of a soft landing.
In the near-term, we believe investors can take comfort in the fact that both corporations and households remain fundamentally sound, in our view. Corporate profits grew at record levels in 2021 as consumers flushed with cash, allowed price increases to be passed through. And while home prices have risen significantly over the last 18 months, the data shows that the rise is not being fueled by increased debt. Nonetheless, while not our base case, it is our opinion that the probability of a mild recession has moved definitively higher, and investors would be wise to increase liquidity in their portfolio and reduce exposure to sectors that remain tight. With rate volatility increasing and the Fed moving off the zero-lower bound, we believe that duration has re-emerged as an interesting tool to balance credit risk.

*
On March 24, 2022, the Board of Trustees approved a change in the Fund’s investment strategy to include investment in bank loans and floating rate secured loans effective May 2, 2022.

*
Effective July 31, 2021, Sean Banai, CFA was added as a portfolio manager for the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statement. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Short Term Bond Fund

Average Annual Total Returns for the Periods Ended March 31, 2022
	1 Year	5 Year	Since Inception of Classes A, C, I, and W December 19, 2012	Since Inception of Class R July 31, 2014	Since Inception of Class P3 June 1, 2018	Since Inception of Class P2 October 22, 2019
Including Sales Charge:
Class A(1)	-5.28%	0.79%	0.91%	—	—	—
Class C(2)	-4.50%	0.54%	0.43%	—	—	—
Class I	-2.52%	1.58%	1.47%	—	—	—
Class P2	-2.37%	—	—	—	—	0.91%
Class P3	-2.24%	—	—	—	2.24%	—
Class R	-3.04%	1.11%	—	0.99%	—	—
Class R6(3)	-2.49%	1.63%	1.51%	—	—	—
Class W	-2.65%	1.57%	1.45%	—	—	—
Excluding Sales Charge:
Class A	-2.81%	1.30%	1.19%	—	—	—
Class C	-3.54%	0.54%	0.43%	—	—	—
Class I	-2.52%	1.58%	1.47%	—	—	—
Class P2	-2.37%	—	—	—	—	0.91%
Class P3	-2.24%	—	—	—	2.24%	—
Class R	-3.04%	1.11%	—	0.99%	—	—
Class R6(3)	-2.49%	1.63%	1.51%	—	—	—
Class W	-2.65%	1.57%	1.45%	—	—	—
Bloomberg U.S. 1-3 Year Government/Credit Bond	-2.91%	1.26%	1.09%	1.16%	1.54%	0.28%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Short Term Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on July 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Strategic Income Opportunities Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2022 (as a percentage of net assets)

Collateralized Mortgage Obligations	22.6%
Corporate Bonds/Notes	18.3%
Commercial Mortgage-Backed Securities	17.2%
Asset-Backed Securities	13.2%
Bank Loans	12.9%
U.S. Treasury Obligations	3.5%
Sovereign Bonds	2.6%
Purchased Options	0.1%
Common Stock	0.0%
Preferred Stock	0.0%
Convertible Bonds/Notes	0.0%
Warrants	0.0%
U.S. Government Agency Obligations	0.0%
Assets in Excess of Other Liabilities*	9.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Strategic Income Opportunities Fund (the “Fund”) seeks total return through income and capital appreciation through all market cycles. The Fund is managed by Matthew Toms, CFA, Brian Timberlake, Ph.D., CFA, and Sean Banai, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2022, the Fund’s Class A shares, excluding sales charges, provided a total return of -2.37% compared to the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index and the Bloomberg U.S. Universal Bond Index, which returned 0.05% and -4.23% respectively, for the same period.
Portfolio Specifics: For the twelve-month period ended March 31, 2022, the Fund’s Class A shares underperformed the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index, on a net- and gross-of-fees basis. Duration and yield curve decisions detracted the most, as interest rates rose, and bond prices fell over the period. Security selection and sector allocation contributed to performance.
For the reporting period, the Fund underperformed. Duration and yield curve positioning detracted from performance. Even with a low duration profile, the significantly higher interest rates weighed on performance. Bond yields see-sawed early in the period. Inflation worries pressured yields higher but were offset by COVID-19 related concerns (both Delta and Omicron variants), which kept long-term rates steady. Increases in short-term yields continued during the fourth quarter, as the market anticipated rate hikes from the U.S. Federal Reserve Board (the “Fed”). Rates then catapulted higher as 2022 kicked off. Persistently higher inflation, compounded by energy price spikes from the Russia and Ukraine conflict brought yields back to levels not witnessed prior
Top Ten Holdings as of March 31, 2022* (as a percentage of net assets)

FREMF 2016-K55 D Mortgage Trust, 04/25/49	1.0%
United States Treasury Note, 2.250%, 03/31/24	0.7%
United States Treasury Note, 2.500%, 03/31/27	0.6%
GS Mortgage Securities Trust 2012-GCJ7 E, 5.000%, 05/10/45	0.6%
Prima Capital CRE Securitization 2019-7A D Ltd., 4.250%, 12/25/50	0.5%
WFRBS Commercial Mortgage Trust 2013-C12 E, 3.500%, 03/15/48	0.4%
FREMF 2019-KG01 C Mortgage Trust, 05/25/29	0.4%
WFRBS Commercial Mortgage Trust 2013-C17 D, 5.032%, 12/15/46	0.4%
WFRBS Commercial Mortgage Trust 2013-C11 E, 4.238%, 03/15/45	0.3%
Citigroup Commercial Mortgage Trust 2016-P4 E, 4.694%, 07/10/49	0.3%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
to COVID-19.
Security selection added to results over the period, contributions were largely sourced from commercial mortgage-backed securities (“CMBS”) and agency residential mortgage-backed securities (“RMBS”). CMBS was supported by more credit-sensitive investments and agency RMBS collateralized mortgage obligations also performed well as rates rose. Security selection within emerging markets offset some of these gains, which included investments in Russia and Ukraine.
Sector allocations, in total, contributed to performance over the last twelve-months. Allocations to bank loans and high yield corporates added to results. In securitized sectors, non-agency RMBS allocations contributed, underpinned by the strong housing market and resilient consumers. Asset-backed securities allocations also added, reflecting the low-beta characteristics of this sector. Meanwhile investments in agency mortgage-backed securities (“MBS”) detracted over the concern of Fed actions in connection to their MBS holdings, and CMBS markets also detracted. Emerging market investments in both sovereign and corporate issuers were impacted by the Russian and Ukraine conflict.
The Fund primarily used futures, swaps and forward contracts for efficient portfolio and cash management purposes. Derivatives had a negative impact on performance during the reporting period.
Current Strategy & Outlook: Through the remainder of the year, the Fed expects to hike its policy rate to around 2% and begin balance sheet runoff. We believe this will be achievable without causing disruptions to the market, if the Fed does not make any surprise moves and if inflation begins to wane. With supply chains broken and wage inflation persisting, we believe that corporations have an elevated incentive to invest. We also believe this handoff to a capital expenditure cycle should help to alleviate inflation pressure, increasing the likelihood of a soft landing.

Portfolio Managers’ Report	Voya Strategic Income Opportunities Fund

In the near-term, we believe investors can take comfort in the fact that both corporations and households remain fundamentally sound, in our view. Corporate profits grew at record levels in 2021 as consumers flush with cash allowed price increases to be passed through. And while home prices have risen significantly over the last 18 months, the data shows that the rise is not being fueled by increased debt. Nonetheless, while not our base case, it is our opinion that the probability of a mild recession has moved definitively higher, and investors would be wise to increase liquidity in their portfolio and reduce exposure to sectors that remain tight. With rate volatility increasing and the Fed moving off the zero-lower bound, we believe that duration has re-emerged as an interesting tool to balance credit risk.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statement. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Strategic Income Opportunities Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2022
	1 Year	5 Years	Since Inception of Classes A, C, I, R, and W November 2, 2012
Including Sales Charge:
Class A(1)	-4.92%	2.03%	2.71%
Class C(2)	-4.13%	1.81%	2.20%
Class I	-2.22%	2.87%	3.34%
Class P(3)	-1.67%	3.17%	3.50%
Class R	-2.76%	2.29%	2.70%
Class R6(3)	-2.17%	2.89%	3.34%
Class W	-2.24%	2.83%	3.16%
Excluding Sales Charge:
Class A	-2.47%	2.55%	2.99%
Class C	-3.18%	1.81%	2.20%
Class I	-2.22%	2.87%	3.34%
Class P(3)	-1.67%	3.17%	3.50%
Class R	-2.76%	2.29%	2.70%
Class R6(3)	-2.17%	2.89%	3.34%
Class W	-2.24%	2.83%	3.16%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index	0.05%	1.35%	0.89%
Bloomberg U.S. Universal Bond Index	-4.23%	2.31%	2.28%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Income Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on October 23, 2015 and Class P incepted on February 1, 2019. The Class R6 and Class P shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

shareholder expense examples (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2022*	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2022*
Voya GNMA Income Fund
Class A	$1,000.00	$955.70	0.84%	$4.10	$1,000.00	$1,020.74	0.84%	$4.23
Class C	1,000.00	951.80	1.59	7.74	1,000.00	1,017.00	1.59	8.00
Class I	1,000.00	957.10	0.54	2.63	1,000.00	1,022.24	0.54	2.72
Class P	1,000.00	958.30	0.15	0.73	1,000.00	1,024.18	0.15	0.76
Class R6	1,000.00	957.20	0.48	2.34	1,000.00	1,022.54	0.48	2.42
Class W	1,000.00	957.00	0.59	2.88	1,000.00	1,021.99	0.59	2.97
Voya High Yield Bond Fund
Class A	$1,000.00	$960.20	1.04%	$5.08	$1,000.00	$1,019.75	1.04%	$5.24
Class C	1,000.00	956.60	1.79	8.73	1,000.00	1,016.01	1.79	9.00
Class I	1,000.00	961.80	0.69	3.37	1,000.00	1,021.49	0.69	3.48
Class P	1,000.00	965.10	0.04	0.20	1,000.00	1,024.73	0.04	0.20
Class P3	1,000.00	966.70	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	959.10	1.29	6.30	1,000.00	1,018.50	1.29	6.49
Class R6	1,000.00	962.30	0.63	3.08	1,000.00	1,021.79	0.63	3.18
Class W	1,000.00	961.60	0.79	3.86	1,000.00	1,020.99	0.79	3.98

shareholder expense examples (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2022*	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2022*
Voya Intermediate Bond Fund
Class A	$1,000.00	$934.60	0.69%	$3.33	$1,000.00	$1,021.49	0.69%	$3.48
Class C	1,000.00	930.90	1.44	6.93	1,000.00	1,017.75	1.44	7.24
Class I	1,000.00	936.10	0.35	1.69	1,000.00	1,023.19	0.35	1.77
Class P3	1,000.00	937.70	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	933.50	0.94	4.53	1,000.00	1,020.24	0.94	4.73
Class R6	1,000.00	936.30	0.29	1.40	1,000.00	1,023.49	0.29	1.46
Class W	1,000.00	935.70	0.44	2.12	1,000.00	1,022.74	0.44	2.22
Voya Short Term Bond Fund
Class A	$1,000.00	$966.80	0.63%	$3.09	$1,000.00	$1,021.79	0.63%	$3.18
Class C	1,000.00	963.20	1.38	6.75	1,000.00	1,018.05	1.38	6.94
Class I	1,000.00	968.30	0.35	1.72	1,000.00	1,023.19	0.35	1.77
Class P2	1,000.00	969.00	0.15	0.74	1,000.00	1,024.18	0.15	0.76
Class P3	1,000.00	969.60	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	965.80	0.88	4.31	1,000.00	1,020.54	0.88	4.43
Class R6	1,000.00	968.40	0.30	1.47	1,000.00	1,023.44	0.30	1.51
Class W	1,000.00	968.10	0.38	1.86	1,000.00	1,023.04	0.38	1.92
Voya Strategic Income Opportunities Fund
Class A	$1,000.00	$967.50	0.85%	$4.17	$1,000.00	$1,020.69	0.85%	$4.28
Class C	1,000.00	964.10	1.60	7.83	1,000.00	1,016.95	1.60	8.05
Class I	1,000.00	969.20	0.62	3.04	1,000.00	1,021.84	0.62	3.13
Class P	1,000.00	971.80	0.03	0.15	1,000.00	1,024.78	0.03	0.15
Class R	1,000.00	966.80	1.10	5.39	1,000.00	1,019.45	1.10	5.54
Class R6	1,000.00	969.40	0.54	2.65	1,000.00	1,022.24	0.54	2.72
Class W	1,000.00	969.50	0.60	2.95	1,000.00	1,021.94	0.60	3.02

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

report of independent registered public accounting firm

To the Shareholders of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund and Voya Strategic Income Opportunities Fund and the Board of Trustees of Voya Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund and Voya Strategic Income Opportunities Fund (the “Funds”) (five of the funds constituting Voya Funds Trust (the “Trust”)), including the portfolios of investments, as of March 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (five of the funds constituting Voya Funds Trust) at March 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the years in the two-year period ended March 31, 2019, were audited by another independent registered public accounting firm whose report, dated May 23, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
May 27, 2022

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2022

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
ASSETS:
Investments in securities at fair value+*	$1,854,276,877	$625,098,211	$9,474,366,774
Short-term investments at fair value†	899,888	171,894,219	1,032,624,774
Cash	5,782,648	66,100	23,056,031
Cash collateral for futures contracts	2,052,570	—	12,851,775
Cash pledged for centrally cleared swaps (Note 2)	—	—	15,410,000
Cash pledged as collateral for OTC derivatives (Note 2)	—	—	2,810,000
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	5,194,759	—	12,459,495
Receivables:
Investment securities sold	77,568,486	44,790	91,333,463
Investment securities sold on a delayed-delivery or when-issued basis	422,564,133	—	111,104,590
Fund shares sold	4,264,991	531,273	27,821,054
Dividends	—	369	1,696
Interest	3,663,149	9,978,324	56,176,475
Foreign tax reclaims	—	—	89,506
Variation margin on futures contracts	—	—	1,849,116
Unrealized appreciation on forward foreign currency contracts	—	—	162,717
Prepaid expenses	46,570	66,313	114,615
Reimbursement due from Investment Adviser	6,450	486	17,899
Other assets	42,518	18,908	170,024
Total assets	2,376,363,039	807,698,993	10,862,420,004
LIABILITIES:
Income distribution payable	299,849	81,549	2,326,025
Payable for investment securities purchased	—	5,456,661	209,912,088
Payable for investment securities purchased on a delayed-delivery or when-issued basis	909,859,462	—	605,369,391
Payable for fund shares redeemed	3,617,373	364,890	30,690,214
Payable upon receipt of securities loaned	—	150,750,719	572,294,878
Unrealized depreciation on forward foreign currency contracts	—	—	16,528
Variation margin payable on centrally cleared swaps	—	—	429,349
Variation margin payable on futures contracts	289,349	—	—
Cash received as collateral for OTC derivatives (Note 2)	—	—	5,170,000
Payable for investment management fees	561,103	187,821	2,193,649
Payable for distribution and shareholder service fees	123,876	17,897	153,931
Payable to trustees under the deferred compensation plan (Note 6)	42,518	18,908	170,024
Payable for trustee fees	8,609	4,488	898
Other accrued expenses and liabilities	678,658	176,240	1,400,047
Written options, at fair value^	—	—	3,242,890
Total liabilities	915,480,797	157,059,173	1,433,369,912
NET ASSETS	$1,460,882,242	$650,639,820	$9,429,050,092
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,557,868,710	$659,284,588	$10,042,902,507
Total distributable loss	(96,986,468)	(8,644,768)	(613,852,415)
NET ASSETS	$1,460,882,242	$650,639,820	$9,429,050,092
+ Including securities loaned at value	$—	$147,137,756	$559,867,008
* Cost of investments in securities	$1,899,949,534	$638,711,318	$9,915,959,794
† Cost of short-term investments	$899,867	$171,893,545	$1,032,619,539
^ Premiums received on written options	$—	$—	$4,696,594
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2022 (continued)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
Class A
Net assets	$464,614,501	$45,841,796	$364,120,524
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	57,886,100	6,043,942	38,135,277
Net asset value and redemption price per share†	$8.03	$7.58	$9.55
Maximum offering price per share (2.50%)(1)	$8.24	$7.77	$9.79
Class C
Net assets	$26,836,638	$9,496,123	$15,563,759
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	3,360,434	1,252,439	1,632,332
Net asset value and redemption price per share†	$7.99	$7.58	$9.53
Class I
Net assets	$834,623,477	$193,356,934	$6,092,395,932
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	103,791,598	25,533,134	637,921,843
Net asset value and redemption price per share	$8.04	$7.57	$9.55
Class P
Net assets	$32,067	$272,100,738	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$0.001	$0.001	n/a
Shares outstanding	3,998	35,878,453	n/a
Net asset value and redemption price per share	$8.02	$7.58	n/a
Class P3
Net assets	n/a	$896,851	$76,078,310
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	118,083	7,963,021
Net asset value and redemption price per share	n/a	$7.60	$9.55
Class R
Net assets	n/a	$182,147	$143,084,592
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	23,998	14,965,886
Net asset value and redemption price per share	n/a	$7.59	$9.56
Class R6
Net assets	$23,951,404	$44,337,564	$2,563,037,959
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,976,914	5,839,169	268,210,038
Net asset value and redemption price per share	$8.05	$7.59	$9.56
Class W
Net assets	$110,824,155	$84,427,667	$174,769,016
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	13,765,403	11,108,911	18,315,480
Net asset value and redemption price per share	$8.05	$7.60	$9.54

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2022

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$432,962,734	$2,228,984,565
Short-term investments at fair value†	68,104,110	343,794,725
Cash	305,638	6,188,931
Cash collateral for futures contracts	769,835	6,451,555
Cash pledged for centrally cleared swaps (Note 2)	—	16,326,846
Cash pledged as collateral for OTC derivatives (Note 2)	—	2,890,000
Receivables:
Investment securities sold	16,420,504	41,870,603
Fund shares sold	199,778	3,600,079
Dividends	2,127	20,075
Interest	1,722,501	14,951,930
Variation margin on futures contracts	102,680	—
Unrealized appreciation on forward foreign currency contracts	—	22,696,093
Unrealized appreciation on OTC swap agreements	—	71,287
Prepaid expenses	56,937	56,567
Reimbursement due from Investment Adviser	8,652	—
Other assets	4,880	27,484
Total assets	520,660,376	2,687,930,740
LIABILITIES:
Income distribution payable	402	626,278
Payable for investment securities purchased	42,763,778	44,656,860
Payable for fund shares redeemed	121,806	5,765,094
Payable upon receipt of securities loaned	5,117,906	136,481,551
Unrealized depreciation on forward foreign currency contracts	—	24,085,499
Variation margin payable on centrally cleared swaps	—	333,781
Variation margin payable on futures contracts	—	882,424
Cash received as collateral for OTC derivatives (Note 2)	—	2,750,000
Payable for investment management fees	95,945	1,053,195
Payable for distribution and shareholder service fees	3,798	74,010
Payable to trustees under the deferred compensation plan (Note 6)	4,880	27,484
Payable for trustee fees	2,060	12,646
Unfunded loan commitments (Note 10)	—	867,826
Other accrued expenses and liabilities	19,290	621,577
Written options, at fair value^	—	2,584,504
Total liabilities	48,129,865	220,822,729
NET ASSETS	$472,530,511	$2,467,108,011
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$491,450,858	$2,639,423,698
Total distributable loss	(18,920,347)	(172,315,687)
NET ASSETS	$472,530,511	$2,467,108,011
+ Including securities loaned at value	$5,002,922	$133,282,929
* Cost of investments in securities	$444,174,963	$2,329,112,345
† Cost of short-term investments	$68,103,388	$343,794,725
^ Premiums received on written options	$—	$3,380,392
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2022 (continued)

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
Class A
Net assets	$15,350,579	$104,975,269
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	1,602,858	10,944,546
Net asset value and redemption price per share†	$9.58	$9.59
Maximum offering price per share (2.50%)(1)	$9.83	$9.84
Class C
Net assets	$442,449	$49,838,565
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	46,165	5,274,896
Net asset value and redemption price per share†	$9.58	$9.45
Class I
Net assets	$31,691,345	$2,096,038,064
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	3,312,092	218,187,783
Net asset value and redemption price per share	$9.57	$9.61
Class P
Net assets	n/a	$3,255
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	341
Net asset value and redemption price per share	n/a	$9.55
Class P2
Net assets	$26,650,447	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	2,814,593	n/a
Net asset value and redemption price per share	$9.47	n/a
Class P3
Net assets	$5,804,659	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	608,847	n/a
Net asset value and redemption price per share	$9.53	n/a
Class R
Net assets	$16,845	$20,854,083
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	1,753	2,192,262
Net asset value and redemption price per share	$9.61	$9.51
Class R6
Net assets	$372,852,971	$159,174,599
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	38,924,669	16,620,194
Net asset value and redemption price per share	$9.58	$9.58
Class W
Net assets	$19,721,216	$36,224,176
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	2,053,472	3,786,383
Net asset value and redemption price per share	$9.60	$9.57

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended March 31, 2022

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
INVESTMENT INCOME:
Dividends	$—	$243,537	$9,642
Interest, net of foreign taxes withheld*	22,123,268	49,446,253	265,765,752
Securities lending income, net	—	309,900	840,848
Total investment income	22,123,268	49,999,690	266,616,242
EXPENSES:
Investment management fees	7,559,124	5,235,999	27,029,283
Distribution and shareholder service fees:
Class A	1,350,132	125,858	1,069,963
Class C	390,704	101,505	201,618
Class R	—	1,608	820,825
Transfer agent fees:
Class A	600,393	81,814	630,143
Class C	43,951	16,495	29,679
Class I	804,987	134,123	3,482,842
Class P	243	9,654	—
Class P3	—	201	488
Class R	—	523	241,723
Class R6	315	4,468	30,947
Class W	139,736	155,740	298,133
Shareholder reporting expense	131,220	32,528	137,583
Registration fees	176,557	165,825	392,752
Professional fees	69,263	36,770	313,125
Custody and accounting expense	175,200	82,702	972,932
Trustee fees	68,872	35,898	240,201
Miscellaneous expense	51,823	15,986	261,834
Interest expense	522	—	25
Total expenses	11,563,042	6,237,697	36,154,096
Waived and reimbursed fees	(169,900)	(1,890,297)	(157,319)
Net expenses	11,393,142	4,347,400	35,996,777
Net investment income	10,730,126	45,652,290	230,619,465
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(27,645,928)	22,024,852	(28,896,790)
Forward foreign currency contracts	—	—	994,079
Foreign currency related transactions	—	—	(422,488)
Futures	18,657,031	—	(21,965,325)
Swaps	—	—	(4,081,201)
Written options	—	—	(1,348,713)
Net realized gain (loss)	(8,988,897)	22,024,852	(55,720,438)
Net change in unrealized appreciation (depreciation) on:
Investments	(67,313,284)	(61,579,754)	(620,267,594)
Forward foreign currency contracts	—	—	(2,258,230)
Foreign currency related transactions	—	—	(633,948)
Futures	(2,029,245)	—	12,134,633
Swaps	—	—	206,363
Written options	—	—	3,849,524
Net change in unrealized appreciation (depreciation)	(69,342,529)	(61,579,754)	(606,969,252)
Net realized and unrealized loss	(78,331,426)	(39,554,902)	(662,689,690)
Increase (decrease) in net assets resulting from operations	$(67,601,300)	$6,097,388	$(432,070,225)
* Foreign taxes withheld	$—	$—	$83,381
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended March 31, 2022

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
INVESTMENT INCOME:
Dividends	$4,411	$60,538
Interest, net of foreign taxes withheld*	6,191,134	92,839,062
Securities lending income, net	18,193	127,749
Total investment income	6,213,738	93,027,349
EXPENSES:
Investment management fees	1,029,716	12,645,085
Distribution and shareholder service fees:
Class A	48,054	324,167
Class C	4,642	530,581
Class R	57	112,470
Transfer agent fees:
Class A	14,053	81,199
Class C	340	33,212
Class I	21,223	1,693,703
Class P2	643	—
Class P3	80	—
Class R	8	14,079
Class R6	587	4,179
Class W	15,291	28,096
Shareholder reporting expense	4,865	85,675
Registration fees	126,432	186,210
Professional fees	21,733	97,735
Custody and accounting expense	70,050	388,050
Trustee fees	16,475	101,161
Miscellaneous expense	12,015	77,481
Total expenses	1,386,264	16,403,083
Waived and reimbursed fees	(142,038)	(18)
Net expenses	1,244,226	16,403,065
Net investment income	4,969,512	76,624,284
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,969,297)	(2,558,362)
Forward foreign currency contracts	—	(4,617,185)
Foreign currency related transactions	(133)	1,388,547
Futures	(1,458,613)	(7,580,973)
Swaps	—	(11,806,498)
Written options	—	11,631,444
Net realized loss	(3,428,043)	(13,543,027)
Net change in unrealized appreciation (depreciation) on:
Investments	(12,868,741)	(106,866,911)
Forward foreign currency contracts	—	(2,581,391)
Foreign currency related transactions	(14,612)	(572,217)
Futures	(1,255,918)	(13,155,343)
Swaps	—	(5,317)
Written options	—	1,800,963
Net change in unrealized appreciation (depreciation)	(14,139,271)	(121,380,216)
Net realized and unrealized loss	(17,567,314)	(134,923,243)
Decrease in net assets resulting from operations	$(12,597,802)	$(58,298,959)
* Foreign taxes withheld	$—	$51,038
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya GNMA Income Fund		Voya High Yield Bond Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
FROM OPERATIONS:
Net investment income	$10,730,126	$15,176,171	$45,652,290	$43,783,222
Net realized gain (loss)	(8,988,897)	17,477,758	22,024,852	9,678,584
Net change in unrealized appreciation (depreciation)	(69,342,529)	(15,379,355)	(61,579,754)	83,281,518
Increase (decrease) in net assets resulting from operations	(67,601,300)	17,274,574	6,097,388	136,743,324
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(6,296,795)	(9,377,238)	(2,339,943)	(2,347,151)
Class C	(170,951)	(455,335)	(394,886)	(447,906)
Class I	(14,433,811)	(14,869,649)	(10,110,459)	(5,258,208)
Class P	(648)	(653)	(17,710,462)	(15,894,893)
Class P3	—	—	(553,963)	(415,677)
Class R	—	—	(14,342)	(33,483)
Class R6	(367,322)	(371,629)	(10,925,724)	(12,023,544)
Class W	(1,773,989)	(2,783,574)	(4,683,936)	(7,324,885)
Return of capital:
Class A	(394,744)	(1,926,810)	—	(114,765)
Class C	(23,585)	(159,566)	—	(23,566)
Class I	(714,563)	(2,889,673)	—	(359,331)
Class P	(27)	(108)	—	(719,676)
Class P3	—	—	—	(19,834)
Class R	—	—	—	(1,496)
Class R6	(19,980)	(126,940)	—	(554,730)
Class W	(93,830)	(567,620)	—	(367,110)
Total distributions	(24,290,245)	(33,528,795)	(46,733,715)	(45,906,255)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	610,998,074	1,168,302,809	327,195,769	665,909,788
Reinvestment of distributions	20,272,704	28,307,653	45,439,824	44,999,241
	631,270,778	1,196,610,462	372,635,593	710,909,029
Cost of shares redeemed	(908,840,569)	(651,435,706)	(623,750,985)	(347,677,664)
Net increase (decrease) in net assets resulting from capital share transactions	(277,569,791)	545,174,756	(251,115,392)	363,231,365
Net increase (decrease) in net assets	(369,461,336)	528,920,535	(291,751,719)	454,068,434
NET ASSETS:
Beginning of year or period	1,830,343,578	1,301,423,043	942,391,539	488,323,105
End of year or period	$1,460,882,242	$1,830,343,578	$650,639,820	$942,391,539
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Fund		Voya Short Term Bond Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
FROM OPERATIONS:
Net investment income	$230,619,465	$257,060,237	$4,969,512	$3,935,631
Net realized gain (loss)	(55,720,438)	(17,879,152)	(3,428,043)	817,392
Net change in unrealized appreciation (depreciation)	(606,969,252)	284,489,546	(14,139,271)	7,316,228
Increase (decrease) in net assets resulting from operations	(432,070,225)	523,670,631	(12,597,802)	12,069,251
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(9,143,624)	(20,564,182)	(189,601)	(278,104)
Class C	(282,354)	(893,744)	(1,343)	(3,952)
Class I	(154,758,798)	(275,242,006)	(295,881)	(288,052)
Class P2	—	—	(1,393,182)	(2,186,280)
Class P3	(1,438,907)	(1,562,771)	(66,502)	(81,188)
Class R	(3,083,013)	(7,528,131)	(63)	(55)
Class R6	(68,083,038)	(127,827,065)	(3,123,798)	(1,089,714)
Class W	(4,830,730)	(11,423,548)	(257,675)	(337,343)
Return of capital:
Class A	(615,654)	(1,426,181)	(49,663)	(41,825)
Class C	(27,387)	(69,869)	(1,053)	(1,134)
Class I	(10,216,623)	(19,029,063)	(87,449)	(34,181)
Class P2	—	—	(52,614)	(198,897)
Class P3	(116,882)	(107,543)	(14,140)	(6,905)
Class R	(241,500)	(534,794)	(45)	(14)
Class R6	(4,247,795)	(8,604,830)	(1,037,071)	(103,871)
Class W	(293,532)	(813,151)	(55,355)	(44,753)
Total distributions	(257,379,837)	(475,626,878)	(6,625,435)	(4,696,268)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,464,507,865	4,097,730,949	464,474,302	122,358,355
Reinvestment of distributions	227,363,588	425,239,101	6,602,660	4,616,589
	3,691,871,453	4,522,970,050	471,076,962	126,974,944
Cost of shares redeemed	(3,574,389,538)	(2,798,974,263)	(187,837,124)	(98,064,607)
Net increase in net assets resulting from capital share transactions	117,481,915	1,723,995,787	283,239,838	28,910,337
Net increase (decrease) in net assets	(571,968,147)	1,772,039,540	264,016,601	36,283,320
NET ASSETS:
Beginning of year or period	10,001,018,239	8,228,978,699	208,513,910	172,230,590
End of year or period	$9,429,050,092	$10,001,018,239	$472,530,511	$208,513,910
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Strategic Income Opportunities Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021
FROM OPERATIONS:
Net investment income	$76,624,284	$87,624,973
Net realized loss	(13,543,027)	(11,401,028)
Net change in unrealized appreciation (depreciation)	(121,380,216)	285,287,987
Increase (decrease) in net assets resulting from operations	(58,298,959)	361,511,932
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(3,060,993)	(4,573,237)
Class C	(811,189)	(1,296,760)
Class I	(55,102,083)	(70,280,162)
Class P	(107)	(435,158)
Class P3	—	(61,640)
Class R	(457,854)	(571,163)
Class R6	(4,473,785)	(6,311,083)
Class W	(1,173,982)	(1,869,031)
Return of capital:
Class A	(681,504)	(764,196)
Class C	(315,718)	(285,148)
Class I	(12,906,476)	(10,402,184)
Class P	(20)	(17)
Class R	(132,830)	(114,529)
Class R6	(989,355)	(796,329)
Class W	(232,114)	(244,753)
Total distributions	(80,338,010)	(98,005,390)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	936,075,526	1,049,049,671
Reinvestment of distributions	71,575,250	87,221,563
	1,007,650,776	1,136,271,234
Cost of shares redeemed	(858,047,976)	(1,520,530,385)
Net increase (decrease) in net assets resulting from capital share transactions	149,602,800	(384,259,151)
Net increase (decrease) in net assets	10,965,831	(120,752,609)
NET ASSETS:
Beginning of year or period	2,456,142,180	2,576,894,789
End of year or period	$2,467,108,011	$2,456,142,180
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya GNMA Income Fund
Class A
03-31-22	8.50	0.04•	(0.40)	(0.36)	0.10	—	0.01	0.11	—	8.03	(4.36)	0.84	0.84	0.84	0.45	464,615	539
03-31-21	8.58	0.07•	0.02	0.09	0.14	—	0.03	0.17	—	8.50	1.08	0.85	0.84	0.84	0.82	591,762	419
03-31-20	8.36	0.18•	0.27	0.45	0.23	—	—	0.23	—	8.58	5.43	0.93	0.92	0.92	2.12	493,737	421
03-31-19	8.25	0.18	0.13	0.31	0.20	—	—	0.20	—	8.36	3.85	0.97	0.95	0.95	2.25	394,763	398
03-31-18	8.44	0.14•	(0.13)	0.01	0.18	—	0.02	0.20	—	8.25	0.08	0.95	0.95	0.95	1.66	435,118	367
Class C
03-31-22	8.46	(0.03)•	(0.40)	(0.43)	0.03	—	0.01	0.04	—	7.99	(5.10)	1.59	1.59	1.59	(0.32)	26,837	539
03-31-21	8.53	0.01•	0.03	0.04	0.08	—	0.03	0.11	—	8.46	0.44	1.60	1.59	1.59	0.09	48,911	419
03-31-20	8.31	0.12•	0.26	0.38	0.16	—	—	0.16	—	8.53	4.66	1.68	1.67	1.67	1.37	47,577	421
03-31-19	8.21	0.12	0.12	0.24	0.14	—	—	0.14	—	8.31	2.96	1.72	1.70	1.70	1.49	62,769	398
03-31-18	8.39	0.06	(0.10)	(0.04)	0.12	—	0.02	0.14	—	8.21	(0.56)	1.70	1.70	1.70	0.90	76,535	367
Class I
03-31-22	8.52	0.06•	(0.41)	(0.35)	0.12	—	0.01	0.13	—	8.04	(4.18)	0.56	0.54	0.54	0.74	834,623	539
03-31-21	8.59	0.09•	0.04	0.13	0.17	—	0.03	0.20	—	8.52	1.50	0.57	0.54	0.54	1.10	968,367	419
03-31-20	8.37	0.21•	0.26	0.47	0.25	—	—	0.25	—	8.59	5.75	0.67	0.62	0.62	2.42	604,194	421
03-31-19	8.26	0.21	0.13	0.34	0.23	—	—	0.23	—	8.37	4.16	0.71	0.65	0.65	2.55	387,607	398
03-31-18	8.45	0.16•	(0.13)	0.03	0.20	—	0.02	0.22	—	8.26	0.37	0.70	0.65	0.65	1.95	350,326	367
Class P
03-31-22	8.51	0.10•	(0.42)	(0.32)	0.16	—	0.01	0.17	—	8.02	(3.82)	1.21	0.15	0.15	1.15	32	539
05-22-20(4) - 03-31-21	8.62	0.09•	0.00*	0.09	0.17	—	0.03	0.20	—	8.51	1.03	1.67	0.15	0.15	1.28	33	419
Class R6
03-31-22	8.52	0.07•	(0.41)	(0.34)	0.12	—	0.01	0.13	—	8.05	(4.06)	0.48	0.48	0.48	0.81	23,951	539
07-31-20(4) - 03-31-21	8.58	0.04•	0.02	0.06	0.09	—	0.03	0.11	—	8.52	0.64	0.48	0.48	0.48	0.62	41,739	419
Class W
03-31-22	8.53	0.06•	(0.41)	(0.35)	0.12	—	0.01	0.13	—	8.05	(4.22)	0.59	0.59	0.59	0.70	110,824	539
03-31-21	8.60	0.09•	0.04	0.13	0.17	—	0.03	0.20	—	8.53	1.45	0.60	0.59	0.59	1.02	179,530	419
03-31-20	8.38	0.20•	0.27	0.47	0.25	—	—	0.25	—	8.60	5.69	0.68	0.67	0.67	2.38	155,915	421
03-31-19	8.27	0.20•	0.13	0.33	0.22	—	—	0.22	—	8.38	4.11	0.72	0.70	0.70	2.47	91,383	398
03-31-18	8.46	0.16•	(0.13)	0.03	0.20	—	0.02	0.22	—	8.27	0.33	0.70	0.70	0.70	1.92	156,625	367
Voya High Yield Bond Fund
Class A
03-31-22	7.99	0.36•	(0.40)	(0.04)	0.37	0.00*	—	0.37	—	7.58	(0.62)	1.04	1.04	1.04	4.55	45,842	63
03-31-21	7.02	0.38•	0.99	1.37	0.38	—	0.02	0.40	—	7.99	19.76	1.04	1.04	1.04	4.86	49,805	78
03-31-20	7.86	0.39•	(0.81)	(0.42)	0.42	—	—	0.42	—	7.02	(5.76)	1.10	1.10	1.10	4.97	44,060	57
03-31-19	7.89	0.43	(0.05)	0.38	0.41	—	—	0.41	—	7.86	5.03	1.10	1.10	1.10	5.49	60,390	33
03-31-18	8.11	0.43	(0.22)	0.21	0.43	—	—	0.43	—	7.89	2.52	1.07	1.07	1.07	5.27	52,994	40
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Bond Fund (continued)
Class C
03-31-22	7.99	0.30•	(0.40)	(0.10)	0.31	0.00*	—	0.31	—	7.58	(1.37)	1.79	1.79	1.79	3.80	9,496	63
03-31-21	7.02	0.32•	0.99	1.31	0.32	—	0.02	0.34	—	7.99	18.88	1.79	1.79	1.79	4.12	10,150	78
03-31-20	7.86	0.34•	(0.82)	(0.48)	0.36	—	—	0.36	—	7.02	(6.47)	1.85	1.85	1.85	4.23	11,215	57
03-31-19	7.89	0.37	(0.05)	0.32	0.35	—	—	0.35	—	7.86	4.24	1.85	1.85	1.85	4.77	15,945	33
03-31-18	8.11	0.37	(0.23)	0.14	0.36	—	—	0.36	—	7.89	1.75	1.82	1.82	1.82	4.52	10,513	40
Class I
03-31-22	7.98	0.39•	(0.40)	(0.01)	0.40	0.00*	—	0.40	—	7.57	(0.28)	0.69	0.69	0.69	4.90	193,357	63
03-31-21	7.01	0.40•	0.99	1.39	0.40	—	0.02	0.42	—	7.98	20.19	0.69	0.69	0.69	5.18	171,058	78
03-31-20	7.85	0.42•	(0.81)	(0.39)	0.45	—	—	0.45	—	7.01	(5.45)	0.75	0.75	0.75	5.32	68,214	57
03-31-19	7.88	0.47	(0.06)	0.41	0.44	—	—	0.44	—	7.85	5.39	0.75	0.75	0.75	5.82	81,121	33
03-31-18	8.10	0.46	(0.23)	0.23	0.45	—	—	0.45	—	7.88	2.87	0.72	0.72	0.72	5.62	149,279	40
Class P
03-31-22	7.99	0.44•	(0.40)	0.04	0.45	0.00*	—	0.45	—	7.58	0.38	0.63	0.04	0.04	5.54	272,101	63
03-31-21	7.02	0.45•	1.00	1.45	0.46	—	0.02	0.48	—	7.99	20.96	0.63	0.04	0.04	5.83	313,306	78
03-31-20	7.87	0.47•	(0.82)	(0.35)	0.50	—	—	0.50	—	7.02	(4.92)	0.69	0.08	0.08	5.98	99,000	57
03-31-19	7.90	0.51	(0.05)	0.46	0.49	—	—	0.49	—	7.87	6.05	0.69	0.08	0.08	6.51	120,464	33
03-31-18	8.11	0.51	(0.22)	0.29	0.50	—	—	0.50	—	7.90	3.63	0.66	0.06	0.06	6.28	132,713	40
Class P3
03-31-22	8.00	0.44•	(0.38)	0.06	0.46	0.00*	—	0.46	—	7.60	0.58	0.63	0.00*	0.00*	5.52	897	63
03-31-21	7.02	0.46•	1.00	1.46	0.46	—	0.02	0.48	—	8.00	21.18	0.63	0.00*	0.00*	5.88	8,814	78
03-31-20	7.86	0.46•	(0.79)	(0.33)	0.51	—	—	0.51	—	7.02	(4.74)	0.74	0.00*	0.00*	7.32	1,143	57
06-01-18(4) - 03-31-19	7.85	0.41•	0.00*	0.41	0.40	—	—	0.40	—	7.86	5.36	0.69	0.00*	0.00*	6.25	3	33
Class R
03-31-22	8.00	0.34•	(0.40)	(0.06)	0.35	0.00*	—	0.35	—	7.59	(0.87)	1.29	1.29	1.29	4.29	182	63
03-31-21	7.03	0.36•	0.99	1.35	0.36	—	0.02	0.38	—	8.00	19.44	1.29	1.29	1.29	4.61	547	78
03-31-20	7.87	0.37•	(0.81)	(0.44)	0.40	—	—	0.40	—	7.03	(5.99)	1.35	1.35	1.35	4.72	684	57
03-31-19	7.90	0.41	(0.05)	0.36	0.39	—	—	0.39	—	7.87	4.76	1.35	1.35	1.35	5.25	1,185	33
03-31-18	8.11	0.41	(0.21)	0.20	0.41	—	—	0.41	—	7.90	2.39	1.32	1.32	1.32	5.00	791	40
Class R6
03-31-22	8.00	0.40•	(0.41)	(0.01)	0.40	0.00*	—	0.40	—	7.59	(0.21)	0.63	0.63	0.63	4.91	44,338	63
03-31-21	7.02	0.41•	1.00	1.41	0.41	—	0.02	0.43	—	8.00	20.39	0.63	0.63	0.63	5.26	242,749	78
03-31-20	7.87	0.43•	(0.82)	(0.39)	0.46	—	—	0.46	—	7.02	(5.49)	0.69	0.69	0.69	5.44	125,036	57
03-31-19	7.89	0.45•	(0.03)	0.42	0.44	—	—	0.44	—	7.87	5.52	0.69	0.69	0.69	5.72	10,002	33
03-31-18	8.10	0.46	(0.22)	0.24	0.45	—	—	0.45	—	7.89	2.97	0.66	0.66	0.66	5.67	117,343	40
Class W
03-31-22	8.00	0.38•	(0.39)	(0.01)	0.39	0.00*	—	0.39	—	7.60	(0.24)	0.79	0.79	0.79	4.79	84,428	63
03-31-21	7.03	0.40•	0.99	1.39	0.40	—	0.02	0.42	—	8.00	20.03	0.79	0.79	0.79	5.09	145,963	78
03-31-20	7.87	0.41•	(0.81)	(0.40)	0.44	—	—	0.44	—	7.03	(5.51)	0.85	0.85	0.85	5.22	138,971	57
03-31-19	7.90	0.45	(0.05)	0.40	0.43	—	—	0.43	—	7.87	5.29	0.85	0.85	0.85	5.74	98,192	33
03-31-18	8.12	0.45	(0.22)	0.23	0.45	—	—	0.45	—	7.90	2.78	0.82	0.82	0.82	5.51	98,970	40
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Intermediate Bond Fund
Class A
03-31-22	10.25	0.20•	(0.66)	(0.46)	0.22	—	0.02	0.24	—	9.55	(4.70)	0.69	0.69	0.69	1.97	364,121	222††
03-31-21	10.11	0.25•	0.38	0.63	0.29	0.17	0.03	0.49	—	10.25	6.12	0.70	0.70	0.70	2.35	459,960	159††
03-31-20	10.02	0.30	0.13	0.43	0.33	0.01	—	0.34	—	10.11	4.29	0.69	0.69	0.69	2.88	451,338	253††
03-31-19	9.90	0.30	0.11	0.41	0.29	—	—	0.29	—	10.02	4.28	0.70	0.70	0.70	3.06	431,210	329††
03-31-18	10.01	0.27	(0.09)	0.18	0.29	—	—	0.29	—	9.90	1.75	0.67	0.67	0.67	2.63	444,865	482††
Class C
03-31-22	10.23	0.12•	(0.66)	(0.54)	0.14	—	0.02	0.16	—	9.53	(5.43)	1.44	1.44	1.44	1.22	15,564	222††
03-31-21	10.09	0.17•	0.38	0.55	0.21	0.17	0.03	0.41	—	10.23	5.34	1.45	1.45	1.45	1.62	22,702	159††
03-31-20	10.01	0.21	0.14	0.35	0.26	0.01	—	0.27	—	10.09	3.41	1.44	1.44	1.44	2.06	25,556	253††
03-31-19	9.89	0.23	0.11	0.34	0.22	—	—	0.22	—	10.01	3.51	1.45	1.45	1.45	2.31	28,657	329††
03-31-18	10.00	0.19	(0.09)	0.10	0.21	—	—	0.21	—	9.89	0.99	1.42	1.42	1.42	1.89	30,922	482††
Class I
03-31-22	10.25	0.24•	(0.67)	(0.43)	0.25	—	0.02	0.27	—	9.55	(4.39)	0.35	0.35	0.35	2.32	6,092,396	222††
03-31-21	10.10	0.29•	0.38	0.67	0.32	0.17	0.03	0.52	—	10.25	6.57	0.34	0.34	0.34	2.70	6,175,479	159††
03-31-20	10.02	0.32	0.14	0.46	0.37	0.01	—	0.38	—	10.10	4.53	0.36	0.36	0.36	3.13	4,988,317	253††
03-31-19	9.90	0.33	0.12	0.45	0.33	—	—	0.33	—	10.02	4.63	0.36	0.36	0.36	3.41	4,142,382	329††
03-31-18	10.01	0.30	(0.09)	0.21	0.32	—	—	0.32	—	9.90	2.09	0.35	0.35	0.35	2.96	2,510,746	482††
Class P3
03-31-22	10.25	0.27•	(0.67)	(0.40)	0.28	—	0.02	0.30	—	9.55	(4.06)	0.29	0.00*	0.00*	2.67	76,078	222††
03-31-21	10.11	0.32•	0.38	0.70	0.36	0.17	0.03	0.56	—	10.25	6.83	0.30	0.00*	0.00*	3.02	36,991	159††
03-31-20	10.02	0.36	0.14	0.50	0.40	0.01	—	0.41	—	10.11	4.99	0.30	0.00*	0.00*	3.49	20,936	253††
06-01-18(4) - 03-31-19	9.80	0.31•	0.21	0.52	0.30	—	—	0.30	—	10.02	5.40	0.31	0.00*	0.00*	3.80	16,286	329††
Class R
03-31-22	10.26	0.18•	(0.67)	(0.49)	0.19	—	0.02	0.21	—	9.56	(4.93)	0.94	0.94	0.94	1.72	143,085	222††
03-31-21	10.12	0.22•	0.38	0.60	0.26	0.17	0.03	0.46	—	10.26	5.86	0.95	0.95	0.95	2.11	175,289	159††
03-31-20	10.03	0.26	0.15	0.41	0.31	0.01	—	0.32	—	10.12	4.03	0.94	0.94	0.94	2.56	186,915	253††
03-31-19	9.92	0.28	0.10	0.38	0.27	—	—	0.27	—	10.03	3.92	0.95	0.95	0.95	2.81	170,236	329††
03-31-18	10.02	0.24	(0.08)	0.16	0.26	—	—	0.26	—	9.92	1.60	0.92	0.92	0.92	2.38	186,904	482††
Class R6
03-31-22	10.25	0.24•	(0.66)	(0.42)	0.25	—	0.02	0.27	—	9.56	(4.25)	0.29	0.29	0.29	2.37	2,563,038	222††
03-31-21	10.11	0.29•	0.38	0.67	0.33	0.17	0.03	0.53	—	10.25	6.50	0.30	0.30	0.30	2.74	2,861,963	159††
03-31-20	10.02	0.33	0.14	0.47	0.37	0.01	—	0.38	—	10.11	4.67	0.30	0.30	0.30	3.19	2,306,857	253††
03-31-19	9.90	0.34	0.11	0.45	0.33	—	—	0.33	—	10.02	4.65	0.31	0.31	0.31	3.46	1,851,627	329††
03-31-18	10.00	0.31	(0.09)	0.22	0.32	—	—	0.32	—	9.90	2.20	0.31	0.31	0.31	3.00	1,514,795	482††
Class W
03-31-22	10.24	0.23•	(0.67)	(0.44)	0.24	—	0.02	0.26	—	9.54	(4.47)	0.44	0.44	0.44	2.22	174,769	222††
03-31-21	10.10	0.27•	0.38	0.65	0.31	0.17	0.03	0.51	—	10.24	6.39	0.45	0.45	0.45	2.59	268,634	159††
03-31-20	10.01	0.32	0.14	0.46	0.36	0.01	—	0.37	—	10.10	4.56	0.44	0.44	0.44	3.05	249,060	253††
03-31-19	9.89	0.32•	0.12	0.44	0.32	—	—	0.32	—	10.01	4.55	0.45	0.45	0.45	3.25	174,570	329††
03-31-18	10.00	0.29	(0.09)	0.20	0.31	—	—	0.31	—	9.89	2.00	0.42	0.42	0.42	2.89	760,186	482††
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Short Term Bond Fund
Class A
03-31-22	9.98	0.09•	(0.36)	(0.27)	0.10	—	0.03	0.13	—	9.58	(2.81)	0.64	0.63	0.63	0.93	15,351	250
03-31-21	9.55	0.16•	0.46	0.62	0.17	—	0.02	0.19	—	9.98	6.48	0.68	0.60	0.60	1.62	19,499	145
03-31-20	9.77	0.22•	(0.23)	(0.01)	0.21	—	—	0.21	—	9.55	(0.14)	0.72	0.65	0.65	2.19	6,907	192
03-31-19	9.72	0.21•	0.06	0.27	0.22	—	—	0.22	—	9.77	2.85	0.93	0.77	0.77	2.14	14,247	137
03-31-18	9.84	0.16	(0.12)	0.04	0.16	—	—	0.16	—	9.72	0.35	0.88	0.77	0.77	1.55	2,618	165
Class C
03-31-22	9.98	0.02•	(0.37)	(0.35)	0.02	—	0.03	0.05	—	9.58	(3.54)	1.39	1.38	1.38	0.18	442	250
03-31-21	9.55	0.09•	0.45	0.54	0.09	—	0.02	0.11	—	9.98	5.69	1.43	1.35	1.35	0.89	548	145
03-31-20	9.76	0.14•	(0.21)	(0.07)	0.14	—	—	0.14	—	9.55	(0.78)	1.47	1.40	1.40	1.41	335	192
03-31-19	9.72	0.12	0.07	0.19	0.15	—	—	0.15	—	9.76	1.97	1.68	1.52	1.52	1.38	1,038	137
03-31-18	9.84	0.08	(0.12)	(0.04)	0.08	—	—	0.08	—	9.72	(0.40)	1.63	1.52	1.52	0.81	728	165
Class I
03-31-22	9.97	0.12•	(0.36)	(0.24)	0.13	—	0.03	0.16	—	9.57	(2.52)	0.40	0.35	0.35	1.19	31,691	250
03-31-21	9.54	0.19•	0.46	0.65	0.20	—	0.02	0.22	—	9.97	6.81	0.48	0.35	0.35	1.91	16,762	145
03-31-20	9.76	0.24•	(0.22)	0.02	0.24	—	—	0.24	—	9.54	0.16	0.57	0.40	0.40	2.43	11,925	192
03-31-19	9.71	0.23	0.07	0.30	0.25	—	—	0.25	—	9.76	3.15	0.78	0.50	0.50	2.37	9,283	137
03-31-18	9.84	0.18	(0.13)	0.05	0.18	—	—	0.18	—	9.71	0.55	0.71	0.51	0.51	1.84	9,578	165
Class P2
03-31-22	9.94	0.14•	(0.37)	(0.23)	0.21	—	0.03	0.24	—	9.47	(2.37)	0.31	0.15	0.15	1.43	26,650	250
03-31-21	9.54	0.21•	0.46	0.67	0.25	—	0.02	0.27	—	9.94	7.03	0.38	0.15	0.15	2.11	95,093	145
10-22-19(4) - 03-31-20	9.88	0.26•	(0.47)	(0.21)	0.13	—	—	0.13	—	9.54	(2.16)	0.36	0.15	0.15	2.67	49,296	192
Class P3
03-31-22	9.95	0.15•	(0.36)	(0.21)	0.18	—	0.03	0.21	—	9.53	(2.24)	0.31	0.00*	0.00*	1.54	5,805	250
03-31-21	9.54	0.23•	0.45	0.68	0.25	—	0.02	0.27	—	9.95	7.13	0.38	0.00*	0.00*	2.30	3,324	145
03-31-20	9.76	0.28•	(0.21)	0.07	0.29	—	—	0.29	—	9.54	0.67	0.42	0.00*	0.00*	2.83	5,288	192
06-01-18(4) - 03-31-19	9.71	0.23•	0.08	0.31	0.26	—	—	0.26	—	9.76	3.22	0.63	0.00*	0.00*	2.90	3,341	137
Class R
03-31-22	10.01	0.07•	(0.37)	(0.30)	0.07	—	0.03	0.10	—	9.61	(3.04)	0.89	0.88	0.88	0.66	17	250
03-31-21	9.57	0.14•	0.46	0.60	0.14	—	0.02	0.16	—	10.01	6.32	0.93	0.85	0.85	1.39	8	145
03-31-20	9.77	0.19•	(0.20)	(0.01)	0.19	—	—	0.19	—	9.57	(0.18)	0.97	0.90	0.90	1.93	3	192
03-31-19	9.72	0.18	0.07	0.25	0.20	—	—	0.20	—	9.77	2.60	1.18	1.02	1.02	1.85	3	137
03-31-18	9.84	0.13	(0.12)	0.01	0.13	—	—	0.13	—	9.72	0.10	1.13	1.02	1.02	1.33	3	165
Class R6
03-31-22	9.98	0.12•	(0.36)	(0.24)	0.13	—	0.03	0.16	—	9.58	(2.49)	0.31	0.30	0.30	1.18	372,853	250
03-31-21	9.55	0.20•	0.45	0.65	0.20	—	0.02	0.22	—	9.98	6.83	0.38	0.30	0.30	2.01	51,298	145
03-31-20	9.76	0.24•	(0.21)	0.03	0.24	—	—	0.24	—	9.55	0.29	0.42	0.35	0.35	2.47	98,380	192
03-31-19	9.72	0.23	0.06	0.29	0.25	—	—	0.25	—	9.76	3.08	0.63	0.47	0.47	2.40	86,628	137
03-31-18	9.84	0.18	(0.11)	0.07	0.19	—	—	0.19	—	9.72	0.68	0.59	0.48	0.48	1.85	93,094	165
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Short Term Bond Fund (continued)
Class W
03-31-22	10.01	0.12•	(0.38)	(0.26)	0.12	—	0.03	0.15	—	9.60	(2.65)	0.39	0.38	0.38	1.18	19,721	250
03-31-21	9.57	0.18•	0.47	0.65	0.19	—	0.02	0.21	—	10.01	6.84	0.43	0.35	0.35	1.85	21,981	145
03-31-20	9.79	0.24•	(0.22)	0.02	0.24	—	—	0.24	—	9.57	0.12	0.47	0.40	0.40	2.41	97	192
03-31-19	9.72	0.22	0.10	0.32	0.25	—	—	0.25	—	9.79	3.31	0.68	0.52	0.52	2.38	523	137
03-31-18	9.85	0.18•	(0.13)	0.05	0.18	—	—	0.18	—	9.72	0.50	0.63	0.52	0.52	1.83	79	165
Voya Strategic Income Opportunities Fund
Class A
03-31-22	10.12	0.28•	(0.52)	(0.24)	0.23	—	0.06	0.29	—	9.59	(2.47)	0.85	0.85	0.85	2.81	104,975	76
03-31-21	9.12	0.32•	1.03	1.35	0.30	—	0.05	0.35	—	10.12	14.99	0.88	0.88	0.88	3.26	147,463	45
03-31-20	10.15	0.35•	(0.97)	(0.62)	0.41	—	—	0.41	—	9.12	(6.48)	0.86	0.86	0.86	3.45	146,080	167
03-31-19	10.16	0.37	0.03	0.40	0.41	—	—	0.41	—	10.15	3.99	0.94	0.94	0.94	3.63	128,224	155
03-31-18	10.12	0.37	0.03	0.40	0.36	—	—	0.36	—	10.16	4.01	1.13	1.05	1.05	3.52	30,921	103
Class C
03-31-22	9.97	0.20•	(0.51)	(0.31)	0.15	—	0.06	0.21	—	9.45	(3.18)	1.60	1.60	1.60	2.07	49,839	76
03-31-21	8.98	0.24•	1.02	1.26	0.22	—	0.05	0.27	—	9.97	14.20	1.63	1.63	1.63	2.51	53,646	45
03-31-20	10.00	0.27•	(0.96)	(0.69)	0.33	—	—	0.33	—	8.98	(7.24)	1.61	1.61	1.61	2.68	53,333	167
03-31-19	10.00	0.29	0.04	0.33	0.33	—	—	0.33	—	10.00	3.32	1.69	1.69	1.69	2.87	25,999	155
03-31-18	9.96	0.29	0.03	0.32	0.28	—	—	0.28	—	10.00	3.24	1.88	1.80	1.80	2.79	8,150	103
Class I
03-31-22	10.15	0.31•	(0.53)	(0.22)	0.26	—	0.06	0.32	—	9.61	(2.22)	0.62	0.62	0.62	3.06	2,096,038	76
03-31-21	9.15	0.34•	1.04	1.38	0.33	—	0.05	0.38	—	10.15	15.35	0.63	0.63	0.63	3.51	2,029,154	45
03-31-20	10.20	0.38•	(0.98)	(0.60)	0.45	—	—	0.45	—	9.15	(6.30)	0.60	0.60	0.60	3.68	2,046,289	167
03-31-19	10.21	0.42	0.02	0.44	0.45	—	—	0.45	—	10.20	4.42	0.61	0.61	0.61	3.99	1,151,236	155
03-31-18	10.18	0.40•	0.04	0.44	0.41	—	—	0.41	—	10.21	4.37	0.78	0.70	0.70	3.87	194,924	103
Class P
03-31-22	10.09	0.36•	(0.52)	(0.16)	0.32	—	0.06	0.38	—	9.55	(1.67)	0.53	0.03	0.03	3.64	3	76
03-31-21	9.11	0.40•	1.02	1.42	0.39	—	0.05	0.44	—	10.09	15.82	0.57	0.07	0.07	4.13	3	45
03-31-20	10.18	0.44•	(1.01)	(0.57)	0.50	—	—	0.50	—	9.11	(5.99)	0.55	0.05	0.05	4.26	9,529	167
02-01-19(4) - 03-31-19	10.13	0.05•	0.08	0.13	0.08	—	—	0.08	—	10.18	1.33	0.58	0.08	0.08	3.22	3	155
Class R
03-31-22	10.04	0.26•	(0.53)	(0.27)	0.20	—	0.06	0.26	—	9.51	(2.76)	1.10	1.10	1.10	2.58	20,854	76
03-31-21	9.04	0.29•	1.03	1.32	0.27	—	0.05	0.32	—	10.04	14.81	1.13	1.13	1.13	3.00	22,403	45
03-31-20	10.07	0.32•	(0.97)	(0.65)	0.38	—	—	0.38	—	9.04	(6.80)	1.11	1.11	1.11	3.20	18,459	167
03-31-19	10.08	0.34	0.03	0.37	0.38	—	—	0.38	—	10.07	3.73	1.19	1.19	1.19	3.37	12,425	155
03-31-18	10.04	0.33	0.04	0.37	0.33	—	—	0.33	—	10.08	3.76	1.38	1.30	1.30	3.26	5,168	103
Class R6
03-31-22	10.12	0.31•	(0.52)	(0.21)	0.27	—	0.06	0.33	—	9.58	(2.17)	0.54	0.54	0.54	3.14	159,175	76
03-31-21	9.12	0.35•	1.04	1.39	0.34	—	0.05	0.39	—	10.12	15.46	0.57	0.57	0.57	3.59	154,515	45
03-31-20	10.17	0.38•	(0.98)	(0.60)	0.45	—	—	0.45	—	9.12	(6.28)	0.55	0.55	0.55	3.75	229,913	167
03-31-19	10.19	0.39	0.04	0.43	0.45	—	—	0.45	—	10.17	4.36	0.58	0.58	0.58	3.82	47,004	155
03-31-18	10.16	0.40	0.04	0.44	0.41	—	—	0.41	—	10.19	4.41	0.74	0.66	0.66	3.88	112,151	103
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Strategic Income Opportunities Fund (continued)
Class W
03-31-22	10.10	0.31•	(0.53)	(0.22)	0.25	—	0.06	0.31	—	9.57	(2.24)	0.60	0.60	0.60	3.06	36,224	76
03-31-21	9.09	0.34•	1.04	1.38	0.32	—	0.05	0.37	—	10.10	15.42	0.63	0.63	0.63	3.53	48,958	45
03-31-20	10.13	0.38•	(0.99)	(0.61)	0.43	—	—	0.43	—	9.09	(6.37)	0.61	0.61	0.61	3.69	69,522	167
03-31-19	10.13	0.39	0.04	0.43	0.43	—	—	0.43	—	10.13	4.35	0.69	0.69	0.69	3.75	48,251	155
03-31-18	10.09	0.39	0.04	0.43	0.39	—	—	0.39	—	10.13	4.27	0.88	0.80	0.80	3.77	26,567	103

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

††
The Fund’s use of treasury securities and “to be announced” (TBA) securities contribute significantly to the portfolio turnover rate. Excluding all purchase and sale transactions involving treasury securities and TBAs, the Fund’s portfolio turnover rate was 33% for the year ended March 31, 2022 and 39%, 40%, 35% and 32% for the fiscal years ended March 31, 2021, 2020, 2019, and 2018, respectively. The Fund’s strategies involving treasury securities and TBA securities are employed to increase liquidity and to manage interest rate risk while not changing the economic exposure to treasury and mortgage backed securities. The Fund invests in treasury securities and may purchase and sell treasury securities to manage the duration of the Fund and for hedging purposes when selling or buying corporate bonds. In addition, the Fund commonly employs an investment strategy involving the purchase of the most recently issued treasury security with a particular time to maturity while selling its position in a previously issued treasury security with a substantially similar time to maturity. This strategy is employed in order for the Fund to own the most liquid treasury security available for a given time to maturity. The Fund also invests in TBA securities whereby the actual identity of the securities to be delivered at settlement is not specified, but rather the general characteristics of the securities are agreed to (i.e. issuer, mortgage type, maturity, coupon and month of settlement). The Fund may engage in rolling strategies with TBAs whereby the Fund seeks to extend the expiration or maturity of a TBA position by closing out the position before expiration and simultaneously opening a new position that has substantially similar terms except for a later expiration date. Such rolls enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022

NOTE 1 — ORGANIZATION
Voya Funds Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of seven separately managed series. This report is for: Voya GNMA Income Fund (“GNMA Income”), Voya High Yield Bond Fund (“High Yield Bond”), Voya Intermediate Bond Fund (“Intermediate Bond”), Voya Short Term Bond Fund (“Short Term Bond”) and Voya Strategic Income Opportunities Fund (“Strategic Income Opportunities”) (each, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund offers at least six or more of the following classes of shares: Class A, Class C, Class I, Class P, Class P2, Class P3, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees, as well as differences in the amount of waiver fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the share classes, if any.
Effective November 2, 2021, Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares 8 years after purchase. Prior to November 2, 2021, Class C shares, along with their pro rata reinvested dividend shares, automatically converted to Class A shares 10 years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya
Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of March 31, 2022, the maximum amount of loss that Intermediate Bond and Strategic Income Opportunities would incur if the counterparties to their derivative transactions failed to perform would be $5,235,025 and $25,858,535, respectively, which represents the gross payments to be received by the Funds on OTC purchased options and open forward foreign currency contracts were they to be unwound as of March 31, 2022. To reduce the amount of potential loss to Intermediate Bond and Strategic Income Opportunities, the Funds received $5,170,000 and $2,750,000, respectively, in cash collateral from certain counterparties at March 31, 2022. In addition, certain counterparties had pledged U.S. Treasury Notes with an original par of $3,223,000 as collateral for open OTC derivatives at March 31, 2022.
The Funds’ Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
As of March 31, 2022, Intermediate Bond and Strategic Income Opportunities had a liability position of $3,259,418 and $26,670,003, respectively, on open forward foreign currency contracts and OTC written options with credit related contingent features. If a contingent feature would have been triggered as of March 31, 2022, the Funds could have been required to pay this amount in cash to their counterparties. At March 31, 2022, Intermediate Bond and Strategic Income Opportunities had pledged $2,810,000 and $2,890,000, respectively, in cash collateral to certain counterparties for open OTC derivatives.
E. Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
For the year ended March 31, 2022, Intermediate Bond and Strategic Income Opportunities entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Funds used forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements.
During the year ended March 31, 2022, Intermediate Bond and Strategic Income Opportunities had average contract amounts on forward foreign currency contracts to buy and

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

sell as disclosed below. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at March 31, 2022.
	Buy	Sell
Intermediate Bond	$3,864,069	$27,405,766
Strategic Income Opportunities	1,460,387,836	1,472,881,623
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price.
Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts, if any, are reported on a table within the each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the each Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the each Fund’s Statement of Operations. Realized gains (losses) are reported in the each Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2022, GNMA Income, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have purchased and sold futures contracts on various bonds and notes to manage duration and yield curve exposure. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended March 31, 2022, the following Funds had an average notional value on futures contracts purchased and sold as disclosed below. Please refer to the tables within each respective Portfolio of Investments for open futures contracts at March 31, 2022.
	Purchased	Sold
GNMA Income	$21,040,145	$331,635,163
Intermediate Bond	929,347,493	384,144,566
Short Term Bond	127,274,772	37,364,680
Strategic Income Opportunities	398,337,430	481,643,535
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund distributes capital gains, if any, annually. All Funds declare dividends daily and pay dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.
J. Securities Lending. Each Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
K. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
L. Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At March 31, 2022, GNMA Income and Intermediate Bond had pledged $5,194,759 and $12,459,495, respectively, in cash collateral with certain counterparties for open delayed-delivery or when-issued transactions.
M. Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.
N. Options Contracts. The Funds may write call and put options on futures, swap options (“swaptions”), securities, commodity or currencies they own or in which they may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended March 31, 2022, Intermediate Bond and Strategic Income Opportunities had purchased equity options to gain additional equity exposure with an average notional value of $737,252,175 and $371,354,939, respectively. There were no open purchased equity options contracts for Intermediate Bond and Strategic Income Opportunities at year.
During the year ended March 31, 2022, Intermediate Bond and Strategic Income Opportunities had written equity options to generate income with an average notional value of $391,583,284 and $201,964,306, respectively. There were no open written equity options contracts for Intermediate Bond and Strategic Income Opportunities at year.
During the year ended March 31, 2022, Intermediate Bond and Strategic Income Opportunities had written interest rate swaptions to generate income with an average notional value of $216,570,000 and $143,522,266, respectively. Please refer to the table within the Portfolio of Investments for open written interest rate swaptions contracts for Intermediate Bond and Strategic Income Opportunities at March 31, 2022.
During the year ended March 31, 2022, Intermediate Bond and Strategic Income Opportunities had purchased foreign currency options to manage their foreign exchange exposure with average notional values of $506,088,800 and $203,677,500, respectively. Please refer to the tables within the Portfolio of Investments for open purchased options on foreign currencies for Intermediate Bond and Strategic Income Opportunities at March 31, 2022.
During the year ended March 31, 2022, Intermediate Bond and Strategic Income Opportunities had written foreign currency options to generate income with an average notional value of $262,067,333 and $138,120,900, respectively. Please refer to the tables within the Portfolio of Investments for open written options on foreign currency contracts for Intermediate Bond and Strategic Income Opportunities at March 31, 2022.
During the year ended March 31, 2022, Intermediate Bond and Strategic Income Opportunities had purchased options on credit default swap indices with average notional values of $223,595,500 and $111,694,500 to manage their exposure to certain credit markets. There were no open purchased options on credit default swap indices for Intermediate Bond and Strategic Income Opportunities at March 31, 2022.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

O. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within each Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2022, if any, for which a Fund is seller of protection, are disclosed in each Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
For the year ended March 31, 2022, Intermediate Bond and Strategic Income Opportunities had bought and sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. The Funds enter into CDX swap contracts to gain additional exposure within various credit sectors and to hedge the credit risk associated within various sectors with the credit markets. In addition, for the year ended March 31, 2022, Strategic Income Opportunities had bought credit protection on single name issuers (Corporate or Sovereign) to gain additional exposure to the credit market. Please refer to the tables within the Portfolios of Investments for open credit default swaps to buy and sell protection for Strategic Income Opportunities as of March 31, 2022.
During the year ended March 31, 2022, Strategic Income Opportunities had an average notional value on credit default swaps to buy protection of $15,120,000.
During the year ended March 31, 2022, Intermediate Bond and Strategic Income Opportunities had an average notional value on credit default swaps to sell protection of $136,125,996 and $150,591,428, respectively.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended March 31, 2022, Intermediate Bond and Strategic Income Opportunities had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. The average notional amount on long interest rate swaps for Intermediate Bond and Strategic Income Opportunities was $43,561,600 and $18,331,638, respectively.
For the year ended March 31, 2022, Intermediate Bond and Strategic Income Opportunities had entered into interest rate swaps in which they pay a fixed interest rate and receive a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. The average notional amount on short interest rate swaps for Intermediate Bond and Strategic Income Opportunities was $116,070,000 and $42,234,849, respectively.
Please refer to the tables within the Portfolio of Investments for open written options on foreign currency contracts for Intermediate Bond and Strategic Income Opportunities at March 31, 2022.
At March 31, 2022, Intermediate Bond and Strategic Income Opportunities had pledged $15,410,000 and 16,326,846 as cash collateral for open centrally cleared swaps, respectively.
Volatility Swap Contracts. Certain Funds may enter into volatility swaps. Volatility swaps are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

realized price volatility, a Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, a Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.
During the year ended March 31, 2022, Strategic Income Opportunities had an average notional amount of $17,798,100 on foreign currency volatility swaps (receiver). Please refer to the tables within the Portfolio of Investments for open volatility swaps at March 31, 2022.
P. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended March 31, 2022, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
GNMA Income	$13,394,974	$7,469,115
High Yield Bond	541,233,730	776,215,449
Intermediate Bond	4,500,681,812	5,104,681,544
Short Term Bond	395,546,513	217,771,729
Strategic Income Opportunities	1,132,868,507	1,157,794,751
U.S. government securities not included above were as follows:
	Purchases	Sales
GNMA Income	$11,143,197,984	$11,279,967,092
Intermediate Bond	18,101,595,711	17,339,778,179
Short Term Bond	858,438,073	792,354,264
Strategic Income Opportunities	693,969,060	628,079,243
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of GNMA Income, High Yield Bond and Strategic Income Opportunities through August 1, 2022. These waivers are not eligible for recoupment. Termination or modification of these obligations requires approval by the Board.
Fund	Fee
GNMA Income	0.45% on the first $1 billion, 0.43% on the next $500 million and 0.41% on assets thereafter
High Yield Bond	0.61% on the first $500 million, 0.55% on the next $4.5 billion and 0.50% on assets thereafter
Intermediate Bond	0.27% on all assets
Short Term Bond	0.25% on all assets
Strategic Income Opportunities	0.50% on all assets
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Fund. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class A, Class C and Class R of the respective Funds each has a distribution and/or service and distribution plan (the “Plan”), whereby the Distributor is compensated by certain of the Funds for expenses incurred in the distribution and/or shareholder servicing of each Fund’s shares (“Distribution and/or Service Fees”). Pursuant to the Plan, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. In addition, High Yield Bond, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have a shareholder service plan for Class A and Class C shares (together with the Plan referenced above, the “Plans”). Under the Plans, each class of shares of each Fund pays the Distributor a

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Distribution and/or Service Fee based on average daily net assets at the following annual rates:
Fund	Class A	Class C	Class R
GNMA Income	0.25%	1.00%	N/A
High Yield Bond	0.25%	1.00%	0.50%
Intermediate Bond	0.25%	1.00%	0.50%
Short Term Bond	0.25%	1.00%	0.50%
Strategic Income Opportunities	0.25%	1.00%	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended March 31, 2022, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:
GNMA Income	$6,997	$—
High Yield Bond	4,434	—
Intermediate Bond	6,617	—
Short Term Bond	131	—
Strategic Income Opportunities	7,341	—
Contingent Deferred Sales Charges:
GNMA Income	$38,480	$8,334
High Yield Bond	13	59
Intermediate Bond	1,241	1,957
Short Term Bond	1,997	4
Strategic Income Opportunities	7,634	6,380
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At March 31, 2022, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Index Solution Income Portfolio	Short Term Bond	5.70%
Voya Institutional Trust Company	GNMA Income	16.33
Voya Intermediate Bond Portfolio	High Yield Bond	24.09
Voya Investment Management Co. LLC	High Yield Bond	8.14
Voya Retirement Conservative Portfolio	Short Term Bond	6.59
Voya Retirement Growth Portfolio	Short Term Bond	24.90
Voya Retirement Insurance and Annuity Company	Intermediate Bond	8.71
Voya Retirement Moderate Growth Portfolio	Short Term Bond	17.15
Voya Retirement Moderate Portfolio	Short Term Bond	15.43
Voya Solution Income Portfolio	Short Term Bond	7.22
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Funds may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser), a common sub-adviser and/or common officers or trustees. These interfund transactions are made pursuant to Rule 17a-7 under the 1940 Act and in accordance with the “Rule 17a-7 Policy” adopted by the Board. For the year ended March 31, 2022, High Yield Bond engaged in such transactions amounting to $5,715,535 in purchases and $3,035,117 in sales, resulting in a net realized gain of $119,211.
The Funds may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended March 31, 2022, the per account fees for affiliated recordkeeping services paid by each Fund were as follows:
Fund	Amount
GNMA Income	$364,196
High Yield Bond	13,309
Intermediate Bond	456,662
Short Term Bond	23
Strategic Income Opportunities	17,478
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, as applicable, to the levels listed below:
Fund	Class A	Class C	Class I	Class P	Class P2	Class P3	Class R	Class R6	Class W
GNMA Income	0.84%	1.59%	0.54%	0.15%	N/A	N/A	N/A	0.54%	0.59%
High Yield Bond	1.10%	1.85%	0.85%	0.15%	N/A	0.00%	1.35%	0.83%	0.85%
Intermediate Bond	0.75%	1.50%	0.50%	N/A	N/A	0.00%	1.00%	0.50%	0.50%

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

Fund	Class A	Class C	Class I	Class P	Class P2	Class P3	Class R	Class R6	Class W
Short Term Bond	0.65%	1.40%	0.35%	N/A	0.15%	0.00%	0.90%	0.30%	0.40%
Strategic Income Opportunities	1.15%	1.90%	0.72%	0.15%	N/A	N/A	1.40%	0.60%	0.90%
With the exception of Strategic Income Opportunities and the non-recoupable Class P management fee waiver for GNMA Income and High Yield Bond, the Investment Adviser may at a later date recoup from a Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of March 31, 2022 the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	March 31,			Total
	2023	2024	2025
GNMA Income	$78,050	$—	$—	$78,050
High Yield Bond	224	44,399	60,176	104,799
Intermediate Bond	58,675	91,806	157,319	307,800
Short Term Bond	178,941	288,006	133,268	600,215
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of March 31, 2022, are as follows:
	March 31,			Total
	2023	2024	2025
GNMA Income
Class A	$—	$68,885	$—	$68,885
Class C	—	6,083	—	6,083
Class I	180,602	220,385	169,548	570,535
	March 31,			Total
	2023	2024	2025
Class P	—	300	203	503
Class W	—	16,599	—	16,599
Short Term Bond
Class I	12,071	8,563	8,770	29,404
The Expense Limitation Agreement is contractual through August 1, 2022 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective June 14, 2021, the Funds, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 13, 2022. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 14, 2021, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 14, 2021.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the year ended March 31, 2022:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
GNMA Income	6	$2,353,167	1.33%
Intermediate Bond	1	673,000	1.33

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
GNMA Income
Class A
3/31/2022	11,277,527	—	720,684	(23,725,800)	—	(11,727,589)	95,005,028	—	6,054,296	(199,441,916)	—	(98,382,592)
3/31/2021	26,944,868	—	1,200,962	(16,087,280)	—	12,058,550	231,045,151	—	10,292,022	(137,788,797)	—	103,548,376
Class C
3/31/2022	434,519	—	21,361	(2,878,820)	—	(2,422,940)	3,655,918	—	179,138	(24,082,916)	—	(20,247,860)
3/31/2021	1,967,981	—	64,684	(1,823,764)	—	208,901	16,786,460	—	551,827	(15,553,503)	—	1,784,784
Class I
3/31/2022	57,283,966	—	1,410,379	(68,604,093)	—	(9,909,748)	482,886,816	—	11,867,348	(575,307,247)	—	(80,553,083)
3/31/2021	89,156,852	—	1,593,392	(47,354,775)	—	43,395,469	765,178,344	—	13,675,785	(406,391,460)	—	372,462,669
Class P
3/31/2022	—	—	80	—	—	80	—	—	675	—	—	675
5/22/2020(1) - 3/31/2021	3,828	—	89	—	—	3,917	33,000	—	761	—	—	33,761
Class R6
3/31/2022	759,585	—	46,034	(2,729,091)	—	(1,923,472)	6,415,735	—	387,301	(23,219,105)	—	(16,416,069)
7/31/2020(1) - 3/31/2021	5,139,871	—	58,209	(297,695)	—	4,900,385	44,091,192	—	498,569	(2,551,069)	—	42,038,692
Class W
3/31/2022	2,733,426	—	211,783	(10,233,228)	—	(7,288,019)	23,034,577	—	1,783,946	(86,789,385)	—	(61,970,862)
3/31/2021	12,911,284	—	382,737	(10,360,560)	—	2,933,461	111,168,662	—	3,288,689	(89,150,877)	—	25,306,474
High Yield Bond
Class A
3/31/2022	649,906	—	259,104	(1,099,273)	—	(190,263)	5,218,071	—	2,063,621	(8,762,057)	—	(1,480,365)
3/31/2021	1,277,866	—	278,827	(1,602,122)	—	(45,429)	9,799,174	—	2,166,595	(12,205,285)	—	(239,516)
Class C
3/31/2022	164,725	—	49,194	(232,402)	—	(18,483)	1,325,876	—	391,638	(1,848,988)	—	(131,474)
3/31/2021	52,327	—	56,970	(437,035)	—	(327,738)	407,776	—	442,005	(3,379,701)	—	(2,529,920)
Class I
3/31/2022	14,248,586	—	1,180,689	(11,341,157)	—	4,088,118	114,040,363	—	9,385,111	(90,093,198)	—	33,332,276
3/31/2021	17,254,831	—	676,970	(6,224,650)	—	11,707,151	135,709,963	—	5,288,007	(48,118,788)	—	92,879,182
Class P
3/31/2022	16,740,632	—	2,200,106	(22,270,858)	—	(3,330,120)	131,212,122	—	17,529,964	(175,094,969)	—	(26,352,883)
3/31/2021	30,843,627	—	2,122,977	(7,863,387)	—	25,103,217	230,588,862	—	16,599,577	(62,071,848)	—	185,116,591
Class P3
3/31/2022	891,755	—	68,009	(1,943,676)	—	(983,912)	7,142,828	—	545,174	(15,234,842)	—	(7,546,840)
3/31/2021	1,065,181	—	55,612	(181,619)	—	939,174	7,925,155	—	435,511	(1,424,482)	—	6,936,184
Class R
3/31/2022	5,116	—	1,691	(51,173)	—	(44,366)	40,858	—	13,528	(411,270)	—	(356,884)
3/31/2021	12,372	—	4,474	(45,872)	—	(29,026)	96,072	—	34,769	(362,000)	—	(231,159)
Class R6
3/31/2022	4,066,896	—	1,352,792	(29,933,291)	—	(24,513,603)	32,690,991	—	10,846,577	(235,228,704)	—	(191,691,136)
3/31/2021	25,766,653	—	1,585,305	(14,803,857)	—	12,548,101	189,942,494	—	12,382,591	(111,639,906)	—	90,685,179
Class W
3/31/2022	4,432,494	—	584,438	(12,143,760)	—	(7,126,828)	35,524,660	—	4,664,211	(97,076,957)	—	(56,888,086)
3/31/2021	12,079,442	—	978,485	(14,599,434)	—	(1,541,507)	91,440,292	—	7,650,186	(108,475,654)	—	(9,385,176)
Intermediate Bond
Class A
3/31/2022	7,936,708	—	687,990	(15,367,870)	—	(6,743,172)	81,104,507	—	7,040,999	(157,102,969)	—	(68,957,463)
3/31/2021	14,337,503	—	1,552,224	(15,665,755)	—	223,972	152,354,422	—	16,466,501	(165,401,171)	—	3,419,752
Class C
3/31/2022	172,368	—	23,132	(781,431)	—	(585,931)	1,768,576	—	236,689	(7,948,052)	—	(5,942,787)
3/31/2021	674,364	—	65,573	(1,053,723)	—	(313,786)	7,134,581	—	695,023	(11,175,900)	—	(3,346,296)
Class I
3/31/2022	241,997,846	—	14,032,171	(220,648,390)	—	35,381,627	2,453,548,509	—	143,362,404	(2,226,904,558)	—	370,006,355
3/31/2021	253,636,822	—	24,279,303	(169,105,998)	—	108,810,127	2,687,298,658	—	257,485,987	(1,780,411,799)	—	1,164,372,846
Class P3
3/31/2022	6,732,245	—	152,870	(2,529,951)	—	4,355,164	67,863,845	—	1,554,909	(25,314,324)	—	44,104,430
3/31/2021	2,626,038	—	157,427	(1,246,780)	—	1,536,685	27,738,103	—	1,670,315	(13,195,021)	—	16,213,397
Class R
3/31/2022	1,952,651	—	321,947	(4,389,254)	—	(2,114,656)	19,998,676	—	3,298,237	(44,929,985)	—	(21,633,072)
3/31/2021	3,335,407	—	743,273	(5,467,067)	—	(1,388,387)	35,462,358	—	7,897,423	(58,088,638)	—	(14,728,857)

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Intermediate Bond (continued)
Class R6
3/31/2022	79,215,568	—	6,563,347	(96,696,703)	—	(10,917,788)	808,317,892	—	67,098,886	(994,110,333)	—	(118,693,555)
3/31/2021	100,455,433	—	12,213,279	(61,776,505)	—	50,892,207	1,064,229,002	—	129,554,847	(654,642,138)	—	539,141,711
Class W
3/31/2022	3,124,623	—	466,739	(11,502,032)	—	(7,910,670)	31,905,860	—	4,771,464	(118,079,317)	—	(81,401,993)
3/31/2021	11,639,725	—	1,081,979	(11,153,189)	—	1,568,515	123,513,825	—	11,469,005	(116,059,596)	—	18,923,234
Short Term Bond
Class A
3/31/2022	225,939	—	24,149	(601,354)	—	(351,266)	2,248,805	—	239,174	(5,901,999)	—	(3,414,020)
3/31/2021	1,387,184	—	32,156	(188,734)	—	1,230,606	13,693,922	—	319,816	(1,881,765)	—	12,131,973
Class C
3/31/2022	13,819	—	241	(22,792)	—	(8,732)	134,109	—	2,396	(225,983)	—	(89,478)
3/31/2021	39,979	—	511	(20,714)	—	19,776	397,712	—	5,073	(206,085)	—	196,700
Class I
3/31/2022	2,346,060	—	38,184	(753,122)	—	1,631,122	23,155,647	—	376,908	(7,420,186)	—	16,112,369
3/31/2021	715,015	—	31,098	(314,891)	—	431,222	7,108,557	—	308,686	(3,134,143)	—	4,283,100
Class P2
3/31/2022	3,710,644	—	144,599	(10,608,845)	—	(6,753,602)	35,617,003	—	1,429,581	(104,288,052)	—	(67,241,468)
3/31/2021	5,953,129	—	240,462	(1,791,711)	—	4,401,880	58,091,606	—	2,385,177	(17,709,956)	—	42,766,827
Class P3
3/31/2022	389,625	—	8,196	(123,016)	—	274,805	3,793,284	—	80,642	(1,203,965)	—	2,669,961
3/31/2021	127,704	—	8,539	(356,586)	—	(220,343)	1,265,904	—	84,609	(3,461,267)	—	(2,110,754)
Class R
3/31/2022	1,087	—	11	(191)	—	907	10,787	—	108	(1,897)	—	8,998
3/31/2021	512	—	7	(0)*	—	519	5,119	—	69	(2)	—	5,186
Class R6
3/31/2022	39,456,260	—	422,058	(6,095,498)	—	33,782,820	392,726,125	—	4,160,869	(60,250,814)	—	336,636,180
3/31/2021	1,665,203	—	114,007	(6,943,954)	—	(5,164,744)	16,524,973	—	1,131,114	(67,439,922)	—	(49,783,835)
Class W
3/31/2022	683,926	—	31,532	(858,904)	—	(143,446)	6,788,542	—	312,982	(8,544,228)	—	(1,442,704)
3/31/2021	2,572,329	—	38,283	(423,843)	—	2,186,769	25,270,562	—	382,045	(4,231,467)	—	21,421,140
Strategic Income Opportunities
Class A
3/31/2022	3,051,116	—	339,546	(7,012,470)	—	(3,621,808)	30,535,738	—	3,392,473	(70,001,927)	—	(36,073,716)
3/31/2021	5,638,505	—	502,590	(7,594,730)	—	(1,453,635)	55,160,875	—	4,935,133	(74,321,820)	—	(14,225,812)
Class C
3/31/2022	1,305,996	—	102,460	(1,513,122)	—	(104,666)	12,857,088	—	1,007,742	(14,880,582)	—	(1,015,752)
3/31/2021	1,279,251	—	145,324	(1,982,228)	—	(557,653)	12,318,707	—	1,406,352	(19,227,048)	—	(5,501,989)
Class I
3/31/2022	85,696,320	—	6,007,076	(73,414,564)	—	18,288,832	856,763,572	—	60,036,542	(732,917,242)	—	183,882,872
3/31/2021	92,126,382	—	7,205,439	(122,990,435)	—	(23,658,614)	905,049,159	—	71,006,762	(1,206,675,912)	—	(230,619,991)
Class P
3/31/2022	—	—	13	—	—	13	—	—	127	—	—	127
3/31/2021	691,537	—	38,288	(1,775,035)	—	(1,045,210)	6,382,889	—	369,485	(17,409,442)	—	(10,657,068)
Class P3
3/31/2022	—	—	—	—	—	—	—	—	—	—	—	—
3/31/2021	103,085	—	5,890	(520,666)	—	(411,691)	980,634	—	56,632	(5,082,987)	—	(4,045,721)
Class R
3/31/2022	257,601	—	59,664	(356,374)	—	(39,109)	2,565,310	—	590,684	(3,516,584)	—	(360,590)
3/31/2021	659,184	—	70,301	(539,213)	—	190,272	6,418,592	—	685,666	(5,232,485)	—	1,871,773
Class R6
3/31/2022	2,340,912	—	548,112	(1,538,747)	—	1,350,277	23,553,792	—	5,463,117	(15,322,706)	—	13,694,203
3/31/2021	4,356,387	—	704,515	(14,987,777)	—	(9,926,875)	42,894,452	—	6,902,093	(144,013,867)	—	(94,217,322)
Class W
3/31/2022	980,152	—	108,854	(2,151,161)	—	(1,062,155)	9,800,026	—	1,084,565	(21,408,935)	—	(10,524,344)
3/31/2021	2,029,429	—	190,661	(5,016,103)	—	(2,796,013)	19,844,363	—	1,859,440	(48,566,824)	—	(26,863,021)

(1)
Commencement of operations.

*
Share amount is less than 0.500 per share or $0.50.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 10 — UNFUNDED LOAN COMMITMENTS
Certain Funds may enter into credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrower’s discretion. Funded and unfunded portions of the credit agreements are presented in the Portfolio of Investments. At March 31, 2022, Strategic Income Opportunities had the following unfunded loan commitments:
Loan	Unfunded Loan Commitment
Athenahealth, Inc. 2022 Delayed Draw Term Loan	$51,449
BCPE North Star US HoldCo 2, Inc. Delayed Draw Term Loan	108,158
ENC Holding Corporation Delayed Draw Term Loan	37,551
Holley Purchaser, Inc. 2021 Delayed Draw Term Loan	58,000
IPS Corporation 2021 Delayed Draw Term Loan	80,000
Medical Solutions Holdings, Inc. 2021 Delayed Draw Term Loan	88,000
Pacific Bells, LLC Delayed Draw Term Loan	5,825
Pediatric Associates Holding Company, LLC 2022 Delayed Draw Term Loan	93,421
Pro Mach Group, Inc. 2021 Delayed Draw Term Loan	124,637
Refficiency Holdings LLC 2021 Delayed Draw Term Loan	33,662
Service Logic Acquisition, Inc Delayed Draw Term Loan	65,082
Sovos Compliance, LLC 2021 Delayed Draw Term Loan	80,257
Trident TPI Holdings, Inc. 2021 Delayed Draw Term Loan	32,810
VT Topco, Inc. 2021 Delayed Draw Term Loan	8,975
$867,826

*
The unrealized appreciation/(depreciation) on these commitments as of March 31, 2022 is included in the Investments in securities at fair value on the Statement of Assets and Liabilities.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of March 31, 2022:
High Yield Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$13,117,153	$(13,117,153)	$—
BNP Paribas	2,618,929	(2,618,929)	—
BNP Paribas Securities Corp.	245,319	(245,319)	—
BNP Paribas Prime Brokerage Intl Ltd	13,002,834	(13,002,834)	—
Cantor Fitzgerald & Co	132,438	(132,438)	—
Citadel Clearing LLC	1,939,791	(1,939,791)	—
Citigroup Global Markets Inc.	6,813,714	(6,813,714)	—
Deutsche Bank Securities Inc.	1,443,683	(1,443,683)	—
Goldman, Sachs & Co. LLC	8,339,979	(8,339,979)	—
Jefferies LLC	2,300,776	(2,300,776)	—
J.P. Morgan Securities LLC	70,246,872	(70,246,872)	—
Morgan Stanley & Co. LLC	13,280,072	(13,280,072)	—
National Financial Services LLC	5,121	(5,121)	—

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 11 — SECURITIES LENDING (continued)

High Yield Bond (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
NatWest Markets Securities Inc.	4,804	(4,804)	—
Scotia Capital (USA) Inc	2,634,027	(2,634,027)	—
State Street Bank and Trust Company	2,324,746	(2,324,746)	—
SunTrust Robinson Humphrey, Inc	207,328	(207,328)	—
TD Prime Services LLC	656,247	(656,247)	—
TD Securities (USA) Inc.	362,928	(362,928)	—
TD Securities Inc.	668,659	(668,659)	—
UBS AG	2,006,251	(2,006,251)	—
Wells Fargo Bank NA	2,383,296	(2,383,296)	—
Wells Fargo Securities LLC	2,402,789	(2,402,789)	—
	$147,137,756	$(147,137,756)	$—

(1)
Cash collateral with a fair value of $150,750,719 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$20,152,665	$(20,152,665)	$—
Barclays Capital Inc.	9,022,143	(9,022,143)	—
BMO Capital Markets Corp	7,823,448	(7,823,448)	—
BNP Paribas	3,504,033	(3,504,033)	—
BNP Paribas Securities Corp.	5,973,419	(5,973,419)	—
BNP Paribas Prime Brokerage Intl Ltd	19,258,155	(19,258,155)	—
BofA Securities Inc	71,489,360	(71,489,360)	—
Canadian Imperial Bank of Commerce	13,668,740	(13,668,740)	—
CIBC World Markets INC	4,611,910	(4,611,910)	—
Citadel Clearing LLC	3,191,070	(3,191,070)	—
Citigroup Global Markets Inc.	21,770,254	(21,770,254)	—
Daiwa Capital Markets America Inc.	4,333,981	(4,333,981)	—
Deutsche Bank, AG	880,076	(878,800)	1,276
Deutsche Bank Securities Inc.	1,919,474	(1,919,474)	—
Goldman Sachs & Co. LLC	4,115,191	(4,115,191)	—
Goldman Sachs International	440,038	(434,750)	5,288
HSBC Securities (USA) Inc.	15,592,467	(15,592,467)	—
Jefferies LLC	3,888,791	(3,888,791)	—
J.P. Morgan Securities LLC	114,900,176	(114,900,176)	—
Mirae Asset Securities (USA) INC.	590,097	(590,097)	—
MUFG Securities Americas Inc.	3,753,231	(3,753,231)	—
Mizuho Securities USA LLC.	1,397,408	(1,397,408)	—
Morgan Stanley & Co. LLC	33,531,102	(33,531,102)	—
National Bank Financial INC	45,940	(45,940)	—
National Financial Services LLC	4,110,763	(4,110,763)	—
Nomura International PLC	1,622,631	(1,622,631)	—
Nomura Securities International, Inc.	13,574,895	(13,574,895)	—
Raymond James & Associates, Inc.	705,329	(705,329)	—
RBC Capital Markets, LLC	17,794,501	(17,794,501)	—
RBC Dominion Securities Inc	2,081,670	(2,081,670)	—
Scotia Capital (USA) INC	2,524,720	(2,524,720)	—
Societe Generale	78,964,945	(78,964,945)	—
State Street Bank and Trust Company	17,135,359	(17,135,359)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
SunTrust Robinson Humphrey, Inc	3,924,125	(3,924,125)	—
TD Prime Services LLC	2,429,935	(2,429,935)	—
TD Securities (USA) Inc.	5,848,081	(5,848,081)	—
TD Securities INC	818,122	(818,122)	—
UBS AG	7,648,119	(7,648,119)	—
UBS Securities LLC.	22,363,417	(22,363,417)	—
Wells Fargo Bank NA	2,903,161	(2,903,161)	—
Wells Fargo Clearing Services, LLC	1,842,087	(1,842,087)	—
Wells Fargo Securities LLC	7,721,979	(7,721,979)	—
	$559,867,008	$(559,860,444)	$6,564

(1)
Cash collateral with a fair value of $572,294,878 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Short Term Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,408,858	$(1,408,858)	$—
BofA Securities Inc	370,648	(370,648)	—
Citadel Clearing LLC	552,311	(552,311)	—
Citigroup Global Markets Inc.	81,888	(81,888)	—
Goldman Sachs & Co. LLC	447,424	(447,424)	—
J.P. Morgan Securities LLC	113,463	(113,463)	—
RBC Capital Markets, LLC	513,882	(513,882)	—
Societe Generale	1,220,342	(1,220,342)	—
Wells Fargo Securities LLC	294,106	(294,106)	—
	$5,002,922	$(5,002,922)	$—

(1)
Cash collateral with a fair value of $5,117,906 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Strategic Income Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$8,946,952	$(8,946,952)	$—
BNP Paribas	2,374,993	(2,374,993)	—
BNP Paribas Prime Brokerage Intl Ltd	6,223,774	(6,223,774)	—
BofA Securities Inc	11,968,245	(11,968,245)	—
Citadel Clearing LLC	2,757,751	(2,757,751)	—
Citigroup Global Markets Limited	1,522,043	(1,522,043)	—
Citigroup Global Markets Inc.	15,133,549	(15,133,549)	—
Credit Suisse Securities (USA) LLC	368,106	(368,106)	—
Deutsche Bank Securities Inc.	149,784	(149,784)	—
Goldman Sachs & Co. LLC	3,535,202	(3,535,202)	—
Jefferies LLC	1,199,182	(1,199,182)	—
J.P. Morgan Securities LLC	38,408,796	(38,408,796)	—
Morgan Stanley & Co. LLC	6,820,037	(6,820,037)	—
National Financial Services LLC	129,323	(129,323)	—
NatWest Markets Securities Inc.	102,157	(102,157)	—
Nomura Securities International, Inc.	9,952,769	(9,952,769)	—
RBC Capital Markets, LLC	8,169,690	(8,169,690)	—
RBC Dominion Securities Inc	450,965	(450,965)	—
Societe Generale	6,121,237	(6,121,237)	—

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Strategic Income Opportunities (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
State Street Bank and Trust Company	833,748	(833,748)	—
SunTrust Robinson Humphrey, Inc	260,367	(260,367)	—
TD Prime Services LLC	741,996	(741,996)	—
TD Securities (USA) Inc.	47,143	(47,143)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
TD Securities INC	188,983	(188,983)	—
UBS AG	439,698	(439,698)	—
Wells Fargo Bank NA	858,579	(858,579)	—
Wells Fargo Securities LLC	5,577,860	(5,577,860)	—
Total	$133,282,929	$(133,282,929)	$—

(1)
Cash collateral with a fair value of $136,481,551 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, paydowns, swaps, capital loss carryforwards, straddle loss deferrals, income from passive foreign investment companies (PFICs) and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of March 31, 2022:
	Paid-in Capital	Distributable Earnings
High Yield Bond	$526,482	$(526,482)
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended March 31, 2022		Year Ended March 31, 2021
	Ordinary Income	Return of Capital	Ordinary Income	Long-term Capital Gains	Return of Capital
GNMA Income	$23,043,516	$1,246,729	$27,858,078	$—	$5,670,717
High Yield Bond	46,733,715	—	43,745,747	—	2,160,508
Intermediate Bond	241,620,464	15,759,373	419,034,382	26,007,065	30,585,431
Short Term Bond	5,328,045	1,297,390	4,264,688	—	431,580
Strategic Income Opportunities	65,079,993	15,258,017	85,398,234	—	12,607,156
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2022 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards			Other	Total Distributable Earnings/(Loss)
				Amount	Character	Expiration
GNMA Income	$—	$—	$(50,664,914)	$(28,867,322)	Short-term	None	$(325,565)	$(96,986,468)
				(17,128,667)	Long-term	None
				$(45,995,989)
High Yield Bond	2,846,583	3,451,344	(14,850,077)	—	—	—	(92,618)	(8,644,768)
Intermediate Bond	—	—	(464,851,180)	(119,411,929)	Short-term	None	(2,427,098)	(613,852,415)
				(27,162,208)	Long-term	None
				$(146,574,137)
Short Term Bond	—	—	(11,301,169)	(4,572,060)	Short-term	None	(3,322)	(18,920,347)
				(3,043,796)	Long-term	None
				$(7,615,856)
Strategic Income Opportunities	—	—	(103,800,647)	(28,220,535)	Short-term	None	(642,821)	(172,315,687)
				(39,651,684)	Long-term	None
				$(67,872,219)

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of March 31, 2022, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Fund.
NOTE 14 — LIQUIDITY
Consistent with Rule 22e-4 under the 1940 Act, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Funds’ Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The
Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, each Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re- classification, as necessary) of a Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding a Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether a Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the annual assessment, January 1, 2021 through December 31, 2021, the Program supported the Funds’ ability to honor redemption requests in a timely manner and the Program Administrator’s management of each Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to each Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other risks.
NOTE 15 — MARKET DISRUPTION
A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 15 — MARKET DISRUPTION (continued)

market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Funds. Any of these occurrences could disrupt the operations of a Fund and of the Funds’ service providers.
NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) —  Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 17 — SUBSEQUENT EVENTS
Dividends. Subsequent to March 31, 2022, the Funds declared dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	$0.0078	May 2, 2022	Daily
Class C	$0.0028	May 2, 2022	Daily
Class I	$0.0098	May 2, 2022	Daily
	Per Share Amount	Payable Date	Record Date
Class P	$0.0130	May 2, 2022	Daily
Class R6	$0.0098	May 2, 2022	Daily
Class W	$0.0095	May 2, 2022	Daily
High Yield Bond
Class A	$0.0267	May 2, 2022	Daily
Class C	$0.0220	May 2, 2022	Daily
Class I	$0.0288	May 2, 2022	Daily
Class P	$0.0330	May 2, 2022	Daily
Class P3	$0.0334	May 2, 2022	Daily
Class R	$0.0251	May 2, 2022	Daily
Class R6	$0.0293	May 2, 2022	Daily
Class W	$0.0283	May 2, 2022	Daily
Intermediate Bond
Class A	$0.0154	May 2, 2022	Daily
Class C	$0.0095	May 2, 2022	Daily
Class I	$0.0178	May 2, 2022	Daily
Class P3	$0.0206	May 2, 2022	Daily
Class R	$0.0134	May 2, 2022	Daily
Class R6	$0.0182	May 2, 2022	Daily
Class W	$0.0173	May 2, 2022	Daily
Short Term Bond
Class A	$0.0094	May 2, 2022	Daily
Class C	$0.0035	May 2, 2022	Daily
Class I	$0.0117	May 2, 2022	Daily
Class P2	$0.0210	May 2, 2022	Daily
Class P3	$0.0156	May 2, 2022	Daily
Class R	$0.0074	May 2, 2022	Daily
Class R6	$0.0120	May 2, 2022	Daily
Class W	$0.0113	May 2, 2022	Daily
Strategic Income Opportunities
Class A	$0.0196	May 2, 2022	Daily
Class C	$0.0135	May 2, 2022	Daily
Class I	$0.0225	May 2, 2022	Daily
Class P	$0.0266	May 2, 2022	Daily
Class R	$0.0175	May 2, 2022	Daily
Class R6	$0.0229	May 2, 2022	Daily
Class W	$0.0216	May 2, 2022	Daily
Line of Credit Renewal: Effective June 13, 2022, the funds to which the Credit Agreement is available will enter into a renewed Credit Agreement with BNY for an aggregate amount of $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2022

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 55.3%
1,864,335	Fannie Mae 2004-28 PZ, 6.000%, 05/25/2034	$2,191,356	0.2
2,126,180	Fannie Mae 2004-88 ZC, 6.500%, 12/25/2034	2,431,877	0.2
5,920,258	Fannie Mae 2005-17 B, 6.500%, (US0001M + 6.500%), 03/25/2035	7,084,383	0.5
1,547,883	Fannie Mae 2005-43 PZ, 6.000%, 05/25/2035	1,705,968	0.1
777,268	Fannie Mae 2007-60 ZB, 4.750%, 05/25/2037	801,493	0.1
1,191,205 (1)	Fannie Mae 2010-150 PS, 6.143%, (-1.000*US0001M + 6.600%), 12/25/2039	25,555	0.0
3,313,772 (1)	Fannie Mae 2010-95 SB, 6.143%, (-1.000*US0001M + 6.600%), 09/25/2040	387,800	0.0
5,386,279	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	5,632,637	0.4
5,521,089 (1)	Fannie Mae 2012-148 HI, 3.500%, 05/25/2042	617,797	0.0
13,230,305 (1)	Fannie Mae 2012-148 IM, 3.000%, 01/25/2028	743,698	0.1
167,187 (2)	Fannie Mae REMIC Trust 2002-W1 3A, 3.225%, 04/25/2042	167,030	0.0
842,838 (2)	Fannie Mae REMIC Trust 2002-W6 3A, 3.740%, 01/25/2042	848,480	0.1
938,242	Fannie Mae REMIC Trust 2003-16 CX, 6.500%, 03/25/2033	1,032,965	0.1
2,189,118	Fannie Mae REMIC Trust 2003-34 LN, 5.000%, 05/25/2033	2,250,065	0.2
81,980	Fannie Mae REMIC Trust 2004-61 SH, 22.162%, (-3.998*US0001M + 23.988%), 11/25/2032	105,914	0.0
2,732,174 (2)	Fannie Mae REMIC Trust 2004-W11 2A, 3.411%, 03/25/2043	2,587,609	0.2
2,346,548	Fannie Mae REMIC Trust 2004-W3 A8, 5.500%, 05/25/2034	2,420,240	0.2
392,364 (1)	Fannie Mae REMIC Trust 2005-17 ES, 6.293%, (-1.000*US0001M + 6.750%), 03/25/2035	29,060	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
333,446	Fannie Mae REMIC Trust 2005-59 NQ, 15.734%, (-2.500*US0001M + 16.875%), 05/25/2035	$378,709	0.0
480,575	Fannie Mae REMIC Trust 2005-88 ZC, 5.000%, 10/25/2035	507,930	0.0
107,186	Fannie Mae REMIC Trust 2006-115 ES, 24.734%, (-4.000*US0001M + 26.560%), 12/25/2036	145,857	0.0
752,666 (1)	Fannie Mae REMIC Trust 2006-36 SP, 6.243%, (-1.000*US0001M + 6.700%), 05/25/2036	85,116	0.0
2,653,468 (1)	Fannie Mae REMIC Trust 2006-79 SH, 5.993%, (-1.000*US0001M + 6.450%), 08/25/2036	419,896	0.0
160,884 (2)	Fannie Mae REMIC Trust 2009-12 LK, 11.269%, 03/25/2039	182,693	0.0
1,861,549	Fannie Mae REMIC Trust 2009-66 XA, 5.500%, 12/25/2035	2,124,795	0.1
2,071,169	Fannie Mae REMIC Trust 2010-155 JC, 4.000%, 12/25/2039	2,098,515	0.1
5,028,150	Fannie Mae REMIC Trust 2010-2 LC, 5.000%, 02/25/2040	5,406,541	0.4
1,290,933	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	1,375,976	0.1
3,954,758 (1)	Fannie Mae REMIC Trust 2012-128 VS, 5.793%, (-1.000*US0001M + 6.250%), 06/25/2042	346,629	0.0
2,301,460 (1)	Fannie Mae REMIC Trust 2012-142 BI, 3.000%, 11/25/2027	116,362	0.0
1,963,750 (1)	Fannie Mae REMIC Trust 2012-154 PI, 4.000%, 05/25/2042	241,762	0.0
1,627,307 (1)	Fannie Mae REMIC Trust 2012-68 SD, 6.243%, (-1.000*US0001M + 6.700%), 06/25/2032	188,801	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,457,000	Fannie Mae REMIC Trust 2012-97 PC, 3.500%, 09/25/2042	$3,528,750	0.2
660,781 (1)	Fannie Mae REMIC Trust 2013-13 PI, 3.500%, 04/25/2042	55,617	0.0
1,561,604 (1)	Fannie Mae REMIC Trust 2013-54 ID, 3.000%, 01/25/2033	133,958	0.0
469,800	Fannie Mae REMICS 2005-122 SE, 21.502%, (-3.500*US0001M + 23.100%), 11/25/2035	555,138	0.0
2,714,842 (1)	Fannie Mae REMICS 2005-17 SA, 6.243%, (-1.000*US0001M + 6.700%), 03/25/2035	444,026	0.0
449,781	Fannie Mae REMICS 2005-75 GS, 18.880%, (-3.000*US0001M + 20.250%), 08/25/2035	548,460	0.0
3,453 (3)	Fannie Mae REMICS 2006-44 P, 0.000%, 12/25/2033	3,013	0.0
5,714,002 (1)	Fannie Mae REMICS 2006-8 HL, 6.243%, (-1.000*US0001M + 6.700%), 03/25/2036	828,793	0.1
580,446	Fannie Mae REMICS 2007-1 NR, 44.030%, (-7.600*US0001M + 47.500%), 02/25/2037	1,392,878	0.1
7,168,919 (1)	Fannie Mae REMICS 2010-147 LS, 5.993%, (-1.000*US0001M + 6.450%), 01/25/2041	1,230,143	0.1
1,168,293	Fannie Mae REMICS 2010-26 F, 1.227%, (US0001M + 0.770%), 11/25/2036	1,191,306	0.1
1,159,559	Fannie Mae REMICS 2010-39 FN, 1.287%, (US0001M + 0.830%), 05/25/2040	1,183,095	0.1
718,916	Fannie Mae REMICS 2010-80 PZ, 5.000%, 07/25/2040	776,425	0.1
1,000,000	Fannie Mae REMICS 2010-87 PL, 4.000%, 06/25/2040	1,021,231	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,137,659	Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	$1,217,275	0.1
750,000	Fannie Mae REMICS 2011-105 MB, 4.000%, 10/25/2041	780,262	0.1
1,830,000	Fannie Mae REMICS 2011-131 PB, 4.500%, 12/25/2041	1,940,304	0.1
2,643,692 (1)	Fannie Mae REMICS 2012-137 EI, 3.000%, 12/25/2027	141,904	0.0
2,255,249	Fannie Mae REMICS 2012-148 KH, 3.000%, 03/25/2042	2,231,352	0.2
5,495,599	Fannie Mae REMICS 2012-17 QZ, 4.000%, 03/25/2042	5,642,179	0.4
2,895,087	Fannie Mae REMICS 2012-27 EZ, 4.250%, 03/25/2042	3,013,383	0.2
2,500,000	Fannie Mae REMICS 2012-40 MY, 3.500%, 04/25/2042	2,541,469	0.2
746,790	Fannie Mae REMICS 2013-125 AZ, 4.000%, 11/25/2039	797,837	0.1
1,521,695 (3)	Fannie Mae REMICS 2013-135 PO, 0.000%, 01/25/2044	1,269,034	0.1
2,916,597 (1)	Fannie Mae REMICS 2013-25 BI, 3.000%, 03/25/2033	242,376	0.0
1,303,000	Fannie Mae REMICS 2013-55 VZ, 3.000%, 06/25/2043	1,289,556	0.1
2,135,992 (1)	Fannie Mae REMICS 2013-62 AI, 3.000%, 06/25/2033	209,625	0.0
1,401,927	Fannie Mae REMICS 2015-22 DY, 3.000%, 04/25/2045	1,333,036	0.1
1,302,865	Fannie Mae REMICS 2015-26 UZ, 3.000%, 05/25/2045	1,216,717	0.1
711,932	Fannie Mae REMICS 2015-68 JW, 3.500%, 09/25/2030	723,576	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,410,000	Fannie Mae REMICS 2016-103 PB, 3.000%, 01/25/2047	$1,398,475	0.1
5,361,617 (1)	Fannie Mae REMICS 2016-4 DS, 5.643%, (-1.000*US0001M + 6.100%), 02/25/2046	893,661	0.1
4,283,554	Fannie Mae REMICS 2016-64 LD, 3.500%, 09/25/2046	4,399,381	0.3
5,248,766	Fannie Mae REMICS 2017-22 DZ, 4.000%, 04/25/2047	5,408,144	0.4
6,089,761	Fannie Mae REMICS 2018-11 BX, 4.000%, 12/25/2047	6,177,597	0.4
7,510,000	Fannie Mae REMICS 2018-16 TV, 3.000%, 05/25/2041	7,363,355	0.5
161,580	Fannie Mae REMICS 2018-25 AL, 3.500%, 04/25/2048	165,088	0.0
524,437	Fannie Mae REMICS 2018-37 DZ, 4.000%, 06/25/2048	555,984	0.0
8,051,100 (1)	Fannie Mae REMICS 2019-49 IG, 3.000%, 03/25/2033	674,685	0.0
1,606,062	Fannie Mae REMICS 2019-6 GZ, 4.000%, 03/25/2059	1,775,963	0.1
5,271,831 (1)	Fannie Mae REMICS 2020-44 TI, 5.500%, 12/25/2035	914,741	0.1
3,200,977	Fannie Mae Series 2016-51 S, 5.463%, (-1.000*US0001M + 5.920%), 10/25/2043	3,236,882	0.2
1,614,488 (2)	Fannie Mae Trust 2004-W2 3A, 2.879%, 02/25/2044	1,649,366	0.1
1,484,966 (2)	Fannie Mae Trust 2004-W2 4A, 2.918%, 02/25/2044	1,515,767	0.1
2,397,641	Freddie Mac 3770 GA, 4.500%, 10/15/2040	2,556,962	0.2
1,831,961	Freddie Mac REMIC Trust 2005-S001 2A2, 0.607%, (US0001M + 0.150%), 09/25/2045	1,817,415	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
346,722	Freddie Mac REMIC Trust 2653 SC, 6.685%, (-0.500*US0001M + 6.800%), 07/15/2033	$361,957	0.0
829,151	Freddie Mac REMIC Trust 2767 ZW, 6.000%, 03/15/2034	915,205	0.1
92,664	Freddie Mac REMIC Trust 3012 ST, 20.532%, (-3.600*US0001M + 21.960%), 04/15/2035	109,023	0.0
244,082	Freddie Mac REMIC Trust 3065 DC, 18.670%, (-3.000*US0001M + 19.860%), 03/15/2035	287,748	0.0
369,917	Freddie Mac REMIC Trust 3158 NE, 5.500%, 05/15/2036	403,782	0.0
3,143,830 (1)	Freddie Mac REMIC Trust 3181 TA, 0.500%, (-0.794*US0001M + 5.635%), 07/15/2036	56,933	0.0
223,805 (1)	Freddie Mac REMIC Trust 3507 IA, 5.500%, 09/15/2035	32,947	0.0
296,733	Freddie Mac REMIC Trust 3864 NT, 5.500%, (-9.167*US0001M + 60.500%), 03/15/2039	309,356	0.0
1,372,524	Freddie Mac REMIC Trust 3888 ZG, 4.000%, 07/15/2041	1,393,179	0.1
94,723 (1)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	810	0.0
8,772,635 (1)	Freddie Mac REMIC Trust 4176 IA, 2.500%, 03/15/2028	414,439	0.0
144,536 (3)	Freddie Mac REMICS 2974 KO, 0.000%, 05/15/2035	122,103	0.0
3,569,935	Freddie Mac REMICS 3196 ZK, 6.500%, 04/15/2032	4,319,003	0.3
1,071,070	Freddie Mac REMICS 3658 CZ, 5.000%, 04/15/2040	1,181,721	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,207,018 (1)	Freddie Mac REMICS 3960 SG, 5.603%, (-1.000*US0001M + 6.000%), 11/15/2041	$780,841	0.1
5,075,000	Freddie Mac REMICS 4059 DY, 3.500%, 06/15/2042	5,274,557	0.4
1,397,840	Freddie Mac REMICS 4097 ZA, 3.500%, 08/15/2042	1,408,807	0.1
42,833	Freddie Mac REMICS 4136 LU, 3.000%, 07/15/2032	42,825	0.0
3,968,003	Freddie Mac REMICS 4136 ZG, 3.000%, 11/15/2042	3,898,901	0.3
9,309,895	Freddie Mac REMICS 4159 LZ, 3.500%, 01/15/2043	9,481,171	0.7
1,921,537	Freddie Mac REMICS 4249 CS, 4.477%, (-0.750*US0001M + 4.650%), 09/15/2043	1,682,278	0.1
2,877,185	Freddie Mac REMICS 4274 US, 5.453%, (-1.000*US0001M + 5.850%), 10/15/2035	2,623,160	0.2
10,212,498	Freddie Mac REMICS 4367 MZ, 4.000%, 07/15/2044	10,725,517	0.7
2,588,084	Freddie Mac REMICS 4372 Z, 3.000%, 08/15/2044	2,537,921	0.2
9,293,690 (1)	Freddie Mac REMICS 4438 AS, 5.803%, (-1.000*US0001M + 6.200%), 02/15/2045	1,413,367	0.1
6,361,853	Freddie Mac REMICS 4480 ZX, 4.000%, 11/15/2044	6,542,368	0.4
172,201	Freddie Mac REMICS 4764 CJ, 4.000%, 06/15/2045	172,528	0.0
286,937	Freddie Mac REMICS 4764 DA, 4.000%, 07/15/2045	288,737	0.0
3,096,209	Freddie Mac REMICS 4818 GZ, 4.000%, 08/15/2048	3,118,610	0.2
2,597,868	Freddie Mac REMICS 5000 DC, 2.500%, 03/25/2040	2,474,830	0.2
1,384,232	Freddie Mac Series 4040 UZ, 5.000%, 05/15/2042	1,607,454	0.1
1,175,358 (2)	Freddie Mac Structured Pass-Through Certificates T-54 2A, 3.491%, 07/25/2033	1,191,689	0.1
674,736 (2)	Freddie Mac Structured Pass-Through Certificates T-54 4A, 3.473%, 02/25/2043	694,267	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,197,907	Freddie Mac Whole Loan Securities Trust 2017-SC02 1A2, 3.000%, 05/25/2047	$6,005,462	0.4
35,567 (1)	Freddie Mac-Ginnie Mae Series 21 SA, 7.543%, (-1.000*US0001M + 8.000%), 10/25/2023	1,366	0.0
772,402	Ginnie Mae 2004-65 ZG, 5.500%, 07/20/2034	825,270	0.1
5,962,238	Ginnie Mae 2009-110 ZA, 5.500%, 11/16/2039	6,561,507	0.5
829,131	Ginnie Mae 2009-32 QZ, 5.500%, 05/16/2039	906,155	0.1
661,259	Ginnie Mae 2009-32 YZ, 7.000%, 05/16/2039	769,654	0.1
4,742,833	Ginnie Mae 2009-50 MZ, 6.000%, 07/16/2039	5,141,577	0.4
394,154	Ginnie Mae 2009-54 HZ, 5.000%, 07/20/2039	420,920	0.0
1,143,372	Ginnie Mae 2009-79 PZ, 6.000%, 09/20/2039	1,362,842	0.1
804,029	Ginnie Mae 2009-H01 FA, 1.599%, (US0001M + 1.150%), 11/20/2059	811,749	0.1
2,000,000	Ginnie Mae 2010-116 PB, 5.000%, 06/16/2040	2,131,325	0.1
2,815,797	Ginnie Mae 2010-125 BZ, 4.500%, 09/16/2040	2,938,377	0.2
2,561,018 (3)	Ginnie Mae 2011-70 PO, 0.000%, 05/16/2041	2,201,870	0.2
2,128,856 (1)	Ginnie Mae 2014-107 XS, 5.169%, (-1.000*US0001M + 5.600%), 07/16/2044	258,136	0.0
1,850,316	Ginnie Mae 2014-149 KL, 4.000%, 10/16/2044	1,997,837	0.1
1,055,989 (1)	Ginnie Mae 2014-96 SQ, 5.169%, (-1.000*US0001M + 5.600%), 07/16/2044	126,986	0.0
130,000	Ginnie Mae 2015-123 GY, 3.000%, 09/20/2045	126,206	0.0
6,783,441	Ginnie Mae 2015-H13 FG, 0.506%, (US0001M + 0.400%), 04/20/2065	6,756,528	0.5
15,034,480 (1)	Ginnie Mae 2016-120 IM, 3.500%, 07/20/2046	1,728,044	0.1
627,344 (1)	Ginnie Mae 2016-84 IO, 5.000%, 12/20/2040	25,375	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
13,174,965	Ginnie Mae 2016-H20 FB, 0.656%, (US0001M + 0.550%), 09/20/2066	$13,158,515	0.9
1,000,000	Ginnie Mae 2017-117 BE, 2.500%, 08/20/2047	935,440	0.1
1,000,000	Ginnie Mae 2017-117 NG, 2.500%, 08/20/2047	931,717	0.1
750,000	Ginnie Mae 2017-163 YA, 2.500%, 11/20/2047	704,400	0.1
10,000,000	Ginnie Mae 2017-180 QB, 2.500%, 12/20/2047	9,392,100	0.6
4,602,189	Ginnie Mae 2018-64 ZH, 2.500%, 05/16/2045	4,391,699	0.3
945,268 (1)	Ginnie Mae 2018-78 IC, 4.000%, 02/20/2047	114,098	0.0
1,000,000	Ginnie Mae 2018-91 JN, 3.000%, 07/20/2048	995,579	0.1
109,899	Ginnie Mae 2019-71 EN, 4.000%, 06/20/2049	112,709	0.0
7,487,357 (1)	Ginnie Mae 2021-74 KI, 3.000%, 04/20/2051	1,058,441	0.1
2,346,452	Ginnie Mae 2022-47 EB, 3.000%, 03/20/2037	2,331,364	0.2
354,665	Ginnie Mae Series 2002-92 EA, 4.500%, 02/20/2029	358,676	0.0
80,561	Ginnie Mae Series 2004-16 AE, 5.500%, 02/20/2034	85,931	0.0
748,456	Ginnie Mae Series 2004-17 MZ, 5.500%, 03/16/2034	789,275	0.1
515,376	Ginnie Mae Series 2004-28 CZ, 5.500%, 04/20/2034	549,115	0.0
256,186 (3)	Ginnie Mae Series 2004-37 OA, 0.000%, 04/17/2034	225,727	0.0
1,939,345	Ginnie Mae Series 2004-4 MG, 5.000%, 01/16/2034	2,027,123	0.1
1,905,299	Ginnie Mae Series 2004-81 Z, 5.000%, 10/20/2034	1,996,527	0.1
806,385 (1)	Ginnie Mae Series 2004-98 SA, 6.251%, (-1.000*US0001M + 6.700%), 11/20/2034	140,811	0.0
664,871	Ginnie Mae Series 2005-21 Z, 5.000%, 03/20/2035	704,896	0.1
163,050 (1)	Ginnie Mae Series 2005-25 SI, 6.000%, (-6.000*US0001M + 43.200%), 01/20/2034	22,084	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
512,775 (1)	Ginnie Mae Series 2005-7 AH, 6.339%, (-1.000*US0001M + 6.770%), 02/16/2035	$68,233	0.0
584,394 (1)	Ginnie Mae Series 2005-73 IM, 5.500%, 09/20/2035	107,221	0.0
344,309	Ginnie Mae Series 2005-80 Z, 5.000%, 10/20/2035	364,814	0.0
138,003	Ginnie Mae Series 2005-91 UP, 13.439%, (-2.000*US0001M + 14.300%), 09/16/2031	152,122	0.0
6,215,230	Ginnie Mae Series 2006-10 ZT, 6.000%, 03/20/2036	6,683,403	0.5
1,105,522	Ginnie Mae Series 2006-17 TW, 6.000%, 04/20/2036	1,206,248	0.1
5,440,792 (1)	Ginnie Mae Series 2006-26 TB, 0.250%, (-1.000*US0001M + 6.500%), 06/20/2036	49,210	0.0
1,710,526	Ginnie Mae Series 2006-7 ZA, 5.500%, 02/20/2036	1,833,313	0.1
1,292,218 (1)	Ginnie Mae Series 2007-17 CI, 7.500%, 04/16/2037	282,720	0.0
1,293,106 (3)	Ginnie Mae Series 2007-41 OL, 0.000%, 07/20/2037	1,095,434	0.1
75,524	Ginnie Mae Series 2007-45 PE, 5.500%, 07/16/2037	80,473	0.0
254,713	Ginnie Mae Series 2007-48 SY, 18.958%, (-3.000*US0001M + 20.250%), 08/16/2037	302,920	0.0
1,474,836 (1)	Ginnie Mae Series 2007-53 SC, 6.051%, (-1.000*US0001M + 6.500%), 09/20/2037	237,826	0.0
37,740	Ginnie Mae Series 2007-53 SW, 18.859%, (-3.000*US0001M + 20.205%), 09/20/2037	48,314	0.0
751,593	Ginnie Mae Series 2007-60 YZ, 5.500%, 10/20/2037	793,384	0.1
3,305,479	Ginnie Mae Series 2008-20 PZ, 6.000%, 03/20/2038	3,522,419	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
416,373 (1)	Ginnie Mae Series 2008-3 SA, 6.101%, (-1.000*US0001M + 6.550%), 01/20/2038	$73,887	0.0
727,047 (1)	Ginnie Mae Series 2008-40 PS, 6.069%, (-1.000*US0001M + 6.500%), 05/16/2038	97,365	0.0
949,809 (1)	Ginnie Mae Series 2008-51 GS, 5.799%, (-1.000*US0001M + 6.230%), 06/16/2038	150,440	0.0
1,796,081 (1)	Ginnie Mae Series 2008-82 SA, 5.551%, (-1.000*US0001M + 6.000%), 09/20/2038	274,884	0.0
2,214,700 (1)	Ginnie Mae Series 2009-110 SA, 5.919%, (-1.000*US0001M + 6.350%), 04/16/2039	120,571	0.0
870,067	Ginnie Mae Series 2009-110 ZC, 4.500%, 11/16/2039	922,948	0.1
2,472,819	Ginnie Mae Series 2009-118 XZ, 5.000%, 12/20/2039	2,592,563	0.2
1,070,196	Ginnie Mae Series 2009-121 ZQ, 5.500%, 09/20/2039	1,147,735	0.1
1,024,662	Ginnie Mae Series 2009-31 BP, 5.000%, 05/20/2039	1,079,212	0.1
1,521,027	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	1,595,533	0.1
1,446,937	Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	1,512,056	0.1
1,996,241	Ginnie Mae Series 2009-53 ZB, 6.000%, 07/16/2039	2,142,739	0.1
184,958 (1)	Ginnie Mae Series 2009-55 BI, 1.000%, (-25.000*US0001M + 162.500%), 06/16/2037	6,950	0.0
2,228,209	Ginnie Mae Series 2009-61 EZ, 7.500%, 08/20/2039	2,508,807	0.2
6,633,484	Ginnie Mae Series 2009-61 PZ, 7.500%, 08/20/2039	7,850,845	0.5
3,725,016	Ginnie Mae Series 2009-61 ZQ, 6.000%, 08/16/2039	4,264,699	0.3
905,208 (1)	Ginnie Mae Series 2009-66 QS, 5.651%, (-1.000*US0001M + 6.100%), 07/20/2039	77,708	0.0
1,134,200	Ginnie Mae Series 2009-68 ZC, 5.500%, 08/16/2039	1,256,747	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
584,199 (1)	Ginnie Mae Series 2009-77 SA, 5.719%, (-1.000*US0001M + 6.150%), 09/16/2039	$87,421	0.0
3,685,179	Ginnie Mae Series 2009-77 ZB, 5.500%, 09/16/2039	3,941,873	0.3
2,270,737	Ginnie Mae Series 2009-87 WZ, 6.000%, 10/20/2039	2,684,989	0.2
663,844	Ginnie Mae Series 2009-92 DZ, 4.500%, 10/16/2039	702,016	0.0
1,579,368	Ginnie Mae Series 2009-98 MZ, 5.000%, 10/16/2039	1,722,029	0.1
1,206,986 (1)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/2040	105,864	0.0
8,426,880	Ginnie Mae Series 2010-113 BE, 4.500%, 09/20/2040	8,850,104	0.6
1,143,713 (1)	Ginnie Mae Series 2010-116 NS, 6.219%, (-1.000*US0001M + 6.650%), 09/16/2040	149,323	0.0
3,889,893	Ginnie Mae Series 2010-117 ZQ, 4.500%, 09/20/2040	4,181,789	0.3
51,519 (1)	Ginnie Mae Series 2010-130 KI, 5.500%, 09/16/2040	2,631	0.0
1,500,000	Ginnie Mae Series 2010-14 B, 4.500%, 02/16/2040	1,575,019	0.1
745,162 (1)	Ginnie Mae Series 2010-158 SA, 5.601%, (-1.000*US0001M + 6.050%), 12/20/2040	114,071	0.0
1,035,667	Ginnie Mae Series 2010-162 ZE, 4.000%, 12/16/2040	1,076,452	0.1
10,764,557 (1)	Ginnie Mae Series 2010-166 GS, 5.551%, (-1.000*US0001M + 6.000%), 12/20/2040	1,327,801	0.1
664,801 (1)	Ginnie Mae Series 2010-166 NI, 4.500%, 04/20/2039	28,027	0.0
1,131,271	Ginnie Mae Series 2010-169 AW, 4.500%, 12/20/2040	1,169,402	0.1
1,101,034	Ginnie Mae Series 2010-169 JZ, 4.000%, 12/20/2040	1,104,395	0.1
243,691 (1)	Ginnie Mae Series 2010-19 LI, 5.000%, 07/16/2039	15,394	0.0
1,072,262	Ginnie Mae Series 2010-31 BP, 5.000%, 03/20/2040	1,110,444	0.1
1,155,025 (1)	Ginnie Mae Series 2010-4 WI, 6.000%, 01/16/2040	165,660	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,863,155	Ginnie Mae Series 2010-42 VZ, 5.500%, 10/20/2039	$5,196,757	0.4
832,802	Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/2040	865,162	0.1
2,750,393	Ginnie Mae Series 2010-H01 FA, 1.051%, (US0001M + 0.820%), 01/20/2060	2,759,092	0.2
8,020,241	Ginnie Mae Series 2010-H10 FB, 1.231%, (US0001M + 1.000%), 05/20/2060	8,081,145	0.6
4,541,728	Ginnie Mae Series 2010-H10 FC, 1.231%, (US0001M + 1.000%), 05/20/2060	4,568,809	0.3
1,474,769	Ginnie Mae Series 2010-H20 AF, 0.436%, (US0001M + 0.330%), 10/20/2060	1,466,920	0.1
236,969	Ginnie Mae Series 2010-H26 LF, 0.456%, (US0001M + 0.350%), 08/20/2058	235,891	0.0
495,431	Ginnie Mae Series 2011-116 CI, 4.000%, 05/16/2026	22,323	0.0
219,908 (1)	Ginnie Mae Series 2011-123 QI, 5.000%, 05/20/2041	23,308	0.0
503,666	Ginnie Mae Series 2011-128 TF, 0.881%, (US0001M + 0.450%), 05/16/2041	505,440	0.0
2,675,367 (1)	Ginnie Mae Series 2011-141 PS, 6.269%, (-1.000*US0001M + 6.700%), 06/16/2041	308,256	0.0
1,998,299 (1)	Ginnie Mae Series 2011-146 EI, 5.000%, 11/16/2041	346,585	0.0
945,000	Ginnie Mae Series 2011-151 PY, 3.000%, 11/20/2041	933,758	0.1
56,666	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	60,301	0.0
195,852 (2)	Ginnie Mae Series 2011-169 BG, 5.430%, 04/16/2039	204,942	0.0
6,851,523	Ginnie Mae Series 2011-25 Z, 4.000%, 02/20/2041	6,974,304	0.5
1,297,752	Ginnie Mae Series 2011-59 QC, 4.000%, 12/20/2040	1,323,413	0.1
1,955,857	Ginnie Mae Series 2011-69 HW, 4.000%, 04/20/2040	1,979,672	0.1
1,351,078 (1)	Ginnie Mae Series 2011-73 LS, 6.241%, (-1.000*US0001M + 6.690%), 08/20/2039	36,821	0.0
2,365,094	Ginnie Mae Series 2011-89 Z, 3.500%, 06/20/2041	2,399,438	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,557,573	Ginnie Mae Series 2011-H01 AF, 0.556%, (US0001M + 0.450%), 11/20/2060	$1,552,593	0.1
2,178,498	Ginnie Mae Series 2011-H03 FA, 0.606%, (US0001M + 0.500%), 01/20/2061	2,173,522	0.2
515,494	Ginnie Mae Series 2011-H07 FA, 0.606%, (US0001M + 0.500%), 02/20/2061	514,377	0.0
188,709	Ginnie Mae Series 2011-H08 FD, 0.606%, (US0001M + 0.500%), 02/20/2061	188,268	0.0
567,605	Ginnie Mae Series 2011-H09 AF, 0.606%, (US0001M + 0.500%), 03/20/2061	566,328	0.0
522,215	Ginnie Mae Series 2011-H11 FB, 0.606%, (US0001M + 0.500%), 04/20/2061	521,058	0.0
731,760	Ginnie Mae Series 2011-H19 FA, 0.576%, (US0001M + 0.470%), 08/20/2061	729,804	0.1
1,543,837	Ginnie Mae Series 2011-H20 FA, 0.656%, (US0001M + 0.550%), 09/20/2061	1,541,703	0.1
341,722	Ginnie Mae Series 2011-H21 FT, 1.108%, (H15T1Y + 0.700%), 10/20/2061	340,615	0.0
1,275,592 (1)	Ginnie Mae Series 2012-103 IC, 3.500%, 08/16/2040	68,868	0.0
291,903 (1)	Ginnie Mae Series 2012-124 MI, 4.000%, 03/20/2042	21,434	0.0
3,366,940 (1)	Ginnie Mae Series 2012-136 BI, 3.500%, 11/20/2042	535,716	0.0
3,391,357 (1)	Ginnie Mae Series 2012-146 AI, 3.000%, 10/20/2037	128,001	0.0
331,542 (1)	Ginnie Mae Series 2012-34 MS, 6.269%, (-1.000*US0001M + 6.700%), 04/16/2041	34,569	0.0
2,974,149 (1)	Ginnie Mae Series 2012-48 SA, 6.219%, (-1.000*US0001M + 6.650%), 04/16/2042	526,173	0.0
3,828,008 (1)	Ginnie Mae Series 2012-60 SG, 5.669%, (-1.000*US0001M + 6.100%), 05/16/2042	637,198	0.0
4,269,314	Ginnie Mae Series 2012-77 FE, 0.821%, (US0001M + 0.390%), 05/16/2041	4,281,168	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
800,641 (1)	Ginnie Mae Series 2012-93 NS, 5.651%, (-1.000*US0001M + 6.100%), 07/20/2042	$113,762	0.0
955,750 (1)	Ginnie Mae Series 2012-98 EI, 4.000%, 04/20/2041	104,765	0.0
2,405,653	Ginnie Mae Series 2012-H06 FS, 0.806%, (US0001M + 0.700%), 03/20/2062	2,410,916	0.2
7,351,263	Ginnie Mae Series 2012-H08 FA, 0.706%, (US0001M + 0.600%), 01/20/2062	7,348,151	0.5
2,528,739	Ginnie Mae Series 2012-H08 FB, 0.706%, (US0001M + 0.600%), 03/20/2062	2,527,217	0.2
473,774	Ginnie Mae Series 2012-H11 FA, 0.806%, (US0001M + 0.700%), 02/20/2062	474,316	0.0
805,896	Ginnie Mae Series 2012-H11 GA, 0.686%, (US0001M + 0.580%), 05/20/2062	805,218	0.1
1,228,497	Ginnie Mae Series 2012-H11 VA, 0.756%, (US0001M + 0.650%), 05/20/2062	1,229,987	0.1
2,131,348	Ginnie Mae Series 2012-H12 FA, 0.656%, (US0001M + 0.550%), 04/20/2062	2,128,534	0.1
11,622,674	Ginnie Mae Series 2012-H12 FB, 1.156%, (US0001M + 1.050%), 02/20/2062	11,702,511	0.8
613,413	Ginnie Mae Series 2012-H14 FK, 0.686%, (US0001M + 0.580%), 07/20/2062	613,915	0.0
4,559,196	Ginnie Mae Series 2012-H20 BA, 0.666%, (US0001M + 0.560%), 09/20/2062	4,553,819	0.3
2,230,306	Ginnie Mae Series 2012-H20 PT, 1.129%, 07/20/2062	2,225,151	0.2
2,393,125	Ginnie Mae Series 2012-H26 BA, 0.456%, (US0001M + 0.350%), 10/20/2062	2,381,598	0.2
620,104	Ginnie Mae Series 2012-H29 FA, 0.621%, (US0001M + 0.515%), 10/20/2062	618,926	0.0
1,232,069	Ginnie Mae Series 2012-H30 GA, 0.456%, (US0001M + 0.350%), 12/20/2062	1,226,643	0.1
1,581,483	Ginnie Mae Series 2012-H31 FD, 0.446%, (US0001M + 0.340%), 12/20/2062	1,572,727	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,301,837	Ginnie Mae Series 2013-119 TZ, 3.000%, 08/20/2043	$1,259,488	0.1
7,000,000	Ginnie Mae Series 2013-147 BE, 4.000%, 12/20/2039	7,326,546	0.5
1,453,997	Ginnie Mae Series 2013-167 Z, 3.000%, 10/16/2043	1,406,114	0.1
1,900,000 (1)	Ginnie Mae Series 2013-186 UI, 2.500%, 11/20/2043	392,711	0.0
602,479 (1)	Ginnie Mae Series 2013-186 VI, 4.000%, 12/20/2042	80,655	0.0
3,754,793 (1)	Ginnie Mae Series 2013-20 LI, 4.500%, 12/16/2042	461,408	0.0
1,911,768 (1)	Ginnie Mae Series 2013-23 IO, 3.500%, 02/20/2043	311,551	0.0
885,220 (1)	Ginnie Mae Series 2013-41 PI, 3.500%, 04/20/2040	17,062	0.0
907,105 (1)	Ginnie Mae Series 2013-88 AI, 5.619%, (-1.000*US0001M + 5.850%), 06/20/2043	116,893	0.0
1,387,656 (1)	Ginnie Mae Series 2013-99 SK, 5.669%, (-1.000*US0001M + 5.900%), 07/20/2043	166,936	0.0
1,991,070	Ginnie Mae Series 2013-H02 FD, 0.446%, (US0001M + 0.340%), 12/20/2062	1,982,017	0.1
298,049	Ginnie Mae Series 2013-H07 HA, 0.862%, (US0001M + 0.410%), 03/20/2063	296,843	0.0
2,164,090	Ginnie Mae Series 2013-H08 BF, 0.506%, (US0001M + 0.400%), 03/20/2063	2,154,307	0.1
2,174,088	Ginnie Mae Series 2013-H10 FT, 1.140%, (H15T1Y + 0.450%), 04/20/2063	2,159,344	0.1
1,670,617	Ginnie Mae Series 2013-H13 FS, 1.106%, (US0001M + 1.000%), 06/20/2063	1,686,966	0.1
2,670,110	Ginnie Mae Series 2013-H14 FC, 0.576%, (US0001M + 0.470%), 06/20/2063	2,663,228	0.2
812,715	Ginnie Mae Series 2013-H14 FD, 0.576%, (US0001M + 0.470%), 06/20/2063	810,453	0.1
783,847	Ginnie Mae Series 2013-H14 FG, 0.576%, (US0001M + 0.470%), 05/20/2063	781,709	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
653,714	Ginnie Mae Series 2013-H15 FA, 0.646%, (US0001M + 0.540%), 06/20/2063	$652,744	0.0
1,759,023	Ginnie Mae Series 2013-H17 FA, 0.656%, (US0001M + 0.550%), 07/20/2063	1,756,652	0.1
563,508	Ginnie Mae Series 2013-H18 BA, 0.706%, (US0001M + 0.600%), 07/20/2063	563,234	0.0
1,043,873	Ginnie Mae Series 2013-H18 EA, 0.606%, (US0001M + 0.500%), 07/20/2063	1,041,747	0.1
1,776,460	Ginnie Mae Series 2013-H18 FA, 0.606%, (US0001M + 0.500%), 06/20/2063	1,772,365	0.1
2,305,425	Ginnie Mae Series 2013-H19 DF, 0.756%, (US0001M + 0.650%), 05/20/2063	2,305,362	0.2
1,388,998	Ginnie Mae Series 2013-H20 FB, 1.106%, (US0001M + 1.000%), 08/20/2063	1,393,586	0.1
746,441	Ginnie Mae Series 2013-H21 FB, 0.806%, (US0001M + 0.700%), 09/20/2063	746,854	0.1
1,268,407	Ginnie Mae Series 2013-H22 FB, 0.806%, (US0001M + 0.700%), 08/20/2063	1,269,503	0.1
2,055,726	Ginnie Mae Series 2013-H22 FT, 1.340%, (H15T1Y + 0.650%), 04/20/2063	2,048,114	0.1
2,166,739	Ginnie Mae Series 2013-H23 FA, 1.406%, (US0001M + 1.300%), 09/20/2063	2,181,774	0.2
248,302	Ginnie Mae Series 2013-H24 FB, 0.836%, (US0001M + 0.730%), 09/20/2063	248,420	0.0
2,793,200	Ginnie Mae Series 2014-115 EM, 4.000%, 08/20/2044	2,923,439	0.2
3,285,893	Ginnie Mae Series 2014-118 ZP, 4.000%, 08/20/2044	3,334,753	0.2
1,368,465 (1)	Ginnie Mae Series 2014-129 WS, 5.669%, (-1.000*US0001M + 5.900%), 09/20/2044	174,006	0.0
1,280,309 (1)	Ginnie Mae Series 2014-161 WS, 5.669%, (-1.000*US0001M + 5.900%), 11/20/2044	156,642	0.0
1,300,740 (1)	Ginnie Mae Series 2014-183 IM, 5.000%, 06/20/2035	216,973	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,519,074 (1)	Ginnie Mae Series 2014-30 ES, 4.551%, (-1.000*US0001M + 5.000%), 03/20/2040	$176,581	0.0
2,302,546 (1)	Ginnie Mae Series 2014-99 IO, 4.500%, 06/20/2044	472,425	0.0
9,064,046	Ginnie Mae Series 2014-H03 FS, 0.756%, (US0001M + 0.650%), 02/20/2064	9,075,583	0.6
1,711,175	Ginnie Mae Series 2014-H04 FB, 0.756%, (US0001M + 0.650%), 02/20/2064	1,711,161	0.1
5,440,732	Ginnie Mae Series 2014-H05 FB, 0.706%, (US0001M + 0.600%), 12/20/2063	5,436,134	0.4
1,306,239	Ginnie Mae Series 2014-H06 FA, 0.676%, (US0001M + 0.570%), 03/20/2064	1,304,892	0.1
566,941	Ginnie Mae Series 2014-H06 HB, 0.756%, (US0001M + 0.650%), 03/20/2064	567,100	0.0
2,739,903	Ginnie Mae Series 2014-H11 VA, 0.606%, (US0001M + 0.500%), 06/20/2064	2,732,934	0.2
3,407,176	Ginnie Mae Series 2014-H15 FA, 0.606%, (US0001M + 0.500%), 07/20/2064	3,398,572	0.2
1,671,658	Ginnie Mae Series 2014-H21 FA, 0.756%, (US0001M + 0.650%), 10/20/2064	1,673,968	0.1
8,698,666 (2)	Ginnie Mae Series 2015-10 Q, 2.376%, 10/20/2044	8,691,217	0.6
2,364,266 (1)	Ginnie Mae Series 2015-141 IX, 1.978%, (-0.714*US0001M + 2.142%), 06/20/2045	88,944	0.0
12,125,000	Ginnie Mae Series 2015-143 B, 3.500%, 04/20/2045	12,301,094	0.8
2,400,452 (1)	Ginnie Mae Series 2015-149 IL, 4.500%, 10/20/2045	489,263	0.0
1,511,789 (1)	Ginnie Mae Series 2015-157 PI, 4.000%, 03/20/2044	147,275	0.0
3,109,342	Ginnie Mae Series 2015-165 ZA, 3.500%, 07/20/2045	3,086,615	0.2
6,876,071	Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/2044	6,795,436	0.5
2,161,777	Ginnie Mae Series 2015-H03 FA, 0.606%, (US0001M + 0.500%), 12/20/2064	2,156,970	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
96,928	Ginnie Mae Series 2015-H04 FL, 0.576%, (US0001M + 0.470%), 02/20/2065	$96,626	0.0
2,863,514	Ginnie Mae Series 2015-H05 FC, 0.586%, (US0001M + 0.480%), 02/20/2065	2,854,827	0.2
1,435,083	Ginnie Mae Series 2015-H06 FA, 0.586%, (US0001M + 0.480%), 02/20/2065	1,430,994	0.1
2,635,503	Ginnie Mae Series 2015-H08 FB, 0.736%, (US0001M + 0.630%), 03/20/2065	2,636,694	0.2
2,079,806	Ginnie Mae Series 2015-H08 FC, 0.586%, (US0001M + 0.480%), 03/20/2065	2,073,610	0.1
3,360,753	Ginnie Mae Series 2015-H09 FA, 0.726%, (US0001M + 0.620%), 04/20/2065	3,361,706	0.2
5,940,365	Ginnie Mae Series 2015-H10 FA, 0.706%, (US0001M + 0.600%), 04/20/2065	5,940,045	0.4
1,727,969	Ginnie Mae Series 2015-H10 FH, 0.706%, (US0001M + 0.600%), 04/20/2065	1,727,724	0.1
220,777	Ginnie Mae Series 2015-H12 FA, 0.586%, (US0001M + 0.480%), 05/20/2065	220,125	0.0
1,603,800	Ginnie Mae Series 2015-H12 FL, 0.336%, (US0001M + 0.230%), 05/20/2065	1,592,790	0.1
544,364	Ginnie Mae Series 2015-H14 FB, 0.536%, (US0001M + 0.430%), 05/20/2065	542,589	0.0
1,195,800	Ginnie Mae Series 2015-H18 FB, 0.706%, (US0001M + 0.600%), 07/20/2065	1,195,749	0.1
1,150,458	Ginnie Mae Series 2015-H20 FB, 0.706%, (US0001M + 0.600%), 08/20/2065	1,150,390	0.1
1,725,372	Ginnie Mae Series 2015-H22 FC, 0.706%, (US0001M + 0.600%), 09/20/2065	1,725,460	0.1
2,153,265	Ginnie Mae Series 2015-H23 FB, 0.626%, (US0001M + 0.520%), 09/20/2065	2,149,029	0.1
1,433,248	Ginnie Mae Series 2015-H26 FA, 0.626%, (US0001M + 0.520%), 10/20/2065	1,430,425	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,919,527	Ginnie Mae Series 2015-H26 FC, 0.706%, (US0001M + 0.600%), 08/20/2065	$2,916,928	0.2
508,810	Ginnie Mae Series 2015-H26 FG, 0.626%, (US0001M + 0.520%), 10/20/2065	507,803	0.0
1,873,826	Ginnie Mae Series 2015-H27 FA, 0.856%, (US0001M + 0.750%), 09/20/2065	1,880,569	0.1
2,415,922	Ginnie Mae Series 2015-H29 FL, 0.706%, (US0001M + 0.600%), 11/20/2065	2,416,400	0.2
29,395,612	Ginnie Mae Series 2015-H30 FC, 0.766%, (US0001M + 0.660%), 11/20/2065	29,445,940	2.0
110,056	Ginnie Mae Series 2015-H30 FD, 0.706%, (US0001M + 0.600%), 10/20/2065	110,008	0.0
3,097,312	Ginnie Mae Series 2015-H30 FE, 0.706%, (US0001M + 0.600%), 11/20/2065	3,098,169	0.2
2,202,026	Ginnie Mae Series 2015-H31 FT, 0.756%, (US0001M + 0.650%), 11/20/2065	2,201,435	0.2
6,107,459 (1)	Ginnie Mae Series 2016-145 IU, 3.500%, 10/20/2046	875,412	0.1
5,660,149 (1)	Ginnie Mae Series 2016-20 BS, 5.651%, (-1.000*US0001M + 6.100%), 02/20/2046	874,191	0.1
3,649,569 (2)	Ginnie Mae Series 2016-5 AB, 4.684%, 01/20/2046	3,834,086	0.3
5,476,721	Ginnie Mae Series 2016-69 B, 3.000%, 05/20/2046	5,413,685	0.4
558,196	Ginnie Mae Series 2016-H01 FL, 0.756%, (US0001M + 0.650%), 12/20/2065	558,232	0.0
998,598	Ginnie Mae Series 2016-H02 FH, 1.106%, (US0001M + 1.000%), 01/20/2066	1,008,476	0.1
206,552	Ginnie Mae Series 2016-H03 FB, 0.756%, (US0001M + 0.650%), 01/20/2066	206,849	0.0
2,526,401	Ginnie Mae Series 2016-H04 FK, 1.156%, (US0001M + 1.050%), 02/20/2066	2,553,974	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
335,954	Ginnie Mae Series 2016-H07 FK, 1.106%, (US0001M + 1.000%), 03/20/2066	$339,309	0.0
5,840,028	Ginnie Mae Series 2016-H08 FT, 0.826%, (US0001M + 0.720%), 02/20/2066	5,842,649	0.4
1,073,032	Ginnie Mae Series 2016-H09 FB, 1.006%, (US0001M + 0.900%), 04/20/2066	1,081,712	0.1
2,382,483	Ginnie Mae Series 2016-H11 F, 0.906%, (US0001M + 0.800%), 05/20/2066	2,395,142	0.2
1,015,901	Ginnie Mae Series 2016-H11 FE, 0.956%, (US0001M + 0.850%), 04/20/2066	1,022,391	0.1
2,622,263	Ginnie Mae Series 2016-H13 FD, 1.140%, (H15T1Y + 0.450%), 05/20/2066	2,604,559	0.2
531,176	Ginnie Mae Series 2016-H13 FT, 0.686%, (US0001M + 0.580%), 05/20/2066	530,626	0.0
324,897	Ginnie Mae Series 2016-H20 FG, 0.806%, (US0001M + 0.700%), 08/20/2066	325,041	0.0
2,056,400	Ginnie Mae Series 2016-H21 FH, 0.956%, (US0001M + 0.850%), 09/20/2066	2,070,788	0.1
5,042,649	Ginnie Mae Series 2016-H23 F, 0.856%, (US0001M + 0.750%), 10/20/2066	5,062,974	0.3
3,677,066	Ginnie Mae Series 2017-107 QZ, 3.000%, 08/20/2045	3,645,686	0.3
1,623,295	Ginnie Mae Series 2017-122 CZ, 3.000%, 08/20/2047	1,603,881	0.1
2,524,893 (1)	Ginnie Mae Series 2017-123 IO, 5.000%, 08/16/2047	572,153	0.0
2,890,000	Ginnie Mae Series 2017-162 PL, 3.000%, 10/20/2047	2,814,209	0.2
1,663,599	Ginnie Mae Series 2017-56 HM, 3.000%, 12/20/2046	1,663,505	0.1
4,896,255	Ginnie Mae Series 2017-56 JZ, 3.000%, 04/20/2047	4,862,907	0.3
25,655,512	Ginnie Mae Series 2017-H05 FC, 0.856%, (US0001M + 0.750%), 02/20/2067	25,775,364	1.8
1,188,327	Ginnie Mae Series 2017-H07 FG, 0.566%, (US0001M + 0.460%), 02/20/2067	1,184,767	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
158,884	Ginnie Mae Series 2017-H14 FD, 0.576%, (US0001M + 0.470%), 06/20/2067	$158,392	0.0
1,424,125	Ginnie Mae Series 2017-H14 FV, 0.606%, (US0001M + 0.500%), 06/20/2067	1,420,509	0.1
2,117,364	Ginnie Mae Series 2017-H17 FG, 0.606%, (US0001M + 0.500%), 08/20/2067	2,112,479	0.1
1,446,979	Ginnie Mae Series 2017-H19 FA, 0.556%, (US0001M + 0.450%), 08/20/2067	1,443,174	0.1
24,899,091	Ginnie Mae Series 2017-H23 FC, 0.556%, (US0001M + 0.450%), 11/20/2067	24,818,612	1.7
1,480,148	Ginnie Mae Series 2018-112 AL, 3.500%, 08/20/2048	1,493,837	0.1
327,515	Ginnie Mae Series 2018-163 DZ, 4.500%, 11/20/2048	345,370	0.0
2,625,224	Ginnie Mae Series 2018-H04 FM, 0.406%, (US0001M + 0.300%), 03/20/2068	2,607,941	0.2
599,075	Ginnie Mae Series 2018-H07 FE, 0.456%, (US0001M + 0.350%), 02/20/2068	596,351	0.0
6,165,698	Ginnie Mae Series 2018-H14 FG, 0.456%, (US0001M + 0.350%), 09/20/2068	6,131,697	0.4
6,822,936	Ginnie Mae Series 2018-H18 FC, 0.456%, (US0001M + 0.350%), 08/20/2065	6,792,738	0.5
2,792,571	Ginnie Mae Series 2019-1 LZ, 3.500%, 01/20/2049	2,884,989	0.2
2,184,254	Ginnie Mae Series 2019-1 Z, 4.000%, 01/20/2049	2,190,146	0.2
3,927,717	Ginnie Mae Series 2019-100 FD, 0.849%, (US0001M + 0.400%), 08/20/2049	3,928,604	0.3
1,069,873	Ginnie Mae Series 2019-29 AI, 5.000%, 07/20/2048	185,200	0.0
12,000,000 (1)	Ginnie Mae Series 2019-56 YI, 5.000%, 05/20/2049	3,418,492	0.2
1,012,738	Ginnie Mae Series 2019-H01 FJ, 0.406%, (US0001M + 0.300%), 09/20/2068	1,008,898	0.1
1,435,090	Ginnie Mae Series 2019-H01 FL, 0.556%, (US0001M + 0.450%), 12/20/2068	1,430,138	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,674,517	Ginnie Mae Series 2019-H05 FL, 0.586%, (US0001M + 0.480%), 03/20/2069	$3,664,418	0.3
239,724	Ginnie Mae Series 2019-H10 FM, 0.506%, (US0001M + 0.400%), 05/20/2069	238,596	0.0
2,808,761	Ginnie Mae Series 2019-H19 FB, 0.556%, (US0001M + 0.450%), 11/20/2069	2,799,731	0.2
24,510,927 (1)	Ginnie Mae Series 2020-47 LI, 3.500%, 04/20/2050	3,703,400	0.3
1,446,474	Ginnie Mae Series 2020-H01 FT, 0.710%, (H15T1Y + 0.500%), 01/20/2070	1,440,031	0.1
7,346,170	Ginnie Mae Series 2020-H10 FD, 0.849%, (US0001M + 0.400%), 05/20/2070	7,319,953	0.5
10,339,467 (1)	Ginnie Mae Series 2021-58 SB, 5.851%, (-1.000*US0001M + 6.300%), 04/20/2051	1,408,977	0.1
17,378,464 (1)	Ginnie Mae Series 2021-77 SK, 2.851%, (-1.000*US0001M + 3.300%), 05/20/2051	890,450	0.1
102,177 (2)	Ginnie Mae Series 2021-H09 Z, 3.074%, 10/20/2066	102,232	0.0
796,853	Seasoned Credit Risk Transfer Trust Series 2017-2 MA, 3.000%, 08/25/2056	792,282	0.1
4,910,356	Seasoned Credit Risk Transfer Trust Series 2019-1 M55D, 4.000%, 07/25/2058	5,006,162	0.3
2,009,760	Seasoned Credit Risk Transfer Trust Series 2019-3 M55D, 4.000%, 10/25/2058	2,046,600	0.1
6,035,000	Seasoned Loans Structured Transaction Series 2019-1 A2, 3.500%, 05/25/2029	6,101,927	0.4
4,006,079	Seasoned Loans Structured Transaction Trust Series 2019-2 A1C, 2.750%, 09/25/2029	3,986,315	0.3
5,590,000	Seasoned Loans Structured Transaction Trust Series 2019-3 A2C, 2.750%, 11/25/2029	5,527,576	0.4
1,448,414	Vendee Mortgage Trust 2011-2 DZ, 3.750%, 10/15/2041	1,441,583	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
27,069,347 (1)(2)	Vendee Mortgage Trust 2011-2 IO, 0.366%, 10/15/2041	$339,368	0.0
	Total Collateralized Mortgage Obligations
	(Cost $830,976,133)	808,343,809	55.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 68.1%
	Federal Home Loan Mortgage Corporation: 1.3%(4)
844,098	3.500%, 07/01/2047	855,922	0.1
1,992,632	3.500%, 12/01/2047	2,022,276	0.2
3,539,099	3.500%, 03/01/2048	3,591,714	0.3
3,998,796	3.500%, 11/01/2048	4,057,361	0.3
1,227,135	4.000%, 07/01/2047	1,267,748	0.1
497,169	4.500%, 08/01/2047	521,694	0.1
474,595	5.000%, 11/01/2035	505,931	0.0
26,101	5.000%, 12/01/2035	28,293	0.0
13,388	5.000%, 01/01/2038	14,564	0.0
14,016	5.000%, 03/01/2038	15,184	0.0
45,110	5.000%, 03/01/2038	48,907	0.0
103,329	5.000%, 02/01/2039	108,954	0.0
481,348	5.000%, 07/01/2039	520,400	0.0
159,472	5.000%, 01/01/2040	172,445	0.0
528,086	5.000%, 04/01/2040	567,762	0.1
1,541,602	5.000%, 10/01/2040	1,670,684	0.1
156,458	5.000%, 05/01/2041	165,015	0.0
135,243	5.290%, 10/01/2037	143,424	0.0
24,911	5.410%, 07/01/2037	26,484	0.0
12,742	5.410%, 08/01/2037	13,537	0.0
36,171	5.440%, 01/01/2037	38,475	0.0
18,396	5.440%, 02/01/2037	19,561	0.0
47,269	5.440%, 04/01/2037	50,304	0.0
29,399	5.440%, 09/01/2037	31,269	0.0
27,966	5.440%, 02/01/2038	29,748	0.0
99,981	5.450%, 12/01/2037	105,731	0.0
129,694	5.450%, 12/01/2037	136,602	0.0
38,497	5.460%, 05/01/2037	40,966	0.0
33,286	5.460%, 08/01/2037	35,422	0.0
36,691	5.460%, 01/01/2038	38,815	0.0
35,452	5.480%, 08/01/2037	37,740	0.0
74,350	5.500%, 08/01/2037	79,922	0.0
88,002	5.500%, 11/01/2037	93,999	0.0
16,951	5.520%, 10/01/2037	18,056	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
37,202	5.620%, 12/01/2036	$39,663	0.0
61,455	5.620%, 03/01/2037	65,559	0.0
63,108	5.620%, 08/01/2037	67,334	0.0
72,918	5.625%, 12/01/2036	77,730	0.0
173,081	5.625%, 01/01/2037	184,626	0.0
162,753	5.625%, 03/01/2037	173,571	0.0
88,509	5.625%, 06/01/2037	94,345	0.0
78,205	5.625%, 07/01/2037	83,361	0.0
43,201	5.625%, 02/01/2038	46,050	0.0
452,438	5.750%, 09/01/2037	492,101	0.0
75,849	5.750%, 10/01/2037	80,947	0.0
59,470	5.750%, 11/01/2037	63,450	0.0
92,477	6.090%, 12/01/2037	98,996	0.0
4,885	7.500%, 01/01/2030	5,389	0.0
7,434	8.000%, 01/01/2030	7,465	0.0
		18,655,496	1.3
	Federal National Mortgage Association: 0.6%(4)
64,731	3.125%, 11/01/2041	65,138	0.0
27,807	3.250%, 04/01/2041	28,071	0.0
98,944	3.475%, 10/01/2041	99,978	0.0
87,398	3.750%, 09/01/2041	89,531	0.0
62,707	3.750%, 10/01/2041	64,240	0.0
5,285,935	4.000%, 07/01/2056	5,504,743	0.4
950,148	4.500%, 09/01/2047	1,039,529	0.1
249,527	5.290%, 09/01/2037	252,296	0.0
274,666	5.290%, 11/01/2037	285,520	0.0
78,738	5.290%, 12/01/2037	80,090	0.0
251,645	5.290%, 04/01/2038	260,035	0.0
46,178	5.350%, 04/01/2029	48,538	0.0
34,024	5.350%, 09/01/2029	35,853	0.0
65,798	5.390%, 05/01/2038	71,550	0.0
172,891	5.440%, 08/01/2047	178,077	0.0
162,779	5.440%, 08/01/2047	167,635	0.0
115,109	5.440%, 08/01/2047	120,587	0.0
173,949	5.440%, 09/01/2047	179,169	0.0
272,606	5.440%, 10/01/2047	286,196	0.1
92,300	5.440%, 05/01/2048	96,693	0.0
63,043	5.620%, 12/01/2036	65,463	0.0
13,765	5.875%, 06/01/2035	13,817	0.0
101,833	5.890%, 08/01/2047	105,349	0.0
109,970	5.890%, 10/01/2047	114,003	0.0
11,922	5.900%, 09/01/2028	12,325	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal National Mortgage Association (continued)
9,455	6.600%, 07/01/2027	$9,495	0.0
16,807	6.600%, 09/01/2027	16,856	0.0
24,402	6.600%, 11/01/2027	24,555	0.0
21,273	6.600%, 06/01/2028	21,407	0.0
		9,336,739	0.6
	Government National Mortgage Association: 60.9%
22,725,375	2.000%, 01/20/2051	21,712,629	1.5
16,451,443	2.000%, 02/20/2051	15,717,448	1.1
8,774,615	2.000%, 06/20/2051	8,383,058	0.6
17,113,115	2.000%, 08/20/2051	16,348,855	1.1
2,958,882	2.000%, 11/20/2051	2,826,159	0.2
94,154,000 (5)	2.000%, 04/15/2052	89,578,704	6.1
11,549,804	2.500%, 12/20/2050	11,201,204	0.8
19,059,161	2.500%, 03/20/2051	18,516,339	1.3
47,275,664	2.500%, 04/20/2051	45,929,210	3.2
21,105,814	2.500%, 05/20/2051	20,504,702	1.4
58,982,664	2.500%, 09/20/2051	57,302,784	3.9
73,420,000 (5)	2.500%, 04/15/2052	71,214,531	4.9
170,232	3.000%, 12/15/2041	172,114	0.0
177,475	3.000%, 01/15/2042	179,675	0.0
127,650	3.000%, 01/15/2042	129,317	0.0
177,441	3.000%, 01/15/2042	179,660	0.0
562,801	3.000%, 02/15/2042	557,930	0.1
328,032	3.000%, 03/15/2042	325,099	0.0
144,274	3.000%, 04/15/2042	146,168	0.0
59,756	3.000%, 05/15/2042	60,533	0.0
46,659	3.000%, 06/15/2042	47,267	0.0
734,486	3.000%, 04/20/2045	732,761	0.1
345,540	3.000%, 11/20/2045	342,172	0.0
110,428	3.000%, 12/20/2045	109,350	0.0
222,000	3.000%, 12/20/2045	219,833	0.0
180,039	3.000%, 12/20/2045	178,273	0.0
66,187	3.000%, 01/20/2046	65,539	0.0
2,688,844	3.000%, 02/20/2050	2,656,134	0.2
24,688,997	3.000%, 10/20/2051	24,736,145	1.7
3,363,123	3.000%, 10/20/2051	3,333,280	0.2
19,862,516	3.000%, 11/20/2051	19,900,468	1.4
223,540,000 (5)	3.000%, 04/15/2052	220,946,587	15.1
17,718	3.250%, 11/15/2040	17,670	0.0
51,406	3.250%, 03/15/2041	51,263	0.0
358,578	3.250%, 04/15/2041	359,854	0.0
142,327	3.250%, 05/15/2041	141,778	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
363,981	3.250%, 06/15/2041	$365,426	0.0
515,365	3.250%, 07/15/2041	519,098	0.1
60,639	3.250%, 07/15/2041	60,471	0.0
674,288	3.250%, 08/15/2041	680,853	0.1
339,545	3.250%, 09/15/2041	340,718	0.0
210,219	3.250%, 09/15/2041	209,767	0.0
42,474	3.250%, 11/15/2041	42,356	0.0
182,061	3.250%, 11/15/2041	181,681	0.0
68,105	3.250%, 12/15/2041	67,916	0.0
39,295	3.250%, 04/15/2042	39,186	0.0
84,384	3.250%, 06/15/2042	84,150	0.0
80,505	3.250%, 06/15/2042	80,282	0.0
1,065,437	3.500%, 04/20/2043	1,080,697	0.1
1,244,386	3.500%, 06/20/2045	1,266,656	0.1
3,217,585	3.500%, 04/20/2046	3,280,856	0.2
5,127,329	3.500%, 03/20/2047	5,311,254	0.4
624,008	3.500%, 07/20/2047	633,173	0.1
1,114,527	3.500%, 07/20/2047	1,129,697	0.1
25,198,899	3.500%, 12/20/2047	25,652,417	1.8
9,037,190	3.500%, 01/20/2048	9,216,570	0.6
6,758,058	3.500%, 02/20/2048	6,892,210	0.5
3,697,626	3.500%, 02/20/2048	3,771,013	0.3
13,152,833	3.500%, 03/20/2048	13,413,917	0.9
11,000,000 (5)	3.500%, 05/15/2052	11,030,938	0.8
54,337	3.650%, 12/15/2040	56,134	0.0
311,466	3.750%, 09/15/2041	320,478	0.0
18,730	3.750%, 09/15/2041	19,068	0.0
120,627	3.750%, 10/15/2041	122,886	0.0
135,021	3.750%, 10/15/2041	137,519	0.0
2,137,185	3.750%, 05/20/2042	2,174,437	0.2
2,716,247	3.750%, 05/20/2042	2,772,338	0.2
131,864	3.900%, 10/15/2041	135,334	0.0
75,141	4.000%, 05/20/2033	77,523	0.0
9,061	4.000%, 08/15/2033	9,332	0.0
32,181	4.000%, 01/15/2034	33,173	0.0
418,704	4.000%, 05/20/2034	429,287	0.0
470,325	4.000%, 07/20/2034	482,177	0.1
1,048,898	4.000%, 07/20/2034	1,079,508	0.1
81,266	4.000%, 08/20/2035	83,106	0.0
647,723	4.000%, 09/20/2040	665,461	0.1
1,341,361	4.000%, 07/20/2041	1,357,860	0.1
5,324,715	4.000%, 08/20/2042	5,597,915	0.4
173,244	4.000%, 09/15/2042	178,645	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
963,929	4.000%, 10/20/2043	$1,016,322	0.1
1,477,298	4.000%, 12/20/2044	1,523,475	0.1
1,524,476	4.000%, 01/20/2045	1,572,875	0.1
374,958	4.000%, 06/20/2045	394,140	0.0
1,579,380	4.000%, 07/20/2045	1,659,154	0.1
1,721,602	4.000%, 09/20/2045	1,808,070	0.1
105,177	4.000%, 12/20/2045	107,548	0.0
3,395,351	4.000%, 01/20/2046	3,537,220	0.3
376,270	4.000%, 01/20/2046	387,220	0.0
79,997	4.000%, 02/20/2046	83,731	0.0
1,989,847	4.000%, 03/20/2046	2,063,133	0.2
971,149	4.000%, 04/20/2046	1,001,651	0.1
416,670	4.000%, 08/20/2046	430,359	0.0
1,624,240	4.000%, 09/20/2047	1,666,313	0.1
16,728,732	4.000%, 02/20/2050	17,115,569	1.2
46,900,000 (5)	4.000%, 04/15/2052	47,838,000	3.3
1,040 (2)	4.140%, 04/20/2063	1,045	0.0
979,808 (2)	4.252%, 10/20/2064	997,263	0.1
5,233 (2)	4.338%, 09/20/2062	5,167	0.0
16,317 (2)	4.381%, 04/20/2065	16,582	0.0
114,817	4.450%, 07/15/2040	118,211	0.0
63,795	4.450%, 09/15/2040	65,846	0.0
62,179	4.450%, 10/15/2040	64,179	0.0
40,772 (2)	4.456%, 02/20/2068	41,450	0.0
727,357 (2)	4.492%, 01/20/2065	744,369	0.1
5,246	4.500%, 07/20/2036	5,436	0.0
501,531	4.500%, 10/15/2039	540,494	0.1
319,339	4.500%, 11/15/2039	344,881	0.0
378,334	4.500%, 11/15/2039	408,500	0.0
110,571	4.500%, 12/15/2039	119,163	0.0
261,975	4.500%, 01/15/2040	282,771	0.0
25,121	4.500%, 01/20/2040	26,206	0.0
1,195,587	4.500%, 02/15/2040	1,286,113	0.1
52,461	4.500%, 06/15/2040	55,879	0.0
23,605	4.500%, 07/20/2040	24,614	0.0
126,165	4.500%, 08/20/2040	131,497	0.0
696,531	4.500%, 09/20/2041	742,694	0.1
275,291	4.500%, 10/20/2048	286,622	0.0
129,007	4.500%, 11/20/2048	134,299	0.0
3,920,437	4.500%, 12/20/2048	4,080,818	0.3
97,329	4.500%, 01/20/2049	101,259	0.0
340,841	4.500%, 03/20/2049	354,606	0.0
56,140	4.500%, 05/20/2049	58,228	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
6,072,074	4.500%, 11/20/2049	$6,321,344	0.5
7,755,903	4.500%, 12/20/2049	8,033,061	0.6
1,546,373 (2)	4.515%, 01/20/2065	1,582,271	0.1
18,720 (2)	4.531%, 10/20/2067	19,069	0.0
27,734 (2)	4.536%, 04/20/2066	28,230	0.0
1,773,394 (2)	4.550%, 02/20/2065	1,815,474	0.1
32,295	4.580%, 12/20/2033	33,764	0.0
28,398	4.580%, 01/20/2034	29,725	0.0
43,524	4.580%, 03/20/2034	45,172	0.0
34,107	4.580%, 04/20/2034	35,704	0.0
44,175	4.580%, 04/20/2034	46,242	0.0
42,959	4.580%, 06/20/2034	44,970	0.0
132,796 (2)	4.665%, 09/20/2064	136,975	0.0
331,034 (2)	4.682%, 10/20/2064	339,497	0.0
445,610 (2)	4.686%, 09/20/2064	454,569	0.0
418 (2)	4.700%, 06/20/2061	435	0.0
3,866 (2)	4.700%, 08/20/2061	3,943	0.0
544,597	4.750%, 06/15/2029	572,207	0.1
141,379	4.750%, 01/15/2030	147,781	0.0
52,689	4.750%, 06/20/2033	54,914	0.0
57,623	4.750%, 07/20/2033	60,048	0.0
47,790	4.750%, 07/20/2033	49,809	0.0
30,816	4.750%, 07/20/2033	31,941	0.0
26,276	4.750%, 08/20/2033	27,381	0.0
62,100	4.750%, 08/20/2033	64,712	0.0
22,117	4.750%, 09/20/2033	23,047	0.0
55,458	4.750%, 10/20/2033	58,158	0.0
24,463	4.750%, 11/20/2033	25,490	0.0
21,773	4.750%, 12/20/2033	22,686	0.0
207,573	4.750%, 09/15/2034	222,515	0.0
37,307	4.920%, 03/20/2033	38,974	0.0
45,539	4.920%, 04/20/2033	47,568	0.0
23,496	4.920%, 04/20/2033	24,537	0.0
27,182	4.920%, 05/20/2033	28,387	0.0
29,407	4.920%, 05/20/2033	30,721	0.0
29,878	4.920%, 05/20/2033	31,210	0.0
30,061	4.920%, 05/20/2033	31,392	0.0
6,484	5.000%, 03/20/2024	6,797	0.0
606,397	5.000%, 04/20/2030	645,898	0.1
163,603	5.000%, 07/15/2033	176,816	0.0
52,679	5.000%, 03/15/2034	57,430	0.0
63,619	5.000%, 01/15/2035	68,778	0.0
87,472	5.000%, 03/15/2035	94,563	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
8,477	5.000%, 03/15/2035	$9,206	0.0
201,800	5.000%, 04/15/2035	220,998	0.0
47,720	5.000%, 04/15/2035	52,347	0.0
17,356	5.000%, 05/15/2035	18,907	0.0
47,441	5.000%, 05/20/2035	51,467	0.0
249,348	5.000%, 11/20/2035	270,541	0.0
115,929	5.000%, 04/20/2036	125,773	0.0
41,481	5.000%, 06/20/2038	42,664	0.0
15,023	5.000%, 08/20/2038	15,806	0.0
168,690	5.000%, 10/20/2038	176,150	0.0
29,940	5.000%, 11/20/2038	30,754	0.0
112,718	5.000%, 01/20/2039	117,577	0.0
49,716	5.000%, 02/15/2039	53,718	0.0
156,653	5.000%, 03/15/2039	169,444	0.0
59,630	5.000%, 11/15/2039	64,468	0.0
537,771	5.000%, 11/15/2039	585,397	0.1
673,871	5.000%, 11/15/2039	739,225	0.1
72,644	5.000%, 04/15/2040	79,255	0.0
675,456	5.000%, 09/15/2040	741,050	0.1
531,546	5.000%, 07/20/2041	583,812	0.1
8,147	5.250%, 01/15/2024	8,061	0.0
38,851	5.250%, 06/15/2028	41,261	0.0
60,535	5.250%, 06/15/2029	64,580	0.0
871,188	5.250%, 01/20/2036	937,472	0.1
112,271	5.290%, 07/20/2037	118,598	0.0
160,529	5.290%, 08/20/2037	169,624	0.0
227,139	5.290%, 09/20/2037	240,054	0.0
97,300	5.290%, 09/20/2037	102,764	0.0
112,847	5.290%, 01/20/2038	119,195	0.0
4,692	5.350%, 01/15/2029	5,063	0.0
8,623	5.350%, 01/20/2029	9,103	0.0
28,919	5.350%, 04/20/2029	30,589	0.0
28,089	5.350%, 06/20/2029	29,709	0.0
33,705	5.350%, 10/20/2029	35,647	0.0
77,057	5.350%, 07/20/2033	82,137	0.0
13,423	5.350%, 08/20/2033	14,195	0.0
144,543	5.390%, 08/20/2038	147,316	0.0
72,164	5.390%, 09/15/2038	77,866	0.0
25,293	5.490%, 08/20/2033	26,849	0.0
45,168	5.490%, 09/20/2033	47,937	0.0
43,594	5.490%, 09/20/2033	46,135	0.0
221,074	5.490%, 09/20/2033	235,079	0.0
53,751	5.490%, 09/20/2033	57,056	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
197,464	5.490%, 10/20/2033	$209,801	0.0
284,119	5.490%, 10/20/2033	302,828	0.0
267,388	5.490%, 11/20/2033	285,196	0.0
142,202	5.490%, 11/20/2033	150,889	0.0
140,047	5.490%, 12/20/2033	148,811	0.0
166,976	5.490%, 12/20/2033	177,496	0.0
222,604	5.490%, 12/20/2033	235,799	0.0
45,231	5.490%, 01/20/2034	47,997	0.0
128,263	5.490%, 03/20/2034	135,785	0.0
38,466	5.490%, 03/20/2034	40,785	0.0
38,790	5.490%, 06/20/2034	41,177	0.0
15,654	5.500%, 08/15/2024	15,762	0.0
12,770	5.500%, 08/20/2024	13,537	0.0
485	5.500%, 04/20/2029	515	0.0
179,086	5.500%, 09/15/2029	193,511	0.0
130,360	5.500%, 10/15/2029	141,493	0.0
27,214	5.500%, 12/20/2032	30,158	0.0
87,807	5.500%,08/20/2033	97,446	0.0
58,933	5.500%, 11/20/2033	59,913	0.0
24,961	5.500%, 12/20/2033	27,630	0.0
61,932	5.500%, 03/20/2034	62,973	0.0
144,918	5.500%, 04/20/2034	160,899	0.0
111,946	5.500%, 04/20/2034	114,132	0.0
161,108	5.500%, 06/20/2034	171,268	0.0
80,847	5.500%, 06/20/2034	82,524	0.0
70,157	5.500%, 07/20/2034	74,510	0.0
101,728	5.500%, 01/20/2035	104,591	0.0
150,738	5.500%, 05/15/2035	161,273	0.0
24,192	5.500%, 06/20/2035	25,687	0.0
191,994	5.500%, 07/15/2035	205,667	0.0
85,046	5.500%, 08/15/2035	90,859	0.0
82,252	5.500%, 09/20/2035	87,288	0.0
146,736	5.500%, 04/15/2036	156,935	0.0
32,386	5.500%, 06/20/2036	35,955	0.0
2,812	5.500%, 06/20/2038	3,009	0.0
15,316	5.500%, 08/20/2038	16,410	0.0
7,586	5.500%, 09/20/2038	8,110	0.0
1,498	5.500%, 10/20/2038	1,574	0.0
24,004	5.500%, 11/20/2038	25,712	0.0
2,153	5.500%, 12/20/2038	2,303	0.0
47,634	5.500%, 01/15/2039	50,921	0.0
5,765	5.500%, 01/20/2039	6,046	0.0
27,163	5.500%, 06/15/2039	29,007	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
16,288	5.500%, 06/20/2039	$17,143	0.0
24,092	5.500%, 10/20/2039	26,711	0.0
168,208	5.500%, 09/15/2040	180,091	0.0
38,278	5.580%, 12/20/2033	40,990	0.0
70,937	5.580%, 12/20/2033	75,199	0.0
169,956	5.580%, 01/20/2034	180,618	0.0
48,585	5.580%, 02/20/2034	51,550	0.0
40,112	5.580%, 03/20/2034	42,552	0.0
126,185	5.580%, 04/20/2034	134,080	0.0
99,207	5.580%, 04/20/2034	106,480	0.0
46,332	5.580%, 04/20/2034	49,609	0.0
32,044	5.580%, 06/20/2034	34,323	0.0
34,815	5.580%, 06/20/2034	37,379	0.0
54,314	5.580%, 09/20/2034	58,178	0.0
202,939	5.590%, 06/20/2033	216,132	0.0
157,170	5.590%, 07/20/2033	166,933	0.0
14,317	5.590%, 07/20/2033	15,196	0.0
92,671	5.590%, 07/20/2033	98,362	0.0
31,071	5.590%, 07/20/2033	33,346	0.0
128,989	5.590%, 08/20/2033	137,030	0.0
24,523	5.590%, 09/20/2033	26,269	0.0
161,889	5.590%, 09/20/2033	172,134	0.0
41,179	5.590%, 09/20/2033	44,180	0.0
62,756	5.590%, 10/20/2033	67,348	0.0
47,327	5.590%, 11/20/2033	50,786	0.0
48,476	5.590%, 11/20/2033	52,029	0.0
34,071	5.590%, 11/20/2033	36,504	0.0
26,134	5.590%, 11/20/2033	27,973	0.0
75,717	5.590%, 12/20/2033	81,084	0.0
122,997	5.740%, 08/20/2037	130,489	0.0
243,843	5.740%, 09/20/2037	258,936	0.0
79,836	5.740%, 09/20/2037	84,682	0.0
83,528	5.740%, 10/20/2037	88,554	0.0
88,326	5.740%, 04/20/2038	93,707	0.0
23,585	5.750%, 11/15/2024	23,783	0.0
467,697	5.750%, 07/15/2029	489,334	0.1
321,958	5.750%, 08/15/2029	339,755	0.0
62,119	5.750%, 11/15/2029	65,554	0.0
399,429	5.750%, 11/15/2029	417,896	0.0
39,567	5.770%, 03/20/2033	41,969	0.0
142,510	5.770%, 03/20/2033	151,274	0.0
35,371	5.770%, 04/20/2033	37,513	0.0
71,963	5.770%, 04/20/2033	76,274	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
80,216	5.770%, 05/20/2033	$85,077	0.0
34,373	5.770%, 05/20/2033	36,457	0.0
88,751	5.770%, 05/20/2033	94,069	0.0
36,231	5.770%, 06/20/2033	38,406	0.0
71,924	5.770%, 07/20/2033	76,277	0.0
61,191	5.770%, 07/20/2033	64,897	0.0
28,909	5.900%, 05/20/2028	30,638	0.0
25,380	5.900%, 09/20/2028	26,886	0.0
1,162,498	5.970%, 11/15/2031	1,161,709	0.1
5,276	6.000%, 01/20/2024	5,315	0.0
19,145	6.000%, 10/15/2025	20,483	0.0
110,636	6.000%, 04/15/2026	115,638	0.0
31,064	6.000%, 10/20/2027	32,904	0.0
92,742	6.000%, 05/15/2029	96,865	0.0
66,799	6.000%, 07/15/2029	66,039	0.0
46,932	6.000%, 10/20/2034	52,149	0.0
119,752	6.000%, 03/15/2037	134,459	0.0
62,836	6.000%, 08/20/2038	67,861	0.0
11,979	6.000%, 09/20/2038	12,569	0.0
25,759	6.000%, 10/20/2038	27,796	0.0
70,046	6.000%, 11/15/2038	74,854	0.0
74,506	6.000%, 12/15/2038	79,612	0.0
232,253	6.000%, 08/15/2039	249,288	0.0
179,277	6.000%, 08/15/2039	191,751	0.0
14,620	6.490%, 01/15/2028	15,669	0.0
18,241	6.500%, 07/20/2029	19,595	0.0
42,985	6.500%, 07/20/2032	43,875	0.0
75,058	6.500%, 02/15/2034	77,808	0.0
180	6.500%, 09/20/2034	183	0.0
5,421	7.500%, 08/20/2027	5,837	0.0
		889,159,079	60.9
	Uniform Mortgage-Backed Securities: 5.3%
2,957,021	2.000%, 12/01/2051	2,753,629	0.2
2,942,771	2.500%, 12/01/2051	2,812,427	0.2
1,996,016	2.500%, 02/01/2052	1,919,600	0.1
1,000,000 (5)	2.500%, 04/15/2052	954,141	0.1
2,892,436	3.000%, 11/01/2051	2,833,430	0.2
1,980,111	3.000%, 01/01/2052	1,955,315	0.1
1,996,885	3.500%, 02/01/2052	2,011,104	0.2
38,000,000 (5)	3.500%, 05/15/2052	37,952,066	2.6
6,673,677	4.000%, 05/01/2042	6,986,075	0.5
389,148	4.000%, 05/01/2045	404,940	0.0
398,574	4.000%, 08/01/2046	415,417	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
323,307	4.250%, 08/01/2035	$335,611	0.0
362,209	4.750%, 11/01/2034	383,705	0.0
186,243	4.750%, 11/01/2034	194,790	0.0
260,324	4.750%, 02/01/2035	273,815	0.0
477,437	4.750%, 04/01/2035	508,501	0.0
400,715	4.750%, 05/01/2035	426,775	0.0
71,131	4.750%, 07/01/2035	74,351	0.0
555,334	4.750%, 07/01/2035	592,979	0.1
49,459	5.000%, 04/01/2029	52,563	0.0
47,409	5.000%, 02/01/2033	49,939	0.0
26,828	5.000%, 05/01/2033	28,708	0.0
480,096	5.000%, 06/01/2033	517,615	0.0
89,690	5.000%, 07/01/2033	94,487	0.0
74,865	5.000%, 11/01/2033	81,059	0.0
1,251,213	5.000%, 03/01/2034	1,353,017	0.1
604,522	5.000%, 04/01/2034	654,420	0.1
95,137	5.000%, 03/01/2035	102,947	0.0
1,116,779	5.000%, 07/01/2035	1,206,021	0.1
603,693	5.000%, 08/01/2035	651,920	0.1
141,454	5.000%, 05/01/2036	149,083	0.0
755,750	5.000%, 01/01/2040	818,565	0.1
1,525,734	5.000%, 05/01/2040	1,639,096	0.1
145,454	5.000%, 06/01/2040	156,410	0.0
526,869	5.000%, 09/01/2040	570,648	0.1
1,242,037	5.000%, 02/01/2041	1,337,678	0.1
1,836,592	5.000%, 09/01/2041	1,984,415	0.2
169,115	5.000%, 05/01/2042	181,574	0.0
88,197	5.030%, 05/01/2037	92,974	0.0
96,142	5.030%, 09/01/2037	101,369	0.0
45,795	5.155%, 11/01/2036	48,395	0.0
151,610	5.155%, 01/01/2037	160,250	0.0
119,805	5.250%, 04/01/2032	126,996	0.0
37,514	5.250%, 04/01/2032	39,712	0.0
25,826	5.280%, 11/01/2036	27,363	0.0
104,198	5.280%, 11/01/2036	110,380	0.0
43,630	5.280%, 01/01/2037	46,221	0.0
90,335	5.290%, 08/01/2037	95,683	0.0
70,031	5.290%, 09/01/2037	74,179	0.0
185,977	5.290%, 09/01/2037	197,010	0.0
17,908	5.300%, 10/01/2036	18,970	0.0
113,127	5.300%, 12/01/2036	119,862	0.0
77,233	5.300%, 12/01/2036	81,808	0.0
64,027	5.300%, 02/01/2037	67,859	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
49,755	5.300%, 05/01/2037	$52,734	0.0
233,038	5.300%, 08/01/2037	247,729	0.0
118,674	5.390%, 12/01/2037	125,923	0.0
164,345	5.405%, 11/01/2036	174,553	0.0
214,075	5.405%, 02/01/2037	227,608	0.0
78,924	5.740%, 07/01/2037	84,050	0.0
10,486	7.500%, 05/01/2028	10,521	0.0
		77,750,985	5.3
	Total U.S. Government Agency Obligations (Cost $1,013,846,951)	994,902,299	68.1

COMMERCIAL MORTGAGE-BACKED SECURITIES: 3.4%
9,272,437 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates K106 X1, 1.354%, 01/25/2030	823,378	0.1
28,109,576 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates K107 X1, 1.690%, 03/25/2030	3,166,769	0.2
19,449,997 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates K110 X1, 1.697%, 04/25/2030	2,140,097	0.2
2,990,592 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates K119 X1, 0.932%, 09/25/2030	194,064	0.0
16,529,326 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates K-1516 X1, 1.512%, 05/25/2035	2,446,841	0.2
14,977,743 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates K-1517 X1, 1.330%, 07/25/2035	1,977,192	0.1
34,851,315 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates K-1519 X1, 0.609%, 12/25/2035	2,103,462	0.2
24,920,701 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates K740 X1, 0.758%, 09/25/2027	880,316	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
31,466,000 (1)	Freddie Mac Multifamily Structured Pass Through Certificates KL06 XFX, 1.364%, 12/25/2029	$2,553,217	0.2
34,843,747 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates KLU3 X1, 1.938%, 01/25/2031	4,400,406	0.3
276,801 (2)	Ginnie Mae 2004-23 Z, 5.762%, 03/16/2044	288,113	0.0
4,098,288 (1)(2)	Ginnie Mae 2006-67 IO, 0.550%, 11/16/2046	11,250	0.0
46,692 (2)	Ginnie Mae 2007-52 Z, 4.350%, 01/16/2048	46,654	0.0
564,828	Ginnie Mae 2008-39 Z, 4.500%, 02/16/2048	572,310	0.0
228,573 (1)(2)	Ginnie Mae 2008-45 IO, 0.856%, 02/16/2048	287	0.0
125,756 (2)	Ginnie Mae 2009-115 D, 4.776%, 01/16/2050	127,254	0.0
339,445 (1)(2)	Ginnie Mae 2010-122 IO, 0.255%, 02/16/2044	98	0.0
59,648 (1)(2)	Ginnie Mae 2010-123 IA, 2.050%, 10/16/2052	670	0.0
14,275,663 (1)(2)	Ginnie Mae 2011-47 IO, 0.156%, 01/16/2051	46,594	0.0
1,887,390 (2)	Ginnie Mae 2018-114 Z, 3.100%, 04/16/2060	1,821,377	0.1
10,670,151	Ginnie Mae 2018-116 Z, 3.000%, 06/16/2058	10,354,893	0.7
1,904,735	Ginnie Mae 2018-169 Z, 3.000%, 04/16/2061	1,804,727	0.1
1,894,808	Ginnie Mae 2019-17 Z, 3.000%, 12/16/2060	1,795,089	0.1
2,505,066 (2)	Ginnie Mae 2019-19 Z, 3.200%, 11/16/2060	2,421,770	0.2
2,210,584	Ginnie Mae 2019-53 Z, 3.000%, 06/16/2061	2,079,747	0.1
5,073,397	Ginnie Mae 2021-79, 1.750%, 08/16/2063	3,647,041	0.3
2,531,426	Ginnie Mae 2021-80 Z, 1.500%, 12/16/2062	1,878,922	0.1
2,333,712	Ginnie Mae 2021-90 B, 1.750%, 05/16/2061	1,885,610	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	Total Commercial Mortgage-Backed Securities (Cost $53,566,058)	$49,468,148	3.4
ASSET-BACKED SECURITIES: 0.1%
	Other Asset-Backed Securities: 0.1%
1,428,300	Fannie Mae Grantor Trust 2001-T9 A1, 0.567%, (US0001M + 0.220%), 09/25/2031	1,409,973	0.1
96,360 (2)	Fannie Mae Grantor Trust 2003-T4 2A6, 4.607%, 07/26/2033	97,965	0.0
18,510 (2)	Fannie Mae REMIC Trust 2001-W4 AF6, 5.110%, 01/25/2032	19,215	0.0
17,412 (2)	Fannie Mae REMIC Trust 2002-W12 AF6, 5.066%, 02/25/2033	17,331	0.0
16,933 (2)	Fannie Mae REMIC Trust 2002-W2 AF6, 6.000%, 05/25/2032	18,137	0.0
	Total Asset-Backed Securities (Cost $1,560,392)	1,562,621	0.1
	Total Long-Term Investments (Cost $1,899,949,534)	1,854,276,877	126.9

SHORT-TERM INVESTMENTS: 0.1%
	U.S. Government Agency Obligations: 0.1%
900,000 (6)	Federal Home Loan Bank Discount Notes, 0.160%, 04/29/2022 (Cost $899,867)	899,888	0.1
Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	U.S. Government Agency Obligations (continued)
Total Short-Term Investments (Cost $899,867)	$899,888	0.1
Total Investments in Securities (Cost $1,900,849,401)	$1,855,176,765	127.0
Liabilities in Excess of Other Assets	(394,294,523)	(27.0)
Net Assets	$1,460,882,242	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(2)
Variable rate security. Rate shown is the rate in effect as of March 31, 2022.

(3)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(4)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(5)
Represents or includes a TBA transaction.

(6)
Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2022.

Reference Rate Abbreviations:
H15T1Y	U.S. Treasury 1-Year Constant Maturity
US0001M	1-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2022
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$808,343,809	$—	$808,343,809
U.S. Government Agency Obligations	—	994,902,299	—	994,902,299
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2022 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2022
Commercial Mortgage-Backed Securities	—	49,468,148	—	49,468,148
Asset-Backed Securities	—	1,562,621	—	1,562,621
Short-Term Investments	—	899,888	—	899,888
Total Investments, at fair value	$—	$1,855,176,765	$—	$1,855,176,765
Other Financial Instruments+
Futures	4,980,728	—	—	4,980,728
Total Assets	$4,980,728	$1,855,176,765	$—	$1,860,157,493

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2022, the following futures contracts were outstanding for Voya GNMA Income Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury Ultra Long Bond	80	06/21/22	$14,170,000	$203,351
			$14,170,000	$203,351
Short Contracts:
U.S. Treasury 10-Year Note	(560)	06/21/22	(68,810,000)	1,875,744
U.S. Treasury 2-Year Note	(418)	06/30/22	(88,583,344)	215,128
U.S. Treasury 5-Year Note	(909)	06/30/22	(104,250,937)	2,495,660
U.S. Treasury Long Bond	(44)	06/21/22	(6,602,750)	185,480
U.S. Treasury Ultra 10-Year Note	(97)	06/21/22	(13,140,469)	5,365
			$(281,387,500)	$4,777,377
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$4,980,728
Total Asset Derivatives		$4,980,728

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$18,657,031
Total	$18,657,031
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2022 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(2,029,245)
Total	$(2,029,245)
At March 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $1,910,822,407.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$3,308,995
Gross Unrealized Depreciation	(53,973,909)
Net Unrealized Depreciation	$(50,664,914)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2022

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 94.1%
	Basic Materials: 6.4%
525,000 (1)	ASP Unifrax Holdings, Inc., 5.250%, 09/30/2028	$488,371	0.1
1,375,000 (1)(2)	ASP Unifrax Holdings, Inc., 7.500%, 09/30/2029	1,225,443	0.2
1,325,000 (1)(2)	Cleveland-Cliffs, Inc., 4.625%, 03/01/2029	1,309,550	0.2
1,000,000 (1)(2)	Cleveland-Cliffs, Inc., 4.875%, 03/01/2031	990,890	0.2
1,750,000 (1)(2)	Coeur Mining, Inc., 5.125%, 02/15/2029	1,522,675	0.2
1,300,000 (1)	Compass Minerals International, Inc., 6.750%, 12/01/2027	1,317,979	0.2
1,750,000 (1)(2)	Consolidated Energy Finance S.A., 5.625%, 10/15/2028	1,622,206	0.3
1,500,000 (1)(2)	Constellium SE, 5.625%, 06/15/2028	1,508,182	0.2
1,800,000 (1)(2)	Diamond BC BV, 4.625%, 10/01/2029	1,618,938	0.3
1,500,000 (1)	First Quantum Minerals Ltd., 6.875%, 10/15/2027	1,572,825	0.2
2,950,000 (1)(2)	Hudbay Minerals, Inc., 4.500%, 04/01/2026	2,871,810	0.4
1,850,000 (1)	Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.000%, 07/01/2028	1,875,437	0.3
2,275,000 (1)	INEOS Quattro Finance 2 Plc, 3.375%, 01/15/2026	2,120,982	0.3
2,175,000 (1)(3)	Iris Holdings, Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750%), 02/15/2026	2,177,730	0.3
2,000,000 (1)(2)	LSF11 A5 Holdco LLC, 6.625%, 10/15/2029	1,863,150	0.3
1,850,000 (1)(2)	Novelis Corp., 3.875%, 08/15/2031	1,695,146	0.3
475,000 (1)	Novelis Corp., 4.750%, 01/30/2030	462,047	0.1
1,650,000 (1)	Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030	1,628,930	0.3
2,050,000 (2)	Olin Corp., 5.000%, 02/01/2030	2,033,815	0.3
975,000	Olin Corp., 5.125%, 09/15/2027	973,138	0.2
1,750,000 (1)(2)	PMHC II, Inc., 9.000%, 02/15/2030	1,542,258	0.2
2,325,000 (1)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	2,199,915	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials (continued)
2,125,000 (1)	Taseko Mines Ltd., 7.000%, 02/15/2026	$2,191,141	0.3
1,690,000 (1)(2)	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.125%, 04/01/2029	1,562,642	0.2
2,075,000 (1)(2)	Tronox, Inc., 4.625%, 03/15/2029	1,945,219	0.3
1,375,000 (1)(2)	Venator Finance Sarl / Venator Materials LLC, 5.750%, 07/15/2025	1,107,019	0.2
		41,427,438	6.4
	Communications: 15.7%
1,750,000 (1)	Acuris Finance US, Inc. / Acuris Finance SARL, 5.000%, 05/01/2028	1,611,557	0.2
2,500,000 (1)(2)	Altice France Holding SA, 6.000%, 02/15/2028	2,161,212	0.3
2,350,000 (1)	Altice France SA/France, 5.500%, 10/15/2029	2,111,804	0.3
1,500,000 (1)	Altice France SA/France, 8.125%, 02/01/2027	1,548,285	0.2
2,025,000 (2)	AMC Networks, Inc., 4.250%, 02/15/2029	1,892,362	0.3
2,250,000 (1)(2)	Audacy Capital Corp., 6.500%, 05/01/2027	2,115,517	0.3
2,225,000 (1)	Beasley Mezzanine Holdings LLC, 8.625%, 02/01/2026	2,116,286	0.3
1,990,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.250%, 01/15/2034	1,731,300	0.3
2,740,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/2032	2,510,114	0.4
1,450,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	1,437,544	0.2
2,390,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	2,396,692	0.4
1,300,000 (1)(2)	Clear Channel Outdoor Holdings, Inc., 7.500%, 06/01/2029	1,298,739	0.2
1,125,000 (1)(2)	Clear Channel Outdoor Holdings, Inc., 7.750%, 04/15/2028	1,132,161	0.2
750,000 (1)(2)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	711,217	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
475,000 (1)(2)	CommScope Technologies LLC, 5.000%, 03/15/2027	$413,563	0.1
925,000 (1)(2)	CommScope, Inc., 4.750%, 09/01/2029	853,201	0.1
1,850,000 (1)(2)	CommScope, Inc., 7.125%, 07/01/2028	1,673,325	0.3
2,800,000 (1)	Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026	2,852,346	0.4
2,225,000 (1)(2)	CSC Holdings LLC, 4.625%, 12/01/2030	1,863,816	0.3
815,000 (2)	CSC Holdings LLC, 5.250%, 06/01/2024	817,445	0.1
4,000,000 (1)	CSC Holdings LLC, 5.750%, 01/15/2030	3,566,900	0.5
575,000 (1)	CSC Holdings LLC, 7.500%, 04/01/2028	566,007	0.1
3,225,000 (1)	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.875%, 08/15/2027	3,176,867	0.5
2,350,000	DISH DBS Corp., 5.125%, 06/01/2029	2,004,315	0.3
700,000 (1)	DISH DBS Corp., 5.250%, 12/01/2026	668,062	0.1
1,025,000 (1)	DISH DBS Corp., 5.750%, 12/01/2028	971,828	0.1
1,175,000 (2)	DISH DBS Corp., 7.375%, 07/01/2028	1,114,634	0.2
1,535,000	Embarq Corp., 7.995%, 06/01/2036	1,481,521	0.2
400,000 (1)	Frontier Communications Holdings LLC, 5.000%, 05/01/2028	384,490	0.1
600,000 (1)(2)	Frontier Communications Holdings LLC, 6.000%, 01/15/2030	555,801	0.1
1,190,000 (1)(2)	Frontier Communications Holdings LLC, 6.750%, 05/01/2029	1,144,042	0.2
1,900,000 (1)	GCI LLC, 4.750%, 10/15/2028	1,858,504	0.3
2,225,000 (1)(2)	Gray Escrow II, Inc., 5.375%, 11/15/2031	2,130,438	0.3
2,250,000 (2)	Hughes Satellite Systems Corp., 6.625%, 08/01/2026	2,336,355	0.4
725,000 (1)(2)	iHeartCommunications, Inc., 5.250%, 08/15/2027	718,127	0.1
2,425,000 (2)	iHeartCommunications, Inc., 8.375%, 05/01/2027	2,510,360	0.4
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
1,800,000 (1)	ION Trading Technologies Sarl, 5.750%, 05/15/2028	$1,740,222	0.3
1,175,000 (1)(2)	LCPR Senior Secured Financing DAC, 5.125%, 07/15/2029	1,124,123	0.2
1,975,000 (1)	LCPR Senior Secured Financing DAC, 6.750%, 10/15/2027	2,031,564	0.3
540,000	Lumen Technologies, Inc., 5.625%, 04/01/2025	544,801	0.1
1,950,000 (1)(2)	McGraw-Hill Education, Inc., 8.000%, 08/01/2029	1,846,952	0.3
510,000 (1)	Millennium Escrow Corp., 6.625%, 08/01/2026	485,046	0.1
1,550,000	Netflix, Inc., 5.875%, 11/15/2028	1,712,440	0.3
1,275,000 (4)	Paramount Global, 6.250%, 02/28/2057	1,287,782	0.2
2,575,000 (1)(2)	Radiate Holdco LLC / Radiate Finance, Inc., 6.500%, 09/15/2028	2,439,813	0.4
300,000 (1)	Scripps Escrow II, Inc., 3.875%, 01/15/2029	279,161	0.0
600,000 (1)(2)	Scripps Escrow II, Inc., 5.375%, 01/15/2031	575,328	0.1
1,950,000 (1)(2)	Scripps Escrow, Inc., 5.875%, 07/15/2027	1,954,290	0.3
825,000 (1)(2)	Sinclair Television Group, Inc., 4.125%, 12/01/2030	737,138	0.1
1,125,000 (1)(2)	Sinclair Television Group, Inc., 5.500%, 03/01/2030	975,803	0.1
1,380,000 (1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	1,379,048	0.2
2,050,000 (1)	Spanish Broadcasting System, Inc., 9.750%, 03/01/2026	2,062,751	0.3
3,350,000	Sprint Corp., 7.125%, 06/15/2024	3,597,230	0.6
940,000	Sprint Corp., 7.625%, 03/01/2026	1,062,021	0.2
1,875,000 (1)	Stagwell Global LLC, 5.625%, 08/15/2029	1,771,313	0.3
1,000,000	Telecom Italia Capital SA, 6.000%, 09/30/2034	941,920	0.1
1,150,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	1,101,125	0.2
725,000 (1)(2)	Univision Communications, Inc., 4.500%, 05/01/2029	691,070	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
3,025,000 (1)	Univision Communications, Inc., 6.625%, 06/01/2027	$3,172,212	0.5
1,475,000 (1)	Urban One, Inc., 7.375%, 02/01/2028	1,482,795	0.2
1,725,000 (1)(2)	ViaSat, Inc., 5.625%, 09/15/2025	1,687,628	0.3
400,000 (1)	ViaSat, Inc., 5.625%, 04/15/2027	394,726	0.1
775,000 (1)(2)	ViaSat, Inc., 6.500%, 07/15/2028	744,980	0.1
1,525,000 (1)	Viavi Solutions, Inc., 3.750%, 10/01/2029	1,433,062	0.2
2,850,000 (1)(2)	Virgin Media Vendor Financing Notes IV DAC, 5.000%, 07/15/2028	2,741,429	0.4
1,700,000 (1)	Vmed O2 UK Financing I PLC, 4.750%, 07/15/2031	1,604,792	0.2
		102,039,302	15.7
	Consumer, Cyclical: 22.2%
1,535,000 (1)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	1,386,704	0.2
2,175,000 (1)(2)	Academy Ltd., 6.000%, 11/15/2027	2,229,375	0.3
2,025,000 (1)	Adams Homes, Inc., 7.500%, 02/15/2025	2,026,934	0.3
2,325,000 (1)(2)	Adient Global Holdings Ltd., 4.875%, 08/15/2026	2,216,783	0.3
2,600,000 (1)	Affinity Gaming, 6.875%, 12/15/2027	2,533,583	0.4
525,000 (1)(2)	Allison Transmission, Inc., 3.750%, 01/30/2031	477,041	0.1
1,900,000 (1)(2)	Allison Transmission, Inc., 5.875%, 06/01/2029	1,941,059	0.3
1,144,549	American Airlines 2015-2 Class A Pass Through Trust, 4.000%, 03/22/2029	1,057,530	0.2
3,500,000 (1)(2)	American Airlines Group, Inc., 3.750%, 03/01/2025	3,197,127	0.5
2,925,000 (1)	American Airlines, Inc./ AAdvantage Loyalty IP Ltd., 5.750%, 04/20/2029	2,918,053	0.4
1,950,000 (1)	Arko Corp., 5.125%, 11/15/2029	1,778,098	0.3
1,075,000	Asbury Automotive Group, Inc., 4.500%, 03/01/2028	1,034,902	0.2
425,000 (1)(2)	Asbury Automotive Group, Inc., 4.625%, 11/15/2029	396,304	0.1
1,025,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	968,676	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
2,150,000	Bath & Body Works, Inc., 6.750%, 07/01/2036	$2,193,957	0.3
308,000 (1)	Bath & Body Works, Inc., 9.375%, 07/01/2025	351,921	0.1
425,000 (1)(3)	BCPE Ulysses Intermediate, Inc., 7.750% (PIK Rate 8.500%, Cash Rate 7.750%), 04/01/2027	386,180	0.1
2,275,000 (1)(2)	Caesars Entertainment, Inc., 4.625%, 10/15/2029	2,129,969	0.3
1,575,000 (1)	Caesars Entertainment, Inc., 6.250%, 07/01/2025	1,628,109	0.2
775,000 (1)(2)	Carnival Corp., 6.000%, 05/01/2029	731,344	0.1
2,350,000 (1)(2)	Carnival Corp., 7.625%, 03/01/2026	2,368,095	0.4
800,000 (1)	Carnival Corp., 9.875%, 08/01/2027	885,576	0.1
1,825,000 (1)	CCM Merger, Inc., 6.375%, 05/01/2026	1,845,467	0.3
1,475,000 (1)(2)	Century Communities, Inc., 3.875%, 08/15/2029	1,325,502	0.2
1,575,000 (1)	Cinemark USA, Inc., 8.750%, 05/01/2025	1,649,805	0.3
1,425,000 (1)(2)	CROCS INC COMPANY GUAR 144A 08/31 4.125, 4.125%, 08/15/2031	1,206,711	0.2
455,000 (2)	Delta Air Lines, Inc., 7.375%, 01/15/2026	494,630	0.1
2,715,000 (1)(2)	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 6.750%, 01/15/2030	2,501,153	0.4
1,450,000 (1)(2)	Foot Locker, Inc., 4.000%, 10/01/2029	1,271,592	0.2
2,165,000	Ford Motor Credit Co. LLC, 2.700%, 08/10/2026	2,016,178	0.3
300,000	Ford Motor Credit Co. LLC, 3.625%, 06/17/2031	271,503	0.0
1,570,000 (2)	Ford Motor Credit Co. LLC, 4.125%, 08/17/2027	1,536,543	0.2
1,760,000	Ford Motor Credit Co. LLC, 4.542%, 08/01/2026	1,760,352	0.3
1,430,000	Ford Motor Credit Co. LLC, 5.113%, 05/03/2029	1,441,011	0.2
1,850,000	Ford Motor Credit Co. LLC, 5.584%, 03/18/2024	1,904,778	0.3
1,875,000 (1)(2)	Foundation Building Materials, Inc., 6.000%, 03/01/2029	1,691,137	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
1,700,000 (1)(2)	Gap, Inc./The, 3.875%, 10/01/2031	$1,484,185	0.2
1,150,000 (1)	Golden Entertainment, Inc., 7.625%, 04/15/2026	1,198,904	0.2
1,775,000 (1)	Installed Building Products, Inc., 5.750%, 02/01/2028	1,733,820	0.3
2,125,000 (1)	Interface, Inc., 5.500%, 12/01/2028	2,067,657	0.3
1,825,000 (1)(2)	LBM Acquisition LLC, 6.250%, 01/15/2029	1,711,677	0.3
2,150,000 (1)(2)	LCM Investments Holdings II LLC, 4.875%, 05/01/2029	2,033,298	0.3
1,685,000 (1)	LGI Homes, Inc, 4.000%, 07/15/2029	1,481,191	0.2
510,000 (1)	Lindblad Expeditions LLC, 6.750%, 02/15/2027	511,918	0.1
2,075,000 (1)	Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029	2,002,437	0.3
550,000 (2)	M/I Homes, Inc., 3.950%, 02/15/2030	484,974	0.1
1,450,000	M/I Homes, Inc., 4.950%, 02/01/2028	1,369,561	0.2
680,000	Macy’s Retail Holdings LLC, 4.500%, 12/15/2034	581,046	0.1
350,000 (1)(2)	Macy’s Retail Holdings LLC, 5.875%, 03/15/2030	345,684	0.1
1,150,000 (1)	Macy’s Retail Holdings LLC, 6.125%, 03/15/2032	1,137,154	0.2
1,000,000	Mattel, Inc., 5.450%, 11/01/2041	1,066,640	0.2
1,625,000 (1)(2)	Melco Resorts Finance Ltd., 5.375%, 12/04/2029	1,385,312	0.2
750,000	Meritage Homes Corp., 5.125%, 06/06/2027	759,000	0.1
2,175,000 (1)	Meritor, Inc., 4.500%, 12/15/2028	2,184,570	0.3
500,000 (2)	MGM Resorts International, 5.500%, 04/15/2027	505,862	0.1
475,000	MGM Resorts International, 6.000%, 03/15/2023	486,336	0.1
1,800,000 (1)	Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp., 4.875%, 05/01/2029	1,663,002	0.3
1,400,000	Murphy Oil USA, Inc., 4.750%, 09/15/2029	1,391,155	0.2
350,000	Murphy Oil USA, Inc., 5.625%, 05/01/2027	356,260	0.1
1,470,000 (1)(2)	NCL Corp. Ltd., 7.750%, 02/15/2029	1,485,619	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
1,200,000 (1)	NCL Finance Ltd., 6.125%, 03/15/2028	$1,115,250	0.2
1,450,000 (1)(2)	Penn National Gaming, Inc., 4.125%, 07/01/2029	1,299,635	0.2
1,150,000 (1)(2)	Penn National Gaming, Inc., 5.625%, 01/15/2027	1,141,795	0.2
2,925,000 (1)(2)	PetSmart, Inc. / PetSmart Finance Corp., 7.750%, 02/15/2029	3,023,631	0.5
1,400,000 (1)	Picasso Finance Sub, Inc., 6.125%, 06/15/2025	1,425,179	0.2
2,225,000 (1)(2)	Real Hero Merger Sub 2, Inc., 6.250%, 02/01/2029	2,031,670	0.3
3,825,000 (1)(2)	Royal Caribbean Cruises Ltd., 5.375%, 07/15/2027	3,680,625	0.6
425,000 (1)	Royal Caribbean Cruises Ltd., 9.125%, 06/15/2023	443,026	0.1
975,000 (1)	Royal Caribbean Cruises Ltd., 11.500%, 06/01/2025	1,072,422	0.2
2,000,000 (1)(2)	Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.625%, 03/01/2030	1,974,000	0.3
1,550,000 (1)	Scientific Games International, Inc., 7.000%, 05/15/2028	1,609,287	0.2
675,000 (1)	Scientific Games International, Inc., 8.250%, 03/15/2026	702,844	0.1
625,000 (1)	Scientific Games International, Inc., 8.625%, 07/01/2025	658,125	0.1
1,750,000 (1)	Shea Homes L.P. / Shea Homes Funding Corp., 4.750%, 04/01/2029	1,639,750	0.2
2,150,000 (1)	Sizzling Platter LLC / Sizzling Platter Finance Corp., 8.500%, 11/28/2025	1,991,695	0.3
2,125,000 (1)(2)	Sonic Automotive, Inc., 4.625%, 11/15/2029	1,915,167	0.3
2,550,000 (1)	Specialty Building Products Holdings LLC / SBP Finance Corp., 6.375%, 09/30/2026	2,596,793	0.4
700,000 (1)	SRS Distribution, Inc., 6.000%, 12/01/2029	648,882	0.1
1,700,000 (1)	SRS Distribution, Inc., 6.125%, 07/01/2029	1,570,315	0.2
3,100,000 (1)(2)	Staples, Inc., 10.750%, 04/15/2027	2,762,209	0.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
2,375,000 (1)(2)	Station Casinos LLC, 4.500%, 02/15/2028	$2,256,749	0.3
2,025,000 (1)	STL Holding Co. LLC, 7.500%, 02/15/2026	2,045,250	0.3
1,625,000 (1)(2)	Taylor Morrison Communities, Inc., 5.125%, 08/01/2030	1,590,818	0.2
1,675,000 (1)	Tempur Sealy International, Inc., 3.875%, 10/15/2031	1,438,792	0.2
1,600,000 (2)	United Airlines Holdings, Inc., 4.875%, 01/15/2025	1,595,400	0.2
600,000 (1)	United Airlines, Inc., 4.375%, 04/15/2026	591,000	0.1
1,550,000 (1)	United Airlines, Inc., 4.625%, 04/15/2029	1,475,949	0.2
1,675,000 (1)	Univar Solutions USA, Inc./Washington, 5.125%, 12/01/2027	1,676,591	0.3
2,425,000 (1)	Victoria’s Secret & Co., 4.625%, 07/15/2029	2,187,047	0.3
2,550,000 (1)(2)	Viking Cruises Ltd., 5.875%, 09/15/2027	2,329,196	0.4
840,000 (1)	Viking Cruises Ltd., 13.000%, 05/15/2025	934,933	0.1
2,075,000 (1)(2)	Wheel Pros, Inc., 6.500%, 05/15/2029	1,822,224	0.3
1,700,000 (1)(2)	White Cap Buyer LLC, 6.875%, 10/15/2028	1,612,952	0.2
775,000 (1)(2)(3)	White Cap Parent LLC, 8.250% (PIK Rate 9.000%, Cash Rate 8.250%), 03/15/2026	762,356	0.1
1,375,000 (1)	William Carter Co/The, 5.625%, 03/15/2027	1,397,028	0.2
775,000 (1)	Williams Scotsman International, Inc., 4.625%, 08/15/2028	756,509	0.1
1,975,000 (1)(2)	Wolverine World Wide, Inc., 4.000%, 08/15/2029	1,756,368	0.3
		144,712,406	22.2
	Consumer, Non-cyclical: 14.6%
1,825,000 (1)	Acadia Healthcare Co., Inc., 5.500%, 07/01/2028	1,836,406	0.3
1,850,000 (1)(2)	ACCO Brands Corp., 4.250%, 03/15/2029	1,711,712	0.3
2,300,000 (1)(2)	ADT Security Corp./The, 4.125%, 08/01/2029	2,139,115	0.3
1,425,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	1,287,772	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
675,000 (1)(2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.875%, 02/15/2030	$658,547	0.1
1,600,000 (1)(2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	1,597,520	0.2
900,000 (1)(2)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.000%, 06/01/2029	795,150	0.1
900,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	911,880	0.1
2,525,000 (1)(2)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	2,612,870	0.4
2,150,000 (1)	Alta Equipment Group, Inc., 5.625%, 04/15/2026	2,046,983	0.3
1,500,000 (1)	AMN Healthcare, Inc., 4.625%, 10/01/2027	1,461,307	0.2
1,025,000 (1)	APi Escrow Corp., 4.750%, 10/15/2029	953,906	0.1
700,000 (1)	APi Group DE, Inc., 4.125%, 07/15/2029	646,415	0.1
2,625,000 (1)(2)	Bausch Health Americas, Inc., 8.500%, 01/31/2027	2,620,538	0.4
525,000 (1)	Bausch Health Cos, Inc., 4.875%, 06/01/2028	503,399	0.1
1,975,000 (1)(2)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	1,554,611	0.2
1,200,000 (1)	Bausch Health Cos, Inc., 7.000%, 01/15/2028	1,076,250	0.2
1,625,000 (1)	BellRing Brands, Inc., 7.000%, 03/15/2030	1,661,562	0.3
900,000 (1)(2)	Catalent Pharma Solutions, Inc., 5.000%, 07/15/2027	911,637	0.1
575,000	Centene Corp., 2.625%, 08/01/2031	512,681	0.1
2,130,000	Centene Corp., 4.625%, 12/15/2029	2,150,959	0.3
1,975,000 (1)	Cheplapharm Arzneimittel GmbH, 5.500%, 01/15/2028	1,914,654	0.3
525,000 (1)	Chobani LLC / Chobani Finance Corp., Inc., 4.625%, 11/15/2028	485,292	0.1
1,550,000 (1)(2)	Chobani LLC / Chobani Finance Corp., Inc., 7.500%, 04/15/2025	1,501,113	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
775,000 (1)	CHS/Community Health Systems, Inc., 4.750%, 02/15/2031	$733,452	0.1
500,000 (1)(2)	CHS/Community Health Systems, Inc., 5.250%, 05/15/2030	480,625	0.1
1,150,000 (1)	CHS/Community Health Systems, Inc., 5.625%, 03/15/2027	1,172,666	0.2
2,525,000 (1)(2)	CHS/Community Health Systems, Inc., 6.875%, 04/15/2029	2,484,297	0.4
2,340,000 (1)	CoreLogic, Inc., 4.500%, 05/01/2028	2,211,078	0.3
2,035,000 (1)	CPI Acquisition, Inc., 8.625%, 03/15/2026	1,983,026	0.3
625,000 (1)	DaVita, Inc., 3.750%, 02/15/2031	547,641	0.1
1,200,000 (1)(2)	DaVita, Inc., 4.625%, 06/01/2030	1,122,240	0.2
429,000 (1)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.000%, 06/30/2028	243,994	0.0
377,000 (1)(2)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 9.500%, 07/31/2027	331,194	0.1
1,425,000 (1)	Graham Holdings Co., 5.750%, 06/01/2026	1,466,225	0.2
3,070,000	HCA, Inc., 5.375%, 02/01/2025	3,198,157	0.5
680,000	HCA, Inc., 5.625%, 09/01/2028	736,260	0.1
1,125,000 (1)(2)	Jazz Securities DAC, 4.375%, 01/15/2029	1,091,357	0.2
1,957,000 (1)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	2,080,614	0.3
1,175,000 (1)	Legacy LifePoint Health LLC, 4.375%, 02/15/2027	1,137,635	0.2
650,000 (1)(2)	LifePoint Health, Inc., 5.375%, 01/15/2029	615,477	0.1
1,500,000 (1)	Mozart Debt Merger Sub, Inc., 3.875%, 04/01/2029	1,389,412	0.2
1,550,000 (1)(2)	Mozart Debt Merger Sub, Inc., 5.250%, 10/01/2029	1,442,973	0.2
1,425,000 (1)(2)	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028	1,289,326	0.2
2,000,000 (1)	NESCO Holdings II, Inc., 5.500%, 04/15/2029	1,967,480	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,450,000	New Albertsons L.P., 7.450%, 08/01/2029	$1,552,921	0.2
1,050,000 (1)(2)	Nielsen Finance LLC / Nielsen Finance Co., 4.750%, 07/15/2031	1,051,013	0.2
1,600,000 (1)	Nielsen Finance LLC / Nielsen Finance Co., 5.875%, 10/01/2030	1,605,672	0.3
1,850,000 (1)(2)	Organon & Co. / Organon Foreign Debt Co-Issuer BV, 5.125%, 04/30/2031	1,787,748	0.3
900,000 (1)	Owens & Minor, Inc., 6.625%, 04/01/2030	927,396	0.1
1,153,000 (1)(2)	Par Pharmaceutical, Inc., 7.500%, 04/01/2027	1,077,847	0.2
1,825,000 (1)(2)	PECF USS Intermediate Holding III Corp., 8.000%, 11/15/2029	1,764,684	0.3
1,025,000 (1)	Post Holdings, Inc., 4.625%, 04/15/2030	924,653	0.1
2,075,000 (1)(2)	Post Holdings, Inc., 5.625%, 01/15/2028	2,040,119	0.3
2,250,000 (1)(2)	Primo Water Holdings, Inc., 4.375%, 04/30/2029	2,039,389	0.3
2,300,000 (1)(2)	Select Medical Corp., 6.250%, 08/15/2026	2,383,651	0.4
2,325,000 (1)	Simmons Foods, Inc./ Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, 03/01/2029	2,182,710	0.3
825,000 (1)(2)	Spectrum Brands, Inc., 3.875%, 03/15/2031	729,259	0.1
900,000 (1)	Spectrum Brands, Inc., 5.500%, 07/15/2030	865,593	0.1
890,000 (1)	Tenet Healthcare Corp., 4.250%, 06/01/2029	854,453	0.1
2,700,000 (1)(2)	Tenet Healthcare Corp., 6.125%, 10/01/2028	2,746,859	0.4
2,165,000	Tenet Healthcare Corp., 6.750%, 06/15/2023	2,257,489	0.4
2,005,000 (1)(2)	Triton Water Holdings, Inc., 6.250%, 04/01/2029	1,713,593	0.3
2,075,000 (1)(2)	United Natural Foods, Inc., 6.750%, 10/15/2028	2,129,324	0.3
455,000	United Rentals North America, Inc., 3.750%, 01/15/2032	425,086	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,010,000	United Rentals North America, Inc., 4.875%, 01/15/2028	$1,027,069	0.2
315,000	United Rentals North America, Inc., 5.250%, 01/15/2030	325,420	0.1
1,250,000 (1)	Vizient, Inc., 6.250%, 05/15/2027	1,288,969	0.2
		94,978,325	14.6
	Energy: 15.1%
2,685,000 (1)(2)	Aethon United BR L.P. / Aethon United Finance Corp., 8.250%, 02/15/2026	2,790,829	0.4
1,050,000 (1)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.375%, 06/15/2029	1,050,766	0.2
1,350,000 (1)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.750%, 03/01/2027	1,377,027	0.2
1,700,000 (1)(2)	Antero Resources Corp., 5.375%, 03/01/2030	1,738,692	0.3
450,000 (1)(2)	Antero Resources Corp., 7.625%, 02/01/2029	487,289	0.1
1,125,000	Apache Corp., 5.100%, 09/01/2040	1,135,671	0.2
2,150,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	2,123,125	0.3
775,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	784,618	0.1
1,900,000 (1)	Atlantica Sustainable Infrastructure PLC, 4.125%, 06/15/2028	1,834,792	0.3
954,000 (1)	Baytex Energy Corp., 5.625%, 06/01/2024	955,736	0.1
1,580,000 (1)	Baytex Energy Corp., 8.750%, 04/01/2027	1,696,612	0.3
1,625,000 (1)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.625%, 07/15/2026	1,652,576	0.3
775,000 (1)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.625%, 12/15/2025	811,816	0.1
1,695,000	Callon Petroleum Co., 6.125%, 10/01/2024	1,688,890	0.3
1,600,000	Callon Petroleum Co., 6.375%, 07/01/2026	1,592,952	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
2,225,000 (1)(2)	Chesapeake Energy Corp., 6.750%, 04/15/2029	$2,359,857	0.4
750,000 (1)	CNX Midstream Partners L.P., 4.750%, 04/15/2030	703,200	0.1
1,865,000 (1)(2)	Colgate Energy Partners III LLC, 5.875%, 07/01/2029	1,926,023	0.3
2,875,000 (1)	Crescent Energy Finance LLC, 7.250%, 05/01/2026	2,893,055	0.4
2,475,000 (1)(2)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.000%, 02/01/2029	2,470,867	0.4
1,075,000	DCP Midstream Operating L.P., 5.125%, 05/15/2029	1,107,782	0.2
650,000	DCP Midstream Operating L.P., 5.375%, 07/15/2025	671,131	0.1
200,000	DCP Midstream Operating L.P., 5.600%, 04/01/2044	210,576	0.0
1,550,000	DCP Midstream Operating L.P., 5.625%, 07/15/2027	1,628,143	0.2
1,390,000	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	1,392,432	0.2
1,295,000 (1)	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 7.125%, 06/01/2028	1,271,794	0.2
750,000 (1)	DT Midstream, Inc., 4.125%, 06/15/2029	720,217	0.1
1,475,000 (1)(2)	DT Midstream, Inc., 4.375%, 06/15/2031	1,414,835	0.2
2,025,000 (1)	Encino Acquisition Partners Holdings LLC, 8.500%, 05/01/2028	2,087,562	0.3
2,900,000 (2)	EnLink Midstream LLC, 5.375%, 06/01/2029	2,897,738	0.4
1,875,000 (1)	Enviva Partners L.P. / Enviva Partners Finance Corp., 6.500%, 01/15/2026	1,930,866	0.3
650,000	EQM Midstream Partners L.P., 5.500%, 07/15/2028	653,698	0.1
775,000 (1)	EQM Midstream Partners L.P., 6.000%, 07/01/2025	791,817	0.1
1,200,000 (1)	Hess Midstream Operations L.P., 4.250%, 02/15/2030	1,134,360	0.2
1,075,000 (1)(2)	Hess Midstream Operations L.P., 5.125%, 06/15/2028	1,076,397	0.2
975,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 02/01/2029	977,535	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
1,125,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 02/01/2031	$1,132,031	0.2
2,125,000 (1)	Howard Midstream Energy Partners LLC, 6.750%, 01/15/2027	2,084,827	0.3
3,000,000 (1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	2,757,090	0.4
1,350,000 (2)	Murphy Oil Corp., 5.875%, 12/01/2027	1,375,988	0.2
1,800,000	Murphy Oil Corp., 6.375%, 07/15/2028	1,875,087	0.3
1,775,000 (1)(2)	Nabors Industries Ltd., 7.500%, 01/15/2028	1,734,264	0.3
900,000	Nabors Industries, Inc., 5.100%, 09/15/2023	921,816	0.1
750,000 (1)	Nabors Industries, Inc., 7.375%, 05/15/2027	780,330	0.1
1,925,000 (1)	Oasis Petroleum, Inc., 6.375%, 06/01/2026	1,975,599	0.3
3,400,000	Occidental Petroleum Corp., 4.200%, 03/15/2048	3,185,086	0.5
2,450,000	Occidental Petroleum Corp., 5.500%, 12/01/2025	2,582,055	0.4
3,375,000 (2)	Occidental Petroleum Corp., 6.625%, 09/01/2030	3,877,031	0.6
1,675,000	Occidental Petroleum Corp., 8.500%, 07/15/2027	1,984,614	0.3
565,000 (2)	Southwestern Energy Co., 4.750%, 02/01/2032	565,082	0.1
2,175,000	Southwestern Energy Co., 5.375%, 02/01/2029	2,205,167	0.3
525,000 (2)	Southwestern Energy Co., 5.375%, 03/15/2030	534,272	0.1
2,000,000 (1)	Strathcona Resources Ltd., 6.875%, 08/01/2026	2,017,820	0.3
1,850,000 (1)	SunCoke Energy, Inc., 4.875%, 06/30/2029	1,746,400	0.3
625,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 05/15/2029	590,438	0.1
1,575,000 (1)	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 04/30/2030	1,453,410	0.2
825,000 (1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	799,817	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
1,075,000 (1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 7.500%, 10/01/2025	$1,133,932	0.2
1,593,750 (1)	Transocean Poseidon Ltd., 6.875%, 02/01/2027	1,580,355	0.2
2,825,000 (1)	Transocean, Inc., 7.500%, 01/15/2026	2,457,750	0.4
2,475,000 (1)	Weatherford International Ltd., 8.625%, 04/30/2030	2,515,875	0.4
2,325,000	Western Midstream Operating L.P., 5.450%, 04/01/2044	2,361,921	0.4
		98,269,333	15.1
	Financial: 7.4%
1,225,000 (2)	Ally Financial, Inc., 5.750%, 11/20/2025	1,289,249	0.2
1,800,000 (1)	AmWINS Group, Inc., 4.875%, 06/30/2029	1,730,340	0.3
1,750,000 (1)	Aretec Escrow Issuer, Inc., 7.500%, 04/01/2029	1,685,136	0.3
2,100,000 (1)(2)	AssuredPartners, Inc., 5.625%, 01/15/2029	1,936,882	0.3
2,200,000 (1)	BroadStreet Partners, Inc., 5.875%, 04/15/2029	2,056,010	0.3
2,200,000 (1)	Cushman & Wakefield US Borrower LLC, 6.750%, 05/15/2028	2,302,652	0.4
800,000 (1)(2)	Freedom Mortgage Corp., 6.625%, 01/15/2027	743,000	0.1
1,000,000 (1)(2)	Freedom Mortgage Corp., 7.625%, 05/01/2026	956,560	0.1
1,475,000 (1)	Freedom Mortgage Corp., 8.250%, 04/15/2025	1,472,773	0.2
2,050,000 (1)	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.750%, 06/15/2029	1,936,041	0.3
775,000 (1)	LPL Holdings, Inc., 4.000%, 03/15/2029	736,536	0.1
450,000 (1)	LPL Holdings, Inc., 4.375%, 05/15/2031	436,045	0.1
1,475,000 (1)	LPL Holdings, Inc., 4.625%, 11/15/2027	1,451,960	0.2
950,000 (1)	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 4.625%, 06/15/2025	958,517	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,300,000	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/2024	$1,340,430	0.2
875,000 (1)	Midcap Financial Issuer Trust, 5.625%, 01/15/2030	774,878	0.1
1,550,000 (1)	Midcap Financial Issuer Trust, 6.500%, 05/01/2028	1,459,961	0.2
1,465,000	MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	1,491,370	0.2
2,050,000 (1)(2)	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030	1,900,063	0.3
2,125,000 (2)	Navient Corp., 4.875%, 03/15/2028	1,956,992	0.3
1,150,000 (2)	Navient Corp., 5.000%, 03/15/2027	1,097,451	0.2
400,000	Navient Corp., 7.250%, 09/25/2023	416,042	0.1
1,000,000 (2)	OneMain Finance Corp., 4.000%, 09/15/2030	883,890	0.1
2,575,000 (2)	OneMain Finance Corp., 5.375%, 11/15/2029	2,506,145	0.4
1,800,000 (1)	PRA Group, Inc., 5.000%, 10/01/2029	1,709,307	0.3
800,000 (1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 04/15/2030	737,000	0.1
2,085,000 (1)(2)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.750%, 01/15/2029	1,969,157	0.3
1,700,000 (1)(2)	RLJ Lodging Trust L.P., 4.000%, 09/15/2029	1,574,506	0.2
850,000 (1)(2)	Starwood Property Trust, Inc., 4.375%, 01/15/2027	825,643	0.1
2,525,000 (1)(2)	United Wholesale Mortgage LLC, 5.750%, 06/15/2027	2,348,250	0.4
875,000 (1)	Uniti Group L.P. / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030	789,285	0.1
1,425,000 (1)(2)	Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029	1,330,466	0.2
1,750,000 (1)(2)	VistaJet Malta Finance PLC / XO Management Holding, Inc., 6.375%, 02/01/2030	1,648,850	0.3
1,775,000 (1)	XHR L.P., 4.875%, 06/01/2029	1,726,436	0.3
		48,177,823	7.4
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: 8.8%
2,400,000 (1)(3)	ARD Finance SA, 6.500% (PIK Rate 7.250%, Cash Rate 6.500%), 06/30/2027	$2,198,856	0.3
2,125,000 (1)	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026	2,048,149	0.3
1,675,000 (1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	1,650,712	0.3
2,350,000 (1)	Cargo Aircraft Management, Inc., 4.750%, 02/01/2028	2,298,241	0.3
2,550,000 (1)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	2,550,319	0.4
1,370,000 (1)	Clark Equipment Co., 5.875%, 06/01/2025	1,387,543	0.2
2,125,000 (1)(2)	Fortress Transportation and Infrastructure Investors LLC, 5.500%, 05/01/2028	1,934,791	0.3
2,075,000 (1)(2)	GFL Environmental, Inc., 4.000%, 08/01/2028	1,911,231	0.3
1,050,000 (1)(2)	GFL Environmental, Inc., 4.375%, 08/15/2029	971,875	0.1
1,450,000 (1)	Global Infrastructure Solutions, Inc., 5.625%, 06/01/2029	1,399,873	0.2
1,825,000 (1)	GrafTech Finance, Inc., 4.625%, 12/15/2028	1,700,599	0.3
1,925,000 (1)(2)	Graham Packaging Co., Inc., 7.125%, 08/15/2028	1,750,691	0.3
1,725,000 (1)(2)	Granite US Holdings Corp., 11.000%, 10/01/2027	1,821,936	0.3
2,050,000 (1)	II-VI, Inc., 5.000%, 12/15/2029	2,006,796	0.3
2,475,000 (1)	Imola Merger Corp., 4.750%, 05/15/2029	2,386,643	0.4
1,025,000 (1)(3)	Intelligent Packaging Holdco Issuer L.P., 9.000% (PIK Rate 9.750%, Cash Rate 9.000%), 01/15/2026	1,031,750	0.2
2,075,000 (1)	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 09/15/2028	2,049,063	0.3
1,450,000 (1)	Koppers, Inc., 6.000%, 02/15/2025	1,422,762	0.2
950,000 (1)	Maxar Space Robotics LLC, 9.750%, 12/31/2023	1,012,847	0.2
2,300,000 (1)	New Enterprise Stone & Lime Co., Inc., 9.750%, 07/15/2028	2,322,655	0.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
2,300,000 (1)(2)	PGT Innovations, Inc., 4.375%, 10/01/2029	$2,149,051	0.3
1,575,000 (1)(2)	Roller Bearing Co. of America, Inc., 4.375%, 10/15/2029	1,470,656	0.2
1,575,000 (1)	Rolls-Royce PLC, 5.750%, 10/15/2027	1,619,643	0.2
1,825,000 (1)(2)	Sensata Technologies, Inc., 3.750%, 02/15/2031	1,690,963	0.3
1,975,000 (1)	Standard Industries, Inc./NJ, 3.375%, 01/15/2031	1,731,097	0.3
1,075,000 (1)	Standard Industries, Inc./NJ, 4.375%, 07/15/2030	985,990	0.1
1,850,000 (1)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	1,912,789	0.3
1,300,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	1,285,141	0.2
1,225,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	1,247,957	0.2
455,000 (1)(2)	TK Elevator Holdco GmbH, 7.625%, 07/15/2028	451,913	0.1
1,250,000 (2)	TransDigm, Inc., 4.625%, 01/15/2029	1,170,294	0.2
1,075,000	TransDigm, Inc., 5.500%, 11/15/2027	1,068,276	0.2
1,500,000	TransDigm, Inc., 6.375%, 06/15/2026	1,515,450	0.2
1,750,000 (1)	Vertiv Group Corp., 4.125%, 11/15/2028	1,599,150	0.2
1,675,000 (1)	Weekley Homes LLC / Weekley Finance Corp., 4.875%, 09/15/2028	1,546,779	0.2
		57,302,481	8.8
	Technology: 3.0%
1,725,000 (1)	Castle US Holding Corp., 9.500%, 02/15/2028	1,715,952	0.3
2,225,000 (1)(2)	Condor Merger Sub, Inc., 7.375%, 02/15/2030	2,137,391	0.3
1,675,000 (1)	Consensus Cloud Solutions, Inc., 6.500%, 10/15/2028	1,667,605	0.3
925,000 (1)(2)	Minerva Merger Sub, Inc., 6.500%, 02/15/2030	898,526	0.1
2,850,000 (1)(2)	NCR Corp., 5.125%, 04/15/2029	2,743,253	0.4
450,000 (1)	Open Text Corp., 3.875%, 02/15/2028	432,229	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
1,575,000 (1)	Open Text Holdings, Inc., 4.125%, 02/15/2030	$1,496,565	0.2
750,000 (1)(2)	OpenText Corp., 3.875%, 12/01/2029	713,689	0.1
1,925,000 (1)(2)	Playtika Holding Corp., 4.250%, 03/15/2029	1,779,537	0.3
2,100,000 (1)(2)	Rackspace Technology Global, Inc., 5.375%, 12/01/2028	1,825,971	0.3
2,325,000 (1)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 09/01/2025	2,208,518	0.3
2,300,000 (1)	Virtusa Corp., 7.125%, 12/15/2028	2,143,612	0.3
		19,762,848	3.0
	Utilities: 0.9%
325,000 (1)	Clearway Energy Operating LLC, 3.750%, 01/15/2032	299,634	0.1
1,450,000 (1)	Clearway Energy Operating LLC, 4.750%, 03/15/2028	1,458,765	0.2
1,750,000 (1)	Drax Finco PLC, 6.625%, 11/01/2025	1,772,269	0.3
700,000 (1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	704,585	0.1
1,550,000 (1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	1,550,465	0.2
		5,785,718	0.9
	Total Corporate Bonds/Notes (Cost $627,585,373)	612,455,674	94.1
BANK LOANS: 1.5%
	Electronics/Electrical: 1.0%
3,600,000	AP Core Holdings II, LLC High-Yield Term Loan B2, 6.250%, (US0001M + 5.500%), 09/01/2027	3,583,501	0.5
770,000	Banff Merger Sub Inc 2021 USD 2nd Lien Term Loan, 6.000%, (US0001M + 5.500%), 02/27/2026	764,465	0.1
2,550,000	Quest Software US Holdings Inc. 2022 Term Loan, 4.750%, (SOFRRATE + 4.250%), 02/01/2029	2,515,394	0.4
		6,863,360	1.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care: 0.1%
588,791	Bausch Health Companies Inc. 2018 Term Loan B, 3.457%, (US0001M + 3.000%), 06/02/2025	$584,927	0.1

	Technology: 0.4%
2,400,000	Ascend Learning LLC TL B 1L, 6.250%, (US0001M + 5.750%), 11/16/2029	2,374,500	0.4
	Total Bank Loans (Cost $9,829,358)	9,822,787	1.5
CONVERTIBLE BONDS/NOTES: 0.1%
	Communications: 0.1%
625,000	DISH Network Corp., 3.375%, 08/15/2026	563,750	0.1
	Total Convertible Bonds/Notes (Cost $619,800)	563,750	0.1

Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.4%
	Consumer Staples: 0.4%
96,000 (5)	Southeastern Grocers, Inc.	2,256,000	0.4
	Total Common Stock
	(Cost $676,787)	2,256,000	0.4
	Total Long-Term Investments
	(Cost $638,711,318)	625,098,211	96.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 26.4%
	Commercial Paper: 2.1%
3,000,000	AT&T, Inc., 0.650%, 04/12/2022	2,999,360	0.4
3,000,000	Fiserv, Inc., 0.560%, 04/05/2022	2,999,769	0.5
4,000,000	HP, Inc., 0.850%, 04/25/2022	3,997,667	0.6
4,000,000	Lowe’s Cos, Inc., 0.540%, 04/05/2022	3,999,704	0.6
	Total Commercial Paper (Cost $13,995,826)	13,996,500	2.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes: 6.1%
800,000 (6)	ANZ Bank, 0.420%, 08/18/2022	$799,494	0.1
950,000 (6)	Bank of America N.A., 0.410%, 06/22/2022	949,590	0.1
275,000 (6)	Bank of America N.A., 0.420%, 08/16/2022	275,000	0.0
925,000 (6)	Bank of Montreal, 0.410%, 07/25/2022	924,309	0.1
650,000 (6)	Bank of Nova Scotia, 0.440%, 07/18/2022	649,611	0.1
975,000 (6)	Barclays Bank PLC, 0.440%, 07/22/2022	973,900	0.1
600,000 (6)	Barclays Bank PLC, 0.470%, 08/03/2022	599,216	0.1
950,000 (6)	Bayeriche Landesbank of New York, 0.470%, 07/27/2022	949,363	0.1
900,000 (6)	Collateralized Commercial Paper V Co., LLC, 0.490%, 08/25/2022	899,105	0.1
850,000 (6)	Commonwealth Bank of Australia, 0.450%, 09/01/2022	849,241	0.1
975,000 (6)	Cooperatieve Rabobank U.A./New York, 0.410%, 08/03/2022	974,195	0.2
600,000 (6)	Cooperatieve Rabobank U.A./New York, 0.420%, 08/16/2022	599,485	0.1
975,000 (6)	Credit Agricole, 0.390%, 07/21/2022	974,324	0.2
500,000 (6)	Credit Agricole, 0.410%, 08/04/2022	499,647	0.1
975,000 (6)	Credit Industriel et Commercial, 0.440%, 08/08/2022	974,251	0.2
900,000 (6)	Credit Suisse AG, 0.450%, 05/02/2022	899,962	0.1
975,000 (6)	Credit Suisse AG, 0.430%, 07/19/2022	974,428	0.2
525,000 (6)	Landesbank Baden-Wurttemberg, 0.440%, 06/17/2022	524,775	0.1
900,000 (6)	Mitsubishi UFJ Trust and Banking Corp., 0.430%, 07/22/2022	899,427	0.1
950,000 (6)	Mitsubishi UFJ Trust and Banking Corp., 0.460%, 07/26/2022	949,454	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
900,000 (6)	Mizuho Bank Ltd., 0.440%, 07/25/2022	$899,041	0.1
975,000 (6)	Mizuho Bank Ltd., 0.450%, 07/28/2022	973,977	0.1
575,000 (6)	Mizuho Bank Ltd., 0.460%, 08/10/2022	574,360	0.1
975,000 (6)	National Australia Bank Ltd., 0.400%, 08/08/2022	974,146	0.2
975,000 (6)	National Australia Bank Ltd., 0.420%, 08/15/2022	974,189	0.2
975,000 (6)	National Bank of Canada, 0.430%, 08/09/2022	974,206	0.2
975,000 (6)	Natixis SA, 0.440%, 06/17/2022	974,751	0.2
900,000 (6)	Norinchukin Bank of New York, 0.390%, 05/27/2022	899,744	0.1
975,000 (6)	Norinchukin Bank of New York, 0.420%, 06/22/2022	974,622	0.2
875,000 (6)	Royal Bank of Canada, 0.420%, 08/16/2022	874,277	0.1
1,000,000 (6)	Royal Bank of Canada, 0.450%, 08/23/2022	999,244	0.2
800,000 (6)	Sheffield Receivables Company LLC, 0.480%, 07/27/2022	799,392	0.1
975,000 (6)	Skandinaviska Enskilda Banken AB, 0.410%, 07/20/2022	974,438	0.2
975,000 (6)	Societe Generale, 0.430%, 08/08/2022	974,146	0.2
925,000 (6)	Societe Generale, 0.470%, 08/31/2022	924,172	0.1
875,000 (6)	Starbird Funding Corp., 0.450%, 08/23/2022	873,600	0.1
800,000 (6)	Sumitomo Mitsui Trust Bank Ltd., 0.430%, 07/25/2022	799,524	0.1
975,000 (6)	Sumitomo Mitsui Trust Bank Ltd., 0.430%, 07/28/2022	974,392	0.2
375,000 (6)	Sumitomo Mitsui Trust Bank Ltd., 0.440%, 07/29/2022	374,788	0.1
900,000 (6)	Sumitomo Mitsui Trust Bank Ltd., 0.450%, 08/01/2022	899,466	0.1
950,000 (6)	Sumitomo Mitsui Trust Bank Ltd., 0.450%, 08/04/2022	949,409	0.1
700,000 (6)	Sumitomo Mitsui Trust Bank Ltd., 0.450%, 08/08/2022	699,553	0.1
1,000,000 (6)	Svenska Handelsbanken AB, 0.420%, 07/29/2022	999,201	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
950,000 (6)	Toronto-Dominion Bank, 0.430%, 07/25/2022	$949,599	0.1
975,000 (6)	Toronto-Dominion Bank, 0.440%, 08/19/2022	974,318	0.2
1,000,000 (6)	Westpac Banking Corp., 0.410%, 08/02/2022	999,377	0.2
	Total Floating Rate Notes (Cost $39,396,709)	39,396,709	6.1

	Repurchase Agreements: 15.5%
3,009,112 (6)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 03/31/22, 0.28%, due 04/01/22 (Repurchase Amount $3,009,135, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.750%, Market Value plus accrued interest $3,069,294, due 06/01/24-02/20/72)	3,009,112	0.5
3,365,883 (6)	Bethesda Securities LLC, Repurchase Agreement dated 03/31/22, 0.33%, due 04/01/22 (Repurchase Amount $3,365,913, collateralized by various U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $3,466,859, due 04/01/23-03/01/52)	3,365,883	0.5
27,288,855 (6)	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/31/22, 0.29%, due 04/01/22 (Repurchase Amount $27,289,072, collateralized by various U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $27,834,632, due 04/25/22-12/20/71)	27,288,855	4.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
6,974,774 (6)	CF Secured LLC, Repurchase Agreement dated 03/31/22, 0.29%, due 04/01/22 (Repurchase Amount $6,974,829, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $7,114,270, due 04/05/22-03/01/52)	$6,974,774	1.1
13,806,519 (6)	Citadel Securities LLC, Repurchase Agreement dated 03/31/22, 0.33%, due 04/01/22 (Repurchase Amount $13,806,644, collateralized by various U.S. Government Securities, 0.000%-7.625%, Market Value plus accrued interest $14,082,816, due 04/19/22-02/15/52)	13,806,519	2.1
27,503,685 (6)	Daiwa Capital Markets, Repurchase Agreement dated 03/31/22, 0.30%, due 04/01/22 (Repurchase Amount $27,503,911, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $28,053,759, due 04/05/22-04/01/52)	27,503,685	4.2
6,070,784 (6)	Industrial & Comm. Bank of China, Repurchase Agreement dated 03/31/22, 0.28%, due 04/01/22 (Repurchase Amount $6,070,831, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $6,192,200, due 03/23/23-02/28/27)	6,070,784	0.9
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
8,231,935 (6)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 03/31/22, 0.33%, due 04/01/22 (Repurchase Amount $8,232,009, collateralized by various U.S. Government Agency Obligations, 0.550%-8.250%, Market Value plus accrued interest $8,396,651, due 05/01/22-02/20/72)	$8,231,935	1.3
4,449,463 (6)	Stonex Financial Inc., Repurchase Agreement dated 03/31/22, 0.35%, due 04/01/22 (Repurchase Amount $4,449,506, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $4,671,937, due 04/15/22-02/20/72)	4,449,463	0.7
	Total Repurchase Agreements (Cost $100,701,010)	100,701,010	15.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.7%
10,952,000 (6)(7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.230%	10,952,000	1.7
3,805,000 (6)(7)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.250%	3,805,000	0.6
3,043,000 (6)(7)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.230%	3,043,000	0.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2022 (continued)

Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: (continued)
Total Mutual Funds (Cost $17,800,000)	$17,800,000	2.7
Total Short-Term Investments (Cost $171,893,545)	171,894,219	26.4
Total Investments in Securities (Cost $810,604,863)	$796,992,430	122.5
Liabilities in Excess of Other Assets	(146,352,610)	(22.5)
Net Assets	$650,639,820	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(4)
Variable rate security. Rate shown is the rate in effect as of March 31, 2022.

(5)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of March 31, 2022.

Reference Rate Abbreviations:
SOFRRATE	1-day Secured Overnight Financing Rate
US0001M	1-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2022
Asset Table
Investments, at fair value
Common Stock
Consumer Staples	$—	$—	$2,256,000	$2,256,000
Total Common Stock	—	—	2,256,000	2,256,000
Corporate Bonds/Notes	—	612,455,674	—	612,455,674
Convertible Bonds/Notes	—	563,750	—	563,750
Bank Loans	—	9,822,787	—	9,822,787
Short-Term Investments	17,800,000	154,094,219	—	171,894,219
Total Investments, at fair value	$17,800,000	$776,936,430	$2,256,000	$796,992,430

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At March 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $811,842,507.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$10,001,390
Gross Unrealized Depreciation	(24,851,467)
Net Unrealized Depreciation	$(14,850,077)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 39.2%
	Basic Materials: 1.4%
1,700,000 (1)	Alpek SAB de CV, 3.250%, 02/25/2031	$1,552,763	0.0
1,725,000 (1)(2)	Anglo American Capital PLC, 2.250%, 03/17/2028	1,578,603	0.0
1,377,000 (1)	Anglo American Capital PLC, 3.625%, 09/11/2024	1,376,352	0.0
671,000 (1)	Anglo American Capital PLC, 4.875%, 05/14/2025	695,027	0.0
1,846,000 (1)	Anglo American Capital PLC, 5.625%, 04/01/2030	2,037,443	0.0
3,545,000	Celanese US Holdings LLC, 1.400%, 08/05/2026	3,197,735	0.0
4,505,000	Celulosa Arauco y Constitucion SA, 3.875%, 11/02/2027	4,569,895	0.1
3,883,000	Dow Chemical Co., 4.375%, 11/15/2042	4,048,127	0.1
2,092,000	Dow Chemical Co/The, 4.250%, 10/01/2034	2,157,421	0.0
1,810,000	Ecolab, Inc., 2.700%, 12/15/2051	1,554,634	0.0
4,695,000	Ecolab, Inc., 2.750%, 08/18/2055	3,893,768	0.1
9,470,000 (1)(2)	Element Solutions, Inc., 3.875%, 09/01/2028	8,859,848	0.1
5,000,000 (1)	Equate Petrochemical BV, 2.625%, 04/28/2028	4,643,750	0.1
5,795,000	Freeport-McMoRan, Inc., 4.250%, 03/01/2030	5,843,881	0.1
3,000,000 (1)(2)	GC Treasury Center Co. Ltd., 2.980%, 03/18/2031	2,753,316	0.0
3,750,000 (1)(2)	Georgia-Pacific LLC, 0.950%, 05/15/2026	3,426,576	0.0
9,460,000 (1)	Ingevity Corp., 3.875%, 11/01/2028	8,567,591	0.1
4,087,000 (2)	Inversiones CMPC SA, 4.375%, 04/04/2027	4,283,074	0.1
5,352,000	Mosaic Co/The, 5.450%, 11/15/2033	6,170,504	0.1
2,217,000 (2)	Newmont Corp., 2.250%, 10/01/2030	2,028,936	0.0
8,795,000 (1)	Novelis Corp., 4.750%, 01/30/2030	8,555,160	0.1
2,956,000	Nucor Corp., 3.850%, 04/01/2052	2,960,052	0.0
4,630,000 (1)	OCI NV, 4.625%, 10/15/2025	4,669,980	0.1
1,325,000 (1)	OCP SA, 3.750%, 06/23/2031	1,205,591	0.0
3,000,000	PPG Industries, Inc., 1.200%, 03/15/2026	2,781,437	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials (continued)
4,038,000 (2)	Rio Tinto Finance USA Ltd., 2.750%, 11/02/2051	$3,499,686	0.0
2,412,000	RPM International, Inc., 2.950%, 01/15/2032	2,213,928	0.0
1,000,000	Sasol Financing USA LLC, 5.500%, 03/18/2031	935,550	0.0
3,189,000 (2)	Steel Dynamics, Inc., 1.650%, 10/15/2027	2,901,616	0.0
2,139,000	Steel Dynamics, Inc., 2.400%, 06/15/2025	2,070,500	0.0
2,425,000	Suzano Austria GmbH, 3.750%, 01/15/2031	2,287,309	0.0
4,825,000	Suzano Austria GmbH, 6.000%, 01/15/2029	5,217,417	0.1
2,133,000	Teck Resources Ltd., 5.400%, 02/01/2043	2,310,604	0.0
1,499,000	Teck Resources Ltd., 6.000%, 08/15/2040	1,725,652	0.0
7,989,000	Teck Resources Ltd., 6.125%, 10/01/2035	9,456,098	0.1
5,565,000 (1)	Valvoline, Inc., 3.625%, 06/15/2031	4,817,565	0.1
800,000 (1)(2)	Vedanta Resources Finance II PLC, 8.950%, 03/11/2025	779,044	0.0
		131,626,433	1.4
	Communications: 3.2%
1,350,000 (2)	Alibaba Group Holding Ltd., 2.125%, 02/09/2031	1,175,637	0.0
2,550,000	Alibaba Group Holding Ltd., 2.700%, 02/09/2041	1,946,966	0.0
4,500,000	Amazon.com, Inc., 2.875%, 05/12/2041	4,163,496	0.1
2,464,000 (2)	Amazon.com, Inc., 3.100%, 05/12/2051	2,323,878	0.0
9,485,000 (1)(2)	ANGI Group LLC, 3.875%, 08/15/2028	8,052,480	0.1
3,110,000	AT&T, Inc., 2.550%, 12/01/2033	2,769,268	0.0
7,317,000 (2)	AT&T, Inc., 3.100%, 02/01/2043	6,335,496	0.1
4,990,000	AT&T, Inc., 3.300%, 02/01/2052	4,293,081	0.1
1,750,000	AT&T, Inc., 3.500%, 06/01/2041	1,615,801	0.0
6,715,000	AT&T, Inc., 3.550%, 09/15/2055	5,945,383	0.1
9,727,000	AT&T, Inc., 3.650%, 09/15/2059	8,563,727	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
3,058,000 (2)	AT&T, Inc., 3.800%, 12/01/2057	$2,802,102	0.0
2,219,000	AT&T, Inc., 4.500%, 05/15/2035	2,355,740	0.0
2,314,000 (2)	Charter Communications Operating LLC / Charter Communications Operating Capital, 2.250%, 01/15/2029	2,085,364	0.0
3,235,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.500%, 03/01/2042	2,683,684	0.0
4,515,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.850%, 04/01/2061	3,644,073	0.0
2,520,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.900%, 06/01/2052	2,132,921	0.0
4,725,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	4,742,663	0.1
3,860,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.800%, 03/01/2050	3,678,242	0.0
5,882,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/2025	6,105,389	0.1
5,000,000 (2)	Comcast Corp., 2.650%, 02/01/2030	4,806,042	0.1
4,178,000 (1)	Comcast Corp., 2.887%, 11/01/2051	3,539,716	0.0
3,288,000	Comcast Corp., 3.900%, 03/01/2038	3,397,672	0.0
1,750,000	Comcast Corp., 3.999%, 11/01/2049	1,772,692	0.0
4,440,000	Comcast Corp., 4.000%, 03/01/2048	4,573,402	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
5,625,000 (1)(2)	CommScope Technologies LLC, 5.000%, 03/15/2027	$4,897,462	0.1
1,690,000	Corning, Inc., 5.450%, 11/15/2079	1,877,046	0.0
9,000,000 (1)	CSC Holdings LLC, 5.750%, 01/15/2030	8,025,525	0.1
6,310,000	Discovery Communications LLC, 4.000%, 09/15/2055	5,467,374	0.1
4,750,000	Discovery Communications LLC, 5.300%, 05/15/2049	4,987,183	0.1
4,655,000	DISH DBS Corp., 5.125%, 06/01/2029	3,970,250	0.1
4,420,000 (1)	GCI LLC, 4.750%, 10/15/2028	4,323,467	0.1
8,700,000 (1)(2)	Gray Television, Inc., 7.000%, 05/15/2027	9,018,290	0.1
2,000,000 (1)(2)	Millicom International Cellular SA, 4.500%, 04/27/2031	1,865,160	0.0
2,160,000 (1)	NBN Co. Ltd., 1.450%, 05/05/2026	2,001,259	0.0
4,080,000 (1)	NBN Co. Ltd., 1.625%, 01/08/2027	3,748,997	0.0
3,125,000 (1)(3)	Network i2i Ltd., 3.975%, 12/31/2199	2,903,297	0.0
2,375,000 (1)	Ooredoo International Finance Ltd., 2.625%, 04/08/2031	2,233,134	0.0
5,140,000 (1)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	4,675,370	0.1
8,700,000 (1)(2)	Sirius XM Radio, Inc., 5.500%, 07/01/2029	8,846,160	0.1
4,020,000	Sprint Nextel Corp., 6.875%, 11/15/2028	4,665,250	0.1
5,690,000	Telecom Italia Capital SA, 7.721%, 06/04/2038	5,814,668	0.1
4,400,000 (1)	Tencent Holdings Ltd., 2.390%, 06/03/2030	3,917,116	0.0
900,000 (1)(2)	Tencent Holdings Ltd., 2.880%, 04/22/2031	822,964	0.0
3,420,000 (1)	Tencent Holdings Ltd., 2.985%, 01/19/2023	3,419,605	0.0
1,350,000 (1)	Tencent Holdings Ltd., 3.680%, 04/22/2041	1,196,196	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
2,350,000	Time Warner Cable LLC, 5.500%, 09/01/2041	$2,445,543	0.0
2,829,000	Time Warner Cable LLC, 5.875%, 11/15/2040	3,047,592	0.0
2,569,000 (2)	T-Mobile USA, Inc., 2.050%, 02/15/2028	2,351,035	0.0
2,033,000	T-Mobile USA, Inc., 3.300%, 02/15/2051	1,716,801	0.0
2,981,000 (1)	T-Mobile USA, Inc., 3.600%, 11/15/2060	2,571,551	0.0
4,084,000	T-Mobile USA, Inc., 3.750%, 04/15/2027	4,114,712	0.1
10,865,000	T-Mobile USA, Inc., 3.875%, 04/15/2030	10,922,174	0.1
1,048,000	T-Mobile USA, Inc., 4.375%, 04/15/2040	1,055,577	0.0
5,080,000	Verizon Communications, Inc., 2.100%, 03/22/2028	4,744,978	0.1
18,523,000 (1)	Verizon Communications, Inc., 2.355%, 03/15/2032	16,761,456	0.2
1,518,000	Verizon Communications, Inc., 2.987%, 10/30/2056	1,254,923	0.0
2,312,000	Verizon Communications, Inc., 3.400%, 03/22/2041	2,173,501	0.0
11,195,000	Verizon Communications, Inc., 3.700%, 03/22/2061	10,430,146	0.1
3,610,000	Verizon Communications, Inc., 3.850%, 11/01/2042	3,617,504	0.0
1,159,000	Verizon Communications, Inc., 4.000%, 03/22/2050	1,181,146	0.0
2,816,000	Verizon Communications, Inc., 4.500%, 08/10/2033	3,028,824	0.0
6,432,000	Verizon Communications, Inc., 4.812%, 03/15/2039	7,298,036	0.1
8,990,000 (1)(2)	ViaSat, Inc., 5.625%, 04/15/2027	8,871,467	0.1
9,400,000 (1)	Vmed O2 UK Financing I PLC, 4.750%, 07/15/2031	8,873,553	0.1
7,365,000	Vodafone Group PLC, 4.375%, 02/19/2043	7,412,438	0.1
2,548,000	Vodafone Group PLC, 5.125%, 06/19/2059	2,840,865	0.0
1,093,000	Walt Disney Co/The, 2.000%, 09/01/2029	1,011,756	0.0
9,400,000 (1)(2)	Zayo Group Holdings, Inc., 4.000%, 03/01/2027	8,666,988	0.1
		300,573,254	3.2
	Consumer, Cyclical: 3.1%
9,460,000 (1)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	8,546,069	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
3,908,227 (1)	Alaska Airlines 2020-1 Class A Pass Through Trust, 4.800%, 02/15/2029	$4,004,832	0.0
10,785,000 (1)	Allison Transmission, Inc., 3.750%, 01/30/2031	9,799,790	0.1
8,563,002	American Airlines 2015-2 Class A Pass Through Trust, 4.000%, 03/22/2029	7,911,961	0.1
480,293	American Airlines 2015-2 Class AA Pass Through Trust, 3.600%, 03/22/2029	467,863	0.0
5,396,342	American Airlines 2016-1 Class A Pass Through Trust, 4.100%, 07/15/2029	4,973,848	0.1
876,882	American Airlines 2016-2 Class A Pass Through Trust, 3.650%, 12/15/2029	778,171	0.0
3,931,059	American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/2029	3,740,243	0.0
2,515,624 (2)	American Airlines 2016-3 Class A Pass Through Trust, 3.250%, 04/15/2030	2,258,885	0.0
1,149,885	American Airlines 2017-1 Class A Pass Through Trust, 4.000%, 08/15/2030	1,061,918	0.0
2,354,709	American Airlines 2017-2 Class A Pass Through Trust, 3.600%, 04/15/2031	2,177,455	0.0
570,643	American Airlines 2017-2 Class AA Pass Through Trust, 3.350%, 04/15/2031	548,409	0.0
4,900,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	4,630,745	0.1
10,000,000	Bath & Body Works, Inc., 6.750%, 07/01/2036	10,204,450	0.1
1,416,309 (1)	British Airways 2020-1 Class A Pass Through Trust, 4.250%, 05/15/2034	1,419,562	0.0
8,250,000 (1)(2)	CK Hutchison International 21 Ltd., 2.500%, 04/15/2031	7,615,939	0.1
276,549	Continental Airlines 2012-2 Class A Pass Through Trust, 4.000%, 04/29/2026	276,116	0.0
4,640,000 (1)	Daimler Finance North America LLC, 2.125%, 03/10/2025	4,483,171	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
5,000,000 (1)	Daimler Finance North America LLC, 2.550%, 08/15/2022	$5,018,267	0.1
2,895,000 (2)	Dana, Inc., 5.375%, 11/15/2027	2,880,742	0.0
6,165,000	Dana, Inc., 5.625%, 06/15/2028	6,237,346	0.1
1,274,476	Delta Air Lines 2015-1 Class AA Pass Through Trust, 3.625%, 01/30/2029	1,264,434	0.0
4,433,824	Delta Air Lines 2020-1 Class A Pass Through Trust, 2.500%, 12/10/2029	4,120,176	0.1
2,975,000 (1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.500%, 10/20/2025	2,994,625	0.0
4,762,884 (1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	4,807,672	0.1
1,920,000 (1)	Falabella SA, 3.375%, 01/15/2032	1,794,346	0.0
1,650,000	Falabella SA, 3.750%, 10/30/2027	1,659,455	0.0
1,900,000	Ford Motor Credit Co. LLC, 4.000%, 11/13/2030	1,792,251	0.0
3,720,000	Ford Motor Credit Co. LLC, 5.113%, 05/03/2029	3,748,644	0.0
9,750,000 (1)(2)	Gap, Inc./The, 3.875%, 10/01/2031	8,512,237	0.1
4,946,000	General Motors Co., 5.400%, 04/01/2048	5,219,557	0.1
2,333,000	General Motors Co., 6.125%, 10/01/2025	2,506,717	0.0
5,150,000 (2)	General Motors Financial Co., Inc., 2.350%, 02/26/2027	4,811,181	0.1
3,665,000	General Motors Financial Co., Inc., 4.150%, 06/19/2023	3,720,516	0.0
1,732,000	General Motors Financial Co., Inc., 4.350%, 01/17/2027	1,764,007	0.0
1,000,000 (1)	Genm Capital Labuan Ltd., 3.882%, 04/19/2031	872,702	0.0
9,550,000 (1)	H&E Equipment Services, Inc., 3.875%, 12/15/2028	8,965,015	0.1
10,905,000 (1)	Harley-Davidson Financial Services, Inc., 3.050%, 02/14/2027	10,392,144	0.1
3,750,000 (2)	Hasbro, Inc., 3.000%, 11/19/2024	3,723,267	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
2,518,000	Home Depot, Inc./The, 3.250%, 04/15/2032	$2,522,413	0.0
3,020,000	Home Depot, Inc./The, 3.625%, 04/15/2052	3,002,673	0.0
3,995,000 (2)	Honda Motor Co. Ltd., 2.967%, 03/10/2032	3,868,905	0.0
5,725,000 (1)	InRetail Consumer, 3.250%, 03/22/2028	5,378,952	0.1
2,557,000	Lowe’s Cos, Inc., 3.750%, 04/01/2032	2,587,654	0.0
2,045,000	Lowe’s Cos, Inc., 4.250%, 04/01/2052	2,118,478	0.0
2,094,000	Lowe’s Cos, Inc., 4.450%, 04/01/2062	2,182,622	0.0
9,092,000 (1)(2)	Magallanes, Inc., 3.755%, 03/15/2027	9,090,617	0.1
4,258,000 (1)	Magallanes, Inc., 4.279%, 03/15/2032	4,282,218	0.1
5,303,000 (1)	Magallanes, Inc., 5.050%, 03/15/2042	5,420,215	0.1
6,560,000 (1)	Magallanes, Inc., 5.141%, 03/15/2052	6,727,088	0.1
2,642,000 (1)	Magallanes, Inc., 5.391%, 03/15/2062	2,737,319	0.0
2,795,000 (2)	McDonald’s Corp., 3.500%, 07/01/2027	2,845,619	0.0
4,305,000 (2)	MGM Resorts International, 5.500%, 04/15/2027	4,355,476	0.1
4,338,000 (1)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	4,527,788	0.1
6,054,000 (1)	Nissan Motor Co. Ltd., 4.810%, 09/17/2030	6,014,107	0.1
8,500,000 (1)(2)	Sonic Automotive, Inc., 4.875%, 11/15/2031	7,559,050	0.1
4,610,000 (1)(2)	Tempur Sealy International, Inc., 4.000%, 04/15/2029	4,196,714	0.1
4,414,000	Toyota Motor Credit Corp., 1.150%, 08/13/2027	4,006,766	0.0
4,238,000	Toyota Motor Credit Corp., 2.150%, 02/13/2030	3,935,798	0.0
4,014,000	Toyota Motor Credit Corp., 3.050%, 03/22/2027	4,010,052	0.1
1,322,070	United Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	1,327,512	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
822,096	United Airlines 2013-1 Class A Pass Through Trust, 4.300%, 02/15/2027	$822,232	0.0
1,646,755	United Airlines 2014-1 Class A Pass Through Trust, 4.000%, 10/11/2027	1,655,612	0.0
385,852	United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/2030	374,660	0.0
2,980,727	United Airlines 2016-2 Class A Pass Through Trust, 3.100%, 04/07/2030	2,737,616	0.0
7,328,804	United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/2030	6,963,970	0.1
2,087,107	United Airlines 2019-2 Class A Pass Through Trust, 2.900%, 11/01/2029	1,898,730	0.0
3,219,386	United Airlines 2020-1 Class A Pass Through Trust, 5.875%, 04/15/2029	3,337,731	0.0
5,921,122	US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/2026	6,124,523	0.1
584,661	US Airways 2012-2 Class A Pass Through Trust, 4.625%, 12/03/2026	564,297	0.0
9,625,000 (1)(2)	Wolverine World Wide, Inc., 4.000%, 08/15/2029	8,559,513	0.1
1,915,000 (1)(2)	Wyndham Hotels & Resorts, Inc., 4.375%, 08/15/2028	1,845,399	0.0
		289,287,047	3.1
	Consumer, Non-cyclical: 5.9%
2,740,000	AbbVie, Inc., 2.300%, 11/21/2022	2,750,126	0.0
5,636,000	AbbVie, Inc., 2.600%, 11/21/2024	5,602,217	0.1
3,442,000	AbbVie, Inc., 2.900%, 11/06/2022	3,465,174	0.0
1,609,000	AbbVie, Inc., 4.050%, 11/21/2039	1,657,977	0.0
10,195,000	AbbVie, Inc., 4.300%, 05/14/2036	10,669,643	0.1
4,325,000	AbbVie, Inc., 4.400%, 11/06/2042	4,576,164	0.1
601,000	AbbVie, Inc., 4.450%, 05/14/2046	640,449	0.0
7,965,000	AbbVie, Inc., 4.500%, 05/14/2035	8,567,604	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,538,000	AbbVie, Inc., 4.550%, 03/15/2035	$1,654,747	0.0
2,298,000	AbbVie, Inc., 4.625%, 10/01/2042	2,450,340	0.0
4,825,000 (1)(2)	ADT Security Corp./The, 4.125%, 08/01/2029	4,487,491	0.1
6,638,000	Aetna, Inc., 4.500%, 05/15/2042	6,938,310	0.1
3,398,000	Aetna, Inc., 6.625%, 06/15/2036	4,294,659	0.1
7,490,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	6,768,713	0.1
1,760,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	1,757,272	0.0
5,717,000 (2)	Altria Group, Inc., 2.450%, 02/04/2032	4,980,228	0.1
4,971,000	Altria Group, Inc., 3.700%, 02/04/2051	4,032,829	0.1
533,000	Altria Group, Inc., 4.800%, 02/14/2029	559,651	0.0
1,325,000	Altria Group, Inc., 5.800%, 02/14/2039	1,432,419	0.0
1,326,000	Altria Group, Inc., 5.950%, 02/14/2049	1,441,083	0.0
8,000,000 (2)	AmerisourceBergen Corp., 3.400%, 05/15/2024	8,079,975	0.1
10,519,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	11,310,277	0.1
10,000,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	11,137,433	0.1
2,495,000	Anheuser-Busch InBev Finance, Inc., 4.000%, 01/17/2043	2,462,106	0.0
4,324,000	Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/2039	5,065,635	0.1
1,598,000	Anthem, Inc., 3.500%, 08/15/2024	1,622,656	0.0
2,636,000	Astrazeneca Finance LLC, 1.750%, 05/28/2028	2,434,184	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
7,854,000	AstraZeneca PLC, 3.375%, 11/16/2025	$7,975,403	0.1
14,471,000	BAT Capital Corp., 2.259%, 03/25/2028	13,010,113	0.1
2,393,000	BAT Capital Corp., 2.726%, 03/25/2031	2,112,444	0.0
1,005,000	BAT Capital Corp., 3.557%, 08/15/2027	979,840	0.0
2,393,000 (2)	BAT Capital Corp., 3.734%, 09/25/2040	1,965,906	0.0
4,880,000	BAT Capital Corp., 4.390%, 08/15/2037	4,548,781	0.1
5,731,000 (2)	BAT International Finance PLC, 4.448%, 03/16/2028	5,755,486	0.1
2,120,000 (1)(2)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	1,668,747	0.0
2,491,000 (1)	Baxter International, Inc., 1.915%, 02/01/2027	2,331,872	0.0
4,955,000 (1)	Baxter International, Inc., 2.272%, 12/01/2028	4,594,829	0.1
1,233,000	Becton Dickinson and Co., 3.363%, 06/06/2024	1,244,099	0.0
1,606,000	Bio-Rad Laboratories, Inc., 3.300%, 03/15/2027	1,582,929	0.0
162,000 (2)	Bristol-Myers Squibb Co., 2.550%, 11/13/2050	134,920	0.0
2,246,000 (2)	Bristol-Myers Squibb Co., 2.950%, 03/15/2032	2,200,098	0.0
1,426,000 (2)	Bristol-Myers Squibb Co., 3.550%, 03/15/2042	1,413,627	0.0
8,267,000	Bristol-Myers Squibb Co., 3.700%, 03/15/2052	8,333,210	0.1
3,421,000	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	3,685,953	0.0
2,201,000	Bristol-Myers Squibb Co., 4.250%, 10/26/2049	2,410,302	0.0
5,040,000 (1)	Cargill, Inc., 2.125%, 11/10/2031	4,560,170	0.1
2,971,000 (1)	Cargill, Inc., 3.875%, 05/23/2049	3,103,555	0.0
4,420,000	Centene Corp., 4.625%, 12/15/2029	4,463,493	0.1
9,230,000 (2)	Central Garden & Pet Co., 4.125%, 10/15/2030	8,345,443	0.1
3,471,000	Cigna Corp., 3.250%, 04/15/2025	3,492,943	0.0
3,441,000	Cigna Corp., 3.400%, 03/15/2050	3,111,556	0.0
7,297,000	Cigna Corp., 4.800%, 08/15/2038	8,012,833	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
4,165,000	Cigna Corp., 4.900%, 12/15/2048	$4,687,270	0.1
2,800,000	Coca-Cola Co/The, 2.875%, 05/05/2041	2,592,453	0.0
4,020,000 (2)	CVS Health Corp., 2.125%, 09/15/2031	3,597,741	0.0
4,475,000	CVS Health Corp., 2.700%, 08/21/2040	3,826,966	0.0
2,465,000	CVS Health Corp., 3.875%, 07/20/2025	2,517,140	0.0
3,492,000	CVS Health Corp., 4.125%, 04/01/2040	3,561,657	0.0
2,326,000	CVS Health Corp., 4.780%, 03/25/2038	2,548,048	0.0
6,817,000	CVS Health Corp., 5.050%, 03/25/2048	7,740,453	0.1
7,379,000 (1)	Danone SA, 2.947%, 11/02/2026	7,346,794	0.1
6,150,000 (1)	DaVita, Inc., 3.750%, 02/15/2031	5,388,784	0.1
4,395,000 (1)(2)	DaVita, Inc., 4.625%, 06/01/2030	4,110,204	0.1
4,189,000 (1)	Element Fleet Management Corp., 3.850%, 06/15/2025	4,198,472	0.1
3,720,000 (1)	Fresenius Medical Care US Finance III, Inc., 1.875%, 12/01/2026	3,447,305	0.0
4,340,000	General Mills, Inc., 4.000%, 04/17/2025	4,434,535	0.1
1,718,000 (2)	Gilead Sciences, Inc., 0.750%, 09/29/2023	1,678,631	0.0
1,540,000	Gilead Sciences, Inc., 3.500%, 02/01/2025	1,561,797	0.0
4,928,000 (2)	Global Payments, Inc., 1.200%, 03/01/2026	4,546,614	0.1
11,343,000	Global Payments, Inc., 2.650%, 02/15/2025	11,109,986	0.1
1,917,000 (1)	GSK Consumer Healthcare Capital US LLC, 3.375%, 03/24/2029	1,898,866	0.0
1,843,000 (1)	GXO Logistics, Inc., 1.650%, 07/15/2026	1,666,489	0.0
2,570,000 (1)(2)	HCA, Inc., 3.125%, 03/15/2027	2,515,170	0.0
1,995,000 (1)	HCA, Inc., 3.625%, 03/15/2032	1,957,208	0.0
8,542,000	HCA, Inc., 4.125%, 06/15/2029	8,718,791	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
3,544,000 (1)	HCA, Inc., 4.375%, 03/15/2042	$3,502,083	0.0
3,076,000	HCA, Inc., 4.500%, 02/15/2027	3,181,537	0.0
1,425,000	HCA, Inc., 5.125%, 06/15/2039	1,541,307	0.0
1,449,000	HCA, Inc., 5.250%, 04/15/2025	1,526,628	0.0
622,000	HCA, Inc., 5.250%, 06/15/2049	683,878	0.0
1,820,000 (2)	HCA, Inc., 5.500%, 06/15/2047	2,061,624	0.0
2,509,000 (1)	Health Care Service Corp. A Mutual Legal Reserve Co., 1.500%, 06/01/2025	2,389,973	0.0
3,305,000	Humana, Inc., 1.350%, 02/03/2027	2,998,842	0.0
4,605,000 (2)	Humana, Inc., 2.150%, 02/03/2032	4,042,794	0.1
909,000	Humana, Inc., 3.125%, 08/15/2029	880,885	0.0
4,873,000	Humana, Inc., 4.500%, 04/01/2025	5,051,567	0.1
3,350,000 (1)	Hutama Karya Persero PT, 3.750%, 05/11/2030	3,373,379	0.0
3,705,000 (2)	Johnson & Johnson, 3.625%, 03/03/2037	3,838,986	0.1
1,506,000 (2)	Johnson & Johnson, 3.700%, 03/01/2046	1,592,187	0.0
4,801,000	Johnson & Johnson, 3.750%, 03/03/2047	5,149,201	0.1
4,490,000	Kraft Heinz Foods Co., 4.625%, 10/01/2039	4,572,751	0.1
3,255,000	Kraft Heinz Foods Co., 6.875%, 01/26/2039	4,011,788	0.1
1,400,000	Laboratory Corp. of America Holdings, 3.250%, 09/01/2024	1,406,875	0.0
1,434,000	Laboratory Corp. of America Holdings, 4.000%, 11/01/2023	1,453,912	0.0
10,340,000 (1)(2)	Lamb Weston Holdings, Inc., 4.375%, 01/31/2032	9,676,379	0.1
3,585,000 (1)(2)	Mars, Inc., 0.875%, 07/16/2026	3,266,937	0.0
2,495,000 (1)	Mars, Inc., 3.875%, 04/01/2039	2,530,693	0.0
841,000 (1)	Mars, Inc., 4.125%, 04/01/2054	901,368	0.0
4,730,000	McKesson Corp., 1.300%, 08/15/2026	4,348,989	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,484,000	Medtronic, Inc., 4.375%, 03/15/2035	$1,651,724	0.0
2,027,000	Merck & Co., Inc., 2.750%, 12/10/2051	1,769,816	0.0
2,095,000	Merck & Co., Inc., 2.900%, 12/10/2061	1,789,561	0.0
9,750,000 (1)	Mozart Debt Merger Sub, Inc., 3.875%, 04/01/2029	9,031,181	0.1
4,946,000	Mylan, Inc., 5.200%, 04/15/2048	4,866,432	0.1
4,616,000 (1)(2)	Nestle Holdings, Inc., 1.500%, 09/14/2028	4,159,086	0.1
4,875,000 (1)	Organon & Co. / Organon Foreign Debt Co-Issuer BV, 4.125%, 04/30/2028	4,650,750	0.1
3,295,000 (2)	PayPal Holdings, Inc., 2.850%, 10/01/2029	3,229,648	0.0
712,000 (2)	PerkinElmer, Inc., 1.900%, 09/15/2028	644,990	0.0
3,682,000	PerkinElmer, Inc., 3.300%, 09/15/2029	3,595,357	0.0
1,689,000	Philip Morris International, Inc., 3.875%, 08/21/2042	1,576,562	0.0
3,510,000 (1)(2)	Pilgrim’s Pride Corp., 3.500%, 03/01/2032	3,071,952	0.0
6,400,000 (1)	Pilgrim’s Pride Corp., 4.250%, 04/15/2031	5,933,632	0.1
1,330,000 (1)	Post Holdings, Inc., 4.625%, 04/15/2030	1,199,793	0.0
8,000,000 (1)	Post Holdings, Inc., 5.500%, 12/15/2029	7,709,840	0.1
9,830,000 (1)	Prestige Brands, Inc., 3.750%, 04/01/2031	8,792,640	0.1
10,350,000 (1)	Primo Water Holdings, Inc., 4.375%, 04/30/2029	9,381,188	0.1
1,488,000	Regeneron Pharmaceuticals, Inc., 1.750%, 09/15/2030	1,293,206	0.0
3,755,000	Reynolds American, Inc., 5.700%, 08/15/2035	3,971,287	0.1
3,028,000	Reynolds American, Inc., 5.850%, 08/15/2045	3,125,983	0.0
818,000	Reynolds American, Inc., 6.150%, 09/15/2043	867,574	0.0
3,480,000 (1)(2)	Roche Holdings, Inc., 1.930%, 12/13/2028	3,238,420	0.0
6,490,000 (1)(2)	Roche Holdings, Inc., 2.076%, 12/13/2031	5,978,586	0.1
2,915,000 (1)	Roche Holdings, Inc., 2.607%, 12/13/2051	2,530,729	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,626,000	Royalty Pharma PLC, 1.200%, 09/02/2025	$1,497,493	0.0
2,055,000 (2)	Royalty Pharma PLC, 1.750%, 09/02/2027	1,868,530	0.0
2,921,000 (2)	Royalty Pharma PLC, 2.200%, 09/02/2030	2,558,229	0.0
13,026,000	Royalty Pharma PLC, 3.550%, 09/02/2050	10,861,347	0.1
5,049,000 (1)	S&P Global, Inc., 2.700%, 03/01/2029	4,898,141	0.1
2,110,000 (1)(2)	S&P Global, Inc., 3.700%, 03/01/2052	2,145,860	0.0
1,457,000 (1)	S&P Global, Inc., 3.900%, 03/01/2062	1,502,969	0.0
3,420,000	Takeda Pharmaceutical Co. Ltd., 2.050%, 03/31/2030	3,091,357	0.0
9,250,000 (1)	Tenet Healthcare Corp., 4.250%, 06/01/2029	8,880,555	0.1
2,461,000 (1)	Triton Container International Ltd., 2.050%, 04/15/2026	2,297,828	0.0
2,636,000 (1)	Triton Container International Ltd., 3.150%, 06/15/2031	2,412,840	0.0
4,190,000 (2)	United Rentals North America, Inc., 4.000%, 07/15/2030	4,014,711	0.1
1,470,000 (2)	UnitedHealth Group, Inc., 2.750%, 05/15/2040	1,325,091	0.0
748,000	UnitedHealth Group, Inc., 3.050%, 05/15/2041	698,390	0.0
5,425,000	UnitedHealth Group, Inc., 3.250%, 05/15/2051	5,112,997	0.1
2,117,000	UnitedHealth Group, Inc., 3.500%, 08/15/2039	2,107,486	0.0
4,990,000	Viatris, Inc., 2.700%, 06/22/2030	4,396,083	0.1
9,504,000	Viatris, Inc., 3.850%, 06/22/2040	8,244,747	0.1
3,086,000 (1)	Viterra Finance BV, 2.000%, 04/21/2026	2,845,358	0.0
		556,333,800	5.9
	Energy: 3.9%
5,000,000 (1)(2)	Antero Resources Corp., 5.375%, 03/01/2030	5,113,800	0.1
9,210,000	Apache Corp., 5.100%, 09/01/2040	9,297,357	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
1,924,000 (2)	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc., 2.061%, 12/15/2026	$1,835,040	0.0
2,621,000 (2)	BP Capital Markets America, Inc., 1.749%, 08/10/2030	2,321,405	0.0
2,647,000	BP Capital Markets America, Inc., 3.379%, 02/08/2061	2,365,653	0.0
3,610,000 (3)	BP Capital Markets PLC, 4.875%, 12/31/2199	3,630,306	0.1
1,220,000	Canadian Natural Resources Ltd., 6.750%, 02/01/2039	1,506,176	0.0
3,260,000	Cenovus Energy, Inc., 5.400%, 06/15/2047	3,684,255	0.1
3,309,000 (2)	Cenovus Energy, Inc./CA, 3.750%, 02/15/2052	2,971,268	0.0
2,001,000	Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029	1,997,870	0.0
533,000	Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/2027	568,803	0.0
1,140,000 (1)	ConocoPhillips Co., 4.025%, 03/15/2062	1,159,284	0.0
2,765,000 (2)	Continental Resources, Inc., 4.900%, 06/01/2044	2,741,447	0.0
6,000,000 (1)	Coterra Energy, Inc., 3.900%, 05/15/2027	6,054,384	0.1
9,480,000 (1)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.625%, 05/01/2027	9,412,882	0.1
3,233,000 (2)	Diamondback Energy, Inc., 3.125%, 03/24/2031	3,093,133	0.0
8,892,000	Diamondback Energy, Inc., 3.500%, 12/01/2029	8,818,297	0.1
54,000 (2)	Diamondback Energy, Inc., 4.400%, 03/24/2051	54,999	0.0
8,250,000	Ecopetrol SA, 6.875%, 04/29/2030	8,671,492	0.1
3,450,000 (1)	EIG Pearl Holdings Sarl, 3.545%, 08/31/2036	3,296,623	0.0
7,100,000	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	7,083,102	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
400,000 (1)	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	$399,048	0.0
5,373,000 (2)(3)	Enbridge, Inc., 5.750%, 07/15/2080	5,574,487	0.1
325,000	Energy Transfer L.P., 4.250%, 04/01/2024	331,519	0.0
645,000	Energy Transfer L.P., 4.900%, 03/15/2035	654,302	0.0
4,946,000	Energy Transfer L.P., 5.300%, 04/01/2044	5,105,245	0.1
7,500,000	Energy Transfer L.P., 5.300%, 04/15/2047	7,736,439	0.1
1,003,000	Energy Transfer L.P., 5.350%, 05/15/2045	1,035,893	0.0
3,075,000	Energy Transfer L.P., 5.800%, 06/15/2038	3,339,536	0.0
1,263,000	Energy Transfer L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	1,282,810	0.0
1,389,000	Enterprise Products Operating LLC, 3.950%, 01/31/2060	1,296,155	0.0
3,800,000 (2)(3)	Enterprise Products Operating LLC, 4.875%, 08/16/2077	3,400,313	0.0
2,642,000 (2)	Equinor ASA, 3.125%, 04/06/2030	2,635,224	0.0
825,000 (1)(2)	Galaxy Pipeline Assets Bidco Ltd., 2.160%, 03/31/2034	761,715	0.0
1,000,000 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.940%, 09/30/2040	905,694	0.0
3,450,000	Gazprom PJSC Via Gaz Capital SA, 4.950%, 02/06/2028	1,480,050	0.0
3,250,000 (1)	Gazprom PJSC via Gaz Finance PLC, 2.950%, 01/27/2029	1,316,250	0.0
9,050,000 (1)	Gazprom PJSC via Gaz Finance PLC, 3.250%, 02/25/2030	3,801,000	0.1
9,800,000 (1)(3)	Gazprom PJSC via Gaz Finance PLC, 4.599%, 12/31/2199	2,450,000	0.0
163,000	Halliburton Co., 3.500%, 08/01/2023	164,573	0.0
136,000 (2)	Halliburton Co., 3.800%, 11/15/2025	139,041	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
9,127,000 (2)	Hess Corp., 5.600%, 02/15/2041	$10,281,989	0.1
9,750,000 (1)	Hess Midstream Operations L.P., 4.250%, 02/15/2030	9,216,675	0.1
5,775,000	KazMunayGas National Co. JSC, 4.750%, 04/19/2027	5,616,534	0.1
2,650,000	KazMunayGas National Co. JSC, 5.375%, 04/24/2030	2,553,787	0.0
1,575,000 (1)	KazMunayGas National Co. JSC, 5.375%, 04/24/2030	1,517,817	0.0
1,295,000	Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	1,326,920	0.0
2,332,000	Kinder Morgan, Inc., 5.550%, 06/01/2045	2,614,755	0.0
2,000,000 (1)	Lukoil Capital DAC, 3.600%, 10/26/2031	1,068,000	0.0
1,971,000 (1)	Lundin Energy Finance BV, 2.000%, 07/15/2026	1,838,196	0.0
3,850,000	Marathon Petroleum Corp., 4.700%, 05/01/2025	4,005,175	0.1
4,062,000	Marathon Petroleum Corp., 4.750%, 09/15/2044	4,141,620	0.1
1,443,000	Marathon Petroleum Corp., 5.000%, 09/15/2054	1,477,751	0.0
2,897,000	MPLX L.P., 1.750%, 03/01/2026	2,718,420	0.0
2,026,000	MPLX L.P., 2.650%, 08/15/2030	1,859,383	0.0
1,095,000	MPLX L.P., 4.700%, 04/15/2048	1,106,474	0.0
5,080,000	MPLX L.P., 4.875%, 06/01/2025	5,268,329	0.1
1,388,000	MPLX L.P., 5.200%, 03/01/2047	1,492,523	0.0
2,671,000	MPLX L.P., 5.200%, 12/01/2047	2,842,459	0.0
3,230,000	MPLX L.P., 5.500%, 02/15/2049	3,588,064	0.1
2,015,000 (1)	Northern Natural Gas Co., 3.400%, 10/16/2051	1,768,798	0.0
2,187,000	ONEOK Partners L.P., 6.125%, 02/01/2041	2,412,861	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
2,785,000	ONEOK Partners L.P., 6.200%, 09/15/2043	$3,072,342	0.0
1,910,000	ONEOK, Inc., 2.200%, 09/15/2025	1,831,671	0.0
6,250,000	Ovintiv Exploration, Inc., 5.625%, 07/01/2024	6,574,700	0.1
5,000,000 (1)(2)	Pertamina Persero PT, 2.300%, 02/09/2031	4,418,750	0.1
6,075,000 (1)	Pertamina Persero PT, 3.100%, 01/21/2030	5,768,998	0.1
750,000	Pertamina Persero PT, 5.625%, 05/20/2043	798,060	0.0
16,250,000 (2)	Petrobras Global Finance BV, 5.600%, 01/03/2031	16,475,063	0.2
4,000,000 (1)(2)	Petroleos del Peru SA, 4.750%, 06/19/2032	3,589,500	0.1
2,280,000	Petroleos del Peru SA, 4.750%, 06/19/2032	2,046,015	0.0
7,000,000 (2)	Petroleos Mexicanos, 5.950%, 01/28/2031	6,471,150	0.1
11,603,000 (2)	Petroleos Mexicanos, 6.700%, 02/16/2032	11,034,917	0.1
1,250,000 (1)	Petronas Capital Ltd., 2.480%, 01/28/2032	1,166,020	0.0
4,200,000 (1)	Petronas Energy Canada Ltd., 2.112%, 03/23/2028	3,936,606	0.1
1,425,000	Phillips 66, 0.900%, 02/15/2024	1,379,885	0.0
8,387,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.550%, 12/15/2029	8,116,454	0.1
3,962,000 (2)	Plains All American Pipeline L.P. / PAA Finance Corp., 4.500%, 12/15/2026	4,078,048	0.1
3,468,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/2025	3,565,679	0.0
4,825,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.900%, 02/15/2045	4,642,124	0.1
510,000	Plains All American Pipeline L.P. / PAA Finance Corp., 5.150%, 06/01/2042	495,791	0.0
1,450,000 (1)	PTTEP Treasury Center Co. Ltd., 2.587%, 06/10/2027	1,390,818	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
950,000 (1)	Qatar Energy, 3.125%, 07/12/2041	$866,729	0.0
2,025,000 (1)	Qatar Energy, 3.300%, 07/12/2051	1,864,531	0.0
10,500,000 (1)(2)	Reliance Industries Ltd., 2.875%, 01/12/2032	9,645,096	0.1
5,250,000 (1)(2)	Reliance Industries Ltd., 3.625%, 01/12/2052	4,668,850	0.1
2,550,000 (1)	SA Global Sukuk Ltd., 2.694%, 06/17/2031	2,418,945	0.0
1,890,000	Sabine Pass Liquefaction LLC, 4.200%, 03/15/2028	1,944,401	0.0
2,203,000	Sabine Pass Liquefaction LLC, 5.000%, 03/15/2027	2,332,285	0.0
2,150,000	Sabine Pass Liquefaction LLC, 5.625%, 03/01/2025	2,274,593	0.0
3,104,000 (1)(2)	Santos Finance Ltd., 3.649%, 04/29/2031	2,903,578	0.0
3,750,000 (1)	Saudi Arabian Oil Co., 2.250%, 11/24/2030	3,446,415	0.0
1,750,000 (1)	Saudi Arabian Oil Co., 3.250%, 11/24/2050	1,504,542	0.0
2,675,000 (1)	Schlumberger Holdings Corp., 3.750%, 05/01/2024	2,725,446	0.0
3,000,000 (1)(2)	Schlumberger Investment SA, 2.400%, 08/01/2022	3,002,106	0.0
4,360,000	Shell International Finance BV, 4.125%, 05/11/2035	4,617,401	0.1
4,675,000 (2)	Southwestern Energy Co., 5.375%, 02/01/2029	4,739,842	0.1
3,000,000 (1)	Tengizchevroil Finance Co. International Ltd., 3.250%, 08/15/2030	2,447,715	0.0
4,282,000	TotalEnergies Capital International SA, 2.986%, 06/29/2041	3,915,990	0.1
1,290,000	Transcontinental Gas Pipe Line Co. LLC, 3.250%, 05/15/2030	1,259,896	0.0
1,207,000	Valero Energy Corp., 2.850%, 04/15/2025	1,193,835	0.0
2,975,000	Valero Energy Corp., 3.650%, 12/01/2051	2,633,296	0.0
9,065,000 (2)	Western Midstream Operating L.P., 5.300%, 03/01/2048	8,991,438	0.1
10,875,000	Williams Cos, Inc./The, 4.000%, 09/15/2025	11,077,037	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
2,726,000	Williams Cos, Inc./The, 5.400%, 03/04/2044	$3,007,154	0.0
		372,537,112	3.9
	Financial: 12.8%
3,581,000 (1)(2)(3)	ABN AMRO Bank NV, 2.470%, 12/13/2029	3,276,288	0.0
5,031,000 (1)(2)(3)	ABN AMRO Bank NV, 3.324%, 03/13/2037	4,578,255	0.1
1,000,000 (3)	ABN AMRO Bank NV, 4.400%, 03/27/2028	1,005,893	0.0
6,000,000 (1)	ABN AMRO Bank NV, 4.750%, 07/28/2025	6,141,732	0.1
3,463,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.300%, 01/30/2032	3,127,324	0.0
10,894,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.400%, 10/29/2033	9,786,166	0.1
1,818,000	Alexandria Real Estate Equities, Inc., 3.550%, 03/15/2052	1,694,713	0.0
2,344,000	Alleghany Corp., 3.625%, 05/15/2030	2,362,938	0.0
6,085,000	American Campus Communities Operating Partnership L.P., 2.250%, 01/15/2029	5,569,366	0.1
2,537,000	American Homes 4 Rent L.P., 2.375%, 07/15/2031	2,243,845	0.0
1,993,000	American Homes 4 Rent LP, 3.625%, 04/15/2032	1,943,514	0.0
2,488,000	American Homes 4 Rent LP, 4.300%, 04/15/2052	2,419,257	0.0
4,934,000	American International Group, Inc., 3.400%, 06/30/2030	4,927,620	0.1
8,464,000	American International Group, Inc., 3.875%, 01/15/2035	8,642,864	0.1
3,670,000	American International Group, Inc., 3.900%, 04/01/2026	3,767,303	0.0
5,627,000	American International Group, Inc., 4.250%, 03/15/2029	5,894,835	0.1
1,147,000	American International Group, Inc., 4.375%, 01/15/2055	1,230,700	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
4,248,000	American International Group, Inc., 4.500%, 07/16/2044	$4,597,168	0.1
2,202,000	American International Group, Inc., 4.800%, 07/10/2045	2,490,477	0.0
2,537,000	American Tower Corp., 3.650%, 03/15/2027	2,531,923	0.0
799,000 (1)	Antares Holdings L.P., 3.750%, 07/15/2027	738,480	0.0
2,767,000 (1)	ASB Bank Ltd., 1.625%, 10/22/2026	2,572,202	0.0
4,004,000	Assurant, Inc., 2.650%, 01/15/2032	3,501,937	0.0
6,442,000	Assurant, Inc., 3.700%, 02/22/2030	6,235,084	0.1
5,689,000 (1)(2)	Athene Global Funding, 2.800%, 05/26/2023	5,692,834	0.1
3,452,000 (1)(2)	Athene Global Funding, 2.950%, 11/12/2026	3,347,216	0.0
2,378,000 (1)	Aviation Capital Group LLC, 1.950%, 09/20/2026	2,154,412	0.0
1,137,000 (1)	Aviation Capital Group LLC, 3.875%, 05/01/2023	1,142,530	0.0
2,027,000 (1)	Aviation Capital Group LLC, 4.375%, 01/30/2024	2,025,454	0.0
4,559,000 (1)	Aviation Capital Group LLC, 5.500%, 12/15/2024	4,696,752	0.1
3,134,000 (1)	Avolon Holdings Funding Ltd., 2.125%, 02/21/2026	2,865,341	0.0
3,170,000 (1)	Avolon Holdings Funding Ltd., 2.528%, 11/18/2027	2,805,860	0.0
2,062,000 (1)	Avolon Holdings Funding Ltd., 2.750%, 02/21/2028	1,837,304	0.0
1,151,000 (1)	Avolon Holdings Funding Ltd., 2.875%, 02/15/2025	1,106,241	0.0
4,775,000 (1)	Avolon Holdings Funding Ltd., 4.250%, 04/15/2026	4,715,590	0.1
4,250,000 (2)	Banco de Bogota SA, 6.250%, 05/12/2026	4,351,129	0.1
3,750,000 (1)	Banco Nacional de Panama, 2.500%, 08/11/2030	3,319,369	0.0
2,000,000	Banco Nacional de Panama, 2.500%, 08/11/2030	1,770,330	0.0
4,200,000	Banco Santander SA, 2.746%, 05/28/2025	4,097,319	0.1
3,600,000	Banco Santander SA, 3.125%, 02/23/2023	3,627,534	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
4,000,000 (3)	Banco Santander SA, 3.225%, 11/22/2032	$3,594,831	0.0
4,175,000	Bancolombia SA, 3.000%, 01/29/2025	4,065,615	0.1
7,100,000 (1)(3)	Bangkok Bank PCL/Hong Kong, 5.000%, 12/31/2199	7,012,315	0.1
3,975,000	Bank Hapoalim, 3.255%, 01/21/2032	3,657,000	0.0
8,000,000 (3)	Bank of America Corp., 0.981%, 09/25/2025	7,588,964	0.1
5,462,000 (3)	Bank of America Corp., 1.197%, 10/24/2026	5,054,477	0.1
4,500,000 (3)	Bank of America Corp., 1.734%, 07/22/2027	4,183,147	0.1
1,820,000 (3)	Bank of America Corp., 1.898%, 07/23/2031	1,592,433	0.0
1,901,000 (3)	Bank of America Corp., 1.922%, 10/24/2031	1,653,483	0.0
1,495,000 (3)	Bank of America Corp., 2.015%, 02/13/2026	1,440,027	0.0
6,145,000 (3)	Bank of America Corp., 2.087%, 06/14/2029	5,619,373	0.1
4,990,000 (3)	Bank of America Corp., 2.572%, 10/20/2032	4,542,054	0.1
7,858,000 (3)	Bank of America Corp., 2.676%, 06/19/2041	6,659,543	0.1
5,800,000 (3)	Bank of America Corp., 2.687%, 04/22/2032	5,342,598	0.1
5,000,000 (3)	Bank of America Corp., 2.884%, 10/22/2030	4,747,635	0.1
3,625,000 (3)	Bank of America Corp., 3.194%, 07/23/2030	3,511,752	0.0
2,300,000 (2)(3)	Bank of America Corp., 3.550%, 03/05/2024	2,314,222	0.0
10,583,000 (3)	Bank of America Corp., 3.846%, 03/08/2037	10,149,262	0.1
1,941,000	Bank of America Corp., 3.950%, 04/21/2025	1,979,376	0.0
1,718,000 (3)	Bank of America Corp., 3.970%, 03/05/2029	1,746,656	0.0
2,645,000 (3)	Bank of America Corp., 4.078%, 04/23/2040	2,725,206	0.0
2,000,000 (3)	Bank of America Corp., 4.083%, 03/20/2051	2,079,301	0.0
7,307,000	Bank of America Corp., 4.183%, 11/25/2027	7,458,865	0.1
4,495,000	Bank of America Corp., 4.250%, 10/22/2026	4,631,938	0.1
9,614,000 (3)	Bank of America Corp., 4.271%, 07/23/2029	9,928,710	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
5,594,000 (3)	Bank of Montreal, 3.803%, 12/15/2032	$5,535,860	0.1
2,618,000 (2)	Bank of Nova Scotia/The, 1.950%, 02/02/2027	2,477,384	0.0
1,750,000 (2)	Bank of Nova Scotia/The, 2.200%, 02/03/2025	1,705,804	0.0
4,740,000 (3)	Bank of Nova Scotia/The, 4.900%, 12/31/2199	4,751,850	0.1
2,828,000 (1)	Banque Federative du Credit Mutuel SA, 1.604%, 10/04/2026	2,605,047	0.0
11,500,000 (1)	Banque Federative du Credit Mutuel SA, 2.375%, 11/21/2024	11,208,420	0.1
3,687,000 (3)	Barclays PLC, 3.564%, 09/23/2035	3,401,019	0.0
1,687,000	Berkshire Hathaway Finance Corp., 2.850%, 10/15/2050	1,467,524	0.0
3,254,000	Berkshire Hathaway Finance Corp., 3.850%, 03/15/2052	3,331,611	0.0
1,500,000	Berkshire Hathaway Finance Corp., 4.250%, 01/15/2049	1,650,148	0.0
2,362,000 (1)(2)	Blackstone Holdings Finance Co. LLC, 1.625%, 08/05/2028	2,113,295	0.0
6,340,000 (1)	Blackstone Holdings Finance Co. LLC, 2.000%, 01/30/2032	5,533,276	0.1
4,915,000 (1)	Blackstone Holdings Finance Co. LLC, 2.850%, 08/05/2051	3,969,855	0.1
6,670,000 (1)	Blackstone Holdings Finance Co. LLC, 3.200%, 01/30/2052	5,787,428	0.1
3,574,000 (1)	Blackstone Private Credit Fund, 2.625%, 12/15/2026	3,222,112	0.0
4,577,000 (1)	Blackstone Private Credit Fund, 4.000%, 01/15/2029	4,241,966	0.1
5,150,000 (1)(3)	BNP Paribas SA, 2.219%, 06/09/2026	4,901,275	0.1
2,641,000 (1)(3)	BNP Paribas SA, 2.588%, 08/12/2035	2,296,083	0.0
8,000,000 (1)(3)	BNP Paribas SA, 2.819%, 11/19/2025	7,816,034	0.1
4,499,000 (1)	BNP Paribas SA, 3.375%, 01/09/2025	4,479,212	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
3,062,000	Boston Properties L.P., 3.250%, 01/30/2031	$2,966,217	0.0
4,875,000 (1)(3)	BPCE SA, 2.277%, 01/20/2032	4,288,021	0.1
7,000,000 (1)(2)	BPCE SA, 2.700%, 10/01/2029	6,655,327	0.1
2,075,000 (1)(3)	BPCE SA, 3.116%, 10/19/2032	1,881,596	0.0
2,348,000 (1)(3)	BPCE SA, 3.582%, 10/19/2042	2,041,375	0.0
2,094,000 (1)	BPCE SA, 5.150%, 07/21/2024	2,159,617	0.0
7,020,000 (1)	BPCE SA, 5.700%, 10/22/2023	7,264,646	0.1
11,000,000 (2)	Canadian Imperial Bank of Commerce, 2.250%, 01/28/2025	10,751,219	0.1
6,465,000	Canadian Imperial Bank of Commerce, 3.600%, 04/07/2032	6,442,432	0.1
4,975,000 (3)	Capital One Financial Corp., 1.878%, 11/02/2027	4,598,243	0.1
3,707,000 (3)	Capital One Financial Corp., 3.273%, 03/01/2030	3,583,197	0.0
1,127,000 (2)	Capital One Financial Corp., 3.650%, 05/11/2027	1,129,784	0.0
3,000,000	CBRE Services, Inc., 2.500%, 04/01/2031	2,715,133	0.0
1,064,000	Charles Schwab Corp./ The, 2.300%, 05/13/2031	983,379	0.0
4,103,000	Charles Schwab Corp./ The, 2.900%, 03/03/2032	3,955,928	0.1
3,329,000 (2)(3)	Charles Schwab Corp./ The, 5.375%, 12/31/2199	3,445,515	0.0
3,760,000	Chubb INA Holdings, Inc., 2.850%, 12/15/2051	3,274,971	0.0
1,071,000	Chubb INA Holdings, Inc., 3.050%, 12/15/2061	925,669	0.0
3,161,000	CI Financial Corp., 4.100%, 06/15/2051	2,798,635	0.0
3,850,000 (1)	CIMB Bank Bhd, 2.125%, 07/20/2027	3,647,857	0.0
2,459,000 (3)	Citigroup, Inc., 1.462%, 06/09/2027	2,261,800	0.0
1,897,000 (3)	Citigroup, Inc., 2.904%, 11/03/2042	1,631,710	0.0
4,915,000 (2)	Citigroup, Inc., 5.500%, 09/13/2025	5,252,532	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,147,000 (1)	Citizens Financial Group, Inc., 4.150%, 09/28/2022	$1,160,007	0.0
4,990,000	CME Group, Inc., 2.650%, 03/15/2032	4,780,133	0.1
3,705,000 (1)	CNO Global Funding, 2.650%, 01/06/2029	3,428,762	0.0
2,977,000 (1)	Commonwealth Bank of Australia, 2.688%, 03/11/2031	2,652,619	0.0
1,520,000 (1)	Commonwealth Bank of Australia, 3.743%, 09/12/2039	1,426,606	0.0
3,765,000 (1)	Commonwealth Bank of Australia, 3.784%, 03/14/2032	3,643,589	0.0
3,693,000 (1)(2)(3)	Cooperatieve Rabobank UA, 1.004%, 09/24/2026	3,404,241	0.0
4,027,000 (1)(3)	Cooperatieve Rabobank UA, 1.339%, 06/24/2026	3,762,865	0.0
2,905,000 (1)(3)	Cooperatieve Rabobank UA, 3.758%, 04/06/2033	2,900,064	0.0
9,163,000	Cooperatieve Rabobank UA, 4.375%, 08/04/2025	9,319,893	0.1
5,001,000	Corebridge Financial, Inc., 3.850%, 04/05/2029	4,996,449	0.1
6,543,000	Corebridge Financial, Inc., 3.900%, 04/05/2032	6,529,935	0.1
1,993,000	Corebridge Financial, Inc., 4.350%, 04/05/2042	1,993,979	0.0
4,205,000	Corebridge Financial, Inc., 4.400%, 04/05/2052	4,214,470	0.0
2,700,000 (1)	Corp Financiera de Desarrollo SA, 2.400%, 09/28/2027	2,488,792	0.0
8,474,000 (1)(3)	Credit Agricole SA, 4.750%, 12/31/2199	7,710,747	0.1
13,000,000 (1)(3)	Credit Agricole SA/ London, 1.907%, 06/16/2026	12,286,054	0.1
4,068,000 (1)	Credit Suisse AG, 6.500%, 08/08/2023	4,181,131	0.1
3,611,000	Credit Suisse AG/New York NY, 1.000%, 05/05/2023	3,558,289	0.0
3,222,000 (1)(3)	Credit Suisse Group AG, 2.193%, 06/05/2026	3,029,163	0.0
6,870,000 (1)(3)	Credit Suisse Group AG, 2.997%, 12/14/2023	6,871,811	0.1
8,409,000	Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/2022	8,497,647	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,732,000	Crown Castle International Corp., 1.050%, 07/15/2026	$1,567,191	0.0
2,566,000 (2)	Crown Castle International Corp., 2.900%, 03/15/2027	2,484,877	0.0
3,580,000 (2)	CubeSmart L.P., 2.250%, 12/15/2028	3,256,210	0.0
4,910,000 (1)(3)	Danske Bank A/S, 1.621%, 09/11/2026	4,545,864	0.1
3,297,000 (1)	Danske Bank A/S, 4.375%, 06/12/2028	3,337,384	0.0
2,407,000 (1)(3)	Depository Trust & Clearing Corp./The, 3.375%, 12/31/2199	2,220,457	0.0
3,557,000 (3)	Deutsche Bank AG/New York NY, 2.552%, 01/07/2028	3,287,228	0.0
2,000,000 (1)	Development Bank of Kazakhstan JSC, 2.950%, 05/06/2031	1,643,940	0.0
2,897,000 (2)	Discover Bank, 4.250%, 03/13/2026	2,981,473	0.0
2,404,000 (2)(3)	Discover Bank, 4.682%, 08/09/2028	2,438,987	0.0
4,868,000 (1)(2)	Empower Finance 2020 L.P., 1.357%, 09/17/2027	4,392,080	0.1
10,350,000 (2)	Essex Portfolio L.P., 3.375%, 04/15/2026	10,371,780	0.1
7,000,000 (1)	Federation des Caisses Desjardins du Quebec, 2.050%, 02/10/2025	6,758,910	0.1
750,000	Fondo Mivivienda SA, 3.500%, 01/31/2023	757,530	0.0
5,493,000	Goldman Sachs Group, Inc., 4.250%, 10/21/2025	5,632,745	0.1
1,680,000	Goldman Sachs Group, Inc., 5.150%, 05/22/2045	1,884,438	0.0
792,000	Goldman Sachs Group, Inc., 6.750%, 10/01/2037	1,000,797	0.0
4,913,000 (3)	Goldman Sachs Group, Inc./The, 1.542%, 09/10/2027	4,496,985	0.1
95,000 (3)	Goldman Sachs Group, Inc./The, 3.210%, 04/22/2042	86,304	0.0
8,526,000 (1)	Hartford Financial Services Group, Inc./The, 2.631%, (US0003M + 2.125)%, 02/12/2067	7,549,805	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,171,000	Hartford Financial Services Group, Inc./The, 5.950%, 10/15/2036	$1,384,629	0.0
3,779,000 (3)	HSBC Holdings PLC, 1.589%, 05/24/2027	3,454,038	0.0
2,569,000 (2)(3)	HSBC Holdings PLC, 1.645%, 04/18/2026	2,419,878	0.0
5,105,000 (3)	HSBC Holdings PLC, 2.013%, 09/22/2028	4,634,684	0.1
6,500,000 (3)	HSBC Holdings PLC, 2.099%, 06/04/2026	6,186,542	0.1
7,605,000 (3)	HSBC Holdings PLC, 2.206%, 08/17/2029	6,852,039	0.1
4,759,000 (3)	HSBC Holdings PLC, 2.633%, 11/07/2025	4,644,822	0.1
3,307,000 (2)(3)	HSBC Holdings PLC, 2.871%, 11/22/2032	3,010,119	0.0
3,307,000 (2)(3)	HSBC Holdings PLC, 2.999%, 03/10/2026	3,244,620	0.0
2,924,000 (3)	HSBC Holdings PLC, 3.973%, 05/22/2030	2,930,000	0.0
4,593,000 (3)	HSBC Holdings PLC, 4.041%, 03/13/2028	4,611,487	0.1
4,085,000	HSBC Holdings PLC, 4.300%, 03/08/2026	4,195,785	0.1
4,751,000 (2)(3)	HSBC Holdings PLC, 4.700%, 12/31/2199	4,269,961	0.1
4,831,000 (3)	HSBC Holdings PLC, 6.000%, 12/31/2199	4,927,620	0.1
6,599,000	ING Groep NV, 3.550%, 04/09/2024	6,684,045	0.1
2,147,000 (3)	ING Groep NV, 4.017%, 03/28/2028	2,161,273	0.0
1,659,000 (3)	ING Groep NV, 4.252%, 03/28/2033	1,709,630	0.0
3,483,000	Intercontinental Exchange, Inc., 2.650%, 09/15/2040	2,970,255	0.0
4,325,000	Invitation Homes Operating Partnership L.P., 2.300%, 11/15/2028	3,921,845	0.1
1,200,000 (1)(3)	Itau Unibanco Holding SA/Cayman Island, 3.875%, 04/15/2031	1,138,956	0.0
6,236,000 (3)	JPMorgan Chase & Co., 0.969%, 06/23/2025	5,958,891	0.1
3,479,000 (3)	JPMorgan Chase & Co., 1.040%, 02/04/2027	3,192,138	0.0
7,030,000 (2)(3)	JPMorgan Chase & Co., 1.470%, 09/22/2027	6,486,547	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
3,644,000 (3)	JPMorgan Chase & Co., 1.953%, 02/04/2032	$3,196,066	0.0
6,322,000 (3)	JPMorgan Chase & Co., 2.069%, 06/01/2029	5,831,966	0.1
3,784,000 (3)	JPMorgan Chase & Co., 2.182%, 06/01/2028	3,554,609	0.0
5,000,000 (3)	JPMorgan Chase & Co., 2.301%, 10/15/2025	4,900,182	0.1
4,205,000 (3)	JPMorgan Chase & Co., 2.525%, 11/19/2041	3,466,239	0.0
9,121,000 (3)	JPMorgan Chase & Co., 2.545%, 11/08/2032	8,346,800	0.1
1,548,000 (3)	JPMorgan Chase & Co., 2.580%, 04/22/2032	1,420,350	0.0
4,938,000 (2)(3)	JPMorgan Chase & Co., 2.595%, 02/24/2026	4,846,255	0.1
4,938,000 (2)(3)	JPMorgan Chase & Co., 2.947%, 02/24/2028	4,824,472	0.1
6,204,000 (3)	JPMorgan Chase & Co., 2.963%, 01/25/2033	5,855,270	0.1
6,884,000 (3)	JPMorgan Chase & Co., 3.157%, 04/22/2042	6,263,624	0.1
3,766,000 (3)	JPMorgan Chase & Co., 3.328%, 04/22/2052	3,497,655	0.0
10,000 (3)	JPMorgan Chase & Co., 3.559%, 04/23/2024	10,099	0.0
4,270,000 (3)	JPMorgan Chase & Co., 3.797%, 07/23/2024	4,320,057	0.1
3,700,000 (2)	JPMorgan Chase & Co., 3.875%, 09/10/2024	3,781,761	0.0
2,423,000 (3)	JPMorgan Chase & Co., 3.964%, 11/15/2048	2,485,787	0.0
2,825,000 (3)	JPMorgan Chase & Co., 4.452%, 12/05/2029	2,948,247	0.0
3,310,000	Kilroy Realty L.P., 2.650%, 11/15/2033	2,874,270	0.0
5,408,000	Kilroy Realty L.P., 3.450%, 12/15/2024	5,412,315	0.1
1,644,000	Kite Realty Group L.P., 4.000%, 10/01/2026	1,647,252	0.0
2,500,000 (1)	Kookmin Bank, 2.500%, 11/04/2030	2,236,534	0.0
9,750,000 (1)	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.750%, 06/15/2029	9,207,998	0.1
2,545,000 (3)	Lloyds Banking Group PLC, 2.438%, 02/05/2026	2,456,529	0.0
2,849,000 (3)	Lloyds Banking Group PLC, 2.907%, 11/07/2023	2,853,843	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
9,810,000 (2)	Main Street Capital Corp., 3.000%, 07/14/2026	$9,108,515	0.1
4,310,000	Main Street Capital Corp., 5.200%, 05/01/2024	4,401,383	0.1
7,183,000	Mitsubishi UFJ Financial Group, Inc., 1.412%, 07/17/2025	6,737,183	0.1
3,475,000 (3)	Mitsubishi UFJ Financial Group, Inc., 1.538%, 07/20/2027	3,194,359	0.0
4,479,000	Mitsubishi UFJ Financial Group, Inc., 2.193%, 02/25/2025	4,334,525	0.1
725,000	Mitsubishi UFJ Financial Group, Inc., 2.757%, 09/13/2026	704,679	0.0
2,750,000 (1)(3)	Mizrahi Tefahot Bank Ltd., 3.077%, 04/07/2031	2,568,143	0.0
5,500,000	Mizuho Financial Group Cayman 2 Ltd., 4.200%, 07/18/2022	5,534,986	0.1
4,597,000 (3)	Mizuho Financial Group, Inc., 1.241%, 07/10/2024	4,500,634	0.1
3,417,000 (3)	Mizuho Financial Group, Inc., 2.226%, 05/25/2026	3,279,185	0.0
2,726,000 (3)	Mizuho Financial Group, Inc., 2.555%, 09/13/2025	2,672,289	0.0
660,000 (1)	Mizuho Financial Group, Inc., 3.477%, 04/12/2026	657,935	0.0
3,912,000 (3)	Morgan Stanley, 0.790%, 05/30/2025	3,719,399	0.0
15,500,000 (3)	Morgan Stanley, 1.512%, 07/20/2027	14,269,906	0.2
3,968,000 (3)	Morgan Stanley, 1.593%, 05/04/2027	3,691,679	0.0
3,009,000 (3)	Morgan Stanley, 1.794%, 02/13/2032	2,591,381	0.0
5,414,000 (3)	Morgan Stanley, 2.188%, 04/28/2026	5,235,200	0.1
21,541,000 (3)	Morgan Stanley, 2.239%, 07/21/2032	19,116,649	0.2
2,030,000 (3)	Morgan Stanley, 2.475%, 01/21/2028	1,938,269	0.0
5,581,000 (3)	Morgan Stanley, 2.511%, 10/20/2032	5,043,829	0.1
7,461,000 (2)(3)	Morgan Stanley, 2.630%, 02/18/2026	7,324,211	0.1
4,374,000 (3)	Morgan Stanley, 2.943%, 01/21/2033	4,106,877	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,736,000 (3)	Morgan Stanley, 3.737%, 04/24/2024	$1,754,168	0.0
2,750,000	Morgan Stanley, 3.875%, 01/27/2026	2,804,850	0.0
3,524,000	Morgan Stanley, 4.000%, 07/23/2025	3,609,737	0.0
2,439,000 (3)	Morgan Stanley, 4.457%, 04/22/2039	2,638,521	0.0
5,135,000	MPT Operating Partnership L.P. / MPT Finance Corp., 3.500%, 03/15/2031	4,777,692	0.1
5,050,000 (1)	National Australia Bank Ltd., 2.332%, 08/21/2030	4,400,028	0.1
4,040,000 (1)(3)	National Australia Bank Ltd., 3.347%, 01/12/2037	3,734,256	0.0
3,590,000 (1)(3)	National Australia Bank Ltd., 3.933%, 08/02/2034	3,516,667	0.0
3,865,000 (1)(2)	Nationwide Building Society, 1.500%, 10/13/2026	3,550,921	0.0
9,520,000 (1)(2)(3)	Nationwide Building Society, 4.363%, 08/01/2024	9,669,534	0.1
3,595,000 (3)	NatWest Group PLC, 3.032%, 11/28/2035	3,194,367	0.0
2,910,000 (3)	NatWest Group PLC, 3.073%, 05/22/2028	2,796,762	0.0
6,418,000	NatWest Group PLC, 3.875%, 09/12/2023	6,486,004	0.1
459,000 (3)	NatWest Group PLC, 4.269%, 03/22/2025	464,546	0.0
5,954,000 (3)	NatWest Group PLC, 4.519%, 06/25/2024	6,045,597	0.1
4,725,000 (2)	Navient Corp., 5.000%, 03/15/2027	4,509,091	0.1
1,000,000 (1)(3)	NBK Tier 1 Financing 2 Ltd., 4.500%, 12/31/2199	976,459	0.0
4,015,000 (1)(2)(3)	Nordea Bank Abp, 3.750%, 12/31/2199	3,456,232	0.0
1,345,000 (1)(2)(3)	Nordea Bank ABP, 6.125%, 12/31/2199	1,394,503	0.0
DKK 2 (4)	Nordea Kredit Realkreditaktieselskab, 6.000%, 07/01/2029	—	—
4,918,000 (1)	Northwestern Mutual Global Funding, 1.700%, 06/01/2028	4,511,148	0.1
4,068,000 (1)	Northwestern Mutual Life Insurance Co/The, 3.625%, 09/30/2059	3,703,047	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
2,866,000	Old Republic International Corp., 3.850%, 06/11/2051	$2,669,967	0.0
7,000,000	ORIX Corp., 3.250%, 12/04/2024	7,014,853	0.1
2,000,000 (1)(3)	Oversea-Chinese Banking Corp. Ltd., 1.832%, 09/10/2030	1,886,520	0.0
2,467,000	Owl Rock Capital Corp., 2.875%, 06/11/2028	2,156,270	0.0
2,891,000 (1)(2)	OWL Rock Core Income Corp., 4.700%, 02/08/2027	2,784,062	0.0
1,094,000 (1)	Pacific Life Global Funding II, 1.200%, 06/24/2025	1,024,918	0.0
1,406,000 (1)	Pacific Life Global Funding II, 1.375%, 04/14/2026	1,309,391	0.0
7,385,000 (3)	PartnerRe Finance B LLC, 4.500%, 10/01/2050	7,163,450	0.1
3,412,000	Piedmont Operating Partnership L.P., 3.150%, 08/15/2030	3,197,062	0.0
1,580,000	Piedmont Operating Partnership L.P., 4.450%, 03/15/2024	1,607,641	0.0
1,747,000	Public Storage, 1.950%, 11/09/2028	1,620,297	0.0
5,928,000	Realty Income Corp., 2.200%, 06/15/2028	5,477,182	0.1
726,000	Realty Income Corp., 3.950%, 08/15/2027	746,753	0.0
2,498,000	Realty Income Corp., 4.875%, 06/01/2026	2,637,721	0.0
3,152,000	Regency Centers L.P., 2.950%, 09/15/2029	3,006,878	0.0
1,417,000	Regency Centers L.P., 3.700%, 06/15/2030	1,419,419	0.0
1,250,000	Retail Opportunity Investments Partnership L.P., 5.000%, 12/15/2023	1,274,773	0.0
5,055,000 (1)(2)	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc., 3.875%, 03/01/2031	4,582,484	0.1
5,175,000 (1)(2)	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033	4,542,874	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
2,604,000	Sabra Health Care L.P., 3.200%, 12/01/2031	$2,328,197	0.0
2,622,000 (3)	Santander Holdings USA, Inc., 2.490%, 01/06/2028	2,450,252	0.0
5,965,000 (3)	Santander UK Group Holdings PLC, 2.469%, 01/11/2028	5,557,023	0.1
1,938,000 (1)	Scentre Group Trust 1 / Scentre Group Trust 2, 3.625%, 01/28/2026	1,948,848	0.0
1,350,000 (1)(3)	Shinhan Financial Group Co. Ltd., 2.875%, 12/31/2199	1,233,968	0.0
2,250,000	Simon Property Group L.P., 1.750%, 02/01/2028	2,053,711	0.0
6,383,000 (1)(3)	Societe Generale SA, 1.792%, 06/09/2027	5,760,513	0.1
7,765,000 (1)(3)	Societe Generale SA, 3.337%, 01/21/2033	7,151,724	0.1
2,815,000 (1)(3)	Standard Chartered PLC, 1.456%, 01/14/2027	2,563,274	0.0
5,170,000 (1)(3)	Standard Chartered PLC, 1.822%, 11/23/2025	4,916,494	0.1
3,977,000 (1)(3)	Standard Chartered PLC, 2.608%, 01/12/2028	3,722,604	0.0
6,104,000 (1)(3)	Standard Chartered PLC, 3.265%, 02/18/2036	5,480,595	0.1
9,953,000 (1)(2)(3)	Standard Chartered PLC, 3.603%, 01/12/2033	9,225,175	0.1
4,349,000 (1)(3)	Standard Chartered PLC, 3.971%, 03/30/2026	4,344,556	0.1
3,225,000	Sumitomo Mitsui Financial Group, Inc., 2.448%, 09/27/2024	3,170,790	0.0
300,000	Sumitomo Mitsui Financial Group, Inc., 3.010%, 10/19/2026	294,397	0.0
3,351,000 (1)	Sumitomo Mitsui Trust Bank Ltd., 1.050%, 09/12/2025	3,109,516	0.0
2,817,000 (1)	Sumitomo Mitsui Trust Bank Ltd., 2.800%, 03/10/2027	2,719,448	0.0
3,451,000 (1)(3)	Svenska Handelsbanken AB, 1.418%, 06/11/2027	3,183,469	0.0
3,004,000 (2)	Toronto-Dominion Bank/The, 2.800%, 03/10/2027	2,953,483	0.0
3,244,000 (2)	Truist Financial Corp., 1.125%, 08/03/2027	2,918,656	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
4,450,000 (2)(3)	Truist Financial Corp., 1.267%, 03/02/2027	$4,126,758	0.1
3,609,000 (3)	Truist Financial Corp., 5.100%, 12/31/2199	3,677,571	0.0
1,500,000 (1)	Turkiye Vakiflar Bankasi TAO, 6.500%, 01/08/2026	1,439,445	0.0
3,180,000	UBS AG, 5.125%, 05/15/2024	3,258,877	0.0
4,162,000 (1)(3)	UBS Group AG, 1.008%, 07/30/2024	4,050,572	0.1
3,853,000 (1)(3)	UBS Group AG, 1.364%, 01/30/2027	3,544,694	0.0
1,375,000 (1)(3)	UBS Group AG, 1.494%, 08/10/2027	1,250,046	0.0
5,650,000 (1)(3)	UBS Group AG, 2.095%, 02/11/2032	4,950,713	0.1
7,779,000 (1)(3)	UBS Group AG, 2.859%, 08/15/2023	7,792,172	0.1
4,328,000 (1)(2)(3)	UBS Group AG, 3.179%, 02/11/2043	3,853,880	0.0
1,005,000	Ventas Realty L.P., 5.700%, 09/30/2043	1,192,633	0.0
6,142,000	Visa, Inc., 4.300%, 12/14/2045	6,912,742	0.1
5,017,000 (3)	Wells Fargo & Co., 2.393%, 06/02/2028	4,749,797	0.1
17,000,000 (3)	Wells Fargo & Co., 2.406%, 10/30/2025	16,652,609	0.2
2,500,000 (3)	Wells Fargo & Co., 3.068%, 04/30/2041	2,255,438	0.0
6,670,000	Wells Fargo & Co., 3.750%, 01/24/2024	6,794,310	0.1
1,556,000	Wells Fargo & Co., 4.750%, 12/07/2046	1,698,044	0.0
2,514,000 (2)	Westpac Banking Corp., 1.953%, 11/20/2028	2,319,293	0.0
4,347,000 (2)	Westpac Banking Corp., 2.963%, 11/16/2040	3,663,158	0.0
5,020,000 (2)(3)	Westpac Banking Corp., 3.020%, 11/18/2036	4,468,802	0.1
6,067,000	XLIT Ltd., 4.450%, 03/31/2025	6,241,092	0.1
2,000,000	XLIT Ltd., 5.250%, 12/15/2043	2,410,363	0.0
2,296,000	XLIT Ltd., 5.500%, 03/31/2045	2,723,839	0.0
750,000 (1)(3)	Yapi ve Kredi Bankasi AS, 7.875%, 01/22/2031	739,440	0.0
		1,208,724,945	12.8

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: 2.1%
975,000 (1)(2)	ATP Tower Holdings LLC / Andean Tower Partners Colombia SAS / Andean Telecom Par, 4.050%, 04/27/2026	$927,474	0.0
3,482,000	Berry Global, Inc., 0.950%, 02/15/2024	3,335,732	0.0
4,500,000	Berry Global, Inc., 1.650%, 01/15/2027	4,106,251	0.1
4,700,000 (1)(2)	Berry Global, Inc., 5.625%, 07/15/2027	4,759,173	0.1
3,395,000	Boeing Co/The, 3.250%, 02/01/2028	3,276,952	0.0
5,645,000	Boeing Co/The, 3.250%, 02/01/2035	5,050,978	0.1
1,709,000 (2)	Boeing Co/The, 3.625%, 02/01/2031	1,666,374	0.0
1,269,000	Boeing Co/The, 3.850%, 11/01/2048	1,116,744	0.0
3,324,000	Boeing Co/The, 4.875%, 05/01/2025	3,432,441	0.0
5,400,000	Boeing Co/The, 5.150%, 05/01/2030	5,767,185	0.1
2,599,000	Boeing Co/The, 5.805%, 05/01/2050	3,010,319	0.0
4,735,000 (1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	4,666,342	0.1
2,000,000	Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	2,078,224	0.0
1,165,000	Burlington Northern Santa Fe LLC, 4.450%, 03/15/2043	1,279,998	0.0
2,728,000	Burlington Northern Santa Fe LLC, 5.150%, 09/01/2043	3,256,778	0.0
1,740,000 (2)	Canadian Pacific Railway Co., 2.450%, 12/02/2031	1,618,274	0.0
4,300,000 (1)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	4,300,537	0.1
2,375,000 (1)(2)(3)	Cemex SAB de CV, 5.125%, 12/31/2199	2,334,376	0.0
4,350,000 (1)	Cemex SAB de CV, 5.200%, 09/17/2030	4,334,905	0.1
890,000	CSX Corp., 4.500%, 08/01/2054	984,873	0.0
2,715,000	CSX Corp., 4.650%, 03/01/2068	2,994,184	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
1,550,000 (1)	ENA Master Trust, 4.000%, 05/19/2048	$1,459,271	0.0
1,428,000	FedEx Corp., 3.900%, 02/01/2035	1,423,296	0.0
4,000,000	FedEx Corp., 4.050%, 02/15/2048	3,963,588	0.0
2,096,000	FedEx Corp., 4.250%, 05/15/2030	2,201,692	0.0
2,647,000	FedEx Corp., 4.400%, 01/15/2047	2,718,191	0.0
2,765,812	FedEx Corp. 2020-1 Class AA Pass Through Trust, 1.875%, 08/20/2035	2,527,806	0.0
2,583,000 (2)	Fortune Brands Home & Security, Inc., 4.000%, 03/25/2032	2,590,073	0.0
2,500,000 (1)(2)	GCC SAB de CV, 3.614%, 04/20/2032	2,323,750	0.0
2,436,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	2,620,990	0.0
4,000,000	General Dynamics Corp., 3.500%, 04/01/2027	4,081,017	0.1
5,085,000 (1)(2)	GFL Environmental, Inc., 3.500%, 09/01/2028	4,780,917	0.1
2,000,000 (1)	Klabin Austria GmbH, 3.200%, 01/12/2031	1,746,780	0.0
3,379,000 (2)	Norfolk Southern Corp., 3.650%, 08/01/2025	3,423,138	0.0
1,514,000	Norfolk Southern Corp., 4.100%, 05/15/2121	1,417,021	0.0
434,000	Northrop Grumman Corp., 2.930%, 01/15/2025	435,348	0.0
3,618,000 (1)(2)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 1.200%, 11/15/2025	3,324,969	0.0
4,922,000 (1)(2)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 1.700%, 06/15/2026	4,574,019	0.1
2,335,000	Raytheon Technologies Corp., 3.200%, 03/15/2024	2,361,831	0.0
3,686,000 (2)	Raytheon Technologies Corp., 3.500%, 03/15/2027	3,741,656	0.0
211,000	Raytheon Technologies Corp., 3.650%, 08/16/2023	213,841	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
3,933,000	Raytheon Technologies Corp., 4.450%, 11/16/2038	$4,279,686	0.1
7,750,000	Raytheon Technologies Corp., 4.500%, 06/01/2042	8,576,835	0.1
2,591,000	Republic Services, Inc., 1.750%, 02/15/2032	2,227,894	0.0
3,235,000 (1)	Sealed Air Corp., 1.573%, 10/15/2026	2,951,969	0.0
5,180,000 (1)(2)	Sensata Technologies, Inc., 3.750%, 02/15/2031	4,799,555	0.1
4,773,000 (2)	Silgan Holdings, Inc., 4.125%, 02/01/2028	4,588,380	0.1
2,399,000 (1)	SMBC Aviation Capital Finance DAC, 1.900%, 10/15/2026	2,147,152	0.0
5,083,000 (2)	Sonoco Products Co., 2.250%, 02/01/2027	4,821,108	0.1
6,089,000 (2)	Sonoco Products Co., 2.850%, 02/01/2032	5,698,755	0.1
3,005,000 (1)	Standard Industries, Inc./NJ, 3.375%, 01/15/2031	2,633,898	0.0
6,625,000 (1)	Standard Industries, Inc./NJ, 4.375%, 07/15/2030	6,076,450	0.1
3,275,000 (1)	Summit Digitel Infrastructure Pvt Ltd., 2.875%, 08/12/2031	2,827,392	0.0
5,340,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	5,278,964	0.1
1,160,000 (1)	TD SYNNEX Corp., 1.750%, 08/09/2026	1,064,095	0.0
6,225,000	Teledyne Technologies, Inc., 1.600%, 04/01/2026	5,808,642	0.1
5,745,000 (1)	TTX Co., 3.600%, 01/15/2025	5,839,889	0.1
2,523,000 (2)	Union Pacific Corp., 2.800%, 02/14/2032	2,425,503	0.0
6,633,000	Union Pacific Corp., 3.500%, 02/14/2053	6,509,226	0.1
1,145,000	Union Pacific Corp., 3.550%, 05/20/2061	1,092,825	0.0
		195,875,526	2.1
	Industrials: 0.1%
12,925,000	Misc Capital Two (Labuan) Ltd., 3.750%, 04/06/2027	12,888,293	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: 2.2%
1,977,000	Analog Devices, Inc., 2.800%, 10/01/2041	$1,780,987	0.0
6,345,000	Apple, Inc., 2.650%, 02/08/2051	5,490,948	0.1
8,526,000	Apple, Inc., 2.800%, 02/08/2061	7,358,200	0.1
2,825,000	Apple, Inc., 2.850%, 08/05/2061	2,446,490	0.0
3,900,000	Apple, Inc., 3.750%, 09/12/2047	4,072,778	0.1
963,000	Apple, Inc., 4.450%, 05/06/2044	1,095,191	0.0
1,385,000 (2)	Apple, Inc., 4.500%, 02/23/2036	1,586,756	0.0
3,177,000	CDW LLC / CDW Finance Corp., 3.250%, 02/15/2029	2,923,047	0.0
3,352,000	Citrix Systems, Inc., 1.250%, 03/01/2026	3,263,067	0.0
960,000 (2)	Citrix Systems, Inc., 3.300%, 03/01/2030	950,940	0.0
2,143,000	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	2,323,360	0.0
2,310,000 (2)	DXC Technology Co., 1.800%, 09/15/2026	2,120,967	0.0
2,315,000 (2)	DXC Technology Co., 2.375%, 09/15/2028	2,096,037	0.0
6,895,000	Fiserv, Inc., 3.500%, 07/01/2029	6,794,998	0.1
3,690,000	HP, Inc., 2.650%, 06/17/2031	3,307,500	0.0
7,470,000	HP, Inc., 4.000%, 04/15/2029	7,448,904	0.1
2,895,000 (2)	HP, Inc., 4.050%, 09/15/2022	2,925,792	0.0
2,139,000 (1)	Infor, Inc., 1.450%, 07/15/2023	2,096,864	0.0
1,975,000	Intel Corp., 3.100%, 02/15/2060	1,706,262	0.0
4,751,000 (2)	Intel Corp., 3.200%, 08/12/2061	4,225,498	0.1
12,903,000	Intel Corp., 3.250%, 11/15/2049	11,955,012	0.1
7,595,000	International Business Machines Corp., 3.300%, 05/15/2026	7,681,679	0.1
4,000,000	International Business Machines Corp., 3.500%, 05/15/2029	4,082,903	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
2,708,000 (1)	Kyndryl Holdings, Inc., 2.050%, 10/15/2026	$2,421,628	0.0
6,028,000 (1)(2)	Kyndryl Holdings, Inc., 2.700%, 10/15/2028	5,227,650	0.1
2,667,000 (1)(2)	Kyndryl Holdings, Inc., 3.150%, 10/15/2031	2,251,244	0.0
5,223,000	Microchip Technology, Inc., 2.670%, 09/01/2023	5,208,282	0.1
9,677,000 (2)	Microsoft Corp., 2.921%, 03/17/2052	9,107,924	0.1
2,332,000	NetApp, Inc., 1.875%, 06/22/2025	2,232,645	0.0
7,006,000 (2)	NVIDIA Corp., 1.550%, 06/15/2028	6,447,340	0.1
4,533,000 (1)	NXP BV / NXP Funding LLC, 5.350%, 03/01/2026	4,776,040	0.1
2,510,000 (1)	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.250%, 11/30/2051	2,128,732	0.0
2,761,000 (1)	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.400%, 05/01/2030	2,680,227	0.0
4,960,000 (1)	ON Semiconductor Corp., 3.875%, 09/01/2028	4,742,330	0.1
10,030,000 (1)(2)	Open Text Holdings, Inc., 4.125%, 12/01/2031	9,411,600	0.1
6,520,000	Oracle Corp., 2.300%, 03/25/2028	5,967,975	0.1
1,027,000	Oracle Corp., 3.600%, 04/01/2050	854,301	0.0
2,948,000	Oracle Corp., 3.650%, 03/25/2041	2,582,782	0.0
2,966,000	Oracle Corp., 3.800%, 11/15/2037	2,688,683	0.0
370,000	Oracle Corp., 3.850%, 07/15/2036	341,332	0.0
5,402,000	Oracle Corp., 3.950%, 03/25/2051	4,739,806	0.1
6,590,000	Oracle Corp., 4.000%, 11/15/2047	5,845,489	0.1
1,885,000 (1)	Renesas Electronics Corp., 2.170%, 11/25/2026	1,757,321	0.0
2,498,000	Roper Technologies, Inc., 1.400%, 09/15/2027	2,268,099	0.0
3,601,000	salesforce.com, Inc., 2.700%, 07/15/2041	3,199,579	0.0
1,352,000	salesforce.com, Inc., 2.900%, 07/15/2051	1,204,649	0.0
5,821,000	Seagate HDD Cayman, 3.375%, 07/15/2031	5,187,501	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
2,755,000 (1)	TSMC Global Ltd., 0.750%, 09/28/2025	$2,554,192	0.0
2,915,000 (1)	TSMC Global Ltd., 1.000%, 09/28/2027	2,562,345	0.0
5,540,000	VMware, Inc., 1.400%, 08/15/2026	5,094,187	0.1
2,395,000	VMware, Inc., 1.800%, 08/15/2028	2,129,057	0.0
360,000 (2)	Western Digital Corp., 2.850%, 02/01/2029	329,616	0.0
1,980,000	Workday, Inc., 3.500%, 04/01/2027	1,980,835	0.0
3,465,000	Workday, Inc., 3.700%, 04/01/2029	3,475,860	0.0
2,986,000	Workday, Inc., 3.800%, 04/01/2032	2,984,007	0.0
7,806,000 (1)	Ziff Davis, Inc., 4.625%, 10/15/2030	7,445,051	0.1
		211,562,489	2.2
	Utilities: 4.5%
1,059,000	AEP Texas, Inc., 3.450%, 01/15/2050	944,303	0.0
3,671,000 (1)	AEP Texas, Inc., 3.850%, 10/01/2025	3,713,486	0.1
2,870,000	AES Corp./The, 1.375%, 01/15/2026	2,642,902	0.0
3,943,000 (1)	AES Corp./The, 3.950%, 07/15/2030	3,913,966	0.1
2,480,000	Alabama Power Co., 3.450%, 10/01/2049	2,311,137	0.0
3,573,000 (1)(2)	Alliant Energy Finance LLC, 3.600%, 03/01/2032	3,479,014	0.1
10,755,000 (1)	Alliant Energy Finance LLC, 3.750%, 06/15/2023	10,880,674	0.1
3,136,000 (2)	American Electric Power Co., Inc., 3.250%, 03/01/2050	2,723,212	0.0
3,830,000 (3)	American Electric Power Co., Inc., 3.875%, 02/15/2062	3,541,093	0.1
4,045,000 (1)	American Transmission Systems, Inc., 2.650%, 01/15/2032	3,741,816	0.1
4,130,000 (1)	American Transmission Systems, Inc., 5.000%, 09/01/2044	4,559,765	0.1
2,812,000 (2)	Appalachian Power Co., 2.700%, 04/01/2031	2,609,602	0.0
2,011,000	Appalachian Power Co., 3.700%, 05/01/2050	1,883,103	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
2,595,000	Arizona Public Service Co., 4.200%, 08/15/2048	$2,576,418	0.0
9,776,000	Avangrid, Inc., 3.200%, 04/15/2025	9,756,058	0.1
3,422,000	Baltimore Gas and Electric Co., 2.250%, 06/15/2031	3,119,544	0.0
3,953,000 (2)	Berkshire Hathaway Energy Co., 1.650%, 05/15/2031	3,447,392	0.0
3,615,000	Black Hills Corp., 2.500%, 06/15/2030	3,291,780	0.0
3,250,000	Black Hills Corp., 3.050%, 10/15/2029	3,119,503	0.0
1,720,000	Black Hills Corp., 4.250%, 11/30/2023	1,753,791	0.0
2,750,000	Black Hills Corp., 4.350%, 05/01/2033	2,803,067	0.0
566,000	CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/2042	555,524	0.0
2,166,000 (1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	2,119,861	0.0
3,430,000 (3)	CMS Energy Corp., 3.750%, 12/01/2050	3,035,550	0.0
7,338,000 (3)	CMS Energy Corp., 4.750%, 06/01/2050	7,282,965	0.1
2,519,000	Commonwealth Edison Co., 3.750%, 08/15/2047	2,516,030	0.0
1,864,000	Consolidated Edison Co. of New York, Inc., 4.000%, 11/15/2057	1,830,032	0.0
2,591,000	Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/2054	2,831,301	0.0
831,000	Consolidated Edison Co. of New York, Inc., 5.300%, 03/01/2035	928,516	0.0
2,732,000 (2)	Dominion Energy South Carolina, Inc., 2.300%, 12/01/2031	2,496,231	0.0
8,182,000 (3)	Dominion Energy, Inc., 4.350%, 12/31/2199	7,953,395	0.1
4,865,000 (3)	Dominion Energy, Inc., 4.650%, 12/31/2199	4,840,675	0.1
1,472,000 (2)	Duke Energy Carolinas LLC, 2.550%, 04/15/2031	1,383,027	0.0
2,523,000	Duke Energy Carolinas LLC, 3.700%, 12/01/2047	2,471,869	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
587,000	Duke Energy Carolinas LLC, 3.750%, 06/01/2045	$579,901	0.0
1,832,000	Duke Energy Carolinas LLC, 3.875%, 03/15/2046	1,848,682	0.0
185,000	Duke Energy Carolinas LLC, 3.950%, 03/15/2048	190,644	0.0
3,620,000	Duke Energy Carolinas LLC, 4.000%, 09/30/2042	3,715,150	0.1
182,000	Duke Energy Carolinas LLC, 4.250%, 12/15/2041	191,022	0.0
2,155,000 (3)	Duke Energy Corp., 4.875%, 12/31/2199	2,183,295	0.0
4,575,000	Duke Energy Florida LLC, 2.400%, 12/15/2031	4,226,947	0.1
2,249,000 (2)	Duke Energy Florida LLC, 3.000%, 12/15/2051	2,015,600	0.0
720,000	Duke Energy Florida LLC, 4.200%, 07/15/2048	770,505	0.0
2,000,000	Duke Energy Indiana LLC, 2.750%, 04/01/2050	1,692,434	0.0
5,147,000	Duke Energy Indiana LLC, 3.250%, 10/01/2049	4,593,107	0.1
1,890,000	Duke Energy Ohio, Inc., 2.125%, 06/01/2030	1,720,002	0.0
2,588,000	Duke Energy Ohio, Inc., 3.700%, 06/15/2046	2,518,951	0.0
3,723,000	Duke Energy Progress LLC, 3.700%, 10/15/2046	3,623,588	0.1
5,143,000	Duke Energy Progress LLC, 4.100%, 05/15/2042	5,318,215	0.1
219,000	Duke Energy Progress LLC, 4.100%, 03/15/2043	224,096	0.0
2,505,000	Duke Energy Progress LLC, 4.200%, 08/15/2045	2,627,775	0.0
2,390,000 (1)	Duquesne Light Holdings, Inc., 2.532%, 10/01/2030	2,147,528	0.0
4,699,000	Entergy Arkansas LLC, 2.650%, 06/15/2051	3,850,406	0.1
4,827,000 (2)	Entergy Arkansas LLC, 4.200%, 04/01/2049	5,193,332	0.1
4,202,000	Entergy Corp., 0.900%, 09/15/2025	3,858,135	0.1
3,955,000	Entergy Corp., 2.400%, 06/15/2031	3,556,199	0.1
1,869,000	Entergy Corp., 2.800%, 06/15/2030	1,754,454	0.0
4,000,000	Entergy Louisiana LLC, 4.200%, 04/01/2050	4,246,841	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
2,172,000	Entergy Texas, Inc., 4.000%, 03/30/2029	$2,268,155	0.0
2,882,000	Evergy Kansas Central, Inc., 3.250%, 09/01/2049	2,609,171	0.0
2,520,000 (2)	Evergy Metro, Inc., 2.250%, 06/01/2030	2,316,842	0.0
2,943,000	Eversource Energy, 0.800%, 08/15/2025	2,711,203	0.0
2,750,000	Eversource Energy, 1.400%, 08/15/2026	2,541,225	0.0
4,991,000	Eversource Energy, 2.900%, 03/01/2027	4,899,028	0.1
2,991,000	Eversource Energy, 3.375%, 03/01/2032	2,929,133	0.0
1,060,000	Exelon Corp., 4.050%, 04/15/2030	1,095,655	0.0
1,585,000	Exelon Corp., 4.700%, 04/15/2050	1,748,939	0.0
3,500,000	Florida Power & Light Co., 2.875%, 12/04/2051	3,144,831	0.0
1,725,000	Fortis, Inc./Canada, 3.055%, 10/04/2026	1,707,534	0.0
3,055,000	Georgia Power Co., 2.200%, 09/15/2024	2,998,466	0.0
2,124,000	Georgia Power Co., 5.750%, 04/15/2023	2,188,089	0.0
4,000,000	Indiana Michigan Power Co., 3.250%, 05/01/2051	3,585,679	0.1
6,060,000	Inkia Energy Ltd., 5.875%, 11/09/2027	5,860,050	0.1
2,513,000	Interstate Power and Light Co., 3.100%, 11/30/2051	2,156,555	0.0
4,400,000 (2)	Interstate Power and Light Co., 3.250%, 12/01/2024	4,423,504	0.1
3,462,000	IPALCO Enterprises, Inc., 4.250%, 05/01/2030	3,473,229	0.0
1,579,000 (1)	Jersey Central Power & Light Co., 2.750%, 03/01/2032	1,472,678	0.0
3,199,000 (1)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	3,269,288	0.0
1,950,000 (1)	Metropolitan Edison Co., 3.500%, 03/15/2023	1,960,777	0.0
500,000	MidAmerican Energy Co., 4.400%, 10/15/2044	538,748	0.0
4,552,000	Mississippi Power Co., 4.250%, 03/15/2042	4,576,228	0.1
271,000	Mississippi Power Co., 4.750%, 10/15/2041	274,479	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
2,460,000 (1)(2)	Monongahela Power Co., 3.550%, 05/15/2027	$2,461,126	0.0
3,392,000 (1)	Narragansett Electric Co/The, 3.395%, 04/09/2030	3,338,605	0.0
5,417,000	National Rural Utilities Cooperative Finance Corp., 2.400%, 03/15/2030	5,055,596	0.1
5,090,000 (2)	National Rural Utilities Cooperative Finance Corp., 2.750%, 04/15/2032	4,816,051	0.1
2,880,000 (3)	National Rural Utilities Cooperative Finance Corp., 4.750%, 04/30/2043	2,810,630	0.0
8,110,000 (2)	NextEra Energy Capital Holdings, Inc., 1.875%, 01/15/2027	7,619,188	0.1
2,635,000 (2)	NextEra Energy Capital Holdings, Inc., 1.900%, 06/15/2028	2,433,143	0.0
2,698,000	NextEra Energy Capital Holdings, Inc., 2.440%, 01/15/2032	2,470,273	0.0
5,680,000 (3)	NextEra Energy Capital Holdings, Inc., 3.800%, 03/15/2082	5,249,849	0.1
4,000,000	NiSource, Inc., 0.950%, 08/15/2025	3,680,368	0.1
1,453,000	NiSource, Inc., 5.950%, 06/15/2041	1,700,437	0.0
1,915,000	NSTAR Electric Co., 1.950%, 08/15/2031	1,693,633	0.0
2,992,000 (2)	Oglethorpe Power Corp., 3.750%, 08/01/2050	2,823,372	0.0
7,408,000	ONE Gas, Inc., 1.100%, 03/11/2024	7,150,731	0.1
1,861,000	Pacific Gas and Electric Co., 4.250%, 03/15/2046	1,614,474	0.0
4,188,000	Pacific Gas and Electric Co., 4.300%, 03/15/2045	3,577,279	0.1
2,484,000	Pacific Gas and Electric Co., 4.450%, 04/15/2042	2,208,559	0.0
664,000	PacifiCorp, 4.150%, 02/15/2050	694,526	0.0
500,000	PECO Energy Co., 3.700%, 09/15/2047	504,426	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
1,138,000	PECO Energy Co., 4.150%, 10/01/2044	$1,186,531	0.0
750,000 (1)	Perusahaan Listrik Negara PT, 5.375%, 01/25/2029	805,043	0.0
2,675,000	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	2,873,164	0.0
4,500,000 (1)	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	4,833,360	0.1
2,035,000	Piedmont Natural Gas Co., Inc., 3.350%, 06/01/2050	1,821,754	0.0
1,200,000 (1)	Promigas SA ESP / Gases del Pacifico SAC, 3.750%, 10/16/2029	1,089,090	0.0
500,000	Public Service Electric and Gas Co., 3.600%, 12/01/2047	496,417	0.0
2,889,000	Public Service Enterprise Group, Inc., 0.800%, 08/15/2025	2,667,018	0.0
2,541,000 (2)	Public Service Enterprise Group, Inc., 1.600%, 08/15/2030	2,176,444	0.0
9,295,000	Public Service Enterprise Group, Inc., 2.450%, 11/15/2031	8,454,484	0.1
3,937,000	Sempra Energy, 3.800%, 02/01/2038	3,870,405	0.1
8,135,000 (3)	Sempra Energy, 4.125%, 04/01/2052	7,615,146	0.1
3,344,000 (2)(3)	Sempra Energy, 4.875%, 12/31/2199	3,369,080	0.0
5,750,000	Sierra Pacific Power Co., 2.600%, 05/01/2026	5,654,497	0.1
9,284,000	South Jersey Industries, Inc., 5.020%, 04/15/2031	9,131,176	0.1
1,570,000 (2)	Southern California Edison Co., 3.650%, 02/01/2050	1,459,797	0.0
813,000	Southern California Edison Co., 4.050%, 03/15/2042	784,201	0.0
1,444,000	Southern Co. Gas Capital Corp., 4.400%, 05/30/2047	1,457,525	0.0
1,680,000	Southern Co. Gas Capital Corp., 5.875%, 03/15/2041	1,982,506	0.0
6,902,000 (3)	Southern Co/The, 3.750%, 09/15/2051	6,381,244	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
4,975,000 (3)	Southern Co/The, 4.000%, 01/15/2051	$4,825,750	0.1
2,508,000	Southwest Gas Corp., 4.050%, 03/15/2032	2,504,140	0.0
4,444,000	Southwestern Electric Power Co., 1.650%, 03/15/2026	4,183,289	0.1
1,709,000	Tampa Electric Co., 4.350%, 05/15/2044	1,778,619	0.0
3,623,000	Tucson Electric Power Co., 1.500%, 08/01/2030	3,104,143	0.0
1,710,000	Tucson Electric Power Co., 4.850%, 12/01/2048	1,931,043	0.0
2,260,000	Union Electric Co., 3.900%, 09/15/2042	2,245,478	0.0
1,915,000	Virginia Electric and Power Co., 3.450%, 09/01/2022	1,920,972	0.0
5,165,000	Virginia Electric and Power Co., 3.800%, 09/15/2047	5,179,788	0.1
5,000,000 (1)(2)	Vistra Operations Co. LLC, 4.375%, 05/01/2029	4,731,450	0.1
2,276,000	Washington Gas Light Co., 3.650%, 09/15/2049	2,200,607	0.0
4,673,000	WEC Energy Group, Inc., 1.375%, 10/15/2027	4,211,647	0.1
2,748,000	WEC Energy Group, Inc., 2.200%, 12/15/2028	2,523,586	0.0
1,500,000 (2)	Wisconsin Electric Power Co., 1.700%, 06/15/2028	1,358,195	0.0
3,590,000	Wisconsin Public Service Corp., 3.671%, 12/01/2042	3,450,383	0.0
		420,613,135	4.5
	Total Corporate Bonds/Notes
	(Cost $3,930,184,835)	3,700,022,034	39.2
COLLATERALIZED MORTGAGE OBLIGATIONS: 15.6%
1,919,765	Alternative Loan Trust 2004-J7 MI, 1.477%, (US0001M + 1.020%), 10/25/2034	1,915,225	0.0
478,113	Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	413,750	0.0
593,764	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	554,718	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,202,108	Alternative Loan Trust 2005-J2 1A12, 0.857%, (US0001M + 0.400%), 04/25/2035	$1,007,124	0.0
645,004	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	414,897	0.0
127,377	Alternative Loan Trust 2006-18CB A10, 0.857%, (US0001M + 0.400%), 07/25/2036	68,327	0.0
765,818	Alternative Loan Trust 2006-19CB A28, 1.057%, (US0001M + 0.600%), 08/25/2036	388,312	0.0
900,814	Alternative Loan Trust 2007-23CB A3, 0.957%, (US0001M + 0.500%), 09/25/2037	435,119	0.0
2,042,208	Alternative Loan Trust 2007-2CB 2A1, 1.057%, (US0001M + 0.600%), 03/25/2037	953,752	0.0
877,156	Alternative Loan Trust 2007-3T1 1A11, 6.000%, 04/25/2037	524,536	0.0
800,282	Alternative Loan Trust 2007-8CB A3, 0.957%, (US0001M + 0.500%), 05/25/2037	423,653	0.0
1,696,004	American Home Mortgage Assets Trust 2007-4 A4, 1.037%, (US0001M + 0.290%), 08/25/2037	1,633,388	0.0
1,046,333 (1)(3)	Arroyo Mortgage Trust 2019-3 A3, 3.416%, 10/25/2048	1,017,171	0.0
619,315	Banc of America Funding 2007-2 1A16 Trust, 1.057%, (US0001M + 0.600%), 03/25/2037	499,883	0.0
755,210 (5)	Banc of America Mortgage 2007-2 A8 Trust, 6.000%, 05/25/2037	64,955	0.0
873,659 (3)	Bear Stearns ALT-A Trust 2005-4 23A1, 2.627%, 05/25/2035	869,224	0.0
1,121,480 (3)	Bear Stearns ALT-A Trust 2005-7 21A1, 2.627%, 09/25/2035	1,013,993	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,367,819	Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 0.647%, (US0001M + 0.190%), 01/25/2037	$2,197,959	0.0
2,000,000 (1)	Bellemeade Re 2019-1A M2 Ltd., 3.157%, (US0001M + 2.700%), 03/25/2029	1,982,705	0.0
13,147,000 (1)	Bellemeade RE 2021-3 A M1C Ltd., 1.649%, (SOFR30A + 1.550%), 09/25/2031	12,652,980	0.2
1,000,000 (1)	Bellemeade Re 2022-1 M1C Ltd., 3.799%, (SOFR30A + 3.700%), 01/26/2032	964,093	0.0
1,826,462 (1)(3)	Chase Mortgage Finance Corp. 2019-1 B2, 3.917%, 03/25/2050	1,793,204	0.0
2,134,913 (1)(3)	Chase Mortgage Finance Corp. 2019-1 B3, 3.917%, 03/25/2050	2,093,888	0.0
1,119,119 (3)	CHL Mortgage Pass-Through Trust 2004-22 A3, 2.696%, 11/25/2034	1,115,248	0.0
480,178	CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	315,186	0.0
951,239 (1)(3)	CHNGE Mortgage Trust 2022-1 A1, 3.007%, 01/25/2067	929,038	0.0
154,506 (1)(3)	CIM Trust 2019-INV1 A1, 4.000%, 02/25/2049	155,268	0.0
339,379 (1)(3)	CIM Trust 2019-INV3 A3, 3.500%, 08/25/2049	337,745	0.0
2,837,489 (1)(3)	CIM Trust 2019-J2 B2, 3.770%, 10/25/2049	2,778,827	0.0
945,830 (1)(3)	CIM Trust 2019-J2 B3, 3.770%, 10/25/2049	922,796	0.0
2,600,000 (1)(3)	CIM Trust 2019-R5 M2, 3.250%, 09/25/2059	2,528,767	0.0
3,170,729 (1)(3)	CIM Trust 2020-J1 B3, 3.451%, 07/25/2050	2,986,159	0.0
867,783	Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/2036	851,937	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
736,903 (3)	Citigroup Mortgage Loan Trust 2006-AR9 2A, 2.829%, 11/25/2036	$673,437	0.0
342,339 (3)	Citigroup Mortgage Loan Trust 2007-10 22AA, 3.185%, 09/25/2037	324,203	0.0
1,018,874 (1)(3)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	1,013,094	0.0
1,375,505 (1)(3)	Citigroup Mortgage Loan Trust 2021-J2 B2W, 2.775%, 07/25/2051	1,238,894	0.0
1,545,974 (1)(3)	Citigroup Mortgage Loan Trust 2021-J2 B3W, 2.775%, 07/25/2051	1,374,817	0.0
4,578,457 (1)	Connecticut Avenue Securities Trust 2020-R02 2B1, 3.457%, (US0001M + 3.000%), 01/25/2040	4,207,528	0.1
3,168,775 (1)	Connecticut Avenue Securities Trust 2020-R02 2M2, 2.457%, (US0001M + 2.000%), 01/25/2040	3,159,355	0.1
4,800,000 (1)	Connecticut Avenue Securities Trust 2021-R01 1B1, 3.199%, (SOFR30A + 3.100%), 10/25/2041	4,431,830	0.1
2,000,000 (1)	Connecticut Avenue Securities Trust 2021-R03 1B1, 2.849%, (SOFR30A + 2.750%), 12/25/2041	1,817,368	0.0
13,600,000 (1)	Connecticut Avenue Securities Trust 2022-R01 1B1, 3.249%, (SOFR30A + 3.150%), 12/25/2041	12,661,924	0.2
1,500,000 (1)	Connecticut Avenue Securities Trust 2022-R02 2B1, 4.599%, (SOFR30A + 4.500%), 01/25/2042	1,421,380	0.0
433,470	Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.957%, (US0001M + 0.500%), 11/25/2035	233,298	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
963,144 (1)	CSMC Series 2008-2R 1A1, 6.000%, 07/25/2037	$900,061	0.0
869,187 (1)(3)	CSMC Trust 2015-2 B3, 3.906%, 02/25/2045	866,577	0.0
58,736,587 (3)(5)	Deutsche ALT-A Securities, Inc. ALT 07-AB1 X, 0.777%, 04/25/2037	2,231,949	0.0
5,000,000 (1)	Eagle RE 2021-2 M1C Ltd., 3.549%, (SOFR30A + 3.450%), 04/25/2034	4,765,177	0.1
800,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 1M2, 4.107%, (US0001M + 3.650%), 02/25/2040	785,090	0.0
2,680,360 (5)	Fannie Mae 2008-12 SC, 5.893%, (-1.000*US0001M + 6.350%), 03/25/2038	423,380	0.0
9,144,334	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	9,562,580	0.1
500,819	Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	493,292	0.0
5,919,751	Fannie Mae 2012-66 EP, 4.000%, 06/25/2042	6,347,558	0.1
1,520,500	Fannie Mae 2013-116 UB, 4.000%, 11/25/2043	1,519,755	0.0
2,276,383	Fannie Mae 2013-20 DL, 4.000%, 03/25/2033	2,339,898	0.0
17,564,525 (5)	Fannie Mae 2016-82 SD, 5.593%, (-1.000*US0001M + 6.050%), 11/25/2046	2,579,491	0.0
1,053,269	Fannie Mae 2016-88 EA, 3.500%, 01/25/2045	1,061,107	0.0
10,828,579 (5)	Fannie Mae 2018-86 US, 6.133%, (-1.000*US0001M + 6.590%), 09/25/2040	1,877,776	0.0
4,811,429	Fannie Mae Connecticut Avenue Securities, 6.157%, (US0001M + 5.700%), 04/25/2028	5,151,558	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,384,184	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.457%, (US0001M + 4.000%), 05/25/2025	$2,387,328	0.0
6,761,312	Fannie Mae Connecticut Avenue Securities 2015-C04 2M2, 6.007%, (US0001M + 5.550%), 04/25/2028	7,027,798	0.1
984,986	Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 4.757%, (US0001M + 4.300%), 02/25/2025	993,396	0.0
325,699	Fannie Mae Connecticut Avenue Securities 2016-C01 2M2, 7.407%, (US0001M + 6.950%), 08/25/2028	346,128	0.0
2,163,731	Fannie Mae Connecticut Avenue Securities 2017-C01 1M2, 4.007%, (US0001M + 3.550%), 07/25/2029	2,204,575	0.0
3,709,193	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.457%, (US0001M + 3.000%), 10/25/2029	3,790,633	0.1
10,100,515	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 3.307%, (US0001M + 2.850%), 11/25/2029	10,282,470	0.1
5,618,079	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 2.957%, (US0001M + 2.500%), 05/25/2030	5,660,895	0.1
7,568,064	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 3.257%, (US0001M + 2.800%), 02/25/2030	7,708,912	0.1
528,800	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 2.607%, (US0001M + 2.150%), 10/25/2030	531,289	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
9,884,847	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 2.457%, (US0001M + 2.000%), 03/25/2031	$9,884,633	0.1
8,580,332	Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 2.557%, (US0001M + 2.100%), 03/25/2031	8,567,556	0.1
670,356 (1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 2.757%, (US0001M + 2.300%), 08/25/2031	670,585	0.0
2,500,000 (1)	Fannie Mae Connecticut Avenue Securities 2021-R02 2B1, 3.399%, (SOFR30A + 3.300%), 11/25/2041	2,327,111	0.0
2,736,865 (1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 2.907%, (US0001M + 2.450%), 07/25/2031	2,744,962	0.0
1,000,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R05 1B1, 4.557%, (US0001M + 4.100%), 07/25/2039	999,478	0.0
1,331,415 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 2.507%, (US0001M + 2.050%), 01/25/2040	1,330,897	0.0
500,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 2M2, 4.107%, (US0001M + 3.650%), 02/25/2040	498,885	0.0
6,644	Fannie Mae Grantor Trust 1998-T2 A6, 1.002%, (US0001M + 0.550%), 01/25/2032	6,580	0.0
138,704 (5)	Fannie Mae Interest Strip Series 418 20, 3.000%, 05/25/2043	16,635	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
642,768 (5)	Fannie Mae Interest Strip Series 418 59, 3.000%, 08/25/2028	$33,944	0.0
80,802	Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	84,842	0.0
28,353 (5)	Fannie Mae REMIC Trust 1999-6 SE, 7.244%, (-1.000*US0001M + 7.685%), 02/17/2029	774	0.0
769,889	Fannie Mae REMIC Trust 2003-105 AZ, 5.500%, 10/25/2033	830,622	0.0
290,115	Fannie Mae REMIC Trust 2003-45 FJ, 1.731%, (US0001M + 1.500%), 06/25/2033	303,851	0.0
929,803 (5)	Fannie Mae REMIC Trust 2003-66 SA, 7.193%, (-1.000*US0001M + 7.650%), 07/25/2033	176,178	0.0
188,350 (5)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	39,730	0.0
458,594	Fannie Mae REMIC Trust 2003-84 PZ, 5.000%, 09/25/2033	484,904	0.0
707,650	Fannie Mae REMIC Trust 2004-50 VZ, 5.500%, 07/25/2034	753,663	0.0
15,486	Fannie Mae REMIC Trust 2004-56 FE, 0.907%, (US0001M + 0.450%), 10/25/2033	15,559	0.0
366,313	Fannie Mae REMIC Trust 2004-7 Z, 5.500%, 02/25/2034	389,292	0.0
702,608	Fannie Mae REMIC Trust 2004-75 ZG, 4.500%, 10/25/2034	735,602	0.0
2,003,046	Fannie Mae REMIC Trust 2005-25 Z, 5.000%, 04/25/2035	2,120,337	0.0
90,524	Fannie Mae REMIC Trust 2006-104 ES, 31.167%, (-5.000*US0001M + 33.450%), 11/25/2036	151,613	0.0
1,611,308 (5)	Fannie Mae REMIC Trust 2006-12 SD, 6.293%, (-1.000*US0001M + 6.750%), 10/25/2035	197,929	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
580,789 (5)	Fannie Mae REMIC Trust 2006-123 UI, 6.283%, (-1.000*US0001M + 6.740%), 01/25/2037	$102,640	0.0
102,433 (5)	Fannie Mae REMIC Trust 2006-72 HS, 6.243%, (-1.000*US0001M + 6.700%), 08/25/2026	7,621	0.0
16,385	Fannie Mae REMIC Trust 2007-10 Z, 6.000%, 02/25/2037	17,996	0.0
2,871,606 (5)	Fannie Mae REMIC Trust 2007-91 AS, 5.943%, (-1.000*US0001M + 6.400%), 10/25/2037	501,012	0.0
1,206,624	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	1,261,400	0.0
5,743,423 (3)	Fannie Mae REMIC Trust 2009-50 HZ, 5.534%, 02/25/2049	6,198,076	0.1
1,261,396 (5)	Fannie Mae REMIC Trust 2009-90 TS, 5.693%, (-1.000*US0001M + 6.150%), 11/25/2039	183,894	0.0
745,983 (5)	Fannie Mae REMIC Trust 2010-118 GS, 5.493%, (-1.000*US0001M + 5.950%), 10/25/2039	19,116	0.0
3,276,553 (5)	Fannie Mae REMIC Trust 2010-123 SL, 5.613%, (-1.000*US0001M + 6.070%), 11/25/2040	404,343	0.0
4,041,977 (5)	Fannie Mae REMIC Trust 2010-41 SB, 5.943%, (-1.000*US0001M + 6.400%), 05/25/2040	583,236	0.0
1,019,165 (5)	Fannie Mae REMIC Trust 2010-43 VS, 5.993%, (-1.000*US0001M + 6.450%), 05/25/2040	133,354	0.0
5,941,933	Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	6,317,221	0.1
811,094 (5)	Fannie Mae REMIC Trust 2011-102 SA, 6.143%, (-1.000*US0001M + 6.600%), 10/25/2041	127,138	0.0
2,323,680	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	2,476,756	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,929,598 (5)	Fannie Mae REMIC Trust 2011-93 GS, 6.093%, (-1.000*US0001M + 6.550%), 04/25/2039	$315,383	0.0
3,608,505 (5)	Fannie Mae REMIC Trust 2012-122 SB, 5.693%, (-1.000*US0001M + 6.150%), 11/25/2042	656,324	0.0
2,019,848 (5)	Fannie Mae REMIC Trust 2012-128 LI, 3.500%, 06/25/2042	139,923	0.0
4,653,790 (5)	Fannie Mae REMIC Trust 2012-133 AS, 5.743%, (-1.000*US0001M + 6.200%), 10/25/2042	794,115	0.0
681,164 (5)	Fannie Mae REMIC Trust 2012-149 GI, 3.500%, 06/25/2042	58,377	0.0
873,997 (5)	Fannie Mae REMIC Trust 2012-15 SP, 6.163%, (-1.000*US0001M + 6.620%), 06/25/2040	22,282	0.0
1,078,006 (5)	Fannie Mae REMIC Trust 2012-24 HS, 6.093%, (-1.000*US0001M + 6.550%), 09/25/2040	71,584	0.0
1,455,553 (5)	Fannie Mae REMIC Trust 2012-30 QS, 6.143%, (-1.000*US0001M + 6.600%), 04/25/2031	47,441	0.0
652,299 (5)	Fannie Mae REMIC Trust 2012-68 YS, 6.243%, (-1.000*US0001M + 6.700%), 07/25/2042	91,167	0.0
1,347,344 (5)	Fannie Mae REMIC Trust 2013-26 JS, 5.743%, (-1.000*US0001M + 6.200%), 10/25/2032	130,249	0.0
5,089,735 (5)	Fannie Mae REMIC Trust 2013-60 DS, 5.743%, (-1.000*US0001M + 6.200%), 06/25/2033	660,124	0.0
5,104,779 (5)	Fannie Mae REMIC Trust 2013-9 SM, 5.793%, (-1.000*US0001M + 6.250%), 02/25/2033	655,483	0.0
1,423,727 (5)	Fannie Mae REMIC Trust 2014-17 DS, 5.743%, (-1.000*US0001M + 6.200%), 02/25/2043	78,484	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,231,661 (5)	Fannie Mae REMIC Trust 2014-28 BS, 5.743%, (-1.000*US0001M + 6.200%), 08/25/2043	$113,018	0.0
32,356,160 (5)	Fannie Mae REMIC Trust 2015-79 SA, 5.793%, (-1.000*US0001M + 6.250%), 11/25/2045	4,778,270	0.1
13,251,183 (5)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	2,768,352	0.0
22,004,108 (5)	Fannie Mae REMICS 16-60 SB, 5.643%, (-1.000*US0001M + 6.100%), 09/25/2046	3,200,189	0.1
78,961 (5)	Fannie Mae REMICS 1997-18 SG, 7.659%, (-1.000*US0001M + 8.100%), 03/17/2027	4,872	0.0
24,806 (5)	Fannie Mae REMICS 1997-91 FC, 0.452%, (US0001M + (8.500)%), 11/25/2023	8	0.0
38 (5)	Fannie Mae REMICS 1999-57 SC, 9.309%, (-1.000*US0001M + 9.750%), 11/17/2029	2	0.0
208,618 (5)	Fannie Mae REMICS 2001-72 SC, 1.000%, (-1.000*US0001M + 8.500%), 12/25/2031	6,869	0.0
48,161 (5)	Fannie Mae REMICS 2001-8 SK, 8.282%, (-1.000*US0001M + 8.750%), 03/18/2031	3,620	0.0
406,279 (5)	Fannie Mae REMICS 2003-49 SW, 6.543%, (-1.000*US0001M + 7.000%), 01/25/2033	64,149	0.0
3,752,251 (5)	Fannie Mae REMICS 2004-54 SN, 6.593%, (-1.000*US0001M + 7.050%), 07/25/2034	562,845	0.0
7,051,572 (5)	Fannie Mae REMICS 2005-75 ES, 5.593%, (-1.000*US0001M + 6.050%), 09/25/2035	1,009,028	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
719,650 (5)	Fannie Mae REMICS 2005-75 SP, 6.293%, (-1.000*US0001M + 6.750%), 08/25/2035	$78,467	0.0
1,865,751 (5)	Fannie Mae REMICS 2006-56 SM, 6.293%, (-1.000*US0001M + 6.750%), 07/25/2036	260,549	0.0
420,386 (5)	Fannie Mae REMICS 2007-21 SB, 5.943%, (-1.000*US0001M + 6.400%), 03/25/2037	27,968	0.0
1,095,035 (5)	Fannie Mae REMICS 2007-52 NS, 5.993%, (-1.000*US0001M + 6.450%), 06/25/2037	183,794	0.0
932,105 (5)	Fannie Mae REMICS 2007-85 SM, 6.003%, (-1.000*US0001M + 6.460%), 09/25/2037	147,534	0.0
309,885	Fannie Mae REMICS 2008-16 Z, 5.500%, 03/25/2038	331,119	0.0
5,730,916 (5)	Fannie Mae REMICS 2009-66 SP, 5.643%, (-1.000*US0001M + 6.100%), 09/25/2039	740,972	0.0
3,681,562 (5)	Fannie Mae REMICS 2010-1 S, 5.793%, (-1.000*US0001M + 6.250%), 02/25/2040	600,994	0.0
5,719,444 (5)	Fannie Mae REMICS 2010-150 SJ, 6.023%, (-1.000*US0001M + 6.480%), 01/25/2041	950,799	0.0
1,048,667 (5)	Fannie Mae REMICS 2010-35 CS, 5.993%, (-1.000*US0001M + 6.450%), 04/25/2050	129,862	0.0
1,028,269	Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	1,100,229	0.0
6,144,522	Fannie Mae REMICS 2011-101 DB, 4.000%, 10/25/2041	6,317,008	0.1
3,315,825	Fannie Mae REMICS 2011-116 ZA, 3.500%, 11/25/2041	3,343,513	0.1
77,068	Fannie Mae REMICS 2011-127 UY, 3.500%, 12/25/2041	75,475	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,944,862	Fannie Mae REMICS 2011-136 PZ, 4.000%, 01/25/2042	$6,135,564	0.1
7,309,461 (5)	Fannie Mae REMICS 2011-47 GS, 5.473%, (-1.000*US0001M + 5.930%), 06/25/2041	932,673	0.0
2,217,118	Fannie Mae REMICS 2011-8 ZA, 4.000%, 02/25/2041	2,251,690	0.0
4,528,773	Fannie Mae REMICS 2011-84 Z, 5.250%, 09/25/2041	4,665,700	0.1
6,530,310	Fannie Mae REMICS 2011-87 GB, 4.500%, 09/25/2041	7,201,097	0.1
2,206,792 (5)	Fannie Mae REMICS 2012-111 SL, 5.643%, (-1.000*US0001M + 6.100%), 05/25/2041	306,726	0.0
4,232,795	Fannie Mae REMICS 2012-111 ZK, 3.500%, 10/25/2042	4,238,726	0.1
4,789,908 (5)	Fannie Mae REMICS 2012-120 WI, 3.000%, 11/25/2027	286,179	0.0
137,485	Fannie Mae REMICS 2012-134 KV, 3.000%, 07/25/2031	137,862	0.0
10,087,456	Fannie Mae REMICS 2012-15 PZ, 4.000%, 03/25/2042	10,546,054	0.1
5,571,034	Fannie Mae REMICS 2012-17 QZ, 4.000%, 03/25/2042	5,719,626	0.1
3,904,041	Fannie Mae REMICS 2012-2 HE, 4.000%, 02/25/2042	4,045,699	0.1
1,084,189	Fannie Mae REMICS 2012-30 AB, 4.000%, 04/25/2042	1,122,673	0.0
1,502,065	Fannie Mae REMICS 2012-33 BW, 4.000%, 04/25/2042	1,504,513	0.0
21,213	Fannie Mae REMICS 2012-44 KW, 3.500%, 05/25/2032	22,373	0.0
2,169,883	Fannie Mae REMICS 2012-55 PC, 3.500%, 05/25/2042	2,126,408	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
8,396,000	Fannie Mae REMICS 2012-63 MW, 4.000%, 05/25/2034	$8,492,987	0.1
500,000	Fannie Mae REMICS 2012-80 MY, 3.250%, 08/25/2042	505,188	0.0
15,552,647	Fannie Mae REMICS 2012-94 LZ, 3.500%, 09/25/2042	15,677,986	0.2
2,700,000	Fannie Mae REMICS 2013-111 BA, 3.000%, 11/25/2033	2,703,088	0.0
1,403,000	Fannie Mae REMICS 2013-13 BE, 4.000%, 03/25/2043	1,554,904	0.0
224,788	Fannie Mae REMICS 2013-16 GD, 3.000%, 03/25/2033	224,565	0.0
4,958,639 (5)	Fannie Mae REMICS 2013-40 LS, 5.693%, (-1.000*US0001M + 6.150%), 05/25/2043	752,305	0.0
5,931,277 (5)	Fannie Mae REMICS 2013-70 BI, 3.000%, 07/25/2033	595,805	0.0
3,865,458	Fannie Mae REMICS 2013-70 JZ, 3.000%, 07/25/2043	3,800,133	0.1
7,643,478 (5)	Fannie Mae REMICS 2014-15 SB, 6.193%, (-1.000*US0001M + 6.650%), 04/25/2044	1,455,418	0.0
970,000	Fannie Mae REMICS 2014-61 PY, 3.500%, 10/25/2044	985,384	0.0
7,978,146 (5)	Fannie Mae REMICS 2014-70 IO, 5.500%, 10/25/2044	1,452,526	0.0
30,714,887 (5)	Fannie Mae REMICS 2014-79 KS, 5.693%, (-1.000*US0001M + 6.150%), 12/25/2044	5,033,046	0.1
17,725,184	Fannie Mae REMICS 2015-20 EZ, 3.500%, 04/25/2045	18,175,258	0.2
5,312,730 (5)	Fannie Mae REMICS 2015-56 IC, 6.000%, 08/25/2045	947,523	0.0
2,000,000	Fannie Mae REMICS 2015-67 AV, 3.500%, 01/25/2036	2,046,248	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,673,979	Fannie Mae REMICS 2015-67 QV, 3.000%, 12/25/2040	$4,622,429	0.1
2,211,331 (5)	Fannie Mae REMICS 2015-76 PI, 6.000%, 09/25/2045	372,397	0.0
18,308,842 (5)	Fannie Mae REMICS 2015-86 BS, 5.243%, (-1.000*US0001M + 5.700%), 11/25/2045	2,117,928	0.0
30,230,998 (5)	Fannie Mae REMICS 2015-88 IO, 6.500%, 12/25/2045	7,251,773	0.1
6,519,338 (5)	Fannie Mae REMICS 2015-97 BI, 5.500%, 01/25/2046	1,195,797	0.0
4,282,521 (5)	Fannie Mae REMICS 2016-104 BI, 6.000%, 01/25/2047	930,108	0.0
6,468,775 (5)	Fannie Mae REMICS 2016-52 MI, 4.000%, 12/25/2045	999,547	0.0
28,518,284 (5)	Fannie Mae REMICS 2016-81 CS, 5.643%, (-1.000*US0001M + 6.100%), 11/25/2046	3,654,076	0.1
432,236	Fannie Mae REMICS 2016-9 D, 3.000%, 03/25/2046	424,554	0.0
24,500,959 (5)	Fannie Mae REMICS 2017-10 SA, 5.643%, (-1.000*US0001M + 6.100%), 03/25/2047	3,273,120	0.1
5,678,903	Fannie Mae REMICS 2017-54 D, 3.000%, 07/25/2047	5,578,105	0.1
31,983,598 (5)	Fannie Mae REMICS 2018-15 SC, 5.843%, (-1.000*US0001M + 6.300%), 03/25/2048	4,828,122	0.1
5,309,459	Fannie Mae REMICS 2018-26 A, 3.500%, 04/25/2048	5,274,598	0.1
1,376,782	Fannie Mae REMICS 2018-38 LA, 3.000%, 06/25/2048	1,357,155	0.0
13,838,517	Fannie Mae REMICS 2018-73 AB, 3.000%, 10/25/2048	13,610,529	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,558,145	Fannie Mae REMICS 2018-8 AB, 3.500%, 10/25/2047	$1,523,839	0.0
40,733,646 (5)	Fannie Mae REMICS 2018-82 SA, 5.743%, (-1.000*US0001M + 6.200%), 11/25/2048	5,992,111	0.1
9,553,119 (5)	Fannie Mae REMICS 2018-86 AS, 5.743%, (-1.000*US0001M + 6.200%), 12/25/2048	1,316,472	0.0
40,781,480 (5)	Fannie Mae REMICS 2018-86 SM, 5.743%, (-1.000*US0001M + 6.200%), 12/25/2048	5,794,261	0.1
35,735,987 (5)	Fannie Mae REMICS 2018-91 SB, 5.643%, (-1.000*US0001M + 6.100%), 12/25/2058	5,974,135	0.1
11,903,543 (5)	Fannie Mae REMICS 2019-21 AI, 5.000%, 05/25/2059	2,961,130	0.0
11,935,421 (5)	Fannie Mae REMICS 2019-30 SB, 5.643%, (-1.000*US0001M + 6.100%), 07/25/2049	2,048,217	0.0
17,926,260 (5)	Fannie Mae REMICS 2019-34 BS, 5.593%, (-1.000*US0001M + 6.050%), 07/25/2049	2,738,383	0.0
10,152,478 (5)	Fannie Mae REMICS 2019-39 SA, 5.643%, (-1.000*US0001M + 6.100%), 08/25/2049	1,572,858	0.0
63,391,668 (5)	Fannie Mae REMICS 2019-41 S, 5.543%, (-1.000*US0001M + 6.000%), 08/25/2059	8,702,237	0.1
6,595,526 (5)	Fannie Mae REMICS 2019-47 SB, 5.643%, (-1.000*US0001M + 6.100%), 05/25/2040	1,177,787	0.0
27,278,716 (5)	Fannie Mae REMICS 2020-35 IO, 5.000%, 06/25/2050	4,557,834	0.1
25,298,759 (5)	Fannie Mae REMICS 2020-44 DI, 2.500%, 07/25/2050	3,362,536	0.1
12,743,831 (5)	Fannie Mae REMICS 2020-44 EI, 3.500%, 09/25/2042	2,224,433	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
57,068,348 (5)	Fannie Mae REMICS 2021-1 BI, 3.000%, 02/25/2049	$8,268,285	0.1
100,351,792 (5)	Fannie Mae REMICS 2021-10 AI, 3.000%, 03/25/2041	10,894,773	0.1
35,697,970 (5)	Fannie Mae REMICS 2021-22 BI, 4.000%, 04/25/2051	6,440,963	0.1
51,017,264 (5)	Fannie Mae REMICS 2021-41 MI, 5.000%, 06/25/2048	9,186,107	0.1
45,916,864 (5)	Fannie Mae REMICS 2021-55 SA, 3.051%, (-1.000*SOFR30A + 3.150%), 08/25/2061	2,778,691	0.0
32,927,976 (5)	Fannie Mae REMICS 2021-8 TI, 4.000%, 03/25/2051	5,557,077	0.1
18,684,613 (5)	Fannie Mae REMICS 2021-81 LI, 2.500%, 11/25/2051	2,867,384	0.0
78,805,551 (5)	Fannie Mae REMICS 2021-93 AI, 3.000%, 01/25/2052	12,034,869	0.1
17,749,400	Fannie Mae REMICS 2022-5 CZ, 2.500%, 02/25/2052	15,175,475	0.2
1,559	Fannie Mae REMICS G93-35 ZQ, 6.500%, 11/25/2023	1,595	0.0
2,225,155	Fannie Mae REMICS Trust 2010-53 JZ, 5.000%, 07/25/2040	2,241,214	0.0
20,028,122 (5)	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/2033	1,988,602	0.0
1,195,118 (5)	Fannie Mae Series 2013-72 YS, 5.693%, (-1.000*US0001M + 6.150%), 07/25/2033	185,770	0.0
48,620 (5)	FHLMC-GNMA 20 S, 8.443%, (-1.000*US0001M + 8.900%), 10/25/2023	2,079	0.0
555,315	First Horizon Alternative Mortgage Securities Trust 2006-FA8 1A11, 6.000%, 02/25/2037	319,827	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,087,635 (1)(3)	First Republic Mortgage Trust 2020-1 B2, 2.872%, 04/25/2050	$950,306	0.0
1,812,826 (1)(3)	Flagstar Mortgage Trust 2018-1 B1, 3.968%, 03/25/2048	1,786,488	0.0
2,363,925 (1)(3)	Flagstar Mortgage Trust 2018-1 B3, 3.968%, 03/25/2048	2,304,239	0.0
1,212,359 (1)(3)	Flagstar Mortgage Trust 2018-2 B2, 4.030%, 04/25/2048	1,194,848	0.0
944,476 (1)(3)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	946,299	0.0
920,761 (1)(3)	Flagstar Mortgage Trust 2018-4 B3, 4.245%, 07/25/2048	912,091	0.0
1,743,288 (1)(3)	Flagstar Mortgage Trust 2018-5 B3, 4.500%, 09/25/2048	1,725,968	0.0
2,905,415 (1)(3)	Flagstar Mortgage Trust 2018-6RR B3, 4.934%, 10/25/2048	2,897,455	0.0
1,451,444 (1)(3)	Flagstar Mortgage Trust 2019-2 B1, 4.056%, 12/25/2049	1,422,783	0.0
1,407,605 (1)(3)	Flagstar Mortgage Trust 2019-2 B2, 4.056%, 12/25/2049	1,373,614	0.0
1,977,386 (1)(3)	Flagstar Mortgage Trust 2020-1NV B1A, 4.242%, 03/25/2050	1,913,383	0.0
2,393,475 (1)(3)	Flagstar Mortgage Trust 2020-1NV B2A, 4.242%, 03/25/2050	2,309,813	0.0
11,825,411	Freddie Mac 326 350, 3.500%, 03/15/2044	11,865,385	0.1
6,715,713 (5)	Freddie Mac 3510 AS, 6.013%, (-1.000*US0001M + 6.410%), 04/15/2037	1,054,919	0.0
4,503,781 (5)	Freddie Mac 4191 SA, 5.803%, (-1.000*US0001M + 6.200%), 03/15/2043	552,114	0.0
4,648,023	Freddie Mac 4316 XZ, 4.500%, 03/15/2044	4,934,066	0.1
522,044	Freddie Mac Reference Series R007 ZA, 6.000%, 05/15/2036	571,499	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
229,973	Freddie Mac Reference Series R008 ZA, 6.000%, 07/15/2036	$251,048	0.0
64,992	Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	69,460	0.0
60,242	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	63,952	0.0
422,006	Freddie Mac REMIC Trust 2143 ZB, 6.000%, 04/15/2029	456,603	0.0
15,167	Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/2022	15,283	0.0
186,304	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	200,577	0.0
60,139 (5)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	12,050	0.0
391,113	Freddie Mac REMIC Trust 2845 QH, 5.000%, 08/15/2034	414,694	0.0
82,921	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	88,962	0.0
136,181	Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	144,455	0.0
198,786	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	211,653	0.0
4,315,750 (5)	Freddie Mac REMIC Trust 3045 DI, 6.333%, (-1.000*US0001M + 6.730%), 10/15/2035	628,844	0.0
742,564	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	796,322	0.0
788,075 (5)	Freddie Mac REMIC Trust 3171 PS, 6.088%, (-1.000*US0001M + 6.485%), 06/15/2036	95,930	0.0
4,488,811 (5)	Freddie Mac REMIC Trust 3199 S, 6.053%, (-1.000*US0001M + 6.450%), 08/15/2036	708,815	0.0
344,244	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	365,886	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
96,891	Freddie Mac REMIC Trust 3394 ZY, 6.000%, 11/15/2037	$106,069	0.0
194,322 (3)	Freddie Mac REMIC Trust 3524 LA, 5.146%, 03/15/2033	195,937	0.0
16,757	Freddie Mac REMIC Trust 3556 NT, 3.497%, (US0001M + 3.100%), 03/15/2038	16,947	0.0
4,036,762	Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	4,365,946	0.1
354,045	Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	385,371	0.0
257,618	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	275,572	0.0
33,775	Freddie Mac REMIC Trust 3753 DC, 3.500%, 09/15/2039	33,866	0.0
890,511 (5)	Freddie Mac REMIC Trust 3856 KS, 6.153%, (-1.000*US0001M + 6.550%), 05/15/2041	132,805	0.0
383,738 (5)	Freddie Mac REMIC Trust 3925 SD, 5.653%, (-1.000*US0001M + 6.050%), 07/15/2040	17,305	0.0
1,826,533 (5)	Freddie Mac REMIC Trust 3925 SL, 5.653%, (-1.000*US0001M + 6.050%), 01/15/2041	72,639	0.0
172,946	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	181,341	0.0
142,085 (5)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	1,215	0.0
835,369 (5)	Freddie Mac REMIC Trust 4088 CS, 5.603%, (-1.000*US0001M + 6.000%), 08/15/2042	159,618	0.0
4,922,105 (5)	Freddie Mac REMIC Trust 4161 WI, 3.000%, 02/15/2033	560,324	0.0
2,312,567 (5)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	327,671	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,794,322	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	$2,787,014	0.0
1,222,467	Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	1,264,189	0.0
1,014,466 (5)	Freddie Mac REMIC Trust 4293 KI, 4.500%, 08/15/2043	115,755	0.0
5,401,079	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	5,664,976	0.1
7,249,896	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	7,590,487	0.1
994,988	Freddie Mac REMIC Trust 4370 AD, 3.000%, 08/15/2040	999,355	0.0
3,100,012 (5)	Freddie Mac REMIC Trust 4386 LS, 5.703%, (-1.000*US0001M + 6.100%), 09/15/2044	426,384	0.0
27,097,423 (5)	Freddie Mac REMIC Trust 5103 HI, 4.000%, 05/25/2051	4,880,389	0.1
13,287 (5)	Freddie Mac REMICS 2074 S, 8.259%, (-1.000*US0001M + 8.700%), 07/17/2028	426	0.0
8,813 (5)	Freddie Mac REMICS 2232 SA, 8.159%, (-1.000*US0001M + 8.600%), 05/17/2030	447	0.0
10,999 (5)	Freddie Mac REMICS 2301 SP, 8.853%, (-1.000*US0001M + 9.250%), 04/15/2031	848	0.0
272,349 (5)	Freddie Mac REMICS 2953 LS, 6.303%, (-1.000*US0001M + 6.700%), 12/15/2034	3,245	0.0
692,639 (5)	Freddie Mac REMICS 2993 GS, 5.753%, (-1.000*US0001M + 6.150%), 06/15/2025	27,467	0.0
648,695 (5)	Freddie Mac REMICS 3006 SI, 6.343%, (-1.000*US0001M + 6.740%), 07/15/2035	103,070	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
669,083 (5)	Freddie Mac REMICS 3006 YI, 6.343%, (-1.000*US0001M + 6.740%), 07/15/2035	$105,293	0.0
4,062,181 (5)	Freddie Mac REMICS 3213 JS, 6.803%, (-1.000*US0001M + 7.200%), 09/15/2036	807,408	0.0
8,447,809 (5)	Freddie Mac REMICS 3346 SC, 6.153%, (-1.000*US0001M + 6.550%), 10/15/2033	1,206,405	0.0
994,308 (5)	Freddie Mac REMICS 3375 QI, 0.600%, (-10.000*US0001M + 64.600%), 10/15/2037	23,299	0.0
6,781,256 (5)	Freddie Mac REMICS 3629 CS, 5.953%, (-1.000*US0001M + 6.350%), 01/15/2040	1,038,448	0.0
2,440,623	Freddie Mac REMICS 3736 ZP, 4.000%, 10/15/2040	2,479,698	0.0
1,814,290	Freddie Mac REMICS 3740 KE, 4.000%, 10/15/2040	1,842,727	0.0
22,913,267	Freddie Mac REMICS 3753 KZ, 4.500%, 11/15/2040	23,742,566	0.3
4,490,771	Freddie Mac REMICS 3775 GZ, 4.500%, 12/15/2040	4,494,148	0.1
1,900,000	Freddie Mac REMICS 3820 NC, 4.500%, 03/15/2041	2,049,666	0.0
784,320	Freddie Mac REMICS 3843 JZ, 5.100%, 04/15/2041	878,692	0.0
450,404	Freddie Mac REMICS 3848 WX, 5.000%, 04/15/2041	470,038	0.0
2,650,000	Freddie Mac REMICS 3890 ME, 5.000%, 07/15/2041	2,908,438	0.0
2,417,635	Freddie Mac REMICS 3893 PU, 4.000%, 07/15/2041	2,452,258	0.0
4,611,286	Freddie Mac REMICS 3919 BY, 4.000%, 09/15/2041	4,746,145	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
8,951,200	Freddie Mac REMICS 3919 ZB, 4.000%, 09/15/2041	$9,133,865	0.1
3,790,000	Freddie Mac REMICS 3923 GY, 4.000%, 09/15/2041	3,906,157	0.1
1,640,209	Freddie Mac REMICS 3934 CB, 4.000%, 10/15/2041	1,701,937	0.0
420,000	Freddie Mac REMICS 3934 KB, 5.000%, 10/15/2041	453,971	0.0
1,029,246	Freddie Mac REMICS 3997 PB, 4.000%, 02/15/2042	1,067,639	0.0
3,423,837 (5)	Freddie Mac REMICS 4057 SN, 6.253%, (-1.000*US0001M + 6.650%), 12/15/2041	449,832	0.0
3,145,409	Freddie Mac REMICS 4057 ZB, 3.500%, 06/15/2042	3,160,841	0.1
13,950,307	Freddie Mac REMICS 4084 TZ, 4.000%, 07/15/2042	14,156,132	0.2
1,839,643 (5)	Freddie Mac REMICS 4090 SN, 6.303%, (-1.000*US0001M + 6.700%), 08/15/2032	301,786	0.0
675,659	Freddie Mac REMICS 4100 JA, 3.500%, 10/15/2041	674,876	0.0
2,128,000	Freddie Mac REMICS 4193 BP, 4.000%, 04/15/2043	2,315,836	0.0
310,000	Freddie Mac REMICS 4235 QD, 3.000%, 08/15/2033	310,594	0.0
28,911,826 (5)	Freddie Mac REMICS 4301 SD, 5.703%, (-1.000*US0001M + 6.100%), 07/15/2037	3,763,348	0.1
6,709,734	Freddie Mac REMICS 4310 BZ, 4.000%, 02/15/2044	6,927,038	0.1
3,102,000	Freddie Mac REMICS 4401 BL, 3.500%, 10/15/2034	3,151,069	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
11,116,945 (5)	Freddie Mac REMICS 4407 CS, 5.803%, (-1.000*US0001M + 6.200%), 06/15/2044	$1,274,065	0.0
16,563,337 (5)	Freddie Mac REMICS 4407 PS, 5.203%, (-1.000*US0001M + 5.600%), 06/15/2044	1,556,940	0.0
3,709,315	Freddie Mac REMICS 4444 CZ, 3.000%, 02/15/2045	3,592,726	0.1
15,423,142 (5)	Freddie Mac REMICS 4461 AS, 5.203%, (-1.000*US0001M + 5.600%), 04/15/2045	1,908,435	0.0
3,124,000	Freddie Mac REMICS 4492 VB, 3.500%, 05/15/2035	3,183,372	0.1
162,590	Freddie Mac REMICS 4500 HC, 3.000%, 11/15/2042	162,801	0.0
2,913,000	Freddie Mac REMICS 4505 PB, 3.000%, 08/15/2045	2,856,601	0.0
13,784,461 (5)	Freddie Mac REMICS 4574 ST, 5.603%, (-1.000*US0001M + 6.000%), 04/15/2046	2,336,616	0.0
75,212,450 (5)	Freddie Mac REMICS 4585 AS, 5.703%, (-1.000*US0001M + 6.100%), 05/15/2046	10,598,653	0.1
5,395,294	Freddie Mac REMICS 4608 JV, 3.500%, 01/15/2055	5,592,188	0.1
21,194,759 (5)	Freddie Mac REMICS 4611 BS, 5.703%, (-1.000*US0001M + 6.100%), 06/15/2041	3,011,565	0.0
10,658,938	Freddie Mac REMICS 4664 KZ, 3.500%, 02/15/2047	10,646,601	0.1
6,811,109	Freddie Mac REMICS 4682 HZ, 3.500%, 04/15/2047	6,815,660	0.1
3,965,401	Freddie Mac REMICS 4753 VZ, 3.000%, 12/15/2047	3,820,767	0.1
3,238,659	Freddie Mac REMICS 4755 Z, 3.000%, 02/15/2048	3,155,433	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
34,601,811	Freddie Mac REMICS 4771 HZ, 3.500%, 03/15/2048	$34,757,038	0.4
2,457,000	Freddie Mac REMICS 4772 VG, 4.500%, 08/15/2036	2,503,383	0.0
19,504,666	Freddie Mac REMICS 4776 AZ, 4.000%, 07/15/2047	19,856,258	0.2
518,889	Freddie Mac REMICS 4787 PY, 4.000%, 05/15/2048	522,506	0.0
11,052,424	Freddie Mac REMICS 4795 D, 5.000%, 05/15/2048	11,683,179	0.1
2,599,270	Freddie Mac REMICS 4834 AZ, 3.500%, 10/15/2048	2,620,167	0.0
44,489,430 (5)	Freddie Mac REMICS 4879 DS, 5.703%, (-1.000*US0001M + 6.100%), 08/15/2034	5,524,902	0.1
36,305,729 (5)	Freddie Mac REMICS 4892 SA, 5.653%, (-1.000*US0001M + 6.050%), 07/15/2049	5,921,326	0.1
1,632,872	Freddie Mac REMICS 4904 HB, 3.000%, 08/25/2049	1,595,896	0.0
10,033,432 (5)	Freddie Mac REMICS 4906 SQ, 5.593%, (-1.000*US0001M + 6.050%), 09/25/2049	1,406,443	0.0
606,535	Freddie Mac REMICS 4914 DB, 3.000%, 09/25/2049	575,251	0.0
2,139,480	Freddie Mac REMICS 4941 CZ, 3.000%, 11/25/2049	2,068,775	0.0
3,209,220	Freddie Mac REMICS 4941 WZ, 3.000%, 11/25/2049	3,114,308	0.1
6,337,647	Freddie Mac REMICS 4950 KE, 2.500%, 12/25/2049	6,216,587	0.1
62,177,472 (5)	Freddie Mac REMICS 5014 HI, 4.000%, 09/25/2050	11,649,963	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
38,281,786 (5)	Freddie Mac REMICS 5019 HI, 3.500%, 10/25/2050	$6,635,313	0.1
27,555,763 (5)	Freddie Mac REMICS 5045 BS, 6.101%, (-1.000*SOFR30A + 6.200%), 11/25/2050	5,633,715	0.1
11,364,817 (5)	Freddie Mac REMICS 5048 IN, 2.500%, 12/25/2050	1,827,174	0.0
33,728,575 (5)	Freddie Mac REMICS 5072 NI, 3.000%, 01/25/2050	5,112,841	0.1
54,066,972 (5)	Freddie Mac REMICS 5082 IQ, 3.000%, 03/25/2051	8,065,759	0.1
28,416,411 (5)	Freddie Mac REMICS 5113 AI, 4.000%, 06/25/2041	4,669,865	0.1
82,181,606	Freddie Mac REMICS 5117 IO, 3.000%, 06/25/2051	11,596,260	0.1
35,135,975 (5)	Freddie Mac REMICS 5128 IC, 5.500%, 09/25/2041	7,345,344	0.1
12,633,944	Freddie Mac Series 4348 ZX, 4.250%, 06/15/2044	12,973,375	0.2
5,439,453 (1)	Freddie Mac STACR Remic Trust 2020-DNA2 M2, 2.307%, (US0001M + 1.850%), 02/25/2050	5,430,088	0.1
2,844,021 (1)	Freddie Mac STACR REMIC Trust 2020-HQA1 M2, 2.357%, (US0001M + 1.900%), 01/25/2050	2,847,897	0.0
8,740,000 (1)	Freddie Mac Stacr Remic Trust 2020-HQA2 B1, 4.557%, (US0001M + 4.100%), 03/25/2050	8,565,474	0.1
4,158,293 (1)	Freddie Mac Stacr Remic Trust 2020-HQA2 M2, 3.557%, (US0001M + 3.100%), 03/25/2050	4,180,342	0.1
1,689,448 (1)	Freddie Mac STACR REMIC Trust 2020-HQA3 M2, 4.057%, (US0001M + 3.600%), 07/25/2050	1,691,823	0.0
3,825,000 (1)	Freddie Mac STACR REMIC Trust 2021-DNA6 B1, 3.499%, (SOFR30A + 3.400%), 10/25/2041	3,542,006	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,390,000 (1)	Freddie Mac STACR REMIC Trust 2021-HQA1 M2, 2.349%, (SOFR30A + 2.250%), 08/25/2033	$3,262,507	0.1
6,500,000 (1)	Freddie Mac STACR REMIC Trust 2021-HQA3 M2, 2.199%, (SOFR30A + 2.100%), 09/25/2041	6,109,123	0.1
15,000,000 (1)	Freddie Mac STACR REMIC Trust 2021-HQA4 B1, 3.849%, (SOFR30A + 3.750%), 12/25/2041	13,544,345	0.2
10,000,000 (1)	Freddie Mac STACR REMIC Trust 2021-HQA4 M2, 2.449%, (SOFR30A + 2.350%), 12/25/2041	9,419,733	0.1
13,500,000 (1)	Freddie Mac STACR REMIC Trust 2022-DNA1 B1, 3.499%, (SOFR30A + 3.400%), 01/25/2042	12,301,106	0.1
9,200,000 (1)	Freddie Mac STACR REMIC Trust 2022-DNA1 M1B, 1.949%, (SOFR30A + 1.850%), 01/25/2042	8,686,370	0.1
7,000,000 (1)	Freddie Mac STACR REMIC Trust 2022-DNA1 M2, 2.599%, (SOFR30A + 2.500%), 01/25/2042	6,545,141	0.1
8,197,879 (1)	Freddie Mac STACR Trust 2018-DNA3 M2, 2.557%, (US0001M + 2.100%), 09/25/2048	8,242,521	0.1
1,860,000 (1)	Freddie Mac Stacr Trust 2018-HQA2 M2, 2.757%, (US0001M + 2.300%), 10/25/2048	1,857,755	0.0
9,512,130 (1)	Freddie Mac STACR Trust 2019-DNA3 M2, 2.507%, (US0001M + 2.050%), 07/25/2049	9,520,865	0.1
6,153,320 (1)	Freddie Mac Stacr Trust 2019-HQA1 M2, 2.807%, (US0001M + 2.350%), 02/25/2049	6,159,008	0.1
3,074,771	Freddie Mac Strips 277 30, 3.000%, 09/15/2042	3,049,483	0.1
3,809,405 (5)	Freddie Mac Strips 303 C17, 3.500%, 01/15/2043	653,486	0.0
929,076 (3)(5)	Freddie Mac Strips 344 68, 3.000%, 02/15/2045	120,724	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
322,206 (3)(5)	Freddie Mac Strips 344 89, 4.500%, 02/15/2045	$64,117	0.0
4,348,775 (5)	Freddie Mac Strips 344 C13, 4.500%, 02/15/2045	784,840	0.0
6,154,667 (5)	Freddie Mac Strips 344 C18, 4.000%, 02/15/2045	1,060,773	0.0
3,009,110 (3)(5)	Freddie Mac Strips 344 C18, 4.000%, 02/15/2045	524,750	0.0
3,629,335 (3)(5)	Freddie Mac Strips 344 C19, 3.500%, 02/15/2045	602,445	0.0
6,041,518 (5)	Freddie Mac Strips 344 C2, 4.000%, 02/15/2045	1,033,957	0.0
5,006,359 (5)	Freddie Mac Strips 344 C4, 4.000%, 02/15/2045	828,459	0.0
8,435,589 (5)	Freddie Mac Strips 344 C5, 3.500%, 02/15/2045	1,411,420	0.0
9,108,041 (5)	Freddie Mac Strips 344 C6, 4.000%, 02/15/2045	1,549,266	0.0
4,665,964 (5)	Freddie Mac Strips 344 C7, 4.000%, 02/15/2045	753,586	0.0
4,491,142 (5)	Freddie Mac Strips 344 C9, 3.500%, 02/15/2045	763,848	0.0
3,881,592 (5)	Freddie Mac Strips 344 C9, 3.500%, 02/15/2045	623,776	0.0
9,975,790 (5)	Freddie Mac Strips 347 C14, 3.500%, 02/15/2044	1,785,173	0.0
6,203,086 (5)	Freddie Mac Strips 347 C22, 4.000%, 02/15/2044	1,071,717	0.0
6,747,094 (5)	Freddie Mac Strips 347 C23, 4.000%, 02/15/2044	1,206,060	0.0
6,429,422 (5)	Freddie Mac Strips 347 C24, 4.000%, 02/15/2044	1,156,450	0.0
5,829,430 (5)	Freddie Mac Strips 347 C25, 4.000%, 02/15/2044	979,358	0.0
7,732,044 (5)	Freddie Mac Strips 347 C26, 4.000%, 02/15/2044	1,325,280	0.0
7,465,280 (5)	Freddie Mac Strips 347 C28, 4.500%, 02/15/2044	1,398,129	0.0
10,888,600 (5)	Freddie Mac Strips 347 C5, 3.000%, 05/15/2043	1,697,729	0.0
24,431,997 (5)	Freddie Mac Strips 365 C23, 3.500%, 10/15/2047	3,860,358	0.1
31,101,499 (5)	Freddie Mac Strips Series 311 S1, 5.553%, (-1.000*US0001M + 5.950%), 08/15/2043	4,911,493	0.1
550,837	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 4.357%, (US0001M + 3.900%), 12/25/2027	552,582	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,362,137	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 2.757%, (US0001M + 2.300%), 09/25/2030	$1,364,521	0.0
8,483,065 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA1 M2, 3.107%, (US0001M + 2.650%), 01/25/2049	8,534,593	0.1
8,508,068 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-HQA2 M2, 2.507%, (US0001M + 2.050%), 04/25/2049	8,510,830	0.1
6,000,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2, 2.399%, (SOFR30A + 2.300%), 08/25/2033	5,920,186	0.1
5,000,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 B1, 3.749%, (SOFR30A + 3.650%), 11/25/2041	4,750,283	0.1
983,197 (3)	Freddie Mac Structured Pass Through Certificates T-48 1A, 4.503%, 07/25/2033	1,001,904	0.0
1,063,539 (1)(3)	Galton Funding Mortgage Trust 2018-2 A51, 4.500%, 10/25/2058	1,068,723	0.0
3,818,961 (1)(3)	Galton Funding Mortgage Trust 2018-2 B2, 4.702%, 10/25/2058	3,782,664	0.1
1,286,877 (5)	Ginnie Mae 2005-37 SI, 5.701%, (-1.000*US0001M + 6.150%), 05/20/2035	188,028	0.0
1,188,716 (5)	Ginnie Mae 2007-23 ST, 5.751%, (-1.000*US0001M + 6.200%), 04/20/2037	142,346	0.0
1,421,695 (5)	Ginnie Mae 2007-40 SE, 6.301%, (-1.000*US0001M + 6.750%), 07/20/2037	239,082	0.0
982,898 (5)	Ginnie Mae 2007-7 EI, 5.751%, (-1.000*US0001M + 6.200%), 02/20/2037	140,573	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,365,497 (5)	Ginnie Mae 2010-11 SA, 5.989%, (-1.000*US0001M + 6.420%), 01/16/2040	$532,370	0.0
1,517,224 (5)	Ginnie Mae 2010-14 SB, 6.351%, (-1.000*US0001M + 6.800%), 11/20/2035	240,416	0.0
1,192,444 (5)	Ginnie Mae 2010-99 IT, 5.000%, 08/16/2040	173,362	0.0
475,978	Ginnie Mae 2013-69 KA, 1.250%, 08/20/2042	444,893	0.0
4,305,293	Ginnie Mae 2018-1 LZ, 3.000%, 01/20/2048	4,183,580	0.1
19,962,659 (5)	Ginnie Mae 2018-167 CS, 5.651%, (-1.000*US0001M + 6.100%), 12/20/2048	2,302,960	0.0
383,916 (5)	Ginnie Mae Series 2005-7 AH, 6.339%, (-1.000*US0001M + 6.770%), 02/16/2035	51,086	0.0
7,195,647 (5)	Ginnie Mae Series 2007-17 IC, 5.819%, (-1.000*US0001M + 6.250%), 04/16/2037	785,372	0.0
7,758,634 (5)	Ginnie Mae Series 2007-41 SL, 6.251%, (-1.000*US0001M + 6.700%), 07/20/2037	1,276,631	0.0
818,086 (5)	Ginnie Mae Series 2008-2 SW, 6.101%, (-1.000*US0001M + 6.550%), 01/20/2038	136,524	0.0
454,360 (5)	Ginnie Mae Series 2008-35 SN, 5.951%, (-1.000*US0001M + 6.400%), 04/20/2038	56,571	0.0
251,139 (5)	Ginnie Mae Series 2008-40 PS, 6.069%, (-1.000*US0001M + 6.500%), 05/16/2038	33,632	0.0
678,658 (5)	Ginnie Mae Series 2009-25 KS, 5.751%, (-1.000*US0001M + 6.200%), 04/20/2039	103,040	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
494,903	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	$517,633	0.0
464,758	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	487,524	0.0
10,087,575	Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/2039	10,428,298	0.1
964,624	Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	1,008,037	0.0
1,230,281	Ginnie Mae Series 2009-98 DA, 3.250%, 07/16/2039	1,235,325	0.0
2,646,854	Ginnie Mae Series 2010-108 WL, 4.000%, 04/16/2040	2,721,352	0.0
1,292,893 (5)	Ginnie Mae Series 2010-116 NS, 6.219%, (-1.000*US0001M + 6.650%), 09/16/2040	168,800	0.0
3,878,654 (5)	Ginnie Mae Series 2010-116 SK, 6.171%, (-1.000*US0001M + 6.620%), 08/20/2040	561,620	0.0
4,475,585 (5)	Ginnie Mae Series 2010-149 HS, 5.669%, (-1.000*US0001M + 6.100%), 05/16/2040	272,035	0.0
394,330	Ginnie Mae Series 2010-164 MD, 4.000%, 12/20/2040	410,536	0.0
1,520,307 (5)	Ginnie Mae Series 2010-168 BI, 5.000%, 04/20/2040	226,417	0.0
878,752 (5)	Ginnie Mae Series 2010-68 MS, 5.401%, (-1.000*US0001M + 5.850%), 06/20/2040	116,475	0.0
1,409,998	Ginnie Mae Series 2011-52 PA, 4.250%, 02/16/2041	1,447,163	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,029,733 (5)	Ginnie Mae Series 2011-72 SA, 4.919%, (-1.000*US0001M + 5.350%), 05/16/2041	$242,388	0.0
1,351,078 (5)	Ginnie Mae Series 2011-73 LS, 6.241%, (-1.000*US0001M + 6.690%), 08/20/2039	36,821	0.0
347,980 (5)	Ginnie Mae Series 2012-91 QI, 4.500%, 09/20/2041	34,665	0.0
3,080,281 (5)	Ginnie Mae Series 2013-111 SA, 6.251%, (-1.000*US0001M + 6.700%), 07/20/2043	505,253	0.0
1,032,970	Ginnie Mae Series 2013-116 KB, 3.500%, 12/20/2042	1,043,760	0.0
4,445,544 (5)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/2043	764,608	0.0
146,250	Ginnie Mae Series 2013-27 KA, 2.250%, 02/20/2043	142,262	0.0
681,414 (5)	Ginnie Mae Series 2014-10 GI, 4.500%, 01/16/2029	27,846	0.0
3,097,060 (5)	Ginnie Mae Series 2014-185 SB, 5.151%, (-1.000*US0001M + 5.600%), 12/20/2044	429,055	0.0
2,198,679 (5)	Ginnie Mae Series 2014-3 QS, 5.701%, (-1.000*US0001M + 6.150%), 03/20/2043	196,205	0.0
5,149,062 (5)	Ginnie Mae Series 2014-3 SU, 5.601%, (-1.000*US0001M + 6.050%), 07/20/2039	717,359	0.0
3,090,341 (5)	Ginnie Mae Series 2014-56 SP, 5.769%, (-1.000*US0001M + 6.200%), 12/16/2039	337,629	0.0
7,351,023 (5)	Ginnie Mae Series 2014-58 SG, 5.169%, (-1.000*US0001M + 5.600%), 04/16/2044	851,661	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
18,930,562 (5)	Ginnie Mae Series 2015-110 MS, 5.261%, (-1.000*US0001M + 5.710%), 08/20/2045	$2,433,069	0.0
1,695,869	Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/2044	1,675,982	0.0
17,588,344 (5)	Ginnie Mae Series 2016-160 GS, 5.651%, (-1.000*US0001M + 6.100%), 11/20/2046	2,845,171	0.0
478,508	Ginnie Mae Series 2016-44 JA, 3.500%, 03/20/2046	480,481	0.0
37,780,671 (5)	Ginnie Mae Series 2016-6 SB, 5.201%, (-1.000*US0001M + 5.650%), 01/20/2046	4,956,465	0.1
8,941,295 (5)	Ginnie Mae Series 2017-101 SA, 5.751%, (-1.000*US0001M + 6.200%), 07/20/2047	1,147,294	0.0
18,723,965 (5)	Ginnie Mae Series 2017-163 SH, 5.751%, (-1.000*US0001M + 6.200%), 11/20/2047	2,690,424	0.0
321,462	Ginnie Mae Series 2018-104 HZ, 3.500%, 08/20/2048	316,453	0.0
1,505,635	Ginnie Mae Series 2018-120 DE, 3.500%, 09/20/2048	1,500,910	0.0
192,352	Ginnie Mae Series 2018-122 GZ, 3.500%, 09/20/2048	199,320	0.0
2,019,883	Ginnie Mae Series 2018-126 A, 3.500%, 09/20/2048	2,039,245	0.0
191,902	Ginnie Mae Series 2018-147 KZ, 3.750%, 10/20/2048	200,366	0.0
176,532	Ginnie Mae Series 2019-100 JB, 3.000%, 08/20/2049	167,226	0.0
532,322	Ginnie Mae Series 2019-100 KB, 3.000%, 08/20/2049	503,738	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,349,931	Ginnie Mae Series 2019-100 MC, 3.000%, 08/20/2049	$1,276,849	0.0
24,932,359 (5)	Ginnie Mae Series 2019-159 SM, 5.601%, (-1.000*US0001M + 6.050%), 12/20/2049	4,099,206	0.1
1,081,376	Ginnie Mae Series 2019-23 NG, 3.500%, 02/20/2049	1,082,415	0.0
71,326	Ginnie Mae Series 2019-54 AB, 3.000%, 04/20/2049	68,511	0.0
798,785	Ginnie Mae Series 2019-78 MB, 3.000%, 06/20/2049	791,187	0.0
416,445	Ginnie Mae Series 2019-89 KB, 3.000%, 07/20/2049	411,562	0.0
299,424	Ginnie Mae Series 2019-89 WB, 3.000%, 07/20/2049	279,711	0.0
25,243,341 (5)	Ginnie Mae Series 2020-188 PI, 3.500%, 06/20/2050	3,801,362	0.1
25,004,488 (5)	Ginnie Mae Series 2020-32 SG, 5.651%, (-1.000*US0001M + 6.100%), 03/20/2050	3,858,623	0.1
39,916,556 (5)	Ginnie Mae Series 2020-46 BS, 2.901%, (-1.000*US0001M + 3.350%), 04/20/2050	1,226,300	0.0
21,211,960 (5)	Ginnie Mae Series 2020-77 JS, 5.651%, (-1.000*US0001M + 6.100%), 10/20/2048	2,131,740	0.0
99,694,974 (5)	Ginnie Mae Series 2021-139 PI, 2.500%, 08/20/2051	14,556,902	0.2
392,242 (1)(3)	GS Mortage-Backed Securities Trust 2020-PJ1 A1, 3.500%, 05/25/2050	389,986	0.0
629,082 (1)(3)	GS Mortage-Backed Securities Trust 2020-PJ1 A4, 3.500%, 05/25/2050	625,463	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,569,046 (1)(3)	GS Mortage-Backed Securities Trust 2020-PJ1 A8, 3.500%, 05/25/2050	$1,560,020	0.0
621,526 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	623,004	0.0
2,907,792 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B3, 4.374%, 11/25/2049	2,859,120	0.0
1,114,346 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B1, 3.986%, 03/25/2050	1,102,289	0.0
1,592,721 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ3 B2A, 3.434%, 10/25/2050	1,481,616	0.0
970,285 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ3 B4, 3.434%, 10/25/2050	874,776	0.0
1,462,579 (1)(3)	GS Mortgage-Backed Securities Trust 2021-GR3 B4, 3.395%, 04/25/2052	1,250,715	0.0
1,893	GSR Mortgage Loan Trust 2005-5F 8A1, 0.957%, (US0001M + 0.500%), 06/25/2035	1,870	0.0
130,124	GSR Mortgage Loan Trust 2007-1F 3A13, 6.000%, 01/25/2037	106,602	0.0
1,737,519	HarborView Mortgage Loan Trust 2007-5 A1A, 0.639%, (US0001M + 0.190%), 09/19/2037	1,682,246	0.0
82,428	HomeBanc Mortgage Trust 2004-1 2A, 1.317%, (US0001M + 0.860%), 08/25/2029	81,323	0.0
632,844	Impac CMB Trust Series 2005-1 M1, 1.147%, (US0001M + 0.690%), 04/25/2035	615,335	0.0
2,000,000 (1)(3)	Imperial Fund Mortgage Trust 2021-NQM4 M1, 3.446%, 01/25/2057	1,827,043	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,837,816	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 0.877%, (US0001M + 0.420%), 02/25/2046	$1,455,347	0.0
98,750 (1)(3)	J.P. Morgan Mortgage Trust 2019-2 A3, 4.000%, 08/25/2049	99,088	0.0
15,539 (1)(3)	J.P. Morgan Mortgage Trust 2019-LTV1 A3, 4.000%, 06/25/2049	15,531	0.0
2,269,496 (1)(3)	J.P. Morgan Mortgage Trust 2021-14 B4, 3.170%, 05/25/2052	1,924,448	0.0
326,161	JP Morgan Alternative Loan Trust 2005-S1 1A1, 5.500%, 12/25/2035	173,248	0.0
2,063,942 (3)	JP Morgan Mortgage Trust 2005-A4 B1, 2.569%, 07/25/2035	2,037,314	0.0
1,040,168 (1)(3)	JP Morgan Mortgage Trust 2017-1 B4, 3.460%, 01/25/2047	1,008,590	0.0
1,855,620 (1)(3)	JP Morgan Mortgage Trust 2017-3 B2, 3.769%, 08/25/2047	1,831,143	0.0
1,364,416 (1)(3)	JP Morgan Mortgage Trust 2017-6 B3, 3.786%, 12/25/2048	1,330,934	0.0
1,961,782 (1)(3)	JP Morgan Mortgage Trust 2018-1 B1, 3.665%, 06/25/2048	1,922,473	0.0
1,888,385 (1)(3)	JP Morgan Mortgage Trust 2018-1 B2, 3.665%, 06/25/2048	1,843,754	0.0
2,495,490 (1)(3)	JP Morgan Mortgage Trust 2018-1 B3, 3.665%, 06/25/2048	2,451,548	0.0
2,415,512 (1)(3)	JP Morgan Mortgage Trust 2018-3 B1, 3.725%, 09/25/2048	2,373,714	0.0
2,082,731 (1)(3)	JP Morgan Mortgage Trust 2018-4 B2, 3.726%, 10/25/2048	2,036,114	0.0
2,808,619 (1)(3)	JP Morgan Mortgage Trust 2018-9 B3, 4.263%, 02/25/2049	2,699,298	0.0
288,265 (1)(3)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	289,181	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,694,800 (1)(3)	JP Morgan Mortgage Trust 2019-6 B1, 4.256%, 12/25/2049	$2,641,557	0.0
372,893 (1)(3)	JP Morgan Mortgage Trust 2019-8 A15, 3.500%, 03/25/2050	372,571	0.0
828,655 (1)(3)	JP Morgan Mortgage Trust 2019-8 A5, 3.500%, 03/25/2050	827,920	0.0
1,916,411 (1)(3)	JP Morgan Mortgage Trust 2019-9 B2A, 3.441%, 05/25/2050	1,830,830	0.0
1,744,545 (1)(3)	JP Morgan Mortgage Trust 2019-INV1 B3, 5.015%, 10/25/2049	1,734,875	0.0
211,456 (1)(3)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	211,550	0.0
989,245 (1)(3)	JP Morgan Mortgage Trust 2020-1 A7, 3.500%, 06/25/2050	960,084	0.0
358,584 (1)(3)	JP Morgan Mortgage Trust 2020-2 A15, 3.500%, 07/25/2050	355,791	0.0
365,326 (1)(3)	JP Morgan Mortgage Trust 2020-3 A15, 3.500%, 08/25/2050	362,159	0.0
765,947 (1)(3)	JP Morgan Mortgage Trust 2020-3 B2, 3.866%, 08/25/2050	728,143	0.0
2,072,790 (1)(3)	JP Morgan Mortgage Trust 2020-5 B3, 3.616%, 12/25/2050	1,907,941	0.0
964,279 (1)(3)	JP Morgan Mortgage Trust 2020-8 B2, 3.523%, 03/25/2051	912,501	0.0
309,150 (1)(3)	JP Morgan Mortgage Trust 2020-INV1 A3, 3.500%, 08/25/2050	308,854	0.0
2,021,777,012 (1)(5)	L Street Securities 2017-PM1 XIO, 0.010%, 10/25/2048	2,280,564	0.0
13,185,174 (5)	Lehman Mortgage Trust 2006-7 2A4, 6.093%, (-1.000*US0001M + 6.550%), 11/25/2036	2,196,853	0.0
8,598,438 (5)	Lehman Mortgage Trust 2006-9 2A5, 6.163%, (-1.000*US0001M + 6.620%), 01/25/2037	1,432,780	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
10,250,000 (1)	Mello Warehouse Securitization Trust 2021-1 A, 1.157%, (US0001M + 0.700%), 02/25/2055	$10,179,457	0.1
6,150,000 (1)	Mello Warehouse Securitization Trust 2021-1 C, 1.557%, (US0001M + 1.100%), 02/25/2055	6,104,433	0.1
483,133 (1)(3)	MFA 2020-NQM3 A3 Trust, 1.632%, 01/26/2065	473,667	0.0
4,064,538	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	3,009,082	0.0
1,000,000 (1)(3)	Morgan Stanley Residential Mortgage Loan Trust 2020-1 A5A, 2.500%, 12/25/2050	877,443	0.0
10,200,000 (1)	Mortgage Insurance-Linked Notes 2021-3 M1B, 2.999%, (SOFR30A + 2.900%), 02/25/2034	9,864,541	0.1
2,379,276 (1)(3)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	2,379,526	0.0
777,999 (1)(3)	New Residential Mortgage Loan Trust 2017-6A B2, 4.000%, 08/27/2057	772,465	0.0
1,000,000 (1)	Oaktown Re VI Ltd. 2021-1A M1C, 3.099%, (SOFR30A + 3.000%), 10/25/2033	967,694	0.0
6,000,000 (1)	Oaktown Re VII Ltd. 2021-2 M1C, 3.449%, (SOFR30A + 3.350%), 04/25/2034	5,780,995	0.1
315,152 (1)(3)	OBX 2019-EXP1 1A3 Trust, 4.000%, 01/25/2059	311,845	0.0
439,460 (1)(3)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	438,457	0.0
84,085	Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	77,117	0.0
1,229,508 (1)(3)	Provident Funding Mortgage Trust 2020-1 B3, 3.291%, 02/25/2050	1,170,161	0.0
10,000,000 (1)	Radnor RE 2021-1 M1C Ltd., 2.799%, (SOFR30A + 2.700%), 12/27/2033	9,433,393	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
867,846 (1)(3)	RCKT Mortgage Trust 2019-1 A13, 3.500%, 09/25/2049	$864,275	0.0
38,262,352	Seasoned Credit Risk Transfer Trust 2017-4 HT, 3.250%, 06/25/2057	38,155,371	0.4
263,803 (1)(3)	Seasoned Credit Risk Transfer Trust Series 2016-1 M2, 3.750%, 09/25/2055	254,738	0.0
8,566,399	Seasoned Credit Risk Transfer Trust Series 2018-2, 3.500%, 11/25/2057	8,697,043	0.1
3,074,045	Seasoned Credit Risk Transfer Trust Series 2018-2 HT, 3.000%, 11/25/2057	3,023,934	0.0
3,744,946	Seasoned Credit Risk Transfer Trust Series 2018-3 HT, 3.000%, 08/25/2057	3,683,189	0.1
2,886,498	Seasoned Credit Risk Transfer Trust Series 2018-4 HT, 3.000%, 03/25/2058	2,838,957	0.0
3,366,441	Seasoned Credit Risk Transfer Trust Series 2019-1 HT, 3.000%, 07/25/2058	3,311,311	0.1
1,992,804	Seasoned Credit Risk Transfer Trust Series 2019-2 HT, 3.000%, 08/25/2058	1,960,434	0.0
876,438	Seasoned Credit Risk Transfer Trust Series 2019-3 HT, 3.000%, 10/25/2058	862,155	0.0
1,167,062	Seasoned Credit Risk Transfer Trust Series 2019-3 MA, 3.500%, 10/25/2058	1,173,185	0.0
639,047	Seasoned Credit Risk Transfer Trust Series 2019-4 M55D, 4.000%, 02/25/2059	651,074	0.0
32,340,000	Seasoned Loans Structured Transaction Trust Series 2019-3 A2C, 2.750%, 11/25/2029	31,978,859	0.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,117,263 (1)(3)	Sequoia Mortgage Trust 2015-2 B3, 3.774%, 05/25/2045	$1,077,788	0.0
982,625 (1)(3)	Sequoia Mortgage Trust 2015-3 B3, 3.722%, 07/25/2045	937,806	0.0
713,448 (1)(3)	Sequoia Mortgage Trust 2017-5 B3, 3.803%, 08/25/2047	692,536	0.0
248,647 (1)(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 03/25/2048	249,225	0.0
2,484,148 (1)(3)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.472%, 03/25/2048	2,402,390	0.0
666,738 (1)(3)	Sequoia Mortgage Trust 2019-4 A19, 3.500%, 11/25/2049	641,639	0.0
13,445 (1)(3)	Sequoia Mortgage Trust 2019-CH1 A1, 4.500%, 03/25/2049	13,437	0.0
409,889 (1)(3)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	411,889	0.0
1,931,845 (1)(3)	Sequoia Mortgage Trust 2020-2 B2, 3.662%, 03/25/2050	1,860,226	0.0
2,942,969 (1)(3)	Sequoia Mortgage Trust 2020-3 B2, 3.326%, 04/25/2050	2,810,948	0.0
982,908 (1)(3)	Sequoia Mortgage Trust 2021-5 B3, 3.054%, 07/25/2051	874,500	0.0
1,797,707 (1)(3)	Shellpoint Co-Originator Trust 2017-2 B2, 3.665%, 10/25/2047	1,800,634	0.0
1,000,000 (1)(3)	Starwood Mortgage Residential Trust 2022-2 M1, 4.200%, 02/25/2067	985,938	0.0
2,306,124 (1)(3)	TIAA Bank Mortgage Loan Trust 2018-2 B2, 3.755%, 07/25/2048	2,276,200	0.0
420,715 (3)	Wachovia Mortgage Loan LLC Series 2005-B 2A1, 2.194%, 10/20/2035	418,234	0.0
197,160 (3)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.469%, 10/25/2036	190,836	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,630,941 (3)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 2.636%, 06/25/2034	$2,639,603	0.0
1,481,983	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 1.477%, (US0001M + 0.510%), 08/25/2045	1,474,028	0.0
48,101,783 (3)(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.788%, 08/25/2045	860,416	0.0
1,133,391	WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 1.437%, (US0001M + 0.490%), 10/25/2045	1,116,358	0.0
266,367 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.987%, 10/25/2036	264,781	0.0
570,705 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 2.567%, 11/25/2036	554,896	0.0
719,652 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 2.388%, 12/25/2036	684,660	0.0
1,663,759 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A3, 2.388%, 12/25/2036	1,582,860	0.0
896,469 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.854%, 08/25/2046	880,997	0.0
1,259,118 (3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.030%, 12/25/2036	1,243,086	0.0
348,857 (3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 2.921%, 03/25/2037	322,311	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,151,456	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 1.357%, (US0001M + 0.900%), 11/25/2035	$1,080,768	0.0
973,802	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	895,196	0.0
674,998	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/2035	659,638	0.0
275,904	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	272,678	0.0
3,347,021	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.101%, (12MTA + 0.960%), 08/25/2046	2,299,725	0.0
541,303	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A3, 0.687%, (US0001M + 0.230%), 01/25/2047	549,282	0.0
1,121,415	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A4, 0.777%, (US0001M + 0.320%), 01/25/2047	1,150,200	0.0
538,508	Wells Fargo Alternative Loan 2007-PA2 2A1, 0.887%, (US0001M + 0.430%), 06/25/2037	437,377	0.0
628,624	Wells Fargo Alternative Loan 2007-PA3 3A1, 6.250%, 07/25/2037	592,195	0.0
169,435 (3)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 2.885%, 04/25/2036	165,038	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,959,620 (1)(3)	Wells Fargo Mortgage Backed Securities 2019-4 B3 Trust, 3.523%, 09/25/2049	$1,847,756	0.0
670,138 (1)(3)	WinWater Mortgage Loan Trust 2015-5 B3, 3.762%, 08/20/2045	647,748	0.0
1,093,210 (1)(3)	WinWater Mortgage Loan Trust 2015-5 B4, 3.762%, 08/20/2045	1,049,078	0.0
	Total Collateralized Mortgage Obligations
	(Cost $1,538,169,177)	1,470,648,406	15.6
U.S. TREASURY OBLIGATIONS: 9.8%
	U.S. Treasury Bonds: 4.9%
58,000	1.250%, 05/15/2050	43,332	0.0
2,699,000	1.375%, 11/15/2040	2,208,541	0.0
268,000	1.625%, 11/15/2050	219,949	0.0
68,902,200	1.875%, 02/15/2032	66,178,410	0.7
159,173,100	1.875%, 11/15/2051	139,674,395	1.5
259,367,900 (2)	2.375%, 02/15/2042	250,249,497	2.7
		458,574,124	4.9
	U.S. Treasury Notes: 4.9%
100,000	0.125%, 10/15/2023	96,939	0.0
25,162,000	0.500%, 11/30/2023	24,460,708	0.3
132,000	0.625%, 05/15/2030	115,123	0.0
32,536,700 (2)	0.875%, 01/31/2024	31,713,115	0.3
2,336,000	1.125%, 02/15/2031	2,109,882	0.0
8,184,600	1.250%, 11/30/2026	7,744,838	0.1
25,131,200	1.250%, 09/30/2028	23,325,877	0.2
27,486,000 (2)	1.500%, 02/29/2024	27,087,668	0.3
3,309,100 (2)	1.500%, 01/31/2027	3,162,776	0.0
17,183,400	1.500%, 11/30/2028	16,188,306	0.2
54,784,000	1.750%, 03/15/2025	53,628,400	0.6
20,604,600 (2)	1.875%, 02/28/2027	20,055,681	0.2
20,076,000 (2)	1.875%, 02/28/2029	19,384,319	0.2
118,759,000	2.250%, 03/31/2024	118,603,593	1.3
21,166,000	2.375%, 03/31/2029	21,106,471	0.2
92,259,000	2.500%, 03/31/2027	92,468,024	1.0
		461,251,720	4.9
	Total U.S. Treasury Obligations
	(Cost $939,508,998)	919,825,844	9.8
U.S. GOVERNMENT AGENCY OBLIGATIONS: 15.8%
	Federal Home Loan Mortgage Corporation: 2.0%(6)
3,025	2.049%, (US0012M + 1.773%), 05/01/2037	3,179	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation: (continued)
590,033	2.500%, 05/01/2030	$585,170	0.0
329,185	2.500%, 05/01/2030	326,551	0.0
649,062	2.500%, 06/01/2030	643,626	0.0
872,516	3.000%, 11/01/2042	872,569	0.0
963,383	3.000%, 02/01/2043	963,148	0.0
1,175,484	3.000%, 03/01/2045	1,173,386	0.0
809,327	3.000%, 03/01/2045	804,198	0.0
2,653,310	3.000%, 04/01/2045	2,640,402	0.0
2,950,359	3.000%, 04/01/2045	2,936,003	0.0
10,710,844	3.000%, 10/01/2046	10,647,645	0.1
1,284,033	3.000%, 10/01/2046	1,277,772	0.0
4,002,394	3.000%, 03/01/2048	3,980,044	0.1
5,056,782	3.000%, 03/01/2048	5,027,379	0.1
11,813,442	3.000%, 08/01/2048	11,676,017	0.1
4,109,201	3.500%, 01/01/2045	4,203,556	0.1
1,251,715	3.500%, 03/01/2045	1,273,464	0.0
6,574,342	3.500%, 12/01/2046	6,684,921	0.1
11,744,063	3.500%, 12/01/2046	11,943,845	0.1
4,853,362	3.500%, 04/01/2047	4,937,597	0.1
3,508,994	3.500%, 07/01/2047	3,558,147	0.1
3,254,818	3.500%, 10/01/2047	3,300,959	0.1
12,470,302	3.500%, 01/01/2048	12,640,413	0.2
1,709,763	3.500%, 03/01/2048	1,735,116	0.0
30,945,536	3.500%, 03/01/2048	31,405,591	0.3
20,438,292	3.500%, 11/01/2048	20,737,624	0.2
373,320	4.000%, 10/01/2041	388,747	0.0
675,114	4.000%, 12/01/2041	705,474	0.0
2,078,527	4.000%, 08/01/2044	2,171,834	0.0
502,089	4.000%, 07/01/2045	523,446	0.0
860,965	4.000%, 09/01/2045	894,776	0.0
1,817,553	4.000%, 09/01/2045	1,898,908	0.0
1,306,183	4.000%, 09/01/2045	1,364,726	0.0
11,235,301	4.000%, 11/01/2045	11,657,519	0.1
1,251,144	4.000%, 05/01/2046	1,301,799	0.0
828,392	4.000%, 05/01/2047	859,079	0.0
4,197,296	4.000%, 11/01/2047	4,315,003	0.1
287,776	4.000%, 03/01/2048	296,733	0.0
4,875,787	4.000%, 06/01/2048	5,078,528	0.1
208,166	4.500%, 08/01/2041	217,872	0.0
658,312	4.500%, 09/01/2041	701,422	0.0
446,353	4.500%, 10/01/2041	473,085	0.0
1,084,336	4.500%, 03/01/2044	1,148,399	0.0
2,016,855	4.500%, 02/01/2048	2,111,366	0.0
344,547	4.500%, 06/01/2048	359,224	0.0
41,066	5.000%, 01/01/2041	44,264	0.0
222,399	5.000%, 04/01/2041	238,299	0.0
16,954	5.500%, 07/01/2037	18,601	0.0
1,039,655	5.500%, 11/01/2038	1,128,656	0.0
1,042	6.000%, 12/01/2028	1,114	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation: (continued)
12,445	6.000%, 01/01/2029	$13,303	0.0
1,368	6.500%, 01/01/2024	1,470	0.0
2,951	6.500%, 12/01/2031	3,216	0.0
303,300	6.500%, 09/01/2034	328,419	0.0
383	7.000%, 03/01/2032	390	0.0
		184,223,994	2.0
	Federal National Mortgage Association: 0.2%(6)
25,182	1.637%, (US0012M + 1.486%), 07/01/2035	25,241	0.0
2,900,558	3.500%, 01/01/2044	2,965,205	0.0
3,751,173	4.000%, 12/01/2046	3,907,066	0.1
1,461,095	4.500%, 09/01/2047	1,598,541	0.0
10,186,811	5.000%, 08/01/2056	11,161,027	0.1
76,336	6.000%, 05/01/2038	80,757	0.0
		19,737,837	0.2
	Government National Mortgage Association: 2.7%
11,008,308	2.500%, 03/20/2051	10,694,782	0.1
25,786,726	2.500%, 04/20/2051	25,052,296	0.3
8,794,089	2.500%, 05/20/2051	8,543,626	0.1
9,669,289	2.500%, 09/20/2051	9,393,899	0.1
111,706,000 (7)	2.500%, 04/15/2052	108,350,456	1.2
7,401,112	3.000%, 10/20/2049	7,438,214	0.1
3,917,292	3.000%, 11/20/2049	3,936,962	0.0
4,858,477	3.000%, 10/20/2051	4,867,755	0.1
2,979,377	3.000%, 11/20/2051	2,985,070	0.0
5,120,000 (7)	3.000%, 04/15/2052	5,060,600	0.1
3,896,361	3.500%, 07/20/2046	3,945,356	0.0
639,651	3.500%, 07/20/2046	647,916	0.0
1,025,535	3.500%, 10/20/2046	1,062,231	0.0
470,571	3.500%, 02/20/2047	475,991	0.0
395,285	3.500%, 03/20/2047	398,828	0.0
374,405	3.500%, 07/20/2047	379,904	0.0
858,657	3.500%, 08/20/2047	875,562	0.0
935,981	3.500%, 09/20/2047	951,505	0.0
7,509,605	3.500%, 12/20/2047	7,644,759	0.1
4,518,595	3.500%, 01/20/2048	4,608,285	0.0
3,893,962	3.500%, 02/20/2048	3,971,260	0.0
7,415,878	3.500%, 02/20/2048	7,563,062	0.1
18,413,967	3.500%, 03/20/2048	18,779,485	0.2
707,387	3.500%, 03/20/2048	726,735	0.0
137,676	4.000%, 11/20/2040	144,737	0.0
807,539	4.000%, 03/20/2046	837,281	0.0
10,608,951	4.000%, 09/20/2047	10,964,574	0.1
5,288,931	4.000%, 02/20/2050	5,411,233	0.1
190,318	4.500%, 10/15/2039	205,103	0.0
135,495	4.500%, 11/15/2039	146,333	0.0
139,813	4.500%, 11/15/2039	150,961	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
45,433	4.500%, 12/15/2039	$48,964	0.0
40,585	4.500%, 08/20/2041	43,239	0.0
802,476	4.500%, 09/15/2047	858,314	0.0
		257,165,278	2.7
	Uniform Mortgage-Backed Securities: 10.9%
741,000 (7)	2.000%, 05/15/2037	718,119	0.0
37,336,454	2.000%, 05/01/2051	34,740,271	0.4
28,342,723	2.000%, 05/01/2051	26,368,631	0.3
13,410,385	2.000%, 05/01/2051	12,494,912	0.1
5,528,506	2.000%, 08/01/2051	5,141,716	0.1
10,520,993	2.000%, 10/01/2051	9,782,100	0.1
2,283,011	2.000%, 11/01/2051	2,123,288	0.0
1,052,457	2.000%, 11/01/2051	978,825	0.0
10,209,202	2.000%, 12/01/2051	9,506,948	0.1
15,520,362	2.000%, 02/01/2052	14,462,396	0.2
29,968,445	2.000%, 02/01/2052	27,892,280	0.3
4,896,955	2.000%, 02/01/2052	4,561,656	0.1
5,375,111	2.000%, 02/01/2052	5,002,730	0.1
12,996,424	2.000%, 02/01/2052	12,108,228	0.1
12,899,397	2.000%, 02/01/2052	12,021,749	0.1
9,326,827	2.000%, 02/01/2052	8,685,890	0.1
9,909,391	2.000%, 02/01/2052	9,230,875	0.1
6,673,999	2.000%, 03/01/2052	6,205,440	0.1
5,291,562	2.000%, 03/01/2052	4,924,977	0.1
79,094,000 (7)	2.000%, 04/15/2052	73,430,746	0.8
940,952	2.500%, 05/01/2030	932,431	0.0
1,842,460	2.500%, 06/01/2030	1,825,208	0.0
1,334,017	2.500%, 06/01/2030	1,321,526	0.0
827,061	2.500%, 07/01/2030	819,311	0.0
29,694,966	2.500%, 01/01/2052	28,438,033	0.3
4,723,214	2.500%, 02/01/2052	4,542,390	0.1
4,990,204	2.500%, 02/01/2052	4,791,428	0.1
7,391,130	2.500%, 03/01/2052	7,087,572	0.1
10,986,042	2.500%, 03/01/2052	10,521,222	0.1
34,082,419	2.500%, 03/01/2052	32,640,434	0.4
201,937,000 (7)	2.500%, 04/15/2052	192,676,296	2.1
1,231,374	3.000%, 08/01/2030	1,244,581	0.0
624,249	3.000%, 09/01/2030	630,950	0.0
2,147,354	3.000%, 04/01/2043	2,144,910	0.0
1,782,709	3.000%, 07/01/2043	1,779,949	0.0
585,461	3.000%, 08/01/2043	584,974	0.0
371,689	3.000%, 09/01/2043	371,231	0.0
6,293,216	3.000%, 04/01/2045	6,258,333	0.1
2,743,591	3.000%, 08/01/2046	2,728,425	0.0
1,162,002	3.000%, 08/01/2046	1,155,566	0.0
821,474	3.000%, 11/01/2046	816,405	0.0
1,886,090	3.000%, 12/01/2046	1,878,570	0.0
7,430,173	3.000%, 12/01/2046	7,386,236	0.1
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
13,979,578	3.000%, 01/01/2047	$13,877,884	0.2
3,367,613	3.000%, 02/01/2047	3,343,558	0.0
3,944,396	3.000%, 03/01/2047	3,916,239	0.0
3,362,415	3.000%, 07/01/2047	3,340,702	0.0
25,336,651	3.000%, 10/01/2050	24,884,351	0.3
2,414,106	3.000%, 03/01/2051	2,364,928	0.0
6,234,514	3.000%, 01/01/2052	6,156,443	0.1
49,998,862	3.000%, 01/01/2052	49,123,689	0.5
4,363,355	3.000%, 02/01/2052	4,302,648	0.1
6,920,987	3.000%, 02/01/2052	6,834,316	0.1
6,711,946	3.000%, 02/01/2052	6,604,565	0.1
13,586,102	3.000%, 02/01/2052	13,368,750	0.1
6,987,668	3.000%, 02/01/2052	6,882,757	0.1
5,507,196	3.000%, 02/01/2052	5,424,513	0.1
12,255,542	3.000%, 03/01/2052	12,071,543	0.1
19,893,154	3.000%, 03/01/2052	19,530,540	0.2
101,092,000 (7)	3.000%, 04/15/2052	98,896,408	1.1
17,633,353	3.500%, 06/01/2034	18,189,588	0.2
2,192,479	3.500%, 10/01/2042	2,237,066	0.0
1,051,400	3.500%, 04/01/2043	1,072,839	0.0
3,076,287	3.500%, 08/01/2043	3,133,633	0.0
1,905,059	3.500%, 03/01/2044	1,935,498	0.0
217,530	3.500%, 01/01/2046	221,667	0.0
161,309	3.500%, 02/01/2046	164,378	0.0
330,288	3.500%, 02/01/2046	336,570	0.0
13,569,137	3.500%, 08/01/2046	13,822,928	0.2
903,278	3.500%, 08/01/2047	915,113	0.0
1,244,000	3.500%, 09/01/2047	1,255,453	0.0
15,778,093	3.500%, 11/01/2047	16,014,311	0.2
469,069	3.500%, 12/01/2047	473,278	0.0
949,495	3.500%, 02/01/2048	959,227	0.0
981,212	3.500%, 05/01/2048	990,988	0.0
9,426,712	3.500%, 07/01/2048	9,558,601	0.1
2,281,386	3.500%, 10/01/2049	2,321,470	0.0
2,995,327	3.500%, 02/01/2052	3,016,656	0.0
150,004	4.000%, 03/01/2042	156,615	0.0
319,303	4.000%, 07/01/2042	326,793	0.0
129,253	4.000%, 07/01/2042	134,333	0.0
1,078,483	4.000%, 07/01/2042	1,129,118	0.0
499,902	4.000%, 09/01/2043	522,347	0.0
10,170,838	4.000%, 01/01/2045	10,627,024	0.1
1,273,181	4.000%, 01/01/2045	1,322,367	0.0
1,003,334	4.000%, 03/01/2045	1,045,268	0.0
3,843,990	4.000%, 05/01/2045	3,999,981	0.1
991,102	4.000%, 06/01/2045	1,034,769	0.0
1,093,877	4.000%, 11/01/2045	1,141,617	0.0
3,169,276	4.000%, 02/01/2046	3,308,736	0.0
5,467,655	4.000%, 07/01/2047	5,655,183	0.1
1,576,609	4.000%, 08/01/2047	1,621,812	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
507,090	4.000%, 08/01/2047	$521,574	0.0
165,801	4.000%, 03/01/2048	169,801	0.0
610,628	4.000%, 03/01/2048	627,570	0.0
4,060,962	4.000%, 09/01/2048	4,208,595	0.1
10,819,164	4.000%, 04/01/2049	11,168,477	0.1
1,409,119	4.250%, 11/01/2043	1,486,584	0.0
110,104	4.500%, 11/01/2040	117,182	0.0
248,281	4.500%, 11/01/2040	264,308	0.0
1,670,931	4.500%, 11/01/2040	1,778,456	0.0
4,404	4.500%, 12/01/2040	4,689	0.0
2,504	4.500%, 12/01/2040	2,652	0.0
4,834	4.500%, 01/01/2041	5,147	0.0
3,412	4.500%, 01/01/2041	3,632	0.0
185,065	4.500%, 10/01/2041	195,779	0.0
261,691	4.500%, 10/01/2044	272,154	0.0
480,250	4.500%, 12/01/2045	504,866	0.0
3,008,750	4.500%, 04/01/2047	3,174,176	0.0
517,043	4.500%, 04/01/2047	538,810	0.0
1,940,835	4.500%, 04/01/2047	2,044,366	0.0
2,114,608	4.500%, 04/01/2047	2,226,808	0.0
1,448,620	4.500%, 05/01/2047	1,517,065	0.0
1,223,276	4.500%, 05/01/2047	1,289,403	0.0
1,120,269	4.500%, 05/01/2047	1,184,173	0.0
867,917	4.500%, 05/01/2047	915,719	0.0
1,393,999	4.500%, 05/01/2047	1,473,651	0.0
923,788	4.500%, 06/01/2047	974,689	0.0
777,049	4.500%, 06/01/2047	812,774	0.0
545,291	4.500%, 06/01/2047	570,517	0.0
2,021,784	4.500%, 07/01/2047	2,117,648	0.0
105,469	4.500%, 08/01/2047	109,401	0.0
62,654	5.000%, 06/01/2033	67,842	0.0
14,072	5.000%, 09/01/2033	15,065	0.0
42,712	5.000%, 11/01/2033	46,237	0.0
12,906	5.000%, 03/01/2034	13,707	0.0
14,566	5.000%, 03/01/2034	15,751	0.0
96,040	5.000%, 02/01/2035	103,981	0.0
60,557	5.000%, 06/01/2035	65,487	0.0
3,583	5.000%, 06/01/2035	3,875	0.0
36,326	5.000%, 07/01/2035	39,293	0.0
243,642	5.000%, 08/01/2035	263,727	0.0
13,759	5.000%, 10/01/2035	14,889	0.0
290,704	5.000%, 10/01/2035	314,491	0.0
167,153	5.000%, 02/01/2036	180,996	0.0
2,441	5.000%, 03/01/2036	2,642	0.0
31,748	5.000%, 03/01/2036	34,360	0.0
4,897	5.000%, 05/01/2036	5,299	0.0
3,372	5.000%, 06/01/2036	3,649	0.0
134,814	5.000%, 07/01/2036	145,818	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
69,193	5.000%, 11/01/2040	$74,730	0.0
41,746	5.000%, 05/01/2041	45,207	0.0
279,411	5.000%, 06/01/2041	302,467	0.0
128,499	5.000%, 06/01/2041	139,151	0.0
86,619	5.500%, 03/01/2037	93,225	0.0
92,742	5.500%, 06/01/2039	101,977	0.0
761,018	5.500%, 10/01/2039	833,713	0.0
39,572	6.000%, 09/01/2036	42,260	0.0
216	6.500%, 02/01/2028	232	0.0
490	6.500%, 09/01/2031	533	0.0
129	6.500%, 09/01/2031	139	0.0
13,728	6.500%, 11/01/2031	14,789	0.0
5,298	6.500%, 04/01/2032	5,694	0.0
1,176	6.500%, 08/01/2032	1,269	0.0
3,803	6.500%, 08/01/2032	4,088	0.0
5,039	7.000%, 12/01/2027	5,086	0.0
794	7.000%, 10/01/2031	806	0.0
577	7.000%, 03/01/2032	591	0.0
713	7.500%, 09/01/2030	779	0.0
2,212	7.500%, 09/01/2031	2,400	0.0
12,569	7.500%, 02/01/2032	13,579	0.0
		1,025,827,309	10.9
	Total U.S. Government Agency Obligations (Cost $1,515,208,918)	1,486,954,418	15.8
COMMERCIAL MORTGAGE-BACKED SECURITIES: 7.5%
6,240,000 (1)	ACRE Commercial Mortgage 2021-FL4 C Ltd., 2.218%, (US0001M + 1.750%), 12/18/2037	6,120,282	0.1
5,310,000 (1)(8)	BAMLL Re-REMIC Trust 2015-FRR11 CK25, 0.000%, 09/27/2045	5,177,854	0.1
4,656,000 (1)	BANK 2017-BNK4 D, 3.357%, 05/15/2050	4,068,965	0.0
31,828,472 (3)(5)	BANK 2017-BNK4 XA, 1.340%, 05/15/2050	1,593,747	0.0
167,655,000 (3)(5)	BANK 2017-BNK8 XB, 0.174%, 11/15/2050	1,526,566	0.0
3,600,000 (1)	BANK 2017-BNK9 D, 2.800%, 11/15/2054	2,949,200	0.0
184,714,437 (3)(5)	BANK 2018-BNK14 XA, 0.492%, 09/15/2060	4,507,254	0.1
19,110,000 (1)(3)(5)	BANK 2018-BNK14 XD, 1.610%, 09/15/2060	1,626,674	0.0
23,999,656 (3)(5)	BANK 2019-BNK16 XA, 0.944%, 02/15/2052	1,214,068	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,210,000 (1)	BANK 2019-BNK18 D, 3.000%, 05/15/2062	$4,393,595	0.0
99,813,259 (3)(5)	Bank 2019-BNK19 XA, 0.954%, 08/15/2061	5,712,792	0.1
6,212,773 (3)(5)	BANK 2020-BNK30 XA, 1.329%, 12/15/2053	523,689	0.0
92,840,000 (1)(3)(5)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	1,783,299	0.0
8,200,000 (1)	BBCMS Trust 2021-AGW E, 3.547%, (US0001M + 3.150%), 06/15/2036	8,036,032	0.1
20,393,491 (3)(5)	BBCMS Trust 2021-C10 XA, 1.306%, 07/15/2054	1,809,231	0.0
3,228,254 (1)	BCRR 2016-FRR3 E Trust, 2.040%, (US0001M + 18.348%), 05/26/2026	2,886,016	0.0
2,620,000 (1)(3)	Benchmark 2018-B3 D Mortgage Trust, 3.037%, 04/10/2051	2,236,494	0.0
54,103,519 (3)(5)	Benchmark 2019-B12 XA Mortgage Trust, 1.061%, 08/15/2052	2,805,203	0.0
7,470,000 (1)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	6,286,041	0.1
36,304,840 (3)(5)	Benchmark 2019-B9 XA Mortgage Trust, 1.037%, 03/15/2052	2,095,664	0.0
92,549,177 (3)(5)	Benchmark 2020-B17 XA Mortgage Trust, 1.418%, 03/15/2053	6,576,998	0.1
8,640,000 (1)	Benchmark 2020-B18 AGNE Mortgage Trust, 3.759%, 07/15/2053	7,836,472	0.1
1,000,000 (1)	Benchmark 2020-B18 AGNF Mortgage Trust, 4.139%, 07/15/2053	896,625	0.0
110,279,078 (3)(5)	Benchmark 2020-B19 XA Mortgage Trust, 1.775%, 09/15/2053	10,503,685	0.1
60,167,743 (3)(5)	Benchmark 2020-B20 XA Mortgage Trust, 1.622%, 10/15/2053	5,731,429	0.1
47,581,152 (3)(5)	Benchmark 2020-B21 xa Mortgage Trust, 1.456%, 12/17/2053	4,519,320	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
10,000,000 (1)(3)	Benchmark 2021-B25 E Mortgage Trust, 2.000%, 04/15/2054	$6,852,715	0.1
4,965,878 (3)(5)	Benchmark 2021-B28 XA Mortgage Trust, 1.289%, 08/15/2054	439,391	0.0
11,041,000 (1)(8)	BMD2 Re-Remic Trust 2019-FRR1 3AB, 0.000%, 05/25/2052	7,877,240	0.1
8,000,000 (1)(3)	BMD2 Re-Remic Trust 2019-FRR1 5B13, 2.209%, 05/25/2052	6,364,074	0.1
5,414,000 (1)(3)	BMD2 Re-Remic Trust 2019-FRR1 6B10, 2.521%, 05/25/2052	4,409,240	0.1
4,000,000 (1)	BX Commercial Mortgage Trust 2021-IRON E, 2.747%, (US0001M + 2.350%), 02/15/2038	3,895,540	0.0
10,000,000 (1)	Cascade Funding Mortgage Trust 2021-FRR1 AK99, 4.170%, 09/29/2029	7,319,816	0.1
92,490,267 (3)(5)	CCUBS Commercial Mortgage Trust 2017-C1 XA, 0.996%, 11/15/2050	3,135,892	0.0
21,226,722 (3)(5)	CD 2016-CD1 Mortgage Trust XA, 1.376%, 08/10/2049	957,966	0.0
45,113,000 (1)(3)(5)	CD 2016-CD1 Mortgage Trust XB, 0.703%, 08/10/2049	1,174,783	0.0
32,884,547 (3)(5)	CD 2017-CD4 Mortgage Trust XA, 1.270%, 05/10/2050	1,402,605	0.0
7,745,000 (1)(3)	Citigroup Commercial Mortgage Trust 2016-C2 E, 4.432%, 08/10/2049	5,941,338	0.1
36,875,504 (3)(5)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 1.900%, 07/10/2049	2,243,712	0.0
78,557,840 (3)(5)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.081%, 10/12/2050	3,035,357	0.0
39,441,258 (3)(5)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.886%, 09/15/2050	1,518,966	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
77,876,117 (3)(5)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.535%, 06/10/2051	$2,557,732	0.0
5,000,000 (1)(3)	Citigroup Commercial Mortgage Trust 2020-420K E, 3.312%, 11/10/2042	4,165,164	0.0
22,745,128 (3)(5)	COMM 2012-CR2 XA, 1.601%, 08/15/2045	9,096	0.0
30,363,748 (3)(5)	COMM 2012-CR4 XA, 1.685%, 10/15/2045	115,950	0.0
27,260,000 (1)(3)(5)	COMM 2012-CR4 XB, 0.614%, 10/15/2045	88,540	0.0
4,640,000 (1)(3)	COMM 2013-CR10 E Mortgage Trust, 4.901%, 08/10/2046	4,421,049	0.1
9,645,000 (1)(3)	COMM 2013-CR10 F Mortgage Trust, 4.901%, 08/10/2046	8,736,645	0.1
106,180,251 (1)(3)(5)	COMM 2015-PC1 XA, 0.469%, 07/10/2050	988,028	0.0
920,000 (3)	COMM 2016-COR1 C, 4.332%, 10/10/2049	905,607	0.0
61,580,586 (3)(5)	COMM 2016-CR28 XA, 0.709%, 02/10/2049	1,211,309	0.0
33,517,723 (3)(5)	COMM 2017-COR2 XA, 1.164%, 09/10/2050	1,685,844	0.0
2,000,000 (1)(3)	COMM 2019-GC44 180B Mortgage Trust, 3.400%, 08/15/2057	1,831,799	0.0
8,261,000 (1)(3)	COMM 2020-CBM F Mortgage Trust, 3.633%, 02/10/2037	7,442,683	0.1
4,100,000 (1)(3)	Credit Suisse Mortgage Capital Certificates 2020-NET C, 3.526%, 08/15/2037	3,954,748	0.0
4,340,000 (1)(3)	CSAIL 2017-CX10 D Commercial Mortgage Trust, 4.106%, 11/15/2050	3,675,454	0.0
2,992,272 (1)	CSWF 2018-TOP E, 2.647%, (US0001M + 2.250%), 08/15/2035	2,975,966	0.0
3,339,262 (1)	CSWF 2021-SOP2 D, 2.713%, (US0001M + 2.317%), 06/15/2034	3,240,145	0.0
8,562,209 (1)	CSWF 2021-SOP2 E, 3.763%, (US0001M + 3.367%), 06/15/2034	8,315,076	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
4,460,000 (1)(3)	DBJPM 16-C3 Mortgage Trust, 3.484%, 08/10/2049	$3,654,418	0.0
7,202,536 (1)(4)	DBUBS 2011-LC2A F Mortgage Trust, 3.881%, (US0001M + 3.650%), 07/10/2044	7,193,809	0.0
15,781,159	Freddie Mac Multifamily 2021-ML08-X-US Certificates Sustainability Bonds, 1.846%, 07/25/ 2037	2,816,850	0.0
10,423,072 (1)(3)(5)	Freddie Mac Multifamily ML Certificates 2021-ML11 XUS, 0.769%, 03/25/2038	663,230	0.0
42,047,111 (3)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X3, 1.955%, 05/25/2040	68,339	0.0
31,879,545 (3)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K029 X3, 1.590%, 05/25/2041	524,744	0.0
9,770,955 (3)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K106 X1, 1.354%, 01/25/2030	867,645	0.0
23,391,326 (3)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K107 X1, 1.690%, 03/25/2030	2,635,220	0.0
68,740,373 (3)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K109 X1, 1.582%, 04/25/2030	7,133,072	0.1
110,715,052 (3)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K118 X1, 0.960%, 09/25/2030	7,384,406	0.1
101,281,373 (3)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K119 X1, 0.932%, 09/25/2030	6,572,290	0.1
41,038,268 (3)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K123 X1, 0.774%, 12/25/2030	2,249,890	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
13,342,950 (3)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K-1516 X1, 1.512%, 05/25/2035	$1,975,161	0.0
223,355,545 (3)(5)	Freddie Mac Multifamily Structured Pass Through Certificates KHG2 X, 0.304%, 02/25/2030	4,321,170	0.0
77,189,788 (3)(5)	Freddie Mac Multifamily Structured Pass Through CertificatesK151 X1, 0.391%, 04/25/2030	1,849,151	0.0
62,235,237 (1)(8)	FREMF 2016-K55 D Mortgage Trust, 0.000%, 04/25/2049	47,142,514	0.5
32,187,797 (1)(8)	FREMF 2016-K60 D Mortgage Trust, 0.000%, 12/25/2049	23,554,531	0.3
1,177,881,608 (1)(5)	FREMF 2017-K64 X2A Mortgage Trust, 0.100%, 05/25/2050	4,596,919	0.1
292,563,019 (1)(5)	FREMF 2017-K64 X2B Mortgage Trust, 0.100%, 05/25/2050	1,179,263	0.0
7,072,514 (1)	FREMF 2018-KBF2 C Mortgage Trust, 4.741%, (US0001M + 4.500%), 10/25/2025	7,111,934	0.1
4,981,479 (1)	FREMF 2019-KBF3 C Mortgage Trust, 4.991%, (US0001M + 4.750%), 01/25/2029	4,972,144	0.1
5,000,000 (1)(3)	FRR Re-REMIC Trust 2018-C1 B725, 2.964%, 02/27/2050	4,809,228	0.1
5,000,000 (1)(3)(9)	FRR Re-REMIC Trust 2018-C1 C725, 0.330%, 02/27/2050	4,554,506	0.1
8,971,340 (1)(3)(9)	FRR Re-REMIC Trust 2018-C1 CK43, 0.600%, 02/27/2048	7,683,543	0.1
10,325,000 (1)	GAM RE-REMIC TR 2021-FFR2 BK44, 2.071%, 09/27/2051	9,341,375	0.1
11,599,000 (1)	GAM RE-REMIC TR 2021-FFR2 BK78, 2.435%, 09/27/2051	9,630,667	0.1
8,825,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 C730, 0.000%, 09/27/2051	7,543,164	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
10,728,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 CK44, 0.000%, 09/27/2051	$8,922,787	0.1
8,727,000 (1)	GAM RE-REMIC TR 2021-FFR2 CK49, 1.079%, 09/27/2051	7,510,065	0.1
7,409,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 CK78, 0.000%, 09/27/2051	4,884,365	0.1
8,821,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 D730, 0.000%, 09/27/2051	7,336,680	0.1
8,724,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 DK49, 0.000%, 09/27/2051	6,982,498	0.1
12,584,000 (1)	GAM Re-REMIC Trust 2021-FRR1 1B, 0.800%, 11/29/2050	9,998,225	0.1
15,763,000 (1)	GAM Re-REMIC Trust 2021-FRR1 2B, 1.070%, 11/29/2050	11,594,669	0.1
18,282,000 (1)(5)	GAM Resecuritization Trust 2022-FRR3 BK47, 2.038%, 01/29/2052	15,580,955	0.2
12,445,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 BK61, 0.730%, 01/29/2052	10,019,399	0.1
13,548,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 BK89, 1.130%, 01/27/2052	9,677,942	0.1
7,076,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 C728, 0.420%, 08/27/2050	6,282,195	0.1
7,212,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 CK47, 0.580%, 05/27/2048	6,197,346	0.1
8,725,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 CK61, 0.970%, 11/27/2049	6,675,971	0.1
6,092,000 (1)(5)	GAM Resecuritization Trust 2022-FRR3 CK71, 1.411%, 01/29/2052	4,760,780	0.1
7,095,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 CK89, 1.320%, 01/27/2052	4,786,199	0.1
7,080,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 D728, 0.490%, 01/29/2052	6,114,910	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
9,559,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 DK27, 0.150%, 12/27/2045	$9,225,285	0.1
5,698,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 DK41, 0.510%, 10/27/2047	5,002,952	0.1
7,208,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 DK47, 0.670%, 05/27/2048	6,052,543	0.1
2,380,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 EK27, 0.210%, 12/27/2045	2,265,892	0.0
3,796,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 EK41, 0.580%, 01/29/2052	3,194,436	0.0
4,400,000 (1)	GS Mortgage Securities Corp. II 2018-RIVR F, 2.497%, (US0001M + 2.100%), 07/15/2035	4,036,596	0.0
6,140,000 (1)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	3,896,997	0.0
43,981,542 (3)(5)	GS Mortgage Securities Trust 2013-GC16 XA, 1.007%, 11/10/2046	539,869	0.0
54,640,229 (3)(5)	GS Mortgage Securities Trust 2014-GC22 XA, 0.942%, 06/10/2047	764,439	0.0
58,411,681 (3)(5)	GS Mortgage Securities Trust 2016-GS4 XA, 0.572%, 11/10/2049	1,219,513	0.0
68,606,852 (3)(5)	GS Mortgage Securities Trust 2017-GS6 XA, 1.019%, 05/10/2050	3,071,145	0.0
77,870,793 (3)(5)	GS Mortgage Securities Trust 2019-GC38 XA, 0.955%, 02/10/2052	4,132,291	0.0
2,400,000 (1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 E, 5.535%, 07/15/2046	2,354,827	0.0
4,500,000 (1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	4,199,713	0.0
22,947,170 (3)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 0.784%, 06/15/2045	553	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,550,000 (1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 E, 3.986%, 01/15/2046	$5,257,763	0.1
7,345,454 (1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16 E, 3.744%, 12/15/2046	6,803,058	0.1
5,000,000 (1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 D, 4.580%, 07/15/2047	4,154,847	0.0
78,927,545 (3)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.591%, 12/15/2049	1,708,663	0.0
10,720,000 (1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.862%, 12/05/2038	9,464,843	0.1
6,363,797 (1)(3)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.192%, 11/15/2045	6,354,522	0.1
7,840,000 (1)(3)	JPMBB Commercial Mortgage Securities Trust 2013-C17 D, 4.886%, 01/15/2047	7,449,859	0.1
6,470,000 (1)(3)	JPMBB Commercial Mortgage Securities Trust 2013-C17 F, 3.867%, 01/15/2047	5,219,386	0.1
8,624,204 (3)(5)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 0.647%, 04/15/2047	78,246	0.0
1,222,046 (3)(5)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 0.961%, 10/15/2048	25,309	0.0
649,297 (1)(3)(5)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.052%, 11/15/2038	2,101	0.0
589,782 (1)	Life 2021-BMR F Mortgage Trust, 2.747%, (US0001M + 2.350%), 03/15/2038	566,413	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
850,000 (1)(3)	LSTAR Commercial Mortgage Trust 2015-3 D, 3.165%, 04/20/2048	$813,990	0.0
37,363,418 (1)(3)(5)	LSTAR Commercial Mortgage Trust 2017-5 X, 0.790%, 03/10/2050	892,440	0.0
6,472,490 (1)	MBRT 2019-MBR H1, 4.647%, (US0001M + 4.000%), 11/15/2036	6,342,932	0.1
8,541,000 (1)	MF1 Multifamily Housing Mortgage Loan Trust 2021-FL5 D, 2.943%, (TSFR1M + 2.500%), 07/15/2036	8,440,126	0.1
3,000,000 (1)(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6 E, 4.586%, 11/15/2045	2,879,689	0.0
4,340,000 (1)(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 D, 4.897%, 11/15/2046	4,059,278	0.0
67,157,721 (3)(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 0.959%, 12/15/2047	1,307,306	0.0
3,470,000 (1)(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 D, 4.898%, 04/15/2047	3,420,358	0.0
14,914,000 (1)(4)	Morgan Stanley Capital I Trust 2011-C1 J, 4.193%, 09/15/2047	7,457,000	0.1
31,781,408 (3)(5)	Morgan Stanley Capital I Trust 2021-L6 XA, 1.236%, 06/15/2054	2,483,005	0.0
4,670,000	Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	3,876,480	0.0
46,028,075 (3)(5)	Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.777%, 12/15/2050	1,592,940	0.0
6,130,000 (1)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	5,639,179	0.1
5,280,000 (1)(3)	UBS-Barclays Commercial Mortgage Trust 2012-C4 D, 4.461%, 12/10/2045	4,873,713	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
9,020,000 (1)(3)	UBS-Barclays Commercial Mortgage Trust 2012-C4 E, 4.461%, 12/10/2045	$6,845,312	0.1
2,000,000 (1)	Wells Fargo Commercial Mortgage Trust 2021-C59 C, 2.500%, 04/15/2054	1,504,041	0.0
6,000,000 (1)(8)	Wells Fargo Re-REMIC Trust 2013-FRR1 BK26, 0.000%, 01/27/2045	5,717,062	0.1
1,437,310 (1)(3)	WFRBS Commercial Mortgage Trust 2011-C5 E, 5.521%, 11/15/2044	1,434,545	0.0
7,514,536 (1)(3)(5)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.687%, 08/15/2045	370	0.0
8,210,517 (1)(3)(5)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 1.852%, 11/15/2045	28,479	0.0
12,946,000 (1)(3)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.238%, 03/15/2045	11,088,432	0.1
3,920,000 (1)	WFRBS Commercial Mortgage Trust 2013-C17 E, 3.500%, 12/15/2046	3,553,729	0.0
2,000,000 (1)	WFRBS Commercial Mortgage Trust 2014-C21 D, 3.497%, 08/15/2047	1,791,235	0.0
73,696,063 (3)(5)	WFRBS Commercial Mortgage Trust 2014-C25 XA, 0.797%, 11/15/2047	1,313,234	0.0
	Total Commercial Mortgage-Backed Securities (Cost $744,883,992)	710,057,770	7.5
ASSET-BACKED SECURITIES: 10.7%
	Automobile Asset-Backed Securities: 0.2%
5,050,000	AmeriCredit Automobile Receivables Trust 2019-3 D, 2.580%, 09/18/2025	5,030,546	0.1
1,500,000	Carmax Auto Owner Trust 2018-4 D, 4.150%, 04/15/2025	1,516,641	0.0
550,000	Drive Auto Receivables Trust 2021-2 D, 1.390%, 03/15/2029	523,078	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
3,250,000 (1)	GLS Auto Receivables Issuer Trust 2021-4 C, 1.940%, 10/15/2027	$3,114,636	0.0
748,060	Santander Drive Auto Receivables Trust 2019-3 C, 2.490%, 10/15/2025	749,628	0.0
4,550,000	Santander Drive Auto Receivables Trust 2020-2 D, 2.220%, 09/15/2026	4,515,888	0.0
6,050,000 (1)	Westlake Automobile Receivables Trust 2021-2A C, 0.890%, 07/15/2026	5,813,251	0.1
		21,263,668	0.2
	Credit Card Asset-Backed Securities: 0.0%
600,000	Synchrony Credit Card Master Note Trust 2017-2 C, 3.010%, 10/15/2025	602,093	0.0

	Home Equity Asset-Backed Securities: 0.1%
3,094,854 (1)(3)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	2,852,155	0.0
5,253,305	Freddie Mac Structured Pass Through Certificates T-31 A7, 0.707%, (US0001M + 0.250%), 05/25/2031	5,236,659	0.1
2,894,273 (3)	GSAA Trust 2006-7 AF2, 5.995%, 03/25/2046	1,467,034	0.0
157,935 (3)	HSI Asset Loan Obligation Trust 2007-WF1 A6, 4.710%, 12/25/2036	138,309	0.0
566,582	Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A3, 0.777%, (US0001M + 0.160%), 02/25/2037	562,776	0.0
685,981	Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 0.917%, (US0001M + 0.230%), 02/25/2037	672,846	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Home Equity Asset-Backed Securities (continued)
1,514,018 (3)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	$1,541,812	0.0
		12,471,591	0.1
	Other Asset-Backed Securities: 9.3%
9,500,000 (1)	AGL CLO 5 Ltd. 2020-5A A1R, 1.414%, (US0003M + 1.160%), 07/20/2034	9,436,321	0.1
6,750,000 (1)	AIG CLO 2021-1A C, 2.009%, (US0003M + 1.750%), 04/22/2034	6,551,273	0.1
3,000,000 (1)	Aimco CLO 11 Ltd. 2020-11A AR, 1.371%, (US0003M + 1.130%), 10/17/2034	2,967,594	0.0
1,050,538 (1)(3)(4)(5)	American Homes 4 Rent 2015-SFR1 XS, 3.232%, 04/17/2052	—	—
1,850,000 (1)	AMMC CLO 16 Ltd. 2015-16A CR2, 2.188%, (US0003M + 1.950%), 04/14/2029	1,835,411	0.0
500,000 (1)	Apidos CLO XII 2013-12A CR, 2.041%, (US0003M + 1.800%), 04/15/2031	480,263	0.0
10,000,000 (1)	Apidos CLO XXXV 2021-35A C, 1.904%, (US0003M + 1.650%), 04/20/2034	9,698,930	0.1
4,405,500 (1)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2I, 4.194%, 06/05/2049	4,388,335	0.1
2,029,500 (1)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/05/2049	2,030,483	0.0
1,586,200 (1)	Aqua Finance Trust 2019-A A, 3.140%, 07/16/2040	1,569,545	0.0
3,371,812 (1)	Aqua Finance Trust 2020-AA A, 1.900%, 07/17/2046	3,280,843	0.0
7,190,500 (1)	Arbys Funding LLC 2020-1A A2, 3.237%, 07/30/2050	6,893,460	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
3,890,000 (1)	Babson CLO Ltd. 2017-1A A2, 1.591%, (US0003M + 1.350%), 07/18/2029	$3,855,706	0.0
6,361,000 (1)	Babson CLO Ltd. 2018-3A A2, 1.554%, (US0003M + 1.300%), 07/20/2029	6,348,361	0.1
3,750,000 (1)	Barings Clo Ltd. 2019-4A C, 3.041%, (US0003M + 2.800%), 01/15/2033	3,700,357	0.0
1,200,000 (1)	BDS 2021-FL9 D Ltd., 2.718%, (US0001M + 2.250%), 11/16/2038	1,182,878	0.0
8,339,675 (1)	Beacon Container Finance II LLC 2021-1A A, 2.250%, 10/22/2046	7,843,135	0.1
6,500,000 (1)	Benefit Street Partners CLO IV Ltd. 2014-IVA BRRR, 2.404%, (US0003M + 2.150%), 01/20/2032	6,363,389	0.1
13,900,000 (1)	Benefit Street Partners CLO Ltd. 2021-23A A1, 1.338%, (US0003M + 1.080%), 04/25/2034	13,765,670	0.2
4,600,000 (1)	Benefit Street Partners CLO Ltd. 2021-23A C, 2.458%, (US0003M + 2.200%), 04/25/2034	4,574,332	0.1
450,000 (1)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 1.454%, (US0003M + 1.200%), 01/20/2031	444,668	0.0
11,560,000 (1)	Benefit Street Partners CLO X Ltd. 2016-10A BRR, 2.404%, (US0003M + 2.150%), 04/20/2034	11,390,923	0.1
5,000,000 (1)	Benefit Street Partners CLO XIV Ltd. 2018-14A A2, 1.404%, (US0003M + 1.150%), 04/20/2031	4,932,795	0.1
7,550,000 (1)	Benefit Street Partners CLO XVIII Ltd. 2019-18A A1R, 1.411%, (US0003M + 1.170%), 10/15/2034	7,476,463	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,000,000 (1)	BlueMountain CLO 2014-2A A2R2 Ltd., 1.654%, (US0003M + 1.400%), 10/20/2030	$1,984,282	0.0
5,350,000 (1)	BlueMountain CLO Ltd. 2021-28A C, 2.241%, (US0003M + 2.000%), 04/15/2034	5,254,064	0.1
6,500,000 (1)	Bojangles Issuer LLC 2020-3A A2, 3.832%, 10/20/2050	6,380,462	0.1
7,570,000 (1)	Broad River Bsl Funding Clo Ltd. 2020-1A AR, 1.424%, (US0003M + 1.170%), 07/20/2034	7,475,534	0.1
4,400,000 (1)	Broad River Bsl Funding Clo Ltd. 2020-1A CR, 2.254%, (US0003M + 2.000%), 07/20/2034	4,308,872	0.0
6,600,000 (1)	California Street CLO IX L.P. 2012-9A CR3, 2.741%, (US0003M + 2.500%), 07/16/2032	6,443,369	0.1
3,250,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2, 1.371%, (US0003M + 1.130%), 04/17/2031	3,219,145	0.0
11,000,000 (1)	Carlyle US CLO 2017-3A BR Ltd., 2.254%, (US0003M + 2.000%), 07/20/2029	10,707,081	0.1
8,900,000 (1)	CARLYLE US CLO 2021-1A A1 Ltd., 1.381%, (US0003M + 1.140%), 04/15/2034	8,829,405	0.1
10,000,000 (1)	Cedar Funding IV CLO Ltd. 2014-4A CRR, 2.259%, (US0003M + 2.000%), 07/23/2034	9,863,030	0.1
21,700,000 (1)	Cedar Funding IV CLO Ltd.2014-4A ARR, 1.419%, (US0003M + 1.160%), 07/23/2034	21,448,063	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
12,400,000 (1)	Cedar Funding VIII Clo Ltd. 2017-8A A1R, 1.391%, (US0003M + 1.150%), 10/17/2034	$12,320,057	0.1
11,200,000 (1)	Cedar Funding VIII Clo Ltd. 2017-8A A2R, 1.691%, (US0003M + 1.450%), 10/17/2034	11,075,254	0.1
37,149	Chase Funding Trust Series 2003-5 2A2, 1.057%, (US0001M + 0.600%), 07/25/2033	35,462	0.0
2,150,000 (1)	CIFC Funding 2017-2A CR Ltd., 2.104%, (US0003M + 1.850%), 04/20/2030	2,118,849	0.0
3,000,000 (1)	CIFC Funding 2019-6A A2 Ltd., 1.991%, (US0003M + 1.750%), 01/16/2033	2,989,002	0.0
1,600,000 (1)	CIFC Funding Ltd. 2022-1A A, 1.749%, (TSFR3M + 1.320%), 04/17/2035	1,594,414	0.0
2,815,675 (1)	CLI Funding VI LLC 2020-1A A, 2.080%, 09/18/2045	2,644,191	0.0
8,918,810 (1)	CLI Funding VIII LLC 2021-1A A, 1.640%, 02/18/2046	8,114,457	0.1
10,389,413 (1)	CLI Funding VIII LLC 2022-1A A1, 2.720%, 01/18/2047	9,824,488	0.1
4,631,250 (1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	4,645,171	0.1
2,388,750 (1)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	2,403,969	0.0
15,760,500 (1)	DB Master Finance LLC 2021-1A A23, 2.791%, 11/20/2051	14,171,043	0.2
2,563,875 (1)	Domino’s Pizza Master Issuer LLC 2018-1A A211, 4.328%, 07/25/2048	2,572,766	0.0
10,976,000 (1)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	10,559,308	0.1
11,711,500 (1)	Domino’s Pizza Master Issuer LLC 2021-1A A2II, 3.151%, 04/25/2051	10,721,610	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,261,875 (1)	Driven Brands Funding LLC 2018-1A A2, 4.739%, 04/20/2048	$2,287,402	0.0
5,674,500 (1)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	5,674,626	0.1
5,436,375 (1)	Driven Brands Funding LLC 2021-1A A2, 2.791%, 10/20/2051	4,896,205	0.1
6,400,000 (1)	Dryden 49 Senior Loan Fund 2017-49A CR, 2.291%, (US0003M + 2.050%), 07/18/2030	6,400,282	0.1
11,400,000 (1)	Dryden 75 CLO Ltd. 2019-75A CR2, 2.041%, (US0003M + 1.800%), 04/15/2034	11,101,343	0.1
8,850,000 (1)	Dryden 78 CLO Ltd. 2020-78A A, 1.421%, (US0003M + 1.180%), 04/17/2033	8,783,457	0.1
8,000,000 (1)	Eaton Vance Clo 2015-1A A2R Ltd., 1.504%, (US0003M + 1.250%), 01/20/2030	7,963,144	0.1
4,228,050 (1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	4,194,730	0.0
4,337,515 (1)	Helios Issuer LLC 2018-1A A, 4.870%, 07/20/2048	4,347,569	0.1
3,546,131 (1)	Helios Issuer LLC 2021-A A4, 1.800%, 02/20/2048	3,309,696	0.0
725,383 (1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	727,438	0.0
675,448 (1)	HERO Funding Trust 2016-2A A, 3.750%, 09/20/2041	673,505	0.0
1,728,604 (1)	HERO Funding Trust 2016-4A A2, 4.290%, 09/20/2047	1,730,886	0.0
7,750,000 (1)	Jay Park CLO Ltd. 2016-1A BR, 2.254%, (US0003M + 2.000%), 10/20/2027	7,715,745	0.1
3,685,863 (1)	JG Wentworth XLII LLC 2018-2A A, 3.960%, 10/15/2075	3,845,165	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,640,487 (1)	JGWPT XXXIII LLC 2014-3A A, 3.500%, 06/15/2077	$2,672,329	0.0
6,000,000 (1)	Kayne CLO 6 Ltd. 2019-6A A2, 2.104%, (US0003M + 1.850%), 01/20/2033	6,000,300	0.1
7,130,000 (1)	Kayne CLO I Ltd. 2018-1A CR, 1.991%, (US0003M + 1.750%), 07/15/2031	7,079,284	0.1
6,000,000 (1)	LCM 26A A2 Ltd., 1.504%, (US0003M + 1.250%), 01/20/2031	5,951,880	0.1
5,000,000 (1)	LCM XVIII L.P. 18A A2R, 1.474%, (US0003M + 1.220%), 04/20/2031	4,967,915	0.1
11,900,000 (1)	LCM XXIV Ltd. 24A CR, 2.154%, (US0003M + 1.900%), 03/20/2030	11,575,332	0.1
6,812,689 (1)	Loanpal Solar Loan 2020-2GF A Ltd., 2.750%, 07/20/2047	6,481,241	0.1
6,012,566 (1)	Loanpal Solar Loan 2021-1 1GS A Ltd., 2.290%, 01/20/2048	5,509,010	0.1
9,525,959 (1)	Loanpal Solar Loan 2021-2GS A Ltd., 2.220%, 03/20/2048	8,855,285	0.1
6,150,000 (1)	Madison Park Funding XLVIII Ltd. 2021-48A C, 2.248%, (US0003M + 2.000%), 04/19/2033	6,109,576	0.1
6,250,000 (1)	Madison Park Funding XXI Ltd. 2016-21A ABRR, 1.641%, (US0003M + 1.400%), 10/15/2032	6,203,475	0.1
1,400,000 (1)	Madison Park Funding XXVII Ltd. 2018-27A B, 2.054%, (US0003M + 1.800%), 04/20/2030	1,377,555	0.0
1,858,588 (1)	Marlette Funding Trust 2018-4A C, 4.910%, 12/15/2028	1,860,001	0.0
477 (1)	Marlette Funding Trust 2019-2 A2A, 3.530%, 07/16/2029	478	0.0
4,200,000 (1)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	4,193,456	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
3,000,000 (1)	MF1 2021-FL7 D Ltd., 2.981%, (US0001M + 2.550%), 10/16/2036	$2,912,625	0.0
1,000,000 (1)	MF1 2021-FL7 E Ltd., 3.231%, (US0001M + 2.800%), 10/16/2036	967,227	0.0
1,100,000 (1)(3)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	1,099,890	0.0
3,200,000 (1)(3)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	3,152,028	0.0
2,482,000 (1)(3)	Mill City Mortgage Trust 2015-2 B2, 3.620%, 09/25/2057	2,459,414	0.0
804,726 (1)	Mill City Solar Loan 2019-1A A Ltd., 4.340%, 03/20/2043	815,298	0.0
4,083,279 (1)	Mill City Solar Loan 2019-2GS A Ltd., 3.690%, 07/20/2043	4,064,503	0.0
3,026,372 (1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	3,033,669	0.0
4,979,910 (1)	Mosaic Solar Loan Trust 2018-2-GS A, 4.200%, 02/22/2044	4,955,596	0.1
1,272,429 (1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	1,257,912	0.0
3,480,798 (1)	Mosaic Solar Loan Trust 2019-2A A, 2.880%, 09/20/2040	3,384,451	0.0
4,784,782 (1)	Mosaic Solar Loan Trust 2020-1A B, 3.100%, 04/20/2046	4,599,432	0.1
9,420,150 (1)	Mosaic Solar Loan Trust 2020-2A A, 1.440%, 08/20/2046	8,603,505	0.1
4,110,916 (1)	Mosaic Solar Loan Trust 2021-1A B, 2.050%, 12/20/2046	3,799,574	0.0
1,843,761 (1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	1,824,548	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,000,000 (1)	Neuberger Berman Loan Advisers CLO 47 Ltd. 2022-47A A, 1.548%, (TSFR3M + 1.300%), 04/14/2035	$1,993,068	0.0
14,050,000 (1)	Newark BSL CLO 2 Ltd. 2017-1A BR, 2.008%, (US0003M + 1.750%), 07/25/2030	13,855,955	0.2
5,750,000 (1)	Oak Hill Credit Partners 2021-8A C, 2.141%, (US0003M + 1.900%), 01/18/2034	5,679,919	0.1
14,950,000 (1)	Octagon Investment Partners 30 Ltd. 2017-1A BR, 2.204%, (US0003M + 1.950%), 03/17/2030	14,604,416	0.2
3,500,000 (1)	Octagon Investment Partners 32 Ltd. 2017-1A CR, 2.291%, (US0003M + 2.050%), 07/15/2029	3,438,299	0.0
25,350,000 (1)	Octagon Investment Partners XIV Ltd. 2012-1A BRR, 2.341%, (US0003M + 2.100%), 07/15/2029	24,499,584	0.3
4,060,000 (1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 1.598%, (US0003M + 1.350%), 07/19/2030	4,037,987	0.0
6,000,000 (1)	Octagon Investment Partners XXI Ltd. 2014-1A BR3, 2.145%, (US0003M + 1.750%), 02/14/2031	5,881,896	0.1
7,830,000 (1)	OHA Credit Funding 2019-3A AR Ltd., 1.394%, (US0003M + 1.140%), 07/02/2035	7,779,191	0.1
10,250,000 (1)	OHA Credit Funding 2020-6A AR Ltd., 1.394%, (US0003M + 1.140%), 07/20/2034	10,185,845	0.1
6,650,000 (1)	OHA Credit Funding 4 Ltd. 2019-4A AR, 1.409%, (US0003M + 1.150%), 10/22/2036	6,603,310	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
7,000,000 (1)	OHA Credit Funding 7 Ltd. 2020-7A AR, 1.975%, (TSFR3M + 1.300%), 02/24/2037	$6,967,261	0.1
6,700,000 (1)	OHA Credit Funding 9 Ltd. 2021-9A C, 2.148%, (US0003M + 1.900%), 07/19/2035	6,632,678	0.1
10,700,000 (1)	OHA Credit Partners VII Ltd. 2012-7A CR3, 2.280%, (US0003M + 1.800%), 02/20/2034	10,499,889	0.1
3,214,660 (1)	Pagaya AI Debt Selection Trust 2021-3 A, 1.150%, 05/15/2029	3,150,137	0.0
4,080,751 (1)	Pagaya AI Debt Selection Trust 2021-HG1 A, 1.220%, 01/16/2029	3,955,563	0.0
9,350,000 (1)	Pagaya AI Debt Trust 2022-1 A, 2.030%, 10/15/2029	9,182,996	0.1
5,800,000 (1)	Palmer Square CLO 2021-1A B Ltd., 1.954%, (US0003M + 1.700%), 04/20/2034	5,670,179	0.1
7,550,000 (1)	Palmer Square CLO 2021-3A A2 Ltd., 1.633%, (US0003M + 1.400%), 01/15/2035	7,504,511	0.1
275,737 (3)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.541%, 01/25/2036	270,408	0.0
4,936,375 (1)	Primose Funding LLC 2019-1A A2, 4.475%, 07/30/2049	4,830,541	0.1
9,150,000 (1)	Rockland Park CLO Ltd. 2021-1A C, 2.154%, (US0003M + 1.900%), 04/20/2034	9,046,944	0.1
1,347,228 (1)	SoFi Consumer Loan Program 2019-2 C Trust, 3.460%, 04/25/2028	1,352,900	0.0
2,000,000 (1)	SoFi Consumer Loan Program 2019-2 D Trust, 4.200%, 04/25/2028	1,997,287	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
4,100,000 (1)	SoFi Consumer Loan Program 2019-4 C Trust, 2.840%, 08/25/2028	$4,098,450	0.0
1,300,000 (1)	SoFi Consumer Loan Program 2019-4 D Trust, 3.480%, 08/25/2028	1,296,027	0.0
2,350,000 (1)	SoFi Consumer Loan Program 2021-1 C Trust, 1.610%, 09/25/2030	2,213,517	0.0
7,184,417 (1)	Sonic Capital LLC 2020-1A A2I, 3.845%, 01/20/2050	7,043,281	0.1
3,980,000 (1)	Sonic Capital LLC 2021-1A A2II, 2.636%, 08/20/2051	3,401,879	0.0
20,950,000 (1)	Sound Point Clo XVI Ltd. 2017-2A CR, 2.458%, (US0003M + 2.200%), 07/25/2030	20,426,166	0.2
9,950,000 (1)	Sound Point CLO XXIX Ltd. 2021-1A C1, 2.558%, (US0003M + 2.300%), 04/25/2034	9,766,452	0.1
7,731,680 (1)	Sunnova Sol II Issuer LLC 2020-2A A, 2.730%, 11/01/2055	7,265,986	0.1
9,732,609 (1)	Sunnova Sol III Issuer LLC 2021-1 A, 2.580%, 04/28/2056	8,893,289	0.1
4,624,386 (1)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	4,770,404	0.1
4,091,909 (1)	Sunrun Xanadu Issuer 2019-1A A LLC, 3.980%, 06/30/2054	4,036,220	0.0
8,450,000 (1)	Symphony CLO XXVI Ltd. 2021-26A CR, 2.254%, (US0003M + 2.000%), 04/20/2033	8,402,663	0.1
5,950,125 (1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	6,022,495	0.1
13,167,000 (1)	Taco Bell Funding LLC 2021-1A A23, 2.542%, 08/25/2051	11,451,239	0.1
5,000,000 (1)	TCW CLO 2017-1A A2RR Ltd., 1.749%, (US0003M + 1.450%), 10/29/2034	4,963,375	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
13,150,000 (1)	TCW CLO 2021-1A C Ltd., 2.154%, (US0003M + 1.900%), 03/18/2034	$12,956,314	0.1
7,200,000 (1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	7,154,634	0.1
6,578,000 (1)	Textainer Marine Containers Ltd. 2021-3A A, 1.940%, 08/20/2046	5,982,108	0.1
5,617,000 (1)	Textainer Marine Containers VII Ltd. 2021-1A A, 1.680%, 02/20/2046	5,094,828	0.1
1,400,000 (1)(3)	Towd Point Mortgage Trust 2015-2 1B1, 3.306%, 11/25/2060	1,380,631	0.0
2,640,000 (1)(3)	Towd Point Mortgage Trust 2015-2 2B2, 3.930%, 11/25/2057	2,657,674	0.0
4,346,000 (1)(3)	Towd Point Mortgage Trust 2016-2 M1, 3.000%, 08/25/2055	4,306,487	0.0
3,200,000 (1)(3)	Towd Point Mortgage Trust 2017-1 M1, 3.750%, 10/25/2056	3,168,701	0.0
2,200,000 (1)(3)	Towd Point Mortgage Trust 2017-3 M1, 3.500%, 07/25/2057	2,186,032	0.0
4,500,000 (1)	Trafigura Securitisation Finance PLC 2021-1A A2, 1.080%, 01/15/2025	4,303,935	0.0
11,483,250 (1)	Triton Container Finance VIII LLC 2021-1A A, 1.860%, 03/20/2046	10,414,944	0.1
3,533,175 (1)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	3,508,408	0.0
8,535,500 (1)	Wendy’s Funding LLC 2021-1A A2II, 2.775%, 06/15/2051	7,572,313	0.1
10,000,000 (1)	Wind River 2021-1A C CLO Ltd., 2.204%, (US0003M + 1.950%), 04/20/2034	9,776,080	0.1
15,770,750 (1)	Zaxby’s Funding LLC 2021-1A A2, 3.238%, 07/30/2051	14,618,957	0.2
		870,886,718	9.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities: 1.1%
323,154 (1)	Commonbond Student Loan Trust 2016-B, 4.000%, 10/25/2040	$324,735	0.0
994,907 (1)	Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/2042	994,493	0.0
1,395,797 (1)	Commonbond Student Loan Trust 2018-AGS A1, 3.210%, 02/25/2044	1,390,229	0.0
88,566 (1)	Commonbond Student Loan Trust 2018-A-GS C, 3.820%, 02/25/2044	83,658	0.0
2,487,658 (1)	Commonbond Student Loan Trust 2018-CGS A2, 1.257%, (US0001M + 0.800%), 02/25/2046	2,479,188	0.0
4,408,263 (1)	Commonbond Student Loan Trust 2020-AGS A, 1.980%, 08/25/2050	4,304,884	0.1
2,250,000 (1)(3)	ELFI Graduate Loan Program 2021-A B LLC, 2.090%, 12/26/2046	2,116,249	0.0
452,715 (1)	Laurel Road Prime Student Loan Trust 2017-B A4, 3.020%, 08/25/2042	452,678	0.0
7,192,784 (1)	Laurel Road Prime Student Loan Trust 2020-A AFX, 1.400%, 11/25/2050	6,888,341	0.1
3,664,424 (1)	Navient Private Education Refi Loan Trust 2020-DA A, 1.690%, 05/15/2069	3,568,164	0.0
4,347,421 (1)	Navient Private Education Refi Loan Trust 2020-GA A, 1.170%, 09/16/2069	4,206,005	0.1
1,850,000 (1)	Navient Private Education Refi Loan Trust 2021-F B, 2.120%, 02/18/2070	1,658,676	0.0
2,700,000 (1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	2,508,177	0.0
1,450,000 (1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,425,754	0.0
17,763,688 (1)	SMB Private Education Loan Trust 2020-PTA A2A, 1.600%, 09/15/2054	17,017,095	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
4,100,000 (1)(3)	SoFi Professional Loan Program 2016-E C, 4.430%, 10/25/2041	$4,137,267	0.1
3,000,000 (1)(3)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	2,974,955	0.0
3,900,000 (1)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	3,885,259	0.0
3,250,000 (1)	Sofi Professional Loan Program 2018-A B LLC, 3.610%, 02/25/2042	3,244,661	0.0
8,000,000 (1)	Sofi Professional Loan Program 2018-B BFX Trust, 3.830%, 08/25/2047	7,933,221	0.1
6,174,301 (1)	Sofi Professional Loan Program 2018-C A2FX Trust, 3.590%, 01/25/2048	6,215,763	0.1
5,800,000 (1)	Sofi Professional Loan Program 2018-C BFX Trust, 4.130%, 01/25/2048	5,835,328	0.1
2,825,429 (1)	Sofi Professional Loan Program 2018-D A2FX Trust, 3.600%, 02/25/2048	2,831,246	0.0
6,000,000 (1)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	5,926,812	0.1
3,000,000 (1)	Sofi Professional Loan Program 2019-B BFX LLC, 3.730%, 08/17/2048	2,951,984	0.0
10,706,475 (1)	SoFi Professional Loan Program 2020-C AFX Trust, 1.950%, 02/15/2046	10,495,106	0.1
		105,849,928	1.1
	Total Asset-Backed Securities
	(Cost $1,039,305,903)	1,011,073,998	10.7
SOVEREIGN BONDS: 1.8%
8,471,964 (10)	Argentine Republic Government International Bond, 0.500% (Step Rate @ 0.750% on 07/09/2027), 07/09/2030	2,859,373	0.0
504,551	Argentine Republic Government International Bond, 1.000%, 07/09/2029	173,601	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
1,819,735 (10)	Argentine Republic Government International Bond, 1.125% (Step Rate @ 1.500% on 07/09/2023), 07/09/2035	$557,130	0.0
7,775,000 (2)	Brazilian Government International Bond, 3.875%, 06/12/2030	7,181,379	0.1
5,900,000 (2)	Brazilian Government International Bond, 4.625%, 01/13/2028	5,926,107	0.1
700,000 (2)	Brazilian Government International Bond, 6.000%, 04/07/2026	759,692	0.0
1,000,000	Colombia Government International Bond, 3.125%, 04/15/2031	848,000	0.0
5,225,000	Colombia Government International Bond, 3.875%, 04/25/2027	5,019,553	0.1
2,500,000	Croatia Government International Bond, 5.500%, 04/04/2023	2,581,825	0.0
5,900,000 (1)	Dominican Republic International Bond, 4.500%, 01/30/2030	5,428,059	0.1
2,700,000 (1)	Dominican Republic International Bond, 4.875%, 09/23/2032	2,450,277	0.0
1,100,000 (1)	Dominican Republic International Bond, 5.300%, 01/21/2041	958,386	0.0
1,500,000 (1)(2)	Egypt Government International Bond, 5.875%, 02/16/2031	1,262,890	0.0
1,300,000 (2)	Egypt Government International Bond, 6.588%, 02/21/2028	1,210,030	0.0
7,500,000 (2)	Egypt Government International Bond, 7.500%, 01/31/2027	7,410,248	0.1
7,675,000 (1)	Egypt Government International Bond, 7.625%, 05/29/2032	6,972,899	0.1
1,500,000 (1)	Egypt Government International Bond, 8.750%, 09/30/2051	1,296,589	0.0
1,240,000 (1)	Gabon Government International Bond, 6.625%, 02/06/2031	1,179,054	0.0
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
12,725,000 (1)	Ghana Government International Bond, 6.375%, 02/11/2027	$9,610,493	0.1
EUR 2,800,000 (1)	Ivory Coast Government International Bond, 4.875%, 01/30/2032	2,736,501	0.0
3,725,535 (3)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	3,667,085	0.1
2,350,000 (1)	Jordan Government International Bond, 5.850%, 07/07/2030	2,197,398	0.0
1,000,000	Jordan Government International Bond, 6.125%, 01/29/2026	1,011,629	0.0
1,200,000 (1)	Kenya Government International Bond, 7.000%, 05/22/2027	1,159,758	0.0
7,000,000	Mexico Government International Bond, 3.500%, 02/12/2034	6,523,930	0.1
3,000,000	Mexico Government International Bond, 3.750%, 04/19/2071	2,386,740	0.0
1,750,000	Mexico Government International Bond, 3.771%, 05/24/2061	1,420,011	0.0
1,375,000	Mexico Government International Bond, 4.280%, 08/14/2041	1,285,171	0.0
5,675,000 (1)	Morocco Government International Bond, 2.375%, 12/15/2027	5,192,511	0.1
5,850,000 (1)	Morocco Government International Bond, 3.000%, 12/15/2032	5,082,188	0.1
1,450,000 (1)	Morocco Government International Bond, 4.000%, 12/15/2050	1,166,380	0.0
2,250,000	Morocco Government International Bond, 4.250%, 12/11/2022	2,278,982	0.0
600,000 (1)	Morocco Government International Bond, 4.250%, 12/11/2022	607,729	0.0
3,400,000	Oman Government International Bond, 6.000%, 08/01/2029	3,555,057	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
2,350,000 (1)	Oman Government International Bond, 6.750%, 10/28/2027	$2,561,674	0.0
5,250,000 (1)	Oman Government International Bond, 7.375%, 10/28/2032	6,018,915	0.1
3,000,000 (2)	Panama Government International Bond, 3.298%, 01/19/2033	2,870,325	0.0
600,000 (1)	Paraguay Government International Bond, 4.625%, 01/25/2023	607,500	0.0
3,375,000	Peruvian Government International Bond, 1.862%, 12/01/2032	2,892,206	0.0
2,525,000 (2)	Peruvian Government International Bond, 2.780%, 12/01/2060	1,982,403	0.0
4,450,000 (2)	Republic of South Africa Government International Bond, 4.300%, 10/12/2028	4,312,010	0.1
12,300,000 (2)	Republic of South Africa Government International Bond, 4.850%, 09/30/2029	12,056,927	0.1
EUR 2,050,000 (1)	Romanian Government International Bond, 2.625%, 12/02/2040	1,732,743	0.0
4,900,000 (1)	Romanian Government International Bond, 3.625%, 03/27/2032	4,638,193	0.1
3,600,000	Russian Foreign Bond - Eurobond, 4.250%, 06/23/2027	828,000	0.0
2,600,000	Russian Foreign Bond - Eurobond, 4.750%, 05/27/2026	572,000	0.0
2,450,000 (1)(2)	Saudi Government International Bond, 3.450%, 02/02/2061	2,177,947	0.0
1,200,000	Sri Lanka Government International Bond, 6.350%, 06/28/2024	600,000	0.0
9,475,000	Turkey Government International Bond, 4.875%, 10/09/2026	8,570,507	0.1
1,000,000	Turkey Government International Bond, 5.125%, 02/17/2028	881,740	0.0
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
1,000,000	Turkey Government International Bond, 6.125%, 10/24/2028	$912,741	0.0
1,700,000	Turkey Government International Bond, 6.375%, 10/14/2025	1,668,210	0.0
2,083,000	Turkey Government International Bond, 7.375%, 02/05/2025	2,114,864	0.0
2,250,000 (1)	Turkiye Ihracat Kredi Bankasi AS, 5.750%, 07/06/2026	2,066,006	0.0
500,000	Ukraine Government International Bond, 7.375%, 09/25/2032	206,250	0.0
1,500,000	Ukraine Government International Bond, 7.750%, 09/01/2023	750,000	0.0
10,400,000	Ukraine Government International Bond, 7.750%, 09/01/2025	4,420,000	0.1
1,890,000	Ukraine Government International Bond, 7.750%, 09/01/2026	793,800	0.0
850,000	Ukraine Government International Bond, 7.750%, 09/01/2027	357,000	0.0
389,000	Ukraine Government International Bond, 9.750%, 11/01/2028	163,380	0.0
	Total Sovereign Bonds (Cost $201,532,222)	170,711,996	1.8
PURCHASED OPTIONS(11): 0.1%
	Total Purchased Options
	(Cost $7,165,749)	5,072,308	0.1
	Total Long-Term Investments
	(Cost $9,915,959,794)	9,474,366,774	100.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 10.9%
	Commercial Paper: 5.1%
8,375,000	American Electric Power Co., 0.900%, 04/27/2022	8,369,397	0.1
35,000,000	Auto Zone, 0.690%, 04/14/2022	34,990,690	0.4
30,000,000	Auto Zone, 0.760%, 04/18/2022	29,988,780	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
1,850,000 (12)	Bank of Montreal, 0.220%, 04/18/2022	$1,849,649	0.0
1,600,000 (12)	Collateralized Commercial Paper V Co., LLC, 0.360%, 06/08/2022	1,597,307	0.0
39,020,000	Consolidated Edison Company, 0.530%, 04/01/2022	39,019,429	0.4
5,359,000	Consolidated Edison Company, 0.660%, 04/12/2022	5,357,837	0.1
1,975,000 (12)	Credit Suisse AG, 0.330%, 06/09/2022	1,971,978	0.0
30,000,000 (1)	Crown Point Capital Co. LLC, 0.640%, 04/29/2022	29,993,102	0.3
1,875,000 (12)	DNB Bank ASA, 0.220%, 05/03/2022	1,874,464	0.0
3,200,000	Dominion Resources, Inc., 0.790%, 04/20/2022	3,198,613	0.1
11,750,000	Dominion Resources, Inc., 0.990%, 05/06/2022	11,738,579	0.1
25,400,000	Duke Energy Corp., 0.620%, 04/11/2022	25,395,266	0.3
20,000,000	Duke Energy Corp., 0.780%, 04/21/2022	19,991,063	0.2
25,000,000	Enbridge (US) Inc., 0.980%, 04/22/2022	24,985,272	0.3
25,000,000	Entergy Corp., 0.750%, 05/17/2022	24,976,010	0.3
3,155,000	Entergy Corp., 0.760%, 05/19/2022	3,151,784	0.1
21,142,000 (12)	Exxon Mobile Corporation, 0.290%, 04/01/2022	21,141,831	0.2
2,400,000	Fiserv, Inc., 0.560%, 04/05/2022	2,399,815	0.0
30,000,000	Fiserv, Inc., 0.820%, 04/22/2022	29,985,650	0.3
20,000,000	HP, Inc., 0.790%, 04/22/2022	19,990,467	0.2
10,000,000	Kellogg Co., 0.590%, 04/08/2022	9,998,698	0.1
1,675,000 (12)	Landesbank Baden-Wurttemberg, 0.230%, 05/05/2022	1,674,157	0.0
1,400,000 (12)	LMA-Americas LLC, 0.270%, 05/04/2022	1,399,171	0.0
750,000 (12)	Mitsubishi UFJ Trust and Banking Corp., 0.270%, 04/18/2022	749,861	0.0
27,750,000	National Grid, 0.990%, 05/06/2022	27,723,027	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
375,000 (12)	Old Line Funding LLC, 0.250%, 04/27/2022	$374,844	0.0
2,200,000	PPG Industries, Inc., 0.540%, 04/04/2022	2,199,870	0.0
3,200,000	PPG Industries, Inc., 0.540%, 04/05/2022	3,199,763	0.1
12,000,000	PPG Industries, Inc., 0.740%, 04/18/2022	11,995,620	0.1
2,000,000 (12)	Santander UK PLC, 0.230%, 04/08/2022	1,999,850	0.0
1,350,000 (12)	Santander UK PLC, 0.290%, 05/03/2022	1,349,397	0.0
20,650,000	Sherwin-Williams Co., 0.450%, 04/11/2022	20,647,224	0.2
40,000,000	Sherwin-Williams Co., 0.500%, 04/19/2022	39,989,656	0.4
2,325,000 (12)	Skandinaviska Enskilda Banken AB, 0.140%, 04/04/2022	2,324,921	0.0
350,000 (12)	Starbird Funding Corp., 0.300%, 05/12/2022	349,722	0.0
1,975,000 (12)	Sumitomo Mitsui Trust Bank Ltd., 0.290%, 04/08/2022	1,974,858	0.0
13,750,000	Verizon Communications, Inc., 1.000%, 05/09/2022	13,735,283	0.2
	Total Commercial Paper
	(Cost $483,647,670)	483,652,905	5.1

	Floating Rate Notes: 2.4%
1,650,000 (12)	ANZ Bank, 0.380%, 07/13/2022	1,649,243	0.0
1,200,000 (12)	ANZ Bank, 0.400%, 07/14/2022	1,199,511	0.0
4,800,000 (12)	ANZ Bank, 0.420%, 08/18/2022	4,796,962	0.0
5,700,000 (12)	Bank of America N.A., 0.410%, 06/22/2022	5,697,538	0.1
2,000,000 (12)	Bank of America N.A., 0.380%, 07/06/2022	2,000,000	0.0
1,700,000 (12)	Bank of America N.A., 0.420%, 08/16/2022	1,700,000	0.0
5,675,000 (12)	Bank of Montreal, 0.410%, 07/25/2022	5,670,763	0.1
1,825,000 (12)	Bank of Nova Scotia, 0.410%, 07/12/2022	1,823,926	0.0
3,625,000 (12)	Bank of Nova Scotia, 0.440%, 07/18/2022	3,622,830	0.0
5,975,000 (12)	Barclays Bank PLC, 0.440%, 07/22/2022	5,968,258	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
5,850,000 (12)	Bayeriche Landesbank of New York, 0.470%, 07/27/2022	$5,846,075	0.1
5,150,000 (12)	Commonwealth Bank of Australia, 0.450%, 09/01/2022	5,145,403	0.0
450,000 (12)	Cooperatieve Rabobank U.A./New York, 0.400%, 06/16/2022	449,821	0.0
1,975,000 (12)	Cooperatieve Rabobank U.A./New York, 0.400%, 07/11/2022	1,973,804	0.0
5,500,000 (12)	Cooperatieve Rabobank U.A./New York, 0.410%, 08/03/2022	5,495,462	0.1
2,275,000 (12)	Cooperatieve Rabobank U.A./New York, 0.420%, 08/16/2022	2,273,049	0.0
4,000,000 (12)	Credit Agricole, 0.390%, 07/21/2022	3,997,228	0.0
1,000,000 (12)	Credit Agricole, 0.410%, 08/04/2022	999,294	0.0
1,975,000 (12)	Credit Industriel et Commercial, 0.390%, 07/05/2022	1,973,885	0.0
1,875,000 (12)	Credit Industriel et Commercial, 0.410%, 07/07/2022	1,873,950	0.0
5,925,000 (12)	Credit Industriel et Commercial, 0.440%, 08/08/2022	5,920,449	0.1
5,000,000 (12)	Credit Suisse AG, 0.450%, 05/02/2022	4,999,790	0.0
6,075,000 (12)	Credit Suisse AG, 0.430%, 07/19/2022	6,071,434	0.1
900,000 (12)	Landesbank Baden-Wurttemberg, 0.440%, 06/17/2022	899,614	0.0
6,000,000 (12)	Mitsubishi UFJ Trust and Banking Corp., 0.430%, 07/22/2022	5,996,181	0.1
5,550,000 (12)	Mitsubishi UFJ Trust and Banking Corp., 0.460%, 07/26/2022	5,546,812	0.1
6,000,000 (12)	Mizuho Bank Ltd., 0.440%, 07/25/2022	5,993,610	0.1
2,325,000 (12)	Mizuho Bank Ltd., 0.450%, 07/28/2022	2,322,560	0.0
1,675,000 (12)	Mizuho Bank Ltd., 0.460%, 08/10/2022	1,673,136	0.0
5,925,000 (12)	National Australia Bank Ltd., 0.400%, 08/08/2022	5,919,808	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
5,225,000 (12)	National Australia Bank Ltd., 0.420%, 08/15/2022	$5,220,652	0.1
5,875,000 (12)	National Bank of Canada, 0.430%, 08/09/2022	5,870,218	0.1
5,875,000 (12)	Natixis SA, 0.440%, 06/17/2022	5,873,498	0.1
1,950,000 (12)	Natixis SA, 0.390%, 07/11/2022	1,949,017	0.0
5,800,000 (12)	Norinchukin Bank of New York, 0.390%, 05/27/2022	5,798,347	0.1
6,000,000 (12)	Norinchukin Bank of New York, 0.420%, 06/22/2022	5,997,677	0.1
5,425,000 (12)	Royal Bank of Canada, 0.420%, 08/16/2022	5,420,515	0.1
4,775,000 (12)	Royal Bank of Canada, 0.450%, 08/23/2022	4,771,390	0.0
3,300,000 (12)	Sheffield Receivables Company LLC, 0.480%, 07/27/2022	3,297,492	0.0
12,025,000 (12)	Skandinaviska Enskilda Banken AB, 0.410%, 07/20/2022	12,018,074	0.1
6,025,000 (12)	Societe Generale, 0.430%, 08/08/2022	6,019,721	0.1
2,025,000 (12)	Societe Generale, 0.470%, 08/31/2022	2,023,187	0.0
5,275,000 (12)	Starbird Funding Corp., 0.450%, 08/23/2022	5,266,561	0.1
1,700,000 (12)	Sumitomo Mitsui Trust Bank Ltd., 0.490%, 06/24/2022	1,699,607	0.0
5,000,000 (12)	Sumitomo Mitsui Trust Bank Ltd., 0.430%, 07/25/2022	4,997,023	0.0
4,950,000 (12)	Sumitomo Mitsui Trust Bank Ltd., 0.430%, 07/28/2022	4,946,911	0.0
2,375,000 (12)	Sumitomo Mitsui Trust Bank Ltd., 0.440%, 07/29/2022	2,373,656	0.0
6,000,000 (12)	Sumitomo Mitsui Trust Bank Ltd., 0.450%, 08/01/2022	5,996,438	0.1
1,900,000 (12)	Sumitomo Mitsui Trust Bank Ltd., 0.450%, 08/04/2022	1,898,818	0.0
1,925,000 (12)	Svenska Handelsbanken AB, 0.400%, 07/11/2022	1,923,779	0.0
5,425,000 (12)	Svenska Handelsbanken AB, 0.420%, 07/29/2022	5,420,666	0.1
5,800,000 (12)	Toronto-Dominion Bank, 0.430%, 07/25/2022	5,797,554	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
6,025,000 (12)	Toronto-Dominion Bank, 0.440%, 08/19/2022	$6,020,786	0.1
5,150,000 (12)	Westpac Banking Corp., 0.410%, 08/02/2022	5,146,793	0.0
	Total Floating Rate Notes
	(Cost $225,248,776)	225,248,776	2.4

	Repurchase Agreements: 2.7%
6,172,500 (12)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 03/31/22, 0.28%, due 04/01/22 (Repurchase Amount $6,172,547, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.750%, Market Value plus accrued interest $6,295,950, due 06/01/24-02/20/72)	6,172,500	0.1
6,904,335 (12)	Bethesda Securities LLC, Repurchase Agreement dated 03/31/22, 0.33%, due 04/01/22 (Repurchase Amount $6,904,397, collateralized by various U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $7,111,465, due 04/01/23-03/01/52)	6,904,335	0.1
55,976,816 (12)	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/31/22, 0.29%, due 04/01/22 (Repurchase Amount $55,977,261, collateralized by various U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $57,096,352, due 04/25/22-12/20/71)	55,976,816	0.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
14,307,146 (12)	CF Secured LLC, Repurchase Agreement dated 03/31/22, 0.29%, due 04/01/22 (Repurchase Amount $14,307,260, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $14,593,291, due 04/05/22-03/01/52)	$14,307,146	0.1
28,906,082 (12)	Citadel Securities LLC, Repurchase Agreement dated 03/31/22, 0.33%, due 04/01/22 (Repurchase Amount $28,906,343, collateralized by various U.S. Government Securities, 0.000%-7.625%, Market Value plus accrued interest $29,484,552, due 04/19/22-02/15/52)	28,906,082	0.3
62,601,228 (12)	Deutsche Bank Securities Inc., Repurchase Agreement dated 03/31/ 22, 0.28%, due 04/01/22 (Repurchase Amount $62,601,708, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.375%, Market Value plus accrued interest $63,853,260, due 04/07/22-11/15/51)	62,601,228	0.7

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
12,710,120 (12)	Industrial & Comm. Bank of China, Repurchase Agreement dated 03/31/22, 0.28%, due 04/01/22 (Repurchase Amount $12,710,218, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $12,964,323, due 03/23/23-02/28/27)	$12,710,120	0.1
3,297,826 (12)	Jefferies LLC, Repurchase Agreement dated 03/31/22, 0.27%, due 04/01/22 (Repurchase Amount $3,297,850, collateralized by various U.S. Government Securities, 0.000%-6.625%, Market Value plus accrued interest $3,363,783, due 04/14/22-11/15/51)	3,297,826	0.0
16,885,923 (12)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 03/31/22, 0.33%, due 04/01/22 (Repurchase Amount $16,886,076, collateralized by various U.S. Government Agency Obligations, 0.550%-8.250%, Market Value plus accrued interest $17,223,800, due 05/01/22-02/20/72)	16,885,923	0.2
36,481,357 (12)	State of Wisconsin Investment Board, Repurchase Agreement dated 03/31/22, 0.33%, due 04/01/22 (Repurchase Amount $36,481,687, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $37,211,008, due 01/15/25-02/15/51)	36,481,357	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
9,127,053 (12)	Stonex Financial Inc., Repurchase Agreement dated 03/31/22, 0.35%, due 04/01/22 (Repurchase Amount $9,127,141, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $9,583,408, due 04/15/22-02/20/72)	$9,127,053	0.1
	Total Repurchase Agreements
	(Cost $253,370,386)	253,370,386	2.7

	Certificates of Deposit: 0.0%
1,775,000 (12)	Bayeriche Landesbank of New York, 0.210%, 04/05/2022	1,774,966	0.0
500,000 (12)	Norinchukin Bank of New York, 0.230%, 04/19/2022	499,961	0.0
975,000 (12)	Toronto-Dominion Bank, 0.280%, 05/10/2022	974,780	0.0
	Total Certificates of Deposit
	(Cost $3,249,707)	3,249,707	0.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
33,907,000 (12)(13)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.230%	33,907,000	0.3
16,598,000 (12)(13)	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.250%	16,598,000	0.2
16,598,000 (12)(13)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.230%	16,598,000	0.2
	Total Mutual Funds (Cost $67,103,000)	67,103,000	0.7

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

Shares	Value	Percentage of Net Assets
	Mutual Funds (continued)
Total Short-Term Investments (Cost $1,032,619,539)	$1,032,624,774	10.9
Total Investments in Securities (Cost $10,948,579,333)	$10,506,991,548	111.4
Liabilities in Excess of Other Assets	(1,077,941,456)	(11.4)
Net Assets	$9,429,050,092	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

 (1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

 (2)
Security, or a portion of the security, is on loan.

 (3)
Variable rate security. Rate shown is the rate in effect as of March 31, 2022.

 (4)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

 (5)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

 (6)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

 (7)
Represents or includes a TBA transaction.

 (8)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

 (9)
Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2022.

 (10)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of March 31, 2022.

 (11)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

 (12)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

 (13)
Rate shown is the 7-day yield as of March 31, 2022.

Currency Abbreviations:
DKK
Danish Krone

EUR
EU Euro

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

SOFR30A
30-day Secured Overnight Financing Rate

TSFR1M
1-month CME Term Secured Overnight Financing Rate

TSFR3M
3-month CME Term Secured Overnight Financing Rate

US0001M
1-month LIBOR

US0003M
3-month LIBOR

US0012M
12-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2022
Asset Table
Investments, at fair value
Purchased Options	$—	$5,072,308	$—	$5,072,308
Corporate Bonds/Notes	—	3,700,022,034	—	3,700,022,034
Collateralized Mortgage Obligations	—	1,470,648,406	—	1,470,648,406
Asset-Backed Securities	—	1,011,073,998	—	1,011,073,998
Commercial Mortgage-Backed Securities	—	695,406,961	14,650,809	710,057,770
U.S. Government Agency Obligations	—	1,486,954,418	—	1,486,954,418
Sovereign Bonds	—	170,711,996	—	170,711,996
U.S. Treasury Obligations	—	919,825,844	—	919,825,844
Short-Term Investments	67,103,000	965,521,774	—	1,032,624,774
Total Investments, at fair value	$67,103,000	$10,425,237,739	$14,650,809	$10,506,991,548
Other Financial Instruments+
Centrally Cleared Swaps	—	1,245,370	—	1,245,370
Forward Foreign Currency Contracts	—	162,717	—	162,717
Futures	9,116,604	—	—	9,116,604
Total Assets	$76,219,604	$10,426,645,826	$14,650,809	$10,517,516,239
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2022
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(1,039,007)	$—	$(1,039,007)
Forward Foreign Currency Contracts	—	(16,528)	—	(16,528)
Futures	(17,560,253)	—	—	(17,560,253)
Written Options	—	(3,242,890)	—	(3,242,890)
Total Liabilities	$(17,560,253)	$(4,298,425)	$—	$(21,858,678)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2022, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 190	HUF 65,822	Barclays Bank PLC	04/29/22	$(8)
USD 9,179	MYR 38,391	Barclays Bank PLC	04/29/22	80
PHP 5,077	USD 96	Barclays Bank PLC	04/29/22	1
COP 32,809,987	USD 8,644	Barclays Bank PLC	05/06/22	15
IDR 8,987,240,083	USD 623,333	BNP Paribas	04/29/22	2,628
PEN 292,662	USD 78,617	Citibank N.A.	05/06/22	722
USD 98	TRY 1,549	Goldman Sachs International	04/29/22	(5)
RON 5,424,744	USD 1,194,193	Goldman Sachs International	04/29/22	16,163
USD 230,388	BRL 1,183,486	HSBC Bank USA N.A.	05/06/22	(15,979)
ILS 1,663	USD 509	JPMorgan Chase Bank N.A.	04/29/22	12
PLN 1,479	USD 336	JPMorgan Chase Bank N.A.	04/29/22	15
MXN 201,960	USD 9,587	JPMorgan Chase Bank N.A.	05/06/22	510
EUR 212,552	USD 233,980	Morgan Stanley Capital Services LLC	04/08/22	1,185
DKK 7	USD 1	Morgan Stanley Capital Services LLC	04/08/22	—
ZAR 1,187	USD 78	Morgan Stanley Capital Services LLC	04/29/22	3
USD 280	CZK 6,471	Morgan Stanley Capital Services LLC	04/29/22	(12)
CNY 1,332,393	USD 210,025	Morgan Stanley Capital Services LLC	04/29/22	(524)
CLP 1,567,550	USD 1,923	Morgan Stanley Capital Services LLC	05/06/22	58
USD 5,569,027	EUR 4,905,799	Standard Chartered Bank	04/08/22	141,325
				$146,189
At March 31, 2022, the following futures contracts were outstanding for Voya Intermediate Bond Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 5-Year Note	108	06/30/22	$12,386,250	$(347,708)
U.S. Treasury Long Bond	1,440	06/21/22	216,090,000	(5,457,700)
U.S. Treasury Ultra Long Bond	1,844	06/21/22	326,618,500	(11,754,845)
			$555,094,750	$(17,560,253)
Short Contracts:
U.S. Treasury 10-Year Note	(1,360)	06/21/22	(167,110,000)	5,152,715
U.S. Treasury 2-Year Note	(124)	06/30/22	(26,278,313)	318,560
U.S. Treasury Ultra 10-Year Note	(892)	06/21/22	(120,838,125)	3,645,329
			$(314,226,438)	$9,116,604
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

At March 31, 2022, the following centrally cleared credit default swaps were outstanding for Voya Intermediate Bond Fund:
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 37, Version 1	Sell	5.000	12/20/26	USD 136,125,996	$8,586,459	$1,040,371
					$8,586,459	$1,040,371

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)
Payments received quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At March 31, 2022, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	1-day Secured Overnight Financing Rate	Annual	2.109%	Annual	05/06/32	USD 20,382,000	$(9,680)	$(9,680)
Pay	1-day Secured Overnight Financing Rate	Annual	2.161	Annual	05/06/32	USD 11,589,800	48,511	48,511
Pay	1-day Secured Overnight Financing Rate	Annual	2.212	Annual	05/06/32	USD 11,589,800	101,586	101,586
Receive	1-day Secured Overnight Financing Rate	Annual	2.041	Annual	04/19/32	USD 9,477,700	54,902	54,902
Receive	1-day Secured Overnight Financing Rate	Annual	2.171	Annual	04/19/32	USD 9,756,000	(58,832)	(58,832)
Receive	1-day Secured Overnight Financing Rate	Annual	2.206	Annual	04/19/32	USD 17,375,900	(158,925)	(158,925)
Receive	1-day Secured Overnight Financing Rate	Annual	2.146	Annual	05/06/32	USD 17,412,324	(48,992)	(48,992)
Receive	1-day Secured Overnight Financing Rate	Annual	2.150	Annual	05/06/32	USD 17,375,676	(55,185)	(55,185)
Receive	1-day Secured Overnight Financing Rate	Annual	2.275	Annual	05/06/32	USD 22,828,400	(330,155)	(330,155)
Receive	1-day Secured Overnight Financing Rate	Annual	2.306	Annual	05/06/32	USD 21,844,000	(377,238)	(377,238)
							$(834,008)	$(834,008)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

At March 31, 2022, the following OTC purchased foreign currency options were outstanding for Voya Intermediate Bond Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call JPY vs. Put USD	BNP Paribas	02/27/25	107.500	USD 19,009,400	$942,866	$700,285
Call JPY vs. Put USD	Standard Chartered Bank	02/27/25	107.500	USD 19,009,000	953,967	700,271
Call USD vs. Put AUD	Goldman Sachs International	06/15/22	0.674	USD 526,866,000	3,372,103	833,470
Call USD vs. Put JPY	BNP Paribas	02/27/25	107.500	USD 19,009,000	942,846	1,419,141
Call USD vs. Put JPY	Standard Chartered Bank	02/27/25	107.500	USD 19,009,000	953,967	1,419,141
					$7,165,749	$5,072,308
At March 31, 2022, the following OTC written foreign currency options were outstanding for Voya Intermediate Bond Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Premiums Received	Fair Value
Call USD vs. Put AUD	Goldman Sachs International	04/13/22	0.710	USD 263,433,000	$2,037,746	$(69,486)
					$2,037,746	$(69,486)
At March 31, 2022, the following OTC written interest rate swaptions were outstanding for Voya Intermediate Bond Fund:
Description	Counterparty	Pay/Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(1)	BNP Paribas	Pay	2.230%	1-day Secured Overnight Financing Rate	04/29/22	USD 28,159,000	$336,500	$(435,679)
Call on 10-Year Interest Rate Swap(1)	Morgan Stanley Capital Services LLC	Pay	2.296%	1-day Secured Overnight Financing Rate	04/28/22	USD 28,159,000	366,912	(545,531)
Put on 10-Year Interest Rate Swap(2)	Bank of America N.A.	Receive	2.010%	1-day Secured Overnight Financing Rate	04/14/22	USD 56,294,000	537,607	(761,253)
Put on 10-Year Interest Rate Swap(2)	BNP Paribas	Receive	2.230%	1-day Secured Overnight Financing Rate	04/29/22	USD 28,159,000	336,500	(192,084)
Put on 10-Year Interest Rate Swap(2)	Morgan Stanley Capital Services LLC	Receive	2.000%	1-day Secured Overnight Financing Rate	04/20/22	USD 71,406,000	714,417	(1,104,364)
Put on 10-Year Interest Rate Swap(2)	Morgan Stanley Capital Services LLC	Receive	2.296%	1-day Secured Overnight Financing Rate	04/28/22	USD 28,159,000	366,912	(134,493)
							$2,658,848	$(3,173,404)

 (1)
Fund pays the exercise rate semi-annually and receives the floating rate index quarterly.

 (2)
Fund receives the exercise rate semi-annually and pays the floating rate index quarterly.

Currency Abbreviations
BRL  –  Brazilian Real
CLP  –  Chilean Peso
COP  –  Colombian Peso
CNY  –  Chinese Yuan
CZK  –  Czech Koruna
DKK  –  Danish Krone
EUR  –  EU Euro
HUF  –  Hungarian Forint
IDR  –  Indonesian Rupiah
ILS  –  Israeli New Shekel
MXN  –  Mexican Peso
MYR  –  Malaysian Ringgit
PEN  –  Peruvian Nuevo Sol
PHP  –  Philippine Peso
PLN  –  Polish Zloty
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

RON  –  Romanian New Leu
TRY  –  Turkish Lira
USD  –  United States Dollar
ZAR  –  South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$5,072,308
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	162,717
Interest rate contracts	Variation margin receivable on futures contracts**	9,116,604
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	204,999
Credit contracts	Variation margin receivable on centrally cleared swaps**	1,040,371
Total Asset Derivatives		$15,596,999
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$16,528
Interest rate contracts	Variation margin payable on futures contracts**	17,560,253
Interest rate contracts	Variation margin payable on centrally cleared swaps**	1,039,007
Interest rate contracts	Written options, at fair value	3,173,404
Foreign exchange contracts	Written options, at fair value	69,486
Total Liability Derivatives		$21,858,678

*
Includes purchased options.

**
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day's unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(1,897,376)	$—	$(1,897,376)
Equity contracts	(21,580)	—	543,877	—	(1,198,393)	(676,096)
Foreign exchange contracts	(74,654)	994,079	—	—	(2,046,889)	(1,127,464)
Interest rate contracts	(4,640,368)	—	(22,509,202)	(2,183,825)	1,896,569	(27,436,826)
Total	$(4,736,602)	$994,079	$(21,965,325)	$(4,081,201)	$(1,348,713)	$(31,137,762)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$582,584	$—	$—	$1,040,371	$—	$1,622,955
Foreign exchange contracts	(3,083,783)	(2,258,229)	—	—	4,307,085	(1,034,927)
Interest rate contracts	—	—	12,134,633	(834,008)	(457,561)	10,843,064
Total	$(2,501,199)	$(2,258,229)	$12,134,633	$206,363	$3,849,524	$11,431,092

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2022 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2022:
	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Standard Chartered Bank	Totals
Assets:
Purchased options	$—	$—	$2,119,426	$—	$833,470	$—	$—	$—	$2,119,412	$5,072,308
Forward foreign currency contracts	—	96	2,628	722	16,163	—	537	1,246	141,325	162,717
Total Assets	$—	$96	$2,122,054	$722	$849,633	$—	$537	$1,246	$2,260,737	$5,235,025
Liabilities:
Forward foreign currency contracts	$—	$8	$—	$—	$5	$15,979	$—	$536	$—	$16,528
Written options	761,253	—	627,763	—	69,486	—	—	1,784,388	—	3,242,890
Total Liabilities	$761,253	$8	$627,763	$—	$69,491	$15,979	$—	$1,784,924	$—	$3,259,418
Net OTC derivative instruments by counterparty, at fair value	$(761,253)	$88	$1,494,291	$722	$780,142	$(15,979)	$537	$(1,783,678)	$2,260,737	$1,975,607
Total collateral pledged by the Fund/(Received from counterparty)	$761,253	$—	$(1,494,291)	$—	$(780,142)	$—	$—	$1,290,000	$(2,260,737)	$(2,483,917)
Net Exposure(1)(2)	$—	$88	$—	$722	$—	$(15,979)	$537	$(493,678)	$—	$(508,310)

 (1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

 (2)
At March 31, 2022, the Fund had pledged $1,520,000 in cash collateral to Bank of America N.A. In addition, the Fund had received $2,090,000, $810,000 and $2,270,000 in cash collateral from BNP Paribas, Goldman Sachs International and Standard Chartered Bank, respectively. Excess cash collateral is not shown for financial reporting purposes.

At March 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $10,968,040,343.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$63,182,262
Gross Unrealized Depreciation	(528,033,442)
Net Unrealized Depreciation	$(464,851,180)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2022

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 42.4%
	Basic Materials: 0.9%
200,000	CF Industries, Inc., 3.450%, 06/01/2023	$202,925	0.0
300,000	Freeport-McMoRan, Inc., 3.875%, 03/15/2023	303,649	0.1
600,000	Freeport-McMoRan, Inc., 4.550%, 11/14/2024	618,963	0.1
963,000 (1)	Georgia-Pacific LLC, 1.750%, 09/30/2025	914,803	0.2
227,000	Nucor Corp., 2.000%, 06/01/2025	219,984	0.1
1,007,000	Nutrien Ltd., 3.150%, 10/01/2022	1,011,577	0.2
900,000 (1)	Tronox, Inc., 6.500%, 05/01/2025	931,477	0.2
		4,203,378	0.9
	Communications: 2.0%
230,000	Alibaba Group Holding Ltd., 2.800%, 06/06/2023	229,238	0.0
160,000	AMC Networks, Inc., 5.000%, 04/01/2024	159,810	0.0
351,000	AT&T, Inc., 1.700%, 03/25/2026	332,772	0.1
423,000	AT&T, Inc., 4.050%, 12/15/2023	432,515	0.1
501,000	Bell Telephone Co. of Canada or Bell Canada/ The, 0.750%, 03/17/2024	483,361	0.1
759,000	British Telecommunications PLC, 4.500%, 12/04/2023	774,520	0.2
200,000	CSC Holdings LLC, 5.875%, 09/15/2022	201,821	0.0
600,000	DISH DBS Corp., 5.875%, 11/15/2024	599,319	0.1
400,000	Fox Corp., 3.050%, 04/07/2025	400,214	0.1
626,000	Fox Corp., 4.030%, 01/25/2024	639,460	0.1
700,000	Motorola Solutions, Inc., 4.000%, 09/01/2024	711,506	0.2
1,104,000 (1)	NTT Finance Corp., 0.583%, 03/01/2024	1,058,990	0.2
300,000	Sprint Communications, Inc., 6.000%, 11/15/2022	307,122	0.1
600,000	T-Mobile USA, Inc., 2.625%, 04/15/2026	573,852	0.1
413,000	T-Mobile USA, Inc., 3.500%, 04/15/2025	416,156	0.1
300,000 (1)	Univision Communications, Inc., 5.125%, 02/15/2025	300,650	0.1
416,000	Verizon Communications, Inc., 0.850%, 11/20/2025	385,397	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
912,000	Verizon Communications, Inc., 3.500%, 11/01/2024	$929,125	0.2
453,000	Walt Disney Co/The, 4.000%, 10/01/2023	462,600	0.1
		9,398,428	2.0
	Consumer, Cyclical: 5.8%
325,000 (1)	7-Eleven, Inc., 0.950%, 02/10/2026	295,807	0.1
795,959	American Airlines 2015-2 Class A Pass Through Trust, 4.000%, 03/22/2029	735,443	0.2
47,239	American Airlines 2016-1 Class A Pass Through Trust, 4.100%, 07/15/2029	43,541	0.0
1,103,479	American Airlines 2016-3 Class A Pass Through Trust, 3.250%, 04/15/2030	990,861	0.2
544,000 (2)	American Axle & Manufacturing, Inc., 6.250%, 03/15/2026	549,402	0.1
712,000	American Honda Finance Corp., 0.875%, 07/07/2023	700,194	0.1
160,000	American Honda Finance Corp., 1.300%, 09/09/2026	148,723	0.0
900,000 (1)	Avient Corp., 5.750%, 05/15/2025	925,470	0.2
252,000 (1)	BMW US Capital LLC, 0.800%, 04/01/2024	241,781	0.1
615,000 (1)	BMW US Capital LLC, 3.250%, 04/01/2025	617,694	0.1
595,000 (1)	BMW US Capital LLC, 3.900%, 04/09/2025	607,549	0.1
900,000 (1)	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.500%, 05/01/2025	925,308	0.2
432,258	Continental Airlines 2012-2 Class A Pass Through Trust, 4.000%, 04/29/2026	431,582	0.1
870,000	Daimler Finance North America LLC, 3.500%, 04/07/2025	869,043	0.2
400,000 (1)	Dana Financing Luxembourg Sarl, 5.750%, 04/15/2025	404,400	0.1
338,084	Delta Air Lines 2015-1 Class B Pass Through Trust, 4.250%, 01/30/2025	338,917	0.1
160,000	Delta Air Lines 2019-1 Class A Pass Through Trust, 3.404%, 10/25/2025	158,926	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
127,940	Delta Air Lines 2020-1 Class A Pass Through Trust, 2.500%, 12/10/2029	$118,890	0.0
624,000 (1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.500%, 10/20/2025	628,116	0.1
500,000	Ford Motor Credit Co. LLC, 4.389%, 01/08/2026	499,352	0.1
400,000	Ford Motor Credit Co. LLC, 5.584%, 03/18/2024	411,844	0.1
861,000	General Motors Financial Co., Inc., 1.700%, 08/18/2023	852,137	0.2
478,000 (2)	General Motors Financial Co., Inc., 2.350%, 02/26/2027	446,552	0.1
439,000	General Motors Financial Co., Inc., 5.250%, 03/01/2026	460,230	0.1
543,000 (1)	Harley-Davidson Financial Services, Inc., 3.050%, 02/14/2027	517,463	0.1
900,000 (1)	Hilton Domestic Operating Co., Inc., 5.375%, 05/01/2025	921,960	0.2
274,000	Home Depot, Inc./The, 2.700%, 04/15/2025	273,259	0.1
644,000	Honda Motor Co. Ltd., 2.534%, 03/10/2027	624,188	0.1
505,000 (1)	Hyundai Capital America, 1.300%, 01/08/2026	463,228	0.1
900,000 (1)	International Game Technology PLC, 4.125%, 04/15/2026	890,293	0.2
300,000	KB Home, 7.625%, 05/15/2023	309,000	0.1
800,000	Lennar Corp., 4.500%, 04/30/2024	820,656	0.2
227,000	Lowe’s Cos, Inc., 3.350%, 04/01/2027	228,583	0.0
677,000 (1)	Magallanes, Inc., 3.755%, 03/15/2027	676,897	0.1
900,000 (1)	Mattel, Inc., 3.375%, 04/01/2026	882,738	0.2
300,000	MGM Resorts International, 6.000%, 03/15/2023	307,159	0.1
516,000 (1)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	538,575	0.1
574,000 (1)	Panasonic Holdings Corp., 2.536%, 07/19/2022	574,838	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
900,000	Penske Automotive Group, Inc., 3.500%, 09/01/2025	$894,654	0.2
1,002,000	Ross Stores, Inc., 4.600%, 04/15/2025	1,042,632	0.2
250,000 (1)	Six Flags Entertainment Corp., 4.875%, 07/31/2024	250,300	0.1
900,000 (1)	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 03/01/2024	927,216	0.2
989,000	Toyota Motor Corp., 0.681%, 03/25/2024	955,339	0.2
400,000	TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 06/15/2024	416,004	0.1
12,214	United Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	12,265	0.0
449,044	United Airlines 2013-1 Class A Pass Through Trust, 4.300%, 02/15/2027	449,119	0.1
170,802	US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/2026	176,669	0.0
900,000 (1)	William Carter Co/The, 5.500%, 05/15/2025	928,494	0.2
900,000 (1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 4.250%, 05/30/2023	898,978	0.2
		27,382,269	5.8
	Consumer, Non-cyclical: 4.3%
939,000	AbbVie, Inc., 2.600%, 11/21/2024	933,371	0.2
300,000	ADT Security Corp./The, 4.125%, 06/15/2023	303,750	0.1
683,000	Altria Group, Inc., 2.350%, 05/06/2025	663,889	0.1
880,000	AmerisourceBergen Corp., 0.737%, 03/15/2023	867,498	0.2
1,000,000	Anthem, Inc., 2.375%, 01/15/2025	986,936	0.2
598,000	BAT International Finance PLC, 1.668%, 03/25/2026	549,482	0.1
244,000 (1)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	246,288	0.1
466,000 (1)	Baxter International, Inc., 1.322%, 11/29/2024	445,420	0.1
363,000	Boston Scientific Corp., 1.900%, 06/01/2025	348,810	0.1
494,000	Bunge Ltd. Finance Corp., 1.630%, 08/17/2025	468,489	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
800,000 (2)	Cigna Corp., 1.250%, 03/15/2026	$748,061	0.2
891,000	Constellation Brands, Inc., 3.200%, 02/15/2023	900,160	0.2
919,000	Diageo Capital PLC, 1.375%, 09/29/2025	871,361	0.2
566,000 (1)	Element Fleet Management Corp., 3.850%, 06/15/2025	567,280	0.1
256,000	Gilead Sciences, Inc., 2.500%, 09/01/2023	256,543	0.1
829,000	Global Payments, Inc., 1.200%, 03/01/2026	764,842	0.2
900,000	HCA, Inc., 5.875%, 02/15/2026	958,221	0.2
541,000 (1)	Health Care Service Corp. A Mutual Legal Reserve Co., 1.500%, 06/01/2025	515,335	0.1
366,000	Humana, Inc., 0.650%, 08/03/2023	357,229	0.1
1,047,000	Illumina, Inc., 0.550%, 03/23/2023	1,027,568	0.2
529,000 (1)	Imperial Brands Finance PLC, 3.750%, 07/21/2022	530,282	0.1
592,000	Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	602,624	0.1
539,000	Laboratory Corp. of America Holdings, 3.600%, 02/01/2025	544,870	0.1
998,000 (1)	Mylan, Inc., 3.125%, 01/15/2023	1,002,325	0.2
203,000	Mylan, Inc., 4.200%, 11/29/2023	206,423	0.0
382,000 (1)	Nestle Holdings, Inc., 1.150%, 01/14/2027	350,520	0.1
535,000	PerkinElmer, Inc., 0.850%, 09/15/2024	507,999	0.1
200,000 (1)	PRA Health Sciences, Inc., 2.875%, 07/15/2026	190,559	0.0
144,000	RELX Capital, Inc., 3.500%, 03/16/2023	145,300	0.0
906,000	Royalty Pharma PLC, 0.750%, 09/02/2023	880,081	0.2
504,000 (1)	S&P Global, Inc., 2.450%, 03/01/2027	491,011	0.1
1,049,000 (1)	Triton Container International Ltd., 1.150%, 06/07/2024	995,856	0.2
316,000	UnitedHealth Group, Inc., 3.375%, 04/15/2027	321,368	0.1
594,000	Viatris, Inc., 1.650%, 06/22/2025	553,416	0.1
		20,103,167	4.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: 1.9%
375,000	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc., 2.061%, 12/15/2026	$357,661	0.1
571,000	Canadian Natural Resources Ltd., 2.050%, 07/15/2025	548,176	0.1
300,000	DCP Midstream Operating L.P., 3.875%, 03/15/2023	300,384	0.1
668,000	Enbridge, Inc., 0.550%, 10/04/2023	647,724	0.1
1,266,000	Energy Transfer L.P., 4.250%, 03/15/2023	1,280,273	0.3
900,000	EnLink Midstream Partners L.P., 4.150%, 06/01/2025	898,380	0.2
243,000	Equinor ASA, 2.875%, 04/06/2025	243,193	0.0
430,000	Kinder Morgan, Inc., 1.750%, 11/15/2026	400,264	0.1
252,000	MPLX L.P., 3.500%, 12/01/2022	254,080	0.1
900,000	Occidental Petroleum Corp., 3.500%, 06/15/2025	903,645	0.2
347,000	Ovintiv Exploration, Inc., 5.375%, 01/01/2026	368,123	0.1
160,000	Ovintiv Exploration, Inc., 5.625%, 07/01/2024	168,312	0.0
497,000	Phillips 66, 3.850%, 04/09/2025	507,472	0.1
209,000	Pioneer Natural Resources Co., 0.550%, 05/15/2023	204,472	0.0
449,000	Pioneer Natural Resources Co., 1.125%, 01/15/2026	416,957	0.1
202,000 (1)	Southern Natural Gas Co. LLC, 0.625%, 04/28/2023	198,110	0.0
300,000	TransCanada PipeLines Ltd., 1.000%, 10/12/2024	285,281	0.1
34,000	Valero Energy Corp., 2.850%, 04/15/2025	33,629	0.0
801,000	Williams Cos, Inc./The, 4.550%, 06/24/2024	823,413	0.2
		8,839,549	1.9
	Financial: 19.4%
427,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.650%, 10/29/2024	403,620	0.1
604,000	Ally Financial, Inc., 3.875%, 05/21/2024	611,387	0.1
329,000	American Express Co., 2.500%, 07/30/2024	327,619	0.1
1,000,000	American Express Co., 3.700%, 08/03/2023	1,018,676	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,233,000	American International Group, Inc., 3.750%, 07/10/2025	$1,254,221	0.3
354,000	American Tower Corp., 3.500%, 01/31/2023	357,442	0.1
394,000	American Tower Corp., 3.650%, 03/15/2027	393,212	0.1
766,000	Ameriprise Financial, Inc., 3.000%, 04/02/2025	763,621	0.2
513,000	Assurant, Inc., 4.200%, 09/27/2023	521,949	0.1
229,000 (1)	Athene Global Funding, 2.550%, 06/29/2025	222,576	0.0
760,000 (1)	Aviation Capital Group LLC, 5.500%, 12/15/2024	782,964	0.2
517,000 (1)	Avolon Holdings Funding Ltd., 4.375%, 05/01/2026	510,839	0.1
1,000,000	Banco Santander SA, 3.500%, 04/11/2022	1,000,430	0.2
1,556,000 (3)	Bank of America Corp., 0.810%, 10/24/2024	1,506,248	0.3
1,266,000 (3)	Bank of America Corp., 0.976%, 04/22/2025	1,214,328	0.3
1,372,000 (3)	Bank of America Corp., 0.981%, 09/25/2025	1,301,507	0.3
749,000 (3)	Bank of America Corp., 1.530%, 12/06/2025	716,799	0.1
215,000 (3)	Bank of America Corp., 1.658%, 03/11/2027	200,622	0.0
329,000 (3)	Bank of America Corp., 2.015%, 02/13/2026	316,902	0.1
4,386,000 (3)	Bank of America Corp., 3.004%, 12/20/2023	4,398,733	0.9
502,000 (3)	Bank of America Corp., 3.384%, 04/02/2026	501,537	0.1
437,000 (3)	Bank of America Corp., 3.550%, 03/05/2024	439,702	0.1
419,000	Bank of Nova Scotia/The, 0.550%, 09/15/2023	407,665	0.1
1,000,000	Bank of Nova Scotia/The, 0.700%, 04/15/2024	959,901	0.2
534,000	Bank of Nova Scotia/The, 1.450%, 01/10/2025	512,996	0.1
300,000	Berkshire Hathaway, Inc., 3.125%, 03/15/2026	303,042	0.1
595,000 (1)	BPCE SA, 5.700%, 10/22/2023	615,736	0.1
1,010,000	Brookfield Finance, Inc., 4.000%, 04/01/2024	1,025,677	0.2
507,000	Canadian Imperial Bank of Commerce, 0.500%, 12/14/2023	489,868	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
604,000	Canadian Imperial Bank of Commerce, 0.950%, 06/23/2023	$592,952	0.1
342,000 (3)	Canadian Imperial Bank of Commerce, 2.606%, 07/22/2023	342,111	0.1
437,000	Canadian Imperial Bank of Commerce, 3.300%, 04/07/2025	436,801	0.1
430,000 (3)	Capital One Financial Corp., 1.878%, 11/02/2027	397,436	0.1
1,500,000	Capital One Financial Corp., 3.200%, 01/30/2023	1,513,309	0.3
456,000 (3)	Citigroup, Inc., 0.981%, 05/01/2025	435,034	0.1
366,000 (3)	Citigroup, Inc., 1.678%, 05/15/2024	363,197	0.1
71,000 (3)	Citigroup, Inc., 3.106%, 04/08/2026	70,447	0.0
503,000	Citizens Bank NA/ Providence RI, 3.700%, 03/29/2023	508,930	0.1
615,000 (1)	CNO Global Funding, 1.650%, 01/06/2025	586,220	0.1
550,000 (1)(3)	Cooperatieve Rabobank UA, 1.339%, 06/24/2026	513,925	0.1
457,000	Corebridge Financial, Inc., 3.650%, 04/05/2027	456,360	0.1
500,000 (1)(3)	Credit Agricole SA/London, 1.907%, 06/16/2026	472,541	0.1
121,000	Credit Suisse AG/New York NY, 2.950%, 04/09/2025	119,763	0.0
1,500,000	Credit Suisse AG/New York NY, 3.625%, 09/09/2024	1,518,047	0.3
338,000 (1)(3)	Danske Bank A/S, 3.773%, 03/28/2025	338,872	0.1
311,000 (1)(3)	Danske Bank A/S, 4.298%, 04/01/2028	313,717	0.1
801,000 (3)	Deutsche Bank AG/New York NY, 2.222%, 09/18/2024	783,884	0.2
853,000	Discover Financial Services, 3.950%, 11/06/2024	868,892	0.2
561,000 (1)(3)	DNB Bank ASA, 2.968%, 03/28/2025	560,714	0.1
469,000	Equinix, Inc., 1.250%, 07/15/2025	437,763	0.1
859,000	Federal Realty Investment Trust, 3.950%, 01/15/2024	870,594	0.2
1,430,000 (1)	Federation des Caisses Desjardins du Quebec, 2.050%, 02/10/2025	1,380,749	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
432,000 (1)	Five Corners Funding Trust, 4.419%, 11/15/2023	$441,719	0.1
257,000 (3)	Goldman Sachs Group, Inc./The, 0.925%, 10/21/2024	249,252	0.0
319,000 (3)	Goldman Sachs Group, Inc./The, 2.640%, 02/24/2028	305,347	0.1
292,000	Hanover Insurance Group, Inc./The, 4.500%, 04/15/2026	304,148	0.1
300,000 (1)	HAT Holdings I LLC / HAT Holdings II LLC, 3.375%, 06/15/2026	285,415	0.1
620,000 (3)	HSBC Holdings PLC, 0.732%, 08/17/2024	599,963	0.1
824,000 (3)	HSBC Holdings PLC, 1.162%, 11/22/2024	796,115	0.2
1,000,000 (3)	HSBC Holdings PLC, 1.645%, 04/18/2026	941,953	0.2
567,000 (3)	HSBC Holdings PLC, 2.999%, 03/10/2026	556,305	0.1
900,000	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 4.750%, 09/15/2024	905,238	0.2
535,000 (3)	ING Groep NV, 3.869%, 03/28/2026	537,947	0.1
510,000	Intercontinental Exchange, Inc., 3.450%, 09/21/2023	516,404	0.1
642,000 (1)	Jackson Financial, Inc., 1.125%, 11/22/2023	623,046	0.1
1,840,000 (3)	JPMorgan Chase & Co., 0.824%, 06/01/2025	1,756,005	0.4
1,120,000 (3)	JPMorgan Chase & Co., 0.969%, 06/23/2025	1,070,231	0.2
578,000 (3)	JPMorgan Chase & Co., 1.470%, 09/22/2027	533,318	0.1
1,411,000 (3)	JPMorgan Chase & Co., 1.514%, 06/01/2024	1,392,304	0.3
273,000 (3)	JPMorgan Chase & Co., 1.578%, 04/22/2027	254,540	0.1
119,000 (3)	JPMorgan Chase & Co., 2.083%, 04/22/2026	114,923	0.0
117,000 (3)	JPMorgan Chase & Co., 2.301%, 10/15/2025	114,664	0.0
519,000 (3)	JPMorgan Chase & Co., 2.595%, 02/24/2026	509,357	0.1
1,721,000 (3)	JPMorgan Chase & Co., 2.776%, 04/25/2023	1,721,453	0.4
1,000,000 (3)	JPMorgan Chase & Co., 3.797%, 07/23/2024	1,011,723	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
664,000 (3)	Lloyds Banking Group PLC, 0.695%, 05/11/2024	$647,171	0.1
491,000 (3)	Lloyds Banking Group PLC, 3.870%, 07/09/2025	496,458	0.1
1,047,000 (1)	LSEGA Financing PLC, 0.650%, 04/06/2024	999,743	0.2
1,024,000	Marsh & McLennan Cos, Inc., 4.050%, 10/15/2023	1,039,336	0.2
700,000 (1)	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 4.625%, 06/15/2025	706,275	0.1
200,000	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/2024	206,220	0.0
406,000 (3)	Mitsubishi UFJ Financial Group, Inc., 0.848%, 09/15/2024	393,687	0.1
404,000 (3)	Mitsubishi UFJ Financial Group, Inc., 0.962%, 10/11/2025	381,155	0.1
400,000	Mitsubishi UFJ Financial Group, Inc., 1.412%, 07/17/2025	375,174	0.1
455,000 (3)	Mitsubishi UFJ Financial Group, Inc., 2.341%, 01/19/2028	430,451	0.1
400,000 (3)	Mizuho Financial Group, Inc., 0.849%, 09/08/2024	387,946	0.1
1,037,000	Mizuho Financial Group, Inc., 1.128%, (US0003M + 0.630)%, 05/25/2024	1,037,191	0.2
200,000 (3)	Mizuho Financial Group, Inc., 2.555%, 09/13/2025	196,059	0.0
1,463,000 (3)	Morgan Stanley, 0.790%, 05/30/2025	1,390,972	0.3
1,683,000 (3)	Morgan Stanley, 0.791%, 01/22/2025	1,616,680	0.3
829,000 (3)	Morgan Stanley, 1.164%, 10/21/2025	788,229	0.2
426,000 (3)	Morgan Stanley, 2.475%, 01/21/2028	406,750	0.1
519,000 (3)	Morgan Stanley, 2.630%, 02/18/2026	509,485	0.1
3,214,000	Morgan Stanley, 3.750%, 02/25/2023	3,266,056	0.7
329,000	Morgan Stanley, 4.000%, 07/23/2025	337,004	0.1
487,000	National Bank of Canada, 0.750%, 08/06/2024	462,038	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
258,000 (1)	Nationwide Building Society, 1.500%, 10/13/2026	$237,034	0.0
1,200,000 (3)	NatWest Group PLC, 2.359%, 05/22/2024	1,190,960	0.2
403,000	NatWest Group PLC, 3.875%, 09/12/2023	407,270	0.1
398,000 (3)	NatWest Group PLC, 4.269%, 03/22/2025	402,809	0.1
900,000	Navient Corp., 6.750%, 06/25/2025	925,830	0.2
403,000 (1)	Nordea Bank Abp, 0.625%, 05/24/2024	384,059	0.1
869,000 (1)	Nordea Bank Abp, 4.250%, 09/21/2022	877,630	0.2
804,000	Old Republic International Corp., 4.875%, 10/01/2024	830,897	0.2
600,000	OneMain Finance Corp., 6.875%, 03/15/2025	631,560	0.1
48,000 (1)	Owl Rock Technology Finance Corp., 6.750%, 06/30/2025	50,485	0.0
198,000 (1)	Pacific Life Global Funding II, 1.200%, 06/24/2025	185,497	0.0
255,000 (1)	Pacific Life Global Funding II, 1.375%, 04/14/2026	237,478	0.0
600,000	Royal Bank of Canada, 1.150%, 06/10/2025	566,908	0.1
275,000	Royal Bank of Canada, 1.150%, 07/14/2026	252,472	0.1
533,000 (2)	Royal Bank of Canada, 1.600%, 01/21/2025	512,709	0.1
210,000	Royal Bank of Canada, 1.627%, (US0003M + 0.660)%, 10/05/2023	211,274	0.0
391,000	Royal Bank of Canada, 3.700%, 10/05/2023	398,272	0.1
411,000	Royal Bank of Canada, 4.650%, 01/27/2026	428,825	0.1
315,000 (1)	Scentre Group Trust 1 / Scentre Group Trust 2, 3.625%, 01/28/2026	316,763	0.1
506,000	Sixth Street Specialty Lending, Inc., 3.875%, 11/01/2024	504,716	0.1
810,000 (1)	Skandinaviska Enskilda Banken AB, 0.650%, 09/09/2024	766,102	0.2
544,000 (1)(3)	Societe Generale SA, 2.226%, 01/21/2026	516,954	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,000,000 (1)(3)	Standard Chartered PLC, 0.991%, 01/12/2025	$955,977	0.2
327,000 (1)(3)	Standard Chartered PLC, 2.608%, 01/12/2028	306,083	0.1
572,000 (1)	Standard Chartered PLC, 3.950%, 01/11/2023	575,114	0.1
950,000 (1)	Starwood Property Trust, Inc., 3.625%, 07/15/2026	908,404	0.2
450,000 (1)	Starwood Property Trust, Inc., 3.750%, 12/31/2024	437,110	0.1
440,000	Sumitomo Mitsui Financial Group, Inc., 2.348%, 01/15/2025	427,982	0.1
750,000	Sumitomo Mitsui Financial Group, Inc., 2.696%, 07/16/2024	743,303	0.2
535,000 (1)	Sumitomo Mitsui Trust Bank Ltd., 0.800%, 09/16/2024	505,411	0.1
1,000,000 (1)	Swedbank AB, 0.600%, 09/25/2023	970,139	0.2
447,000 (1)	Swedbank AB, 3.356%, 04/04/2025	448,677	0.1
535,000	Toronto-Dominion Bank/The, 0.700%, 09/10/2024	508,203	0.1
533,000 (2)	Toronto-Dominion Bank/The, 1.450%, 01/10/2025	511,032	0.1
282,000	Toronto-Dominion Bank/The, 2.800%, 03/10/2027	277,258	0.1
515,000 (1)	UBS AG/London, 0.700%, 08/09/2024	488,600	0.1
1,000,000 (1)(3)	UBS Group AG, 1.008%, 07/30/2024	973,227	0.2
900,000 (1)	VICI Properties L.P. / VICI Note Co., Inc., 3.500%, 02/15/2025	888,080	0.2
1,600,000 (3)	Wells Fargo & Co., 2.406%, 10/30/2025	1,567,304	0.3
54,000	Wells Fargo & Co., 4.125%, 08/15/2023	55,222	0.0
828,000	XLIT Ltd., 4.450%, 03/31/2025	851,759	0.2
		91,812,916	19.4
	Industrial: 2.5%
300,000	Ball Corp., 4.000%, 11/15/2023	303,359	0.1
600,000	Ball Corp., 4.875%, 03/15/2026	622,200	0.1
830,000	Boeing Co/The, 4.875%, 05/01/2025	857,078	0.2
900,000 (1)	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026	867,452	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
505,000	General Dynamics Corp., 3.250%, 04/01/2025	$510,782	0.1
433,000 (1)	Graphic Packaging International LLC, 0.821%, 04/15/2024	411,854	0.1
665,000 (1)	Huntington Ingalls Industries, Inc., 0.670%, 08/16/2023	645,608	0.1
202,000	John Deere Capital Corp., 2.125%, 03/07/2025	198,941	0.0
151,000	John Deere Capital Corp., 2.350%, 03/08/2027	147,078	0.0
597,000 (1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	610,940	0.1
705,000	Raytheon Technologies Corp., 3.200%, 03/15/2024	713,101	0.2
669,000	Raytheon Technologies Corp., 3.700%, 12/15/2023	680,769	0.1
700,000	Republic Services, Inc., 2.500%, 08/15/2024	693,142	0.2
300,000 (1)	Sealed Air Corp., 5.250%, 04/01/2023	304,125	0.1
600,000 (1)	Sealed Air Corp., 5.500%, 09/15/2025	629,442	0.1
515,000 (1)	Siemens Financieringsmaatschappij NV, 0.650%, 03/11/2024	496,510	0.1
200,000 (1)	SMBC Aviation Capital Finance DAC, 1.900%, 10/15/2026	179,004	0.0
426,000	Sonoco Products Co., 2.250%, 02/01/2027	404,051	0.1
829,000	Teledyne Technologies, Inc., 0.950%, 04/01/2024	796,381	0.2
900,000 (1)	TransDigm, Inc., 8.000%, 12/15/2025	942,219	0.2
900,000 (1)	WESCO Distribution, Inc., 7.125%, 06/15/2025	937,269	0.2
		11,951,305	2.5
	Technology: 2.1%
900,000	CDW LLC / CDW Finance Corp., 5.500%, 12/01/2024	932,535	0.2
332,000 (1)	CGI, Inc., 1.450%, 09/14/2026	305,493	0.1
992,000	Fidelity National Information Services, Inc., 0.600%, 03/01/2024	950,360	0.2
941,000	Fiserv, Inc., 2.750%, 07/01/2024	938,838	0.2
954,000	HP, Inc., 2.200%, 06/17/2025	921,158	0.2
441,000	Intel Corp., 3.700%, 07/29/2025	451,983	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
505,000 (1)	Kyndryl Holdings, Inc., 2.050%, 10/15/2026	$451,596	0.1
900,000	Microchip Technology, Inc., 4.250%, 09/01/2025	911,598	0.2
909,000	NetApp, Inc., 1.875%, 06/22/2025	870,272	0.2
832,000 (1)	NXP BV / NXP Funding LLC / NXP USA, Inc., 2.700%, 05/01/2025	807,310	0.2
447,000	Oracle Corp., 1.650%, 03/25/2026	417,412	0.1
282,000	Oracle Corp., 2.500%, 04/01/2025	275,691	0.0
570,000	Oracle Corp., 2.650%, 07/15/2026	547,330	0.1
703,000	VMware, Inc., 1.000%, 08/15/2024	670,884	0.1
395,000	VMware, Inc., 4.500%, 05/15/2025	407,314	0.1
262,000	Workday, Inc., 3.500%, 04/01/2027	262,110	0.0
		10,121,884	2.1
	Utilities: 3.5%
467,000 (1)	AEP Texas, Inc., 3.850%, 10/01/2025	472,405	0.1
360,000	AES Corp./The, 1.375%, 01/15/2026	331,514	0.1
269,000 (1)	AES Corp./The, 3.300%, 07/15/2025	264,490	0.1
497,000	American Electric Power Co., Inc., 0.750%, 11/01/2023	481,808	0.1
507,000	American Electric Power Co., Inc., 2.031%, 03/15/2024	498,567	0.1
258,000 (1)	Aquarion Co., 4.000%, 08/15/2024	261,006	0.1
152,000	Arizona Public Service Co., 3.350%, 06/15/2024	152,733	0.0
602,000	Atmos Energy Corp., 0.625%, 03/09/2023	593,350	0.1
282,000	Avangrid, Inc., 3.200%, 04/15/2025	281,425	0.1
363,000	Black Hills Corp., 1.037%, 08/23/2024	346,833	0.1
282,000	Connecticut Light and Power Co/The, 0.750%, 12/01/2025	259,398	0.0
955,000 (1)	Dominion Energy, Inc., 2.450%, 01/15/2023	955,771	0.2
242,000	Duke Energy Progress LLC, 3.375%, 09/01/2023	244,898	0.0
930,000 (1)	East Ohio Gas Co/The, 1.300%, 06/15/2025	878,731	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
463,000	Entergy Arkansas LLC, 3.050%, 06/01/2023	$462,844	0.1
835,000	Entergy Corp., 0.900%, 09/15/2025	766,669	0.2
640,000	Entergy Louisiana LLC, 0.950%, 10/01/2024	610,454	0.1
145,000	Entergy Louisiana LLC, 3.300%, 12/01/2022	145,986	0.0
160,000	Entergy Louisiana LLC, 4.050%, 09/01/2023	163,202	0.0
303,000	Eversource Energy, 2.900%, 03/01/2027	297,416	0.1
478,000	Interstate Power and Light Co., 3.250%, 12/01/2024	480,553	0.1
317,000	IPALCO Enterprises, Inc., 3.700%, 09/01/2024	318,086	0.1
465,000	National Rural Utilities Cooperative Finance Corp., 1.000%, 10/18/2024	443,710	0.1
376,000	National Rural Utilities Cooperative Finance Corp., 1.875%, 02/07/2025	364,647	0.1
536,000	NextEra Energy Capital Holdings, Inc., 1.875%, 01/15/2027	503,562	0.1
443,000 (1)	Niagara Mohawk Power Corp., 2.721%, 11/28/2022	445,762	0.1
559,000	NiSource, Inc., 0.950%, 08/15/2025	514,331	0.1
883,000	OGE Energy Corp., 0.703%, 05/26/2023	865,397	0.2
260,000	Oncor Electric Delivery Co. LLC, 2.750%, 06/01/2024	258,069	0.0
180,000	Public Service Electric and Gas Co., 3.750%, 03/15/2024	182,312	0.0
282,000	Public Service Enterprise Group, Inc., 0.800%, 08/15/2025	260,332	0.1
740,000	Southern Co. Gas Capital Corp., 2.450%, 10/01/2023	737,477	0.2
255,000	Southern Co. Gas Capital Corp., 3.250%, 06/15/2026	254,070	0.0
1,378,000	Southern Co/The, 0.600%, 02/26/2024	1,325,479	0.3
826,000	WEC Energy Group, Inc., 0.550%, 09/15/2023	802,710	0.2
150,000	Wisconsin Power and Light Co., 2.250%, 11/15/2022	150,182	0.0
		16,376,179	3.5
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
	Total Corporate Bonds/Notes (Cost $207,185,811)	$200,189,075	42.4
COLLATERALIZED MORTGAGE OBLIGATIONS: 6.6%
220,396	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 4.907%, (US0001M + 4.450)%, 01/25/2029	229,032	0.1
317,479	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 4.807%, (US0001M + 4.350)%, 05/25/2029	331,094	0.1
430,634	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.457%, (US0001M + 3.000)%, 10/25/2029	440,089	0.1
387,693	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 2.857%, (US0001M + 2.400)%, 05/25/2030	392,572	0.1
1,289,012	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 2.607%, (US0001M + 2.150)%, 10/25/2030	1,295,079	0.3
199,626	Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 2.557%, (US0001M + 2.100)%, 03/25/2031	199,328	0.0
349,269 (1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R06 2M2, 2.557%, (US0001M + 2.100)%, 09/25/2039	349,245	0.1
88,737	Fannie Mae Interest Strip Series 404 8, 3.000%, 05/25/2040	88,068	0.0
10,188	Fannie Mae REMIC Trust 2010-137 XP, 4.500%, 10/25/2040	10,268	0.0
70,324	Fannie Mae REMIC Trust 2010-54 LC, 3.000%, 04/25/2040	69,303	0.0
2,365,187	Fannie Mae REMICS 2006-85 PF, 0.837%, (US0001M + 0.380)%, 09/25/2036	2,370,235	0.5

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
496,338	Fannie Mae REMICS 2013-114 NA, 3.000%, 08/25/2032	$492,790	0.1
1,176,695	Freddie Mac 3049 XF, 0.747%, (US0001M + 0.350)%, 05/15/2033	1,177,493	0.3
161,032	Freddie Mac REMIC Trust 2103 TE, 6.000%, 12/15/2028	173,489	0.0
555,521	Freddie Mac REMICS 3255 FA, 0.677%, (US0001M + 0.280)%, 12/15/2036	554,244	0.1
35,820	Freddie Mac REMICS 3747 FA, 0.897%, (US0001M + 0.500)%, 10/15/2040	36,091	0.0
15,714	Freddie Mac REMICS 3878 FA, 0.747%, (US0001M + 0.350)%, 04/15/2041	15,716	0.0
1,418,453 (1)	Freddie Mac STACR 2019-HQA3 M2, 2.307%, (US0001M + 1.850)%, 09/25/2049	1,417,487	0.3
25,405 (1)	Freddie Mac STACR REMIC Trust 2020-HQA3 M2, 4.057%, (US0001M + 3.600)%, 07/25/2050	25,441	0.0
1,400,000 (1)	Freddie Mac STACR REMIC Trust 2021-HQA1 M2, 2.349%, (SOFR30A + 2.250)%, 08/25/2033	1,347,348	0.3
100,000 (1)	Freddie Mac Stacr Trust 2018-HQA2 M2, 2.757%, (US0001M + 2.300)%, 10/25/2048	99,879	0.0
314,727 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2, 2.699%, (SOFR30A + 2.600)%, 11/25/2050	314,587	0.1
4,533,739	Ginnie Mae 2015-H32 FH, 0.766%, (US0001M + 0.660)%, 12/20/2065	4,541,600	1.0
500,589	Ginnie Mae Series 2010-H03 FA, 0.781%, (US0001M + 0.550)%, 03/20/2060	499,952	0.1
43,158	Ginnie Mae Series 2010-H10 FC, 1.231%, (US0001M + 1.000)%, 05/20/2060	43,415	0.0
2,249,580	Ginnie Mae Series 2010-H11 FA, 1.231%, (US0001M + 1.000)%, 06/20/2060	2,267,271	0.5
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
94,375	Ginnie Mae Series 2011-H03 FA, 0.606%, (US0001M + 0.500)%, 01/20/2061	$94,160	0.0
88,831	Ginnie Mae Series 2011-H05 FA, 0.606%, (US0001M + 0.500)%, 12/20/2060	88,628	0.0
121,139	Ginnie Mae Series 2011-H05 FB, 0.606%, (US0001M + 0.500)%, 12/20/2060	120,854	0.0
627,889	Ginnie Mae Series 2011-H06 FA, 0.556%, (US0001M + 0.450)%, 02/20/2061	625,851	0.1
76,997	Ginnie Mae Series 2011-H07 FA, 0.606%, (US0001M + 0.500)%, 02/20/2061	76,830	0.0
143,583	Ginnie Mae Series 2011-H08 FD, 0.606%, (US0001M + 0.500)%, 02/20/2061	143,248	0.0
517,170	Ginnie Mae Series 2011-H08 FG, 0.586%, (US0001M + 0.480)%, 03/20/2061	515,790	0.1
774,007	Ginnie Mae Series 2011-H09 AF, 0.606%, (US0001M + 0.500)%, 03/20/2061	772,266	0.2
58,590	Ginnie Mae Series 2011-H11 FB, 0.606%, (US0001M + 0.500)%, 04/20/2061	58,461	0.0
204,154	Ginnie Mae Series 2012-H18 NA, 0.626%, (US0001M + 0.520)%, 08/20/2062	204,133	0.0
1,410,452	Ginnie Mae Series 2012-H23 SA, 0.636%, (US0001M + 0.530)%, 10/20/2062	1,416,874	0.3
1,145,846	Ginnie Mae Series 2012-H23 WA, 0.626%, (US0001M + 0.520)%, 10/20/2062	1,143,771	0.2
409,111	Ginnie Mae Series 2014-3 EP, 2.750%, 02/16/2043	405,196	0.1
261,602 (3)	Ginnie Mae Series 2014-53 JM, 7.021%, 04/20/2039	285,302	0.1
4,267,657	Ginnie Mae Series 2016-H16 FE, 0.627%, (US0012M + 0.380)%, 06/20/2066	4,229,027	0.9
1,501,074	Ginnie Mae Series 2017-H06 FE, 0.656%, (US0001M + 0.550)%, 02/20/2067	1,499,228	0.3
870,570	Ginnie Mae Series 2017-H07 FG, 0.566%, (US0001M + 0.460)%, 02/20/2067	867,961	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
150,000 (1)	Mello Warehouse Securitization Trust 2020-2 A, 1.257%, (US0001M + 0.800)%, 11/25/2053	$149,575	0.0
	Total Collateralized Mortgage Obligations (Cost $31,720,683)	31,478,271	6.6
U.S. TREASURY OBLIGATIONS: 13.7%
	U.S. Treasury Notes: 13.7%
14,314,000	0.125%, 03/31/2023	14,091,599	3.0
1,257,500 (2)	0.875%, 01/31/2024	1,225,670	0.3
194,000 (2)	1.500%, 02/29/2024	191,189	0.1
118,400 (2)	1.500%, 01/31/2027	113,164	0.0
38,296,000	1.750%, 03/15/2025	37,487,665	7.9
104,000 (2)	1.875%, 02/28/2027	101,229	0.0
11,346,000	2.250%, 03/31/2024	11,331,153	2.4
112,000	2.500%, 03/31/2027	112,254	0.0
	Total U.S. Treasury Obligations (Cost $65,034,189)	64,653,923	13.7
COMMERCIAL MORTGAGE-BACKED SECURITIES: 11.5%
604,500 (1)	AREIT 2019-CRE3 C Trust, 2.065%, (SOFR30A + 2.014)%, 09/14/2036	600,598	0.1
5,000,000 (1)	Atrium Hotel Portfolio Trust 2018-ATRM D, 2.697%, (US0001M + 2.300)%, 06/15/2035	4,861,156	1.0
4,000,000 (1)	BBCMS Trust 2021-AGW E, 3.547%, (US0001M + 3.150)%, 06/15/2036	3,920,016	0.8
1,000,000 (1)	BDS 2018-FL8 E, 2.718%, (US0001M + 2.250)%, 01/18/2036	985,132	0.2
2,917,000 (1)	BHMS 2018-ATLS C, 2.297%, (US0001M + 1.900)%, 07/15/2035	2,871,496	0.6
2,500,000 (1)	BX Trust 2021-VIEW E, 3.997%, (US0001M + 3.600)%, 06/15/2023	2,421,491	0.5
733,000 (1)(3)	Century Plaza Towers 2019-CPT B, 2.997%, 11/13/2039	682,431	0.1
500,000 (1)(3)	Century Plaza Towers 2019-CPT C, 2.997%, 11/13/2039	457,149	0.1
225,000 (1)(3)	Century Plaza Towers 2019-CPT D, 2.997%, 11/13/2039	199,183	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
360,000 (1)	CGDB Commercial Mortgage Trust 2019-MOB F, 2.947%, (US0001M + 2.550)%, 11/15/2036	$346,367	0.1
2,508,000 (1)	CLNY Trust 2019-IKPR C, 2.073%, (US0001M + 1.676)%, 11/15/2038	2,464,806	0.5
2,000,000 (1)(3)	COMM 2013-CCRE11 C Mortgage Trust, 5.119%, 08/10/2050	2,021,695	0.4
120,000 (1)(3)	COMM 2013-CR10 E Mortgage Trust, 4.901%, 08/10/2046	114,337	0.0
380,000 (1)(3)	COMM 2013-SFS A2 Mortgage Trust, 2.988%, 04/12/2035	378,294	0.1
856,221 (1)	CSWF 2021-SOP2 D, 2.713%, (US0001M + 2.317)%, 06/15/2034	830,806	0.2
2,200,000 (1)(4)	FREMF 2019-KG01 C Mortgage Trust, 0.000%, 05/25/2029	1,345,780	0.3
548,000 (1)	GAM Re-REMIC Trust 2021-FRR1 1B, 0.800%, 11/29/2050	435,396	0.1
710,000 (1)	GAM Re-REMIC Trust 2021-FRR1 2B, 1.070%, 11/29/2050	522,249	0.1
10,734	Ginnie Mae 2015-183 AC, 2.350%, 07/16/2056	10,738	0.0
4,961 (3)	Ginnie Mae 2015-21 AF, 2.199%, 07/16/2048	4,943	0.0
33,143	Ginnie Mae 2016-110 AB, 2.000%, 05/16/2049	32,976	0.0
1,981	Ginnie Mae 2016-86 AB, 2.500%, 09/16/2056	1,981	0.0
83,036	Ginnie Mae 2017-100 AB, 2.300%, 04/16/2052	82,479	0.0
47,992	Ginnie Mae 2017-51 AB, 2.350%, 04/16/2057	47,680	0.0
15,782	Ginnie Mae 2017-69 AB, 2.350%, 05/16/2053	15,707	0.0
32,728	Ginnie Mae 2017-70 A, 2.500%, 10/16/2057	32,531	0.0
105,289	Ginnie Mae 2017-86 AB, 2.300%, 11/16/2051	104,643	0.0
97,871	Ginnie Mae 2017-89 A, 2.500%, 08/16/2057	97,333	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
18,944	Ginnie Mae 2018-41 A, 2.400%, 09/16/2058	$18,926	0.0
600,000 (1)	Great Wolf Trust 2019-WOLF C, 2.030%, (US0001M + 1.633)%, 12/15/2036	589,377	0.1
330,000 (1)	GS Mortgage Securities Corp. Trust 2017-GPTX B, 3.104%, 05/10/2034	328,466	0.1
1,039,000 (1)(3)	GS Mortgage Securities Corp. Trust 2017-SLP E, 4.591%, 10/10/2032	1,019,681	0.2
1,070,000 (1)	GS Mortgage Securities Corp. Trust 2019-70P C, 1.897%, (US0001M + 1.500)%, 10/15/2036	1,030,209	0.2
190,000 (1)	GSCG Trust 2019-600C A, 2.936%, 09/06/2034	186,240	0.0
330,000 (1)	Houston Galleria Mall Trust 2015-HGLR A1A2, 3.087%, 03/05/2037	320,646	0.1
264,940 (1)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-HSBC A, 3.093%, 07/05/2032	264,963	0.1
242,208	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8 A3, 2.829%, 10/15/2045	242,447	0.1
210,000 (3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 C, 4.096%, 12/15/2047	208,978	0.0
900,000 (1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 E, 3.986%, 01/15/2046	852,610	0.2
5,000,000	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 A3, 3.393%, 12/15/2049	4,956,929	1.1
360,000 (1)	JP Morgan Chase Commercial Mortgage Securities Trust 2018-WPT CFX, 4.950%, 07/05/2033	363,694	0.1
100,000 (1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.862%, 12/05/2038	88,291	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,100,000 (1)(3)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.192%, 11/15/2045	$1,098,397	0.2
820,000 (3)	JPMBB Commercial Mortgage Securities Trust 2014-C19 C, 4.654%, 04/15/2047	806,786	0.2
900,000 (1)(3)	JPMBB Commercial Mortgage Securities Trust 2014-C19 D, 4.654%, 04/15/2047	867,332	0.2
430,000 (1)	JPMBB Commercial Mortgage Securities Trust 2014-C24 A4A2, 3.373%, 11/15/2047	425,888	0.1
1,000,000 (1)(3)	LSTAR Commercial Mortgage Trust 2016-4 F, 4.585%, 03/10/2049	771,077	0.2
273,960	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 A4, 3.176%, 08/15/2045	273,934	0.1
2,300,000 (1)(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6 E, 4.586%, 11/15/2045	2,207,762	0.5
400,000 (1)(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 E, 4.017%, 12/15/2048	376,551	0.1
290,000 (1)(5)	Morgan Stanley Capital I Trust 2011-C1 J, 4.193%, 09/15/2047	145,000	0.0
271,374	Morgan Stanley Capital I Trust 2017-H1 A2, 3.089%, 06/15/2050	270,841	0.1
910,000	Morgan Stanley Capital I Trust 2019-H6 A2, 3.228%, 06/15/2052	899,243	0.2
700,454 (1)	Ready Capital Mortgage Financing 2020-FL4 A LLC, 2.607%, (US0001M + 2.150)%, 02/25/2035	699,983	0.2
1,200,000 (1)	STWD 2021-LIH D Mortgage Trust, 2.702%, (US0001M + 2.305)%, 11/15/2036	1,172,950	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
157,893	UBS Commercial Mortgage Trust 2018-C8 A2, 3.713%, 02/15/2051	$158,775	0.0
5,000,000 (1)(3)	UBS-Barclays Commercial Mortgage Trust 2013-C6 C, 4.022%, 04/10/2046	4,874,891	1.0
547,952 (1)	VMC Finance 2019-FL3 A LLC, 1.541%, (US0001M + 1.100)%, 09/15/2036	545,517	0.1
1,642,500 (1)(3)	Wells Fargo Commercial Mortgage Trust 2015-C30 D, 4.499%, 09/15/2058	1,536,970	0.3
535,764 (1)	West Town Mall Trust 2017-KNOX A, 3.823%, 07/05/2030	535,295	0.1
500,000 (3)	WFRBS Commercial Mortgage Trust 2014-C21 C, 4.234%, 08/15/2047	483,227	0.1
	Total Commercial Mortgage-Backed Securities (Cost $56,611,441)	54,511,269	11.5
ASSET-BACKED SECURITIES: 17.3%
	Automobile Asset-Backed Securities: 4.2%
100,000	Ally Auto Receivables Trust 2019-1 A4, 3.020%, 04/15/2024	100,687	0.0
197,531	Americredit Automobile Receivables Trust 2019-1 B, 3.130%, 02/18/2025	198,161	0.0
400,000	AmeriCredit Automobile Receivables Trust 2019-3 B, 2.130%, 07/18/2025	400,633	0.1
283,773	AmeriCredit Automobile Receivables Trust 2020-1 A3, 1.110%, 08/19/2024	283,607	0.1
400,000	AmeriCredit Automobile Receivables Trust 2020-1 C, 1.590%, 10/20/2025	395,297	0.1
400,000	AmeriCredit Automobile Receivables Trust 2020-2 B, 0.970%, 02/18/2026	393,580	0.1
700,000	AmeriCredit Automobile Receivables Trust 2021-3 B, 1.170%, 08/18/2027	664,747	0.1
253,106	BMW Vehicle Owner Trust 2020-A A3, 0.480%, 10/25/2024	251,108	0.1
100,000	Carmax Auto Owner Trust 2019-2 A4, 2.770%, 12/16/2024	100,650	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
150,000	CarMax Auto Owner Trust 2021-2 B, 1.030%, 12/15/2026	$140,710	0.0
300,000	CarMax Auto Owner Trust 2022-1 B, 1.950%, 09/15/2027	287,818	0.1
700,000	Carvana Auto Receivables Trust 2022-P1 A3, 3.350%, 02/10/2027	696,784	0.1
650,000	Drive Auto Receivables Trust 2021-1 B, 0.650%, 07/15/2025	644,403	0.1
2,750,000	Drive Auto Receivables Trust 2021-2 B, 0.580%, 12/15/2025	2,682,815	0.6
1,500,000	Exeter Automobile Receivables Trust 2021-3A B, 0.690%, 01/15/2026	1,464,180	0.3
1,600,000	Exeter Automobile Receivables Trust 2021-4 A3, 0.680%, 07/15/2025	1,576,584	0.3
900,000	Ford Credit Auto Owner Trust 2022-A B, 1.910%, 07/15/2027	865,820	0.2
300,000	GM Financial Automobile Leasing Trust 2019-4 A4, 1.760%, 01/16/2025	298,939	0.1
380,379	GM Financial Automobile Leasing Trust 2020-2 A3, 0.800%, 07/20/2023	379,926	0.1
193,715	Honda Auto Receivables 2018-4 A4 Owner Trust, 3.300%, 07/15/2025	194,094	0.0
381,800	Honda Auto Receivables 2020-2 A3 Owner Trust, 0.820%, 07/15/2024	379,263	0.1
1,050,000	Hyundai Auto Receivables Trust 2021-C B, 1.490%, 12/15/2027	987,769	0.2
568,092 (1)	JPMorgan Chase Bank NA - CACLN 2021-3 B, 0.760%, 02/26/2029	552,096	0.1
125,750	Mercedes-Benz Auto Receivables Trust 2018-1 A4, 3.150%, 10/15/2024	126,380	0.0
350,000	Nissan Auto Receivables 2018-C A4 Owner Trust, 3.270%, 06/16/2025	353,004	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
1,350,000 (1)	Oscar US Funding XIII LLC 2021-2A A3, 0.860%, 09/10/2025	$1,311,270	0.3
243,229	Santander Drive Auto Receivables Trust 2020-2 B, 0.960%, 11/15/2024	243,141	0.0
369,497	Santander Drive Auto Receivables Trust 2020-3 B, 0.690%, 03/17/2025	368,924	0.1
350,000	Santander Drive Auto Receivables Trust 2021-2 B, 0.590%, 09/15/2025	346,505	0.1
2,700,000	Santander Drive Auto Receivables Trust 2021-3 B, 0.600%, 12/15/2025	2,654,722	0.6
116,133 (1)	Santander Retail Auto Lease Trust 2019-B A4, 2.380%, 08/21/2023	116,186	0.0
350,000	Toyota Auto Receivables 2019-C A4 Owner Trust, 1.880%, 11/15/2024	349,391	0.1
		19,809,194	4.2
	Credit Card Asset-Backed Securities: 0.2%
800,000 (1)	CARDS II Trust 2021-1A A, 0.602%, 04/15/2027	764,451	0.2

	Other Asset-Backed Securities: 12.2%
2,750,000 (1)	AIG CLO 2021-2A A Ltd., 1.424%, (US0003M + 1.170)%, 07/20/2034	2,714,500	0.6
600,000 (1)	Allegany Park CLO Ltd. 2019-1A AR, 1.559%, (TSFR3M + 1.300)%, 01/20/2035	597,923	0.1
700,000 (1)	Apidos CLO XXXII 2019-32A A1, 1.574%, (US0003M + 1.320)%, 01/20/2033	696,744	0.1
400,000 (1)	ARES XLVI CLO Ltd. 2017-46A A2, 1.471%, (US0003M + 1.230)%, 01/15/2030	396,361	0.1
250,000 (1)	Babson CLO Ltd. 2017-1A A2, 1.591%, (US0003M + 1.350)%, 07/18/2029	247,796	0.0
1,900,000 (1)	Ballyrock CLO 17 Ltd. 2021-17A A1B, 1.536%, (US0003M + 1.400)%, 10/20/2034	1,880,673	0.4
500,000 (1)	Barings Clo Ltd. 2019-4A A1, 1.571%, (US0003M + 1.330)%, 01/15/2033	498,060	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,900,000 (1)	BDS 2021-FL10 E Ltd., 3.818%, (US0001M + 3.350)%, 12/16/2036	$2,861,849	0.6
2,000,000 (1)	Benefit Street Partners CLO XX Ltd. 2020-20A AR, 1.411%, (US0003M + 1.170)%, 07/15/2034	1,983,396	0.4
2,500,000 (1)	BlueMountain CLO XXXII Ltd. 2021-32A A, 1.411%, (US0003M + 1.170)%, 10/15/2034	2,473,255	0.5
4,000,000 (1)	BRSP 2021-FL1 B Ltd., 2.349%, (US0001M + 1.900)%, 08/19/2038	3,935,953	0.8
450,000 (1)	Carlyle US Clo 2017-2A CR Ltd., 1.654%, (US0003M + 1.400)%, 07/20/2031	448,848	0.1
500,000 (1)	Carlyle US CLO 2020-2A A1R Ltd., 1.398%, (US0003M + 1.140)%, 01/25/2035	495,648	0.1
800,000 (1)	Carlyle US Clo 2021-4A A2 Ltd., 1.654%, (US0003M + 1.400)%, 04/20/2034	797,087	0.2
500,000 (1)	Cedar Funding IV CLO Ltd.2014-4A ARR, 1.419%, (US0003M + 1.160)%, 07/23/2034	494,195	0.1
250,000 (1)	CIFC Funding 2015-IA ARR Ltd., 1.369%, (US0003M + 1.110)%, 01/22/2031	248,408	0.1
600,000 (1)	CIFC Funding 2019-6A A1 Ltd., 1.571%, (US0003M + 1.330)%, 01/16/2033	598,384	0.1
250,000 (1)	CIFC Funding 2019-6A A2 Ltd., 1.991%, (US0003M + 1.750)%, 01/16/2033	249,083	0.1
500,000 (1)	CIFC Funding 2020-2A AR Ltd., 1.424%, (US0003M + 1.170)%, 10/20/2034	496,782	0.1
2,750,000 (1)	CIFC Funding 2020-IA A1R Ltd., 1.391%, (US0003M + 1.150)%, 07/15/2036	2,732,859	0.6
2,650,000	CNH Equipment Trust 2021-B A3, 0.440%, 08/17/2026	2,549,654	0.5
650,000	CNH Equipment Trust 2021-C A3, 0.810%, 12/15/2026	622,039	0.1
250,000 (1)	Deer Creek Clo Ltd. 2017-1A A, 1.434%, (US0003M + 1.180)%, 10/20/2030	248,517	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
360,000 (1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 1.706%, (US0003M + 1.200)%, 08/15/2030	$359,594	0.1
250,000 (1)	Eaton Vance Clo 2015-1A A2R Ltd., 1.504%, (US0003M + 1.250)%, 01/20/2030	248,848	0.1
343,294 (1)	Elevation CLO 2014-2A A1R Ltd., 1.471%, (US0003M + 1.230)%, 10/15/2029	342,645	0.1
250,000 (1)	Elmwood CLO IX Ltd. 2021-2A A, 1.384%, (US0003M + 1.130)%, 07/20/2034	248,169	0.1
2,500,000	John Deere Owner Trust 2021-B A3, 0.520%, 03/16/2026	2,396,353	0.5
450,000	John Deere Owner Trust 2022-A A4, 2.490%, 01/16/2029	442,306	0.1
750,000 (1)	Kayne CLO 6 Ltd. 2019-6A A1, 1.634%, (US0003M + 1.380)%, 01/20/2033	747,374	0.2
500,000 (1)	Kayne CLO 7 Ltd. 2020-7A A1, 1.441%, (US0003M + 1.200)%, 04/17/2033	497,937	0.1
2,600,000 (1)	Kubota Credit Owner Trust 2021-2A A3, 0.560%, 11/17/2025	2,481,005	0.5
92,614 (1)	LoanCore 2019-CRE2 A Issuer Ltd., 1.527%, (US0001M + 1.130)%, 05/15/2036	91,981	0.0
2,750,000 (1)	Magnetite XXVI Ltd. 2020-26A A2R, 1.658%, (US0003M + 1.400)%, 07/25/2034	2,716,280	0.6
500,000 (1)	Marble Point CLO XIV Ltd. 2018-2A A1R, 1.534%, (US0003M + 1.280)%, 01/20/2032	496,036	0.1
146,312 (1)	Marlette Funding Trust 2020-1A B, 2.380%, 03/15/2030	146,378	0.0
600,000 (1)	Marlette Funding Trust 2021-1A B, 1.000%, 06/16/2031	588,201	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,575,000 (1)	MF1 Multifamily Housing Mortgage Loan Trust 2021-FL6 C, 2.318%, (US0001M + 1.850)%, 07/16/2036	$1,558,868	0.3
340,000 (1)	Neuberger Berman Loan Advisers CLO 35 Ltd. 2019-35A A1, 1.588%, (US0003M + 1.340)%, 01/19/2033	339,332	0.1
400,000 (1)	Oaktree CLO Ltd. 2021-1A A1, 1.401%, (US0003M + 1.160)%, 07/15/2034	396,858	0.1
1,550,000 (1)	OCP CLO 2020-19A AR Ltd., 1.404%, (US0003M + 1.150)%, 10/20/2034	1,532,511	0.3
400,000 (1)	OCP CLO 2021-22A A Ltd., 1.296%, (US0003M + 1.180)%, 12/02/2034	396,855	0.1
250,000 (1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 1.598%, (US0003M + 1.350)%, 07/19/2030	248,645	0.1
600,000 (1)	Octagon Loan Funding Ltd. 2014-1A ARR, 1.668%, (US0003M + 1.180)%, 11/18/2031	596,534	0.1
3,700,000 (1)	OHA Credit Partners XIII Ltd. 2016-13A AR, 1.425%, (US0003M + 1.170)%, 10/25/2034	3,669,775	0.8
3,000,000 (1)	OHA Credit Partners XVI 2021-16A A, 1.314%, (US0003M + 1.150)%, 10/18/2034	2,982,207	0.6
500,000 (1)	OHA Loan Funding 2015-1A AR3 Ltd., 1.360%, (US0003M + 1.150)%, 01/19/2037	496,645	0.1
500,000 (1)	Palmer Square CLO 2015-2A A1R2 Ltd., 1.354%, (US0003M + 1.100)%, 07/20/2030	498,132	0.1
1,650,000 (1)	Palmer Square CLO 2019-1A A1R Ltd., 1.545%, (US0003M + 1.150)%, 11/14/2034	1,639,204	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
350,000 (1)	PFS Financing Corp. 2021-B A, 0.770%, 08/15/2026	$329,523	0.1
20,538 (1)	SoFi Consumer Loan Program 2020-1 A Trust, 2.020%, 01/25/2029	20,549	0.0
410,000 (1)	Sound Point CLO XXV Ltd. 2019-4A A1R, 1.955%, (TSFR3M + 1.280)%, 04/25/2033	409,511	0.1
500,000 (1)	THL Credit Wind River 2019-1A AR CLO Ltd., 1.414%, (US0003M + 1.160)%, 07/20/2034	496,612	0.1
1,650,000 (1)	Trafigura Securitisation Finance PLC 2021-1A A2, 1.080%, 01/15/2025	1,578,110	0.3
300,000 (1)	Wellman Park CLO Ltd. 2021-1A A, 1.341%, (US0003M + 1.100)%, 07/15/2034	298,302	0.1
		57,559,294	12.2
	Student Loan Asset-Backed Securities: 0.7%
18,094 (1)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/2042	18,164	0.0
67,847 (1)	Laurel Road Prime Student Loan Trust 2018-B A2FX, 3.540%, 05/26/2043	68,309	0.0
300,000 (1)	Navient Private Education Loan Trust 2014-AA A3, 1.997%, (US0001M + 1.600)%, 10/15/2031	302,537	0.1
259,120 (1)	Navient Private Education Refi Loan Trust 2019-FA A2, 2.600%, 08/15/2068	256,819	0.0
80,359 (1)	Navient Private Education Refi Loan Trust 2020-GA A, 1.170%, 09/16/2069	77,745	0.0
140,379 (1)	Navient Private Education Refi Loan Trust 2021-A A, 0.840%, 05/15/2069	134,098	0.0
1,905,597 (1)	Navient Private Education Refi Loan Trust 2021-EA A, 0.970%, 12/16/2069	1,795,403	0.4
450,016 (1)	Navient Private Education Refi Loan Trust 2021-F A, 1.110%, 02/18/2070	419,804	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
524,683 (1)	SoFi Professional Loan Program 2021-B AFX Trust, 1.140%, 02/15/2047	$488,665	0.1
		3,561,544	0.7
	Total Asset-Backed Securities (Cost $83,189,235)	81,694,483	17.3
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.1%
	Federal Home Loan Mortgage Corporation: 0.1%(6)
23,471	5.500%, 01/01/2037	25,002	0.0
18,682	5.500%, 08/01/2038	19,894	0.0
6,807	5.500%, 10/01/2038	7,248	0.0
3,442	5.500%, 10/01/2038	3,665	0.0
154,126	5.500%, 11/01/2038	167,320	0.1
101,558	5.500%, 02/01/2039	108,209	0.0
		331,338	0.1
	Uniform Mortgage-Backed Securities: 0.0%
23,231	5.000%, 03/01/2027	23,711	0.0
74,641	5.000%, 07/01/2034	80,664	0.0
		104,375	0.0
	Total U.S. Government Agency Obligations (Cost $433,604)	435,713	0.1
	Total Long-Term Investments (Cost $444,174,963)	432,962,734	91.6
SHORT-TERM INVESTMENTS: 14.4%
	Commercial Paper: 7.1%
3,000,000	American Electric Power Co., 0.890%, 04/26/2022	2,998,102	0.6
5,000,000	Auto Zone, 0.560%, 04/04/2022	4,999,695	1.1
5,000,000	Consolidated Edison Company, 0.590%, 04/08/2022	4,999,349	1.1
9,000,000	Entergy Corp., 0.490%, 04/01/2022	8,999,880	1.9
4,000,000	HP, Inc., 0.850%, 04/25/2022	3,997,666	0.8
5,000,000	Lowe’s Cos, Inc., 0.540%, 04/05/2022	4,999,629	1.1
2,600,000	Sherwin-Williams Co., 0.410%, 04/04/2022	2,599,883	0.5
	Total Commercial Paper (Cost $33,593,482)	33,594,204	7.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements: 1.1%
1,191,202 (7)	Bank of America Inc., Repurchase Agreement dated 03/31/22, 0.30%, due 04/01/22 (Repurchase Amount $1,191,212, collateralized by various U.S. Government Agency Obligations, 2.000%-4.000%, Market Value plus accrued interest $1,215,026, due 02/01/36-03/01/52)	$1,191,202	0.3
1,191,202 (7)	Citigroup, Inc., Repurchase Agreement dated 03/31/22, 0.31%, due 04/01/22 (Repurchase Amount $1,191,212, collateralized by various U.S. Government Agency Obligations, 2.000%-10.000%, Market Value plus accrued interest $1,215,026, due 06/15/22-01/20/52)	1,191,202	0.3
1,191,202 (7)	Daiwa Capital Markets, Repurchase Agreement dated 03/31/22, 0.30%, due 04/01/22 (Repurchase Amount $1,191,212, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,215,026, due 04/05/22-04/01/52)	1,191,202	0.2
297,098 (7)	JPMorgan Securities LLC, Repurchase Agreement dated 03/31/22, 0.28%, due 04/01/22 (Repurchase Amount $297,100, collateralized by various U.S. Government Securities, 1.875%-2.875%, Market Value plus accrued interest $303,040, due 08/31/24-08/15/49)	297,098	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,191,202 (7)	RBC Dominion Securities Inc., Repurchase Agreement dated 03/31/22, 0.30%, due 04/01/22 (Repurchase Amount $1,191,212, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $1,215,026, due 04/26/22-03/20/52)	$1,191,202	0.2
	Total Repurchase Agreements (Cost $5,061,906)	5,061,906	1.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 6.2%
29,392,000 (8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.230%	29,392,000	6.2
56,000 (7)(8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.250%	56,000	0.0
	Total Mutual Funds (Cost $29,448,000)	29,448,000	6.2
	Total Short-Term Investments (Cost $68,103,388)	68,104,110	14.4
	Total Investments in Securities (Cost $512,278,351)	$501,066,844	106.0
	Liabilities in Excess of Other Assets	(28,536,333)	(6.0)
	Net Assets	$472,530,511	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
Variable rate security. Rate shown is the rate in effect as of March 31, 2022.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2022 (continued)

(4)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(5)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(7)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of March 31, 2022.

Reference Rate Abbreviations:
SOFR30A
30-day Secured Overnight Financing Rate

TSFR3M
3-month CME Term Secured Overnight Financing Rate

US0001M
1-month LIBOR

US0003M
3-month LIBOR

US0012M
12-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2022
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$200,189,075	$—	$200,189,075
Collateralized Mortgage Obligations	—	31,478,271	—	31,478,271
Asset-Backed Securities	—	81,694,483	—	81,694,483
Commercial Mortgage-Backed Securities	—	54,366,269	145,000	54,511,269
U.S. Government Agency Obligations	—	435,713	—	435,713
U.S. Treasury Obligations	—	64,653,923	—	64,653,923
Short-Term Investments	29,448,000	38,656,110	—	68,104,110
Total Investments, at fair value	$29,448,000	$471,473,844	$145,000	$501,066,844
Other Financial Instruments+
Futures	684,269	—	—	684,269
Total Assets	$30,132,269	$471,473,844	$145,000	$501,751,113
Liabilities Table
Other Financial Instruments+
Futures	$(1,849,218)	$—	$—	$(1,849,218)
Total Liabilities	$(1,849,218)	$—	$—	$(1,849,218)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2022, the following futures contracts were outstanding for Voya Short Term Bond Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	756	06/30/22	$160,212,938	$(1,849,218)
			$160,212,938	$(1,849,218)
Short Contracts:
U.S. Treasury 10-Year Note	(19)	06/21/22	(2,334,625)	28,094
U.S. Treasury 5-Year Note	(239)	06/30/22	(27,410,312)	656,175
			$(29,744,937)	$684,269
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2022 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$684,269
Total Asset Derivatives		$684,269
Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$1,849,218
Total Liability Derivatives		$1,849,218

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(1,458,613)
Total	$(1,458,613)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(1,255,918)
Total	$(1,255,918)
At March 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $511,203,066.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$871,574
Gross Unrealized Depreciation	(12,172,743)
Net Unrealized Depreciation	$(11,301,169)
See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 18.2%
	Basic Materials: 1.4%
1,250,000 (1)(2)	Alpek SAB de CV, 4.250%, 09/18/2029	$1,237,631	0.1
200,000 (2)	ASP Unifrax Holdings, Inc., 5.250%, 09/30/2028	186,046	0.0
575,000 (1)(2)	ASP Unifrax Holdings, Inc., 7.500%, 09/30/2029	512,458	0.0
1,350,000	Celulosa Arauco y Constitucion SA, 3.875%, 11/02/2027	1,369,447	0.1
1,500,000 (2)	Celulosa Arauco y Constitucion SA, 4.250%, 04/30/2029	1,495,665	0.1
525,000 (1)(2)	Cleveland-Cliffs, Inc., 4.625%, 03/01/2029	518,878	0.0
410,000 (1)(2)	Cleveland-Cliffs, Inc., 4.875%, 03/01/2031	406,265	0.0
625,000 (1)(2)	Coeur Mining, Inc., 5.125%, 02/15/2029	543,813	0.0
450,000 (2)	Compass Minerals International, Inc., 6.750%, 12/01/2027	456,224	0.0
600,000 (1)(2)	Consolidated Energy Finance S.A., 5.625%, 10/15/2028	556,185	0.0
625,000 (1)(2)	Constellium SE, 5.625%, 06/15/2028	628,409	0.0
610,000 (1)(2)	Diamond BC BV, 4.625%, 10/01/2029	548,640	0.0
3,016,000 (1)	Dow Chemical Co/The, 3.600%, 11/15/2050	2,816,685	0.1
1,000,000 (2)	Equate Petrochemical BV, 2.625%, 04/28/2028	928,750	0.1
1,250,000 (2)	Evraz PLC, 5.250%, 04/02/2024	700,625	0.0
600,000 (2)	First Quantum Minerals Ltd., 6.875%, 10/15/2027	629,130	0.0
1,800,000 (2)	GC Treasury Center Co. Ltd., 4.400%, 03/30/2032	1,826,946	0.1
750,000 (2)	Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024	766,073	0.0
1,200,000 (1)(2)	Hudbay Minerals, Inc., 4.500%, 04/01/2026	1,168,194	0.1
560,000 (2)	Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.000%, 07/01/2028	567,700	0.0
800,000 (2)	INEOS Quattro Finance 2 Plc, 3.375%, 01/15/2026	745,840	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials (continued)
2,000,000 (2)	Inversiones CMPC SA, 3.850%, 01/13/2030	$1,947,020	0.1
400,000 (1)	Inversiones CMPC SA, 4.375%, 04/04/2027	419,190	0.0
925,000 (2)(3)	Iris Holdings, Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750)%, 02/15/2026	926,161	0.1
850,000 (1)(2)	LSF11 A5 Holdco LLC, 6.625%, 10/15/2029	791,839	0.1
750,000 (1)(2)	Novelis Corp., 3.875%, 08/15/2031	687,221	0.0
200,000 (2)	Novelis Corp., 4.750%, 01/30/2030	194,546	0.0
675,000 (2)	Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030	666,380	0.0
325,000 (2)	OCP SA, 3.750%, 06/23/2031	295,711	0.0
650,000 (1)	Olin Corp., 5.000%, 02/01/2030	644,868	0.0
475,000	Olin Corp., 5.125%, 09/15/2027	474,093	0.0
725,000 (1)(2)	PMHC II, Inc., 9.000%, 02/15/2030	638,935	0.0
400,000	Sasol Financing USA LLC, 5.500%, 03/18/2031	374,220	0.0
925,000 (2)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	875,235	0.1
2,500,000 (2)	Severstal OAO Via Steel Capital SA, 3.150%, 09/16/2024	237,500	0.0
2,425,000 (2)	Sibur Securities DAC, 2.950%, 07/08/2025	606,250	0.0
350,000	Southern Copper Corp., 5.875%, 04/23/2045	428,531	0.0
1,350,000	Suzano Austria GmbH, 5.000%, 01/15/2030	1,378,229	0.1
200,000	Suzano Austria GmbH, 6.000%, 01/15/2029	216,266	0.0
700,000 (2)	Taseko Mines Ltd., 7.000%, 02/15/2026	721,788	0.0
675,000 (1)(2)	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.125%, 04/01/2029	624,132	0.0
825,000 (1)(2)	Tronox, Inc., 4.625%, 03/15/2029	773,400	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials (continued)
2,600,000	Vale Overseas Ltd., 3.750%, 07/08/2030	$2,512,718	0.1
375,000 (1)(2)	Venator Finance Sarl / Venator Materials LLC, 5.750%, 07/15/2025	301,914	0.0
		35,345,751	1.4
	Communications: 2.1%
700,000 (2)	Acuris Finance US, Inc. / Acuris Finance SARL, 5.000%, 05/01/2028	644,623	0.0
600,000 (1)	Alibaba Group Holding Ltd., 2.125%, 02/09/2031	522,505	0.0
600,000	Alibaba Group Holding Ltd., 2.700%, 02/09/2041	458,110	0.0
1,000,000 (1)(2)	Altice France Holding SA, 6.000%, 02/15/2028	864,485	0.1
1,000,000 (2)	Altice France SA/France, 5.500%, 10/15/2029	898,640	0.1
575,000 (2)	Altice France SA/France, 8.125%, 02/01/2027	593,509	0.0
800,000 (1)	AMC Networks, Inc., 4.250%, 02/15/2029	747,600	0.0
875,000 (1)(2)	Audacy Capital Corp., 6.500%, 05/01/2027	822,701	0.0
900,000 (2)	Beasley Mezzanine Holdings LLC, 8.625%, 02/01/2026	856,026	0.1
825,000 (2)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.250%, 01/15/2034	717,750	0.0
1,125,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/2032	1,030,612	0.1
600,000 (2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	594,846	0.0
975,000 (2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	977,730	0.1
550,000 (1)(2)	Clear Channel Outdoor Holdings, Inc., 7.500%, 06/01/2029	549,466	0.0
475,000 (1)(2)	Clear Channel Outdoor Holdings, Inc., 7.750%, 04/15/2028	478,023	0.0
3,016,000 (2)	Comcast Corp., 2.937%, 11/01/2056	2,503,459	0.1
325,000 (1)(2)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	308,194	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
200,000 (2)	CommScope Technologies LLC, 5.000%, 03/15/2027	$174,132	0.0
375,000 (1)(2)	CommScope, Inc., 4.750%, 09/01/2029	345,892	0.0
750,000 (1)(2)	CommScope, Inc., 7.125%, 07/01/2028	678,375	0.0
1,125,000 (2)	Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026	1,146,032	0.1
800,000 (1)(2)	CSC Holdings LLC, 4.625%, 12/01/2030	670,136	0.0
325,000 (1)	CSC Holdings LLC, 5.250%, 06/01/2024	325,975	0.0
1,600,000 (2)	CSC Holdings LLC, 5.750%, 01/15/2030	1,426,760	0.1
400,000 (1)(2)	CSC Holdings LLC, 7.500%, 04/01/2028	393,744	0.0
1,325,000 (2)	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.875%, 08/15/2027	1,305,224	0.1
950,000	DISH DBS Corp., 5.125%, 06/01/2029	810,255	0.0
275,000 (2)	DISH DBS Corp., 5.250%, 12/01/2026	262,453	0.0
425,000 (2)	DISH DBS Corp., 5.750%, 12/01/2028	402,953	0.0
525,000 (1)	DISH DBS Corp., 7.375%, 07/01/2028	498,028	0.0
700,000	Embarq Corp., 7.995%, 06/01/2036	675,612	0.0
150,000 (2)	Frontier Communications Holdings LLC, 5.000%, 05/01/2028	144,184	0.0
225,000 (1)(2)	Frontier Communications Holdings LLC, 6.000%, 01/15/2030	208,425	0.0
495,000 (1)(2)	Frontier Communications Holdings LLC, 6.750%, 05/01/2029	475,883	0.0
775,000 (2)	GCI LLC, 4.750%, 10/15/2028	758,074	0.0
900,000 (1)(2)	Gray Escrow II, Inc., 5.375%, 11/15/2031	861,750	0.1
900,000 (1)	Hughes Satellite Systems Corp., 6.625%, 08/01/2026	934,542	0.1
275,000 (2)	iHeartCommunications, Inc., 5.250%, 08/15/2027	272,393	0.0
875,000 (1)	iHeartCommunications, Inc., 8.375%, 05/01/2027	905,800	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
600,000 (2)	ION Trading Technologies Sarl, 5.750%, 05/15/2028	$580,074	0.0
450,000 (1)(2)	LCPR Senior Secured Financing DAC, 5.125%, 07/15/2029	430,515	0.0
720,000 (2)	LCPR Senior Secured Financing DAC, 6.750%, 10/15/2027	740,621	0.0
270,000	Lumen Technologies, Inc., 5.625%, 04/01/2025	272,400	0.0
655,000 (2)	McGraw-Hill Education, Inc., 8.000%, 08/01/2029	620,387	0.0
215,000 (2)	Millennium Escrow Corp., 6.625%, 08/01/2026	204,480	0.0
700,000	Netflix, Inc., 5.875%, 11/15/2028	773,360	0.0
800,000 (2)(4)	Network i2i Ltd., 3.975%, 12/31/2199	743,244	0.0
1,000,000 (2)	Ooredoo International Finance Ltd., 2.625%, 04/08/2031	940,267	0.1
475,000 (4)	Paramount Global, 6.250%, 02/28/2057	479,762	0.0
3,650,000 (4)	Paramount Global, 6.375%, 03/30/2062	3,689,037	0.2
875,000 (1)(2)	Radiate Holdco LLC / Radiate Finance, Inc., 6.500%, 09/15/2028	829,063	0.1
125,000 (1)(2)	Scripps Escrow II, Inc., 3.875%, 01/15/2029	116,317	0.0
250,000 (1)(2)	Scripps Escrow II, Inc., 5.375%, 01/15/2031	239,720	0.0
825,000 (1)(2)	Scripps Escrow, Inc., 5.875%, 07/15/2027	826,815	0.1
325,000 (1)(2)	Sinclair Television Group, Inc., 4.125%, 12/01/2030	290,388	0.0
460,000 (1)(2)	Sinclair Television Group, Inc., 5.500%, 03/01/2030	398,995	0.0
600,000 (2)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	599,586	0.0
625,000 (2)	Spanish Broadcasting System, Inc., 9.750%, 03/01/2026	628,888	0.0
1,350,000	Sprint Corp., 7.125%, 06/15/2024	1,449,630	0.1
375,000	Sprint Corp., 7.625%, 03/01/2026	423,679	0.0
650,000 (2)	Stagwell Global LLC, 5.625%, 08/15/2029	614,055	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
175,000	Telecom Italia Capital SA, 6.000%, 09/30/2034	$164,836	0.0
775,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	742,063	0.0
300,000 (1)(2)	Tencent Holdings Ltd., 2.880%, 04/22/2031	274,321	0.0
300,000 (2)	Tencent Holdings Ltd., 3.680%, 04/22/2041	265,821	0.0
2,000,000	Tencent Holdings Ltd., 3.975%, 04/11/2029	1,996,890	0.1
275,000 (2)	Univision Communications, Inc., 4.500%, 05/01/2029	262,130	0.0
1,225,000 (2)	Univision Communications, Inc., 6.625%, 06/01/2027	1,284,615	0.1
500,000 (2)	Urban One, Inc., 7.375%, 02/01/2028	502,643	0.0
600,000 (1)(2)	ViaSat, Inc., 5.625%, 09/15/2025	587,001	0.0
140,000 (2)	ViaSat, Inc., 5.625%, 04/15/2027	138,154	0.0
325,000 (2)	ViaSat, Inc., 6.500%, 07/15/2028	312,411	0.0
625,000 (1)(2)	Viavi Solutions, Inc., 3.750%, 10/01/2029	587,320	0.0
1,100,000 (1)(2)	Virgin Media Vendor Financing Notes IV DAC, 5.000%, 07/15/2028	1,058,096	0.1
700,000 (2)	Vmed O2 UK Financing I PLC, 4.750%, 07/15/2031	660,797	0.0
200,000 (2)	VTR Comunicaciones SpA, 5.125%, 01/15/2028	190,897	0.0
		52,164,179	2.1
	Consumer, Cyclical: 3.1%
575,000 (2)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	519,449	0.0
875,000 (1)(2)	Academy Ltd., 6.000%, 11/15/2027	896,875	0.1
710,000 (2)	Adams Homes, Inc., 7.500%, 02/15/2025	710,678	0.0
900,000 (1)(2)	Adient Global Holdings Ltd., 4.875%, 08/15/2026	858,109	0.1
975,000 (2)	Affinity Gaming, 6.875%, 12/15/2027	950,094	0.1
175,000 (2)	Allison Transmission, Inc., 3.750%, 01/30/2031	159,014	0.0
800,000 (2)	Allison Transmission, Inc., 5.875%, 06/01/2029	817,288	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
747,285	American Airlines 2015-2 Class A Pass Through Trust, 4.000%, 03/22/2029	$690,470	0.0
43,549	American Airlines 2016-1 Class A Pass Through Trust, 4.100%, 07/15/2029	40,139	0.0
1,405,000 (1)(2)	American Airlines Group, Inc., 3.750%, 03/01/2025	1,283,418	0.1
1,200,000 (2)	American Airlines, Inc./ AAdvantage Loyalty IP Ltd., 5.750%, 04/20/2029	1,197,150	0.1
725,000 (2)	Arko Corp., 5.125%, 11/15/2029	661,088	0.0
400,000 (1)	Asbury Automotive Group, Inc., 4.500%, 03/01/2028	385,080	0.0
170,000 (1)(2)	Asbury Automotive Group, Inc., 4.625%, 11/15/2029	158,522	0.0
290,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	274,064	0.0
1,025,000	Bath & Body Works, Inc., 6.750%, 07/01/2036	1,045,956	0.1
150,000 (2)(3)	BCPE Ulysses Intermediate, Inc., 7.750% (PIK Rate 8.500%, Cash Rate 7.750)%, 04/01/2027	136,299	0.0
925,000 (1)(2)	Caesars Entertainment, Inc., 4.625%, 10/15/2029	866,031	0.1
650,000 (2)	Caesars Entertainment, Inc., 6.250%, 07/01/2025	671,918	0.0
325,000 (1)(2)	Carnival Corp., 6.000%, 05/01/2029	306,693	0.0
1,000,000 (2)	Carnival Corp., 7.625%, 03/01/2026	1,007,700	0.1
325,000 (2)	Carnival Corp., 9.875%, 08/01/2027	359,765	0.0
650,000 (2)	CCM Merger, Inc., 6.375%, 05/01/2026	657,290	0.0
600,000 (1)(2)	Century Communities, Inc., 3.875%, 08/15/2029	539,187	0.0
600,000 (2)	Cinemark USA, Inc., 8.750%, 05/01/2025	628,497	0.0
2,475,000 (2)	CK Hutchison International 21 Ltd., 2.500%, 04/15/2031	2,284,782	0.1
575,000 (2)	CROCS INC COMPANY GUAR 144A 08/31 4.125, 4.125%, 08/15/2031	486,919	0.0
200,000 (1)	Delta Air Lines, Inc., 7.375%, 01/15/2026	217,420	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
674,782 (2)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	$681,127	0.0
2,500,000 (2)	Falabella SA, 3.375%, 01/15/2032	2,336,387	0.1
600,000	Falabella SA, 3.750%, 10/30/2027	603,438	0.0
975,000 (1)(2)	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 6.750%, 01/15/2030	898,204	0.1
525,000 (1)(2)	Foot Locker, Inc., 4.000%, 10/01/2029	460,404	0.0
800,000	Ford Motor Credit Co. LLC, 2.700%, 08/10/2026	745,008	0.0
300,000	Ford Motor Credit Co. LLC, 3.625%, 06/17/2031	271,503	0.0
550,000 (1)	Ford Motor Credit Co. LLC, 4.125%, 08/17/2027	538,279	0.0
675,000	Ford Motor Credit Co. LLC, 4.542%, 08/01/2026	675,135	0.0
600,000	Ford Motor Credit Co. LLC, 5.113%, 05/03/2029	604,620	0.0
800,000	Ford Motor Credit Co. LLC, 5.584%, 03/18/2024	823,688	0.1
700,000 (1)(2)	Foundation Building Materials, Inc., 6.000%, 03/01/2029	631,358	0.0
700,000 (1)(2)	Gap, Inc./The, 3.875%, 10/01/2031	611,135	0.0
300,000 (2)	Genm Capital Labuan Ltd., 3.882%, 04/19/2031	261,811	0.0
495,000 (2)	Golden Entertainment, Inc., 7.625%, 04/15/2026	516,050	0.0
2,920,000	Home Depot, Inc./The, 3.625%, 04/15/2052	2,903,247	0.1
3,000,000 (2)	InRetail Consumer, 3.250%, 03/22/2028	2,818,665	0.1
725,000 (2)	Installed Building Products, Inc., 5.750%, 02/01/2028	708,180	0.0
725,000 (2)	Interface, Inc., 5.500%, 12/01/2028	705,436	0.0
615,000 (1)(2)	LBM Acquisition LLC, 6.250%, 01/15/2029	576,812	0.0
850,000 (2)	LCM Investments Holdings II LLC, 4.875%, 05/01/2029	803,862	0.0
600,000 (2)	LGI Homes, Inc, 4.000%, 07/15/2029	527,427	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
210,000 (2)	Lindblad Expeditions LLC, 6.750%, 02/15/2027	$210,790	0.0
850,000 (1)(2)	Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029	820,275	0.1
2,183,000	Lowe’s Cos, Inc., 4.450%, 04/01/2062	2,275,389	0.1
200,000 (1)	M/I Homes, Inc., 3.950%, 02/15/2030	176,354	0.0
550,000 (1)	M/I Homes, Inc., 4.950%, 02/01/2028	519,489	0.0
305,000	Macy’s Retail Holdings LLC, 4.500%, 12/15/2034	260,616	0.0
135,000 (1)(2)	Macy’s Retail Holdings LLC, 5.875%, 03/15/2030	133,335	0.0
475,000 (2)	Macy’s Retail Holdings LLC, 6.125%, 03/15/2032	469,694	0.0
4,447,000 (2)	Magallanes, Inc., 5.141%, 03/15/2052	4,560,268	0.2
400,000	Mattel, Inc., 5.450%, 11/01/2041	426,656	0.0
600,000 (1)(2)	Melco Resorts Finance Ltd., 5.375%, 12/04/2029	511,500	0.0
525,000	Meritage Homes Corp., 5.125%, 06/06/2027	531,300	0.0
975,000 (2)	Meritor, Inc., 4.500%, 12/15/2028	979,290	0.1
130,000 (1)	MGM Resorts International, 5.500%, 04/15/2027	131,524	0.0
300,000	MGM Resorts International, 6.000%, 03/15/2023	307,159	0.0
625,000 (2)	Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp., 4.875%, 05/01/2029	577,431	0.0
150,000 (1)(2)	Murphy Oil USA, Inc., 3.750%, 02/15/2031	137,188	0.0
450,000	Murphy Oil USA, Inc., 4.750%, 09/15/2029	447,157	0.0
165,000	Murphy Oil USA, Inc., 5.625%, 05/01/2027	167,951	0.0
620,000 (1)(2)	NCL Corp. Ltd., 7.750%, 02/15/2029	626,587	0.0
500,000 (2)	NCL Finance Ltd., 6.125%, 03/15/2028	464,687	0.0
500,000 (1)(2)	Penn National Gaming, Inc., 4.125%, 07/01/2029	448,150	0.0
450,000 (1)(2)	Penn National Gaming, Inc., 5.625%, 01/15/2027	446,789	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
1,250,000 (2)	PetSmart, Inc. / PetSmart Finance Corp., 7.750%, 02/15/2029	$1,292,150	0.1
568,000 (2)	Picasso Finance Sub, Inc., 6.125%, 06/15/2025	578,215	0.0
975,000 (2)	Real Hero Merger Sub 2, Inc., 6.250%, 02/01/2029	890,282	0.1
1,550,000 (1)(2)	Royal Caribbean Cruises Ltd., 5.375%, 07/15/2027	1,491,495	0.1
145,000 (2)	Royal Caribbean Cruises Ltd., 9.125%, 06/15/2023	151,150	0.0
850,000 (1)(2)	Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.625%, 03/01/2030	838,950	0.1
500,000 (2)	Scientific Games International, Inc., 7.000%, 05/15/2028	519,125	0.0
300,000 (2)	Scientific Games International, Inc., 8.250%, 03/15/2026	312,375	0.0
325,000 (2)	Scientific Games International, Inc., 8.625%, 07/01/2025	342,225	0.0
625,000 (2)	Shea Homes L.P. / Shea Homes Funding Corp., 4.750%, 04/01/2029	585,625	0.0
875,000 (2)	Sizzling Platter LLC / Sizzling Platter Finance Corp., 8.500%, 11/28/2025	810,574	0.1
800,000 (2)	Sonic Automotive, Inc., 4.625%, 11/15/2029	721,004	0.0
1,025,000 (2)	Specialty Building Products Holdings LLC / SBP Finance Corp., 6.375%, 09/30/2026	1,043,809	0.1
375,000 (2)	SRS Distribution, Inc., 6.000%, 12/01/2029	347,616	0.0
625,000 (1)(2)	SRS Distribution, Inc., 6.125%, 07/01/2029	577,322	0.0
1,275,000 (1)(2)	Staples, Inc., 10.750%, 04/15/2027	1,136,070	0.1
975,000 (2)	Station Casinos LLC, 4.500%, 02/15/2028	926,455	0.1
700,000 (2)	STL Holding Co. LLC, 7.500%, 02/15/2026	707,000	0.0
675,000 (2)	Taylor Morrison Communities, Inc., 5.125%, 08/01/2030	660,801	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
675,000 (2)	Tempur Sealy International, Inc., 3.875%, 10/15/2031	$579,812	0.0
650,000 (1)	United Airlines Holdings, Inc., 4.875%, 01/15/2025	648,131	0.0
250,000 (1)(2)	United Airlines, Inc., 4.375%, 04/15/2026	246,250	0.0
650,000 (2)	United Airlines, Inc., 4.625%, 04/15/2029	618,946	0.0
850,000 (2)	Univar Solutions USA, Inc./Washington, 5.125%, 12/01/2027	850,808	0.1
1,025,000 (2)	Victoria’s Secret & Co., 4.625%, 07/15/2029	924,422	0.1
1,075,000 (1)(2)	Viking Cruises Ltd., 5.875%, 09/15/2027	981,916	0.1
255,000 (2)	Viking Cruises Ltd., 13.000%, 05/15/2025	283,819	0.0
750,000 (1)(2)	Wheel Pros, Inc., 6.500%, 05/15/2029	658,635	0.0
600,000 (1)(2)	White Cap Buyer LLC, 6.875%, 10/15/2028	569,277	0.0
300,000 (1)(2)(3)	White Cap Parent LLC, 8.250% (PIK Rate 9.000%, Cash Rate 8.250)%, 03/15/2026	295,106	0.0
550,000 (2)	William Carter Co/The, 5.625%, 03/15/2027	558,811	0.0
275,000 (1)(2)	Williams Scotsman International, Inc., 4.625%, 08/15/2028	268,439	0.0
750,000 (1)(2)	Wolverine World Wide, Inc., 4.000%, 08/15/2029	666,975	0.0
100,000 (1)(2)	Wyndham Hotels & Resorts, Inc., 4.375%, 08/15/2028	96,366	0.0
		76,321,206	3.1
	Consumer, Non-cyclical: 2.0%
750,000 (2)	Acadia Healthcare Co., Inc., 5.500%, 07/01/2028	754,687	0.0
700,000 (1)(2)	ACCO Brands Corp., 4.250%, 03/15/2029	647,675	0.0
875,000 (2)	Adani Ports & Special Economic Zone Ltd., 4.375%, 07/03/2029	841,871	0.1
805,000 (1)(2)	ADT Security Corp./The, 4.125%, 08/01/2029	748,690	0.0
525,000 (2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	474,442	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
275,000 (2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.875%, 02/15/2030	$268,297	0.0
675,000 (1)(2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	673,954	0.0
300,000 (1)(2)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.000%, 06/01/2029	265,050	0.0
400,000 (2)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	405,280	0.0
1,000,000 (1)(2)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	1,034,800	0.1
825,000 (2)	Alta Equipment Group, Inc., 5.625%, 04/15/2026	785,470	0.0
600,000 (2)	AMN Healthcare, Inc., 4.625%, 10/01/2027	584,523	0.0
450,000 (2)	APi Escrow Corp., 4.750%, 10/15/2029	418,788	0.0
300,000 (2)	APi Group DE, Inc., 4.125%, 07/15/2029	277,035	0.0
1,100,000 (1)(2)	Bausch Health Americas, Inc., 8.500%, 01/31/2027	1,098,130	0.1
225,000 (2)	Bausch Health Cos, Inc., 4.875%, 06/01/2028	215,742	0.0
825,000 (2)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	649,395	0.0
450,000 (2)	Bausch Health Cos, Inc., 7.000%, 01/15/2028	403,594	0.0
675,000 (1)(2)	BellRing Brands, Inc., 7.000%, 03/15/2030	690,187	0.0
350,000 (2)	Catalent Pharma Solutions, Inc., 5.000%, 07/15/2027	354,525	0.0
225,000	Centene Corp., 2.625%, 08/01/2031	200,614	0.0
975,000	Centene Corp., 4.625%, 12/15/2029	984,594	0.1
800,000 (2)	Cheplapharm Arzneimittel GmbH, 5.500%, 01/15/2028	775,556	0.0
225,000 (2)	Chobani LLC / Chobani Finance Corp., Inc., 4.625%, 11/15/2028	207,982	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
750,000 (1)(2)	Chobani LLC / Chobani Finance Corp., Inc., 7.500%, 04/15/2025	$726,345	0.0
325,000 (2)	CHS/Community Health Systems, Inc., 4.750%, 02/15/2031	307,577	0.0
200,000 (2)	CHS/Community Health Systems, Inc., 5.250%, 05/15/2030	192,250	0.0
500,000 (2)	CHS/Community Health Systems, Inc., 5.625%, 03/15/2027	509,855	0.0
1,075,000 (1)(2)	CHS/Community Health Systems, Inc., 6.875%, 04/15/2029	1,057,671	0.1
3,016,000	Cigna Corp., 3.400%, 03/15/2051	2,728,163	0.1
835,000 (2)	CoreLogic, Inc., 4.500%, 05/01/2028	788,996	0.0
710,000 (2)	CPI Acquisition, Inc., 8.625%, 03/15/2026	691,867	0.0
275,000 (2)	DaVita, Inc., 3.750%, 02/15/2031	240,962	0.0
525,000 (2)	DaVita, Inc., 4.625%, 06/01/2030	490,980	0.0
1,325,000 (2)	DP World Crescent Ltd., 3.750%, 01/30/2030	1,326,015	0.1
1,050,000	DP World Crescent Ltd., 3.875%, 07/18/2029	1,056,878	0.1
329,000 (2)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.000%, 06/30/2028	187,119	0.0
140,000 (1)(2)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 9.500%, 07/31/2027	122,990	0.0
575,000 (2)	Graham Holdings Co., 5.750%, 06/01/2026	591,635	0.0
1,250,000	HCA, Inc., 5.375%, 02/01/2025	1,302,181	0.1
275,000	HCA, Inc., 5.625%, 09/01/2028	297,752	0.0
1,225,000 (2)	Hutama Karya Persero PT, 3.750%, 05/11/2030	1,233,549	0.1
400,000 (1)(2)	Jazz Securities DAC, 4.375%, 01/15/2029	388,038	0.0
599,000 (2)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	636,836	0.0
545,000 (2)	Legacy LifePoint Health LLC, 4.375%, 02/15/2027	527,669	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
275,000 (1)(2)	LifePoint Health, Inc., 5.375%, 01/15/2029	$260,394	0.0
555,000 (2)	Mozart Debt Merger Sub, Inc., 3.875%, 04/01/2029	514,083	0.0
600,000 (1)(2)	Mozart Debt Merger Sub, Inc., 5.250%, 10/01/2029	558,570	0.0
555,000 (1)(2)	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028	502,158	0.0
1,500,000 (1)(2)	Natura Cosmeticos SA, 4.125%, 05/03/2028	1,447,162	0.1
850,000 (2)	NESCO Holdings II, Inc., 5.500%, 04/15/2029	836,179	0.1
400,000	New Albertsons L.P., 7.450%, 08/01/2029	428,392	0.0
425,000 (1)(2)	Nielsen Finance LLC / Nielsen Finance Co., 4.750%, 07/15/2031	425,410	0.0
550,000 (2)	Nielsen Finance LLC / Nielsen Finance Co., 5.875%, 10/01/2030	551,950	0.0
600,000 (1)(2)	Organon & Co. / Organon Foreign Debt Co-Issuer BV, 5.125%, 04/30/2031	579,810	0.0
350,000 (2)	Owens & Minor, Inc., 6.625%, 04/01/2030	360,654	0.0
480,000 (2)	Par Pharmaceutical, Inc., 7.500%, 04/01/2027	448,714	0.0
630,000 (2)	PECF USS Intermediate Holding III Corp., 8.000%, 11/15/2029	609,178	0.0
425,000 (2)	Post Holdings, Inc., 4.625%, 04/15/2030	383,393	0.0
1,000,000 (1)(2)	Post Holdings, Inc., 5.625%, 01/15/2028	983,190	0.1
875,000 (2)	Primo Water Holdings, Inc., 4.375%, 04/30/2029	793,096	0.1
1,809,000 (2)	S&P Global, Inc., 3.700%, 03/01/2052	1,839,744	0.1
895,000 (1)(2)	Select Medical Corp., 6.250%, 08/15/2026	927,551	0.1
925,000 (2)	Simmons Foods, Inc./ Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, 03/01/2029	868,390	0.1
355,000 (1)(2)	Spectrum Brands, Inc., 3.875%, 03/15/2031	313,802	0.0
375,000 (2)	Spectrum Brands, Inc., 5.500%, 07/15/2030	360,664	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
350,000 (2)	Tenet Healthcare Corp., 4.250%, 06/01/2029	$336,021	0.0
1,150,000 (2)	Tenet Healthcare Corp., 6.125%, 10/01/2028	1,169,958	0.1
900,000	Tenet Healthcare Corp., 6.750%, 06/15/2023	938,448	0.1
875,000 (1)	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 05/09/2029	842,275	0.1
820,000 (2)	Triton Water Holdings, Inc., 6.250%, 04/01/2029	700,821	0.0
675,000 (1)(2)	United Natural Foods, Inc., 6.750%, 10/15/2028	692,672	0.0
200,000 (1)	United Rentals North America, Inc., 3.750%, 01/15/2032	186,851	0.0
425,000	United Rentals North America, Inc., 4.875%, 01/15/2028	432,183	0.0
125,000	United Rentals North America, Inc., 5.250%, 01/15/2030	129,135	0.0
525,000 (2)	Vizient, Inc., 6.250%, 05/15/2027	541,367	0.0
		49,128,424	2.0
	Energy: 4.0%
950,000 (2)	Aethon United BR L.P. / Aethon United Finance Corp., 8.250%, 02/15/2026	987,444	0.1
350,000 (2)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.375%, 06/15/2029	350,255	0.0
525,000 (2)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.750%, 03/01/2027	535,510	0.0
550,000 (1)(2)	Antero Resources Corp., 5.375%, 03/01/2030	562,518	0.0
175,000 (2)	Antero Resources Corp., 7.625%, 02/01/2029	189,501	0.0
450,000	Apache Corp., 5.100%, 09/01/2040	454,268	0.0
850,000 (2)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	839,375	0.0
250,000 (2)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	253,102	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
800,000 (2)	Atlantica Sustainable Infrastructure PLC, 4.125%, 06/15/2028	$772,544	0.0
422,000 (2)	Baytex Energy Corp., 5.625%, 06/01/2024	422,768	0.0
675,000 (1)(2)	Baytex Energy Corp., 8.750%, 04/01/2027	724,818	0.0
650,000 (2)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.625%, 07/15/2026	661,030	0.0
250,000 (2)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.625%, 12/15/2025	261,876	0.0
700,000	Callon Petroleum Co., 6.125%, 10/01/2024	697,476	0.0
650,000	Callon Petroleum Co., 6.375%, 07/01/2026	647,137	0.0
975,000 (2)	Canacol Energy Ltd., 5.750%, 11/24/2028	918,435	0.1
825,000	Cenovus Energy, Inc., 5.250%, 06/15/2037	896,169	0.0
900,000 (2)	Chesapeake Energy Corp., 6.750%, 04/15/2029	954,549	0.1
325,000 (2)	CNX Midstream Partners L.P., 4.750%, 04/15/2030	304,720	0.0
538,000 (2)	Colgate Energy Partners III LLC, 5.875%, 07/01/2029	555,603	0.0
1,050,000 (2)	Crescent Energy Finance LLC, 7.250%, 05/01/2026	1,056,594	0.1
1,050,000 (2)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.000%, 02/01/2029	1,048,247	0.1
425,000	DCP Midstream Operating L.P., 5.125%, 05/15/2029	437,960	0.0
250,000	DCP Midstream Operating L.P., 5.375%, 07/15/2025	258,128	0.0
100,000	DCP Midstream Operating L.P., 5.600%, 04/01/2044	105,288	0.0
650,000	DCP Midstream Operating L.P., 5.625%, 07/15/2027	682,770	0.0
600,000	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	601,050	0.0
525,000 (2)	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 7.125%, 06/01/2028	515,592	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
162,000	Devon Energy Corp., 4.500%, 01/15/2030	$167,328	0.0
275,000 (2)	DT Midstream, Inc., 4.125%, 06/15/2029	264,080	0.0
575,000 (2)	DT Midstream, Inc., 4.375%, 06/15/2031	551,546	0.0
1,800,000	Ecopetrol SA, 5.375%, 06/26/2026	1,823,751	0.1
2,500,000 (1)	Ecopetrol SA, 6.875%, 04/29/2030	2,627,725	0.1
1,450,000 (2)	EIG Pearl Holdings Sarl, 3.545%, 08/31/2036	1,385,537	0.1
500,000	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	498,810	0.0
1,200,000	Empresa Nacional del Petroleo, 5.250%, 11/06/2029	1,254,300	0.1
340,000 (2)	Empresa Nacional del Petroleo, 5.250%, 11/06/2029	355,385	0.0
825,000 (2)	Encino Acquisition Partners Holdings LLC, 8.500%, 05/01/2028	850,488	0.0
5,725,000 (4)	Energy Transfer L.P., 7.125%, 12/31/2199	5,596,188	0.2
1,225,000 (1)	EnLink Midstream LLC, 5.375%, 06/01/2029	1,224,045	0.1
700,000 (2)	Enviva Partners L.P. / Enviva Partners Finance Corp., 6.500%, 01/15/2026	720,856	0.0
285,000 (1)	EQM Midstream Partners L.P., 5.500%, 07/15/2028	286,622	0.0
355,000 (2)	EQM Midstream Partners L.P., 6.000%, 07/01/2025	362,704	0.0
1,100,000	Gazprom PJSC Via Gaz Capital SA, 4.950%, 03/23/2027	451,000	0.0
750,000	Gazprom PJSC Via Gaz Capital SA, 4.950%, 02/06/2028	321,750	0.0
2,700,000 (2)	Gazprom PJSC via Gaz Finance PLC, 3.250%, 02/25/2030	1,134,000	0.1
2,300,000 (2)(4)	Gazprom PJSC via Gaz Finance PLC, 4.599%, 12/31/2199	575,000	0.0
500,000 (2)	Hess Midstream Operations L.P., 4.250%, 02/15/2030	472,650	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
425,000 (1)(2)	Hess Midstream Operations L.P., 5.125%, 06/15/2028	$425,553	0.0
400,000 (2)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 02/01/2029	401,040	0.0
475,000 (2)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 02/01/2031	477,969	0.0
725,000 (2)	Howard Midstream Energy Partners LLC, 6.750%, 01/15/2027	711,294	0.0
2,625,000	KazMunayGas National Co. JSC, 4.750%, 04/19/2027	2,552,970	0.1
2,550,000	KazMunayGas National Co. JSC, 5.375%, 04/24/2030	2,457,417	0.1
300,000 (2)	KazMunayGas National Co. JSC, 5.375%, 04/24/2030	289,108	0.0
2,250,000 (2)	Lukoil Capital DAC, 3.600%, 10/26/2031	1,201,500	0.1
1,150,000 (1)(2)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	1,056,885	0.1
550,000 (1)	Murphy Oil Corp., 5.875%, 12/01/2027	560,588	0.0
725,000	Murphy Oil Corp., 6.375%, 07/15/2028	755,243	0.0
750,000 (1)(2)	Nabors Industries Ltd., 7.500%, 01/15/2028	732,788	0.0
255,000	Nabors Industries, Inc., 5.100%, 09/15/2023	261,181	0.0
300,000 (2)	Nabors Industries, Inc., 7.375%, 05/15/2027	312,132	0.0
625,000 (2)	Oasis Petroleum, Inc., 6.375%, 06/01/2026	641,428	0.0
1,580,000 (1)	Occidental Petroleum Corp., 4.200%, 03/15/2048	1,480,128	0.1
1,005,000	Occidental Petroleum Corp., 5.500%, 12/01/2025	1,059,170	0.1
1,300,000 (1)	Occidental Petroleum Corp., 6.625%, 09/01/2030	1,493,375	0.1
575,000 (1)	Occidental Petroleum Corp., 8.500%, 07/15/2027	681,285	0.0
1,000,000 (2)	Oleoducto Central SA, 4.000%, 07/14/2027	943,730	0.1
2,100,000 (2)	Pertamina Persero PT, 2.300%, 02/09/2031	1,855,875	0.1
1,375,000 (2)	Pertamina Persero PT, 3.100%, 01/21/2030	1,305,740	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
750,000 (2)	Pertamina Persero PT, 3.100%, 08/27/2030	$710,625	0.0
4,125,000 (1)	Petrobras Global Finance BV, 5.600%, 01/03/2031	4,182,131	0.2
1,000,000 (1)	Petroleos del Peru SA, 4.750%, 06/19/2032	897,375	0.1
7,450,000 (1)	Petroleos Mexicanos, 5.950%, 01/28/2031	6,887,153	0.3
2,053,000	Petroleos Mexicanos, 6.700%, 02/16/2032	1,952,485	0.1
1,000,000 (2)	Petronas Capital Ltd., 2.480%, 01/28/2032	932,816	0.1
750,000	Petronas Capital Ltd., 2.480%, 01/28/2032	699,612	0.0
2,000,000 (1)	Petronas Capital Ltd., 3.500%, 04/21/2030	2,039,252	0.1
2,000,000 (2)	PTTEP Treasury Center Co. Ltd., 2.587%, 06/10/2027	1,918,370	0.1
975,000 (2)	Qatar Energy, 3.125%, 07/12/2041	889,537	0.0
3,250,000 (2)	Reliance Industries Ltd., 2.875%, 01/12/2032	2,985,387	0.1
1,700,000 (2)	Reliance Industries Ltd., 3.625%, 01/12/2052	1,511,818	0.1
600,000 (2)	Rockcliff Energy II LLC, 5.500%, 10/15/2029	601,548	0.0
2,200,000 (2)	SA Global Sukuk Ltd., 2.694%, 06/17/2031	2,086,933	0.1
1,150,000	Saudi Arabian Oil Co., 2.250%, 11/24/2030	1,056,901	0.1
750,000 (2)	Saudi Arabian Oil Co., 3.250%, 11/24/2050	644,804	0.0
140,000 (1)	Southwestern Energy Co., 4.750%, 02/01/2032	140,020	0.0
825,000	Southwestern Energy Co., 5.375%, 02/01/2029	836,443	0.0
175,000 (1)	Southwestern Energy Co., 5.375%, 03/15/2030	178,091	0.0
642,000 (2)	Strathcona Resources Ltd., 6.875%, 08/01/2026	647,720	0.0
625,000 (2)	SunCoke Energy, Inc., 4.875%, 06/30/2029	590,000	0.0
250,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 05/15/2029	236,175	0.0
650,000 (2)	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 04/30/2030	599,820	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
350,000 (2)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	$339,316	0.0
450,000 (2)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 7.500%, 10/01/2025	474,669	0.0
950,000 (2)	Tengizchevroil Finance Co. International Ltd., 3.250%, 08/15/2030	775,110	0.0
656,250 (2)	Transocean Poseidon Ltd., 6.875%, 02/01/2027	650,734	0.0
1,150,000 (2)	Transocean, Inc., 7.500%, 01/15/2026	1,000,500	0.1
1,025,000 (2)	Weatherford International Ltd., 8.625%, 04/30/2030	1,041,928	0.1
975,000	Western Midstream Operating L.P., 5.450%, 04/01/2044	990,483	0.1
		97,772,647	4.0
	Financial: 1.8%
1,950,000 (2)	Akbank TAS, 6.800%, 02/06/2026	1,904,633	0.1
500,000 (1)	Ally Financial, Inc., 5.750%, 11/20/2025	526,224	0.0
745,000 (2)	AmWINS Group, Inc., 4.875%, 06/30/2029	716,168	0.0
625,000 (2)	Aretec Escrow Issuer, Inc., 7.500%, 04/01/2029	601,834	0.0
900,000 (2)	AssuredPartners, Inc., 5.625%, 01/15/2029	830,092	0.1
1,550,000	Banco de Bogota SA, 6.250%, 05/12/2026	1,586,882	0.1
1,550,000 (2)	Banco Internacional del Peru SAA Interbank, 3.250%, 10/04/2026	1,533,368	0.1
1,250,000	Banco Nacional de Panama, 2.500%, 08/11/2030	1,106,456	0.1
1,500,000	Bancolombia SA, 3.000%, 01/29/2025	1,460,700	0.1
3,325,000 (2)(4)	Bangkok Bank PCL/Hong Kong, 5.000%, 12/31/2199	3,283,936	0.1
3,300,000	Bank Hapoalim, 3.255%, 01/21/2032	3,036,000	0.1
875,000 (2)	BroadStreet Partners, Inc., 5.875%, 04/15/2029	817,731	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,750,000 (2)	CIMB Bank Bhd, 2.125%, 07/20/2027	$1,658,117	0.1
2,190,000	Corebridge Financial, Inc., 4.400%, 04/05/2052	2,194,144	0.1
2,250,000 (2)	Credit Bank of Moscow Via CBOM Finance PLC, 3.875%, 09/21/2026	247,500	0.0
875,000 (2)	Cushman & Wakefield US Borrower LLC, 6.750%, 05/15/2028	915,828	0.1
1,000,000 (2)	Development Bank of Kazakhstan JSC, 2.950%, 05/06/2031	821,970	0.1
255,000 (1)(2)	Freedom Mortgage Corp., 6.625%, 01/15/2027	236,831	0.0
375,000 (1)(2)	Freedom Mortgage Corp., 7.625%, 05/01/2026	358,710	0.0
527,000 (2)	Freedom Mortgage Corp., 8.250%, 04/15/2025	526,204	0.0
1,050,000 (2)(4)	Kookmin Bank, 4.350%, 12/31/2199	1,052,615	0.1
825,000 (2)	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.750%, 06/15/2029	779,138	0.0
300,000 (2)	LPL Holdings, Inc., 4.000%, 03/15/2029	285,111	0.0
150,000 (2)	LPL Holdings, Inc., 4.375%, 05/15/2031	145,349	0.0
515,000 (2)	LPL Holdings, Inc., 4.625%, 11/15/2027	506,956	0.0
150,000 (2)	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 3.875%, 02/15/2029	147,661	0.0
215,000 (2)	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 4.625%, 06/15/2025	216,927	0.0
575,000	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/2024	592,883	0.0
400,000 (2)	Midcap Financial Issuer Trust, 5.625%, 01/15/2030	354,230	0.0
515,000 (2)	Midcap Financial Issuer Trust, 6.500%, 05/01/2028	485,084	0.0
550,000 (2)(4)	Mizrahi Tefahot Bank Ltd., 3.077%, 04/07/2031	513,629	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
675,000	MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	$687,150	0.0
2,591,000	Nasdaq, Inc., 3.950%, 03/07/2052	2,521,412	0.1
850,000 (1)(2)	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030	787,831	0.0
875,000 (1)	Navient Corp., 4.875%, 03/15/2028	805,820	0.0
475,000 (1)	Navient Corp., 5.000%, 03/15/2027	453,295	0.0
165,000	Navient Corp., 7.250%, 09/25/2023	171,617	0.0
1,100,000 (2)(4)	NBK Tier 1 Financing 2 Ltd., 4.500%, 12/31/2199	1,074,105	0.1
425,000 (1)	OneMain Finance Corp., 4.000%, 09/15/2030	375,653	0.0
1,050,000 (1)	OneMain Finance Corp., 5.375%, 11/15/2029	1,021,923	0.1
700,000 (2)	PRA Group, Inc., 5.000%, 10/01/2029	664,731	0.0
255,000 (2)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 04/15/2030	234,919	0.0
800,000 (1)(2)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.750%, 01/15/2029	755,552	0.0
700,000 (2)	RLJ Lodging Trust L.P., 4.000%, 09/15/2029	648,326	0.0
500,000 (2)(4)	Shinhan Financial Group Co. Ltd., 2.875%, 12/31/2199	457,025	0.0
290,000 (2)	Starwood Property Trust, Inc., 4.375%, 01/15/2027	281,690	0.0
300,000 (2)	Turkiye Vakiflar Bankasi TAO, 6.500%, 01/08/2026	287,889	0.0
1,000,000 (1)(2)	United Wholesale Mortgage LLC, 5.750%, 06/15/2027	930,000	0.1
325,000 (2)	Uniti Group L.P. / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030	293,163	0.0
500,000 (2)	Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029	466,830	0.0
700,000 (1)(2)	VistaJet Malta Finance PLC / XO Management Holding, Inc., 6.375%, 02/01/2030	659,540	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
725,000 (2)	XHR L.P., 4.875%, 06/01/2029	$705,164	0.0
200,000 (2)(4)	Yapi ve Kredi Bankasi AS, 7.875%, 01/22/2031	197,184	0.0
		43,923,730	1.8
	Industrial: 1.4%
1,025,000 (2)(3)	ARD Finance SA, 6.500% (PIK Rate 7.250%, Cash Rate 6.500)%, 06/30/2027	939,095	0.1
775,000 (2)	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026	746,972	0.0
200,000 (2)	Builders FirstSource, Inc., 4.250%, 02/01/2032	186,568	0.0
475,000 (2)	Builders FirstSource, Inc., 5.000%, 03/01/2030	468,112	0.0
950,000 (2)	Cargo Aircraft Management, Inc., 4.750%, 02/01/2028	929,076	0.1
1,025,000 (2)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	1,025,128	0.1
575,000 (1)(2)(4)	Cemex SAB de CV, 5.125%, 12/31/2199	565,165	0.0
1,275,000 (2)	Cemex SAB de CV, 5.200%, 09/17/2030	1,270,576	0.1
430,000 (2)	Clark Equipment Co., 5.875%, 06/01/2025	435,506	0.0
500,000 (2)	Empresa de Transporte de Pasajeros Metro SA, 3.693%, 09/13/2061	407,962	0.0
2,217,000	FedEx Corp., 4.100%, 02/01/2045	2,166,479	0.1
775,000 (2)	Fortress Transportation and Infrastructure Investors LLC, 5.500%, 05/01/2028	705,630	0.0
875,000 (1)(2)	GFL Environmental, Inc., 4.000%, 08/01/2028	805,941	0.1
425,000 (2)	GFL Environmental, Inc., 4.375%, 08/15/2029	393,378	0.0
425,000 (2)	Global Infrastructure Solutions, Inc., 5.625%, 06/01/2029	410,308	0.0
625,000 (2)	GrafTech Finance, Inc., 4.625%, 12/15/2028	582,397	0.0
775,000 (1)(2)	Graham Packaging Co., Inc., 7.125%, 08/15/2028	704,824	0.0
600,000 (2)	Granite US Holdings Corp., 11.000%, 10/01/2027	633,717	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
775,000 (2)	II-VI, Inc., 5.000%, 12/15/2029	$758,667	0.1
775,000 (2)	Imola Merger Corp., 4.750%, 05/15/2029	747,332	0.1
2,775,000 (1)(2)	Indian Railway Finance Corp. Ltd., 3.249%, 02/13/2030	2,602,443	0.1
1,750,000 (2)	Indian Railway Finance Corp. Ltd., 3.570%, 01/21/2032	1,656,777	0.1
325,000 (2)(3)	Intelligent Packaging Holdco Issuer L.P., 9.000% (PIK Rate 9.750%, Cash Rate 9.000)%, 01/15/2026	327,140	0.0
725,000 (2)	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 09/15/2028	715,937	0.0
1,550,000 (1)(2)	Klabin Austria GmbH, 5.750%, 04/03/2029	1,634,731	0.1
600,000 (2)	Koppers, Inc., 6.000%, 02/15/2025	588,729	0.0
367,000 (2)	Maxar Space Robotics LLC, 9.750%, 12/31/2023	391,279	0.0
800,000 (2)	New Enterprise Stone & Lime Co., Inc., 9.750%, 07/15/2028	807,880	0.1
1,005,000 (1)(2)	PGT Innovations, Inc., 4.375%, 10/01/2029	939,042	0.1
575,000 (1)(2)	Roller Bearing Co. of America, Inc., 4.375%, 10/15/2029	536,906	0.0
600,000 (2)	Rolls-Royce PLC, 5.750%, 10/15/2027	617,007	0.0
585,000 (1)(2)	Sensata Technologies, Inc., 3.750%, 02/15/2031	542,035	0.0
825,000 (2)	Standard Industries, Inc./NJ, 3.375%, 01/15/2031	723,117	0.0
425,000 (2)	Standard Industries, Inc./NJ, 4.375%, 07/15/2030	389,810	0.0
675,000 (2)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	697,909	0.0
1,475,000 (2)	Summit Digitel Infrastructure Pvt Ltd., 2.875%, 08/12/2031	1,273,406	0.1
475,000 (2)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	469,571	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
490,000 (2)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	$499,183	0.0
205,000 (1)(2)	TK Elevator Holdco GmbH, 7.625%, 07/15/2028	203,609	0.0
425,000	TransDigm, Inc., 4.625%, 01/15/2029	397,900	0.0
500,000	TransDigm, Inc., 5.500%, 11/15/2027	496,872	0.0
575,000	TransDigm, Inc., 6.375%, 06/15/2026	580,922	0.0
700,000 (2)	Vertiv Group Corp., 4.125%, 11/15/2028	639,660	0.0
575,000 (2)	Weekley Homes LLC / Weekley Finance Corp., 4.875%, 09/15/2028	530,984	0.0
		33,145,682	1.4
	Industrials: 0.1%
3,425,000	Misc Capital Two (Labuan) Ltd., 3.750%, 04/06/2027	3,415,273	0.1

	Technology: 0.4%
575,000 (2)	Castle US Holding Corp., 9.500%, 02/15/2028	571,984	0.0
900,000 (1)(2)	Condor Merger Sub, Inc., 7.375%, 02/15/2030	864,562	0.1
625,000 (2)	Consensus Cloud Solutions, Inc., 6.500%, 10/15/2028	622,241	0.0
400,000 (1)(2)	Minerva Merger Sub, Inc., 6.500%, 02/15/2030	388,552	0.0
1,175,000 (2)	NCR Corp., 5.125%, 04/15/2029	1,130,990	0.1
175,000 (2)	Open Text Corp., 3.875%, 02/15/2028	168,089	0.0
650,000 (2)	Open Text Holdings, Inc., 4.125%, 02/15/2030	617,630	0.0
300,000 (2)	OpenText Corp., 3.875%, 12/01/2029	285,476	0.0
3,016,000	Oracle Corp., 3.950%, 03/25/2051	2,646,290	0.1
600,000 (1)(2)	Playtika Holding Corp., 4.250%, 03/15/2029	554,661	0.0
825,000 (1)(2)	Rackspace Technology Global, Inc., 5.375%, 12/01/2028	717,346	0.0
810,000 (2)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 09/01/2025	769,419	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
825,000 (2)	Virtusa Corp., 7.125%, 12/15/2028	$768,904	0.0
		10,106,144	0.4
	Utilities: 2.0%
1,325,000 (2)	AES Panama Generation Holdings SRL, 4.375%, 05/31/2030	1,264,732	0.1
1,625,000 (2)	Alfa Desarrollo SpA, 4.550%, 09/27/2051	1,412,856	0.1
2,967,000 (1)	Avista Corp., 4.000%, 04/01/2052	3,015,776	0.1
85,000 (2)	Clearway Energy Operating LLC, 3.750%, 01/15/2032	78,366	0.0
600,000 (2)	Clearway Energy Operating LLC, 4.750%, 03/15/2028	603,627	0.0
1,850,000 (1)(2)	Colbun SA, 3.150%, 03/06/2030	1,717,762	0.1
1,250,000 (1)(2)	Comision Federal de Electricidad, 4.688%, 05/15/2029	1,228,306	0.1
5,670,000 (4)	Dominion Energy, Inc., 4.650%, 12/31/2199	5,641,650	0.2
600,000 (2)	Drax Finco PLC, 6.625%, 11/01/2025	607,635	0.0
229,000	Duke Energy Carolinas LLC, 3.700%, 12/01/2047	224,359	0.0
733,000	Duke Energy Carolinas LLC, 3.750%, 06/01/2045	724,135	0.0
230,000	Duke Energy Carolinas LLC, 3.950%, 03/15/2048	237,017	0.0
228,000	Duke Energy Carolinas LLC, 4.250%, 12/15/2041	239,302	0.0
3,935,000 (4)	Duke Energy Corp., 4.875%, 12/31/2199	3,986,667	0.2
895,000	Duke Energy Florida LLC, 4.200%, 07/15/2048	957,781	0.0
1,266,000	Duke Energy Indiana LLC, 3.250%, 10/01/2049	1,129,760	0.1
273,000	Duke Energy Progress LLC, 4.100%, 03/15/2043	279,353	0.0
386,000	Duke Energy Progress LLC, 4.200%, 08/15/2045	404,919	0.0
2,156,000	Entergy Arkansas LLC, 4.200%, 04/01/2049	2,319,624	0.1
3,175,000	Inkia Energy Ltd., 5.875%, 11/09/2027	3,070,241	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
2,500,000 (2)	Israel Electric Corp. Ltd., 3.750%, 02/22/2032	$2,408,395	0.1
500,000 (2)	Israel Electric Corp. Ltd., 4.250%, 08/14/2028	505,201	0.0
2,875,000 (4)	NextEra Energy Capital Holdings, Inc., 5.650%, 05/01/2079	2,955,298	0.1
2,325,000 (2)	Perusahaan Listrik Negara PT, 3.875%, 07/17/2029	2,286,998	0.1
2,950,000	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	3,168,536	0.1
300,000 (2)	Promigas SA ESP / Gases del Pacifico SAC, 3.750%, 10/16/2029	272,272	0.0
3,938,000	South Jersey Industries, Inc., 5.020%, 04/15/2031	3,873,177	0.2
3,625,000 (4)	Southern Co/The, 4.000%, 01/15/2051	3,516,250	0.2
300,000 (2)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	301,965	0.0
625,000 (2)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	625,187	0.0
		49,057,147	2.0
	Total Corporate Bonds/Notes (Cost $475,904,460)	450,380,183	18.3
COLLATERALIZED MORTGAGE OBLIGATIONS: 22.6%
235,891 (4)	Adjustable Rate Mortgage Trust 2006-2 1A1, 3.194%, 05/25/2036	227,021	0.0
1,418,892 (2)(4)	Agate Bay Mortgage Trust 2015-2 B3, 3.642%, 03/25/2045	1,407,523	0.1
552,519 (2)(4)	Agate Bay Mortgage Trust 2015-4 B3, 3.535%, 06/25/2045	548,206	0.0
1,834,331 (2)(4)	Agate Bay Mortgage Trust 2016-1 B3, 3.669%, 12/25/2045	1,832,862	0.1
1,000,000 (2)(4)	Agate Bay Mortgage Trust 2016-1 B4, 3.669%, 12/25/2045	988,540	0.0
1,137,085 (2)(4)	Agate Bay Mortgage Trust 2016-2 B4, 3.766%, 03/25/2046	1,128,600	0.1
495,423	Alternative Loan Trust 2004-J7 MI, 1.477%, (US0001M + 1.020)%, 10/25/2034	494,252	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
372,538	Alternative Loan Trust 2005-10CB 1A2, 0.907%, (US0001M + 0.450)%, 05/25/2035	$314,000	0.0
366,166	Alternative Loan Trust 2005-23CB A15, 5.500%, 07/25/2035	336,829	0.0
41,067	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	38,367	0.0
209,863	Alternative Loan Trust 2005-J2 1A12, 0.857%, (US0001M + 0.400)%, 04/25/2035	175,823	0.0
31,464	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	20,239	0.0
509,509	Alternative Loan Trust 2006-18CB A10, 0.857%, (US0001M + 0.400)%, 07/25/2036	273,306	0.0
121,666	Alternative Loan Trust 2006-19CB A12, 0.857%, (US0001M + 0.400)%, 08/25/2036	60,172	0.0
515,229	Alternative Loan Trust 2006-19CB A28, 1.057%, (US0001M + 0.600)%, 08/25/2036	261,250	0.0
874,901	Alternative Loan Trust 2006-27CB A5, 6.000%, 11/25/2036	637,993	0.0
297,300	Alternative Loan Trust 2006-HY11 A1, 0.697%, (US0001M + 0.120)%, 06/25/2036	290,889	0.0
931,767	Alternative Loan Trust 2007-15CB A5, 5.750%, 07/25/2037	715,385	0.0
127,708	Alternative Loan Trust 2007-2CB 2A1, 1.057%, (US0001M + 0.600)%, 03/25/2037	59,642	0.0
208,167	Alternative Loan Trust 2007-HY8C A1, 0.617%, (US0001M + 0.160)%, 09/25/2047	200,332	0.0
646,615	Alternative Loan Trust 2007-OA4 A1, 0.797%, (US0001M + 0.170)%, 05/25/2047	611,367	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
697,556 (2)(4)	Arroyo Mortgage Trust 2019-3 A3, 3.416%, 10/25/2048	$678,114	0.0
328,584	Banc of America Funding 2007-2 1A16 Trust, 1.057%, (US0001M + 0.600)%, 03/25/2037	265,218	0.0
1,708,315	Banc of America Funding 2007-C 7A1 Trust, 0.869%, (US0001M + 0.210)%, 05/20/2047	1,658,048	0.1
212,895 (4)	Bear Stearns ALT-A Trust 2005-3 4A3, 2.483%, 04/25/2035	215,119	0.0
428,665 (4)	Bear Stearns ALT-A Trust 2006-6 31A1, 3.051%, 11/25/2036	307,439	0.0
602,597 (4)	Bear Stearns ALT-A Trust 2006-6 32A1, 2.880%, 11/25/2036	380,829	0.0
119,939 (4)	Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 2.728%, 01/26/2036	102,121	0.0
1,300,000 (2)	Bellemeade Re 2019-1A M2 Ltd., 3.157%, (US0001M + 2.700)%, 03/25/2029	1,288,758	0.1
885,271 (2)	Bellemeade Re 2019-4 M1B Ltd., 2.457%, (US0001M + 2.000)%, 10/25/2029	885,375	0.0
2,100,000 (2)	Bellemeade RE 2021-3 A M1C Ltd., 1.649%, (SOFR30A + 1.550)%, 09/25/2031	2,021,089	0.1
164,506 (2)(4)	Chase Home Lending Mortgage Trust 2019-ATR2 A3, 3.500%, 07/25/2049	164,292	0.0
950,787 (2)(4)	Chase Mortgage Finance Corp. 2019-1 B2, 3.917%, 03/25/2050	933,475	0.0
1,236,803 (2)(4)	Chase Mortgage Finance Corp. 2019-1 B3, 3.917%, 03/25/2050	1,213,037	0.1
340,897 (4)	Chase Mortgage Finance Trust Series 2006-A1 2A3, 2.879%, 09/25/2036	317,732	0.0
46,744 (4)	CHL Mortgage Pass-Through Trust 2004-22 A3, 2.696%, 11/25/2034	46,582	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
327,755	CHL Mortgage Pass-Through Trust 2005-HYB9 2A1, 1.987%, (US0012M + 1.750)%, 02/20/2036	$313,539	0.0
2,378,097 (2)(4)	CHNGE Mortgage Trust 2022-1 A1, 3.007%, 01/25/2067	2,322,595	0.1
210,690 (2)(4)	CIM Trust 2019-INV1 A1, 4.000%, 02/25/2049	211,729	0.0
236,018 (2)(4)	CIM Trust 2019-INV2 A3, 4.000%, 05/25/2049	236,600	0.0
226,253 (2)(4)	CIM Trust 2019-INV3 A15, 3.500%, 08/25/2049	226,146	0.0
339,379 (2)(4)	CIM Trust 2019-INV3 A3, 3.500%, 08/25/2049	337,745	0.0
1,674,298 (2)(4)	CIM Trust 2019-J1 B3, 3.979%, 08/25/2049	1,651,013	0.1
3,075,838 (2)(4)	CIM Trust 2019-J2 B2, 3.770%, 10/25/2049	3,012,249	0.1
1,931,384 (2)(4)	CIM Trust 2019-J2 B3, 3.770%, 10/25/2049	1,884,348	0.1
1,257,885 (2)(4)	CIM Trust 2020-J2 B3, 2.767%, 01/25/2051	1,094,057	0.1
1,878,781 (2)(4)	CIM Trust 2021-J3 B3, 2.619%, 06/25/2051	1,628,570	0.1
463,571	Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/2036	455,106	0.0
86,562 (4)	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 2.772%, 03/25/2036	74,393	0.0
37,732 (4)	Citigroup Mortgage Loan Trust 2006-AR9 2A, 2.829%, 11/25/2036	34,482	0.0
226,417 (2)(4)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	225,132	0.0
117,487 (4)	Citigroup Mortgage Loan Trust, Inc. 2005-4 A, 2.660%, 08/25/2035	119,789	0.0
328,054	Citigroup Mortgage Loan Trust, Inc. 2005-9 22A2, 6.000%, 11/25/2035	328,552	0.0
934,880 (2)	Connecticut Avenue Securities Trust 2019-R07 1M2, 2.557%, (US0001M + 2.100)%, 10/25/2039	935,262	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
700,000 (2)	Connecticut Avenue Securities Trust 2020-R02 2B1, 3.457%, (US0001M + 3.000)%, 01/25/2040	$643,289	0.0
2,409,108 (2)	Connecticut Avenue Securities Trust 2020-R02 2M2, 2.457%, (US0001M + 2.000)%, 01/25/2040	2,401,946	0.1
2,500,000 (2)	Connecticut Avenue Securities Trust 2022-R01 1B1, 3.249%, (SOFR30A + 3.150)%, 12/25/2041	2,327,559	0.1
21,022	Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.957%, (US0001M + 0.500)%, 11/25/2035	11,314	0.0
355,909 (2)(4)	CSMC 2017-HL1 A12 Trust, 3.500%, 06/25/2047	354,080	0.0
2,302,719 (2)	CSMC 2019-AFC1 A3 Trust, 2.877%, 07/25/2049	2,244,591	0.1
2,969,575 (2)(4)	CSMC 2021-AFC1 M1 Trust, 2.193%, 03/25/2056	2,813,060	0.1
309,368	CSMC Series 2007-2 3A6, 5.400%, 03/25/2037	207,999	0.0
505,679 (2)(4)	CSMC Trust 2013-7 A11, 3.500%, 08/25/2043	491,181	0.0
6,822,000 (2)(4)	Deephaven Residential Mortgage Trust 2022-2 A1, 4.300%, 03/25/2067	6,813,309	0.3
2,500,000 (2)(4)	Deephaven Residential Mortgage Trust 2022-2 A3, 4.300%, 03/25/2067	2,473,313	0.1
420,294	Deutsche ALT-A Securities, Inc. ALT 2007-AB1 A1, 0.757%, (US0001M + 0.300)%, 04/25/2037	299,640	0.0
93,845 (2)(4)	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1 A1, 3.085%, 06/27/2037	93,863	0.0
1,700,000 (2)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 1M2, 4.107%, (US0001M + 3.650)%, 02/25/2040	1,668,317	0.1
471,332 (5)	Fannie Mae 2007-18 BS, 6.143%, (-1.000*US0001M + 6.600)%, 06/25/2035	72,868	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,640,696 (5)	Fannie Mae 2008-94 SI, 5.043%, (-1.000*US0001M + 5.500)%, 04/25/2036	$229,052	0.0
187,945	Fannie Mae 2010-15 FD, 1.197%, (US0001M + 0.740)%, 03/25/2040	190,946	0.0
488,126	Fannie Mae 2011-47 GF, 1.027%, (US0001M + 0.570)%, 06/25/2041	492,519	0.0
52,872	Fannie Mae 2012-10 UF, 1.007%, (US0001M + 0.550)%, 02/25/2042	53,460	0.0
193,860 (5)	Fannie Mae 2012-84 KI, 6.000%, (US0001M + 6.000)%, 08/25/2042	45,677	0.0
526,395 (5)	Fannie Mae 2012-93 IL, 3.000%, 09/25/2027	28,247	0.0
3,320,301 (5)	Fannie Mae 2013-67 AI, 3.000%, 07/25/2028	180,858	0.0
97,486 (5)	Fannie Mae 2015-56 DI, 3.000%, 12/25/2032	328	0.0
22,277,362 (5)	Fannie Mae 2018-86 US, 5.743%, (-1.000*US0001M + 6.200)%, 12/25/2048	2,949,681	0.1
36	Fannie Mae Connecticut Avenue Securities, 6.157%, (US0001M + 5.700)%, 04/25/2028	38	0.0
50,651	Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 5.357%, (US0001M + 4.900)%, 11/25/2024	52,198	0.0
688,822	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.457%, (US0001M + 4.000)%, 05/25/2025	689,730	0.0
1,391,636	Fannie Mae Connecticut Avenue Securities 2015-C04 2M2, 6.007%, (US0001M + 5.550)%, 04/25/2028	1,446,485	0.1
1,407,123	Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 4.757%, (US0001M + 4.300)%, 02/25/2025	1,419,137	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,502,591	Fannie Mae Connecticut Avenue Securities 2017-C01 1M2, 4.007%, (US0001M + 3.550)%, 07/25/2029	$1,530,955	0.1
6,100,647	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.457%, (US0001M + 3.000)%, 10/25/2029	6,234,594	0.3
1,122,280	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 3.307%, (US0001M + 2.850)%, 11/25/2029	1,142,497	0.1
3,778,526	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 2.957%, (US0001M + 2.500)%, 05/25/2030	3,807,323	0.2
3,575,463	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 3.257%, (US0001M + 2.800)%, 02/25/2030	3,642,006	0.2
1,020,000	Fannie Mae Connecticut Avenue Securities 2018-C05 1B1, 4.707%, (US0001M + 4.250)%, 01/25/2031	1,025,395	0.0
5,145,255	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 2.457%, (US0001M + 2.000)%, 03/25/2031	5,145,144	0.2
2,927,840	Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 2.557%, (US0001M + 2.100)%, 03/25/2031	2,923,480	0.1
5,362,588	Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 2.707%, (US0001M + 2.250)%, 07/25/2030	5,408,021	0.2
882,192 (2)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 2.757%, (US0001M + 2.300)%, 08/25/2031	882,494	0.0
421,705 (2)	Fannie Mae Connecticut Avenue Securities 2019-RO3 1M2, 2.607%, (US0001M + 2.150)%, 09/25/2031	421,856	0.0
1,070,063 (2)	Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 2.907%, (US0001M + 2.450)%, 07/25/2031	1,073,229	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,000,000 (2)	Fannie Mae Connecticut Avenue Securities Trust 2019-R05 1B1, 4.557%, (US0001M + 4.100)%, 07/25/2039	$999,477	0.0
1,755,046 (2)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 2.507%, (US0001M + 2.050)%, 01/25/2040	1,754,364	0.1
3,898,000 (2)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 2M2, 4.107%, (US0001M + 3.650)%, 02/25/2040	3,889,305	0.2
527,005 (5)	Fannie Mae Interest Strip Series 346 6, 5.000%, 10/25/2033	87,029	0.0
96,857 (5)	Fannie Mae REMIC Trust 2000-26 SP, 8.043%, (-1.000*US0001M + 8.500)%, 08/25/2030	10,383	0.0
124,601 (5)	Fannie Mae REMIC Trust 2002-13 SR, 6.143%, (-1.000*US0001M + 6.600)%, 03/25/2032	12,530	0.0
77,433 (5)	Fannie Mae REMIC Trust 2004-64 SW, 6.593%, (-1.000*US0001M + 7.050)%, 08/25/2034	11,274	0.0
53,792 (5)	Fannie Mae REMIC Trust 2004-66 SE, 6.043%, (-1.000*US0001M + 6.500)%, 09/25/2034	6,823	0.0
271,042 (5)	Fannie Mae REMIC Trust 2009-25 SN, 6.093%, (-1.000*US0001M + 6.550)%, 04/25/2039	47,745	0.0
10,338,123 (5)	Fannie Mae REMIC Trust 2012-66 IB, 0.050%, (-1.000*US0001M + 6.050)%, 06/25/2042	21,668	0.0
310,517 (5)	Fannie Mae REMIC Trust 2013-116 SC, 5.743%, (-1.000*US0001M + 6.200)%, 04/25/2033	16,207	0.0
1,339,145 (5)	Fannie Mae REMICS 2004-53 UC, 7.093%, (-1.000*US0001M + 7.550)%, 07/25/2034	238,166	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
982,170 (5)	Fannie Mae REMICS 2005-59 NS, 6.293%, (-1.000*US0001M + 6.750)%, 05/25/2035	$76,481	0.0
130,644	Fannie Mae REMICS 2006-46 SP, 22.526%, (-3.667*US0001M + 24.200)%, 06/25/2036	244,322	0.0
4,219,314 (5)	Fannie Mae REMICS 2007-22 SD, 5.943%, (-1.000*US0001M + 6.400)%, 03/25/2037	679,172	0.0
3,716,610 (5)	Fannie Mae REMICS 2007-30 IE, 6.283%, (-1.000*US0001M + 6.740)%, 04/25/2037	717,696	0.0
2,325,134 (5)	Fannie Mae REMICS 2007-55 S, 6.303%, (-1.000*US0001M + 6.760)%, 06/25/2037	355,766	0.0
1,186,591 (5)	Fannie Mae REMICS 2011-123 SD, 6.143%, (-1.000*US0001M + 6.600)%, 08/25/2039	24,218	0.0
12,534,852 (5)	Fannie Mae REMICS 2012-111 UI, 3.000%, 10/25/2027	708,499	0.0
1,022,918 (5)	Fannie Mae REMICS 2012-121 DI, 2.500%, 11/25/2027	51,277	0.0
10,260,598 (5)	Fannie Mae REMICS 2012-128 KI, 3.000%, 11/25/2027	569,558	0.0
8,651,817 (5)	Fannie Mae REMICS 2012-133 NS, 5.693%, (-1.000*US0001M + 6.150)%, 12/25/2042	1,391,421	0.1
2,331,873 (5)	Fannie Mae REMICS 2012-148 IB, 3.500%, 01/25/2028	157,440	0.0
4,282,822 (5)	Fannie Mae REMICS 2012-150 PS, 5.693%, (-1.000*US0001M + 6.150)%, 01/25/2043	691,540	0.0
10,225,390 (5)	Fannie Mae REMICS 2013-1 LI, 2.500%, 02/25/2028	471,209	0.0
1,750,208 (5)	Fannie Mae REMICS 2013-137 PI, 5.000%, 10/25/2041	340,515	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
9,487,269 (5)	Fannie Mae REMICS 2013-19 JS, 5.743%, (-1.000*US0001M + 6.200)%, 10/25/2041	$874,274	0.0
1,442,505 (5)	Fannie Mae REMICS 2013-2 NI, 4.000%, 02/25/2043	189,923	0.0
4,054,189 (5)	Fannie Mae REMICS 2013-21 KI, 3.000%, 03/25/2028	228,233	0.0
4,728,842 (5)	Fannie Mae REMICS 2013-32 EI, 2.500%, 04/25/2033	477,136	0.0
1,469,757 (5)	Fannie Mae REMICS 2013-41 BI, 3.000%, 05/25/2028	93,364	0.0
1,588,467 (5)	Fannie Mae REMICS 2013-69 PI, 3.000%, 04/25/2033	145,217	0.0
3,597,569 (5)	Fannie Mae REMICS 2013-97 JS, 5.693%, (-1.000*US0001M + 6.150)%, 04/25/2038	439,407	0.0
7,539,665 (5)	Fannie Mae REMICS 2016-19 SB, 5.643%, (-1.000*US0001M + 6.100)%, 04/25/2046	1,070,933	0.1
2,401,524 (5)	Fannie Mae REMICS 2016-4 BI, 4.000%, 02/25/2046	473,328	0.0
1,678,480 (5)	Fannie Mae REMICS 2016-61 PI, 4.500%, 01/25/2046	313,686	0.0
17,169,686 (5)	Fannie Mae REMICS 2017-16 SG, 5.593%, (-1.000*US0001M + 6.050)%, 03/25/2047	2,855,439	0.1
10,438,087 (5)	Fannie Mae REMICS 2019-15 AI, 4.000%, 04/25/2059	2,521,873	0.1
17,722,566 (5)	Fannie Mae REMICS 2019-17 SA, 5.643%, (-1.000*US0001M + 6.100)%, 04/25/2049	2,356,596	0.1
15,786,373 (5)	Fannie Mae REMICS 2019-8 SB, 5.643%, (-1.000*US0001M + 6.100)%, 03/25/2049	2,129,369	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
21,356,611 (5)	Fannie Mae REMICS 2020-49 SB, 5.643%, (-1.000*US0001M + 6.100)%, 07/25/2050	$4,677,044	0.2
42,721,725 (5)	Fannie Mae REMICS 2020-64 IO, 3.000%, 09/25/2050	8,037,994	0.3
26,929,731 (5)	Fannie Mae REMICS 2020-65 CI, 4.000%, 09/25/2050	4,859,478	0.2
20,830,181 (5)	Fannie Mae REMICS 2021-2 PI, 2.000%, 02/25/2051	2,119,938	0.1
46,928,934 (5)	Fannie Mae REMICS 2021-65 KI, 3.500%, 10/25/2051	7,831,923	0.3
383,171	Fannie Mae Series 2006-11 FA, 0.757%, (US0001M + 0.300)%, 03/25/2036	382,777	0.0
67,292	First Horizon Alternative Mortgage Securities Trust 2006-FA8 1A7, 6.000%, 02/25/2037	38,756	0.0
214,179 (2)(4)	Flagstar Mortgage Trust 2017-2 A7, 3.500%, 10/25/2047	215,246	0.0
634,489 (2)(4)	Flagstar Mortgage Trust 2018-1 B3, 3.968%, 03/25/2048	618,469	0.0
4,585,319 (2)(4)	Flagstar Mortgage Trust 2018-2 B2, 4.030%, 04/25/2048	4,519,090	0.2
962,965 (2)(4)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	964,824	0.0
3,683,042 (2)(4)	Flagstar Mortgage Trust 2018-4 B3, 4.245%, 07/25/2048	3,648,365	0.2
928,268 (2)(4)	Flagstar Mortgage Trust 2018-5 B3, 4.500%, 09/25/2048	919,046	0.0
294,103 (2)(4)	Flagstar Mortgage Trust 2018-6RR 1A7, 4.000%, 10/25/2048	293,201	0.0
3,507,689 (2)(4)	Flagstar Mortgage Trust 2018-6RR B1, 4.934%, 10/25/2048	3,521,402	0.2
1,429,524 (2)(4)	Flagstar Mortgage Trust 2019-2 B1, 4.056%, 12/25/2049	1,401,296	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,001,334 (2)(4)	Flagstar Mortgage Trust 2019-2 B2, 4.056%, 12/25/2049	$1,953,005	0.1
3,371,092 (2)(4)	Flagstar Mortgage Trust 2020-1NV B2A, 4.242%, 03/25/2050	3,253,258	0.1
2,889,507 (2)(4)	Flagstar Mortgage Trust 2020-1NV B3, 4.242%, 03/25/2050	2,773,649	0.1
3,779,568 (2)(4)	Flagstar Mortgage Trust 2021-2 B3, 2.790%, 04/25/2051	3,261,577	0.1
1,105,871 (5)	Freddie Mac 2009-70 PS, 6.293%, (-1.000*US0001M + 6.750)%, 01/25/2037	186,576	0.0
30,613 (5)	Freddie Mac 2524 SH, 7.103%, (-1.000*US0001M + 7.500)%, 11/15/2032	140	0.0
283,879 (5)	Freddie Mac 2525 SM, 7.603%, (-1.000*US0001M + 8.000)%, 02/15/2032	51,111	0.0
265,319 (5)	Freddie Mac 2981 CS, 6.323%, (-1.000*US0001M + 6.720)%, 05/15/2035	35,249	0.0
236,955 (5)	Freddie Mac 2989 HS, 6.753%, (-1.000*US0001M + 7.150)%, 08/15/2034	68,505	0.0
131,658 (5)	Freddie Mac 3018 SM, 6.803%, (-1.000*US0001M + 7.200)%, 08/15/2035	26,314	0.0
1,609,070 (5)	Freddie Mac 3222 SN, 6.203%, (-1.000*US0001M + 6.600)%, 09/15/2036	225,404	0.0
261,753 (4)(5)	Freddie Mac 324 144, 6.000%, 06/15/2039	57,346	0.0
514,638 (5)	Freddie Mac 3523 SA, 5.603%, (-1.000*US0001M + 6.000)%, 09/15/2036	71,616	0.0
444,652 (5)	Freddie Mac 3582 MS, 5.753%, (-1.000*US0001M + 6.150)%, 10/15/2039	65,101	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
649,566 (5)	Freddie Mac 3688 BI, 5.000%, 07/15/2040	$125,525	0.0
2,558,370 (5)	Freddie Mac 4186 IA, 3.000%, 03/15/2033	253,942	0.0
95,306 (5)	Freddie Mac 4333 AI, 5.500%, 02/15/2044	16,421	0.0
5,408,712 (5)	Freddie Mac 4813 IO, 5.500%, 08/15/2048	1,118,168	0.1
29,319 (5)	Freddie Mac REMIC Trust 2266 S, 8.153%, (-1.000*US0001M + 8.550)%, 11/15/2030	3,293	0.0
137,409 (5)	Freddie Mac REMIC Trust 2374 S, 7.703%, (-1.000*US0001M + 8.100)%, 06/15/2031	22,813	0.0
76,440 (5)	Freddie Mac REMIC Trust 2417 SY, 8.003%, (-1.000*US0001M + 8.400)%, 12/15/2031	14,749	0.0
134,128 (5)	Freddie Mac REMIC Trust 2577 SA, 7.053%, (-1.000*US0001M + 7.450)%, 02/15/2033	23,702	0.0
72,711 (5)	Freddie Mac REMIC Trust 2981 SU, 7.403%, (-1.000*US0001M + 7.800)%, 05/15/2030	10,380	0.0
139,839	Freddie Mac REMIC Trust 3031 BP, 8.000%, (-6.723*US0001M + 44.975)%, 08/15/2035	145,169	0.0
506,319 (5)	Freddie Mac REMIC Trust 3049 PI, 6.253%, (-1.000*US0001M + 6.650)%, 10/15/2035	78,892	0.0
44,635	Freddie Mac REMIC Trust 3085 SK, 61.241%, (-12.000*US0001M + 66.000)%, 12/15/2035	106,258	0.0
62,333 (6)	Freddie Mac REMIC Trust 3151 PO, 0.000%, 05/15/2036	53,847	0.0
169,939 (5)	Freddie Mac REMIC Trust 3624 TS, 4.403%, (-1.000*US0001M + 4.800)%, 01/15/2040	15,682	0.0
170,739 (5)	Freddie Mac REMIC Trust 4261 ID, 6.500%, 06/15/2032	19,831	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
518,938 (5)	Freddie Mac REMIC Trust 4287 CI, 4.500%, 07/15/2041	$59,616	0.0
1,386,164 (5)	Freddie Mac REMICS 2781 SB, 6.753%, (-1.000*US0001M + 7.150)%, 04/15/2034	225,844	0.0
286,046	Freddie Mac REMICS 2921 PF, 0.747%, (US0001M + 0.350)%, 01/15/2035	286,315	0.0
3,289,052 (5)	Freddie Mac REMICS 3128 JI, 6.233%, (-1.000*US0001M + 6.630)%, 03/15/2036	529,224	0.0
1,544,931 (5)	Freddie Mac REMICS 3298 S, 5.713%, (-1.000*US0001M + 6.110)%, 04/15/2037	222,471	0.0
2,951,982 (5)	Freddie Mac REMICS 4097 IC, 2.500%, 08/15/2027	131,949	0.0
999,932 (5)	Freddie Mac REMICS 4116 IL, 4.500%, 05/15/2042	131,646	0.0
10,286,858 (5)	Freddie Mac REMICS 4120 TI, 2.500%, 10/15/2027	449,783	0.0
1,433,803 (5)	Freddie Mac REMICS 4136 QI, 3.000%, 11/15/2032	83,801	0.0
818,680 (5)	Freddie Mac REMICS 4143 IK, 4.000%, 10/15/2041	63,754	0.0
14,071,397 (5)	Freddie Mac REMICS 4146 SA, 5.753%, (-1.000*US0001M + 6.150)%, 12/15/2042	2,250,052	0.1
821,438 (5)	Freddie Mac REMICS 4153 YI, 3.000%, 09/15/2042	31,079	0.0
1,950,772 (5)	Freddie Mac REMICS 4157 IH, 3.500%, 01/15/2043	373,477	0.0
1,294,565 (5)	Freddie Mac REMICS 4162 DI, 2.000%, 02/15/2028	49,736	0.0
4,911,278 (5)	Freddie Mac REMICS 4182 IL, 3.000%, 03/15/2028	291,498	0.0
676,054 (5)	Freddie Mac REMICS 4266 LI, 3.500%, 06/15/2028	18,782	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
29,048,576 (5)	Freddie Mac REMICS 4273 PS, 5.703%, (-1.000*US0001M + 6.100)%, 11/15/2043	$3,960,192	0.2
1,960,166 (5)	Freddie Mac REMICS 4290 EI, 5.000%, 12/15/2043	360,514	0.0
1,046,048	Freddie Mac REMICS 4385 LS, 8.795%, (-2.333*US0001M + 9.333)%, 07/15/2037	982,840	0.0
2,450,867 (5)	Freddie Mac REMICS 4494 LI, 5.000%, 12/15/2043	276,162	0.0
7,484,712 (5)	Freddie Mac REMICS 4618 SA, 5.603%, (-1.000*US0001M + 6.000)%, 09/15/2046	1,322,060	0.1
1,776,046	Freddie Mac REMICS 4625 BI, 3.500%, 06/15/2046	280,592	0.0
2,226,413 (5)	Freddie Mac REMICS 4708 KI, 4.500%, 11/15/2046	369,905	0.0
25,444,304 (5)	Freddie Mac REMICS 4903 NS, 5.643%, (-1.000*US0001M + 6.100)%, 08/25/2049	4,115,810	0.2
12,727,336 (5)	Freddie Mac REMICS 4909 SJ, 5.593%, (-1.000*US0001M + 6.050)%, 09/25/2049	2,224,657	0.1
4,851,553 (5)	Freddie Mac REMICS 4910 SD, 5.653%, (-1.000*US0001M + 6.050)%, 06/15/2049	854,409	0.0
16,853,105 (5)	Freddie Mac REMICS 4910 SH, 5.593%, (-1.000*US0001M + 6.050)%, 09/25/2049	2,970,699	0.1
21,567,850 (5)	Freddie Mac REMICS 4924 SY, 5.593%, (-1.000*US0001M + 6.050)%, 10/25/2049	3,876,355	0.2
16,213,229 (5)	Freddie Mac REMICS 4967 IQ, 4.000%, 02/25/2050	3,066,450	0.1
43,972,841 (5)	Freddie Mac REMICS 4974 I, 4.000%, 04/25/2050	8,208,863	0.3
37,791,793 (5)	Freddie Mac REMICS 5010 MI, 3.000%, 09/25/2050	5,721,394	0.2
29,859,755 (5)	Freddie Mac REMICS 5049 UI, 3.000%, 12/25/2050	5,327,255	0.2
15,204,709 (5)	Freddie Mac REMICS 5074 GI, 2.000%, 02/25/2051	1,574,367	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
25,651,616 (5)	Freddie Mac REMICS 5081 CI, 2.000%, 03/25/2051	$2,723,691	0.1
11,878,639 (5)	Freddie Mac REMICS 5142 LI, 2.500%, 09/25/2051	1,960,139	0.1
410,302	Freddie Mac REMICS Trust 3740 FB, 0.897%, (US0001M + 0.500)%, 10/15/2040	413,873	0.0
1,163,519 (2)	Freddie Mac STACR Remic Trust 2020-DNA2 M2, 2.307%, (US0001M + 1.850)%, 02/25/2050	1,161,516	0.1
1,770,805 (2)	Freddie Mac STACR REMIC Trust 2020-HQA1 M2, 2.357%, (US0001M + 1.900)%, 01/25/2050	1,773,219	0.1
5,100,000 (2)	Freddie Mac STACR REMIC Trust 2021-DNA6 B1, 3.499%, (SOFR30A + 3.400)%, 10/25/2041	4,722,675	0.2
2,500,000 (2)	Freddie Mac STACR REMIC Trust 2021-HQA3 M2, 2.199%, (SOFR30A + 2.100)%, 09/25/2041	2,349,662	0.1
6,100,000 (2)	Freddie Mac STACR REMIC Trust 2021-HQA4 B1, 3.849%, (SOFR30A + 3.750)%, 12/25/2041	5,508,033	0.2
2,800,000 (2)	Freddie Mac STACR REMIC Trust 2022-DNA1 B1, 3.499%, (SOFR30A + 3.400)%, 01/25/2042	2,551,340	0.1
2,500,000 (2)	Freddie Mac STACR REMIC Trust 2022-DNA1 M1B, 1.949%, (SOFR30A + 1.850)%, 01/25/2042	2,360,427	0.1
2,000,000 (2)	Freddie Mac STACR REMIC Trust 2022-DNA1 M2, 2.599%, (SOFR30A + 2.500)%, 01/25/2042	1,870,040	0.1
1,200,000 (2)	Freddie Mac STACR REMIC Trust 2022-HQA1 M2, 5.300%, (SOFR30A + 5.250)%, 03/25/2042	1,226,840	0.1
3,684,440 (2)	Freddie Mac STACR Trust 2018-DNA3 M2, 2.557%, (US0001M + 2.100)%, 09/25/2048	3,704,504	0.2
1,375,152 (5)	Freddie Mac Strips 287 IO, 3.000%, 10/15/2027	79,679	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
909,772 (5)	Freddie Mac Strips Series 224 IO, 6.000%, 03/01/2033	$199,157	0.0
430,162 (5)	Freddie Mac Strips Series 237 S23, 6.703%, (-1.000*US0001M + 7.100)%, 05/15/2036	73,786	0.0
514,029 (5)	Freddie Mac Strips Series 260 33, 4.000%, 05/15/2039	88,638	0.0
312,169	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 4.457%, (US0001M + 4.000)%, 08/25/2024	317,032	0.0
1,840,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 B1, 3.607%, (US0001M + 3.150)%, 07/25/2030	1,776,007	0.1
2,497,251	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 2.757%, (US0001M + 2.300)%, 09/25/2030	2,501,623	0.1
4,342,043 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA1 M2, 3.107%, (US0001M + 2.650)%, 01/25/2049	4,368,417	0.2
7,693,750 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-HQA2 M2, 2.507%, (US0001M + 2.050)%, 04/25/2049	7,696,247	0.3
3,000,000 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2, 2.399%, (SOFR30A + 2.300)%, 08/25/2033	2,960,093	0.1
2,300,000 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 B1, 3.749%, (SOFR30A + 3.650)%, 11/25/2041	2,185,130	0.1
1,600,622 (2)(4)	Galton Funding Mortgage Trust 2018-2 B2, 4.702%, 10/25/2058	1,585,409	0.1
2,396,114 (2)(4)	Galton Funding Mortgage Trust 2019-1 B1, 4.250%, 02/25/2059	2,359,077	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,921,275 (2)(4)	Galton Funding Mortgage Trust 2019-1 B2, 4.500%, 02/25/2059	$1,894,431	0.1
3,796,439 (5)	Ginnie Mae 2007-59 SC, 6.051%, (-1.000*US0001M + 6.500)%, 07/20/2037	600,338	0.0
130,795 (5)	Ginnie Mae 2011-101 EI, 6.000%, (-19.355*US0001M + 109.161)%, 10/16/2039	31,503	0.0
22,377,011 (5)	Ginnie Mae 2013-130 SB, 4.819%, (-1.000*US0001M + 5.050)%, 09/16/2043	2,175,160	0.1
8,856,539 (5)	Ginnie Mae 2014-58 SM, 5.669%, (-1.000*US0001M + 6.100)%, 04/16/2044	1,317,893	0.1
45,666,164 (5)	Ginnie Mae 2021-194 IK, 3.000%, 11/20/2051	8,104,790	0.3
344,601 (5)	Ginnie Mae Series 2008-40 SA, 5.969%, (-1.000*US0001M + 6.400)%, 05/16/2038	44,317	0.0
579,748 (5)	Ginnie Mae Series 2009-116 SJ, 6.049%, (-1.000*US0001M + 6.480)%, 12/16/2039	88,126	0.0
784,856 (5)	Ginnie Mae Series 2010-143 JI, 4.000%, 08/16/2039	47,637	0.0
1,286,371 (5)	Ginnie Mae Series 2010-4 IP, 5.000%, 01/16/2039	107,524	0.0
552,531 (5)	Ginnie Mae Series 2010-4 SL, 5.969%, (-1.000*US0001M + 6.400)%, 01/16/2040	90,951	0.0
55,975 (5)	Ginnie Mae Series 2010-98 QS, 6.151%, (-1.000*US0001M + 6.600)%, 01/20/2040	1,993	0.0
1,576,164 (5)	Ginnie Mae Series 2011-101 BI, 0.650%, (-1.000*US0001M + 6.650)%, 11/20/2037	35,280	0.0
1,991,697 (5)	Ginnie Mae Series 2011-124 KI, 4.000%, 08/20/2039	123,557	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,567,682 (5)	Ginnie Mae Series 2011-25 AS, 5.611%, (-1.000*US0001M + 6.060)%, 02/20/2041	$633,273	0.0
2,157,993 (5)	Ginnie Mae Series 2012-148 IP, 3.500%, 04/20/2041	115,207	0.0
18,697 (5)	Ginnie Mae Series 2012-149 BI, 3.500%, 10/20/2041	1,741	0.0
2,269,730 (5)	Ginnie Mae Series 2012-39 PI, 4.000%, 03/16/2042	250,572	0.0
1,867,971 (5)	Ginnie Mae Series 2013-103 DS, 5.701%, (-1.000*US0001M + 6.150)%, 07/20/2043	270,249	0.0
80,454 (5)	Ginnie Mae Series 2013-134 DS, 5.651%, (-1.000*US0001M + 6.100)%, 09/20/2043	11,452	0.0
211,866 (5)	Ginnie Mae Series 2013-44 LI, 4.500%, 01/16/2043	27,421	0.0
957,145 (5)	Ginnie Mae Series 2013-81 IO, 4.500%, 01/16/2040	79,956	0.0
2,414,491 (5)	Ginnie Mae Series 2014-84 PI, 4.500%, 04/20/2043	253,975	0.0
2,215,967 (5)	Ginnie Mae Series 2015-132 BI, 4.000%, 11/20/2044	259,023	0.0
18,037,651 (5)	Ginnie Mae Series 2015-144 SA, 5.751%, (-1.000*US0001M + 6.200)%, 10/20/2045	3,021,390	0.1
3,336,437 (5)	Ginnie Mae Series 2015-69 IL, 0.200%, (-1.000*US0001M + 6.700)%, 07/20/2034	22,699	0.0
216,919 (5)	Ginnie Mae Series 2015-98 IU, 4.000%, 08/20/2044	28,148	0.0
7,089,527 (5)	Ginnie Mae Series 2016-66 ES, 5.601%, (-1.000*US0001M + 6.050)%, 05/20/2046	1,088,476	0.1
500,977 (5)	Ginnie Mae Series 2016-8 PI, 4.000%, 10/20/2044	55,332	0.0
6,704,414 (5)	Ginnie Mae Series 2018-153 SQ, 5.751%, (-1.000*US0001M + 6.200)%, 11/20/2048	995,346	0.0
17,318,080 (5)	Ginnie Mae Series 2018-93 SJ, 5.751%, (-1.000*US0001M + 6.200)%, 07/20/2048	2,441,889	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
215,001 (5)	Ginnie Mae Series 2019-111 TI, 5.000%, 09/20/2049	$28,473	0.0
120,861 (5)	Ginnie Mae Series 2019-86 GI, 6.500%, 07/20/2049	22,314	0.0
512,153 (5)	Ginnie Mae Series 2019-86 HI, 5.500%, 07/20/2049	93,890	0.0
13,593,618 (5)	Ginnie Mae Series 2019-89 SC, 5.651%, (-1.000*US0001M + 6.100)%, 07/20/2049	1,928,440	0.1
317,529 (2)(4)	GS Mortage-Backed Securities Trust 2020-PJ1 A1, 3.500%, 05/25/2050	315,703	0.0
504,311 (2)(4)	GS Mortage-Backed Securities Trust 2020-PJ1 A4, 3.500%, 05/25/2050	501,410	0.0
1,270,180 (2)(4)	GS Mortage-Backed Securities Trust 2020-PJ1 A8, 3.500%, 05/25/2050	1,262,874	0.1
2,364,448 (2)(4)	GS Mortage-Backed Securities Trust 2020-PJ1 B2, 3.669%, 05/25/2050	2,291,526	0.1
3,694,777 (2)(4)	GS Mortage-Backed Securities Trust 2020-PJ1 B3, 3.669%, 05/25/2050	3,504,075	0.1
1,737,018 (2)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ1 B3, 4.300%, 08/25/2049	1,735,075	0.1
124,305 (2)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	124,601	0.0
3,788,824 (2)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B2, 4.374%, 11/25/2049	3,757,116	0.2
3,877,056 (2)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B3, 4.374%, 11/25/2049	3,812,159	0.2
464,311 (2)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B1, 3.986%, 03/25/2050	459,287	0.0
473,226 (2)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B2, 3.986%, 03/25/2050	466,407	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,793,087 (2)(4)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ3 B4, 3.434%, 10/25/2050	$1,616,587	0.1
1,710,131 (2)(4)	GS Mortgage-Backed Securities Corp. Trust 2021-PJ3 B3, 2.652%, 08/25/2051	1,510,409	0.1
3,909,046 (2)(4)	GS Mortgage-Backed Securities Corp. Trust 2021-PJ4 B3, 2.620%, 09/25/2051	3,481,869	0.1
5,062,757 (2)(4)	GS Mortgage-Backed Securities Corp. Trust 2021-PJ5 B3, 2.591%, 10/25/2051	4,470,380	0.2
993,600 (2)(4)	GS Mortgage-Backed Securities Trust 2021-GR3 B3, 3.395%, 04/25/2052	894,558	0.0
993,600 (2)(4)	GS Mortgage-Backed Securities Trust 2021-GR3 B4, 3.395%, 04/25/2052	849,670	0.0
2,720,496 (2)(4)	GS Mortgage-Backed Securities Trust 2021-PJ9 A4, 2.500%, 02/26/2052	2,493,856	0.1
2,914,861 (2)(4)	GS Mortgage-Backed Securities Trust 2022-NQM1 A4, 4.000%, 05/25/2062	2,906,240	0.1
346,147	HarborView Mortgage Loan Trust 2006-14 2A1A, 0.599%, (US0001M + 0.150)%, 01/25/2047	322,237	0.0
386,115	HarborView Mortgage Loan Trust 2007-5 A1A, 0.639%, (US0001M + 0.190)%, 09/19/2037	373,833	0.0
4,769,000 (2)	Home RE 2019-1 M2 Ltd., 3.707%, (US0001M + 3.250)%, 05/25/2029	4,794,999	0.2
1,534	HomeBanc Mortgage Trust 2004-1 2A, 1.317%, (US0001M + 0.860)%, 08/25/2029	1,514	0.0
2,600,000 (2)(4)	Imperial Fund Mortgage Trust 2021-NQM4 M1, 3.446%, 01/25/2057	2,375,156	0.1
60,169	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 0.877%, (US0001M + 0.420)%, 04/25/2046	56,703	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
134,659 (2)(4)	J.P. Morgan Mortgage Trust 2019-2 A3, 4.000%, 08/25/2049	$135,120	0.0
1,071,351 (2)(4)	J.P. Morgan Mortgage Trust 2019-2 B1, 4.491%, 08/25/2049	1,063,861	0.1
2,595,785 (2)(4)	J.P. Morgan Mortgage Trust 2019-2 B2, 4.491%, 08/25/2049	2,568,092	0.1
8,072 (2)(4)	J.P. Morgan Mortgage Trust 2019-LTV1 A3, 4.000%, 06/25/2049	8,068	0.0
1,796,832 (2)(4)	J.P. Morgan Mortgage Trust 2019-LTV1 B2, 4.617%, 06/25/2049	1,773,102	0.1
2,483,037 (2)(4)	J.P. Morgan Mortgage Trust 2021-14 B4, 3.170%, 05/25/2052	2,105,523	0.1
1,745,682 (4)	JP Morgan Mortgage Trust 2005-A4 B1, 2.569%, 07/25/2035	1,723,161	0.1
74,569	JP Morgan Mortgage Trust 2005-S3 1A10, 6.000%, 01/25/2036	47,545	0.0
159,443	JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/2036	110,414	0.0
396,014	JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/2036	202,710	0.0
784,352 (2)(4)	JP Morgan Mortgage Trust 2014-5 B3, 2.858%, 10/25/2029	727,117	0.0
508,848 (2)(4)	JP Morgan Mortgage Trust 2016-1 B3, 3.818%, 05/25/2046	502,456	0.0
2,095,000 (2)(4)	JP Morgan Mortgage Trust 2016-1 B4, 3.818%, 05/25/2046	2,059,573	0.1
435,390 (2)(4)	JP Morgan Mortgage Trust 2016-4 A13, 3.500%, 10/25/2046	427,675	0.0
876,300 (2)(4)	JP Morgan Mortgage Trust 2017-1 B4, 3.460%, 01/25/2047	849,696	0.0
1,414,638 (2)(4)	JP Morgan Mortgage Trust 2017-3 B1, 3.769%, 08/25/2047	1,399,865	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,047,880 (2)(4)	JP Morgan Mortgage Trust 2017-3 B2, 3.769%, 08/25/2047	$1,034,057	0.0
1,897,154 (2)(4)	JP Morgan Mortgage Trust 2017-5 B1, 3.050%, 10/26/2048	1,897,275	0.1
545,767 (2)(4)	JP Morgan Mortgage Trust 2017-6 B3, 3.786%, 12/25/2048	532,374	0.0
1,534,513 (2)(4)	JP Morgan Mortgage Trust 2017-6 B4, 3.786%, 12/25/2048	1,483,319	0.1
1,047,325 (2)(4)	JP Morgan Mortgage Trust 2017-6 B5, 3.786%, 12/25/2048	964,006	0.0
2,235,434 (2)(4)	JP Morgan Mortgage Trust 2018-1 B2, 3.665%, 06/25/2048	2,182,601	0.1
3,646,056 (2)(4)	JP Morgan Mortgage Trust 2018-3 B1, 3.725%, 09/25/2048	3,582,964	0.2
2,278,785 (2)(4)	JP Morgan Mortgage Trust 2018-3 B3, 3.725%, 09/25/2048	2,243,176	0.1
457,542 (2)(4)	JP Morgan Mortgage Trust 2018-4 B1, 3.726%, 10/25/2048	449,100	0.0
457,542 (2)(4)	JP Morgan Mortgage Trust 2018-4 B2, 3.726%, 10/25/2048	447,301	0.0
1,850,683 (2)(4)	JP Morgan Mortgage Trust 2018-5 A13, 3.500%, 10/25/2048	1,798,223	0.1
134,388 (2)(4)	JP Morgan Mortgage Trust 2018-6 1A10, 3.500%, 12/25/2048	134,265	0.0
264,961 (2)(4)	JP Morgan Mortgage Trust 2018-8 A3, 4.000%, 01/25/2049	265,604	0.0
7,963,048 (2)(4)	JP Morgan Mortgage Trust 2018-8 B1, 4.108%, 01/25/2049	7,906,732	0.3
3,711,079 (2)(4)	JP Morgan Mortgage Trust 2018-8 B2, 4.108%, 01/25/2049	3,675,661	0.2
939,857 (2)(4)	JP Morgan Mortgage Trust 2018-9 B2, 4.263%, 02/25/2049	905,780	0.0
1,857,552 (2)(4)	JP Morgan Mortgage Trust 2018-9 B3, 4.263%, 02/25/2049	1,785,250	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
313,332 (2)(4)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	$314,328	0.0
141,476 (2)(4)	JP Morgan Mortgage Trust 2019-3 A3, 4.000%, 09/25/2049	141,704	0.0
772,847 (2)(4)	JP Morgan Mortgage Trust 2019-5 A3, 4.000%, 11/25/2049	774,375	0.0
2,848,356 (2)(4)	JP Morgan Mortgage Trust 2019-5 B1, 4.482%, 11/25/2049	2,851,019	0.1
4,752,801 (2)(4)	JP Morgan Mortgage Trust 2019-5 B2, 4.482%, 11/25/2049	4,752,733	0.2
167,313 (2)(4)	JP Morgan Mortgage Trust 2019-6 A3, 3.500%, 12/25/2049	167,356	0.0
2,853,654 (2)(4)	JP Morgan Mortgage Trust 2019-6 B1, 4.256%, 12/25/2049	2,797,272	0.1
6,182,917 (2)(4)	JP Morgan Mortgage Trust 2019-6 B2, 4.256%, 12/25/2049	6,191,253	0.3
944,070 (2)(4)	JP Morgan Mortgage Trust 2019-7 B3A, 3.260%, 02/25/2050	903,149	0.0
580,056 (2)(4)	JP Morgan Mortgage Trust 2019-8 A15, 3.500%, 03/25/2050	579,555	0.0
954,863 (2)(4)	JP Morgan Mortgage Trust 2019-8 B3A, 3.438%, 03/25/2050	924,493	0.0
3,796,616 (2)(4)	JP Morgan Mortgage Trust 2019-INV1 B2, 5.015%, 10/25/2049	3,784,008	0.2
356,211 (2)(4)	JP Morgan Mortgage Trust 2019-INV2 A15, 3.500%, 02/25/2050	355,672	0.0
4,034,061 (2)(4)	JP Morgan Mortgage Trust 2019-INV3 B3, 4.409%, 05/25/2050	3,916,669	0.2
236,126 (2)(4)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	236,231	0.0
1,878,557 (2)(4)	JP Morgan Mortgage Trust 2019-LTV2 B2, 4.745%, 12/25/2049	1,869,296	0.1
1,904,265 (2)(4)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.745%, 12/25/2049	1,893,468	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,679,635 (2)(4)	JP Morgan Mortgage Trust 2019-LTV3 B2, 4.459%, 03/25/2050	$2,632,177	0.1
6,237,288 (2)(4)	JP Morgan Mortgage Trust 2019-LTV3 B3, 4.459%, 03/25/2050	6,119,352	0.3
358,584 (2)(4)	JP Morgan Mortgage Trust 2020-2 A15, 3.500%, 07/25/2050	355,791	0.0
2,993,896 (2)(4)	JP Morgan Mortgage Trust 2020-3 B2, 3.866%, 08/25/2050	2,846,129	0.1
4,819,690 (2)(4)	JP Morgan Mortgage Trust 2020-4 B1, 3.680%, 11/25/2050	4,608,907	0.2
1,735,088 (2)(4)	JP Morgan Mortgage Trust 2020-4 B2, 3.680%, 11/25/2050	1,655,051	0.1
295,965 (2)(4)	JP Morgan Mortgage Trust 2020-LTV1 A15, 3.500%, 06/25/2050	296,299	0.0
1,528,957 (2)(4)	JP Morgan Mortgage Trust 2020-LTV1 A5, 3.500%, 06/25/2050	1,530,680	0.1
2,530,886 (2)(4)	JP Morgan Mortgage Trust 2022-2 B3, 3.138%, 08/25/2052	2,182,977	0.1
680,931 (2)(4)	JP Morgan Trust 2015-3 B3, 3.598%, 05/25/2045	672,356	0.0
1,327,529 (2)(4)	JP Morgan Trust 2015-3 B4, 3.598%, 05/25/2045	1,319,277	0.1
1,460,564,398 (2)(5)	L Street Securities 2017-PM1 XIO, 0.010%, 10/25/2048	1,647,517	0.1
74,310	Lehman XS Trust Series 2005-5N 1A2, 0.817%, (US0001M + 0.360)%, 11/25/2035	72,066	0.0
1,867,439 (2)(4)	Mello Mortgage Capital Acceptance 2021-MTG3 B3, 2.909%, 07/01/2051	1,632,061	0.1
2,863,568 (2)(4)	Mello Mortgage Capital Acceptance 2022-INV1 B3, 3.329%, 03/25/2052	2,530,836	0.1
2,000,000 (2)(4)	MFA 2021-INV2 M1 Trust, 3.199%, 11/25/2056	1,827,838	0.1
655,000	Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 2.257%, (US0001M + 1.800)%, 09/25/2035	666,192	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,069,326	Morgan Stanley Mortgage Loan Trust 2006-9AR A2, 0.757%, (US0001M + 0.150)%, 08/25/2036	$383,877	0.0
6,000,000 (2)	Mortgage Insurance-Linked Notes 2021-3 M1B, 2.999%, (SOFR30A + 2.900)%, 02/25/2034	5,802,671	0.2
371,762 (2)(4)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	371,801	0.0
1,300,000 (2)	Oaktown Re VII Ltd. 2021-2 M1C, 3.449%, (SOFR30A + 3.350)%, 04/25/2034	1,252,549	0.1
371,179 (2)(4)	OBX 2019-EXP3 1A9 Trust, 3.500%, 10/25/2059	366,673	0.0
502,239 (2)(4)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	501,094	0.0
348,736 (2)(4)	OBX 2020-INV1 A21 Trust, 3.500%, 12/25/2049	346,943	0.0
2,257,824 (2)(4)	Oceanview Mortgage Trust 2021-1 B3, 2.733%, 05/25/2051	1,965,869	0.1
20,421	Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	18,729	0.0
212,378 (2)(4)	PSMC 2019-3 A12 Trust, 3.500%, 11/25/2049	212,667	0.0
6,856,000 (2)	Radnor RE 2021-1 M1C Ltd., 2.799%, (SOFR30A + 2.700)%, 12/27/2033	6,467,534	0.3
3,653,479 (2)(4)	RCKT Mortgage Trust 2019-1 B1A, 3.834%, 09/25/2049	3,591,609	0.2
2,372,106 (2)(4)	RCKT Mortgage Trust 2019-1 B2A, 3.834%, 09/25/2049	2,321,874	0.1
1,597,669 (2)(4)	RCKT Mortgage Trust 2020-1 B2A, 3.488%, 02/25/2050	1,528,796	0.1
2,742,300 (2)(4)	RCKT Mortgage Trust 2021-4 A21, 2.500%, 09/25/2051	2,518,050	0.1
5,559,335 (2)(4)	RCKT Mortgage Trust 2021-6 B3, 2.795%, 12/25/2051	4,740,218	0.2
1,017,115 (2)	Sequoia Mortgage Trust 2013-9 B2, 3.500%, 07/25/2043	1,013,455	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
671,489 (2)(4)	Sequoia Mortgage Trust 2015-1 B1, 3.916%, 01/25/2045	$667,572	0.0
1,486,886 (2)(4)	Sequoia Mortgage Trust 2017-1 B2, 3.612%, 02/25/2047	1,447,582	0.1
1,143,939 (2)(4)	Sequoia Mortgage Trust 2018-6 B1, 4.176%, 07/25/2048	1,128,051	0.1
549,996 (2)(4)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.472%, 03/25/2048	531,895	0.0
1,678,753 (2)(4)	Sequoia Mortgage Trust 2019-2 B2, 4.262%, 06/25/2049	1,634,126	0.1
1,587,410 (2)(4)	Sequoia Mortgage Trust 2019-2 B3, 4.262%, 06/25/2049	1,535,190	0.1
2,055,880 (2)(4)	Sequoia Mortgage Trust 2019-5 B2, 3.738%, 12/25/2049	1,983,208	0.1
2,056,825 (2)(4)	Sequoia Mortgage Trust 2019-5 B3, 3.738%, 12/25/2049	1,979,327	0.1
946,641 (2)(4)	Sequoia Mortgage Trust 2019-CH1 B2B, 4.914%, 03/25/2049	945,400	0.0
288,654 (2)(4)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	290,062	0.0
300,542 (2)(4)	Sequoia Mortgage Trust 2019-CH3 A13, 4.000%, 09/25/2049	301,939	0.0
1,908,039 (2)(4)	Sequoia Mortgage Trust 2019-CH3 B1B, 4.529%, 09/25/2049	1,852,829	0.1
227,153 (2)(4)	Sequoia Mortgage Trust 2020-1 A1, 3.500%, 02/25/2050	224,238	0.0
1,452,042 (2)(4)	Sequoia Mortgage Trust 2020-2 B3, 3.662%, 03/25/2050	1,391,065	0.1
568,063 (2)(4)	Sequoia Mortgage Trust 2021-3 B3, 2.654%, 05/25/2051	498,949	0.0
1,233,549 (2)(4)	Sequoia Mortgage Trust 2021-5 B3, 3.054%, 07/25/2051	1,097,498	0.1
1,118,373 (2)(4)	Sequoia Mortgage Trust 2022-1 B3, 2.949%, 02/25/2052	990,176	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,271,402 (2)(4)	Shellpoint Co-Originator Trust 2017-2 B2, 3.665%, 10/25/2047	$2,275,101	0.1
3,011,158 (2)(4)	Shellpoint Co-Originator Trust 2017-2 B3, 3.665%, 10/25/2047	3,009,376	0.1
2,000,000 (2)(4)	Starwood Mortgage Residential Trust 2022-2 M1, 4.200%, 02/25/2067	1,971,876	0.1
42,604 (4)	Structured Adjustable Rate Mortgage Loan Trust 2005-4 3A1, 2.493%, 03/25/2035	41,654	0.0
2,524,164 (2)(4)	UWM Mortgage Trust 2021-INV4 B3, 3.234%, 12/25/2051	2,263,448	0.1
65,906 (4)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.469%, 10/25/2036	63,792	0.0
148,412 (4)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 2.636%, 06/25/2034	148,901	0.0
997,636 (4)	WaMu Mortgage Pass-Through Certificates Series 2004-AR7 A6, 2.553%, 07/25/2034	1,000,871	0.0
76,309,302 (4)(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR1 X Trust, 1.678%, 01/25/2045	276,453	0.0
156,164 (4)	WaMu Mortgage Pass-Through Certificates Series 2005-AR10 1A3, 2.943%, 09/25/2035	154,924	0.0
28,678,317 (4)(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR2 X Trust, 1.883%, 01/25/2045	660,877	0.0
13,131 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.987%, 10/25/2036	13,053	0.0
84,686 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A3, 2.567%, 11/25/2036	82,340	0.0
325,456 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 2.567%, 11/25/2036	316,441	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
44,492 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.854%, 08/25/2046	$43,724	0.0
77,430 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.030%, 12/25/2036	76,444	0.0
402,273 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 2.921%, 03/25/2037	371,662	0.0
8,574 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.714%, 04/25/2037	8,422	0.0
50,896 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 2.950%, 07/25/2037	50,591	0.0
497,220	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 1.357%, (US0001M + 0.900)%, 11/25/2035	466,695	0.0
527,230	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A9, 6.000%, 11/25/2035	527,194	0.0
447,348	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	411,238	0.0
594,573	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/2035	581,043	0.0
106,463	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	105,218	0.0
666,576	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-5 2CB2, 1.057%, (US0001M + 0.600)%, 07/25/2036	380,373	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,723,157	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR5 3A Trust, 1.081%, (12MTA + 0.940)%, 07/25/2046	$1,158,665	0.1
713,252	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.101%, (12MTA + 0.960)%, 08/25/2046	490,073	0.0
26,593	Wells Fargo Alternative Loan 2007-PA2 2A1, 0.887%, (US0001M + 0.430)%, 06/25/2037	21,599	0.0
510,595 (4)	Wells Fargo Mortgage Backed Securities 2006-AR12 1A1, 2.244%, 09/25/2036	487,026	0.0
106,523 (4)	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 2.868%, 12/28/2037	105,050	0.0
1,368,048 (2)(4)	Wells Fargo Mortgage Backed Securities 2018-1 B3, 3.681%, 07/25/2047	1,319,499	0.1
1,536,957 (2)(4)	Wells Fargo Mortgage Backed Securities 2019-4 B3 Trust, 3.523%, 09/25/2049	1,449,220	0.1
1,944,019 (2)(4)	Wells Fargo Mortgage Backed Securities 2020-1 B3 Trust, 3.377%, 12/25/2049	1,797,512	0.1
2,880,215 (2)(4)	Wells Fargo Mortgage Backed Securities 2020-4 B2 Trust, 3.179%, 07/25/2050	2,668,867	0.1
1,988,586 (2)(4)	Wells Fargo Mortgage Backed Securities 2021-1 B3 Trust, 2.720%, 12/25/2050	1,692,441	0.1
437,284 (2)(4)	WinWater Mortgage Loan Trust 2015-5 B4, 3.762%, 08/20/2045	419,631	0.0
	Total Collateralized Mortgage Obligations (Cost $579,755,612)	556,685,425	22.6

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: 17.2%
1,290,000 (2)(6)	BAMLL Re-REMIC Trust 2015-FRR11 CK25, 0.000%, 09/27/2045	$1,257,897	0.1
6,700,000 (2)	BANK 2017-BNK4 E, 3.357%, 05/15/2050	4,873,320	0.2
5,320,000 (2)(4)(5)	BANK 2017-BNK4 XE, 1.453%, 05/15/2050	326,469	0.0
4,380,000 (2)	BANK 2017-BNK6 D, 3.100%, 07/15/2060	3,773,016	0.2
1,600,000 (2)(4)	BANK 2017-BNK6 E, 2.643%, 07/15/2060	1,091,869	0.0
16,600,000 (2)(4)(5)	BANK 2017-BNK6 XE, 1.500%, 07/15/2060	1,095,401	0.0
50,630,782 (4)(5)	BANK 2019-BN17 XA, 1.027%, 04/15/2052	2,987,955	0.1
9,990,195 (4)(5)	BANK 2019-BNK16 XA, 0.944%, 02/15/2052	505,373	0.0
29,136,414 (4)(5)	Bank 2019-BNK19 XA, 0.954%, 08/15/2061	1,667,617	0.1
58,237,348 (4)(5)	BANK 2019-BNK22 XA, 0.598%, 11/15/2062	2,215,005	0.1
4,590,000 (2)	BANK 2020-BNK25 D, 2.500%, 01/15/2063	3,657,051	0.1
10,764,615 (4)(5)	BBCMS Trust 2021-C10 XA, 1.306%, 07/15/2054	954,995	0.0
103,442,858 (4)(5)	Benchmark 2018-B7 XA Mortgage Trust, 0.434%, 05/15/2053	2,212,384	0.1
52,905,891 (4)(5)	Benchmark 2019-B10 XA Mortgage Trust, 1.225%, 03/15/2062	3,354,879	0.1
42,285,000 (2)(4)(5)	BENCHMARK 2019-B10 XB Mortgage Trust, 0.900%, 03/15/2062	2,375,948	0.1
43,618,110 (4)(5)	Benchmark 2019-B12 XA Mortgage Trust, 1.061%, 08/15/2052	2,261,547	0.1
1,270,000 (2)	Benchmark 2019-B14 D Mortgage Trust, 2.500%, 12/15/2062	1,001,010	0.0
3,090,000 (2)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	2,600,250	0.1
7,330,000 (2)(4)(5)	Benchmark 2019-B9 XD Mortgage Trust, 2.002%, 03/15/2052	842,647	0.0
2,440,000 (2)	Benchmark 2020-B18 AGNE Mortgage Trust, 3.759%, 07/15/2053	2,213,078	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,741,000 (2)	Benchmark 2020-B18 AGNF Mortgage Trust, 4.139%, 07/15/2053	$1,561,025	0.1
17,475,198 (4)(5)	Benchmark 2021-B24 XA Mortgage Trust, 1.154%, 03/15/2054	1,315,231	0.1
9,932,753 (4)(5)	Benchmark 2021-B28 XA Mortgage Trust, 1.289%, 08/15/2054	878,871	0.0
2,653,000 (2)(6)	BMD2 Re-Remic Trust 2019-FRR1 3AB, 0.000%, 05/25/2052	1,892,792	0.1
8,069,000 (2)(4)	BMD2 Re-Remic Trust 2019-FRR1 5B13, 2.209%, 05/25/2052	6,418,964	0.3
3,002,000 (2)(4)	BMD2 Re-Remic Trust 2019-FRR1 6B10, 2.521%, 05/25/2052	2,444,872	0.1
4,500,000 (2)	BPR Trust 2021-WILL D, 5.397%, (US0001M + 5.000%), 06/15/2038	4,372,705	0.2
3,710,000 (2)(4)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	3,236,398	0.1
91,733,807 (4)(5)	Cantor Commercial Real Estate Lending 2019-CF1 XA, 1.137%, 05/15/2052	5,187,042	0.2
38,346,695 (4)(5)	Cantor Commercial Real Estate Lending 2019-CF2 XA, 1.194%, 11/15/2052	2,517,388	0.1
6,941,969 (4)(5)	CD 2016-CD1 Mortgage Trust XA, 1.376%, 08/10/2049	313,292	0.0
14,660,000 (2)(4)(5)	CD 2016-CD1 Mortgage Trust XB, 0.703%, 08/10/2049	381,760	0.0
1,000,000 (2)(4)	Citigroup Commercial Mortgage Trust 2013-GC17 D, 5.102%, 11/10/2046	926,767	0.0
4,126,000 (2)(4)	Citigroup Commercial Mortgage Trust 2014-GC19 E, 4.591%, 03/10/2047	3,970,444	0.2
6,030,000 (2)(4)	Citigroup Commercial Mortgage Trust 2014-GC19 F, 3.665%, 03/10/2047	4,134,492	0.2
2,130,000 (2)(4)	Citigroup Commercial Mortgage Trust 2016-C2 E, 4.432%, 08/10/2049	1,633,964	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
12,040,000 (2)(4)	Citigroup Commercial Mortgage Trust 2016-P4 E, 4.694%, 07/10/2049	$8,265,955	0.3
5,790,000 (2)(4)	Citigroup Commercial Mortgage Trust 2016-P4 F, 4.694%, 07/10/2049	3,322,620	0.1
5,680,000 (2)	Citigroup Commercial Mortgage Trust 2016-P5 D, 3.000%, 10/10/2049	4,811,491	0.2
26,253,769 (4)(5)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.081%, 10/12/2050	1,014,406	0.0
33,791,305 (4)(5)	Citigroup Commercial Mortgage Trust 2019-C7 XA, 0.873%, 12/15/2072	1,778,055	0.1
40,775,545 (4)(5)	Citigroup Commercial Mortgage Trust 2019-GC41 XA, 1.055%, 08/10/2056	2,314,905	0.1
3,000,000 (4)	COMM 2012-CCRE2 C Mortgage Trust, 4.837%, 08/15/2045	2,985,543	0.1
8,759,176 (4)(5)	COMM 2012-CR3 XA, 1.824%, 10/15/2045	26,803	0.0
843,635 (4)(5)	COMM 2012-CR4 XA, 1.685%, 10/15/2045	3,222	0.0
6,391,791 (2)(4)(5)	COMM 2012-LTRT XA, 0.827%, 10/05/2030	169	0.0
1,670,000 (2)(4)	COMM 2013-CR10 E Mortgage Trust, 4.901%, 08/10/2046	1,591,197	0.1
3,460,000 (2)(4)	COMM 2013-CR10 F Mortgage Trust, 4.901%, 08/10/2046	3,134,141	0.1
5,070,000 (2)(4)	COMM 2013-GAM F, 3.418%, 02/10/2028	4,617,167	0.2
2,611,000 (2)(4)	COMM 2013-LC6 D Mortgage Trust, 4.289%, 01/10/2046	2,563,958	0.1
9,745,869 (4)(5)	COMM 2016-COR1 XA, 1.311%, 10/10/2049	443,589	0.0
2,515,437 (4)(5)	COMM 2016-CR28 XA, 0.709%, 02/10/2049	49,479	0.0
19,883,084 (4)(5)	COMM 2017-COR2 XA, 1.164%, 09/10/2050	1,000,062	0.0
5,725,000 (2)(4)	COMM 2020-CBM F Mortgage Trust, 3.633%, 02/10/2037	5,157,894	0.2
2,792,000 (2)	CSAIL 2020-C19 E Commercial Mortgage Trust, 2.500%, 03/15/2053	2,218,326	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
607,917 (2)	CSWF 2021-SOP2 D, 2.713%, (US0001M + 2.317%), 06/15/2034	$589,873	0.0
1,532,635 (2)	CSWF 2021-SOP2 E, 3.763%, (US0001M + 3.367%), 06/15/2034	1,488,399	0.1
2,588,978 (2)(7)	DBUBS 2011-LC2A F Mortgage Trust, 3.881%, (US0001M + 3.650%), 07/10/2044	2,585,841	0.1
20,134,457 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K109 X1, 1.582%, 04/25/2030	2,089,318	0.1
2,447,255 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K-1521 X1, 0.981%, 08/25/2036	248,466	0.0
760,672 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K715 X3, 3.619%, 02/25/2041	1,985	0.0
33,780,000 (2)(6)	FREMF 2016-K55 D Mortgage Trust, 0.000%, 04/25/2049	25,587,982	1.0
8,502,000 (2)(6)	FREMF 2016-K60 D Mortgage Trust, 0.000%, 12/25/2049	6,221,632	0.3
1,721,516 (2)	FREMF 2018-KBF2 C Mortgage Trust, 4.741%, (US0001M + 4.500%), 10/25/2025	1,731,111	0.1
2,739,814 (2)	FREMF 2019-KBF3 C Mortgage Trust, 4.991%, (US0001M + 4.750%), 01/25/2029	2,734,679	0.1
14,878,000 (2)(6)	FREMF 2019-KG01 C Mortgage Trust, 0.000%, 05/25/2029	9,101,146	0.4
189,741,930 (2)(5)	FREMF 2019-KG01 X2A Mortgage Trust, 0.100%, 04/25/2029	752,839	0.0
21,120,000 (2)(5)	FREMF 2019-KG01 X2B Mortgage Trust, 0.100%, 05/25/2029	104,776	0.0
2,000,000 (2)(4)	FRR Re-REMIC Trust 2018-C1 B725, 2.964%, 02/27/2050	1,923,691	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,268,740 (2)(4)(8)	FRR Re-REMIC Trust 2018-C1 C725, 0.000%, 02/27/2050	$1,155,697	0.0
2,648,000 (2)	GAM RE-REMIC TR 2021-FFR2 BK44, 2.071%, 09/27/2051	2,395,735	0.1
2,975,000 (2)	GAM RE-REMIC TR 2021-FFR2 BK78, 2.435%, 09/27/2051	2,470,147	0.1
2,263,000 (2)(6)	GAM RE-REMIC TR 2021-FFR2 C730, 0.000%, 09/27/2051	1,934,298	0.1
2,751,000 (2)(6)	GAM RE-REMIC TR 2021-FFR2 CK44, 0.000%, 09/27/2051	2,288,086	0.1
2,238,000 (2)	GAM RE-REMIC TR 2021-FFR2 CK49, 1.079%, 09/27/2051	1,925,923	0.1
1,900,000 (2)(6)	GAM RE-REMIC TR 2021-FFR2 CK78, 0.000%, 09/27/2051	1,252,570	0.1
2,263,000 (2)(6)	GAM RE-REMIC TR 2021-FFR2 D730, 0.000%, 09/27/2051	1,882,202	0.1
2,237,000 (2)(6)	GAM RE-REMIC TR 2021-FFR2 DK49, 0.000%, 09/27/2051	1,790,446	0.1
3,000,000 (2)	GAM Re-REMIC Trust 2021-FRR1 2D, 1.410%, 11/29/2050	2,004,673	0.1
4,690,000 (2)(5)	GAM Resecuritization Trust 2022-FRR3 BK47, 2.038%, 01/29/2052	3,997,083	0.2
3,192,000 (2)(8)	GAM Resecuritization Trust 2022-FRR3 BK61, 0.730%, 01/29/2052	2,569,861	0.1
3,476,000 (2)(8)	GAM Resecuritization Trust 2022-FRR3 BK89, 1.130%, 01/27/2052	2,483,062	0.1
1,815,000 (2)(8)	GAM Resecuritization Trust 2022-FRR3 C728, 0.420%, 08/27/2050	1,611,388	0.1
1,850,000 (2)(8)	GAM Resecuritization Trust 2022-FRR3 CK47, 0.580%, 05/27/2048	1,589,724	0.1
2,238,000 (2)(8)	GAM Resecuritization Trust 2022-FRR3 CK61, 0.970%, 11/27/2049	1,712,415	0.1
1,563,000 (2)(5)	GAM Resecuritization Trust 2022-FRR3 CK71, 1.411%, 01/29/2052	1,221,454	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,820,000 (2)(8)	GAM Resecuritization Trust 2022-FRR3 CK89, 1.320%, 01/27/2052	$1,227,749	0.1
1,816,000 (2)(8)	GAM Resecuritization Trust 2022-FRR3 D728, 0.490%, 01/29/2052	1,568,457	0.1
2,453,000 (2)(8)	GAM Resecuritization Trust 2022-FRR3 DK27, 0.150%, 12/27/2045	2,367,363	0.1
1,462,000 (2)(8)	GAM Resecuritization Trust 2022-FRR3 DK41, 0.510%, 10/27/2047	1,283,664	0.1
1,849,000 (2)(8)	GAM Resecuritization Trust 2022-FRR3 DK47, 0.670%, 05/27/2048	1,552,602	0.1
610,000 (2)(8)	GAM Resecuritization Trust 2022-FRR3 EK27, 0.210%, 12/27/2045	580,754	0.0
974,000 (2)(8)	GAM Resecuritization Trust 2022-FRR3 EK41, 0.580%, 01/29/2052	819,647	0.0
2,000,000 (2)	GS Mortgage Securities Corp. II 2018-RIVR F, 2.497%, (US0001M + 2.100%), 07/15/2035	1,834,816	0.1
15,518,000 (2)(4)	GS Mortgage Securities Trust 2012-GCJ7 E, 5.000%, 05/10/2045	13,857,105	0.6
1,330,000 (2)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	844,138	0.0
15,318,617 (4)(5)	GS Mortgage Securities Trust 2019-GC38 XA, 0.955%, 02/10/2052	812,898	0.0
40,784,719 (4)(5)	GS Mortgage Securities Trust 2019-GC40 XA, 1.083%, 07/10/2052	2,360,444	0.1
84,253,339 (4)(5)	GS Mortgage Securities Trust 2019-GSA1 XA, 0.826%, 11/10/2052	4,291,823	0.2
180,000 (2)(4)	IMT Trust 2017-APTS EFX, 3.497%, 06/15/2034	172,243	0.0
5,910,000 (2)(4)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT FFX, 5.542%, 07/05/2033	5,839,802	0.2
5,440,000 (2)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-MFP E, 2.557%, (US0001M + 2.160%), 07/15/2036	5,300,338	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
6,150,000 (2)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 F, 3.873%, 07/15/2046	$5,861,794	0.2
5,000,000 (2)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	4,666,348	0.2
282,365 (2)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 D, 5.735%, 08/15/2046	281,116	0.0
1,635,159 (4)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 0.784%, 06/15/2045	39	0.0
2,000,000 (4)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 D, 4.096%, 12/15/2047	1,968,976	0.1
5,500,000 (2)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 E, 3.500%, 12/15/2047	5,029,382	0.2
3,630,000 (2)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 E, 3.986%, 01/15/2046	3,438,861	0.1
7,470,000 (2)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 F, 3.986%, 01/15/2046	6,187,941	0.3
3,810,000 (2)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.862%, 12/05/2038	3,363,904	0.1
3,640,000 (2)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP F, 3.862%, 12/05/2038	3,105,181	0.1
1,000,000 (2)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.192%, 11/15/2045	998,543	0.0
2,549,000 (2)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C17 D, 4.886%, 01/15/2047	2,422,154	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
9,560,000 (2)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C17 E, 3.867%, 01/15/2047	$8,133,381	0.3
2,200,000 (2)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C17 F, 3.867%, 01/15/2047	1,774,753	0.1
1,000,000 (2)(4)	JPMBB Commercial Mortgage Securities Trust 2014-C19 D, 4.654%, 04/15/2047	963,702	0.0
1,405,000 (4)	JPMBB Commercial Mortgage Securities Trust 2014-C21 C, 4.642%, 08/15/2047	1,366,140	0.1
45,448,366 (4)(5)	JPMBB Commercial Mortgage Securities Trust 2015-C27 XA, 1.141%, 02/15/2048	1,180,230	0.0
48,447,954 (4)(5)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 0.961%, 10/15/2048	1,003,381	0.0
10,271,339 (2)(4)(5)	LSTAR Commercial Mortgage Trust 2017-5 X, 0.790%, 03/10/2050	245,335	0.0
4,472,490 (2)	MBRT 2019-MBR H1, 4.647%, (US0001M + 4.000%), 11/15/2036	4,382,966	0.2
2,817,000 (2)(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6 E, 4.586%, 11/15/2045	2,704,028	0.1
6,737,000 (2)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 F, 3.707%, 11/15/2046	5,142,908	0.2
10,811,924 (4)(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 XA, 0.942%, 11/15/2046	117,361	0.0
12,590,282 (4)(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 0.959%, 12/15/2047	245,085	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
3,180,000	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25 D, 3.068%, 10/15/2048	$2,861,698	0.1
560,000 (2)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26 D, 3.060%, 10/15/2048	502,201	0.0
15,228,414 (4)(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34 XA, 0.776%, 11/15/2052	467,161	0.0
5,970,000 (2)(7)	Morgan Stanley Capital I Trust 2011-C1 K, 4.193%, 09/15/2047	479,034	0.0
4,268,000 (2)(7)	Morgan Stanley Capital I Trust 2011-C1 L, 4.193%, 09/15/2047	71,385	0.0
2,021,315 (2)(7)	Morgan Stanley Capital I Trust 2011-C1 M, 4.193%, 09/15/2047	15,012	0.0
4,841,000 (2)(4)	Morgan Stanley Capital I Trust 2016-BNK2 D, 3.000%, 11/15/2049	3,983,169	0.2
25,660,000 (2)(4)(5)	Morgan Stanley Capital I Trust 2018-L1 XD, 1.794%, 10/15/2051	2,503,556	0.1
22,462,819 (4)(5)	Morgan Stanley Capital I Trust 2021-L6 XA, 1.236%, 06/15/2054	1,754,966	0.1
910,000	Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	755,374	0.0
38,009,233 (4)(5)	Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.777%, 12/15/2050	1,315,424	0.1
13,000,000 (2)	Prima Capital CRE Securitization 2019-7A D Ltd., 4.250%, 12/25/2050	11,723,751	0.5
1,000,000 (2)(4)	UBS Commercial Mortgage Trust 2017-C5, 4.310%, 11/15/2050	898,204	0.0
24,315,804 (4)(5)	UBS Commercial Mortgage Trust 2019-C16 XA, 1.549%, 04/15/2052	1,935,737	0.1
1,900,000 (2)(4)	UBS-Barclays Commercial Mortgage Trust 2012-C4 D, 4.461%, 12/10/2045	1,753,798	0.1
3,240,000 (2)(4)	UBS-Barclays Commercial Mortgage Trust 2012-C4 E, 4.461%, 12/10/2045	2,458,848	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,940,000 (2)	Wells Fargo Commercial Mortgage Trust 2015-NXS3 D, 3.153%, 09/15/2057	$5,429,522	0.2
78,780,000 (4)(5)	Wells Fargo Commercial Mortgage Trust 2016-NXS6 XB, 0.582%, 11/15/2049	1,794,884	0.1
20,138,880 (4)(5)	Wells Fargo Commercial Mortgage Trust 2017-C40 XA, 0.926%, 10/15/2050	719,878	0.0
37,751,131 (4)(5)	Wells Fargo Commercial Mortgage Trust 2019-C52 XA, 1.591%, 08/15/2052	3,264,820	0.1
2,500,000 (2)	Wells Fargo Commercial Mortgage Trust 2021-C59 C, 2.500%, 04/15/2054	1,880,051	0.1
19,320,444 (4)(5)	Wells Fargo Commercial Mortgage Trust 2021-C59 E, 1.548%, 04/15/2054	1,943,065	0.1
7,735,000 (2)(4)	West Town Mall Trust 2017-KNOX E, 4.347%, 07/05/2030	7,612,959	0.3
1,500,000 (2)(4)	WFLD 2014-MONT D Mortgage Trust, 3.755%, 08/10/2031	1,162,699	0.0
211,165 (2)(4)(5)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.687%, 08/15/2045	10	0.0
2,472,461 (2)(4)(5)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 1.852%, 11/15/2045	8,576	0.0
9,230,000 (2)(4)	WFRBS Commercial Mortgage Trust 2013-C11 E, 4.238%, 03/15/2045	8,568,947	0.3
960,000 (2)(4)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.238%, 03/15/2045	822,254	0.0
10,350,000 (2)	WFRBS Commercial Mortgage Trust 2013-C12 E, 3.500%, 03/15/2048	9,410,554	0.4
5,950,000 (2)	WFRBS Commercial Mortgage Trust 2013-C12 F, 3.500%, 03/15/2048	5,275,719	0.2
2,729,789 (2)(4)(5)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.088%, 03/15/2048	17,472	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
9,000,000 (2)(4)	WFRBS Commercial Mortgage Trust 2013-C17 D, 5.032%, 12/15/2046	$8,728,482	0.4
760,000 (2)	WFRBS Commercial Mortgage Trust 2013-C17 E, 3.500%, 12/15/2046	688,988	0.0
3,000,000 (2)	WFRBS Commercial Mortgage Trust 2013-C17 F, 3.500%, 12/15/2046	2,401,131	0.1
23,534,539 (4)(5)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 0.943%, 03/15/2046	277,830	0.0
2,000,000 (4)	WFRBS Commercial Mortgage Trust 2014-C21 C, 4.234%, 08/15/2047	1,932,908	0.1
1,900,000 (2)	WFRBS Commercial Mortgage Trust 2014-C21 D, 3.497%, 08/15/2047	1,701,674	0.1
	Total Commercial Mortgage-Backed Securities (Cost $452,350,794)	423,618,295	17.2
U.S. TREASURY OBLIGATIONS: 3.5%
	U.S. Treasury Bonds: 0.1%
1,000	1.250%, 05/15/2050	747	0.0
7,900	1.625%, 11/15/2050	6,483	0.0
1,039,000 (1)	2.375%, 02/15/2042	1,002,473	0.1
		1,009,703	0.1
	U.S. Treasury Notes: 3.4%
1,558,000	0.125%, 05/31/2023	1,526,505	0.1
3,600,000	0.250%, 06/15/2024	3,434,203	0.1
858,000	0.375%, 09/30/2027	766,167	0.0
3,638,200	0.500%, 11/30/2023	3,536,799	0.1
6,348,300	0.875%, 01/31/2024	6,187,609	0.3
7,000	1.125%, 02/15/2031	6,322	0.0
3,137,700	1.250%, 11/30/2026	2,969,110	0.1
725,000	1.250%, 09/30/2028	672,919	0.0
5,979,000 (1)	1.500%, 02/29/2024	5,892,351	0.2
7,367,100 (1)	1.500%, 01/31/2027	7,041,336	0.3
4,855,000	1.750%, 03/15/2025	4,752,590	0.2
6,638,000 (1)	1.875%, 02/28/2027	6,461,160	0.3
Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	U.S. Treasury Notes (continued)
6,338,000 (1)	1.875%, 02/28/2029	$6,119,636	0.3
17,124,000	2.250%, 03/31/2024	17,101,592	0.7
2,776,000	2.375%, 03/31/2029	2,768,193	0.1
15,044,000	2.500%, 03/31/2027	15,078,084	0.6
		84,314,576	3.4
	Total U.S. Treasury Obligations (Cost $86,917,181)	85,324,279	3.5
ASSET-BACKED SECURITIES: 13.2%
	Automobile Asset-Backed Securities: 1.1%
2,450,000	AmeriCredit Automobile Receivables Trust 2019-3 D, 2.580%, 09/18/2025	2,440,562	0.1
4,400,000	AmeriCredit Automobile Receivables Trust 2020-1 D, 1.800%, 12/18/2025	4,294,829	0.2
3,000,000	Carmax Auto Owner Trust 2019-2 D, 3.410%, 10/15/2025	3,017,973	0.1
4,450,000	Santander Drive Auto Receivables Trust 2019- 2 D, 3.220%, 07/15/2025	4,468,858	0.2
6,000,000	Santander Drive Auto Receivables Trust 2019-3 D, 2.680%, 10/15/2025	6,022,874	0.2
2,650,000	Santander Drive Auto Receivables Trust 2021-3 D, 1.330%, 09/15/2027	2,539,635	0.1
3,800,000 (2)	Tesla Auto Lease Trust 2019-A C, 2.680%, 01/20/2023	3,809,451	0.2
		26,594,182	1.1
	Home Equity Asset-Backed Securities: 0.5%
2,407,109 (2)(4)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	2,218,342	0.1
2,884,880 (2)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A3, 7.250%, 02/25/2038	2,649,422	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Home Equity Asset-Backed Securities (continued)
340,566	GSAA Home Equity Trust 2006-3 A3, 1.057%, (US0001M + 0.300%), 03/25/2036	$216,088	0.0
2,173,618 (4)	GSAA Home Equity Trust 2006-4 4A3, 2.965%, 03/25/2036	1,632,273	0.1
881,170	GSAA Home Equity Trust 2007-1 1A1, 0.617%, (US0001M + 0.080%), 02/25/2037	329,467	0.0
894,940 (4)	GSAA Trust 2006-7 AF2, 5.995%, 03/25/2046	453,623	0.0
837,066 (4)	Morgan Stanley Mortgage Loan Trust 2007-10XS A2, 6.250%, 02/25/2037	498,637	0.0
416,799	Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 0.917%, (US0001M + 0.230%), 02/25/2037	408,818	0.0
3,792,554 (4)	Renaissance Home Equity Loan Trust 2004-4 MF2, 5.818%, 02/25/2035	3,490,783	0.2
		11,897,453	0.5
	Other Asset-Backed Securities: 10.7%
3,089,000 (2)(9)	Ajax Mortgage Loan Trust 2019-D A2, 3.500%, 09/25/2065	3,091,927	0.1
4,234,000 (2)	Ajax Mortgage Loan Trust 2019-F A2, 3.500%, 07/25/2059	4,114,063	0.2
2,500,000 (2)	AMMC CLO 16 Ltd. 2015-16A CR2, 2.188%, (US0003M + 1.950%), 04/14/2029	2,480,285	0.1
2,000,000 (2)	AMMC CLO XI Ltd. 2012-11A CR2, 2.199%, (US0003M + 1.900%), 04/30/2031	1,941,982	0.1
2,700,000 (2)	Apidos CLO XXIV 2016-24A BRR, 2.304%, (US0003M + 2.050%), 10/20/2030	2,643,791	0.1
2,900,000 (2)	Apidos CLO XXXIII 2020-33A CR, 2.159%, (US0003M + 1.900%), 10/24/2034	2,861,363	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,633,500 (2)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2I, 4.194%, 06/05/2049	$1,627,136	0.1
742,500 (2)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/05/2049	742,860	0.0
778,680 (2)	Aqua Finance Trust 2019-A A, 3.140%, 07/16/2040	770,504	0.0
750,000 (2)	Atrium CDO Corp. 12A CR, 1.909%, (US0003M + 1.650%), 04/22/2027	747,703	0.0
2,500,000 (2)	Atrium XIV LLC 14A A2BR, 2.304%, 08/23/2030	2,333,642	0.1
2,000,000 (2)	Babson CLO Ltd. 2018-3A C, 2.154%, (US0003M + 1.900%), 07/20/2029	1,985,212	0.1
2,000,000 (2)	Benefit Street Partners CLO V-B Ltd. 2018-5BA B, 2.404%, (US0003M + 2.150%), 04/20/2031	1,963,838	0.1
2,760,000 (2)	Benefit Street Partners CLO X Ltd. 2016-10A BRR, 2.404%, (US0003M + 2.150%), 04/20/2034	2,719,632	0.1
1,000,000 (2)	BlueMountain CLO 2013-2A CR, 2.209%, (US0003M + 1.950%), 10/22/2030	970,580	0.0
1,000,000 (2)	BlueMountain CLO 2015-4 CR Ltd., 2.154%, (US0003M + 1.900%), 04/20/2030	971,048	0.0
1,250,000 (2)	BlueMountain CLO Ltd. 2021-28A C, 2.241%, (US0003M + 2.000%), 04/15/2034	1,227,585	0.1
2,000,000 (2)	BlueMountain CLO XXIX Ltd. 2020-29A CR, 2.358%, (US0003M + 2.100%), 07/25/2034	1,977,192	0.1
4,000,000 (2)	Bristol Park CLO Ltd. 2016-1A CR, 2.191%, (US0003M + 1.950%), 04/15/2029	4,000,000	0.2
750,000 (2)	Buttermilk Park CLO Ltd. 2018-1A C, 2.341%, (US0003M + 2.100%), 10/15/2031	736,467	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,500,000 (2)	Carlyle US CLO 2016-4A BR Ltd., 2.354%, (US0003M + 2.100%), 10/20/2027	$1,474,491	0.1
1,000,000 (2)	Cent CLO C17A BR Ltd., 2.149%, (US0003M + 1.850%), 04/30/2031	981,010	0.0
5,900,000 (2)	CIFC Funding 2015-4A BR2 Ltd., 2.154%, (US0003M + 1.900%), 04/20/2034	5,829,047	0.2
7,500,000 (2)	CIFC Funding 2017-2A CR Ltd., 2.104%, (US0003M + 1.850%), 04/20/2030	7,391,332	0.3
5,500,000 (2)	CIFC Funding 2019-2A CR Ltd., 2.341%, (US0003M + 2.100%), 04/17/2034	5,526,829	0.2
997,727	Countrywide Asset-Backed Certificates 2005-AB2 M1, 1.162%, (US0001M + 0.705%), 09/25/2035	977,988	0.0
828,750 (2)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	831,241	0.0
438,750 (2)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	441,545	0.0
4,089,750 (2)	DB Master Finance LLC 2021-1A A23, 2.791%, 11/20/2051	3,677,296	0.2
3,000,000 (2)	Dewolf Park CLO Ltd. 2017-1A DR, 3.091%, (US0003M + 2.850%), 10/15/2030	2,938,497	0.1
568,500 (2)	Domino’s Pizza Master Issuer LLC 2015-1A A1II, 4.474%, 10/25/2045	573,807	0.0
1,056,000 (2)	Domino’s Pizza Master Issuer LLC 2017-1A A23, 4.118%, 07/25/2047	1,051,184	0.0
2,283,300 (2)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	2,303,547	0.1
3,479,000 (2)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	3,346,924	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,203,125 (2)	Driven Brands Funding LLC 2018-1A A2, 4.739%, 04/20/2048	$1,216,703	0.1
2,134,000 (2)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	2,134,047	0.1
2,750,000 (2)	Dryden 30 Senior Loan Fund 2013-30A DR, 3.106%, (US0003M + 2.600%), 11/15/2028	2,642,255	0.1
1,750,000 (2)	Dryden 55 CLO Ltd. 2018-55A C, 2.141%, (US0003M + 1.900%), 04/15/2031	1,715,528	0.1
5,000,000 (2)	Dryden 75 CLO Ltd. 2019-75A CR2, 2.041%, (US0003M + 1.800%), 04/15/2034	4,869,010	0.2
6,000,000 (2)	Dryden 86 CLO Ltd. 2020-86A DR, 3.441%, (US0003M + 3.200%), 07/17/2034	5,866,572	0.2
3,061,863 (2)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	3,037,733	0.1
867,503 (2)	Helios Issuer LLC 2018-1A A, 4.870%, 07/20/2048	869,514	0.0
3,537,678 (2)	Helios Issuer, LLC 2018-1A B, 7.710%, 07/20/2048	3,475,429	0.1
1,000,000 (2)	JG Wentworth XLII LLC 2018-2A B, 4.700%, 10/15/2077	1,023,261	0.0
1,600,000 (2)	Kayne CLO 10 Ltd. 2021-10A C, 2.009%, (US0003M + 1.750%), 04/23/2034	1,559,653	0.1
1,710,000 (2)	Kayne CLO I Ltd. 2018-1A CR, 1.991%, (US0003M + 1.750%), 07/15/2031	1,697,837	0.1
1,350,000 (2)	LCM XVIII L.P. 18A CR, 2.104%, (US0003M + 1.850%), 04/20/2031	1,311,942	0.1
1,000,000 (2)	LCM XX L.P. 20A-CR, 2.204%, (US0003M + 1.950%), 10/20/2027	999,699	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,800,000 (2)	LCM XXIV Ltd. 24A CR, 2.154%, (US0003M + 1.900%), 03/20/2030	$2,723,608	0.1
850,308 (2)	LCSS Financing 2018-A A LLC, 4.700%, 12/15/2062	820,310	0.0
1,000,000 (2)	Madison Park Funding XIII Ltd. 2014-13A CR2, 2.148%, (US0003M + 1.900%), 04/19/2030	987,772	0.0
2,500,000 (2)	Madison Park Funding XIX Ltd. 2015-19A B1R2, 2.109%, (US0003M + 1.850%), 01/22/2028	2,486,020	0.1
1,000,000 (2)	Magnetite VIII Ltd. 2014-8A CR2, 2.091%, (US0003M + 1.850%), 04/15/2031	989,568	0.0
905,848 (2)	Marlette Funding Trust 2018-4A C, 4.910%, 12/15/2028	906,537	0.0
2,000,000 (2)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	1,996,884	0.1
4,006,927 (2)	Marlette Funding Trust 2019-3A C, 3.790%, 09/17/2029	4,009,405	0.2
1,163,544 (2)	Marlette Funding Trust 2019-4A B, 2.950%, 12/17/2029	1,163,663	0.1
1,600,000 (2)	Marlette Funding Trust 2020-1A C, 2.800%, 03/15/2030	1,601,881	0.1
1,795,485 (2)	Mill City Solar Loan 2019-2GS A Ltd., 3.690%, 07/20/2043	1,787,228	0.1
620,243 (2)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	621,739	0.0
1,524,963 (2)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	1,507,565	0.1
1,412,844 (2)	Mosaic Solar Loan Trust 2019-1A A, 4.370%, 12/21/2043	1,404,569	0.1
580,133 (2)	Mosaic Solar Loan Trust 2019-2A A, 2.880%, 09/20/2040	564,075	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,106,256 (2)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	$1,094,729	0.1
3,500,000 (2)	Neuberger Berman Loan Advisers CLO 24 Ltd. 2017-24A CR, 2.198%, (US0003M + 1.950%), 04/19/2030	3,442,887	0.1
7,700,000 (2)	Neuberger Berman Loan Advisers CLO 30 Ltd. 2018-30A CR, 2.004%, (US0003M + 1.750%), 01/20/2031	7,564,957	0.3
2,300,000 (2)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A CR, 2.141%, (US0003M + 1.900%), 10/16/2033	2,274,318	0.1
4,750,000 (2)	Neuberger Berman Loan Advisers Clo 44 Ltd. 2021-44A C, 2.141%, (US0003M + 1.900%), 10/16/2034	4,680,783	0.2
6,000,000 (2)	Oaktree CLO Ltd. 2021-1A C, 2.191%, (US0003M + 1.950%), 07/15/2034	5,905,818	0.2
2,500,000 (2)	Oaktree CLO Ltd. 2021-1A D, 3.491%, (US0003M + 3.250%), 07/15/2034	2,457,135	0.1
3,550,000 (2)	Octagon Investment Partners 30 Ltd. 2017-1A BR, 2.204%, (US0003M + 1.950%), 03/17/2030	3,467,938	0.1
7,470,000 (2)	Octagon Investment Partners 31 Ltd. 2017-1A CR, 2.304%, (US0003M + 2.050%), 07/20/2030	7,322,333	0.3
4,500,000 (2)	Octagon Investment Partners 32 Ltd. 2017-1A CR, 2.291%, (US0003M + 2.050%), 07/15/2029	4,420,670	0.2
600,000 (2)	Octagon Investment Partners 33 Ltd. 2017-1A B, 2.104%, (US0003M + 1.850%), 01/20/2031	588,904	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,500,000 (2)	OHA Credit Funding 9 Ltd. 2021-9A C, 2.148%, (US0003M + 1.900%), 07/19/2035	$1,484,928	0.1
5,000,000 (2)	Palmer Square CLO 2020-3A CR Ltd., 3.456%, (US0003M + 2.950%), 11/15/2031	4,912,440	0.2
4,250,000 (2)	Palmer Square Loan Funding 2021-2A C Ltd., 2.880%, (US0003M + 2.400%), 05/20/2029	4,112,122	0.2
265,132 (4)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.541%, 01/25/2036	260,008	0.0
2,394,875 (2)	Primose Funding LLC 2019-1A A2, 4.475%, 07/30/2049	2,343,530	0.1
1,100,000 (2)	Recette Clo Ltd. 2015-1A CRR, 2.004%, (US0003M + 1.750%), 04/20/2034	1,061,633	0.0
2,050,000 (2)	Rockland Park CLO Ltd. 2021-1A C, 2.154%, (US0003M + 1.900%), 04/20/2034	2,026,911	0.1
3,270,000 (2)	Shackleton 2019-15A CR CLO Ltd., 2.391%, (US0003M + 2.150%), 01/15/2032	3,193,665	0.1
3,000,000 (2)	SoFi Consumer Loan Program 2018-4 D Trust, 4.760%, 11/26/2027	3,018,565	0.1
2,750,000 (2)	SoFi Consumer Loan Program 2019-1 D Trust, 4.420%, 02/25/2028	2,764,681	0.1
3,000,000 (2)	SoFi Consumer Loan Program 2019-2 D Trust, 4.200%, 04/25/2028	2,995,931	0.1
4,000,000 (2)	SoFi Consumer Loan Program 2019-3 D Trust, 3.890%, 05/25/2028	4,016,570	0.2
2,000,000 (2)	SoFi Consumer Loan Program 2019-4 C Trust, 2.840%, 08/25/2028	1,999,244	0.1
600,000 (2)	SoFi Consumer Loan Program 2019-4 D Trust, 3.480%, 08/25/2028	598,166	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,100,000 (2)	SoFi Consumer Loan Program 2020-1 C Trust, 2.500%, 01/25/2029	$2,087,027	0.1
1,200,000 (2)	SoFi Consumer Loan Program 2020-1 D Trust, 2.940%, 01/25/2029	1,193,972	0.1
1,919,125 (2)	Sonic Capital LLC 2020-1A A2I, 3.845%, 01/20/2050	1,881,424	0.1
5,700,000 (2)	Sound Point Clo XIV Ltd. 2016-3A CR, 2.309%, (US0003M + 2.050%), 01/23/2029	5,642,618	0.2
4,857,938 (2)	Sunnova Sol Issuer LLC 2020-1A A, 3.350%, 02/01/2055	4,680,637	0.2
1,849,754 (2)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	1,908,162	0.1
3,620,503 (2)	Sunrun Atlas Issuer 2019-2 A LLC, 3.610%, 02/01/2055	3,557,730	0.2
1,064,250 (2)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	1,077,194	0.1
1,000,000 (2)	TCI-Flatiron Clo 2017- 1A C Ltd., 2.319%, (US0003M + 1.850%), 11/18/2030	987,745	0.0
2,250,000 (2)	TCI-Flatiron Clo 2018-1A CR Ltd., 2.049%, (US0003M + 1.750%), 01/29/2032	2,211,631	0.1
4,100,000 (2)	TCW CLO 2020-1A DRR Ltd., 3.654%, (US0003M + 3.400%), 04/20/2034	4,051,157	0.2
3,100,000 (2)	TCW CLO 2021-1A C Ltd., 2.154%, (US0003M + 1.900%), 03/18/2034	3,054,340	0.1
3,000,000 (2)	TCW CLO 2021-2A D Ltd., 3.508%, (US0003M + 3.250%), 07/25/2034	2,971,842	0.1
4,000,000 (2)	TES 2017-2A B LLC, 6.990%, 02/20/2048	3,767,463	0.2
3,450,000 (2)	TES LLC 2017-1A B, 7.740%, 10/20/2047	3,428,262	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,000,000 (2)	THL Credit Wind River 2014-1 CRR CLO Ltd., 2.191%, (US0003M + 1.950%), 07/18/2031	$1,945,290	0.1
1,000,000 (2)	THL Credit Wind River 2016-1A CR CLO Ltd., 2.339%, (US0003M + 2.100%), 07/15/2028	1,000,037	0.0
2,000,000 (2)(4)	Towd Point Mortgage Trust 2015-6 M2, 3.750%, 04/25/2055	1,965,656	0.1
1,500,000 (2)	Upland CLO Ltd. 2016-1A BR, 2.104%, (US0003M + 1.850%), 04/20/2031	1,486,661	0.1
957,500 (2)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	950,788	0.0
3,119,500 (2)	Wendy’s Funding LLC 2019-1A A2I, 3.783%, 06/15/2049	3,093,164	0.1
1,750,000 (2)	Whetstone Park CLO Ltd. 2021-1A D, 2.900%, (US0003M + 2.900%), 01/20/2035	1,705,638	0.1
		265,898,859	10.7
	Student Loan Asset-Backed Securities: 0.9%
81,469 (2)	Commonbond Student Loan Trust 2018- CGS C, 4.350%, 02/25/2046	81,416	0.0
305,544 (2)	ELFI Graduate Loan Program 2018-A B LLC, 4.000%, 08/25/2042	306,225	0.0
967,407 (2)(4)	ELFI Graduate Loan Program 2019-A B LLC, 2.940%, 03/25/2044	951,550	0.0
1,092,294 (2)	Laurel Road Prime Student Loan Trust 2018-B BFX, 3.720%, 05/26/2043	1,093,562	0.1
4,000,000 (2)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	3,715,818	0.2
1,000,000 (2)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	983,279	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
2,250,000 (2)(4)	SoFi Professional Loan Program 2017-A B LLC, 3.440%, 03/26/2040	$2,256,844	0.1
1,000,000 (2)(4)	SoFi Professional Loan Program 2017-A C, 4.430%, 03/26/2040	1,012,164	0.1
1,000,000 (2)(4)	SoFi Professional Loan Program 2017-C C, 4.210%, 07/25/2040	998,089	0.0
1,000,000 (2)	SoFi Professional Loan Program 2017-E C LLC, 4.160%, 11/26/2040	992,801	0.0
1,000,000 (2)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	987,802	0.0
2,000,000 (2)	Sofi Professional Loan Program 2019-B BFX LLC, 3.730%, 08/17/2048	1,967,989	0.1
3,000,000 (2)	Sofi Professional Loan Program 2019-C BFX LLC, 3.050%, 11/16/2048	2,899,002	0.1
4,400,000 (2)	SoFi Professional Loan Program 2020-B BFX Trust, 2.730%, 05/15/2046	4,080,893	0.2
		22,327,434	0.9
	Total Asset-Backed Securities (Cost $332,703,007)	326,717,928	13.2
SOVEREIGN BONDS: 2.6%
368,192 (9)	Argentine Republic Government International Bond, 0.500% (Step Rate @ 0.750% on 07/09/2027), 07/09/2030	124,268	0.0
44,281	Argentine Republic Government International Bond, 1.000%, 07/09/2029	15,236	0.0
674,557 (9)	Argentine Republic Government International Bond, 1.125% (Step Rate @ 1.500% on 07/09/2022), 07/09/2035	206,522	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
1,700,000	Brazilian Government International Bond, 3.875%, 06/12/2030	$1,570,205	0.1
475,000	Brazilian Government International Bond, 6.000%, 04/07/2026	515,506	0.0
2,425,000 (1)	Colombia Government International Bond, 3.250%, 04/22/2032	2,030,622	0.1
2,700,000	Colombia Government International Bond, 3.875%, 04/25/2027	2,593,836	0.1
1,000,000	Colombia Government International Bond, 5.200%, 05/15/2049	856,020	0.0
EUR 1,875,000	Croatia Government International Bond, 1.125%, 06/19/2029	1,946,665	0.1
800,000	Croatia Government International Bond, 5.500%, 04/04/2023	826,184	0.0
2,000,000 (1)(2)	Dominican Republic International Bond, 4.500%, 01/30/2030	1,840,020	0.1
500,000	Dominican Republic International Bond, 6.000%, 07/19/2028	508,755	0.0
2,800,000 (1)(2)	Dominican Republic International Bond, 6.000%, 02/22/2033	2,743,328	0.1
700,000 (1)(2)	Egypt Government International Bond, 5.875%, 02/16/2031	589,349	0.0
1,900,000 (1)	Egypt Government International Bond, 6.588%, 02/21/2028	1,768,505	0.1
2,650,000	Egypt Government International Bond, 7.500%, 01/31/2027	2,618,287	0.1
3,200,000 (2)	Egypt Government International Bond, 7.625%, 05/29/2032	2,907,267	0.1
400,000 (2)	Egypt Government International Bond, 8.750%, 09/30/2051	345,757	0.0
1,000,000	Export-Import Bank of India, 2.250%, 01/13/2031	860,072	0.0
1,400,000 (2)	Export-Import Bank of India, 3.250%, 01/15/2030	1,328,559	0.1
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
440,000 (2)	Gabon Government International Bond, 6.625%, 02/06/2031	$418,374	0.0
4,525,000 (2)	Ghana Government International Bond, 6.375%, 02/11/2027	3,417,484	0.1
1,001,841	Ivory Coast Government International Bond, 5.750%, 12/31/2032	986,123	0.1
1,275,000 (2)	Jordan Government International Bond, 5.850%, 07/07/2030	1,192,205	0.1
650,000	Jordan Government International Bond, 6.125%, 01/29/2026	657,559	0.0
1,350,000 (2)	Kenya Government International Bond, 7.000%, 05/22/2027	1,304,728	0.1
750,000 (2)	Malaysia Wakala Sukuk Bhd, 2.070%, 04/28/2031	704,551	0.0
1,200,000 (1)	Mexico Government International Bond, 3.250%, 04/16/2030	1,158,084	0.1
950,000	Mexico Government International Bond, 3.500%, 02/12/2034	885,391	0.0
700,000	Mexico Government International Bond, 3.750%, 04/19/2071	556,906	0.0
1,600,000 (1)	Mexico Government International Bond, 4.500%, 04/22/2029	1,690,264	0.1
450,000	Nigeria Government International Bond, 6.500%, 11/28/2027	429,165	0.0
600,000	Oman Government International Bond, 6.000%, 08/01/2029	627,363	0.0
500,000 (2)	Oman Government International Bond, 6.750%, 10/28/2027	545,037	0.0
1,300,000 (2)	Oman Government International Bond, 7.375%, 10/28/2032	1,490,398	0.1
600,000	Panama Government International Bond, 3.160%, 01/23/2030	588,498	0.0
1,200,000 (1)	Panama Government International Bond, 3.298%, 01/19/2033	1,148,130	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
700,000 (1)	Republic of South Africa Government International Bond, 4.300%, 10/12/2028	$678,294	0.0
5,750,000 (1)	Republic of South Africa Government International Bond, 4.850%, 09/30/2029	5,636,369	0.2
1,360,000 (1)(2)	Romanian Government International Bond, 3.000%, 02/14/2031	1,260,838	0.1
1,800,000 (2)	Romanian Government International Bond, 3.625%, 03/27/2032	1,703,826	0.1
800,000	Russian Foreign Bond - Eurobond, 4.375%, 03/21/2029	128,000	0.0
1,300,000	South Africa Government International Bond, 5.875%, 09/16/2025	1,378,085	0.1
950,000	Sri Lanka Government International Bond, 6.350%, 06/28/2024	475,000	0.0
3,075,000	Turkey Government International Bond, 4.875%, 10/09/2026	2,781,457	0.1
1,100,000	Turkey Government International Bond, 5.600%, 11/14/2024	1,071,840	0.1
500,000	Turkey Government International Bond, 6.375%, 10/14/2025	490,650	0.0
550,000	Turkey Government International Bond, 7.375%, 02/05/2025	558,413	0.0
350,000 (2)	Turkiye Ihracat Kredi Bankasi AS, 5.750%, 07/06/2026	321,379	0.0
450,000	Ukraine Government International Bond, 7.375%, 09/25/2032	185,625	0.0
975,000	Ukraine Government International Bond, 7.750%, 09/01/2023	487,500	0.0
4,550,000	Ukraine Government International Bond, 7.750%, 09/01/2025	1,933,750	0.1
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Total Sovereign Bonds (Cost $72,263,395)	$63,086,249	2.6
BANK LOANS: 12.9%
	Aerospace & Defense: 0.3%
543,813	ADS Tactical, Inc. 2021 Term Loan B, 6.750%, (US0003M + 5.750%), 03/19/2026	524,779	0.0
95,000	Amentum Government Services Holdings LLC 2022 Term Loan, 4.647%, (SOFRRATE + 4.000%), 02/15/2029	94,485	0.0
1,040,412	American Airlines, Inc. 2018 Term Loan B, 2.197%, (US0001M + 1.750%), 06/27/2025	982,214	0.1
793,734	Geo Group, Inc. (The) 2018 Term Loan B, 2.750%, (US0001M + 2.000%), 03/22/2024	743,691	0.0
491,873	KBR, Inc. 2020 Term Loan B, 3.207%, (US0001M + 2.750%), 02/05/2027	490,335	0.0
3,011,124	Peraton Corp. Term Loan B, 4.500%, (US0001M + 3.750%), 02/01/2028	2,990,691	0.1
1,195,000	Setanta Aircraft Leasing Designated Activity Compa Term Loan B, 3.006%, (US0003M + 2.000%), 11/05/2028	1,179,849	0.1
360,000	Vertex Aerospace Services Corp. 2021 First Lien Term Loan, 4.750%, (US0001M + 4.000%), 12/06/2028	359,325	0.0
		7,365,369	0.3
	Air Transport: 0.0%
498,744	United Airlines, Inc. 2021 Term Loan B, 4.500%, (US0003M + 3.750%), 04/21/2028	493,756	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Auto Components: 0.0%
741,521	Broadstreet Partners, Inc. 2020 Term Loan B, 3.457%, (US0001M + 3.000%), 01/27/2027	$730,861	0.0

	Automotive: 0.5%
870,625	Autokiniton US Holdings, Inc. 2021 Term Loan B, 5.000%, (US0003M + 4.500%), 04/06/2028	860,831	0.0
1,195,000	Avis Budget Car Rental, LLC 2022 Term Loan C, 4.000%, (SOFRRATE + 3.500%), 03/16/2029	1,188,278	0.1
400,000	Bright Bidco B.V. 2018 Term Loan B, 4.970%, (US0006M + 3.500%), 06/30/2024	242,500	0.0
908,312	Dealer Tire, LLC 2020 Term Loan B, 4.707%, (US0001M + 4.250%), 12/12/2025	902,408	0.1
896,639	Gates Global LLC 2021 Term Loan B3, 3.250%, (US0001M + 2.500%), 03/31/2027	886,391	0.0
695,772	Hertz Corporation, (The) 2021 Term Loan B, 3.707%, (US0001M + 3.250%), 06/30/2028	691,946	0.0
131,785	Hertz Corporation, (The) 2021 Term Loan C, 3.702%, (US0001M + 3.250%), 06/30/2028	131,061	0.0
82,795 (10)	Holley Purchaser, Inc. 2021 Delayed Draw Term Loan, 4.576%, (US0003M + 3.750%), 11/17/2028	81,812	0.0
495,900	Holley Purchaser, Inc. 2021 Term Loan, 4.500%, (US0003M + 3.750%), 11/17/2028	490,011	0.0
951,591	Les Schwab Tire Centers Term Loan B, 4.000%, (US0003M + 3.250%), 11/02/2027	941,678	0.1
738,816	Mister Car Wash Holdings, Inc. 2019 Term Loan B, 3.457%, (US0001M + 3.000%), 05/14/2026	731,151	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Automotive (continued)
285,000	Rough Country, LLC 2021 2nd Lien Term Loan, 7.506%, (US0003M + 6.500%), 07/26/2029	$283,931	0.0
325,875	Rough Country, LLC 2021 Term Loan, 4.506%, (US0003M + 3.500%), 07/28/2028	323,431	0.0
596,915	Tenneco, Inc. 2018 Term Loan B, 3.457%, (US0001M + 3.000%), 10/01/2025	591,816	0.0
242,481	TI Group Automotive Systems, L.L.C. 2021 USD Term Loan, 4.256%, (US0003M + 3.250%), 12/16/2026	239,905	0.0
1,118,700	Truck Hero, Inc. 2021 Term Loan B, 4.000%, (US0001M + 3.250%), 01/31/2028	1,086,886	0.1
1,228,705	Wand NewCo 3, Inc. 2020 Term Loan, 3.457%, (US0001M + 3.000%), 02/05/2026	1,195,223	0.1
766,825	Wheel Pros, LLC 2021 Term Loan, 5.250%, (US0001M + 4.500%), 05/11/2028	733,596	0.0
		11,602,855	0.5
	Beverage & Tobacco: 0.1%
750,000	Aramark Services, Inc. 2019 Term Loan B4, 2.207%, (US0001M + 1.750%), 01/15/2027	737,266	0.0
25,364	Naked Juice LLC Delayed Draw Term Loan, 3.750%, (SOFRRATE + 3.250%), 01/24/2029	24,991	0.0
439,636	Naked Juice LLC Term Loan, 3.750%, (SOFRRATE + 3.250%), 01/24/2029	433,179	0.0
424,098	Sunshine Investments B.V. USD Term Loan B3, 3.219%, (US0003M + 2.750%), 03/28/2025	421,447	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Beverage & Tobacco (continued)
1,474,597	Triton Water Holdings, Inc Term Loan, 4.506%, (US0003M + 3.500%), 03/31/2028	$1,441,879	0.1
		3,058,762	0.1
	Building & Development: 0.6%
248,750	Aegion Corporation Term Loan, 5.500%, (US0003M + 4.750%), 05/17/2028	247,817	0.0
496,183	American Builders & Contractors Supply Co., Inc. 2019 Term Loan, 2.457%, (US0001M + 2.000%), 01/15/2027	490,787	0.0
1,145,000	Chamberlain Group Inc Term Loan B, 4.506%, (US0003M + 3.500%), 11/03/2028	1,132,119	0.1
848,159	Core & Main LP 2021 Term Loan B, 2.947%, (US0001M + 2.500%), 07/27/2028	839,809	0.1
746,241	Cornerstone Building Brands, Inc. 2021 Term Loan B, 3.750%, (US0003M + 3.250%), 04/12/2028	724,320	0.0
223,899	CP Atlas Buyer, Inc. 2021 Term Loan B, 4.250%, (US0001M + 3.750%), 11/23/2027	218,161	0.0
666,924	Empire Today, LLC 2021 Term Loan, 5.750%, (US0006M + 5.000%), 04/03/2028	636,357	0.0
670,000	Foley Products Company, LLC 2021 Term Loan, 4.894%, (SOFRRATE + 4.750%), 12/29/2028	666,650	0.0
560,763	Foundation Building Materials Holding Company LLC 2021 Term Loan, 3.750%, (US0003M + 3.250%), 02/03/2028	550,949	0.0
418,950	Installed Building Products, Inc. 2021 Term Loan B, 2.750%, (US0001M + 2.250%), 12/14/2028	418,217	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Building & Development (continued)
80,000 (10)	IPS Corporation 2021 Delayed Draw Term Loan, 4.712%, (US0003M + 3.750%), 10/02/2028	$78,400	0.0
400,000	IPS Corporation 2021 Term Loan, 4.000%, (US0001M + 3.500%), 10/02/2028	392,000	0.0
495,000	Latham Pool Products, Inc. 2022 Term Loan B, 3.799%, (SOFRRATE + 3.750%), 02/23/2029	490,875	0.0
998,154	LBM Acquisition LLC Term Loan B, 4.500%, (US0001M + 3.750%), 12/17/2027	976,632	0.1
641,875	LEB Holdings (USA), Inc Term Loan B, 4.756%, (US0003M + 3.750%), 11/02/2027	639,067	0.0
248,709	MX Holdings US, Inc. 2018 USD Term Loan B1C, 3.250%, (US0001M + 2.500%), 07/31/2025	246,533	0.0
628,823	Northstar Group Services, INC. 2020 Term Loan B, 6.500%, (US0001M + 5.500%), 11/12/2026	626,465	0.0
525,000	Smyrna Ready Mix Concrete, LLC Term Loan B, 4.552%, (TSFR1M + 4.250%), 03/24/2029	519,094	0.0
565,000	Specialty Building Products Holdings, LLC 2021 Term Loan B, 4.250%, (US0001M + 3.750%), 10/15/2028	552,994	0.0
1,009,925	SRS Distribution Inc. 2021 Term Loan B, 4.000%, (US0003M + 3.500%), 06/02/2028	996,291	0.1
1,708,869	Standard Industries Inc. 2021 Term Loan B, 3.788%, (US0006M + 2.500%), 09/22/2028	1,703,315	0.1
1,307,125	White Cap Buyer LLC Term Loan B, 4.250%, (SOFRRATE + 3.750%), 10/19/2027	1,293,646	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Building & Development (continued)
399,903	Wilsonart LLC 2021 Term Loan E, 4.250%, (US0003M + 3.250%), 12/31/2026	$390,477	0.0
		14,830,975	0.6
	Business Equipment & Services: 1.3%
402,912	24-7 Intouch Inc 2018 Term Loan, 5.207%, (US0001M + 4.750%), 08/25/2025	396,869	0.0
966,459	AlixPartners, LLP 2021 USD Term Loan B, 3.250%, (US0001M + 2.750%), 02/04/2028	953,875	0.1
776,100	Allied Universal Holdco LLC 2021 USD Incremental Term Loan B, 4.250%, (US0001M + 3.750%), 05/12/2028	766,075	0.0
588,525	Anticimex International AB 2021 USD Incremental Term Loan, 4.508%, (US0003M + 4.000%), 11/16/2028	584,847	0.0
916,450	APX Group, Inc. 2021 Term Loan B, 4.005%, (US0001M + 3.500%), 07/10/2028	905,949	0.1
775,000	Ascend Learning, LLC 2021 Term Loan, 4.000%, (US0001M + 3.500%), 12/11/2028	766,766	0.0
428,872	Atlas CC Acquisition Corp Term Loan B, 5.000%, (US0003M + 4.250%), 05/25/2028	428,068	0.0
87,228	Atlas CC Acquisition Corp Term Loan C, 5.000%, (US0003M + 4.250%), 05/25/2028	87,065	0.0
785,000	Belfor Holdings Inc. 2022 Incremental Term Loan, 4.540%, (SOFRRATE + 4.250%), 04/06/2026	782,056	0.0
440,471	Belfor Holdings Inc. Term Loan B, 4.207%, (US0001M + 3.750%), 04/06/2026	438,819	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
462,094	Castle US Holding Corporation 2021 Incremental Term Loan B, 5.006%, (US0003M + 4.000%), 01/29/2027	$447,846	0.0
432,825	Cimpress Public Limited Company USD Term Loan B, 4.000%, (US0001M + 3.500%), 05/17/2028	428,767	0.0
160,000	DG Investment Intermediate Holdings 2, Inc. 2021 2nd Lien Term Loan, 7.500%, (US0001M + 6.750%), 03/30/2029	160,000	0.0
808,900	DG Investment Intermediate Holdings 2, Inc. 2021 Term Loan, 4.250%, (US0001M + 3.500%), 03/31/2028	802,074	0.0
1,482,550	Endure Digital Inc. Term Loan, 4.250%, (US0003M + 3.500%), 02/10/2028	1,439,000	0.1
857,850	Ensono, LP 2021 Term Loan, 4.750%, (US0003M + 4.000%), 05/26/2028	845,250	0.0
230,000	EP Purchaser, LLC 2021 Term Loan B, 4.506%, (US0003M + 3.500%), 11/06/2028	228,802	0.0
285,000	Escape Velocity Acquisition, Inc. 2021 Term Loan, 5.256%, (US0003M + 4.250%), 10/08/2028	280,369	0.0
1,057,338	Finastra USA, Inc. USD 1st Lien Term Loan, 4.500%, (US0003M + 3.500%), 06/13/2024	1,045,113	0.1
220,984	First Advantage Holdings, LLC 2021 Term Loan B, 3.195%, (US0001M + 2.750%), 01/31/2027	219,630	0.0
248,126	Fleetcor Technologies Operating Company, LLC 2021 Term Loan B4, 2.195%, (US0001M + 1.750%), 04/28/2028	244,537	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
1,042,790	Gainwell Acquisition Corp. Term Loan B, 5.006%, (US0003M + 4.000%), 10/01/2027	$1,038,880	0.1
798,962	Gloves Buyer, Inc. 2021 Term Loan, 4.750%, (US0001M + 4.000%), 12/29/2027	786,978	0.0
1,285,275	Intrado Corporation 2017 Term Loan, 5.000%, (US0003M + 4.000%), 10/10/2024	1,178,781	0.1
555,800	ION Trading Finance Limited 2021 USD Term Loan, 5.207%, (US0003M + 4.750%), 04/03/2028	552,531	0.0
731,437	KUEHG Corp. 2018 Incremental Term Loan, 4.756%, (US0003M + 3.750%), 02/21/2025	722,751	0.0
1,023,444	Paysafe Holdings (US) Corp USD Term Loan B1, 3.250%, (US0001M + 2.750%), 06/28/2028	982,933	0.1
220,000	PECF USS Intermediate Holding III Corporation Term Loan B, 4.758%, (US0003M + 4.250%), 12/15/2028	218,272	0.0
1,253,700	Polaris Newco LLC USD Term Loan B, 4.500%, (US0001M + 4.000%), 06/02/2028	1,246,335	0.1
75,000	Pre-Paid Legal Services, Inc. 2021 2nd Lien Term Loan, 8.006%, (US0003M + 7.000%), 12/14/2029	74,156	0.0
955,000	Pre-Paid Legal Services, Inc. 2021 Term Loan, 4.250%, (US0001M + 3.750%), 12/15/2028	944,754	0.1
496,144	Red Ventures, LLC 2020 Term Loan B2, 2.957%, (US0001M + 2.500%), 11/08/2024	490,810	0.0
35,553 (10)	Refficiency Holdings LLC 2021 Delayed Draw Term Loan, 4.500%, (US0003M + 3.750%), 12/16/2027	35,175	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
182,584	Refficiency Holdings LLC 2021 Term Loan, 4.500%, (US0001M + 3.750%), 12/16/2027	$180,644	0.0
625,000	Renaissance Holding Corp. 2018 2nd Lien Term Loan, 7.457%, (US0001M + 7.000%), 05/29/2026	621,094	0.0
50,000	Renaissance Holding Corp. 2022 Incremental Term Loan, 4.790%, (SOFRRATE + 4.500%), 03/17/2027	49,771	0.0
1,000,000	Research Now Group, Inc. 2017 1st Lien Term Loan, 6.500%, (US0006M + 5.500%), 12/20/2024	984,688	0.1
751,089	Rockwood Service Corporation 2020 Term Loan, 4.457%, (US0001M + 4.000%), 01/23/2027	751,558	0.0
750,000	Sandvine Corporation 2018 1st Lien Term Loan, 4.957%, (US0001M + 4.500%), 10/31/2025	742,500	0.0
65,082 (10)	Service Logic Acquisition, Inc Delayed Draw Term Loan, 4.962%, (US0003M + 4.000%), 10/29/2027	64,594	0.0
784,469	Service Logic Acquisition, Inc Term Loan, 4.750%, (US0002M + 4.000%), 10/29/2027	778,586	0.0
1,154,200	Skopima Merger Sub Inc. Term Loan B, 4.500%, (US0001M + 4.000%), 05/12/2028	1,142,947	0.1
497,429	SSH Group Holdings, Inc. 2018 1st Lien Term Loan, 5.256%, (US0003M + 4.250%), 07/30/2025	483,750	0.0
1,032,776	Staples, Inc. 7 Year Term Loan, 5.317%, (US0003M + 5.000%), 04/16/2026	978,038	0.1
314,989	SurveyMonkey Inc. 2018 Term Loan B, 4.210%, (US0001M + 3.750%), 10/10/2025	313,414	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
651,750	TruGreen Limited Partnership 2020 Term Loan, 4.750%, (US0001M + 4.000%), 11/02/2027	$649,306	0.0
1,729,237	Verscend Holding Corp. 2021 Term Loan B, 4.457%, (US0001M + 4.000%), 08/27/2025	1,727,075	0.1
780,356	Virtusa Corporation First Lien Term Loan B, 4.500%, (US0001M + 3.750%), 02/11/2028	772,309	0.0
470,669	VM Consolidated, Inc. 2021 Term Loan B, 4.256%, (US0003M + 3.250%), 03/19/2028	468,512	0.0
8,975 (10)	VT Topco, Inc. 2021 Delayed Draw Term Loan, 4.712%, (US0003M + 3.750%), 08/01/2025	8,902	0.0
135,830	VT Topco, Inc. 2021 Incremental Term Loan, 4.500%, (US0001M + 3.750%), 08/01/2025	134,726	0.0
567,150	Waterlogic Holdings Limited 2021 USD Term Loan B, 5.756%, (US0003M + 4.750%), 08/04/2028	566,441	0.0
377,324	West Corporation 2018 Term Loan B1, 4.500%, (US0003M + 3.500%), 10/10/2024	342,799	0.0
332,687	Yak Access, LLC 2018 1st Lien Term Loan B, 5.508%, (US0003M + 5.000%), 07/11/2025	295,676	0.0
208,333	Yak Access, LLC 2018 2nd Lien Term Loan B, 10.954%, (US0003M + 10.000%), 07/10/2026	136,198	0.0
		32,717,661	1.3
	Cable & Satellite Television: 0.4%
585,000	Atlantic Broadband Finance, LLC 2021 Term Loan, 3.000%, (US0001M + 2.500%), 09/01/2028	581,918	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Cable & Satellite Television (continued)
218,666	CSC Holdings, LLC 2019 Term Loan B5, 2.897%, (US0001M + 2.500%), 04/15/2027	$215,332	0.0
2,038,925	DirecTV Financing, LLC Term Loan, 5.750%, (US0001M + 5.000%), 08/02/2027	2,039,137	0.1
1,501,238	Radiate Holdco, LLC 2021 Term Loan B, 4.000%, (US0001M + 3.250%), 09/25/2026	1,490,514	0.1
2,747,551	Telesat Canada Term Loan B5, 3.207%, (US0001M + 2.750%), 12/07/2026	2,060,663	0.1
1,250,000	UPC Financing Partnership 2021 USD Term Loan AX, 3.397%, (US0003M + 3.000%), 01/31/2029	1,239,688	0.1
900,000	Virgin Media Bristol LLC 2020 USD Term Loan Q, 3.647%, (US0001M + 3.250%), 01/31/2029	894,235	0.0
335,000	WideOpenWest Finance LLC 2021 Term Loan B, 3.500%, (SOFRRATE + 3.000%), 12/20/2028	333,639	0.0
		8,855,126	0.4
	Chemicals & Plastics: 0.5%
323,375	Avantor Funding, Inc. 2021 Term Loan B5, 2.750%, (US0001M + 2.250%), 11/08/2027	321,421	0.0
495,557	Axalta Coating Systems US Holdings Inc. USD Term Loan B3, 2.756%, (US0003M + 1.750%), 06/01/2024	492,357	0.0
115,000	CPC Acquisition Corp Second Lien Term Loan, 8.712%, (US0003M + 7.750%), 12/29/2028	111,262	0.0
472,625	GEON Performance Solutions, LLC 2021 Term Loan, 5.500%, (US0001M + 4.750%), 08/18/2028	472,034	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Chemicals & Plastics (continued)
1,060,000	Hexion Holdings Corporation 2022 USD Term Loan, 5.000%, (SOFRRATE + 4.500%), 03/15/2029	$1,039,463	0.1
305,000	Hexion Inc 2022 2nd Lien Term Loan, 7.049%, (SOFRRATE + 7.000%), 03/02/2030	295,850	0.0
1,060,292	INEOS Styrolution US Holding LLC 2021 USD Term Loan B, 3.250%, (US0001M + 2.750%), 01/29/2026	1,041,957	0.1
550,000	Ineos US Finance LLC 2021 USD Term Loan B, 3.712%, (US0003M + 2.750%), 11/08/2028	541,063	0.0
288,550	Lonza Group AG USD Term Loan B, 4.750%, (US0006M + 4.000%), 07/03/2028	282,508	0.0
830,000	LSF11 A5 Holdco LLC Term Loan, 4.000%, (SOFRRATE + 3.500%), 10/15/2028	818,934	0.1
763,088	Olympus Water US Holding Corporation 2021 USD Term Loan B, 4.746%, (US0003M + 3.750%), 11/09/2028	745,237	0.0
145,000	Olympus Water US Holding Corporation Term Loan B, 5.000%, (TSFR1M + 3.000%), 11/09/2028	142,100	0.0
608,836	Polar US Borrower, LLC 2018 1st Lien Term Loan, 4.926%, (US0003M + 4.750%), 10/15/2025	592,093	0.0
655,050	Potters Industries, LLC Term Loan B, 4.962%, (US0003M + 4.000%), 12/14/2027	653,822	0.0
593,250	PQ Corporation 2021 Term Loan B, 3.250%, (US0003M + 2.500%), 06/09/2028	587,169	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Chemicals & Plastics (continued)
525,000	Sparta U.S. HoldCo LLC 2021 Term Loan, 4.250%, (US0001M + 3.500%), 08/02/2028	$523,031	0.0
1,227,915	Starfruit Finco B.V 2018 USD Term Loan B, 4.006%, (US0003M + 3.000%), 10/01/2025	1,210,008	0.1
204,257	Tronox Finance LLC 2021 Term Loan B, 3.164%, (US0003M + 2.250%), 03/10/2028	201,193	0.0
1,000,000	Tronox Finance LLC 2022 Term Loan, 3.540%, (SOFRRATE + 3.250%), 03/03/2029	996,250	0.1
		11,067,752	0.5
	Clothing/Textiles: 0.0%
411,045	ABG Intermediate Holdings 2 LLC 2021 Delayed Draw Term Loan B2, 3.790%, (SOFRRATE + 3.500%), 12/08/2028	405,735	0.0
64,478	ABG Intermediate Holdings 2 LLC 2021 Delayed Draw Term Loan B3, 3.790%, (SOFRRATE + 3.500%), 12/08/2028	63,645	0.0
64,478	ABG Intermediate Holdings 2 LLC 2021 Term Loan B1, 3.790%, (SOFRRATE + 3.500%), 12/21/2028	63,645	0.0
338,300	Birkenstock GmbH & Co. KG USD Term Loan B, 3.750%, (US0006M + 3.250%), 04/28/2028	335,199	0.0
55,000	Crocs Inc Term Loan B, 4.447%, (SOFRRATE + 3.500%), 02/20/2029	53,848	0.0
		922,072	0.0
	Conglomerates: 0.0%
264,379	Fender Musical Instruments Corporation 2021 Term Loan B, 4.500%, (SOFRRATE + 4.000%), 12/01/2028	262,727	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Containers & Glass Products: 0.5%
148,458	Albea Beauty Holdings S.A 2018 USD Term Loan B2, 4.006%, (US0003M + 3.000%), 04/22/2024	$144,375	0.0
640,744	Altium Packaging LLC 2021 Term Loan B, 3.250%, (US0001M + 2.750%), 02/03/2028	619,439	0.0
1,151,211	BWAY Holding Company 2017 Term Loan B, 3.481%, (US0001M + 3.250%), 04/03/2024	1,137,541	0.1
1,050,233	Charter NEX US, Inc. 2021 Term Loan, 4.500%, (US0001M + 3.750%), 12/01/2027	1,044,435	0.1
630,000	Clydesdale Acquisition Holdings Inc Term Loan, 4.552%, (TSFR1M + 4.250%), 03/30/2029	620,100	0.0
743,305	Flex Acquisition Company, Inc. 2018 Incremental Term Loan, 3.962%, (US0003M + 3.000%), 06/29/2025	742,840	0.1
570,000	Plastipak Packaging, Inc. 2021 Term Loan B, 2.952%, (US0001M + 2.500%), 12/01/2028	560,263	0.0
489,345	Plaze, Inc. 2020 Incremental Term Loan, 4.712%, (US0003M + 3.750%), 08/03/2026	473,441	0.0
641,388	Pretium PKG Holdings, Inc. 2021 1st Lien Term Loan, 4.500%, (US0001M + 4.000%), 10/02/2028	624,551	0.0
205,000	Pretium PKG Holdings, Inc. 2021 2nd Lien Term Loan, 7.250%, (US0003M + 6.750%), 10/01/2029	199,619	0.0
168,575 (10)	Pro Mach Group, Inc. 2021 Delayed Draw Term Loan, 5.000%, (US0003M + 4.000%), 08/31/2028	168,049	0.0
1,021,425	Pro Mach Group, Inc. 2021 Term Loan B, 5.000%, (US0003M + 4.000%), 08/31/2028	1,018,233	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Containers & Glass Products (continued)
1,312,057	Proampac PG Borrower LLC 2020 Term Loan, 4.630%, (US0003M + 3.750%), 11/03/2025	$1,286,908	0.1
495,671	Reynolds Consumer Products LLC Term Loan, 2.207%, (US0001M + 1.750%), 02/04/2027	488,979	0.0
538,418	Reynolds Group Holdings Inc. 2020 Term Loan B2, 3.707%, (US0001M + 3.250%), 02/05/2026	525,150	0.0
598,234	Reynolds Group Holdings Inc. 2021 Term Loan B, 4.000%, (US0001M + 3.500%), 09/20/2028	583,578	0.0
654,517	Tosca Services, LLC 2021 Term Loan, 4.250%, (US0001M + 3.500%), 08/18/2027	642,244	0.0
488,769	TricorBraun Holdings, Inc. 2021 Term Loan, 3.750%, (US0001M + 3.250%), 03/03/2028	477,597	0.0
68,265 (10)	Trident TPI Holdings, Inc. 2021 Delayed Draw Term Loan, 5.006%, (US0003M + 4.000%), 09/15/2028	67,554	0.0
618,692	Trident TPI Holdings, Inc. 2021 Incremental Term Loan, 4.500%, (US0001M + 4.000%), 09/15/2028	612,247	0.0
430,000	Valcour Packaging LLC 2021 1st Lien Term Loan, 4.250%, (US0003M + 3.750%), 10/04/2028	421,400	0.0
200,000	Valcour Packaging LLC 2021 2nd Lien Term Loan, 7.500%, (US0003M + 7.000%), 10/04/2029	191,000	0.0
		12,649,543	0.5
	Cosmetics/Toiletries: 0.0%
496,511	Anastasia Parent, LLC 2018 Term Loan B, 4.756%, (US0003M + 3.750%), 08/11/2025	435,378	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Drugs: 0.3%
481,250	Alvogen Pharma US, Inc. 2020 Extended Term Loan, 6.260%, (US0003M + 5.250%), 12/31/2023	$450,871	0.0
744,168	Amneal Pharmaceuticals LLC 2018 Term Loan B, 3.947%, (US0001M + 3.500%), 05/04/2025	734,401	0.0
304,238	ANI Pharmaceuticals, Inc Term Loan B, 6.750%, (US0001M + 6.000%), 04/27/2028	304,238	0.0
1,392,965	Endo Luxembourg Finance Company I S.a r.l. 2021 Term Loan, 5.750%, (US0001M + 5.000%), 03/27/2028	1,306,775	0.1
1,613,807	Jazz Financing Lux S.a.r.l. USD Term Loan, 4.000%, (US0001M + 3.500%), 05/05/2028	1,610,333	0.1
1,590,875	Organon & Co USD Term Loan, 3.563%, (US0003M + 3.000%), 06/02/2028	1,584,163	0.1
		5,990,781	0.3
	Ecological Services & Equipment: 0.1%
540,000	Clean Harbors Inc. 2021 Incremental Term Loan B, 2.457%, (US0001M + 2.000%), 10/08/2028	536,828	0.0
660,013	Denali Water Solutions Term Loan B, 5.216%, (US0003M + 4.250%), 03/25/2028	646,812	0.0
1,026,026	GFL Environmental Inc. 2020 Term Loan, 3.500%, (US0003M + 3.000%), 05/30/2025	1,023,552	0.1
		2,207,192	0.1
	Electronics/Electrical: 1.6%
410,000	Altar Bidco, Inc. 2021 2nd Lien Term Loan, 6.100%, (US0001M + 5.600%), 02/01/2030	405,900	0.0
5,000	Altar Bidco, Inc. 2021 Term Loan, 3.850%, (SOFRRATE + 3.350%), 02/01/2029	4,944	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
405,119	AP Core Holdings II, LLC Amortization Term Loan B1, 6.250%, (US0001M + 5.500%), 09/01/2027	$403,430	0.0
680,000	AP Core Holdings II, LLC High-Yield Term Loan B2, 6.250%, (US0001M + 5.500%), 09/01/2027	676,884	0.0
328,350	Atlas Purchaser, Inc. 2021 Term Loan, 6.000%, (US0003M + 5.250%), 05/08/2028	319,731	0.0
375,000	Banff Merger Sub Inc 2021 USD 2nd Lien Term Loan, 6.000%, (US0001M + 5.500%), 02/27/2026	372,304	0.0
1,999,189	Banff Merger Sub Inc 2021 USD Term Loan, 4.756%, (US0003M + 3.750%), 10/02/2025	1,989,646	0.1
709,083	Barracuda Networks, Inc. 1st Lien Term Loan, 4.733%, (US0003M + 3.750%), 02/12/2025	707,133	0.0
384,930	CentralSquare Technologies, LLC 2018 1st Lien Term Loan, 4.760%, (US0003M + 3.750%), 08/29/2025	364,529	0.0
935,000	Cloudera, Inc. 2021 Term Loan, 4.250%, (US0001M + 3.750%), 10/08/2028	926,819	0.1
131,189	Cohu, Inc. 2018 Term Loan B, 3.519%, (US0001M + 3.000%), 10/01/2025	130,287	0.0
299,250	ConnectWise, LLC 2021 Term Loan B, 4.000%, (US0001M + 3.500%), 09/29/2028	297,679	0.0
697,241	Constant Contact Inc Term Loan, 4.750%, (US0003M + 4.000%), 02/10/2028	690,269	0.0
1,999,988	CoreLogic, Inc. Term Loan, 4.000%, (US0001M + 3.500%), 06/02/2028	1,972,988	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
1,345,000	Cornerstone OnDemand, Inc. 2021 Term Loan, 4.250%, (US0003M + 3.750%), 10/16/2028	$1,333,231	0.1
485,000	Creation Technologies Inc. 2021 Term Loan, 6.000%, (US0003M + 5.500%), 10/05/2028	474,694	0.0
724,525	Delta TopCo, Inc. 2020 Term Loan B, 4.500%, (US0003M + 3.750%), 12/01/2027	714,045	0.0
744,231	EagleView Technology Corporation 2018 Add On Term Loan B, 4.506%, (US0003M + 3.500%), 08/14/2025	725,160	0.0
415,000	Entegris, Inc. 2022 Term Loan B, 3.290%, (SOFRRATE + 3.000%), 03/02/2029	414,222	0.0
1,508,419	GoTo Group, Inc. Term Loan B, 5.218%, (US0001M + 4.750%), 08/31/2027	1,485,479	0.1
1,546,270	Greeneden U.S. Holdings II, LLC 2020 USD Term Loan B4, 4.545%, (US0001M + 4.000%), 12/01/2027	1,545,788	0.1
538,571	Helios Software Holdings, Inc. 2021 USD Term Loan B, 5.250%, (US0006M + 3.750%), 03/11/2028	534,757	0.0
1,545,483	Hyland Software, Inc. 2018 1st Lien Term Loan, 4.250%, (US0001M + 3.500%), 07/01/2024	1,539,929	0.1
436,371	Imperva, Inc. 1st Lien Term Loan, 5.000%, (US0003M + 4.000%), 01/12/2026	431,689	0.0
1,015,000	Informatica LLC 2021 USD Term Loan B, 3.250%, (US0001M + 2.750%), 10/27/2028	1,004,850	0.1
1,199,672	Ingram Micro Inc. 2021 Term Loan B, 4.506%, (US0003M + 3.500%), 06/30/2028	1,190,374	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
645,000	Instructure Holdings 2021 Term Loan B, 3.269%, (US0003M + 2.750%), 10/30/2028	$643,388	0.0
150,000	Ivanti Software, Inc. 2021 2nd Lien Term Loan, 7.773%, (US0003M + 7.250%), 12/01/2028	148,125	0.0
84,150	Ivanti Software, Inc. 2021 Add On Term Loan B, 4.750%, (US0001M + 4.000%), 12/01/2027	82,914	0.0
1,034,170	Ivanti Software, Inc. 2021 Term Loan B, 5.000%, (US0003M + 4.250%), 12/01/2027	1,021,428	0.1
1,685,775	Magenta Buyer LLC 2021 USD 1st Lien Term Loan, 5.750%, (US0003M + 5.000%), 07/27/2028	1,673,658	0.1
375,000	Magenta Buyer LLC 2021 USD 2nd Lien Term Loan, 9.000%, (US0003M + 8.250%), 07/27/2029	370,938	0.0
265,000	Mediaocean LLC 2021 Term Loan, 4.000%, (US0001M + 3.500%), 12/15/2028	262,792	0.0
405,000	MH Sub I, LLC 2021 2nd Lien Term Loan, 6.707%, (US0001M + 6.250%), 02/23/2029	402,216	0.0
1,265,000	Mitchell International, Inc. 2021 Term Loan B, 4.250%, (US0001M + 3.750%), 10/15/2028	1,245,156	0.1
202,893	NAVEX TopCo, Inc. 2018 2nd Lien Term Loan, 7.460%, (US0001M + 7.000%), 09/04/2026	201,372	0.0
496,183	ON Semiconductor Corporation 2019 Term Loan B, 2.457%, (US0001M + 2.000%), 09/19/2026	495,046	0.0
293,975	Panther Commercial Holdings L.P Term Loan, 5.000%, (US0003M + 4.500%), 01/07/2028	292,652	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
180,000	Ping Identity Corporation 2021 Term Loan B, 4.705%, (SOFRRATE + 3.750%), 11/22/2028	$178,875	0.0
398,613	Planview Parent, Inc. Term Loan, 5.006%, (US0003M + 4.000%), 12/17/2027	394,626	0.0
496,124	Project Accelerate Parrent LLC 1st Lien Term Loan, 5.250%, (US0001M + 4.250%), 01/02/2025	493,023	0.0
192,527	Project Leopard Holdings, Inc. 2019 Term Loan, 5.750%, (US0003M + 4.750%), 07/07/2024	192,166	0.0
460,000	Quest Software US Holdings Inc. 2022 2nd Lien Term Loan, 8.150%, (SOFRRATE + 7.500%), 02/01/2030	446,775	0.0
1,389,080	Rackspace Technology Global, Inc. 2021 Term Loan, 3.500%, (US0003M + 2.750%), 02/15/2028	1,363,903	0.1
597,000	RealPage, Inc 1st Lien Term Loan, 3.750%, (US0001M + 3.250%), 04/24/2028	591,179	0.0
1,950,200	Redstone Buyer LLC 2021 Term Loan, 5.500%, (US0003M + 4.750%), 04/27/2028	1,920,947	0.1
921,119 (3)	Riverbed Technology, Inc. 2021 PIK Exit Term Loan, 7.000%, (US0003M + 6.000%) (PIK Rate 0.000%, Cash Rate 0.000%), 12/08/2026	801,373	0.1
795,053	Rocket Software, Inc. 2018 Term Loan, 4.707%, (US0001M + 4.250%), 11/28/2025	786,357	0.1
238,800	Rocket Software, Inc. 2021 USD Incremental Term Loan B, 4.750%, (US0001M + 4.250%), 11/28/2025	235,994	0.0
263,997	Sabre GLBL Inc. 2021 Term Loan B1, 4.000%, (US0001M + 3.500%), 12/17/2027	261,291	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
420,828	Sabre GLBL Inc. 2021 Term Loan B2, 4.000%, (US0001M + 3.500%), 12/17/2027	$416,514	0.0
573,164	Seattle Spinco, Inc. USD Term Loan B3, 3.207%, (US0001M + 2.750%), 06/21/2024	567,074	0.0
375,722	SonicWall US Holdings Inc. 1st Lien Term Loan, 4.250%, (US0003M + 3.750%), 05/16/2025	371,025	0.0
80,257 (10)	Sovos Compliance, LLC 2021 Delayed Draw Term Loan, 5.462%, (US0003M + 4.500%), 08/11/2028	80,257	0.0
463,581	Sovos Compliance, LLC 2021 Term Loan, 5.000%, (US0001M + 4.500%), 08/11/2028	463,581	0.0
235,000	Tenable Holdings, Inc. Term Loan B, 3.269%, (US0006M + 2.750%), 07/07/2028	233,237	0.0
425,854	Trader Interactive, LLC 2021 Term Loan B, 4.500%, (US0001M + 4.000%), 07/28/2028	421,595	0.0
6,289	Travelport Finance (Luxembourg) S.a.r.l. 2020 Super Priority Term Loan, 9.712%, (US0003M + 8.750%), 02/28/2025	6,537	0.0
3,005	Travelport Finance (Luxembourg) S.a.r.l. 2021 Consented Term Loan, 6.006%, (US0003M + 5.000%), 05/29/2026	2,667	0.0
591,430	TTM Technologies, Inc. 2017 Term Loan, 2.731%, (US0001M + 2.500%), 09/28/2024	589,212	0.0
145,894	Ultra Clean Holdings, Inc 2021 Term Loan B, 4.207%, (US0001M + 3.750%), 08/27/2025	145,461	0.0
50,000	Virtusa Corporation 2022 Incremental Term Loan, 4.600%, (SOFRRATE + 3.850%), 02/11/2028	49,484	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
339,533	Watlow Electric Manufacturing Company Term Loan B, 4.250%, (US0003M + 3.750%), 03/02/2028	$336,243	0.0
428,933	Xperi Corporation 2020 Term Loan B, 3.957%, (US0001M + 3.500%), 06/08/2028	424,510	0.0
		39,270,352	1.6
	Equipment Leasing: 0.1%
289,275	Albion Financing 3 SARL USD Term Loan, 5.750%, (US0003M + 5.250%), 08/17/2026	286,021	0.0
710,752	Rent-A-Center, Inc. 2021 First Lien Term Loan B, 3.813%, (US0003M + 3.250%), 02/17/2028	697,204	0.1
		983,225	0.1
	Financial: 0.0%
455,000	SkillSoft Corporation 2022 Incremental Term Loan B, 5.552%, (TSFR1M + 5.250%), 07/14/2028	451,587	0.0

	Financial Intermediaries: 0.6%
777,594	Advisor Group, Inc. 2021 Term Loan, 4.957%, (US0001M + 4.500%), 07/31/2026	773,545	0.1
415,000	AqGen Ascensus, Inc. 2021 2nd Lien Term Loan, 7.000%, (US0003M + 6.500%), 08/02/2029	410,591	0.0
540,000	AqGen Island Holdings, Inc. Term Loan, 4.462%, (US0003M + 3.500%), 08/02/2028	536,962	0.0
386,100	Blackstone Mortgage Trust, Inc. 2021 Term Loan B2, 3.250%, (US0001M + 2.750%), 04/23/2026	384,652	0.0
424,341	Blucora, Inc. 2017 Term Loan B, 5.006%, (US0003M + 4.000%), 05/22/2024	424,871	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Financial Intermediaries (continued)
96,610	Castlelake Aviation Limited Delayed Draw Term Loan, 3.962%, (US0003M + 3.000%), 10/07/2026	$94,316	0.0
567,150	Castlelake Aviation Limited Term Loan B, 3.250%, (US0003M + 2.750%), 10/22/2026	553,680	0.0
1,694,479	Citadel Securities LP 2021 Term Loan B, 2.957%, (US0001M + 2.500%), 02/02/2028	1,687,369	0.1
676,791	Cushman & Wakefield U.S. Borrower, LLC 2020 Term Loan B, 3.207%, (US0001M + 2.750%), 08/21/2025	668,860	0.0
1,243,030	Deerfield Dakota Holding, LLC 2020 USD Term Loan B, 4.750%, (US0001M + 3.750%), 04/09/2027	1,239,456	0.1
1,600,669	Edelman Financial Center, LLC 2021 Term Loan B, 4.250%, (US0001M + 3.500%), 04/07/2028	1,585,161	0.1
1,145,035	First Eagle Holdings, Inc. 2020 Term Loan B, 3.462%, (US0003M + 2.500%), 02/01/2027	1,127,144	0.1
636,946	Focus Financial Partners, LLC 2021 Term Loan, 3.000%, (US0001M + 2.500%), 06/30/2028	629,449	0.0
636,800	HighTower Holdings LLC 2021 Term Loan B, 4.750%, (US0003M + 4.000%), 04/21/2028	630,432	0.0
570,666	Jane Street Group, LLC 2021 Term Loan, 3.207%, (US0001M + 2.750%), 01/26/2028	564,531	0.0
248,731	LPL Holdings, Inc. 2019 Term Loan B1, 1.981%, (US0001M + 1.750%), 11/12/2026	245,959	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Financial Intermediaries (continued)
495,669	Trans Union, LLC 2019 Term Loan B5, 2.207%, (US0001M + 1.750%), 11/16/2026	$487,968	0.0
816,360	Trans Union, LLC 2021 Term Loan B6, 2.750%, (US0001M + 2.250%), 12/01/2028	810,747	0.1
625,000	VFH Parent LLC 2022 Term Loan B, 3.500%, (SOFRRATE + 3.000%), 01/13/2029	620,052	0.0
200,000	Walker & Dunlop, Inc. 2021 Term Loan, 2.331%, (SOFRRATE + 2.250%), 12/16/2028	199,250	0.0
		13,674,995	0.6
	Food Products: 0.3%
489,873	8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan, 4.207%, (US0001M + 3.750%), 10/01/2025	429,047	0.0
688,275	8th Avenue Food & Provisions, Inc. 2021 Incremental Term Loan, 5.500%, (US0001M + 4.750%), 10/01/2025	621,168	0.0
285,000	BCPE North Star US HoldCo 2, Inc. 2021 2nd Lien Term Loan, 7.616%, (US0003M + 7.250%), 06/08/2029	280,725	0.0
785,000	CHG PPC Parent LLC 2021 Term Loan, 3.500%, (US0001M + 3.000%), 12/08/2028	768,319	0.1
108,158 (10)	Dessert Holdings Inc. Delayed Draw Term Loan, 4.962%, (US0003M + 4.000%), 06/09/2028	106,197	0.0
575,400	Dessert Holdings Inc. Term Loan, 5.006%, (US0003M + 4.000%), 06/09/2028	564,971	0.0
2,663,350	IRB Holding Corp 2022 Term Loan B, 3.750%, (SOFRRATE + 3.000%), 12/15/2027	2,643,375	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Food Products (continued)
497,442	JBS USA Lux S.A. 2019 Term Loan B, 2.804%, (US0006M + 2.000%), 05/01/2026	$493,712	0.0
475,000	Primary Products Finance LLC Term Loan, 4.962%, (US0003M + 4.000%), 10/25/2028	472,229	0.0
517,357	Sigma Bidco B.V. 2018 USD Term Loan B2, 3.345%, (US0006M + 3.000%), 07/02/2025	474,675	0.0
260,928	Simply Good Foods USA, Inc. 2017 Term Loan B, 3.792%, (SOFRRATE + 3.250%), 07/07/2024	259,950	0.0
645,713	Weber-Stephen Products LLC Term Loan B, 4.022%, (US0001M + 3.250%), 10/30/2027	627,149	0.1
208,425	WOOF Holdings, Inc 1st Lien Term Loan, 4.678%, (US0003M + 3.750%), 12/21/2027	207,122	0.0
		7,948,639	0.3
	Food Service: 0.3%
744,289	1011778 B.C. Unlimited Liability Company Term Loan B4, 2.207%, (US0001M + 1.750%), 11/19/2026	729,776	0.0
1,540,000	Fertitta Entertainment, LLC 2022 Term Loan B, 4.500%, (SOFRRATE + 4.000%), 01/27/2029	1,533,438	0.1
862,838	Flynn Restaurant Group LP 2021 Term Loan B, 4.695%, (US0001M + 4.250%), 12/01/2028	854,209	0.1
500,000	Fogo De Chao, Inc. 2018 Add On Term Loan, 5.250%, (US0001M + 4.250%), 04/07/2025	488,750	0.0
631,013	H Food Holdings LLC 2018 Term Loan B, 4.145%, (US0001M + 3.688%), 05/23/2025	609,210	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Food Service (continued)
52,000	K-Mac Holdings Corp 2021 2nd Lien Term Loan, 7.250%, (US0001M + 6.750%), 07/30/2029	$51,220	0.0
5,825 (10)	Pacific Bells, LLC Delayed Draw Term Loan, 5.462%, (US0003M + 4.500%), 10/13/2028	5,672	0.0
557,777	Pacific Bells, LLC Term Loan B, 5.000%, (US0001M + 4.500%), 10/13/2028	543,136	0.0
233,974	Tacala, LLC 1st Lien Term Loan, 3.957%, (US0001M + 3.500%), 02/05/2027	230,952	0.0
996,173	US Foods, Inc. 2019 Term Loan B, 2.508%, (US0003M + 2.000%), 09/13/2026	978,602	0.1
580,000	US Foods, Inc. 2021 Term Loan B, 3.258%, (US0003M + 2.750%), 11/22/2028	573,423	0.0
750,000	Welbilt, Inc. 2018 Term Loan B, 2.957%, (US0001M + 2.500%), 10/23/2025	745,625	0.0
		7,344,013	0.3
	Food/Drug Retailers: 0.1%
1,117,250	EG America LLC 2018 USD Term Loan, 4.997%, (US0003M + 4.000%), 02/07/2025	1,104,681	0.1
184,082	EG Group Limited 2021 Term Loan, 5.246%, (US0003M + 4.250%), 03/31/2026	182,011	0.0
43,994 (3)	Moran Foods, LLC 2020 2nd Lien Term Loan, 11.756%, (US0003M + 10.750%) (PIK Rate 10.750%, Cash Rate 1.000%), 10/01/2024	36,295	0.0
32,157 (3)	Moran Foods, LLC 2020 Term Loan, 8.006%, (US0003M + 7.000%) (PIK Rate 7.000%, Cash Rate 1.000%), 04/01/2024	31,970	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Food/Drug Retailers (continued)
214,333	Portillos Holdings, LLC 2019 1st Lien Term Loan B3, 6.500%, (US0001M + 5.500%), 09/06/2024	$213,708	0.0
		1,568,665	0.1
	Forest Products: 0.0%
290,000	ASP Blade Holdings, Inc Initial Term Loan, 4.457%, (US0001M + 4.000%), 10/13/2028	286,828	0.0
353,225	Osmose Utilities Services, Inc. Term Loan, 3.750%, (US0001M + 3.250%), 06/23/2028	348,810	0.0
341,563	Spa Holdings 3 Oy USD Term Loan B, 4.500%, (US0003M + 3.750%), 02/04/2028	334,091	0.0
		969,729	0.0
	Health Care: 1.5%
570,000	Accelerated Health Systems, LLC 2022 Term Loan B, 5.160%, (SOFRRATE + 4.250%), 02/15/2029	566,912	0.0
472,625	ADMI Corp. 2021 Incremental Term Loan B3, 4.000%, (US0001M + 3.500%), 12/23/2027	467,840	0.0
757,350	ADMI Corp. 2021 Term Loan B2, 3.875%, (US0001M + 3.375%), 12/23/2027	745,595	0.0
295,274	Agiliti Health, Inc Term Loan, 3.000%, (US0001M + 2.750%), 01/04/2026	293,798	0.0
631,102	Air Methods Corporation 2017 Term Loan B, 4.506%, (US0003M + 3.500%), 04/22/2024	604,675	0.0
51,449 (10)	Athenahealth, Inc. 2022 Delayed Draw Term loan, 3.790%, (SOFRRATE + 3.500%), 02/15/2029	51,015	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
303,551	Athenahealth, Inc. 2022 Term Loan, 4.000%, (SOFRRATE + 3.500%), 02/15/2029	$300,989	0.0
3,175,360	Bausch Health Companies Inc. 2018 Term Loan B, 3.457%, (US0001M + 3.000%), 06/02/2025	3,154,524	0.1
671,625	Bella Holding Company, LLC 2021 Term Loan B, 4.500%, (US0001M + 3.750%), 05/10/2028	665,539	0.0
244,166	Carestream Dental Equipment, Inc 2017 1st Lien Term Loan, 4.256%, (US0003M + 3.250%), 09/01/2024	237,859	0.0
502,135	CCRR Parent, Inc Term Loan B, 4.756%, (US0003M + 3.750%), 03/06/2028	504,489	0.0
702,072	Change Healthcare Holdings LLC 2017 Term Loan B, 3.500%, (US0001M + 2.500%), 03/01/2024	699,188	0.0
726,350	CHG Healthcare Services Inc. 2021 Term Loan, 4.999%, (US0006M + 3.500%), 09/29/2028	721,205	0.0
739,903	Curia Global, Inc. 2021 Term Loan, 4.500%, (US0003M + 3.750%), 08/30/2026	734,909	0.0
813,470	Da Vinci Purchaser Corp. 2019 Term Loan, 5.006%, (US0003M + 4.000%), 01/08/2027	811,776	0.1
156,957	Embecta Corp Term Loan B, 3.302%, (TSFR1M + 3.000%), 01/27/2029	155,269	0.0
1,201,338	Envision Healthcare Corporation 2018 1st Lien Term Loan, 4.207%, (US0001M + 3.750%), 10/10/2025	808,329	0.1
648,401	eResearchTechnology, Inc. 2020 1st Lien Term Loan, 5.500%, (US0001M + 4.500%), 02/04/2027	646,577	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
1,279,089	Global Medical Response, Inc. 2017 Incremental Term Loan, 5.250%, (US0006M + 4.250%), 03/14/2025	$1,273,227	0.1
952,887	Global Medical Response, Inc. 2020 Term Loan B, 5.250%, (US0003M + 4.250%), 10/02/2025	948,123	0.1
587,896	GoodRx, Inc. 1st Lien Term Loan, 3.207%, (US0001M + 2.750%), 10/10/2025	583,927	0.0
248,698	Greenway Health, LLC 2017 1st Lien Term Loan, 4.750%, (US0003M + 3.750%), 02/16/2024	233,388	0.0
431,738	Heartland Dental, LLC 2021 Incremental Term Loan, 4.447%, (US0001M + 4.000%), 04/30/2025	429,444	0.0
1,142,650	Hunter Holdco 3 Limited USD Term Loan B, 5.256%, (US0003M + 4.250%), 08/19/2028	1,139,793	0.1
345,000	ICU Medical, Inc. Term Loan B, 3.000%, (SOFRRATE + 2.500%), 01/08/2029	344,353	0.0
936,990	Lifescan Global Corporation 2018 1st Lien Term Loan, 6.214%, (US0003M + 6.000%), 10/01/2024	897,168	0.1
462,000	Medical Solutions Holdings, Inc. 2021 1st Lien Term Loan, 4.462%, (US0003M + 3.500%), 11/01/2028	458,968	0.0
88,000 (10)	Medical Solutions Holdings, Inc. 2021 Delayed Draw Term Loan, 4.462%, (US0003M + 3.500%), 11/01/2028	87,423	0.0
1,310,000	Medline Borrower, LP USD Term Loan B, 3.750%, (US0001M + 3.250%), 10/23/2028	1,297,715	0.1
280,000	MJH Healthcare Holdings, LLC 2021 Term Loan B, 4.000%, (SOFRRATE + 3.500%), 01/28/2029	276,500	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
935,150	MPH Acquisition Holdings LLC 2021 Term Loan B, 4.758%, (US0003M + 4.250%), 09/01/2028	$910,894	0.1
150,000	National Mentor Holdings, Inc. 2021 2nd Lien Term Loan, 8.260%, (US0003M + 7.250%), 03/02/2029	145,500	0.0
1,196,672	National Mentor Holdings, Inc. 2021 Term Loan, 4.756%, (US0001M + 3.750%), 03/02/2028	1,162,268	0.1
40,256	National Mentor Holdings, Inc. 2021 Term Loan C, 4.760%, (US0003M + 3.750%), 03/02/2028	39,098	0.0
218,350	New Trojan Parent, Inc. 1st Lien Term Loan, 3.750%, (US0003M + 3.250%), 01/06/2028	212,345	0.0
776,616	Ortho-Clinical Diagnostics SA 2018 Term Loan B, 3.235%, (US0001M + 3.000%), 06/30/2025	774,856	0.0
305,000	Owens & Minor, Inc. 2022 Term Loan B, 4.052%, (TSFR1M + 3.750%), 03/29/2029	304,619	0.0
427,850	Pacific Dental Services,LLC 2021 Term Loan, 4.000%, (US0001M + 3.250%), 05/05/2028	423,483	0.0
774,996	Pathway Vet Alliance LLC 2021 Term Loan, 4.207%, (US0001M + 3.750%), 03/31/2027	768,700	0.0
616,579	Pediatric Associates Holding Company, LLC 2021 Term Loan B, 3.750%, (US0003M + 3.250%), 12/29/2028	608,872	0.0
93,421 (10)	Pediatric Associates Holding Company, LLC 2022 Delayed Draw Term loan, 4.212%, (US0003M + 3.250%), 12/29/2028	92,253	0.0
856,921	PetVet Care Centers, LLC 2021 Term Loan B3, 3.952%, (US0001M + 3.500%), 02/14/2025	852,815	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
1,022,621	Phoenix Guarantor Inc 2020 Term Loan B, 3.702%, (US0001M + 3.250%), 03/05/2026	$1,011,846	0.1
480,000	Physician Partners LLC Term Loan, 4.500%, (SOFRRATE + 4.000%), 12/26/2028	475,500	0.0
203,463	Pluto Acquisition I, Inc. 2021 1st Lien Term Loan, 4.508%, (US0003M + 4.000%), 06/22/2026	200,919	0.0
630,000	PointClickCare Technologies, Inc. 2022 Term Loan B, 4.775%, (SOFRRATE + 4.000%), 12/29/2027	625,275	0.0
485,000	Press Ganey Holdings, Inc. 2022 Incremental Term Loan, 4.040%, (SOFRRATE + 3.750%), 07/24/2026	481,363	0.0
277,200	Project Ruby Ultimate Parent Corp. 2021 Term Loan, 4.000%, (US0001M + 3.250%), 03/03/2028	274,497	0.0
2,035,765	RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B, 4.197%, (US0001M + 3.750%), 11/16/2025	2,025,586	0.1
369,075	Resonetics, LLC 2021 Term Loan, 4.750%, (US0003M + 4.000%), 04/28/2028	366,076	0.0
580,657	RxBenefits, Inc. 2020 Term Loan, 5.250%, (US0003M + 4.500%), 12/17/2027	578,480	0.0
500,000	Select Medical Corporation 2017 Term Loan B, 2.710%, (US0001M + 2.250%), 03/06/2025	495,313	0.0
635,000	Sotera Health Holdings, LLC 2021 Term Loan, 3.250%, (US0003M + 2.750%), 12/11/2026	629,047	0.0
818,813	Surgery Center Holdings, Inc. 2021 Term Loan, 4.500%, (US0001M + 3.750%), 08/31/2026	813,467	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
395,282	Tecomet Inc. 2017 Repriced Term Loan, 4.500%, (US0003M + 3.500%), 05/01/2024	$372,059	0.0
614,175	Unified Physician Management, LLC 2020 Term Loan, 5.000%, (US0001M + 4.250%), 12/16/2027	609,377	0.0
867,825	US Anesthesia Partners Inc 2021 Term Loan, 4.750%, (US0001M + 4.250%), 10/01/2028	863,215	0.1
800,975	Virgin Pulse, Inc. 2021 Term Loan, 4.750%, (US0001M + 4.000%), 04/06/2028	792,965	0.0
630,000	WP CityMD Bidco LLC 2021 1st Lien Term Loan B, 3.750%, (US0006M + 3.250%), 12/22/2028	627,178	0.0
		37,678,383	1.5
	Home Furnishings: 0.1%
528,675	Conair Holdings, LLC Term Loan B, 4.756%, (US0003M + 3.750%), 05/17/2028	521,141	0.0
750,000	Illuminate Merger Sub Corp. Term Loan, 4.506%, (US0003M + 3.500%), 07/21/2028	726,965	0.0
992,186	Prime Security Services Borrower, LLC 2021 Term Loan, 3.500%, (US0006M + 2.750%), 09/23/2026	985,917	0.1
25,000	Solis IV BV USD Term Loan B1, 4.000%, (SOFRRATE + 3.500%), 02/26/2029	24,552	0.0
		2,258,575	0.1
	Industrial Equipment: 0.2%
480,559	Alliance Laundry Systems LLC Term Loan B, 4.251%, (US0003M + 3.500%), 10/08/2027	475,954	0.0
495,000	CMBF LLC Term Loan, 6.500%, (US0001M + 6.000%), 08/02/2028	488,001	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Industrial Equipment (continued)
248,718	CPM Holdings, Inc. 2018 1st Lien Term Loan, 3.731%, (US0001M + 3.500%), 11/17/2025	$245,298	0.0
184,538	Filtration Group Corporation 2021 Incremental Term Loan, 4.000%, (US0001M + 3.500%), 10/21/2028	183,038	0.0
773,436	Granite Holdings US Acquisition Co. 2021 Term Loan B, 4.962%, (US0003M + 4.000%), 09/30/2026	767,635	0.1
159,115	I-Logic Technologies Bidco Limited 2021 USD Term Loan B, 4.500%, (US0001M + 4.000%), 02/16/2028	158,239	0.0
945,847	Kenan Advantage Group, Inc. 2021 Term Loan B, 4.500%, (US0003M + 3.750%), 03/24/2026	934,970	0.1
500,000	Madison IAQ LLC Term Loan, 4.720%, (US0006M + 3.250%), 06/21/2028	493,594	0.0
75,000	MKS Instruments, Inc. 2021 USD Term Loan, 3.212%, (US0003M + 2.250%), 10/21/2028	74,494	0.0
330,000	SPX Flow, Inc. 2022 Term Loan, 4.802%, (TSFR1M + 4.500%), 03/16/2029	321,801	0.0
417,870	Star US Bidco LLC Term Loan B, 5.250%, (US0001M + 4.250%), 03/17/2027	414,997	0.0
662,101	Vertical US Newco Inc Term Loan B, 4.000%, (US0006M + 3.500%), 07/30/2027	657,301	0.0
		5,215,322	0.2
	Insurance: 0.5%
676,512	Acrisure, LLC 2020 Term Loan B, 3.957%, (US0001M + 3.500%), 02/15/2027	667,379	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Insurance (continued)
588,525	Acrisure, LLC 2021 First Lien Term Loan B, 4.750%, (US0001M + 4.250%), 02/15/2027	$587,054	0.0
169,150	Acrisure, LLC 2021 Incremental Term Loan B, 4.250%, (US0001M + 3.750%), 02/15/2027	168,304	0.0
769,305	Alliant Holdings Intermediate, LLC 2018 Term Loan B, 3.707%, (US0001M + 3.250%), 05/09/2025	761,708	0.0
1,249,701	Alliant Holdings Intermediate, LLC 2021 Term Loan B4, 4.000%, (US0001M + 3.500%), 11/06/2027	1,243,341	0.1
744,350	AmWINS Group, Inc. 2021 Term Loan B, 3.000%, (US0001M + 2.250%), 02/19/2028	733,417	0.0
390,959	Aretec Group, Inc. 2018 Term Loan, 4.707%, (US0001M + 4.250%), 10/01/2025	388,222	0.0
1,064,239	AssuredPartners, Inc. 2020 Term Loan B, 3.957%, (US0001M + 3.500%), 02/12/2027	1,053,098	0.1
758,817	AssuredPartners, Inc. 2021 Term Loan B, 4.000%, (US0001M + 3.500%), 02/12/2027	752,652	0.0
385,000	AssuredPartners, Inc. 2022 Term Loan, 4.000%, (SOFRRATE + 3.500%), 02/12/2027	381,150	0.0
1,913,554	Hub International Limited 2018 Term Loan B, 3.267%, (US0003M + 2.750%), 04/25/2025	1,894,309	0.1
578,550	IMA Financial Group, Inc. Term Loan, 4.250%, (US0001M + 3.750%), 11/01/2028	573,307	0.0
1,304,134	NFP Corp. 2020 Term Loan, 3.707%, (US0001M + 3.250%), 02/15/2027	1,282,535	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Insurance (continued)
951,751	OneDigital Borrower LLC 2021 Term Loan, 4.750%, (SOFRRATE + 4.250%), 11/16/2027	$946,992	0.0
1,318,911	Sedgwick Claims Management Services, Inc. 2018 Term Loan B, 3.707%, (US0001M + 3.250%), 12/31/2025	1,307,606	0.1
248,087	Sedgwick Claims Management Services, Inc. 2019 Term Loan B, 4.207%, (US0001M + 3.750%), 09/03/2026	246,979	0.0
		12,988,053	0.5
	Leisure Good/Activities/Movies: 0.4%
337,748 (3)	24 Hour Fitness Worldwide, Inc. 2021 Delayed Draw Term Loan, 15.000% (PIK Rate 12.000%, Cash Rate 3.000%), 08/26/2022	336,059	0.0
341,824 (3)	24 Hour Fitness Worldwide, Inc. 2021 Exit Delayed Draw Term Loan, 15.000% (PIK Rate 12.000%, Cash Rate 3.000%), 09/29/2026	317,896	0.0
1,217,849	Alterra Mountain Company 2021 Series B-2 Consenting Term Loan, 4.000%, (US0001M + 3.500%), 08/17/2028	1,207,954	0.1
919,597	AMC Entertainment Holdings, Inc. 2019 Term Loan B, 3.352%, (US0001M + 3.000%), 04/22/2026	821,243	0.0
927,675	AppLovin Corporation 2021 Term Loan B, 3.500%, (US0001M + 3.000%), 10/25/2028	922,385	0.1
497,462	Bombardier Recreational Products, Inc. 2020 Term Loan, 2.457%, (US0001M + 2.000%), 05/24/2027	489,565	0.0
335,000	City Football Group Limited Term Loan, 4.000%, (US0006M + 3.500%), 07/21/2028	330,394	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Leisure Good/Activities/ Movies (continued)
776,075	ClubCorp Holdings, Inc. 2017 Term Loan B, 3.756%, (US0003M + 2.750%), 09/18/2024	$739,090	0.0
6,438	Crown Finance US, Inc. 2020 Term Loan B1, 8.006%, 05/23/2024	7,621	0.0
1,026,604	CWGS Group, LLC 2021 Term Loan B, 3.250%, (US0001M + 2.500%), 06/03/2028	990,159	0.1
694,495	Hayward Industries, Inc. 2021 Term Loan, 3.000%, (US0001M + 2.500%), 05/30/2028	687,116	0.0
835,800	MajorDrive Holdings IV LLC Term Loan B, 4.563%, (US0003M + 4.000%), 06/01/2028	824,830	0.1
497,494	Playtika Holding Corp 2021 Term Loan, 3.207%, (US0001M + 2.750%), 03/13/2028	491,586	0.0
10,769	RV Retailer, LLC Term Loan B, 4.500%, (SOFRRATE + 3.750%), 02/08/2028	10,311	0.0
665,000	Scientific Games Holdings LP 2022 USD Term Loan B, 3.790%, (SOFRRATE + 3.500%), 02/04/2029	659,735	0.0
384,803	The Knot Worldwide Inc. 2022 Term Loan, 4.581%, (SOFRRATE + 4.500%), 12/19/2025	384,322	0.0
423,724	Thor Industries, Inc. 2021 USD Term Loan, 3.500%, (US0001M + 3.000%), 02/01/2026	422,930	0.0
250,000	WMG Acquisition Corp. 2021 Term Loan G, 2.582%, (US0001M + 2.125%), 01/20/2028	248,438	0.0
496,144	Wyndham Hotels & Resorts, Inc. Term Loan B, 2.207%, (US0001M + 1.750%), 05/30/2025	492,371	0.0
		10,384,005	0.4
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Lodging & Casinos: 0.3%
670,835	Aimbridge Acquisition Co., Inc. 2019 Term Loan B, 4.199%, (US0001M + 3.750%), 02/02/2026	$659,934	0.0
737,550	Arches Buyer Inc. 2021 Term Loan B, 3.750%, (US0001M + 3.250%), 12/06/2027	726,659	0.0
1,130,057	Caesars Resort Collection, LLC 2020 Term Loan B1, 3.957%, (US0001M + 3.500%), 07/21/2025	1,125,348	0.1
590,000	Century Casinos, Inc 2022 Term Loan, 6.302%, (TSFR1M + 6.000%), 03/23/2029	590,000	0.0
473,171	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 4.000%, (US0001M + 3.000%), 10/21/2024	469,179	0.0
995,000	Hilton Grand Vacations Borrower LLC 2021 Term Loan B, 3.500%, (US0001M + 3.000%), 08/02/2028	990,492	0.1
500,000	Hilton Worldwide Finance, LLC 2019 Term Loan B2, 2.207%, (US0001M + 1.750%), 06/22/2026	495,173	0.0
935	J&J Ventures Gaming, LLC Term Loan, 4.750%, (US0001M + 4.000%), 04/26/2028	930	0.0
236,508	PCI Gaming Authority Term Loan, 2.957%, (US0001M + 2.500%), 05/29/2026	234,970	0.0
490,522	Stars Group Holdings B.V. TL B 1L, 3.256%, (US0003M + 2.250%), 07/21/2026	486,843	0.0
496,179	Station Casinos LLC 2020 Term Loan B, 2.710%, (US0001M + 2.250%), 02/08/2027	490,287	0.0
221,644	The Enterprise Development Authority Term Loan B, 5.000%, (US0001M + 4.250%), 02/28/2028	220,397	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Lodging & Casinos (continued)
1,326,675	Twin River Worldwide Holdings, Inc. 2021 Term Loan B, 3.750%, (US0006M + 3.250%), 10/02/2028	$1,320,456	0.1
		7,810,668	0.3
	Mortgage REITs: 0.0%
495,169	BIFM CA Buyer Inc. Term Loan B, 3.957%, (US0001M + 3.500%), 06/01/2026	487,742	0.0

	Nonferrous Metals/Minerals: 0.1%
536,685	Covia Holdings Corporation 2020 PIK Take Back Term Loan, 5.000%, (US0003M + 4.000%), 07/31/2026	528,970	0.0
1,775,299	U.S. Silica Company 2018 Term Loan B, 5.000%, (US0001M + 4.000%), 05/01/2025	1,748,988	0.1
		2,277,958	0.1
	Oil & Gas: 0.3%
89,067	BCP Renaissance Parent LLC 2017 Term Loan B, 4.500%, (US0003M + 3.500%), 10/31/2024	87,991	0.0
745,998	Brazos Delaware II, LLC Term Loan B, 4.449%, (US0001M + 4.000%), 05/21/2025	737,979	0.1
577,100	ITT Holdings LLC 2021 Term Loan, 3.250%, (US0001M + 2.750%), 07/10/2028	571,149	0.0
850,000	Lucid Energy Group II Borrower, LLC 2021 Term Loan, 5.000%, (US0001M + 4.250%), 11/24/2028	844,068	0.1
558,600	Medallion Midland Acquisition, LLC 2021 Term Loan, 4.500%, (US0001M + 3.750%), 10/18/2028	554,271	0.0
598,454	NorthRiver Midstream Finance LP 2018 Term Loan B, 3.457%, (US0003M + 3.250%), 10/01/2025	593,644	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Oil & Gas (continued)
640,000	Oryx Midstream Services Permian Basin LLC Term Loan B, 3.750%, (US0003M + 3.250%), 10/05/2028	$635,500	0.0
347,250	Southwestern Energy Company 2021 Term Loan, 3.301%, (SOFRRATE + 2.500%), 06/22/2027	345,080	0.0
807,975	TransMontaigne Operating Company L.P. Term Loan B, 4.000%, (US0001M + 3.500%), 11/17/2028	803,177	0.1
663,180	Traverse Midstream Partners LLC 2017 Term Loan, 5.250%, (SOFRRATE + 4.250%), 09/27/2024	661,522	0.0
742,366	Waterbridge Midstream Operating LLC Term Loan B, 6.750%, (US0006M + 5.750%), 06/22/2026	717,577	0.0
		6,551,958	0.3
	Publishing: 0.2%
1,022,438	Adevinta ASA USD Term Loan B, 3.712%, (US0003M + 2.750%), 06/26/2028	1,009,146	0.1
650,121	Alchemy Copyrights, LLC Term Loan B, 3.500%, (US0001M + 3.000%), 03/10/2028	649,308	0.0
498,750	Cengage Learning, Inc. 2021 Term Loan B, 5.750%, (US0003M + 4.750%), 07/14/2026	495,789	0.0
1,037,400	Dotdash Meredith Inc Term Loan B, 4.500%, (SOFRRATE + 4.000%), 12/01/2028	1,031,780	0.1
947,625	McGraw-Hill Global Education Holdings, LLC 2021 First Lien Term Loan B, 5.554%, (US0006M + 4.750%), 07/28/2028	940,222	0.0
		4,126,245	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Radio & Television: 0.3%
397,900	A-L Parent LLC 2016 1st Lien Term Loan, 4.250%, (US0001M + 3.250%), 12/01/2023	$379,435	0.0
1,158,662	Clear Channel Outdoor Holdings, Inc. Term Loan B, 3.799%, (US0003M + 3.500%), 08/21/2026	1,141,066	0.1
1,253,911	CMG Media Corporation 2021 Term Loan, 3.957%, (US0001M + 3.500%), 12/17/2026	1,236,781	0.1
2,785,805	Diamond Sports Group, LLC 2022 2nd Lien Term Loan, 3.445%, (SOFRRATE + 3.250%), 08/24/2026	965,463	0.0
434,304	Diamond Sports Group, LLC 2022 First Priority Term Loan, 9.000%, (SOFRRATE + 8.000%), 05/26/2026	441,836	0.0
885,000	Gray Television, Inc. 2021 Term Loan D, 3.231%, (US0001M + 3.000%), 12/01/2028	881,773	0.0
497,484	iHeartCommunications, Inc. 2020 Incremental Term Loan, 3.750%, (US0001M + 3.250%), 05/01/2026	495,485	0.0
752,363	iHeartCommunications, Inc. 2020 Term Loan, 3.457%, (US0001M + 3.000%), 05/01/2026	749,307	0.0
966,303	NASCAR Holdings, Inc Term Loan B, 2.957%, (US0001M + 2.500%), 10/19/2026	961,472	0.0
1,040,483	Univision Communications Inc. 2021 First Lien Term Loan B, 4.000%, (US0001M + 3.250%), 03/15/2026	1,036,971	0.1
		8,289,589	0.3
	Rail Industries: 0.0%
744,304	Genesee & Wyoming Inc. (New) Term Loan, 3.006%, (US0003M + 2.000%), 12/30/2026	737,419	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Retailers (Except Food & Drug): 0.4%
28,889	AI Aqua Merger Sub, Inc. 2021 1st Lien Delayed Draw Term Loan, 4.962%, (US0003M + 4.000%), 07/31/2028	$28,660	0.0
231,111	AI Aqua Merger Sub, Inc. 2021 1st Lien Term Loan B, 4.250%, (TSFR1M + 3.750%), 07/31/2028	229,281	0.0
79,630	AI Aqua Merger Sub, Inc. 2022 Delayed Draw Term loan, 4.290%, (SOFRRATE + 4.000%), 07/31/2028	78,999	0.0
350,370	AI Aqua Merger Sub, Inc. 2022 Term Loan B, 4.302%, (TSFR1M + 4.000%), 07/31/2028	347,597	0.0
452,572	Franchise Group Intermediate Holdco, LLC 2021 First Out Term Loan B, 5.500%, (US0003M + 4.750%), 03/10/2026	452,572	0.0
1,150,481	Great Outdoors Group, LLC 2021 Term Loan B1, 4.500%, (US0001M + 3.750%), 03/06/2028	1,147,785	0.1
1,936,897	Harbor Freight Tools USA, Inc. 2021 Term Loan B, 3.250%, (US0001M + 2.750%), 10/19/2027	1,900,178	0.1
538,048	Jo-Ann Stores, Inc. 2021 Term Loan B1, 5.500%, (US0003M + 4.750%), 07/07/2028	473,482	0.0
185,000	Lakeshore Intermediate LLC Term Loan, 4.000%, (US0003M + 3.500%), 09/29/2028	182,456	0.0
561,107	Leslies Poolmart, Inc. 2021 Term Loan B, 3.019%, (US0003M + 2.500%), 03/09/2028	554,694	0.0
368,381	Mens Wearhouse, Inc. (The) 2020 Take Back Term Loan, 9.000%, (US0003M + 8.000%), 12/01/2025	343,515	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Retailers (Except Food & Drug) (continued)
121,439	Mens Wearhouse, Inc. (The) 2020 Term Loan, 12.000%, (US0003M + 11.000%), 06/01/2025	$122,047	0.0
764,225	Michaels Companies, Inc. 2021 Term Loan B, 5.256%, (US0003M + 4.250%), 04/15/2028	716,461	0.1
560,763	Petco Animal Supplies, Inc. 2021 Term Loan B, 4.256%, (US0003M + 3.250%), 03/03/2028	556,066	0.0
580,000	Petmate Incremental Term Loan B, 6.250%, (US0001M + 5.500%), 09/15/2028	568,038	0.0
832,913	Pilot Travel Centers LLC 2021 Term Loan B, 2.452%, (US0001M + 2.000%), 08/04/2028	822,605	0.1
591,377	Tory Burch LLC Term Loan B, 3.500%, (US0001M + 3.000%), 04/16/2028	576,839	0.0
344,138	Victorias Secret & Co. Term Loan B, 3.750%, (US0003M + 3.250%), 08/02/2028	339,621	0.0
		9,440,896	0.4
	Surface Transport: 0.2%
1,456,379	American Trailer World Corp. Term Loan B, 4.500%, (SOFRRATE + 3.750%), 03/03/2028	1,406,619	0.1
421,393	ENC Holding Corporation 2021 Term Loan, 5.256%, (US0003M + 4.250%), 08/04/2028	415,072	0.0
37,551 (10)	ENC Holding Corporation Delayed Draw Term Loan, 5.212%, (US0003M + 4.250%), 08/04/2028	36,988	0.0
200,000	LaserShip, Inc. 2021 2nd Lien Term Loan, 8.250%, (US0003M + 7.500%), 05/07/2029	199,500	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Surface Transport (continued)
890,525	LaserShip, Inc. 2021 Term Loan, 5.250%, (US0003M + 4.500%), 05/07/2028	$887,557	0.1
510,421	Savage Enterprises LLC 2021 Term Loan B, 3.750%, (US0001M + 3.250%), 09/15/2028	507,486	0.0
847,875	Worldwide Express Operations, LLC 2021 1st Lien Term Loan, 5.750%, (US0003M + 4.250%), 07/26/2028	840,456	0.0
170,000	Worldwide Express Operations, LLC 2021 2nd Lien Term Loan, 8.006%, (US0003M + 7.000%), 07/26/2029	167,662	0.0
500,000	XPO Logistics, Inc. 2018 Term Loan B, 1.992%, (US0001M + 1.750%), 02/24/2025	495,669	0.0
		4,957,009	0.2
	Technology: 0.0%
1,014,752	Veritas US Inc. 2021 USD Term Loan B, 6.000%, (US0003M + 5.000%), 09/01/2025	954,712	0.0

	Telecommunications: 0.7%
505,380	Altice Financing SA USD 2017 1st Lien Term Loan, 2.989%, (US0003M + 2.750%), 01/31/2026	489,587	0.0
989,717	Asurion LLC 2018 Term Loan B7, 3.457%, (US0001M + 3.000%), 11/03/2024	978,377	0.1
330,000	Asurion LLC 2021 2nd Lien Term Loan B3, 5.707%, (US0001M + 5.250%), 01/31/2028	324,087	0.0
810,000	Asurion LLC 2021 Second Lien Term Loan B4, 5.707%, (US0001M + 5.250%), 01/20/2029	793,800	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Telecommunications (continued)
1,484,950	Asurion LLC 2021 Term Loan B9, 3.707%, (US0001M + 3.250%), 07/31/2027	$1,456,798	0.1
497,925	Avaya, Inc. 2020 Term Loan B, 4.647%, (US0001M + 4.250%), 12/15/2027	494,917	0.0
250,000	Avaya, Inc. 2021 Term Loan B2, 4.397%, (US0001M + 4.000%), 12/15/2027	247,250	0.0
646,265	Cablevision Lightpath LLC Term Loan B, 3.750%, (US0003M + 3.250%), 11/30/2027	639,237	0.0
1,215,000	CCI Buyer, Inc. Term Loan, 4.750%, (US0003M + 4.000%), 12/17/2027	1,202,343	0.1
1,492,366	CenturyLink, Inc. 2020 Term Loan B, 2.707%, (US0001M + 2.250%), 03/15/2027	1,455,290	0.1
1,274,800	CommScope, Inc. 2019 Term Loan B, 3.707%, (US0001M + 3.250%), 04/06/2026	1,246,715	0.1
956,718	Connect Finco Sarl 2021 Term Loan B, 4.500%, (US0001M + 3.500%), 12/11/2026	949,942	0.1
640,175	Digi International Inc. Term Loan B, 5.500%, (US0001M + 5.000%), 11/01/2028	640,175	0.0
415,046	Global Tel*Link Corporation 2018 1st Lien Term Loan, 4.707%, (US0001M + 4.250%), 11/29/2025	395,807	0.0
78,042	Global Tel*Link Corporation 2018 2nd Lien Term Loan, 10.413%, (SOFRRATE + 10.000%), 11/29/2026	75,311	0.0
253,725	GOGO Intermediate Holdings LLC Term Loan B, 4.500%, (US0003M + 3.750%), 04/30/2028	252,218	0.0
492,959	GTT Communications, Inc. 2018 USD Term Loan B, 7.250%, (PRIME + 3.750%), 05/31/2025	405,212	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Telecommunications (continued)
29,913	Intelsat Jackson Holdings S.A. 2021 Exit Term Loan B, 4.920%, (SOFRRATE + 4.250%), 02/01/2029	$29,470	0.0
500,000	Level 3 Financing Inc. 2019 Term Loan B, 2.207%, (US0001M + 1.750%), 03/01/2027	491,473	0.0
216,000	MTN Infrastructure TopCo Inc 2021 Term Loan, 5.506%, (US0003M + 4.500%), 10/04/2028	212,220	0.0
934,134	Numericable Group SA USD Term Loan B11, 3.049%, (US0001M + 2.750%), 07/31/2025	913,894	0.0
596,883	Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 5.506%, (US0003M + 4.500%), 11/01/2024	566,964	0.0
520,000	Venga Finance Sarl 2021 USD Term Loan B, 5.712%, (US0003M + 4.750%), 12/04/2028	507,217	0.0
375,000	ViaSat, Inc. Term Loan, 5.000%, (SOFRRATE + 4.500%), 03/02/2029	369,375	0.0
1,260,597	Zayo Group Holdings, Inc. USD Term Loan, 3.457%, (US0001M + 3.000%), 03/09/2027	1,228,294	0.1
		16,365,973	0.7
	Utilities: 0.1%
348,868	Covanta Holding Corporation 2021 Term Loan B, 3.000%, (US0001M + 2.500%), 11/30/2028	347,741	0.0
26,132	Covanta Holding Corporation 2021 Term Loan C, 3.000%, (US0001M + 2.500%), 11/30/2028	26,048	0.0
1,022,368	Edgewater Generation, L.L.C. Term Loan, 4.207%, (US0001M + 3.750%), 12/13/2025	947,608	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Utilities (continued)
376,200	Generation Bridge Acquisition, LLC Term Loan B, 6.006%, (US0003M + 5.000%), 12/01/2028	$376,670	0.0
7,857	Generation Bridge Acquisition, LLC Term Loan C, 6.006%, (US0003M + 5.000%), 12/01/2028	7,867	0.0
916,324	Nautilus Power, LLC Term Loan B, 5.250%, (US0001M + 4.250%), 05/16/2024	741,077	0.0
338,300	Tiger Acquisition, LLC 2021 Term Loan, 3.758%, (US0003M + 3.250%), 06/01/2028	325,233	0.0
		2,772,244	0.1
	Total Bank Loans (Cost $323,911,101)	318,698,766	12.9
CONVERTIBLE BONDS/NOTES: 0.0%
	Communications: 0.0%
210,000	DISH Network Corp., 3.375%, 08/15/2026	189,420	0.0
	Total Convertible Bonds/Notes (Cost $205,804)	189,420	0.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.0%
	Uniform Mortgage-Backed Securities: 0.0%
3,476	5.500%,10/01/2039	3,808	0.0
	Total U.S. Government Agency Obligations (Cost $3,733)	3,808	0.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.0%
	Consumer Discretionary: 0.0%
142,000 (11)	24 Hour Fitness Worldwide, Inc.	59,356	0.0

	Consumer Staples: — %
2,038 (7)(11)	Save-A-Lot, Inc. / Moran Foods	—	—
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: 0.0%
53,269 (11)	Covia Specialty Minerals, Inc.	$652,545	0.0
	Total Common Stock (Cost $663,295)	711,901	0.0
PREFERRED STOCK: 0.0%
	Consumer Discretionary: 0.0%
189,193 (11)	24 Hour Fitness Worldwide, Inc.	378,386	0.0
	Information Technology: 0.0%
2,393 (11)	Riverbed Technology, Inc.	23,451	0.0
	Total Preferred Stock (Cost $267,309)	401,837	0.0
WARRANTS: 0.0%
	Communication Services: 0.0%
26,686 (11)	Cineworld Group PLC	4,032	0.0
	Total Warrants (Cost $—)	4,032	0.0

	Value	Percentage of Net Assets
PURCHASED OPTIONS(12): 0.1%
Total Purchased Options (Cost $4,166,654)	3,162,442	0.1
Total Long-Term Investments (Cost $2,329,112,345)	2,228,984,565	90.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 13.9%
	Floating Rate Notes: 0.7%
400,000 (13)	ANZ Bank, 0.420%, 08/18/2022	399,747	0.0
475,000 (13)	Bank of America N.A., 0.410%, 06/22/2022	474,795	0.1
450,000 (13)	Bank of Montreal, 0.410%, 07/25/2022	449,664	0.0
325,000 (13)	Bank of Nova Scotia, 0.440%, 07/18/2022	324,805	0.0
475,000 (13)	Barclays Bank PLC, 0.440%, 07/22/2022	474,464	0.0
475,000 (13)	Bayeriche Landesbank of New York, 0.470%, 07/27/2022	474,681	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
425,000 (13)	Commonwealth Bank of Australia, 0.450%, 09/01/2022	$424,621	0.0
475,000 (13)	Cooperatieve Rabobank U.A./New York, 0.410%, 08/03/2022	474,608	0.0
325,000 (13)	Cooperatieve Rabobank U.A./New York, 0.420%, 08/16/2022	324,721	0.0
475,000 (13)	Credit Agricole, 0.390%, 07/21/2022	474,671	0.0
275,000 (13)	Credit Agricole, 0.410%, 08/04/2022	274,806	0.0
475,000 (13)	Credit Industriel et Commercial, 0.440%, 08/08/2022	474,635	0.0
400,000 (13)	Credit Suisse AG, 0.450%, 05/02/2022	399,983	0.0
275,000 (13)	Landesbank Baden-Wurttemberg, 0.440%, 06/17/2022	274,882	0.0
400,000 (13)	Mitsubishi UFJ Trust and Banking Corp., 0.430%, 07/22/2022	399,745	0.0
475,000 (13)	Mitsubishi UFJ Trust and Banking Corp., 0.460%, 07/26/2022	474,727	0.0
400,000 (13)	Mizuho Bank Ltd., 0.440%, 07/25/2022	399,574	0.0
475,000 (13)	Mizuho Bank Ltd., 0.450%, 07/28/2022	474,501	0.0
350,000 (13)	Mizuho Bank Ltd., 0.460%, 08/10/2022	349,610	0.0
475,000 (13)	National Australia Bank Ltd., 0.400%, 08/08/2022	474,584	0.0
475,000 (13)	National Australia Bank Ltd., 0.420%, 08/15/2022	474,605	0.0
475,000 (13)	National Bank of Canada, 0.430%, 08/09/2022	474,613	0.0
475,000 (13)	Natixis SA, 0.440%, 06/17/2022	474,879	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
400,000 (13)	Norinchukin Bank of New York, 0.390%, 05/27/2022	$399,886	0.0
475,000 (13)	Norinchukin Bank of New York, 0.420%, 06/22/2022	474,816	0.1
425,000 (13)	Royal Bank of Canada, 0.420%, 08/16/2022	424,649	0.0
500,000 (13)	Royal Bank of Canada, 0.450%, 08/23/2022	499,622	0.1
400,000 (13)	Sheffield Receivables Company LLC, 0.480%, 07/27/2022	399,696	0.0
475,000 (13)	Skandinaviska Enskilda Banken AB, 0.410%, 07/20/2022	474,726	0.0
475,000 (13)	Societe Generale, 0.430%, 08/08/2022	474,584	0.0
475,000 (13)	Societe Generale, 0.470%, 08/31/2022	474,575	0.0
425,000 (13)	Starbird Funding Corp., 0.450%, 08/23/2022	424,320	0.0
400,000 (13)	Sumitomo Mitsui Trust Bank Ltd., 0.430%, 07/25/2022	399,762	0.0
475,000 (13)	Sumitomo Mitsui Trust Bank Ltd., 0.430%, 07/28/2022	474,704	0.0
400,000 (13)	Sumitomo Mitsui Trust Bank Ltd., 0.450%, 08/01/2022	399,762	0.0
475,000 (13)	Sumitomo Mitsui Trust Bank Ltd., 0.450%, 08/04/2022	474,704	0.0
350,000 (13)	Sumitomo Mitsui Trust Bank Ltd., 0.450%, 08/08/2022	349,777	0.0
500,000 (13)	Svenska Handelsbanken AB, 0.420%, 07/29/2022	499,601	0.1
475,000 (13)	Toronto-Dominion Bank, 0.430%, 07/25/2022	474,800	0.1
475,000 (13)	Toronto-Dominion Bank, 0.440%, 08/19/2022	474,668	0.0
500,000 (13)	Westpac Banking Corp., 0.410%, 08/02/2022	499,689	0.1
	Total Floating Rate Notes (Cost $17,812,262)	17,812,262	0.7

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements: 3.2%
18,309,488 (13)	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/31/22, 0.29%, due 04/01/22 (Repurchase Amount $18,309,633, collateralized by various U.S. Government Agency Obligations, 0.000%- 9.000%, Market Value plus accrued interest $18,675,678, due 04/25/22-12/20/71)	$18,309,488	0.7
4,679,733 (13)	CF Secured LLC, Repurchase Agreement dated 03/31/22, 0.29%, due 04/01/22 (Repurchase Amount $4,679,770, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 5.500%, Market Value plus accrued interest $4,773,328, due 04/05/22-03/01/52)	4,679,733	0.2
9,263,500 (13)	Citadel Securities LLC, Repurchase Agreement dated 03/31/22, 0.33%, due 04/01/22 (Repurchase Amount $9,263,584, collateralized by various U.S. Government Securities, 0.000%-7.625%, Market Value plus accrued interest $9,448,882, due 04/19/22-02/15/52)	9,263,500	0.4
23,437,631 (13)	Daiwa Capital Markets, Repurchase Agreement dated 03/31/22, 0.30%, due 04/01/22 (Repurchase Amount $23,437,824, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $23,906,384, due 04/05/22-04/01/52)	23,437,631	0.9
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
4,073,198 (13)	Industrial & Comm. Bank of China, Repurchase Agreement dated 03/31/22, 0.28%, due 04/01/22 (Repurchase Amount $4,073,229, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $4,154,662, due 03/23/23-02/28/27)	$4,073,198	0.2
5,523,225 (13)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 03/31/22, 0.33%, due 04/01/22 (Repurchase Amount $5,523,275, collateralized by various U.S. Government Agency Obligations, 0.550%- 8.250%, Market Value plus accrued interest $5,633,741, due 05/01/22-02/20/72)	5,523,225	0.2
11,691,140 (13)	State of Wisconsin Investment Board, Repurchase Agreement dated 03/31/22, 0.33%, due 04/01/22 (Repurchase Amount $11,691,246, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $11,924,970, due 01/15/25-02/15/51)	11,691,140	0.5
2,985,374 (13)	Stonex Financial Inc., Repurchase Agreement dated 03/31/22, 0.35%, due 04/01/22 (Repurchase Amount $2,985,403, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.500%, Market Value plus accrued interest $3,134,643, due 04/15/22-02/20/72)	2,985,374	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
	Total Repurchase Agreements (Cost $79,963,289)	$79,963,289	3.2

	Certificates of Deposit: 0.1%
1,680,000 (13)	Sumitomo Mitsui Trust Bank Ltd., 0.300%, 04/01/2022 (Cost $1,680,000)	1,680,000	0.1

	Time Deposits: 1.1%
2,280,000 (13)	ANZ Bank, 0.310%, 04/01/2022	2,280,000	0.1
3,040,000 (13)	Barclays Bank PLC, 0.340%, 04/01/2022	3,040,000	0.1
3,280,000 (13)	BNP Paribas, 0.310%, 04/01/2022	3,280,000	0.1
3,080,000 (13)	Cooperatieve Rabobank U.A./New York, 0.300%, 04/01/2022	3,080,000	0.1
1,760,000 (13)	Credit Agricole, 0.310%, 04/01/2022	1,760,000	0.1
1,350,000 (13)	Landesbank Baden-Wurttemberg, 0.330%, 04/01/2022	1,350,000	0.1
2,670,000 (13)	Mizuho Bank Ltd., 0.320%, 04/01/2022	2,670,000	0.1
2,900,000 (13)	Royal Bank of Canada, 0.300%, 04/01/2022	2,900,000	0.1
3,380,000 (13)	Skandinaviska Enskilda Banken AB, 0.300%, 04/01/2022	3,380,000	0.2
3,350,000 (13)	Svenska Handelsbanken AB, 0.270%, 04/01/2022	3,350,000	0.1
	Total Time Deposits
	(Cost $27,090,000)	27,090,000	1.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 8.8%
210,401,174 (13)(14)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.230%	210,401,174	8.5
3,540,000 (13)(14)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.250%	3,540,000	0.2
Shares		Value	Percentage of Net Assets
	Mutual Funds (continued): 8.8%
3,308,000 (13)(14)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.230%	$3,308,000	0.1
	Total Mutual Funds (Cost $217,249,174)	217,249,174	8.8
	Total Short-Term Investments (Cost $343,794,725)	343,794,725	13.9
	Total Investments in Securities (Cost $2,672,907,070)	$2,572,779,290	104.3
	Liabilities in Excess of Other Assets	(105,671,279)	(4.3)
	Net Assets	$2,467,108,011	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(4)
Variable rate security. Rate shown is the rate in effect as of March 31, 2022.

(5)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(6)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(7)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(8)
Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2022.

(9)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of March 31, 2022.

(10)
All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note 10 for additional details.

(11)
Non-income producing security.

(12)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

(13)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(14)
Rate shown is the 7-day yield as of March 31, 2022.

Currency Abbreviations:
EUR
EU Euro

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

PRIME
Federal Reserve Bank Prime Loan Rate

SOFRRATE
1-day Secured Overnight Financing Rate

SOFR30A
30-day Secured Overnight Financing Rate

TSFR1M
1-month CME Term Secured Overnight Financing Rate

US0001M
1-month LIBOR

US0002M
2-month LIBOR

US0003M
3-month LIBOR

US0006M
6-month LIBOR

US0012M
12-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2022
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$59,356	$—	$59,356
Consumer Staples	—	—	—	—
Materials	—	652,545	—	652,545
Total Common Stock	—	711,901	—	711,901
Preferred Stock	—	401,837	—	401,837
Warrants	—	4,032	—	4,032
Purchased Options	—	3,162,442	—	3,162,442
Corporate Bonds/Notes	—	450,380,183	—	450,380,183
Collateralized Mortgage Obligations	—	556,685,425	—	556,685,425
Asset-Backed Securities	—	326,717,928	—	326,717,928
Sovereign Bonds	—	63,086,249	—	63,086,249
Commercial Mortgage-Backed Securities	—	420,467,023	3,151,272	423,618,295
Convertible Bonds/Notes	—	189,420	—	189,420
U.S. Government Agency Obligations	—	3,808	—	3,808
U.S. Treasury Obligations	—	85,324,279	—	85,324,279
Bank Loans	—	318,698,766	—	318,698,766
Short-Term Investments	217,249,174	126,545,551	—	343,794,725
Total Investments, at fair value	$217,249,174	$2,352,378,844	$3,151,272	$2,572,779,290
Other Financial Instruments+
Centrally Cleared Swaps	—	1,031,796	—	1,031,796
Forward Foreign Currency Contracts	—	22,696,093	—	22,696,093
Futures	10,830,867	—	—	10,830,867
Volatility Swaps	—	71,287	—	71,287
Total Assets	$228,080,041	$2,376,178,020	$3,151,272	$2,607,409,333
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(1,109,806)	$—	$(1,109,806)
Forward Foreign Currency Contracts	—	(24,085,499)	—	(24,085,499)
Futures	(8,999,992)	—	—	(8,999,992)
Written Options	—	(2,584,504)	—	(2,584,504)
Total Liabilities	$(8,999,992)	$(27,779,809)	$—	$(36,779,801)
See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument.OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At March 31, 2022, the following forward foreign currency contracts were outstanding for Voya Strategic Income Opportunities Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 23,292,152	NOK 203,912,313	Bank of America N.A.	04/08/22	$131,604
NOK 189,631,724	USD 21,285,602	Bank of America N.A.	04/08/22	252,944
USD 22,221,714	SEK 210,115,192	Bank of America N.A.	04/08/22	(126,876)
NOK 210,154,778	USD 23,994,654	Bank of America N.A.	04/08/22	(125,081)
USD 24,549,214	NOK 213,174,324	Bank of America N.A.	04/08/22	336,678
EUR 11,529,056	USD 12,802,094	Bank of America N.A.	04/08/22	(64,227)
AUD 39,637,840	USD 29,710,147	Bank of America N.A.	04/08/22	31,067
CHF 1,834,701	USD 1,951,130	Barclays Bank PLC	04/08/22	34,638
USD 18,817,351	CHF 17,275,232	Barclays Bank PLC	04/08/22	119,697
USD 389	PHP 20,502	Barclays Bank PLC	04/29/22	(6)
MYR 131,109	USD 31,348	Barclays Bank PLC	04/29/22	(273)
HUF 655,795	USD 1,893	Barclays Bank PLC	04/29/22	75
COP 17,635,054	USD 4,646	Barclays Bank PLC	05/06/22	8
CHF 18,585,835	USD 19,908,560	BNP Paribas	04/08/22	207,611
GBP 29,757,657	USD 39,099,175	BNP Paribas	04/08/22	(75,554)
USD 6,245,258	EUR 5,619,601	BNP Paribas	04/08/22	36,447
USD 13,964,837	AUD 19,111,133	BNP Paribas	04/08/22	(336,720)
EUR 11,395,811	USD 12,693,633	BNP Paribas	04/08/22	(85,480)
USD 24,457,308	SEK 229,665,034	BNP Paribas	04/08/22	(65,548)
JPY 1,664,976,067	USD 13,552,235	BNP Paribas	04/08/22	125,330
GBP 13,640,332	USD 18,081,413	BNP Paribas	04/08/22	(163,284)
USD 19,132,752	EUR 16,852,225	BNP Paribas	04/08/22	487,705
JPY 828,300,871	USD 6,871,669	BNP Paribas	04/08/22	(67,283)
AUD 37,048,150	USD 27,634,797	BNP Paribas	04/08/22	89,685
SEK 226,330,027	USD 23,850,266	BNP Paribas	04/08/22	222,990
USD 7,532,000	EUR 6,850,251	BNP Paribas	04/08/22	(47,014)
USD 18,256,619	GBP 13,824,411	BNP Paribas	04/08/22	96,680
USD 1,832,301	JPY 221,220,321	BNP Paribas	04/08/22	15,005
USD 29,322,544	AUD 39,051,374	BNP Paribas	04/08/22	98,977
USD 2,290,297	EUR 2,076,818	BNP Paribas	04/08/22	(7,463)
JPY 348,331,964	USD 2,852,275	BNP Paribas	04/08/22	9,227
USD 35,730,850	EUR 32,576,768	BNP Paribas	04/08/22	(311,593)
NZD 22,145,967	USD 15,060,143	BNP Paribas	04/08/22	287,155
CAD 43,935,530	USD 34,525,075	BNP Paribas	04/08/22	618,416
USD 20,381,170	CHF 19,101,437	BNP Paribas	04/08/22	(293,056)
GBP 11,987,900	USD 15,608,195	BNP Paribas	04/08/22	139,278
USD 14,677,181	EUR 13,323,875	BNP Paribas	04/08/22	(64,153)
CHF 19,373,079	USD 20,577,479	BNP Paribas	04/08/22	390,757
USD 40,312,936	JPY 4,782,590,915	BNP Paribas	04/08/22	1,024,564
See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD 18,524,785	USD 14,663,457	BNP Paribas	04/08/22	154,291
EUR 12,772,249	USD 13,947,223	BNP Paribas	04/08/22	183,800
AUD 19,519,492	USD 14,070,530	BNP Paribas	04/08/22	536,617
NZD 17,377,559	USD 11,936,825	BNP Paribas	04/08/22	105,937
CAD 48,627,788	USD 38,453,052	BNP Paribas	04/08/22	443,718
JPY 2,412,184,650	USD 20,794,797	BNP Paribas	04/08/22	(979,009)
USD 15,023,703	CHF 13,963,180	BNP Paribas	04/08/22	(89,189)
USD 21,965,311	EUR 19,873,658	BNP Paribas	04/08/22	(22,604)
JPY 5,109,709,978	USD 44,510,890	BNP Paribas	04/08/22	(2,535,277)
EUR 35,390,619	USD 39,876,571	BNP Paribas	04/08/22	(720,925)
GBP 31,460,863	USD 42,136,170	BNP Paribas	04/08/22	(808,741)
CHF 21,326,028	USD 23,278,387	BNP Paribas	04/08/22	(196,398)
USD 40,902,782	CAD 51,106,083	BNP Paribas	04/08/22	23,654
IDR 9,821,549,302	USD 681,199	BNP Paribas	04/29/22	2,872
USD 30,857,646	GBP 23,027,235	Brown Brothers Harriman & Co.	04/08/22	608,749
USD 1,929,441	NZD 2,803,321	Brown Brothers Harriman & Co.	04/08/22	(13,278)
USD 31,192,035	JPY 3,858,860,210	Brown Brothers Harriman & Co.	04/08/22	(508,008)
CHF 19,362,583	USD 21,134,961	Brown Brothers Harriman & Co.	04/08/22	(178,085)
USD 20,884,231	JPY 2,448,446,321	Brown Brothers Harriman & Co.	04/08/22	770,558
USD 40,854,729	CAD 52,037,894	Brown Brothers Harriman & Co.	04/08/22	(769,743)
EUR 25,735,215	USD 28,277,854	Brown Brothers Harriman & Co.	04/08/22	195,199
GBP 25,046,951	USD 33,526,095	Brown Brothers Harriman & Co.	04/08/22	(624,071)
CAD 50,845,404	USD 40,743,795	Brown Brothers Harriman & Co.	04/08/22	(113,741)
USD 46,127,377	CHF 43,001,785	Brown Brothers Harriman & Co.	04/08/22	(415,126)
USD 38,845,504	EUR 35,089,522	Brown Brothers Harriman & Co.	04/08/22	76,876
JPY 5,152,007,469	USD 43,454,854	Brown Brothers Harriman & Co.	04/08/22	(1,131,772)
NOK 213,970,780	USD 24,972,227	Brown Brothers Harriman & Co.	04/08/22	(669,229)
NZD 42,053,572	USD 29,355,496	Brown Brothers Harriman & Co.	04/08/22	(264,113)
USD 3,055,223	EUR 2,741,290	Brown Brothers Harriman & Co.	04/08/22	22,301
EUR 2,106,840	USD 2,305,515	Citibank N.A.	04/08/22	25,462
USD 8,028,907	GBP 6,022,034	Citibank N.A.	04/08/22	118,279
USD 4,324,198	EUR 3,821,533	Citibank N.A.	04/08/22	96,111
USD 8,415,308	SEK 81,409,937	Citibank N.A.	04/08/22	(243,738)
USD 21,425,852	CAD 27,199,849	Citibank N.A.	04/08/22	(330,973)
SEK 82,782,877	USD 8,588,226	Citibank N.A.	04/08/22	216,851
THB 122,156	USD 3,678	Citibank N.A.	04/29/22	(3)
PEN 2,236,668	USD 600,835	Citibank N.A.	05/06/22	5,516
USD 23,037,273	CHF 21,178,165	Goldman Sachs International	04/08/22	115,323
SEK 22,888,825	USD 2,435,908	Goldman Sachs International	04/08/22	(1,372)
USD 3,735,673	GBP 2,841,528	Goldman Sachs International	04/08/22	3,002
NZD 20,681,499	USD 13,980,280	Goldman Sachs International	04/08/22	352,133
USD 26,846,590	AUD 36,675,268	Goldman Sachs International	04/08/22	(598,851)
USD 4,532,552	EUR 4,086,084	Goldman Sachs International	04/08/22	11,771
USD 9,921,302	NOK 89,592,503	Goldman Sachs International	04/08/22	(254,697)
SEK 184,598,513	USD 19,566,949	Goldman Sachs International	04/08/22	67,597
NOK 89,919,344	USD 10,012,175	Goldman Sachs International	04/08/22	200,947
USD 15,068,161	GBP 11,446,710	Goldman Sachs International	04/08/22	31,603
USD 21,251,269	CHF 19,614,071	Goldman Sachs International	04/08/22	56,198
AUD 39,127,698	USD 28,409,056	Goldman Sachs International	04/08/22	871,627
USD 15,029,617	JPY 1,831,772,190	Goldman Sachs International	04/08/22	(18,157)
See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 17,014,495	CAD 21,831,733	Goldman Sachs International	04/08/22	(448,440)
USD 14,676,852	NZD 21,804,861	Goldman Sachs International	04/08/22	(434,058)
EUR 3,279,175	USD 3,684,166	Goldman Sachs International	04/08/22	(56,136)
SEK 22,059,926	USD 2,333,776	Goldman Sachs International	04/08/22	12,595
USD 33,301,194	AUD 46,454,899	Goldman Sachs International	04/08/22	(1,462,700)
SEK 165,002,718	USD 16,615,513	Goldman Sachs International	04/08/22	934,755
USD 2,234,402	CAD 2,858,379	Goldman Sachs International	04/08/22	(51,980)
USD 2,704,922	JPY 313,265,306	Goldman Sachs International	04/08/22	131,487
SEK 18,049,318	USD 1,836,435	Goldman Sachs International	04/08/22	83,354
USD 20,699,663	SEK 194,904,349	Goldman Sachs International	04/08/22	(31,048)
CAD 15,271,345	USD 12,009,929	Goldman Sachs International	04/08/22	205,433
RON 2,123,064	USD 467,367	Goldman Sachs International	04/29/22	6,326
USD 191,313	TRY 3,018,928	Goldman Sachs International	04/29/22	(10,317)
USD 139,057	BRL 714,325	HSBC Bank USA N.A.	05/06/22	(9,645)
GBP 1,512,082	USD 2,013,550	JPMorgan Chase Bank N.A.	04/08/22	(27,258)
USD 391	ILS 1,277	JPMorgan Chase Bank N.A.	04/29/22	(9)
USD 162,801	PLN 716,080	JPMorgan Chase Bank N.A.	04/29/22	(7,218)
USD 8,268	MXN 174,180	JPMorgan Chase Bank N.A.	05/06/22	(440)
USD 24,429,603	NZD 35,119,582	Morgan Stanley Capital Services LLC	04/08/22	91,505
NOK 204,477,249	USD 23,157,147	Morgan Stanley Capital Services LLC	04/08/22	67,567
CHF 29,899,104	USD 32,305,645	Morgan Stanley Capital Services LLC	04/08/22	55,316
USD 9,137,853	NOK 81,844,135	Morgan Stanley Capital Services LLC	04/08/22	(158,080)
CHF 2,594,073	USD 2,805,982	Morgan Stanley Capital Services LLC	04/08/22	1,684
USD 1,798,841	NOK 16,267,978	Morgan Stanley Capital Services LLC	04/08/22	(48,891)
USD 14,397,840	EUR 13,094,624	Morgan Stanley Capital Services LLC	04/08/22	(89,854)
GBP 13,122,253	USD 17,369,669	Morgan Stanley Capital Services LLC	04/08/22	(132,095)
JPY 2,982,417,125	USD 25,855,742	Morgan Stanley Capital Services LLC	04/08/22	(1,355,567)
EUR 507,584	USD 557,617	Morgan Stanley Capital Services LLC	04/08/22	3,966
NZD 40,705,056	USD 27,479,332	Morgan Stanley Capital Services LLC	04/08/22	729,535
USD 41,477,185	JPY 4,790,614,844	Morgan Stanley Capital Services LLC	04/08/22	2,122,897
AUD 18,195,801	USD 13,397,210	Morgan Stanley Capital Services LLC	04/08/22	219,371
USD 13,869,791	NZD 20,375,546	Morgan Stanley Capital Services LLC	04/08/22	(250,594)
CHF 43,778,046	USD 46,956,056	Morgan Stanley Capital Services LLC	04/08/22	426,624
USD 15,633,282	GBP 11,986,989	Morgan Stanley Capital Services LLC	04/08/22	(112,994)
USD 24,590,125	NOK 217,551,171	Morgan Stanley Capital Services LLC	04/08/22	(119,537)
USD 26,066,689	NZD 38,283,597	Morgan Stanley Capital Services LLC	04/08/22	(464,092)
USD 12,755,681	AUD 17,754,575	Morgan Stanley Capital Services LLC	04/08/22	(530,716)
USD 24,844,272	NOK 218,501,749	Morgan Stanley Capital Services LLC	04/08/22	(136,150)
USD 14,007,158	EUR 12,766,924	Morgan Stanley Capital Services LLC	04/08/22	(117,974)
USD 26,444,185	JPY 3,043,741,571	Morgan Stanley Capital Services LLC	04/08/22	1,440,238
USD 22,527,642	CHF 20,811,425	Morgan Stanley Capital Services LLC	04/08/22	2,628
JPY 2,466,774,642	USD 20,894,316	Morgan Stanley Capital Services LLC	04/08/22	(630,079)
USD 15,552,962	GBP 11,937,915	Morgan Stanley Capital Services LLC	04/08/22	(128,850)
NZD 35,380,831	USD 24,339,889	Morgan Stanley Capital Services LLC	04/08/22	179,256
USD 25,796,947	SEK 242,213,724	Morgan Stanley Capital Services LLC	04/08/22	34,245
USD 14,124,012	NZD 20,903,311	Morgan Stanley Capital Services LLC	04/08/22	(362,118)
SEK 83,396,672	USD 8,570,223	Morgan Stanley Capital Services LLC	04/08/22	300,139
USD 11,194,641	CAD 14,252,277	Morgan Stanley Capital Services LLC	04/08/22	(205,580)
CHF 38,286,822	USD 41,140,915	Morgan Stanley Capital Services LLC	04/08/22	298,399
USD 9,540,666	CHF 8,802,457	Morgan Stanley Capital Services LLC	04/08/22	13,425
See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 12,819,688	NZD 18,960,389	Morgan Stanley Capital Services LLC	04/08/22	(319,984)
EUR 28,235,844	USD 31,129,337	Morgan Stanley Capital Services LLC	04/08/22	110,374
USD 45,637,831	CHF 42,735,808	Morgan Stanley Capital Services LLC	04/08/22	(616,793)
ZAR 532,456	USD 34,965	Morgan Stanley Capital Services LLC	04/29/22	1,358
CZK 42,445	USD 1,838	Morgan Stanley Capital Services LLC	04/29/22	80
CLP 32,943,291	USD 40,407	Morgan Stanley Capital Services LLC	05/06/22	1,221
USD 13,913,875	EUR 12,463,163	Standard Chartered Bank	04/08/22	124,820
GBP 2,552,716	USD 3,350,505	Standard Chartered Bank	04/08/22	2,779
USD 23,993,566	EUR 21,367,139	Standard Chartered Bank	04/08/22	353,286
EUR 7,817,555	USD 8,658,223	Standard Chartered Bank	04/08/22	(8,999)
SEK 118,691,863	USD 12,765,991	Standard Chartered Bank	04/08/22	(141,508)
USD 9,308,658	EUR 8,352,651	Standard Chartered Bank	04/08/22	67,411
JPY 387,023,685	USD 3,368,449	Standard Chartered Bank	04/08/22	(189,099)
USD 8,607,176	NZD 12,873,432	Standard Chartered Bank	04/08/22	(314,195)
EUR 4,505,339	USD 5,008,743	Standard Chartered Bank	04/08/22	(24,104)
NOK 110,888,786	USD 12,527,471	Standard Chartered Bank	04/08/22	67,380
USD 3,744,439	JPY 456,077,545	State Street Bank and Trust Co.	04/08/22	(2,180)
CAD 21,953,496	USD 17,165,822	State Street Bank and Trust Co.	04/08/22	394,510
USD 33,829,877	GBP 25,340,640	State Street Bank and Trust Co.	04/08/22	542,058
JPY 2,265,227,882	USD 19,147,689	State Street Bank and Trust Co.	04/08/22	(539,132)
USD 9,041,805	GBP 6,675,130	State Street Bank and Trust Co.	04/08/22	273,262
USD 8,621,124	SEK 82,818,530	State Street Bank and Trust Co.	04/08/22	(187,746)
NZD 12,742,027	USD 8,607,176	State Street Bank and Trust Co.	04/08/22	223,130
USD 10,017,741	NOK 90,561,603	State Street Bank and Trust Co.	04/08/22	(268,329)
USD 13,568,283	GBP 9,986,545	State Street Bank and Trust Co.	04/08/22	449,817
CHF 2,305,291	USD 2,464,106	State Street Bank and Trust Co.	04/08/22	30,999
CAD 8,026,215	USD 6,270,002	State Street Bank and Trust Co.	04/08/22	150,069
AUD 26,817,127	USD 19,522,890	State Street Bank and Trust Co.	04/08/22	545,344
USD 12,073,663	CAD 15,469,992	State Street Bank and Trust Co.	04/08/22	(300,593)
USD 2,303,654	EUR 2,051,958	State Street Bank and Trust Co.	04/08/22	33,398
USD 2,226,597	JPY 272,292,966	State Street Bank and Trust Co.	04/08/22	(10,254)
USD 8,721,364	NZD 12,841,825	State Street Bank and Trust Co.	04/08/22	(178,104)
USD 4,689,677	AUD 6,490,266	State Street Bank and Trust Co.	04/08/22	(167,225)
EUR 8,978,368	USD 9,958,272	State Street Bank and Trust Co.	04/08/22	(24,742)
EUR 24,819,904	USD 27,507,294	State Street Bank and Trust Co.	04/08/22	(46,927)
EUR 11,284,329	USD 12,527,265	State Street Bank and Trust Co.	04/08/22	(42,454)
NZD 13,654,636	USD 9,281,057	State Street Bank and Trust Co.	04/08/22	181,694
CAD 2,472,479	USD 1,941,547	State Street Bank and Trust Co.	04/08/22	36,159
AUD 5,364,015	USD 3,873,846	State Street Bank and Trust Co.	04/08/22	140,243
USD 5,465,962	JPY 630,326,570	State Street Bank and Trust Co.	04/08/22	287,910
EUR 20,721,337	USD 22,790,696	State Street Bank and Trust Co.	04/08/22	135,078
USD 10,890,776	EUR 9,809,052	State Street Bank and Trust Co.	04/08/22	38,189
GBP 8,851,812	USD 11,602,980	State Street Bank and Trust Co.	04/08/22	24,884
USD 18,396,529	JPY 2,109,608,547	State Street Bank and Trust Co.	04/08/22	1,066,365
				$(1,389,406)

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

At March 31, 2022, the following futures contracts were outstanding for Voya Strategic Income Opportunities Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	605	06/30/22	$128,212,735	$(1,450,589)
U.S. Treasury 5-Year Note	2,536	06/30/22	290,847,500	(7,549,403)
			$419,060,235	$(8,999,992)
Short Contracts:
U.S. Treasury 10-Year Note	(1,639)	06/21/22	(201,392,125)	4,048,893
U.S. Treasury Long Bond	(107)	06/21/22	(16,056,687)	708,653
U.S. Treasury Ultra 10-Year Note	(1,602)	06/21/22	(217,020,938)	4,802,811
U.S. Treasury Ultra Long Bond	(181)	06/21/22	(32,059,625)	1,270,510
			$(466,529,375)	$10,830,867
At March 31, 2022, the following centrally cleared credit default swaps were outstanding for Voya Strategic Income Opportunities Fund:
Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
Prudential Financial Inc. 3.50%, due 05/15/2024	Buy	(1.000)	12/20/24	USD 15,120,000	$(259,254)	$(15,778)
					$(259,254)	$(15,778)
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(5)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(6)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 37, Version 1	Sell	5.000	12/20/26	USD 56,011,428	$3,533,049	$869,455
CDX North American High Yield Index, Series 38, Version 1	Sell	5.000	06/20/27	USD 94,580,000	5,214,555	(271,085)
					$8,747,604	$598,370

(1)
If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(6)
Payments received quarterly.

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

At March 31, 2022, the following centrally cleared interest rate swaps were outstanding for Voya Strategic Income Opportunities Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	1-day Secured Overnight Financing Rate	Annual	2.109%	Annual	05/06/32	USD 16,145,000	$(7,668)	$(7,668)
Pay	1-day Secured Overnight Financing Rate	Annual	2.161	Annual	05/06/32	USD 9,177,100	38,412	38,412
Pay	1-day Secured Overnight Financing Rate	Annual	2.212	Annual	05/06/32	USD 9,177,100	80,439	80,439
Receive	1-day Secured Overnight Financing Rate	Annual	2.041	Annual	04/19/32	USD 7,507,700	43,490	43,490
Receive	1-day Secured Overnight Financing Rate	Annual	2.171	Annual	04/19/32	USD 7,728,000	(46,602)	(46,602)
Receive	1-day Secured Overnight Financing Rate	Annual	2.206	Annual	04/19/32	USD 13,764,200	(125,891)	(125,891)
Receive	1-day Secured Overnight Financing Rate	Annual	2.146	Annual	05/06/32	USD 13,793,015	(38,808)	(38,808)
Receive	1-day Secured Overnight Financing Rate	Annual	2.150	Annual	05/06/32	USD 13,763,985	(43,715)	(43,715)
Receive	1-day Secured Overnight Financing Rate	Annual	2.275	Annual	05/06/32	USD 18,076,100	(261,425)	(261,425)
Receive	1-day Secured Overnight Financing Rate	Annual	2.306	Annual	05/06/32	USD 17,304,000	(298,834)	(298,834)
							$(660,602)	$(660,602)
At March 31, 2022, the following OTC volatility swaps were outstanding for Voya Strategic Income Opportunities Fund:
Pay/Receive Volatility (1)	Reference Entity	Volatility Strike Rate	Counterparty	Maturity Date	Currency	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
Receive	EUR vs. USD Spot Exchange Rate	6.400%	Goldman Sachs International	06/14/22	EUR	17,798,100	$71,287	$71,287
							$71,287	$71,287
At March 31, 2022, the following OTC purchased foreign currency options were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call JPY vs. Put USD	BNP Paribas	02/27/25	107.500	USD 12,280,000	$609,088	$452,381
Call JPY vs. Put USD	Standard Chartered Bank	02/27/25	107.500	USD 12,280,000	616,272	452,382
Call USD vs. Put AUD	Goldman Sachs International	06/15/22	0.674	USD 268,102,000	1,715,934	424,121
Call USD vs. Put JPY	BNP Paribas	02/27/25	107.500	USD 12,280,000	609,088	916,779
Call USD vs. Put JPY	Standard Chartered Bank	02/27/25	107.500	USD 12,280,000	616,272	916,779
					$4,166,654	$3,162,442
At March 31, 2022, the following OTC written foreign currency options were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Premiums Received	Fair Value
Call EUR vs. Put USD	Morgan Stanley Capital Services LLC	04/13/22	1.120	USD 28,337,300	$118,110	$(64,424)
Call JPY vs. Put USD	Standard Chartered Bank	04/26/22	119.000	USD 29,053,000	60,633	(95,859)
Call USD vs. Put AUD	Goldman Sachs International	04/13/22	0.710	USD 134,051,000	1,036,931	(35,359)
Call USD vs. Put EUR	Morgan Stanley Capital Services LLC	04/13/22	1.080	USD 28,337,300	118,110	(24,890)
Call USD vs. Put JPY	Standard Chartered Bank	04/26/22	126.500	USD 29,053,000	60,634	(35,736)
					$1,394,418	$(256,268)
See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

At March 31, 2022, the following OTC written interest rate swaptions were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap (2)	BNP Paribas	Pay	2.230%	1-day Secured Overnight Financing Rate	04/29/22	USD 22,297,000	$266,449	$(344,982)
Call on 10-Year Interest Rate Swap (2)	Morgan Stanley Capital Services LLC	Pay	2.296%	1-day Secured Overnight Financing Rate	04/28/22	USD 22,297,000	290,530	(431,965)
Put on 10-Year Interest Rate Swap (3)	Bank of America N.A.	Receive	2.010%	1-day Secured Overnight Financing Rate	04/20/22	USD 44,593,000	425,863	(603,023)
Put on 10-Year Interest Rate Swap (3)	BNP Paribas	Receive	2.230%	1-day Secured Overnight Financing Rate	04/29/22	USD 22,297,000	266,449	(152,097)
Put on 10-Year Interest Rate Swap (3)	Morgan Stanley Capital Services LLC	Receive	2.000%	1-day Secured Overnight Financing Rate	04/20/22	USD 44,593,000	446,153	(689,674)
Put on 10-Year Interest Rate Swap (3)	Morgan Stanley Capital Services LLC	Receive	2.296%	1-day Secured Overnight Financing Rate	04/28/22	USD 22,297,000	290,530	(106,495)
							$1,985,974	$(2,328,236)

(1)
Payments made at maturity date.

(2)
Fund pays the exercise rate semi-annually and receives the floating rate index quarterly.

(3)
Fund receives the exercise rate semi-annually and pays the floating rate index quarterly.

Currency Abbreviations
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
CLP – Chilean Peso
COP – Colombian Peso
CZK – Czech Koruna
EUR – EU Euro
GBP – British Pound
HUF – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli New Shekel
JPY – Japanese Yen
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Krone
NZD – New Zealand Dollar
PEN – Peruvian Nuevo Sol
PHP – Philippine Peso
PLN – Polish Zloty
RON – Romanian New Leu
See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

SEK – Swedish Krona
THB – Thai Baht
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$3,162,442
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	22,696,093
Interest rate contracts	Variation margin receivable on futures contracts**	10,830,867
Foreign exchange contracts	Unrealized appreciation on OTC Swaps	71,287
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	162,341
Credit contracts	Variation margin receivable on centrally cleared swaps**	869,455
Total Asset Derivatives		$37,792,485
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$24,085,499
Interest rate contracts	Variation margin payable on futures contracts**	8,999,992
Credit contracts	Variation margin payable on centrally cleared swaps**	271,085
Interest rate contracts	Variation margin payable on centrally cleared swaps**	838,721
Interest rate contracts	Written options, at fair value	2,328,236
Foreign exchange contracts	Written options, at fair value	256,268
Total Liability Derivatives		$36,779,801

*
Includes purchased options.

**
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$1,206,792	$—	$1,206,792
Equity contracts	(12,117)	—	269,241	—	(587,874)	(330,750)
Foreign exchange contracts	573,131	(4,617,185)	—	245,970	(736,593)	(4,534,677)
Interest rate contracts	(1,732,854)	—	(7,850,214)	(13,259,260)	12,955,911	(9,886,417)
Total	$(1,171,840)	$(4,617,185)	$(7,580,973)	$(11,806,498)	$11,631,444	$(13,545,052)
See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2022 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$277,089	$—	$—	$594,391	$—	$871,480
Foreign exchange contracts	(1,492,829)	(2,581,391)	—	71,287	2,286,517	(1,716,416)
Interest rate contracts	—	—	(13,155,343)	(670,995)	(485,554)	(14,311,892)
Total	$(1,215,740)	$(2,581,391)	$(13,155,343)	$(5,317)	$1,800,963	$(15,156,828)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and in net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2022:
	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Brown Brothers Harriman & Co.	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Standard Chartered Bank	State Street Bank and Trust Co.	Totals
Assets:
Purchased options	$—	$—	$1,369,160	$—	$—	$424,121	$—	$—	$—	$1,369,161	$—	$3,162,442
Forward foreign currency contracts	752,293	154,418	5,300,716	1,673,683	462,219	3,084,151	—	—	6,099,828	615,676	4,553,109	22,696,093
Total Assets	$752,293	$154,418	$6,669,876	$1,673,683	$462,219	$3,508,272	$—	$—	$6,099,828	$1,984,837	$4,553,109	$25,858,535
Liabilities:
Forward foreign currency contracts	$316,184	$279	$6,869,291	$4,687,166	$574,714	$3,367,756	$9,645	$34,925	$5,779,948	$677,905	$1,767,686	$24,085,499
Written options	603,023	—	497,079	—	—	35,359	—	—	1,317,448	131,595	—	2,584,504
Total Liabilities	$919,207	$279	$7,366,370	$4,687,166	$574,714	$3,403,115	$9,645	$34,925	$7,097,396	$809,500	$1,767,686	$26,670,003
Net OTC derivative instruments by counterparty, at fair value	$(166,914)	$154,139	$(696,494)	$(3,013,483)	$(112,495)	$105,157	$(9,645)	$(34,925)	$(997,568)	$1,175,337	$2,785,423	$(811,468)
Total cash collateral pledged by the Fund/(Received from counterparty)	$—	$(154,139)	$696,494	$—	$—	$(105,157)	$—	$—	$980,000	$(1,175,337)	$—	$241,861
Total non-cash collateral pledged by the Fund/(Received from counterparty)	—	—	—	—	—	—	—	—	—	—	(2,785,423)	(2,785,423)
Net Exposure(1)(2)(3)	$(166,914)	$—	$—	$(3,013,483)	$(112,495)	$—	$(9,645)	$(34,925)	$(17,568)	$—	$—	$(3,355,030)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At March 31, 2022, the Fund had pledged $1,910,000 in cash collateral to BNP Paribas. In addition, the Fund had received $460,000, $390,000, $430,000 and $1,470,000 in cash collateral from Barclays Bank PLC, BNY Paribas, Goldman Sachs International and Standard Chartered Bank, respectively. Excess cash collateral is not shown for financial reporting purposes.

(3)
At March 31, 2022, the Fund had received U.S. Treasury Bills with the original par of $3,223,000 in non-cash collateral from State Street Bank and Trust Co.

At March 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $2,682,335,209.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$54,770,588
Gross Unrealized Depreciation	(158,571,235)
Net Unrealized Depreciation	$(103,800,647)
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2022 were as follows:
Fund Name	Type	Per Share Amount
Voya GNMA Income Fund
Class A	NII	$0.0967
Class C	NII	$0.0332
Class I	NII	$0.1222
Class P	NII	$0.1640
Class R6	NII	$0.1222
Class W	NII	$0.1181
All Classes	ROC	$0.0067
Voya High Yield Bond Fund
Class A	NII	$0.3691
Class C	NII	$0.3091
Class I	NII	$0.3964
Class P	NII	$0.4497
Class P3	NII	$0.4550
Class R	NII	$0.3494
Class R6	NII	$0.4022
Class W	NII	$0.3897
All Classes	STCG	$0.0012
Voya Intermediate Bond Fund
Class A	NII	$0.2152
Class C	NII	$0.1380
Class I	NII	$0.2481
Class P3	NII	$0.2841
Class R	NII	$0.1898
Fund Name	Type	Per Share Amount
Voya Intermediate Bond Fund (continued)
Class R6	NII	$0.2523
Class W	NII	$0.2407
All Classes	ROC	$0.0159
Voya Short Term Bond Fund
Class A	NII	$0.0955
Class C	NII	$0.0210
Class I	NII	$0.1251
Class P2	NII	$0.2136
Class P3	NII	$0.1752
Class R	NII	$0.0709
Class R6	NII	$0.1282
Class W	NII	$0.1206
All Classes	ROC	$0.0273
Voya Strategic Income Opportunities Fund
Class A	NII	$0.2273
Class C	NII	$0.1491
Class I	NII	$0.2631
Class P	NII	$0.3198
Class R	NII	$0.2002
Class R6	NII	$0.2681
Class W	NII	$0.2516
All Classes	ROC	$0.0599

NII – Net investment income
STCG – Short-term capital gain
ROC – Return of capital
Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:
Voya GNMA Income Fund	100.00%
Voya High Yield Bond Fund	98.97%
Voya Intermediate Bond Fund	100.00%
Voya Short Term Bond Fund	99.44%
Voya Strategic Income Opportunities Fund	100.00%
The Funds designate the following percentages of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):
Voya High Yield Bond Fund	100.00%
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	132	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	132	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	132	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Trustee	August 2015 – Present	Retired.	132	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	132	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	132	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	October 2015 – Present	Retired.	132	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 49	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022 – Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – December 2021); Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	132	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2022.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 53	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 49	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022 – Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – December 2021); Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 54	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present) and Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018-Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017-Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kristin M. Lynch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Chief Compliance Officer	April 2022 – Present	Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (April 2022 – Present); Vice President, Voya Investment Management (March 2019 – April 2022); and Assistant Vice President, Voya Investment Management (March 2014 – March 2019).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	September 2020 – Present	Senior Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (March 2021 – Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – March 2021).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 51	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2014 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	October 2000 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – Present). Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 45	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Secretary	September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 18, 2021, the Board of Trustees (“Board”) of Voya Funds Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund, each a series of the Trust (the “Funds”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Funds, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Fund (the “Sub-Adviser”) for an additional one year period ending November 30, 2022.
In addition to the Board meeting on November 18, 2021, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 7-8, 2021, and November 16, 2021. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that
IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Funds.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser as a Fund grows larger and the extent to which any such economies are shared with the Fund. In this regard, the Board noted any breakpoints in the management fee schedules that will result in a lower management fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Funds do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Fund, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager intends to propose any changes thereto. The Board also considered the extent to which the Manager currently waives management fees and/or reimburses a Fund for other Fund-level expenses at different rates for different share classes (“Differential Fee Waiver”), including the basis for the Manager’s determination that any Differential Fee Waiver does not and will not result in any cross-subsidization by one share class of another share class. For each Fund, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Funds. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Funds, including their ability to engage in soft-dollar transactions on behalf of the Funds. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Funds and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund-by-Fund Analysis
Set forth below are certain of the specific factors that the Board considered at its October 7-8, 2021, November 16, 2021, and/or November 18, 2021 meetings in relation to approving each Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2021. In addition, the Board also considered at its October 7-8, 2021, November 16, 2021, and/or November 18, 2021 meetings certain additional data regarding each Fund’s more recent performance, asset levels and asset flows. Each Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya GNMA Income Fund
In considering whether to approve the renewal of the Contracts for Voya GNMA Income Fund, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Fund is ranked in the first quintile of its Morningstar category for the year-to-date, one-year, five-year and ten-year periods and

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the second quintile for the three-year period; and (2) the Fund outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio.
Voya High Yield Bond Fund
In considering whether to approve the renewal of the Contracts for Voya High Yield Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Fund is ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the three-year period, the third quintile for the five-year period, and the fourth quintile for the year-to-date and one-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Fund’s performance during certain periods.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the second quintile of contractual management fee rates of the funds in its
Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio.
Voya Intermediate Bond Fund
In considering whether to approve the renewal of the Contracts for Voya Intermediate Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Fund is ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the three-year and five-year periods, the third quintile for the one-year period, and the fourth quintile for the year-to-date period; and (2) the Fund outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
Voya Short Term Bond Fund
In considering whether to approve the renewal of the Contracts for Voya Short Term Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Fund is ranked in the first quintile of its Morningstar category for the year-to-date period, the second quintile for the one-year period, and the third quintile for the three-year and five-year periods; and (2) the Fund outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
Voya Strategic Income Opportunities Fund
In considering whether to approve the renewal of the Contracts for Voya Strategic Income Opportunities Fund, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Fund is ranked in the second quintile of its Morningstar category for all period presented; and (2) the Fund outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.
Board Conclusions
After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Fund and that approval of the continuation of the Contracts is in the best interests of each Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Fund’s investment performance and the fees payable under the Contracts. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Fund for the year ending November 30, 2022.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163059         (0322-052422)

Annual Report
March 31, 2022
Voya Government Money Market Fund
Classes A, C, I, and W
As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

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Sign up now for on-line prospectuses, fund reports, and proxy statements.
Just go to www.individuals.voya.com/page/e-delivery, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Fund’s Forms N-MFP are available on the SEC’s website at www.sec.gov or the monthly schedule of portfolio holdings are also available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.
Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will achieve its investment objective. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

PRESIDENT’S LETTER

Inflation and Hawkish Policy Pressure Financial Markets, but Fundamentals Look Solid
Dear Shareholder,
The world and markets are continuously changing, but over the first four months of 2022 the shifts in the landscape and asset prices have been remarkable. Russia’s invasion of Ukraine in February caught many off guard. Beyond the hardships and terror imposed on its victims, the war has cast a shadow of uncertainty over Europe and worsened already-existing economic risks. Stresses have been most acute in the energy sector. Russia produces about 10% of global oil and supplies Europe with more than 40% of its natural gas; disruptions to this supply make it more difficult for policymakers to quell inflation. The U.S. Federal Reserve Board has set a more hawkish tone in recent communications, leaving investors to wonder how aggressive it will be in tightening monetary policy.
In our opinion, these conditions have been unfavorable for most financial assets. In the United States, equity market outflows have been heavy as investors look toward rate hikes to come. Overseas equities that are geographically or economically exposed to the Ukraine war have struggled. What has made this period particularly painful, in our view, is that bonds have simultaneously sustained losses. Yet, we believe that U.S. corporate fundamentals seem healthy: as of April 22, 2022, with about one-fifth of S&P 500® Index (the “Index”) companies reporting first-quarter results, most had exceeded earnings and revenue expectations, and the Index earnings growth rate was estimated at 7.3%.
This still leaves the question of what to do in the here and now. Uncertainty can make it difficult to stick to your investment plan. We believe the best course is to stay focused on your long-term goals and don’t get distracted by short-term market fluctuations. Should your long-term goals change, discuss the situation with your financial advisor before making any changes to your investment portfolio. Regardless of events, we at Voya remain fully committed to serving our clients without disruption. We appreciate your continued confidence, and we look forward to working with you in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
April 28, 2022
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Portfolio Managers’ Report	Voya Government Money Market Fund

Investment Type Allocation as of March 31, 2022 (as a percentage of net assets)

U.S. Government Agency Debt	23.2%
U.S. Treasury Repurchase Agreement	22.8%
U.S. Treasury Debt	14.5%
Investment Companies	9.0%
Assets in Excess of Other Liabilities	30.5%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Government Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.  The Fund is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance Update: Preservation of capital, limiting interest rate risk and keeping an excess liquidity cushion were our primary objectives for the Fund during the period. Maximizing the yield and the total return of the Fund remained a secondary objective.
The adviser to the Fund waived fees during the period in order to maintain a net yield of zero or higher. Outperformance was primarily due to buying longer-term U.S. Treasury-Bills, which were later sold to realize short-term capital gains. These gains were distributed as an additional income. The Fund also owned floating rate U.S. agency securities tied to the secured overnight financing rate, which added a small incremental yield over repurchase agreements (“repo”). The Fund does not have access to the Federal Reverse Repo Program (“RRP”) which typically yields more than a tri-party repo, which the Fund invests in for daily liquidity and yield purposes. This resulted in a headwind to performance relative to larger funds which have access to the RRP.
Portfolio Specifics: The Federal Open Market Committee (“FOMC”) held the U.S. Federal Reserve Board (the “Fed”) Funds rate in a range of zero to 0.25% for most of the one-year period ending on March 31, 2022. Robust consumer demand and ongoing supply chain challenges have led to some of the highest inflation witnessed in decades, pressuring the Fed to take a more aggressive stance in official interest rates. The FOMC started the hiking cycle on March 16th, raising the rate range from 0.25% to a range of 0.25% to 0.50%, and increasing the rate on the RRP from 0.05% to 0.30%.
The Fund ended the period with a very short weighted average maturity (“WAM”) of eight-days in anticipation of being able to invest at higher yields as the FOMC increases rates.
Current Strategy & Outlook: We expect that the FOMC will aggressively increase the Fed Funds rate and the rate on the RRP, starting at the next FOMC meeting in May in order to bring down inflation closer to their 2% target, followed by additional rate increases this year and move the Fed Funds rate towards neutral or even above longer-term targets. The FOMC has also indicated that they have planned to announce the start of the balance sheet unwind, which is also known as quantitative tightening, at the May meeting. The reduction in inflation will not be a quick process, in our view, and we anticipate that it will take well over a year or two for the FOMC to achieve their inflation reduction objective.
We anticipate increasing the Fund’s WAM after the FOMC has raised rates further and after the market has fully priced in the expected additional rate hikes later this year and into 2023. We believe the Fund’s strategy should add incremental yield and also the ability to realize capital gains over time. We plan on maintaining our exposure to U.S. agency floating rate notes in order to add incremental yield over repo.
Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
2

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Annualized Expense Ratio*	Expenses Paid During the Period Ended March 31, 2022**	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Annualized Expense Ratio*	Expenses Paid During the Period Ended March 31, 2022**
Class A	$1,000.00	$1,000.00	0.05%	$0.25	$1,000.00	$1,024.68	0.05%	$0.25
Class C	1,000.00	1,000.00	0.05	0.25	1,000.00	1,024.68	0.05	0.25
Class I	1,000.00	1,000.00	0.05	0.25	1,000.00	1,024.68	0.05	0.25
Class W	1,000.00	1,000.00	0.05	0.25	1,000.00	1,024.68	0.05	0.25

*
The annualized expense ratios reflect waivers of 0.35%, 1.35%, 0.35% and 0.35% of management, distribution and shareholder servicing fees for Classes A, C, I and W, respectively, in order to maintain a net yield of not less than zero (Note 4).

**
Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Government Money Market Fund and the Board of Trustees of Voya Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Government Money Market Fund (the “Fund”) (one of the funds constituting Voya Funds Trust (the “Trust”)), including the portfolio of investments, as of March 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Funds Trust) at March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the years in the two-year period ended March 31, 2019, were audited by another independent registered public accounting firm whose report, dated May 23, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
May 27, 2022
4

statement of assets and liabilities as of March 31, 2022

ASSETS:
Short-term investments at amortized cost	$93,486,895
Repurchase agreements	45,812,000
Cash	998
Receivables:
Investment securities sold	68,979,879
Fund shares sold	791,514
Dividends	1,462
Interest	7,841
Prepaid expenses	33,936
Reimbursement due from Investment Adviser	39,184
Other assets	23,674
Total assets	209,177,383
LIABILITIES:
Payable for fund shares redeemed	8,406,312
Payable for investment management fees	20,529
Payable to trustees under the deferred compensation plan (Note 5)	23,674
Payable for trustee fees	1,331
Other accrued expenses and liabilities	167,625
Total liabilities	8,619,471
NET ASSETS	$200,557,912
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$200,626,507
Total distributable loss	(68,595)
NET ASSETS	$200,557,912
See Accompanying Notes to Financial Statements
5

statement of assets and liabilities as of March 31, 2022 (continued)

Class A
Net assets	$156,625,911
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	156,663,270
Net asset value and redemption price per share†	$1.00
Class C
Net assets	$2,014,523
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	2,014,976
Net asset value and redemption price per share†	$1.00
Class I
Net assets	$41,744,566
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	41,753,877
Net asset value and redemption price per share	$1.00
Class W
Net assets	$172,912
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	172,951
Net asset value and redemption price per share	$1.00

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
6

STATEMENT OF OPERATIONS for the year ended March 31, 2022

INVESTMENT INCOME:
Dividends	$3,475
Interest	110,775
Total investment income	114,250
EXPENSES:
Investment management fees	749,832
Distribution and shareholder service fees:
Class C	22,123
Transfer agent fees:
Class A	375,510
Class C	4,968
Class I	38,484
Class W	736
Shareholder reporting expense	8,665
Registration fees	77,539
Professional fees	20,997
Custody and accounting expense	12,300
Trustee fees	3,410
Miscellaneous expense	11,228
Total expenses	1,325,792
Waived and reimbursed fees	(1,211,542)
Net expenses	114,250
Net investment income	—
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	135,524
Increase in net assets resulting from operations	$135,524
See Accompanying Notes to Financial Statements
7

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
FROM OPERATIONS:
Net investment income	$—	$19,428
Net realized gain	135,524	56,235
Increase in net assets resulting from operations	135,524	75,663
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(148,550)	(61,749)
Class C	(2,129)	(892)
Class I	(42,621)	(15,624)
Class W	(313)	(118)
Total distributions	(193,613)	(78,383)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,095,071,009	984,320,378
Reinvestment of distributions	193,061	77,989
	1,095,264,070	984,398,367
Cost of shares redeemed	(1,099,422,799)	(988,549,408)
Net decrease in net assets resulting from capital share transactions	(4,158,729)	(4,151,041)
Net decrease in net assets	(4,216,818)	(4,153,761)
NET ASSETS:
Beginning of year or period	204,774,730	208,928,491
End of year or period	$200,557,912	$204,774,730
See Accompanying Notes to Financial Statements
8

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
03-31-22	1.00	—•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.09	0.64	0.05(4)	0.05	—	156,626	—
03-31-21	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.04	0.68	0.11(5)	0.11	0.01	156,808	—
03-31-20	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.61	0.63	0.41(6)	0.41	1.49	161,828	—
03-31-19	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.76	0.57	0.40	0.40	1.75	157,178	—
03-31-18	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.53	0.69	0.64	0.64	0.50	155,574	—
Class C
03-31-22	1.00	—•	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.09	1.64	0.05(4)	0.05	—	2,015	—
03-31-21	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.03	1.68	0.11(5)	0.11	0.01	2,321	—
03-31-20	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.65	1.63	1.41(6)	1.41	0.56	2,870	—
03-31-19	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.75	1.57	1.40	1.40	0.74	4,256	—
03-31-18	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.06	1.69	1.15(7)	1.15	0.02	4,054	—
Class I
03-31-22	1.00	—•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.09	0.50	0.05(4)	0.05	—	41,745	—
03-31-21	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.03	0.57	0.11(5)	0.11	0.01	45,260	—
03-31-20	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.63	0.61	0.41(6)	0.41	1.53	43,994	—
03-31-19	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.76	0.57	0.40	0.40	1.72	39,581	—
03-31-18	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.53	0.69	0.64	0.64	0.50	39,617	—
Class W
03-31-22	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.09	0.64	0.05(4)	0.05	0.00*	173	—
03-31-21	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.04	0.68	0.11(5)	0.11	0.01	386	—
03-31-20	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.61	0.63	0.41(6)	0.41	1.52	236	—
03-31-19	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.76	0.57	0.40	0.40	1.82	269	—
03-31-18	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.53	0.69	0.64	0.64	0.48	64	—

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Expense ratios reflect waivers of 0.35%, 1.35%, 0.35% and 0.35% of management fees, distribution and shareholder servicing fees for Classes A, C, I, and W, respectively, in order to maintain a net yield of not less than zero.

(5)
Expense ratios reflect waivers of 0.30%, 1.30%, 0.30% and 0.30% of management fees, distribution and shareholder servicing fees for Classes A, C, I, and W, respectively, in order to maintain a net yield of not less than zero.

(6)
Expense ratios reflect waivers of 0.01%, 0.01%, 0.01% and 0.01% of management fees, distribution and shareholder servicing fees for Classes A, C, I and W, respectively, in order to maintain a net yield of not less than zero.

(7)
Expense ratios reflect a waiver of 0.49% of distribution and shareholder servicing fees for Class C in order to maintain a net yield of not less than zero.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
9

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022

NOTE 1 — ORGANIZATION
Voya Funds Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of seven separately managed series. This report is for Voya Government Money Market Fund (“Government Money Market” or the “Fund”), a diversified series of the Trust.
The Fund offers the following classes of shares: Class A, Class C, Class I and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, as well as differences in the amount of waiver fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the share classes, if any.
Effective November 2, 2021, Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares 8 years after purchase. Prior to November 2, 2021, Class C shares, along with their pro rata reinvested dividend shares, automatically converted to Class A shares 10 years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Fund’s Board of Trustees (“Board”) has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund’s NAV can be maintained at $1.00 per share.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that

10

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or pricing committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.
C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the
Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from overnight to one week (although it may extend over a number of months), while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the Fund.

11

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Please refer to the table within the Portfolio of Investments for open repurchase agreements subject to the MRA on a net basis at March 31, 2022.
G. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
H. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, at an annual rate of 0.35% of the Fund’s average daily net assets.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 4 — DISTRIBUTION AND SERVICE FEES
Class C shares of the Fund have a service and distribution plan (the “Plan”), whereby the Distributor is paid an annual fee at the rate of 1.00% for Class C shares of the value of average daily net assets of the class for expenses incurred in the distribution and/or shareholder servicing of the Fund’s Class C shares. Pursuant to the Plan, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s Class C shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.
The Distributor and Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist the Fund in maintaining a net yield of not less than zero through August 1, 2022. There is no guarantee the Fund will maintain such a yield. Distribution and shareholder servicing fees waived are not subject to recoupment. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser within three years subject to certain restrictions. For the year ended March 31, 2022, the Distributor waived $22,121 of class specific distribution and/or shareholder servicing fees and the Investment Adviser waived or reimbursed $745,440 of management fees and/or certain expenses to assist the Fund in maintaining a net yield of not less than zero. The class specific waiver was comprised of the following amounts:
	Distribution Fee	Shareholder Servicing Fee
Class C	$16,592	$5,529

12

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 4 — DISTRIBUTION AND SERVICE FEES (continued)

Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations.
As of March 31, 2022, amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
March 31,
2023	2024	2025	Total
$19,696	$651,190	$745,440	$1,416,326
The Distributor may also retain the proceeds of the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For the year ended March 31, 2022, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Contingent Deferred Sales Charges:	$1	$161
NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At March 31, 2022, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc.owned more than 5% of the Fund:
Subsidiary	Percentage
Voya Institutional Trust Company	23.53%
Voya Investments Distributor, LLC	14.03
Voya Retirement Insurance and Annuity Company	32.76
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended March 31, 2022, the per account fees for affiliated recordkeeping services paid by the Fund were $164,067.
NOTE 6 — EXPENSE LIMITATION AGREEMENT
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trust, on behalf of the Fund, the Investment Adviser has agreed to limit expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Class A	Class C	Class I	Class W
0.40%	1.40%	0.40%	0.40%
The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of March 31, 2022, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
March 31,
2023	2024	2025	Total
$392,267	$369,161	$209,753	$971,181
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates as of March 31, 2022 are as follows:
	March 31,
	2023	2024	2025	Total
Class A	$36,363	$184,848	$230,726	$451,937
Class C	493	2,910	3,050	6,453
Class W	48	385	452	885
The Expense Limitation Agreement is contractual through August 1, 2022 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

13

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 7 — LINE OF CREDIT
Effective June 14, 2021, the Fund, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 13, 2022. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to
0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 14, 2021, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 14, 2021.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the year ended March 31, 2022, the Fund did not utilize the line of credit.

NOTE 8 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Class A
3/31/2022	1,082,229,317	—	148,086	(1,082,514,007)	—	(136,604)	1,082,229,317	—	148,086	(1,082,514,007)	—	(136,604)
3/31/2021	969,878,923	—	61,524	(974,950,546)	—	(5,010,099)	969,878,923	—	61,524	(974,950,546)	—	(5,010,099)
Class C
3/31/2022	1,064,174	—	2,089	(1,371,981)	—	(305,718)	1,064,174	—	2,089	(1,371,981)	—	(305,718)
3/31/2021	1,862,404	—	881	(2,413,640)	—	(550,355)	1,862,404	—	881	(2,413,640)	—	(550,355)
Class I
3/31/2022	11,682,107	—	42,573	(15,228,373)	—	(3,503,693)	11,682,107	—	42,573	(15,228,373)	—	(3,503,693)
3/31/2021	12,338,261	—	15,466	(11,093,667)	—	1,260,060	12,338,261	—	15,466	(11,093,667)	—	1,260,060
Class W
3/31/2022	95,411	—	313	(308,438)	—	(212,714)	95,411	—	313	(308,438)	—	(212,714)
3/31/2021	240,790	—	118	(91,555)	—	149,353	240,790	—	118	(91,555)	—	149,353
NOTE 9 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of de minimis distributions in excess of short-term capital gains.
The following permanent tax differences have been reclassified as of March 31, 2022:
Paid-in Capital	Distributable Earnings
$(4,785)	$4,785
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended March 31, 2022	Year Ended March 31, 2021
Ordinary Income	Ordinary Income
$193,613	$78,383

14

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 9 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of March 31, 2022 were:
Late Year Ordinary Losses Deferred	Post- October Capital Losses Deferred	Capital Loss Carryforwards	Other	Total Distributable Earnings/ (Loss)
$(1,436)	$(53,304)	$—	$(13,855)	$(68,595)
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of March 31, 2022, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 10 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and
derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund.
NOTE 11 — LIQUIDITY
Consistent with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program to govern its approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Fund’s Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, the Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding the Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether the Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the annual assessment, January 1, 2021 through December 31, 2021, the Program supported the Fund’s ability to honor redemption requests in a timely manner and the Program Administrator’s management of the Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks.
NOTE 12 — MARKET DISRUPTION
The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars,

15

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 12 — MARKET DISRUPTION (continued)

terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in
ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 14 — SUBSEQUENT EVENTS
Dividends. Subsequent to March 31, 2022, the Fund declared distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Class A	NII	$0.0000*	May 2, 2022	Daily
Class C	NII	$ —	May 2, 2022	Daily
Class I	NII	$0.0000*	May 2, 2022	Daily
Class W	NII	$0.0000*	May 2, 2022	Daily

NII – Net investment income
*
Amount rounds to $0.0000.

Line of Credit Renewal: Effective June 13, 2022, the funds to which the Credit Agreement is available will enter into a renewed Credit Agreement with BNY for an aggregate amount of $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

16

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Fund	as of March 31, 2022

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: 23.2%
1,500,000	Fannie Mae, 0.500%, (SOFRRATE + 0.230%), 05/06/2022	$1,500,316	0.8
2,500,000	Federal Farm Credit Banks, 0.290%, (SOFRRATE + 0.020%), 04/10/2023	2,499,741	1.3
7,000,000	Federal Farm Credit Banks Funding Corp., 0.278%, (SOFRRATE + 0.008%), 11/22/2022	6,999,543	3.5
4,000,000	Federal Farm Credit Banks Funding Corp., 0.295%, (SOFRRATE + 0.025%), 12/16/2022	4,000,072	2.0
5,000,000	Federal Farm Credit Banks Funding Corp., 0.310%, (PRIME + (3.190)%), 05/25/2022	4,999,925	2.5
3,500,000	Federal Home Loan Banks, 0.270%, (SOFRRATE + 0.000%), 04/25/2022	3,500,000	1.7
16,000,000	Federal Home Loan Banks, 0.280%, (SOFRRATE + 0.010%), 09/06/2022	16,000,000	8.0
3,500,000	Federal Home Loan Banks, 0.280%, (SOFRRATE + 0.010%), 10/07/2022	3,500,000	1.7
3,500,000	Federal Home Loan Banks, 0.280%, (SOFRRATE + 0.010%), 10/07/2022	3,500,000	1.7
	Total U.S. Government Agency Debt
	(Cost $46,499,597)	46,499,597	23.2
U.S. TREASURY DEBT: 14.5%
29,000,000 (1)	United States Treasury Bill, 0.300%, 05/24/2022	28,987,298	14.5
	Total U.S. Treasury Debt (Cost $28,987,298)	28,987,298	14.5
Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY REPURCHASE AGREEMENT: 22.8%
	Repurchase Agreement: 22.8%
45,812,000	Deutsche Bank Repurchase Agreement dated 3/31/22, $45,812,318 to be received upon repurchase (Collateralized by $78,710,080, U.S. Treasury Interest-only, 0.000%, Market Value plus accrued interest $47,186,360 due 5/15/40-5/15/41), 0.250%, 04/01/2022	$45,812,000	22.8
	Total U.S. Treasury Repurchase Agreement (Cost $45,812,000)	45,812,000	22.8

Shares		Value	Percentage of Net Assets
INVESTMENT COMPANIES: 9.0%
9,000,000 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.240%, 04/01/22	9,000,000	4.5
9,000,000 (2)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.230%, 04/01/22	9,000,000	4.5
	Total Investment Companies (Cost $18,000,000)	18,000,000	9.0
	Total Investments in Securities (Cost $139,298,895)	$139,298,895	69.5
	Assets in Excess of Other Liabilities	61,259,017	30.5
	Net Assets	$200,557,912	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2022.

(2)
Rate shown is the 7-day yield as of March 31, 2022.

Reference Rate Abbreviations:
PRIME
Federal Reserve Bank Prime Loan Rate

SOFRRATE
1-day Secured Overnight Financing Rate

See Accompanying Notes to Financial Statements
17

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Fund	as of March 31, 2022 (continued)

At March 31, 2022, the aggregate cost of securities for federal income tax purposes is the same as for financial statement purposes.
Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2022
Asset Table
Investments, at fair value
Investment Companies	$18,000,000	$—	$—	$18,000,000
U.S. Government Agency Debt	—	46,499,597	—	46,499,597
U.S. Treasury Debt	—	28,987,298	—	28,987,298
U.S. Treasury Repurchase Agreement	—	45,812,000	—	45,812,000
Total Investments, at fair value	$18,000,000	$121,298,895	$—	$139,298,895

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Fund’s treasury repurchase agreement by counterparty which is subject to offset under a MRA as of March 31, 2022:
Counterparty	U.S. Treasury Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$45,812,000	$(45,812,000)	$—
Totals	$45,812,000	$(45,812,000)	$—

(1)
Collateral with a fair value of $47,186,360 has been pledged in connection with the above treasury repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements
18

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2022 were as follows:
Fund Name	Type	Per Share Amount
Voya Government Money Market Fund
Class A	NII	$—
Class C	NII	$—
Class I	NII	$—
Class W	NII	$0.0000*
All Classes	STCG	$0.0009

NII – Net investment income
STCG – Short-term capital gain
*
Amount rounds to $0.0000.

The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund.  In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
19

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	132	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	132	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	132	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Trustee	August 2015 – Present	Retired.	132	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	132	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	132	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	October 2015 – Present	Retired.	132	None.
20

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 49	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022 – Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – December 2021); Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	132	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2022.

21

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 53	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 49	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022 – Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – December 2021); Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 54	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present) and Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kristin M. Lynch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Chief Compliance Officer	April 2022 – Present	Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (April 2022 – Present); Vice President, Voya Investment Management (March 2019 – April 2022); and Assistant Vice President, Voya Investment Management (March 2014 – March 2019).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
22

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	September 2020 – Present	Senior Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (March 2021 – Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – March 2021).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 51	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2014 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	October 2000 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – Present). Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
23

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 45	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Secretary	September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

24

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT
At a meeting held on November 18, 2021, the Board of Trustees (“Board”) of Voya Funds Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Government Money Market Fund, a series of the Trust (the “Fund”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Fund, and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”) for an additional one year period ending November 30, 2022.
In addition to the Board meeting on November 18, 2021, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 7-8, 2021, and November 16, 2021. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably

25

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.
The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. The Board considered that, while the Fund does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. . In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the

26

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund Analysis
Set forth below are certain of the specific factors that the Board considered at its October 7-8, 2021, November 16, 2021, and/or November 18, 2021 meetings in relation to approving the Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2021. In addition, the Board also considered at its October 7-8, 2021, November 16, 2021, and/or November 18, 2021 meetings certain additional data regarding the Fund’s more recent performance, asset levels and asset flows. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
In considering whether to approve the renewal of the Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Fund outperformed its Morningstar category average for the year-to-date and three-year periods, underperformed for the one-year period, and its performance was equal to its Morningstar Category average for the five-year and ten-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.

27

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board Conclusions
After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to the Fund and that approval of the continuation of the Contracts is in the best interest of the Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the Fund’s investment performance and the fees payable under the Contracts. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2022.

28

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163052 (0322-052422)

Annual Report

March 31, 2022

Voya Floating Rate Fund

Classes A, C, I, P, R and W

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Inflation and Hawkish Policy Pressure Financial Markets, but Fundamentals Look Solid

Dear Shareholder,

The world and markets are continuously changing, but over the first four months of 2022 the shifts in the landscape and asset prices have been remarkable. Russia’s invasion of Ukraine in February caught many off guard. Beyond the hardships and terror imposed on its victims, the war has cast a shadow of uncertainty over Europe and worsened already-existing economic risks. Stresses have been most acute in the energy sector. Russia produces about 10% of global oil and supplies Europe with more than 40% of its natural gas; disruptions to this supply make it more difficult for policymakers to quell inflation. The U.S. Federal Reserve Board has set a more hawkish tone in recent communications, leaving investors to wonder how aggressive it will be in tightening monetary policy.

In our opinion, these conditions have been unfavorable for most financial assets. In the United States, equity market outflows have been heavy as investors look toward rate hikes to come. Overseas equities that are geographically or economically exposed to the Ukraine war have struggled. What has made this period particularly painful, in our view, is that bonds have simultaneously sustained losses. Yet, we believe that U.S. corporate fundamentals seem healthy: as of April 22, 2022, with about one-fifth of S&P 500® Index (the “Index”) companies reporting first-quarter results, most had exceeded earnings and revenue expectations, and the Index earnings growth rate was estimated at 7.3%.

This still leaves the question of what to do in the here and now. Uncertainty can make it difficult to stick to your investment plan. We believe the best course is to stay focused on your long-term goals and don’t get distracted by short-term market fluctuations. Should your long-term goals change, discuss the situation with your financial advisor before making any changes to your investment portfolio. Regardless of events, we at Voya remain fully committed to serving our clients without disruption. We appreciate your continued confidence, and we look forward to working with you in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
April 28, 2022

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

BENCHMARK DESCRIPTIONS

Index	Description
The S&P/LSTA Leveraged Loan Index
An unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.

2

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Ratings Distribution as of March 31, 2022
BB or above	23.18%
B	68.88%
CCC or below	5.94%
Not rated*	2.0%

Loan ratings apply to the underlying holdings of the Fund and not the Fund itself. Ratings distribution shows the percentage of the Fund’s loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Standard & Poor. Ratings distribution is based on Standard & Poor’s senior secured facility ratings. The Standard & Poor’s rating scale is as follows, from excellent (high grade) to poor (including default): AAA to D, with intermediate ratings offered at each level between AA and CCC. Anything lower than a BBB- rating is considered a non-investment grade or junk bond. Any security that is not rated by Standard & Poor’s is placed in the NR (Not Rated) category. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

* Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Voya Floating Rate Fund (the “Fund”) seeks to provide investors with a high level of current income. The Fund is managed by Jeffrey A. Bakalar and Kelly Byrne, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance**: For the year ended March 31, 2022, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.15% compared to the S&P/LSTA Leveraged Loan Index (the “Index” or “S&P/LSTA Leveraged Loan”), which returned 3.25% for the same period.

Portfolio Specifics: The Fund’s fiscal period was marked by improving macro conditions buoyed by the reopening of global economies, corporate balance sheet repair and strong capital market activity. These trends contributed to a general reversal of the headwinds that were present in the prior fiscal year, as a global rollout of COVID-19 vaccines improved the trajectory of the pandemic, which, coupled with continued fiscal and monetary support, set the stage for a decent year of performance in the U.S. loan market. However, some selling pressure emerged in the last two months of the period due to geopolitical tension in Eastern Europe and a sharp rise in government bond yields, which heightened volatility in virtually all risk assets. Altogether, the Index returned 3.25% during the Fund’s fiscal year. Performance was largely a function of coupon carry, as the average index bid price only saw a modest gain of 5 basis points (0.05%) relative to March 2021.

Amidst improved macro conditions, the loan market’s technical equation was constructive to investing. Starting with supply, new issuance reached nearly $543 billion, reflective of a 41% increase from the amount of new paper syndicated in the prior fiscal period ($385 billion). Underpinned by the improving macro environment and substantial dry powder in the hands of private equity sponsors, merger and acquisition activity represented the bulk of new-issue transactions, reaching record levels for calendar year 2021. As a result, the robust pace of new loan originations expanded the total size of the loan market to roughly $1.39 trillion by index outstandings as of March 2022, a new milestone for the asset class. The strong supply levels were absorbed by robust investor interest for floating rate products. Collateralized loan obligations (“CLO”) — the predominant buyers of loans — again proved to be the primary component of measurable demand, as deal structures demonstrated resilience through the COVID-19 pandemic and continued to offer what we believe to be attractive yields relative to other spread products. As a result, CLO issuance set a record in 2021 and for the fiscal period, as total formation was roughly $177.6 billion, far exceeding the $114.9 billion recorded in the prior period. In the retail loan fund space, flows reversed course from the redemption activity witnessed for much of 2020. In aggregate, loan fund and exchange-traded funds experienced $55.5 billion in inflows during the period, as compared to just $3.1 billion in the trailing twelve months for March 2021. About $21.8 billion of net inflows was allocated into retail loan funds in the last three months alone, as the expected rate-hike cycle accelerated flows into the asset class.

TOP TEN LOAN ISSUERS AS OF MARCH 31, 2022 AS A PERCENTAGE OF:
NET ASSETS
Asurion, LLC	1.1%
CSC Holdings LLC	0.8%
Acrisure, LLC	0.7%
Peraton Holding Corp	0.7%
Bausch Health Companies, Inc.	0.6%
Global Tel*Link Corporation	0.6%
Moran Foods	0.6%
AP Core Holdings, II LLC	0.6%
CenturyLink, Inc.	0.6%
Endure Digital Inc.	0.6%

While all ratings cohorts were in the black for the one-year period, lower-rated loans fared better. Similar to the last period, CCC-rated loans outperformed with a gain of 4.68%, although the performance for the volatile cohort came under some pressure in the last two months of the period given decreasing risk appetite. Single-B- and BB-rated loans were next in line with returns of 3.58% and 2.18%, respectively.

Class I shares of the Fund underperformed the Index during the fiscal period (which reflects no cash allocation or expenses). By ratings, the Fund was negatively impacted by selection in CC-rated loans, although the bulk of the impact stemmed from one individual credit. Selection in radio and television, and to a lesser extent utilities, also detracted from returns. At the issuer level, the primary relative laggards were overweights to Diamond Sports Group, LLC, Telesat Canada and Nautilus Power, LLC. Telesat Canada’s loan price came under pressure due to concerns around successfully financing a large project, while Diamond Sports Group, LLC struggled from a highly leveraged balance sheet and uncertain contract negotiations. Nautilus Power, LLC underperformed as significant uncertainty surrounding the next capacity auction coupled with political and regulatory changes weighed on trading levels. On the other hand, the Fund benefited from selection and overweight among single-B-rated loans, an underweight in BBB-rated loans, exposure to a few loans in the defaulted loan category that traded higher and selection in CCC-rated loans. At the industry level, the primary relative contributor was selection within oil and gas, while additional benefits included selection in electronics and electrical and health care. Looking at individual issuers, the Fund’s top relative performers were overweights to Global Tel*Link Corporation, which benefited from strong fundamental performance, as well as Harvey Gulf International Marine, LLC and Glass Mountain Pipeline, LLC, both of which benefited from the dramatic rise in commodity prices and increased demand for oil field services.

The Fund experienced three defaults during the period: Glass Mountain Pipeline, LLC, GTT Communications, Inc. and Riverbed Technology, Inc., all of which are constituents in the Index. Given the healthier macro backdrop, fundamental credit health improved notably during the period, as compared to the prior fiscal period in which defaults picked up significantly given the business disruption brought upon by the Covid-19 pandemic.

3

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

As a result, the Index’s trailing-12-month default rate by principal amount closed out the period near a record low of just 19 basis points, a notable reduction from the 3.15% recorded as of March 2021.

Current Strategy & Outlook: Looking ahead, we believe a bevy of uncertainties will continue to influence sentiment in global financial markets. Topping the list are the ongoing conflict in Ukraine, elevated inflation and input costs, tightening monetary policy and rate volatility. On the other hand, we believe adequate economic growth, low unemployment, generally healthy corporate balance sheets and solid consumer data are providing somewhat of a buffer to increased risks. We believe that the upcoming earnings cycle will be key in assessing the impact of the latest rise in input costs and energy prices, and should hopefully provide some clarity on the expected path of corporate growth in the near-term. Specific to loans, we believe the asset class will benefit from the expected rise in short-term rates. At the March Federal Open Market Committee meeting, the U.S. Federal Reserve raised the Fed Funds Rate to 0.25% and signalled for six to seven additional rate hikes in 2022. Market participants are now expecting an accelerated rate hike cycle given the recent inflation data, with some expecting 50 bp rate hikes at the next three meetings. The current rate backdrop, virtually non-existent duration risk and relatively limited volatility are all providing a constructive backdrop for loans for the near-term outlook, in our opinion.

Jeffrey A. Bakalar Senior Managing Director Voya Investment Management Co. LLC

Kelly Byrne Senior Vice President Voya Investment Management Co. LLC

*	Effective May 31, 2021, Kelly Byrne was added as a portfolio manager of the Fund. In addition, Charles LeMieux, Portfolio Manager, and Senior Vice President of Voya Investment Management’s Senior Loan Group retired on May 31, 2021, and no longer serves as a portfolio manager of the Fund.
**	Effective for all portfolio reporting as of April 30, 2022, the Global Industry Classification Standard (GICS®) industries will be shown, consistent with a change by S&P/Dow Jones Indices for determining industry designations for all Leveraged Loan Sector Indices.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

The commentary provided was based in part upon attribution analysis from FactSet and is for informational purposes only and is not intended as investment advice. The commentary may reference current holdings as well as holdings that may have been sold during the period. Performance figures for individual sectors and individual holdings in FactSet attribution are gross of fees. Results are on a gross of fees basis.

The attribution analysis from FactSet compares loan level performance of the portfolio to the index. FactSet attribution does not include any other fund performance attribution impact (e.g., structural impacts, intraday trade prices, fee income, cash, etc). Further, certain assumptions are made in FactSet’s model for the calculation of daily total returns for loans in the portfolio, including how FactSet accrues income and calculates coupon, both of which may have an impact on the derived total return used in the attribution analysis. FactSet obtains daily weights and returns for the index directly from S&P/LCD. The calculated returns used in the attribution analysis are not accounting-based returns. Investment performance presented differs from actual performance and was not constructed according to the input, calculation, presentation, and disclosure requirements of the Global Investment Performance Standards (GIPS). Attribution analysis is intended only to directionally understand drivers of performance and is not intended to convey unintended precision or accuracy. FactSet attribution results can vary, even for historical periods, from previously run attribution reports for those same periods. These variances can be a result of changes to FactSet’s system, improvements or revisions to calculation methodology, or data reconciliation efforts. Voya IM believes that attribution and statements based on attribution are directionally useful for understanding performance, but Voya IM does not represent that such information is accurate or complete.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

4

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended March 31, 2022
	1 Year	5 Year	10 Year	Since Inception of Class P June 14, 2013
Including Sales Charge:
Class A(1)	-0.38%	1.37%	2.63%	—
Class C(2)	0.29%	1.10%	2.11%	—
Class I	2.41%	2.14%	3.15%	—
Class P	2.88%	2.78%	—	3.30%
Class R	1.78%	1.63%	2.63%	—
Class W	2.29%	2.12%	3.13%	—
Excluding Sales Charge:
Class A	2.15%	1.88%	2.89%	—
Class C	1.27%	1.10%	2.11%	—
Class I	2.41%	2.14%	3.15%	—
Class P	2.88%	2.78%	—	3.30%
Class R	1.78%	1.63%	2.63%	—
Class W	2.29%	2.12%	3.13%	—
S&P/LSTA Leveraged Loan	3.25%	4.01%	4.30%	3.93%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Floating Rate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2022*	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2022*

Class A	$1,000.00	$998.80	1.02%	$5.08	$1,000.00	$1,019.85	1.02%	$5.14
Class C	1,000.00	993.90	1.77	8.80	1,000.00	1,016.11	1.77	8.90
Class I	1,000.00	1,000.00	0.77	3.89	1,000.00	1,021.09	0.77	3.88
Class P	1,000.00	1,002.20	0.18	0.90	1,000.00	1,024.03	0.18	0.91
Class R	1,000.00	997.50	1.27	6.32	1,000.00	1,018.60	1.27	6.39
Class W	1,000.00	1,000.00	0.77	3.84	1,000.00	1,021.09	0.77	3.88

*	Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Floating Rate Fund and the Board of Trustees of Voya Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Floating Rate Fund (the “Fund”) (one of the funds constituting Voya Funds Trust (the “Trust”)), including the portfolio of investments, as of March 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Funds Trust) at March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the years in the two-year period ended March 31, 2019, were audited by another independent registered public accounting firm whose report, dated May 23, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
May 27, 2022

7

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2022

ASSETS:
Investments in securities at fair value (Cost $489,551,627)	$481,918,772
Cash	3,782,253
Receivables:
Investment securities sold	54,105,390
Fund shares sold	335,603
Interest	1,743,757
Prepaid structuring fee (Note 7)	24,424
Prepaid expenses	61,629
Reimbursement due from Investment Adviser	35,553
Other assets	43,978
Total assets	542,051,359
LIABILITIES:
Notes Payable	4,500,000
Payable for investment securities purchased	48,687,788
Payable for fund shares redeemed	559,340
Income distribution payable	29,932
Payable for investment management fees	228,701
Payable for distribution and shareholder service fees	65,530
Payable for trustee fees	42,865
Payable to trustees under the deferred compensation plan (Note 8)	43,978
Payable for commitment fees on line of credit (Note 7)	62,135
Unfunded loan commitments (Note 9)	982,250
Other accrued expenses and liabilities	807,271
Total liabilities	56,009,790
NET ASSETS	$486,041,569
NET ASSETS WERE COMPRISED OF:
Paid-in capital	679,448,823
Total distributable loss	(193,407,254)
NET ASSETS	$486,041,569

See Accompanying Notes to Financial Statements

8

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2022 (continued)

Class A:
Net assets	$41,989,603
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	4,699,121
Net asset value and redemption price per share(2)	$8.94
Maximum offering price per share (2.50%)(1)	$9.17

Class C:
Net assets	$9,658,365
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	1,081,146
Net asset value and redemption price per share(2)	$8.93

Class I:
Net assets	$225,339,430
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	25,218,019
Net asset value and redemption price per share	$8.94

Class P:
Net assets	$86,232,836
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	9,688,587
Net asset value and redemption price per share	$8.90

Class R:
Net assets	$109,837,253
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	12,315,003
Net asset value and redemption price per share	$8.92

Class W:
Net assets	$12,984,082
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	1,450,721
Net asset value and redemption price per share	$8.95

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

9

STATEMENT OF OPERATIONS for the year ended March 31, 2022

INVESTMENT INCOME:
Interest	$22,175,610
Dividend	21,051
Other	541,277
Total investment income	22,737,938

EXPENSES:
Investment management fees	3,314,667
Distribution and shareholder service fees:
Class A	122,661
Class C	119,618
Class R	487,729
Transfer agent fees:
Class A	64,763
Class C	16,041
Class I	77,268
Class P	587
Class R	128,853
Class W	15,763
Shareholder reporting expense	12,640
Custody and accounting expense	233,150
Registration fees	121,503
Professional fees	69,459
Trustees fees	16,820
Commitment fees on line of credit (Note 7)	174,348
Miscellaneous expense	126,696
Structuring Fee (Note 7)	187,169
Interest expense	7,352
Total expenses	5,297,087
Waived and reimbursed fees	(1,205,986)
Net expenses	4,091,101
Net investment income	18,646,837

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(3,991,011)
Net change in unrealized appreciation (depreciation) on Investments	(4,050,628)
Net realized and unrealized loss	(8,041,639)
Increase in net assets resulting from operations	10,605,198

See Accompanying Notes to Financial Statements

10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
FROM OPERATIONS:
Net investment income	$18,646,837	$20,582,073
Net realized loss	(3,991,011)	(69,403,189)
Net change in unrealized appreciation (depreciation)	(4,050,628)	146,713,774
Net increase in net assets resulting from operations	10,605,198	97,892,658
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(1,594,693)	(1,468,080)
Class C	(295,898)	(468,126)
Class I	(8,279,050)	(10,499,471)
Class P	(4,674,962)	(4,171,498)
Class P3(1)	—	(11,866)
Class R	(2,930,331)	(2,932,507)
Class W	(416,280)	(596,512)
Total distributions	(18,191,214)	(20,148,060)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	200,165,448	191,534,218
Reinvestment of distributions	17,562,082	19,198,707
	217,727,530	210,732,925
Cost of shares redeemed	(213,682,601)	(558,987,147)
Net increase (decrease) in net assets resulting from capital share transactions	4,044,929	(348,254,222)
Net decrease in net assets	(3,541,087)	(270,509,624)
NET ASSETS:
Beginning of year or period	489,582,656	760,092,280
End of year or period	$486,041,569	$489,582,656

(1)	Class P3 was fully redeemed on April 30, 2020.

See Accompanying Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
03-31-22	9.04	0.30	*	(0.11)	0.19	0.29	—	—	0.29	8.94	2.15	1.20	1.02	1.02	3.37	41,990	89
03-31-21	8.00	0.29	*	1.03	1.32	0.28	—	—	0.28	9.04	16.69	1.34	1.13	1.13	3.35	39,518	60
03-31-20	9.59	0.46		(1.58)	(1.12)	0.47	—	—	0.47	8.00	(12.34)	1.18	1.10	1.10	4.83	52,014	52
03-31-19	9.86	0.46		(0.28)	0.18	0.45	—	—	0.45	9.59	1.90	1.14	1.05	1.05	4.75	59,614	58
03-31-18	9.93	0.35		(0.05)	0.30	0.35	—	0.02	0.37	9.86	3.09	1.13	1.02	1.02	3.58	43,839	82
Class C
03-31-22	9.04	0.23	*	(0.11)	0.12	0.23	—	—	0.23	8.93	1.27	1.95	1.77	1.77	2.59	9,658	89
03-31-21	8.00	0.23	*	1.03	1.26	0.22	—	—	0.22	9.04	15.83	2.09	1.88	1.88	2.59	14,914	60
03-31-20	9.59	0.38		(1.58)	(1.20)	0.39	—	—	0.39	8.00	(13.00)	1.93	1.85	1.85	4.12	20,446	52
03-31-19	9.87	0.38	*	(0.28)	0.10	0.38	—	—	0.38	9.59	1.04	1.89	1.80	1.80	3.93	39,455	58
03-31-18	9.93	0.28		(0.04)	0.24	0.28	—	0.02	0.30	9.87	2.42	1.88	1.77	1.77	2.85	45,848	82
Class I
03-31-22	9.04	0.33	*	(0.11)	0.22	0.32	—	—	0.32	8.94	2.41	0.85	0.77	0.77	3.60	225,339	89
03-31-21	8.00	0.31	*	1.03	1.34	0.30	—	—	0.30	9.04	16.97	1.00	0.88	0.88	3.61	235,804	60
03-31-20	9.59	0.48		(1.58)	(1.10)	0.49	—	—	0.49	8.00	(12.12)	0.88	0.85	0.85	5.15	427,504	52
03-31-19	9.87	0.48		(0.28)	0.20	0.48	—	—	0.48	9.59	2.07	0.80	0.80	0.80	4.93	1,160,464	58
03-31-18	9.93	0.38	*	(0.04)	0.34	0.38	—	0.02	0.40	9.87	3.46	0.75	0.75	0.75	3.89	1,338,826	82
Class P
03-31-22	9.02	0.38	*	(0.12)	0.26	0.38	—	—	0.38	8.90	2.88	0.82	0.18	0.18	4.18	86,233	89
03-31-21	7.99	0.37	*	1.03	1.40	0.37	—	—	0.37	9.02	17.72	0.96	0.29	0.29	4.19	95,986	60
03-31-20	9.58	0.53	*	(1.56)	(1.03)	0.56	—	—	0.56	7.99	(11.52)	0.85	0.20	0.20	5.70	122,016	52
03-31-19	9.86	0.55		(0.29)	0.26	0.54	—	—	0.54	9.58	2.75	0.77	0.12	0.12	5.65	53,416	58
03-31-18	9.92	0.45		(0.05)	0.40	0.44	—	0.02	0.46	9.86	4.15	0.74	0.09	0.09	4.56	42,522	82
Class R
03-31-22	9.03	0.28	*	(0.12)	0.16	0.27	—	—	0.27	8.92	1.78	1.45	1.27	1.27	3.12	109,837	89
03-31-21	7.99	0.27	*	1.03	1.30	0.26	—	—	0.26	9.03	16.42	1.59	1.38	1.38	3.08	91,934	60
03-31-20	9.58	0.43		(1.58)	(1.15)	0.44	—	—	0.44	7.99	(12.57)	1.43	1.35	1.35	4.60	99,774	52
03-31-19	9.85	0.44	*	(0.28)	0.16	0.43	—	—	0.43	9.58	1.65	1.39	1.30	1.30	4.48	139,026	58
03-31-18	9.91	0.33		(0.04)	0.29	0.33	—	0.02	0.35	9.85	2.94	1.38	1.27	1.27	3.36	118,071	82
Class W
03-31-22	9.06	0.33	*	(0.12)	0.21	0.32	—	—	0.32	8.95	2.29	0.95	0.77	0.77	3.62	12,984	89
03-31-21	8.01	0.32	*	1.03	1.35	0.30	—	—	0.30	9.06	17.08	1.09	0.88	0.88	3.69	11,426	60
03-31-20	9.60	0.48		(1.58)	(1.10)	0.49	—	—	0.49	8.01	(12.10)	0.93	0.85	0.85	5.11	35,543	52
03-31-19	9.89	0.46	*	(0.27)	0.19	0.48	—	—	0.48	9.60	1.96	0.89	0.80	0.80	4.60	52,642	58
03-31-18	9.95	0.38	*	(0.04)	0.34	0.38	—	0.02	0.40	9.89	3.46	0.88	0.77	0.77	3.88	557,067	82

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022

NOTE 1 — ORGANIZATION

Voya Funds Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of seven separately managed series. This report is for Voya Floating Rate Fund (“Floating Rate” or the “Fund”), a diversified series of the Trust.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class P, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees, shareholder servicing fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the share classes, if any.

Effective November 2, 2021, Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares 8 years after purchase. Prior to November 2, 2021, Class C shares, along with their pro rata reinvested dividend shares, automatically converted to Class A shares 10 years after purchase.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Loan and Other Security Valuation. The Fund is open for business every day the New York Stock Exchange

(“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such

13

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.

B.  Security Transactions and Revenue Recognition. Security transactions and senior loans are accounted for

14

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Premium amortization and discount accretion are deferred and recognized over the lives of the respective loans. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield method over the lives of the respective loans. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original loan agreement and are recognized when received. Amendment fees and other fees earned are reported as other income on the Statement of Operations.

C.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Fund records distributions to its shareholders on the ex-dividend date.

D.  When-Issued and Delayed-Delivery Transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the loans. Interest income on such loans is not accrued until settlement date.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

15

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

H.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS

For the year ended March 31, 2022, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $494,069,943 and $467,283,754, respectively.

The loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, at an annual rate of 0.650% on the first $300 million; 0.625% on the next $200 million; and 0.600% thereafter, of the Fund’s average daily net assets. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of the Fund through August 1, 2022. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except Class I, Class P, and Class W) has a distribution and/or distribution and service plan (the “Plan”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution and/or shareholder servicing of the Fund’s shares (“Distribution and/or Service Fees”). Pursuant to the Plan, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. In addition, the Fund has a shareholder service plan for Class A and Class C shares (together with the Plan referenced above, the “Plans”). Under the Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C	Class R
0.25%	1.00%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year

16

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

ended March 31, 2022, the Distributor retained the following amounts:

	Class A	Class C
Initial Sales Charges	$2,831	$—
Contingent Deferred Sales Charges	91,133	106

NOTE 6 — EXPENSE LIMITATION AGREEMENT

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, to the levels listed below:

Maximum Operating Expense Limit(1)
(as a percentage of average daily net assets)

Class A — 1.00%
Class C — 1.75%
Class I — 0.75%
Class P — 0.15%
Class R — 1.25%
Class W — 0.75%

(1).	Pursuant to a side letter agreement through August 1, 2022, the Investment Adviser has further lowered expenses to 0.95%, 1.70%, 0.70%, 1.20% and 0.70% for Class A, Class C, Class I, Class R and Class W, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

Unless otherwise specified above and with the exception of the non-recoupable Class P management fee waiver for the Fund, the Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of March 31, 2022, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

March 31,
2023	2024	2025	Total
$401,550	$483,309	$—	$884,859

As of March 31, 2022, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	March 31,
	2023	2024	2025	Total
Class A	$25,765	$31,824	$—	$57,589
Class C	13,630	13,636	—	27,266
Class R	55,890	69,455	—	125,345
Class W	20,153	12,533	—	32,686

The amounts subject to possible recoupment listed in the tables above were waived or reimbursed prior to January 1, 2021, which was the effective date of the non-recoupable side letter agreement.

The Expense Limitation Agreement is contractual through August 1, 2022 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 7 — LINE OF CREDIT

Effective May 26, 2021, the Fund has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“SSB”) for an aggregate amount of $100,000,000, through May 25, 2022. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) temporarily finance the redemption of shares of an investor in the Fund. The Fund pays a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears and a structuring fee of $164,470, which is expensed over a year. Prior to May 26, 2021, the aggregate amount was $200,000,000 and the commitment fee was equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears through May 26, 2021. Generally, borrowings under the Credit Agreement accrue interest at the higher of the federal funds rate and the overnight bank funding rate, plus a specified margin and 0.10%. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Fund utilized the line of credit during the year ended March 31, 2021, as below:

Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
16	$9,775,000	1.70%

17

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2022, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the Fund:

Subsidiary	Percentage
Voya Institutional Trust Company	23.25%
Voya Investment Management Co. LLC	11.70

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended March 31, 2022, the per account fees for affiliated recordkeeping services paid by the Fund were $138,276.

The Fund may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser), a common sub-adviser and/or common officers or trustees. These interfund transactions are made pursuant to Rule 17a-7 under the

1940 Act and in accordance with the “Rule 17a-7 Policy” adopted by the Board. For the year ended March 31, 2022, the Fund engaged in such transactions amounting to $25,482,794 in purchases and $4,547,239 in sales, resulting in a net realized loss of $(159,682).

NOTE 9 — UNFUNDED LOAN COMMITMENTS

The Fund may enter into credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

Funded and unfunded portions of the credit agreements are presented within the Portfolio of Investments. At March 31, 2022, the Fund had the following unfunded loan commitments:

Unfunded Loan Commitment
Athenahealth, Inc. 2022 Delayed Draw Term Loan	$250,000
Dessert Holdings Inc. Delayed Draw Term Loan	101,053
ENC Holding Corporation Delayed Draw Term Loan	55,918
Holley Purchaser, Inc. 2021 Delayed Draw Term Loan	75,500
IPS Corporation 2021 Delayed Draw Term Loan	106,667
Pacific Bells, LLC Delayed Draw Term Loan	7,577
Pro Mach Group, Inc. 2021 Delayed Draw Term Loan	89,162
Refficiency Holdings LLC 2021 Delayed Draw Term Loan	47,131
Service Logic Acquisition, Inc. Delayed Draw Term Loan	90,963
Sovos Compliance, LLC 2021 Delayed Draw Term Loan	101,610
Trident TPI Holdings, Inc. 2021 Delayed Draw Term Loan	43,207
VT Topco, Inc. 2021 Delayed Draw Term Loan	13,462
$982,250

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
03-31-22	2,807,222	166,299	(2,645,969)	327,552	25,486,720	1,504,356	(23,735,826)	3,255,250
03-31-21	2,008,628	154,435	(4,291,805)	(2,128,742)	17,733,818	1,346,994	(37,508,698)	(18,427,886)
Class C
03-31-22	286,932	30,341	(885,874)	(568,601)	2,593,297	274,709	(8,030,902)	(5,162,896)
03-31-21	44,477	47,917	(997,888)	(905,494)	389,139	417,671	(8,782,845)	(7,976,035)
Class I
03-31-22	11,313,808	858,414	(13,035,476)	(863,254)	102,408,364	7,767,659	(117,079,536)	(6,903,513)
03-31-21	15,594,417	1,120,953	(44,070,088)	(27,354,718)	136,684,255	9,754,137	(379,186,518)	(232,748,126)

18

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class P
03-31-22	4,017,588	518,285	(5,493,305)	(957,432)	36,364,970	4,674,700	(49,120,082)	(8,080,412)
03-31-21	2,675,660	477,360	(7,772,864)	(4,619,844)	23,818,763	4,157,021	(67,288,532)	(39,312,748)
Class P3 (1)
03-31-22	—	—	—	—	—	—	—	—
03-31-21	7,394	—	(356,813)	(349,419)	61,269	—	(2,939,936)	(2,878,667)
Class R
03-31-22	3,100,886	324,372	(1,296,530)	2,128,728	28,008,280	2,930,129	(11,715,549)	19,222,860
03-31-21	1,071,929	336,403	(3,710,891)	(2,302,559)	9,380,249	2,932,362	(32,433,169)	(20,120,558)
Class W
03-31-22	585,613	45,293	(441,949)	188,957	5,303,817	410,529	(4,000,706)	1,713,640
03-31-21	1,523,717	260,120	(2,828,336)	(1,044,499)	14,318,648	2,446,680	(26,338,046)	(9,572,718)

(1)	Share class was fully redeemed on April 30, 2020.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include capital loss carryforwards and wash sale deferrals.

The following permanent tax differences have been reclassified as of March 31, 2022:

Paid-in Capital	Distributable Earnings
$(13,113)	$13,113

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends to shareholders was as follows:

Year Ended March 31, 2022	Year Ended March 31, 2021
Ordinary Income	Ordinary Income
$18,191,214	$20,148,060

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2022 were:

Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards				Total Distributable Earnings/(Loss)
		Amount	Character	Expiration	Other
$1,248,810	$(7,850,822)	$(38,551,513)	Short-term	None	$(53,773)	$(193,407,254)
		(148,199,956)	Long-term	None
$(186,751,469)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

As of March 31, 2022, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

19

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 12 — LONDON INTERBANK OFFERED RATE
(“LIBOR”)

In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund.

NOTE 13 — LIQUIDITY

Consistent with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program to govern its approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Fund’s Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, the Fund’s liquidity risk.

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding the Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether the Fund will be able to meet its redemption obligations in a timely manner.

During the period covered by the annual assessment, January 1, 2021 through December 31, 2021, the Program supported the Fund’s ability to honor redemption requests in a timely manner and the Program Administrator’s management of the Fund’s liquidity risk, including during any periods of market volatility and net redemptions.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks.

NOTE 14 — MARKET DISRUPTION

The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural andenvironmental disasters and systemic market dislocations are also highly disruptive to economies and markets.

In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in non-U.S. and domestic economic, social, and political

20

NOTES TO FINANCIAL STATEMENTS as of March 31, 2022 (continued)

NOTE 14 — MARKET DISRUPTION (continued)

conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 16 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2022, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$ 0.0261	May 2, 2022	Daily
Class C	$ 0.0206	May 2, 2022	Daily
Class I	$ 0.0280	May 2, 2022	Daily
Class P	$ 0.0329	May 2, 2022	Daily
Class R	$ 0.0243	May 2, 2022	Daily
Class W	$ 0.0280	May 2, 2022	Daily

Line of Credit Renewal: Effective May 25, 2022, the revolving Credit Agreement with State Street Bank and Trust Company was renewed for another 364 days.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

21

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2022

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: 94.6%
	Aerospace & Defense: 1.6%
793,250	ADS Tactical, Inc. 2021 Term Loan B, 6.750%, (US0003M + 5.750%), 03/19/26	$765,486	0.1
2,381,201	Geo Group, Inc. (The) 2018 Term Loan B, 2.750%, (US0001M + 2.000%), 03/22/24	2,231,073	0.5
458,425	KBR, Inc. 2020 Term Loan B, 3.207%, (US0001M + 2.750%), 02/05/27	456,992	0.1
3,280,880	Peraton Corp. Term Loan B, 4.500%, (US0001M + 3.750%), 02/01/28	3,258,616	0.7
560,000	Setanta Aircraft Leasing Designated Activity Compa Term Loan B, 3.006%, (US0003M + 2.000%), 11/05/28	552,900	0.1
465,000	Vertex Aerospace Services Corp. 2021 First Lien Term Loan, 4.750%, (US0001M + 4.000%), 12/06/28	464,128	0.1
		7,729,195	1.6

	Air Transport: 0.4%
1,989,950	United Airlines, Inc. 2021 Term Loan B, 4.500%, (US0003M + 3.750%), 04/21/28	1,970,050	0.4

	Auto Components: 0.2%
895,500	Broadstreet Partners, Inc. 2021 Term Loan B2, 3.750%, (US0001M + 3.250%), 01/27/27	883,886	0.2

	Automotive: 3.1%
1,348,973	Autokiniton US Holdings, Inc. 2021 Term Loan B, 5.000%, (US0003M + 4.500%), 04/06/28	1,333,797	0.3
1,725,000	Avis Budget Car Rental, LLC 2022 Term Loan C, 4.000%, (SOFRRATE + 3.500%), 03/16/29	1,715,297	0.4
500,000	Bright Bidco B.V. 2018 Term Loan B, 4.970%, (US0006M + 3.500%), 06/30/24	303,125	0.1
1,082,693	Dealer Tire, LLC 2020 Term Loan B, 4.707%, (US0001M + 4.250%), 12/12/25	1,075,655	0.2
1,284,222	Gates Global LLC 2021 Term Loan B3, 3.250%, (US0001M + 2.500%), 03/31/27	1,269,545	0.3
Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Automotive: (continued)
912,595		Hertz Corporation, (The) 2021 Term Loan B, 3.707%, (US0001M + 3.250%), 06/30/28	$907,575	0.2
173,048		Hertz Corporation, (The) 2021 Term Loan C, 3.750%, (US0001M + 3.250%), 06/30/28	172,097	0.0
107,695	(1)	Holley Purchaser, Inc. 2021 Delayed Draw Term Loan, 4.576%, (US0003M + 3.750%), 11/17/28	106,573	0.0
643,907		Holley Purchaser, Inc. 2021 Term Loan, 4.500%, (US0003M + 3.750%), 11/17/28	637,198	0.1
1,371,319		Les Schwab Tire Centers Term Loan B, 4.000%, (US0003M + 3.250%), 11/02/27	1,357,034	0.3
733,234		Mister Car Wash Holdings, Inc. 2019 Term Loan B, 3.457%, (US0001M + 3.000%), 05/14/26	725,627	0.1
425,000		Rough Country, LLC 2021 2nd Lien Term Loan, 7.506%, (US0003M + 6.500%), 07/26/29	423,406	0.1
488,813		Rough Country, LLC 2021 Term Loan, 4.506%, (US0003M + 3.500%), 07/28/28	485,147	0.1
795,887		Tenneco, Inc. 2018 Term Loan B, 3.457%, (US0001M + 3.000%), 10/01/25	789,089	0.2
1,259,170		Truck Hero, Inc. 2021 Term Loan B, 4.000%, (US0001M + 3.250%), 01/31/28	1,223,362	0.2
979,950		Wand NewCo 3, Inc. 2020 Term Loan, 3.457%, (US0001M + 3.000%), 02/05/26	953,246	0.2
1,621,850		Wheel Pros, LLC 2021 Term Loan, 5.250%, (US0001M + 4.500%), 05/11/28	1,551,570	0.3
			15,029,343	3.1

		Beverage & Tobacco: 1.0%
750,000		Aramark Services, Inc. 2019 Term Loan B4, 2.207%, (US0001M + 1.750%), 01/15/27	737,266	0.1
365,000		Naked Juice LLC 2nd Lien Term Loan, 6.751%, (SOFRRATE + 6.000%), 01/24/30	365,304	0.1
615,000		Naked Juice LLC Term Loan, 3.750%, (SOFRRATE + 3.250%), 01/24/29	605,967	0.1
See Accompanying Notes to Financial Statements

22

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2022 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Beverage & Tobacco: (continued)
1,313,386	Sunshine Investments B.V. USD Term Loan B3, 3.219%, (US0003M + 2.750%), 03/28/25	$1,305,177	0.3
1,960,207	Triton Water Holdings, Inc Term Loan, 4.506%, (US0003M + 3.500%), 03/31/28	1,916,714	0.4
		4,930,428	1.0

	Brokers, Dealers & Investment Houses: 0.2%
1,170,286	Forest City Enterprises, L.P. 2019 Term Loan B, 3.957%, (US0003M + 3.500%), 12/08/25	1,164,313	0.2

	Building & Development: 4.2%
496,250	ACProducts, Inc. 2021 Term Loan B, 4.750%, (US0006M + 4.250%), 05/17/28	451,450	0.1
368,150	Aegion Corporation Term Loan, 5.500%, (US0003M + 4.750%), 05/17/28	366,769	0.1
1,244,949	Applecaramel Buyer, LLC Term Loan B, 4.250%, (SOFRRATE + 3.750%), 10/19/27	1,232,112	0.2
1,486,275	Chamberlain Group Inc Term Loan B, 4.506%, (US0003M + 3.500%), 11/03/28	1,469,554	0.3
748,120	Core & Main LP 2021 Term Loan B, 2.947%, (US0001M + 2.500%), 07/27/28	740,756	0.1
2,415,600	Cornerstone Building Brands, Inc. 2021 Term Loan B, 3.750%, (US0003M + 3.250%), 04/12/28	2,344,642	0.5
303,507	CP Atlas Buyer, Inc. 2021 Term Loan B, 4.250%, (US0001M + 3.750%), 11/23/27	295,730	0.1
898,412	Empire Today, LLC 2021 Term Loan B, 5.750%, (US0006M + 5.000%), 04/03/28	857,235	0.2
915,000	Foley Products Company, LLC 2021 Term Loan, 4.894%, (SOFRRATE + 4.750%), 12/29/28	910,425	0.2
858,512	Foundation Building Materials Holding Company LLC 2021 Term Loan, 3.750%, (US0003M + 3.250%), 02/03/28	843,488	0.2
548,625	Installed Building Products, Inc. 2021 Term Loan B, 2.750%, (US0001M + 2.250%), 12/14/28	547,665	0.1
Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Building & Development: (continued)
106,667	(1)	IPS Corporation 2021 Delayed Draw Term Loan, 3.923%, (US0003M + 3.750%), 10/02/28	$104,533	0.0
533,333		IPS Corporation 2021 Term Loan, 4.000%, (US0001M + 3.500%), 10/02/28	522,667	0.1
273,618		Kodiak Building Partners Inc. Term Loan B, 4.000%, (US0003M + 3.250%), 03/12/28	268,488	0.1
680,000		Latham Pool Products, Inc. 2022 Term Loan B, 3.799%, (SOFRRATE + 3.750%), 02/23/29	674,334	0.1
1,787,340		LBM Acquisition LLC Term Loan B, 4.500%, (US0001M + 3.750%), 12/17/27	1,748,801	0.4
920,000		Leaf Home Solutions LLC 2022 Term Loan B, 5.250%, (SOFRRATE + 4.750%), 02/16/29	911,950	0.2
497,418		MX Holdings US, Inc. Term Loan B1B, 3.250%, (US0001M + 2.500%), 07/31/25	493,066	0.1
556,570		Northstar Group Services, INC. 2020 Term Loan B, 6.500%, (US0001M + 5.500%), 11/12/26	554,483	0.1
770,000		Smyrna Ready Mix Concrete, LLC Term Loan B, 4.552%, (TSFR1M + 4.250%), 03/24/29	761,337	0.2
1,200,000		Specialty Building Products Holdings, LLC 2021 Term Loan B, 4.250%, (US0001M + 3.750%), 10/15/28	1,174,500	0.2
1,238,775		SRS Distribution Inc. 2021 Term Loan B, 4.000%, (US0003M + 3.500%), 06/02/28	1,222,051	0.2
1,336,086		Standard Industries Inc. 2021 Term Loan B, 3.788%, (US0006M + 2.500%), 09/22/28	1,331,744	0.3
592,449		Wilsonart LLC 2021 Term Loan E, 4.250%, (US0003M + 3.250%), 12/31/26	578,484	0.1
			20,406,264	4.2

		Business Equipment & Services: 9.5%
527,838		24-7 Intouch Inc 2018 Term Loan, 5.207%, (US0001M + 4.750%), 08/25/25	519,920	0.1

See Accompanying Notes to Financial Statements

23

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2022 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Business Equipment & Services: (continued)
497,500	Allied Universal Holdco LLC 2021 USD Incremental Term Loan B, 4.250%, (US0001M + 3.750%), 05/12/28	$491,074	0.1
728,175	Anticimex International AB 2021 USD Incremental Term Loan, 4.508%, (US0003M + 4.000%), 11/16/28	723,624	0.2
379,050	Anticimex International AB 2021 USD Term Loan B1, 4.008%, (US0003M + 3.500%), 11/16/28	375,023	0.1
1,119,375	APX Group, Inc. 2021 Term Loan B, 4.005%, (US0001M + 3.500%), 07/10/28	1,106,549	0.2
1,007,475	Ascend Learning, LLC 2021 Term Loan, 4.000%, (US0001M + 3.500%), 12/11/28	996,771	0.2
878,983	Atlas CC Acquisition Corp Term Loan B, 5.000%, (US0003M + 4.250%), 05/25/28	877,335	0.2
178,776	Atlas CC Acquisition Corp Term Loan C, 5.000%, (US0003M + 4.250%), 05/25/28	178,441	0.0
620,000	Belfor Holdings Inc. 2022 Incremental Term Loan, 4.540%, (SOFRRATE + 4.250%), 04/06/26	620,000	0.1
1,152,000	Belfor Holdings Inc. Term Loan B, 4.207%, (US0001M + 3.750%), 04/06/26	1,147,680	0.2
225,000	DG Investment Intermediate Holdings 2, Inc. 2021 2nd Lien Term Loan, 7.500%, (US0001M + 6.750%), 03/30/29	225,000	0.1
1,647,605	DG Investment Intermediate Holdings 2, Inc. 2021 Term Loan, 4.250%, (US0001M + 3.500%), 03/31/28	1,633,702	0.3
2,987,462	Endure Digital Inc. Term Loan, 4.250%, (US0003M + 3.500%), 02/10/28	2,899,706	0.6
1,323,350	Ensono, LP 2021 Term Loan, 4.750%, (US0003M + 4.000%), 05/26/28	1,303,913	0.3
810,000	EP Purchaser, LLC 2021 Term Loan B, 4.506%, (US0003M + 3.500%), 11/06/28	805,782	0.2
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Business Equipment & Services: (continued)
395,000	Escape Velocity Holdings, Inc. 2021 Term Loan, 5.256%, (US0003M + 4.250%), 10/08/28	$388,581	0.1
93,434	First Advantage Holdings, LLC 2021 Term Loan B, 3.195%, (US0001M + 2.750%), 01/31/27	92,862	0.0
950,000	Garda World Security Corporation 2022 Term Loan B, 4.567%, (TSFR1M + 4.250%), 02/01/29	941,687	0.2
997,487	Gloves Buyer, Inc. 2021 Term Loan, 4.750%, (US0001M + 4.000%), 12/29/27	982,525	0.2
992,246	Indy US Bidco, LLC 2021 USD Term Loan, 4.207%, (US0001M + 3.750%), 03/05/28	986,044	0.2
1,136,044	Intrado Corporation 2017 Term Loan, 5.000%, (US0003M + 4.000%), 10/10/24	1,041,915	0.2
818,813	ION Trading Finance Limited 2021 USD Term Loan, 5.207%, (US0003M + 4.750%), 04/03/28	813,997	0.2
1,347,381	KUEHG Corp. 2018 Incremental Term Loan, 4.756%, (US0003M + 3.750%), 02/21/25	1,331,381	0.3
1,585,470	Milano Acquisition Corp Term Loan B, 5.006%, (US0003M + 4.000%), 10/01/27	1,579,524	0.3
1,371,031	Paysafe Holdings (US) Corp USD Term Loan B1, 3.250%, (US0001M + 2.750%), 06/28/28	1,316,761	0.3
773,063	PECF USS Intermediate Holding III Corporation Term Loan B, 4.758%, (US0003M + 4.250%), 12/15/28	766,989	0.2
1,346,978	Polaris Newco LLC USD Term Loan B, 4.500%, (US0001M + 4.000%), 06/02/28	1,339,065	0.3
100,000	Pre-Paid Legal Services, Inc. 2021 2nd Lien Term Loan, 8.006%, (US0003M + 7.000%), 12/14/29	98,875	0.0
1,250,000	Pre-Paid Legal Services, Inc. 2021 Term Loan, 4.250%, (US0001M + 3.750%), 12/15/28	1,236,589	0.3

See Accompanying Notes to Financial Statements

24

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2022 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Business Equipment & Services: (continued)
48,435	(1)	Refficiency Holdings LLC 2021 Delayed Draw Term Loan, 4.500%, (US0003M + 3.750%), 12/16/27	$47,920	0.0
248,739		Refficiency Holdings LLC 2021 Term Loan, 4.500%, (US0001M + 3.750%), 12/16/27	246,096	0.1
715,000		Renaissance Holding Corp. 2018 2nd Lien Term Loan, 7.457%, (US0001M + 7.000%), 05/29/26	710,531	0.1
220,000		Renaissance Holding Corp. 2022 Incremental Term Loan, 4.790%, (SOFRRATE + 4.500%), 03/17/27	218,992	0.0
1,496,094		Research Now Group, Inc. 2017 1st Lien Term Loan, 6.500%, (US0006M + 5.500%), 12/20/24	1,473,186	0.3
980,891		Rockwood Service Corporation 2020 Term Loan, 4.457%, (US0001M + 4.000%), 01/23/27	981,504	0.2
1,250,000		Sandvine Corporation 2018 1st Lien Term Loan, 4.957%, (US0001M + 4.500%), 10/31/25	1,237,500	0.3
90,963	(1)	Service Logic Acquisition, Inc Delayed Draw Term Loan, 4.504%, (US0003M + 4.000%), 10/29/27	90,204	0.0
1,096,422		Service Logic Acquisition, Inc Term Loan, 4.750%, (US0002M + 4.000%), 10/29/27	1,088,199	0.2
1,626,825		Skopima Merger Sub Inc. Term Loan B, 4.500%, (US0001M + 4.000%), 05/12/28	1,610,963	0.3
1,326,889		Staples, Inc. 7 Year Term Loan, 5.317%, (US0003M + 5.000%), 04/16/26	1,256,564	0.3
1,546,161		SurveyMonkey Inc. 2018 Term Loan B, 4.210%, (US0001M + 3.750%), 10/10/25	1,538,430	0.3
248,598		Turing Midco LLC 2021 Term Loan B, 3.250%, (US0001M + 2.750%), 03/23/28	245,724	0.1
997,423		Verifone Systems, Inc. 2018 1st Lien Term Loan, 4.498%, (US0003M + 4.000%), 08/20/25	985,786	0.2
Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Business Equipment & Services: (continued)
997,487		Verscend Holding Corp. 2021 Term Loan B, 4.457%, (US0001M + 4.000%), 08/27/25	$996,241	0.2
1,110,000		Virtusa Corporation 2022 Incremental Term Loan, 4.600%, (SOFRRATE + 3.850%), 02/11/28	1,100,287	0.2
1,567,359		VM Consolidated, Inc. 2021 Term Loan B, 4.256%, (US0003M + 3.250%), 03/19/28	1,560,176	0.3
13,462	(1)	VT Topco, Inc. 2021 Delayed Draw Term Loan, 3.923%, (US0003M + 3.750%), 08/01/25	13,353	0.0
203,234		VT Topco, Inc. 2021 Incremental Term Loan, 4.500%, (US0001M + 3.750%), 08/01/25	201,583	0.0
845,750		Waterlogic Holdings Limited 2021 USD Term Loan B, 5.756%, (US0003M + 4.750%), 08/04/28	844,693	0.2
2,326,963		Yak Access, LLC 2018 1st Lien Term Loan B, 5.508%, (US0003M + 5.000%), 07/11/25	2,068,088	0.4
970,000		Yak Access, LLC 2018 2nd Lien Term Loan B, 10.954%, (US0003M + 10.000%), 07/10/26	634,137	0.1
			45,971,472	9.5

		Cable & Satellite Television: 2.9%
670,000		Cogeco Financing 2 LP 2021 Incremental Term Loan B, 3.000%, (US0001M + 2.500%), 09/01/28	666,470	0.1
2,493,456		CSC Holdings LLC, 2.647%, (US0001M + 2.250%), 07/17/25	2,459,170	0.5
1,496,183		CSC Holdings, LLC 2019 Term Loan B5, 2.897%, (US0001M + 2.500%), 04/15/27	1,473,366	0.3
2,588,050		DirecTV Financing, LLC Term Loan, 5.750%, (US0001M + 5.000%), 08/02/27	2,588,319	0.5
1,955,100		Radiate Holdco, LLC 2021 Term Loan B, 4.000%, (US0001M + 3.250%), 09/25/26	1,941,135	0.4
3,479,765		Telesat Canada Term Loan B5, 3.207%, (US0001M + 2.750%), 12/07/26	2,609,824	0.5

See Accompanying Notes to Financial Statements

25

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2022 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Cable & Satellite Television: (continued)
750,000	UPC Financing Partnership 2021 USD Term Loan AX, 3.397%, (US0003M + 3.000%), 01/31/29	$743,813	0.2
1,250,000	Virgin Media Bristol LLC 2020 USD Term Loan Q, 3.647%, (US0001M + 3.250%), 01/31/29	1,241,993	0.3
438,900	WideOpenWest Finance LLC 2021 Term Loan B, 3.500%, (SOFRRATE + 3.000%), 12/20/28	437,117	0.1
		14,161,207	2.9

	Chemicals & Plastics: 3.5%
994,962	Ascend Performance Materials Operations LLC 2021 Term Loan B, 5.500%, (US0003M + 4.750%), 08/27/26	993,097	0.2
422,875	Avantor Funding, Inc. 2021 Term Loan B5, 2.750%, (US0001M + 2.250%), 11/08/27	420,320	0.1
1,703,944	GEON Performance Solutions, LLC 2021 Term Loan, 5.500%, (US0001M + 4.750%), 08/18/28	1,701,814	0.4
410,000	Hexion Holdings Corporation 2022 USD 2nd Lien Term Loan, 7.049%, (SOFRRATE + 7.000%), 03/02/30	397,700	0.1
1,405,000	Hexion Holdings Corporation 2022 USD Term Loan, 5.000%, (SOFRRATE + 4.500%), 03/15/29	1,377,778	0.3
686,421	INEOS Styrolution US Holding LLC 2021 USD Term Loan B, 3.250%, (US0001M + 2.750%), 01/29/26	674,551	0.1
715,000	Ineos US Finance LLC 2021 USD Term Loan B, 2.673%, (US0003M + 2.750%), 11/08/28	703,381	0.1
416,855	Lonza Group AG USD Term Loan B, 4.750%, (US0006M + 4.000%), 07/03/28	408,127	0.1
500,000	LSF11 A5 Holdco LLC Term Loan, 4.000%, (SOFRRATE + 3.500%), 10/15/28	493,333	0.1
190,000	NIC Acquisition Corp. Second Lien Term Loan, 8.500%, (US0003M + 7.750%), 12/29/28	183,825	0.0
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Chemicals & Plastics: (continued)
1,269,938	Olympus Water US Holding Corporation 2021 USD Term Loan B, 4.746%, (US0003M + 3.750%), 11/09/28	$1,240,230	0.3
1,650,000	PMHC II, Inc. 2022 Term Loan B, 4.300%, (SOFRRATE + 4.250%), 02/01/29	1,576,163	0.3
1,110,910	Polar US Borrower, LLC 2018 1st Lien Term Loan, 4.926%, (US0003M + 4.750%), 10/15/25	1,080,360	0.2
306,900	Potters Industries, LLC Term Loan B, 4.750%, (US0003M + 4.000%), 12/14/27	306,325	0.1
501,213	PQ Corporation 2021 Term Loan B, 3.250%, (US0003M + 2.500%), 06/09/28	496,075	0.1
1,765,575	Sparta U.S. HoldCo LLC 2021 Term Loan, 4.250%, (US0001M + 3.500%), 08/02/28	1,758,954	0.4
630,731	Starfruit Finco B.V 2018 USD Term Loan B, 4.006%, (US0003M + 3.000%), 10/01/25	621,533	0.1
1,540,000	Tronox Finance LLC 2022 Term Loan, 3.540%, (SOFRRATE + 3.250%), 03/03/29	1,534,225	0.3
997,500	W.R. Grace & Co.-Conn. 2021 Term Loan B, 4.813%, (US0003M + 3.750%), 09/22/28	991,421	0.2
		16,959,212	3.5

	Clothing/Textiles: 0.3%
536,642	ABG Intermediate Holdings 2 LLC 2021 Delayed Draw Term Loan B2, 4.000%, (SOFRRATE + 3.500%), 12/08/28	529,710	0.1
84,179	ABG Intermediate Holdings 2 LLC 2021 Delayed Draw Term Loan B3, 4.000%, (SOFRRATE + 3.500%), 12/08/28	83,091	0.0
84,179	ABG Intermediate Holdings 2 LLC 2021 Term Loan B1, 4.000%, (SOFRRATE + 3.500%), 12/21/28	83,092	0.0
1,000,000	Crocs Inc Term Loan B, 4.447%, (SOFRRATE + 3.500%), 02/20/29	979,062	0.2
		1,674,955	0.3

See Accompanying Notes to Financial Statements

26

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2022 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Conglomerates: 0.1%
339,203	Fender Musical Instruments Corporation 2021 Term Loan B, 4.500%, (SOFRRATE + 4.000%), 12/01/28	$337,083	0.1

	Consumer, Cyclical: 0.2%
497,503	MOTION FINCO SARL USD TERM LOAN B1, 4.256%, (US0003M + 3.250%), 11/12/26	489,937	0.1
381,150	WellPet—TL B 1L, 4.678%, (US0003M + 3.750%), 12/21/27	378,768	0.1
		868,705	0.2

	Consumer, Non-cyclical: 0.6%
1,611,900	CoreLogic, Inc. TL B 1L, 4.000%, (US0001M + 3.500%), 06/02/28	1,590,139	0.3
1,287,477	Lifescan Global Corporation 2018 1st Lien Term Loan, 6.214%, (US0003M + 6.000%), 10/01/24	1,232,759	0.3
		2,822,898	0.6

	Containers & Glass Products: 3.4%
1,435,500	Altium Packaging LLC 2021 Term Loan B, 3.250%, (US0001M + 2.750%), 02/03/28	1,387,770	0.3
1,237,966	BWAY Holding Company 2017 Term Loan B, 3.481%, (US0001M + 3.250%), 04/03/24	1,223,265	0.2
945,295	Charter NEX US, Inc. 2021 Term Loan, 4.500%, (US0001M + 3.750%), 12/01/27	940,076	0.2
910,000	Clydesdale Acquisition Holdings Inc Term Loan, 4.552%, (TSFR1M + 4.250%), 03/30/29	895,700	0.2
991,073	Flex Acquisition Company, Inc. 2018 Incremental Term Loan, 3.962%, (US0003M + 3.000%), 06/29/25	990,454	0.2
495,637	Flex Acquisition Company, Inc. 2021 Term Loan, 4.000%, (US0001M + 3.500%), 03/02/28	494,785	0.1
738,150	Plastipak Packaging, Inc. 2021 Term Loan B, 3.000%, (US0001M + 2.500%), 12/01/28	725,540	0.1
724,319	Plaze, Inc. 2020 Incremental Term Loan, 4.500%, (US0003M + 3.750%), 08/03/26	700,779	0.1
Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Containers & Glass Products: (continued)
1,341,638		Pretium PKG Holdings, Inc. 2021 1st Lien Term Loan, 4.500%, (US0001M + 4.000%), 10/02/28	$1,306,419	0.3
280,000		Pretium PKG Holdings, Inc. 2021 2nd Lien Term Loan, 7.250%, (US0003M + 6.750%), 10/01/29	272,650	0.1
138,547	(1)	Pro Mach Group, Inc. 2021 Delayed Draw Term Loan, 5.000%, (US0003M + 4.000%), 08/31/28	138,114	0.0
899,020		Pro Mach Group, Inc. 2021 Term Loan B, 5.000%, (US0003M + 4.000%), 08/31/28	896,210	0.2
1,247,345		Proampac PG Borrower LLC 2020 Term Loan, 4.630%, (US0003M + 3.750%), 11/03/25	1,223,437	0.2
1,424,394		Reynolds Group Holdings Inc. 2020 Term Loan B2, 3.707%, (US0001M + 3.250%), 02/05/26	1,389,293	0.3
1,376,205		Reynolds Group Holdings Inc. 2021 Term Loan B, 4.000%, (US0001M + 3.500%), 09/20/28	1,342,488	0.3
353,212		Tosca Services, LLC 2021 Term Loan, 4.250%, (US0001M + 3.500%), 08/18/27	346,589	0.1
648,367		TricorBraun Holdings, Inc. 2021 Term Loan, 3.750%, (US0001M + 3.250%), 03/03/28	633,547	0.1
115,850	(1)	Trident TPI Holdings, Inc. 2021 Delayed Draw Term Loan, 5.006%, (US0003M + 4.000%), 09/15/28	114,643	0.0
814,757		Trident TPI Holdings, Inc. 2021 Incremental Term Loan, 4.500%, (US0001M + 4.000%), 09/15/28	806,269	0.2
495,000		Valcour Packaging LLC 2021 1st Lien Term Loan, 4.250%, (US0003M + 3.750%), 10/04/28	485,100	0.1
300,000		Valcour Packaging LLC 2021 2nd Lien Term Loan, 7.500%, (US0003M + 7.000%), 10/04/29	286,500	0.1
			16,599,628	3.4

See Accompanying Notes to Financial Statements

27

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2022 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Cosmetics/Toiletries: 0.9%
2,159,652	Anastasia Parent, LLC 2018 Term Loan B, 4.756%, (US0003M + 3.750%), 08/11/25	$1,893,745	0.4
2,270,000	Olaplex, Inc 2022 Term Loan, 4.250%, (SOFRRATE + 3.750%), 02/23/29	2,267,163	0.5
		4,160,908	0.9

	Drugs: 0.9%
989,660	Amneal Pharmaceuticals LLC 2018 Term Loan B, 3.947%, (US0001M + 3.500%), 05/04/25	976,670	0.2
443,888	ANI Pharmaceuticals, Inc Term Loan B, 6.750%, (US0001M + 6.000%), 04/27/28	443,888	0.1
1,790,955	Endo Luxembourg Finance Company I S.a r.l. 2021 Term Loan, 5.750%, (US0001M + 5.000%), 03/27/28	1,680,140	0.3
1,361,693	Jazz Financing Lux S.a.r.l. USD Term Loan, 4.000%, (US0001M + 3.500%), 05/05/28	1,358,761	0.3
		4,459,459	0.9

	Ecological Services & Equipment: 0.4%
718,200	Clean Harbors Inc. 2021 Incremental Term Loan B, 2.457%, (US0001M + 2.000%), 10/08/28	713,980	0.1
739,413	Denali Water Solutions Term Loan B, 5.216%, (US0003M + 4.250%), 03/25/28	724,624	0.2
497,481	GFL Environmental Inc. 2020 Term Loan, 3.500%, (US0003M + 3.000%), 05/30/25	496,282	0.1
		1,934,886	0.4

	Electronics/Electrical: 12.1%
535,000	Altar Bidco, Inc. 2021 2nd Lien Term Loan, 6.100%, (US0001M + 5.600%), 02/01/30	529,650	0.1
985,000	Altar Bidco, Inc. 2021 Term Loan, 3.850%, (SOFRRATE + 3.350%), 02/01/29	973,919	0.2
1,711,125	AP Core Holdings II, LLC Amortization Term Loan B1, 6.250%, (US0001M + 5.500%), 09/01/27	1,703,995	0.3
1,245,000	AP Core Holdings II, LLC High-Yield Term Loan B2, 6.250%, (US0001M + 5.500%), 09/01/27	1,239,294	0.3
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Electronics/Electrical: (continued)
481,363	Atlas Purchaser, Inc. 2021 Term Loan, 6.000%, (US0003M + 5.250%), 05/08/28	$468,727	0.1
505,000	Banff Merger Sub Inc 2021 USD 2nd Lien Term Loan, 6.000%, (US0001M + 5.500%), 02/27/26	501,370	0.1
248,557	Banff Merger Sub Inc 2021 USD Term Loan, 4.756%, (US0003M + 3.750%), 10/02/25	247,371	0.1
709,083	Barracuda Networks, Inc. 1st Lien Term Loan, 4.733%, (US0003M + 3.750%), 02/12/25	707,133	0.1
997,423	CentralSquare Technologies, LLC 2018 1st Lien Term Loan, 4.760%, (US0003M + 3.750%), 08/29/25	944,559	0.2
1,390,000	Cloudera, Inc. 2021 Term Loan, 4.250%, (US0001M + 3.750%), 10/08/28	1,377,838	0.3
403,988	ConnectWise, LLC 2021 Term Loan B, 4.000%, (US0001M + 3.500%), 09/29/28	401,867	0.1
994,088	Constant Contact Inc Term Loan, 4.750%, (US0003M + 4.000%), 02/10/28	984,147	0.2
1,805,000	Cornerstone OnDemand, Inc. 2021 Term Loan, 4.250%, (US0003M + 3.750%), 10/16/28	1,789,206	0.4
650,000	Creation Technologies Inc. 2021 Term Loan, 6.000%, (US0003M + 5.500%), 10/05/28	636,187	0.1
987,538	Delta TopCo, Inc. 2020 Term Loan B, 4.500%, (US0003M + 3.750%), 12/01/27	973,254	0.2
1,440,283	EagleView Technology Corporation 2018 Add On Term Loan B, 4.506%, (US0003M + 3.500%), 08/14/25	1,403,376	0.3
530,000	Entegris, Inc. 2022 Term Loan B, 3.290%, (SOFRRATE + 3.000%), 03/02/29	529,006	0.1
494,991	Grab Holdings Inc Term Loan B, 5.500%, (US0003M + 4.500%), 01/29/26	485,091	0.1
795,429	Helios Software Holdings, Inc. 2021 USD Term Loan B, 5.250%, (US0006M + 3.750%), 03/11/28	789,795	0.2

See Accompanying Notes to Financial Statements

28

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2022 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Electronics/Electrical: (continued)
1,384,111	Hyland Software, Inc. 2018 1st Lien Term Loan, 4.250%, (US0001M + 3.500%), 07/01/24	$1,379,136	0.3
895,000	II-VI Incorporated 2021 Term Loan B, 2.959%, (US0003M + 2.750%), 12/01/28	885,304	0.2
1,475,605	Imperva, Inc. 1st Lien Term Loan, 5.000%, (US0003M + 4.000%), 01/12/26	1,459,773	0.3
1,368,871	Imperva, Inc. 2nd Lien Term Loan, 8.750%, (US0003M + 7.750%), 01/11/27	1,368,529	0.3
1,620,000	Informatica LLC 2021 USD Term Loan B, 3.250%, (US0001M + 2.750%), 10/27/28	1,603,800	0.3
1,409,350	Ingram Micro Inc. 2021 Term Loan B, 4.506%, (US0003M + 3.500%), 06/30/28	1,398,428	0.3
1,590,000	Instructure Holdings, Inc. 2021 Term Loan B, 3.269%, (US0003M + 2.750%), 10/30/28	1,586,025	0.3
150,000	Ivanti Software, Inc. 2021 2nd Lien Term Loan, 7.773%, (US0003M + 7.250%), 12/01/28	148,125	0.0
257,400	Ivanti Software, Inc. 2021 Add On Term Loan B, 4.750%, (US0001M + 4.000%), 12/01/27	253,619	0.1
1,553,447	Ivanti Software, Inc. 2021 Term Loan B, 5.000%, (US0003M + 4.250%), 12/01/27	1,534,307	0.3
2,577,475	LogMeIn, Inc. Term Loan B, 5.218%, (US0001M + 4.750%), 08/31/27	2,538,277	0.5
1,384,650	Magenta Buyer LLC 2021 USD 1st Lien Term Loan, 5.750%, (US0003M + 5.000%), 07/27/28	1,374,697	0.3
560,000	Magenta Buyer LLC 2021 USD 2nd Lien Term Loan, 9.000%, (US0003M + 8.250%), 07/27/29	555,800	0.1
345,000	Mediaocean LLC 2021 Term Loan, 4.000%, (US0001M + 3.500%), 12/15/28	342,125	0.1
1,668,769	MH Sub I, LLC 2020 Incremental Term Loan, 4.750%, (US0001M + 3.750%), 09/13/24	1,655,557	0.3
Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Electronics/Electrical: (continued)
615,000		MH Sub I, LLC 2021 2nd Lien Term Loan, 6.707%, (US0001M + 6.250%), 02/23/29	$610,772	0.1
1,785,000		Mitchell International, Inc. 2021 Term Loan B, 4.250%, (US0001M + 3.750%), 10/15/28	1,756,999	0.4
202,894		NAVEX TopCo, Inc. 2018 2nd Lien Term Loan, 7.460%, (US0001M + 7.000%), 09/04/26	201,372	0.0
1,057,013		Panther Commercial Holdings L.P Term Loan, 5.000%, (US0003M + 4.500%), 01/07/28	1,052,256	0.2
230,000		Ping Identity Corporation 2021 Term Loan B, 4.705%, (SOFRRATE + 3.750%), 11/22/28	228,563	0.0
1,150,438		Planview Parent, Inc. Term Loan, 5.006%, (US0003M + 4.000%), 12/17/27	1,138,933	0.2
2,259,696		Project Leopard Holdings, Inc. 2019 Term Loan, 5.750%, (US0003M + 4.750%), 07/07/24	2,255,459	0.5
997,500		Proofpoint, Inc. 1st Lien Term Loan, 3.758%, (US0003M + 3.250%), 08/31/28	987,758	0.2
610,000		Quest Software US Holdings Inc. 2022 2nd Lien Term Loan, 8.150%, (SOFRRATE + 7.500%), 02/01/30	593,609	0.1
1,588,855		Rackspace Technology Global, Inc. 2021 Term Loan, 3.500%, (US0003M + 2.750%), 02/15/28	1,560,057	0.3
2,926,048		Redstone Buyer LLC 2021 Term Loan, 5.500%, (US0003M + 4.750%), 04/27/28	2,882,157	0.6
1,423,000	(2)	Riverbed Technology, Inc. 2021 PIK Exit Term Loan, 7.000%, (US0003M + 6.000%) (PIK Rate 2.000%, Cash Rate 7.000%), 12/08/26	1,238,010	0.3
1,538,249		Rocket Software, Inc. 2018 Term Loan, 4.707%, (US0001M + 4.250%), 11/28/25	1,521,424	0.3
1,312,569		Rocket Software, Inc. 2021 USD Incremental Term Loan B, 4.750%, (US0001M + 4.250%), 11/28/25	1,297,146	0.3

See Accompanying Notes to Financial Statements

29

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2022 (CONTINUED)
Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Electronics/Electrical: (continued)
470,895		Seattle Spinco, Inc. USD Term Loan B3, 3.207%, (US0001M + 2.750%), 06/21/24	$465,891	0.1
1,374,330		SonicWall US Holdings Inc. 1st Lien Term Loan, 4.250%, (US0003M + 3.750%), 05/16/25	1,357,151	0.3
101,610	(1)	Sovos Compliance, LLC 2021 Delayed Draw Term Loan, 4.709%, (US0003M + 4.500%), 08/11/28	101,610	0.0
586,919		Sovos Compliance, LLC 2021 Term Loan, 5.000%, (US0001M + 4.500%), 08/11/28	586,919	0.1
354,113		Tenable Holdings, Inc. Term Loan B, 3.269%, (US0006M + 2.750%), 07/07/28	351,457	0.1
520,488		Trader Interactive, LLC 2021 Term Loan B, 4.500%, (US0001M + 4.000%), 07/28/28	515,283	0.1
32,094	(2)	Travelport Finance (Luxembourg) S.a.r.l. 2020 Super Priority Term Loan, 2.500%, (US0003M + 8.750%) (PIK Rate 7.250%, Cash Rate 2.500%), 02/28/25	33,362	0.0
2,924	(2)	Travelport Finance (Luxembourg) S.a.r.l. 2021 Consented Term Loan, 6.006%, (US0003M + 5.000%) (PIK Rate 1.750%, Cash Rate 0.000%), 05/29/26	2,595	0.0
1,090,778		Ultra Clean Holdings, Inc 2021 Term Loan B, 4.207%, (US0001M + 3.750%), 08/27/25	1,087,540	0.2
1,089,620		Watlow Electric Manufacturing Company Term Loan B, 4.250%, (US0003M + 3.750%), 03/02/28	1,079,064	0.2
1,309,584		Xperi Corporation 2020 Term Loan B, 3.957%, (US0001M + 3.500%), 06/08/28	1,296,080	0.3
			58,970,754	12.1

		Equipment Leasing: 0.3%
379,050		Albion Financing 3 SARL USD Term Loan, 5.750%, (US0003M + 5.250%), 08/17/26	374,785	0.1
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Equipment Leasing: (continued)
1,001,358	Rent-A-Center, Inc. 2021 First Lien Term Loan B, 3.813%, (US0003M + 3.250%), 02/17/28	$982,270	0.2
		1,357,055	0.3

	Financial: 0.4%
641,775	Acrisure, LLC 2021 Incremental Term Loan B, 4.250%, (US0001M + 3.750%), 02/15/27	638,566	0.1
1,307,373	Blucora, Inc. 2017 Term Loan B, 5.006%, (US0003M + 4.000%), 05/22/24	1,309,007	0.3
198,992	HUB International Ltd. — TL B3 1L, 4.001%, (US0003M + 3.250%), 04/25/25	197,973	0.0
		2,145,546	0.4

	Financial Intermediaries: 3.4%
444,318	Advisor Group, Inc. 2021 Term Loan, 4.957%, (US0001M + 4.500%), 07/31/26	442,004	0.1
541,129	AllSpring Buyer LLC Term Loan B, 4.313%, (US0003M + 3.250%), 11/01/28	538,559	0.1
545,000	AqGen Ascensus, Inc. 2021 2nd Lien Term Loan, 7.000%, (US0003M + 6.500%), 08/02/29	539,209	0.1
773,063	AqGen Island Holdings, Inc. Term Loan, 4.000%, (US0003M + 3.500%), 08/02/28	768,714	0.2
741,275	Castlelake Aviation Limited Term Loan B, 3.250%, (US0003M + 2.750%), 10/22/26	723,670	0.1
2,088,200	Citadel Securities LP 2021 Term Loan B, 2.957%, (US0001M + 2.500%), 02/02/28	2,079,438	0.4
908,726	Cushman & Wakefield U.S. Borrower, LLC 2020 Term Loan B, 3.207%, (US0001M + 2.750%), 08/21/25	898,077	0.2
994,937	Deerfield Dakota Holding, LLC 2020 USD Term Loan B, 4.750%, (US0001M + 3.750%), 04/09/27	992,076	0.2
1,492,481	Edelman Financial Center, LLC 2021 Term Loan B, 4.250%, (US0001M + 3.500%), 04/07/28	1,478,022	0.3

See Accompanying Notes to Financial Statements

30

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2022 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Financial Intermediaries: (continued)
1,489,555		First Eagle Holdings, Inc. 2020 Term Loan B, 2.647%, (US0003M + 2.500%), 02/01/27	$1,466,281	0.3
1,693,008		Focus Financial Partners, LLC 2021 Term Loan, 3.000%, (US0001M + 2.500%), 06/30/28	1,673,079	0.3
830,825		HighTower Holdings LLC 2021 Term Loan B, 4.750%, (US0003M + 4.000%), 04/21/28	822,517	0.2
1,277,314		Jane Street Group, LLC 2021 Term Loan, 3.207%, (US0001M + 2.750%), 01/26/28	1,263,583	0.3
1,628,377		Trans Union, LLC 2021 Term Loan B6, 2.750%, (US0001M + 2.250%), 12/01/28	1,617,182	0.3
820,000		VFH Parent LLC 2022 Term Loan B, 3.500%, (SOFRRATE + 3.000%), 01/13/29	813,508	0.2
259,350		Walker & Dunlop, Inc. 2021 Term Loan, 2.331%, (SOFRRATE + 2.250%), 12/16/28	258,377	0.1
			16,374,296	3.4

		Food Products: 2.0%
984,733		8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan, 4.207%, (US0001M + 3.750%), 10/01/25	862,462	0.2
549,750		8th Avenue Food & Provisions, Inc. 2021 Incremental Term Loan, 5.500%, (US0001M + 4.750%), 10/01/25	496,149	0.1
1,316,552		Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 3.792%, (SOFRRATE + 3.250%), 07/07/24	1,311,615	0.3
660,000		BCPE North Star US HoldCo 2, Inc. 2021 2nd Lien Term Loan, 7.616%, (US0003M + 7.250%), 06/08/29	650,100	0.1
1,020,000		CHG PPC Parent LLC 2021 Term Loan, 3.500%, (US0001M + 3.000%), 12/08/28	998,325	0.2
101,053	(1)	Dessert Holdings Inc. Delayed Draw Term Loan, 4.146%, (US0003M + 4.000%), 06/09/28	99,221	0.0
537,600		Dessert Holdings Inc. Term Loan, 5.006%, (US0003M + 4.000%), 06/09/28	527,856	0.1
Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Food Products: (continued)
2,045,985		IRB Holding Corp 2022 Term Loan B, 3.750%, (SOFRRATE + 3.000%), 12/15/27	$2,026,804	0.4
970,000		NPC International, Inc. 2nd Lien Term Loan, 1.000%, 04/18/25	19,400	0.0
1,115,000		Primary Products Finance LLC Term Loan, 4.173%, (US0003M + 4.000%), 10/25/28	1,108,496	0.2
1,081,203		Sigma Bidco B.V. 2018 USD Term Loan B, 3.345%, (US0006M + 3.000%), 07/02/25	992,004	0.2
798,496		Weber-Stephen Products LLC Term Loan B, 4.022%, (US0001M + 3.250%), 10/30/27	775,539	0.2
			9,867,971	2.0

		Food Service: 1.6%
992,386		1011778 B.C. Unlimited Liability Company Term Loan B4, 2.207%, (US0001M + 1.750%), 11/19/26	973,034	0.2
1,285,000		Fertitta Entertainment, LLC 2022 Term Loan B, 4.500%, (SOFRRATE + 4.000%), 01/27/29	1,279,525	0.3
1,122,188		Flynn Restaurant Group LP 2021 Term Loan B, 4.695%, (US0001M + 4.250%), 12/01/28	1,110,966	0.2
900,571		Fogo De Chao, Inc. 2018 Add On Term Loan, 5.250%, (US0001M + 4.250%), 04/07/25	880,308	0.2
78,000		K-Mac Holdings Corp 2021 2nd Lien Term Loan, 7.250%, (US0001M + 6.750%), 07/30/29	76,830	0.0
7,577	(1)	Pacific Bells, LLC Delayed Draw Term Loan, 4.673%, (US0003M + 4.500%), 10/13/28	7,379	0.0
725,604		Pacific Bells, LLC Term Loan B, 5.000%, (US0001M + 4.500%), 10/13/28	706,557	0.1
982,244		Tacala, LLC 1st Lien Term Loan, 3.957%, (US0001M + 3.500%), 02/05/27	970,702	0.2
598,469		US Foods, Inc. 2019 Term Loan B, 2.508%, (US0003M + 2.000%), 09/13/26	587,913	0.1

See Accompanying Notes to Financial Statements

31

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2022 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Food Service: (continued)
1,300,000		US Foods, Inc. 2021 Term Loan B, 3.258%, (US0003M + 2.750%), 11/22/28	$1,285,259	0.3
			7,878,473	1.6

		Food/Drug Retailers: 1.1%
1,389,905		EG Finco Limited 2018 USD Term Loan, 4.997%, (US0003M + 4.000%), 02/07/25	1,374,269	0.3
1,915,245		Moran Foods, LLC 2020 2nd Lien Term Loan, 11.756%, (US0003M + 10.750%), 10/01/24	1,580,077	0.3
1,398,569		Moran Foods, LLC 2020 Term Loan, 8.006%, (US0003M + 7.000%), 04/01/24	1,390,415	0.3
994,898		Portillos Holdings, LLC 2019 1st Lien Term Loan B3, 6.500%, (US0001M + 5.500%), 09/06/24	991,996	0.2
			5,336,757	1.1

		Forest Products: 0.2%
374,118		ASP Blade Holdings, Inc Initial Term Loan, 4.457%, (US0001M + 4.000%), 10/13/28	370,026	0.1
485,118		Spa Holdings 3 Oy USD Term Loan B, 4.500%, (US0003M + 3.750%), 02/04/28	474,506	0.1
			844,532	0.2

		Health Care: 10.7%
770,000		Accelerated Health Systems, LLC 2022 Term Loan B, 5.160%, (SOFRRATE + 4.250%), 02/15/29	765,829	0.2
864,928		ADMI Corp. 2021 Term Loan B2, 3.875%, (US0001M + 3.375%), 12/23/27	851,504	0.2
407,897		Agiliti Health, Inc Term Loan, 3.000%, (US0001M + 2.750%), 01/04/26	405,858	0.1
1,178,873		Air Methods Corporation 2017 Term Loan B, 4.506%, (US0003M + 3.500%), 04/22/24	1,129,508	0.2
250,000	(1)	Athenahealth, Inc. 2022 Delayed Draw Term loan, 3.550%, (SOFRRATE + 3.500%), 02/15/29	247,890	0.1
1,475,000		Athenahealth, Inc. 2022 Term Loan B, 4.000%, (SOFRRATE + 3.500%), 02/15/29	1,462,554	0.3
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Health Care: (continued)
1,505,000	Bausch Health Companies Inc. 2022 Term Loan B, 5.300%, (SOFRRATE + 5.250%), 01/27/27	$1,493,041	0.3
1,632,555	Bausch Health Companies, Inc. 2018 Term Loan B, 3.457%, (US0001M + 3.000%), 06/02/25	1,620,878	0.3
880,575	Bella Holding Company, LLC 2021 Term Loan B, 4.500%, (US0001M + 3.750%), 05/10/28	872,595	0.2
643,388	Carestream Dental Equipment, Inc 2021 Term Loan, 5.000%, (US0001M + 4.500%), 09/01/24	640,171	0.1
655,973	CCRR Parent, Inc Term Loan B, 4.756%, (US0003M + 3.750%), 03/06/28	659,048	0.1
970,125	CHG Healthcare Services Inc. 2021 Term Loan, 4.999%, (US0006M + 3.500%), 09/29/28	963,254	0.2
997,382	Commerce Merger Sub, Inc. 2017 1st Lien Term Loan, 4.256%, (US0003M + 3.250%), 06/28/24	993,641	0.2
1,231,710	Curia Global, Inc. 2021 Term Loan, 4.500%, (US0003M + 3.750%), 08/30/26	1,223,396	0.3
1,626,722	Da Vinci Purchaser Corp. 2019 Term Loan, 5.006%, (US0003M + 4.000%), 01/08/27	1,623,333	0.3
206,522	Embecta Corp Term Loan B, 3.302%, (TSFR1M + 3.000%), 01/27/29	204,302	0.0
1,959,939	Envision Healthcare Corporation 2018 1st Lien Term Loan, 4.207%, (US0001M + 3.750%), 10/10/25	1,318,759	0.3
748,643	eResearchTechnology, Inc. 2020 1st Lien Term Loan, 5.500%, (US0001M + 4.500%), 02/04/27	746,538	0.2
1,989,710	Global Medical Response, Inc. 2017 Incremental Term Loan, 5.250%, (US0006M + 4.250%), 03/14/25	1,980,591	0.4
877,009	GoodRx, Inc. 1st Lien Term Loan, 3.207%, (US0001M + 2.750%), 10/10/25	871,090	0.2

See Accompanying Notes to Financial Statements

32

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2022 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Health Care: (continued)
496,094	Greenway Health, LLC 2017 1st Lien Term Loan, 4.750%, (US0003M + 3.750%), 02/16/24	$465,553	0.1
635,200	Heartland Dental, LLC 2021 Incremental Term Loan, 4.447%, (US0001M + 4.000%), 04/30/25	631,826	0.1
455,000	ICU Medical, Inc. Term Loan B, 3.000%, (SOFRRATE + 2.500%), 01/08/29	454,147	0.1
1,090,000	Medline Borrower, LP USD Term Loan B, 3.750%, (US0001M + 3.250%), 10/23/28	1,079,778	0.2
370,000	MJH Healthcare Holdings, LLC 2022 Term Loan B, 4.000%, (SOFRRATE + 3.500%), 01/28/29	365,375	0.1
1,422,825	MPH Acquisition Holdings LLC 2021 Term Loan B, 4.758%, (US0003M + 4.250%), 09/01/28	1,385,920	0.3
150,000	National Mentor Holdings, Inc. 2021 2nd Lien Term Loan, 8.260%, (US0003M + 7.250%), 03/02/29	145,500	0.0
59,728	National Mentor Holdings, Inc. 2021 Term Loan C, 4.760%, (US0003M + 3.750%), 03/02/28	58,011	0.0
1,773,914	National Mentor Holdings, Inc. 2021 Term Loan, 4.756%, (US0001M + 3.750%), 03/02/28	1,722,914	0.4
1,355,529	Ortho-Clinical Diagnostics SA 2018 Term Loan B, 3.235%, (US0001M + 3.000%), 06/30/25	1,352,457	0.3
450,000	Owens & Minor, Inc. 2022 Term Loan B, 4.052%, (TSFR1M + 3.750%), 03/29/29	449,437	0.1
640,163	Pacific Dental Services,LLC 2021 Term Loan, 4.000%, (US0001M + 3.250%), 05/05/28	633,628	0.1
757,325	Packaging Coordinators Midco, Inc. 2020 1st Lien Term Loan, 4.500%, (US0003M + 3.750%), 11/30/27	754,169	0.2
250,000	Padagis LLC Term Loan B, 5.250%, (US0003M + 4.750%), 07/06/28	248,594	0.1
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Health Care: (continued)
1,000,000	Parexel International Corporation 2021 1st Lien Term Loan, 4.000%, (US0003M + 3.500%), 11/15/28	$993,672	0.2
1,008,974	Pathway Vet Alliance LLC 2021 Term Loan, 4.207%, (US0001M + 3.750%), 03/31/27	1,000,776	0.2
833,684	Pediatric Associates Holding Company, LLC 2021 Term Loan B, 3.750%, (US0003M + 3.250%), 12/29/28	823,263	0.2
126,316	Pediatric Associates Holding Company, LLC 2022 Delayed Draw Term loan, 3.754%, (US0003M + 3.250%), 12/29/28	124,737	0.0
974,987	PetVet Care Centers, LLC 2021 Term Loan B3, 4.250%, (US0001M + 3.500%), 02/14/25	970,315	0.2
1,327,034	Phoenix Guarantor Inc 2020 Term Loan B, 3.459%, (US0001M + 3.250%), 03/05/26	1,313,052	0.3
1,183,075	Phoenix Guarantor Inc 2021 Term Loan B3, 3.947%, (US0001M + 3.500%), 03/05/26	1,170,610	0.2
650,000	Physician Partners LLC Term Loan, 4.500%, (SOFRRATE + 4.000%), 12/26/28	643,906	0.1
1,305,162	Pluto Acquisition I, Inc. 2021 1st Lien Term Loan, 4.508%, (US0003M + 4.000%), 06/22/26	1,288,848	0.3
615,000	PointClickCare Technologies, Inc. 2022 Term Loan B, 4.775%, (SOFRRATE + 4.000%), 12/29/27	612,694	0.1
247,500	PointClickCare Technologies, Inc. Term Loan B, 3.750%, (US0006M + 3.000%), 12/29/27	245,644	0.0
665,000	Press Ganey Holdings, Inc. 2022 Incremental Term Loan, 3.800%, (SOFRRATE + 3.750%), 07/24/26	660,012	0.1
1,400,850	Project Ruby Ultimate Parent Corp. 2021 Term Loan, 4.000%, (US0001M + 3.250%), 03/03/28	1,387,192	0.3
2,132,803	RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B, 4.197%, (US0001M + 3.750%), 11/16/25	2,122,139	0.4

See Accompanying Notes to Financial Statements

33

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2022 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Health Care: (continued)
482,575	Resonetics, LLC 2021 Term Loan, 4.750%, (US0003M + 4.000%), 04/28/28	$478,654	0.1
756,707	RxBenefits, Inc. 2020 Term Loan, 5.250%, (US0003M + 4.500%), 12/17/27	753,869	0.2
1,035,000	Sotera Health Holdings, LLC 2021 Term Loan, 3.250%, (US0003M + 2.750%), 12/11/26	1,025,297	0.2
1,188,463	Surgery Center Holdings, Inc. 2021 Term Loan, 4.500%, (US0001M + 3.750%), 08/31/26	1,180,704	0.2
1,492,125	Tecomet Inc. 2017 Repriced Term Loan, 4.500%, (US0003M + 3.500%), 05/01/24	1,404,463	0.3
1,162,088	U.S. Anesthesia Partners, Inc. 2021 Term Loan, 4.750%, (US0001M + 4.250%), 10/01/28	1,155,914	0.2
923,963	Unified Physician Management, LLC 2020 Term Loan, 5.000%, (US0001M + 4.250%), 12/16/27	916,745	0.2
1,039,775	Virgin Pulse, Inc. 2021 Term Loan, 4.750%, (US0001M + 4.000%), 04/06/28	1,029,377	0.2
820,000	WP CityMD Bidco LLC 2021 1st Lien Term Loan B, 3.750%, (US0006M + 3.250%), 12/22/28	816,327	0.2
		51,939,299	10.7

	Home Furnishings: 0.3%
761,175	Conair Holdings, LLC Term Loan B, 4.756%, (US0003M + 3.750%), 05/17/28	750,328	0.1
867,825	Illuminate Merger Sub Corp. Term Loan, 4.506%, (US0003M + 3.500%), 07/21/28	841,171	0.2
		1,591,499	0.3

	Industrial Equipment: 1.5%
497,454	Alliance Laundry Systems LLC Term Loan B, 4.251%, (US0003M + 3.500%), 10/08/27	492,686	0.1
740,000	CMBF LLC Term Loan, 6.500%, (US0001M + 6.000%), 08/02/28	728,900	0.1
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Industrial Equipment: (continued)
1,000,000	Crown Subsea Communications Holding,Inc. 2021 Term Loan, 5.500%, (US0003M + 4.750%), 04/27/27	$998,333	0.2
1,493,254	Granite Holdings US Acquisition Co. 2021 Term Loan B, 4.250%, (US0003M + 4.000%), 09/30/26	1,482,055	0.3
250,521	I-Logic Technologies Bidco Limited 2021 USD Term Loan B, 4.500%, (US0001M + 4.000%), 02/16/28	249,143	0.1
854,756	Kenan Advantage Group, Inc. 2021 Term Loan B1, 4.500%, (US0003M + 3.750%), 03/24/26	844,927	0.2
500,000	Madison IAQ LLC Term Loan, 3.754%, (US0006M + 3.250%), 06/21/28	493,594	0.1
281,625	Star US Bidco LLC Term Loan B, 5.250%, (US0001M + 4.250%), 03/17/27	279,689	0.1
1,697,391	Vertical US Newco Inc Term Loan B, 4.000%, (US0006M + 3.500%), 07/30/27	1,685,085	0.3
		7,254,412	1.5

	Insurance: 3.4%
1,727,276	Acrisure, LLC 2020 Term Loan B, 3.957%, (US0001M + 3.500%), 02/15/27	1,703,958	0.3
1,107,225	Acrisure, LLC 2021 First Lien Term Loan B, 4.750%, (US0001M + 4.250%), 02/15/27	1,104,457	0.2
1,307,178	Alliant Holdings Intermediate, LLC 2021 Term Loan B4, 4.000%, (US0001M + 3.500%), 11/06/27	1,300,526	0.3
1,361,278	Alliant Holdings Intermediate, LLC Term Loan B, 3.707%, (US0001M + 3.250%), 05/09/25	1,347,948	0.3
1,243,573	Aretec Group, Inc. 2018 Term Loan, 4.707%, (US0001M + 4.250%), 10/01/25	1,234,868	0.3
1,785,887	AssuredPartners, Inc. 2020 Term Loan B, 3.957%, (US0001M + 3.500%), 02/12/27	1,767,190	0.4
1,176,939	Hub International Limited 2018 Term Loan B, 3.267%, (US0003M + 2.750%), 04/25/25	1,165,102	0.2

See Accompanying Notes to Financial Statements

34

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2022 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Insurance: (continued)
753,113		IMA Financial Group, Inc. Term Loan, 4.250%, (US0001M + 3.750%), 11/01/28	$746,288	0.2
1,709,069		NFP Corp. 2020 Term Loan, 3.707%, (US0001M + 3.250%), 02/15/27	1,680,763	0.3
2,369,930		OneDigital Borrower LLC 2021 Term Loan, 4.750%, (SOFRRATE + 4.250%), 11/16/27	2,358,080	0.5
496,222		Ryan Specialty Group, LLC Term Loan, 3.750%, (US0001M + 3.000%), 09/01/27	493,741	0.1
1,714,944		Sedgwick Claims Management Services, Inc. 2018 Term Loan B, 3.707%, (US0001M + 3.250%), 12/31/25	1,700,245	0.3
			16,603,166	3.4

		Leisure Good/Activities/Movies: 4.2%
633,489	(2)	24 Hour Fitness Worldwide, Inc. 2021 Delayed Draw Term Loan, 15.000%, (US0003M + 2.000%) (PIK Rate 0.000%, Cash Rate 0.000%), 08/26/22	630,321	0.1
983,571	(2)	24 Hour Fitness Worldwide, Inc. 2021 Exit Delayed Draw Term Loan, 15.000%, (US0003M + 14.000%) (PIK Rate 0.000%, Cash Rate 0.000%), 09/29/26	914,721	0.2
1,355,975		Alterra Mountain Company 2021 Series B-2 Consenting Term Loan, 4.000%, (US0001M + 3.500%), 08/17/28	1,344,958	0.3
709,516		AMC Entertainment Holdings Inc. 2019 Term Loan B, 3.352%, (US0001M + 3.000%), 04/22/26	633,631	0.1
2,204,475		AppLovin Corporation 2021 Term Loan B, 3.500%, (US0001M + 3.000%), 10/25/28	2,191,903	0.5
1,985,025		City Football Group Limited Term Loan, 4.000%, (US0006M + 3.500%), 07/21/28	1,957,731	0.4
1,719,121		ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 3.756%, (US0003M + 2.750%), 09/18/24	1,637,194	0.3
Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Leisure Good/Activities/Movies: (continued)
15,037	(2)	Crown Finance US, Inc. 2020 Term Loan B1, 8.006% (PIK Rate 8.250%, Cash Rate 7.000%), 05/23/24	$17,800	0.0
2,118,625		CWGS Group, LLC 2021 Term Loan B, 3.250%, (US0001M + 2.500%), 06/03/28	2,043,414	0.4
500,000		Delta 2 (LUX) S.a.r.l. 2018 USD Term Loan, 3.500%, (US0001M + 2.500%), 02/01/24	497,437	0.1
1,620,760		Hayward Industries, Inc. 2021 Term Loan, 3.000%, (US0001M + 2.500%), 05/30/28	1,603,539	0.3
486,325		MajorDrive Holdings IV LLC Term Loan B, 4.563%, (US0003M + 4.000%), 06/01/28	479,942	0.1
494,937		PUG LLC USD Term Loan, 3.957%, (US0001M + 3.500%), 02/12/27	486,585	0.1
1,333,148		RV Retailer, LLC Term Loan B, 4.500%, (SOFRRATE + 3.750%), 02/08/28	1,276,490	0.3
1,278,361		Samsonite International S.A. 2020 Incremental Term Loan B2, 3.750%, (US0003M + 3.000%), 04/25/25	1,260,184	0.3
895,000		Scientific Games Holdings LP 2022 USD Term Loan B, 3.550%, (SOFRRATE + 3.500%), 02/04/29	887,914	0.2
955,882		SRAM, LLC 2021 Term Loan B, 4.220%, (US0006M + 2.750%), 05/18/28	946,324	0.2
1,101,785		The Knot Worldwide Inc. 2022 Term Loan, 4.581%, (SOFRRATE + 4.500%), 12/19/25	1,100,408	0.2
685,325		Thor Industries, Inc. 2021 USD Term Loan, 3.500%, (US0001M + 3.000%), 02/01/26	684,040	0.1
			20,594,536	4.2

		Lodging & Casinos: 1.7%
989,979		Aimbridge Acquisition Co., Inc. 2020 Incremental Term Loan B, 5.500%, (US0001M + 4.750%), 02/02/26	986,267	0.2
742,163		Arches Buyer Inc. 2021 Term Loan B, 3.750%, (US0001M + 3.250%), 12/06/27	731,204	0.1

See Accompanying Notes to Financial Statements

35

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2022 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Lodging & Casinos: (continued)
544,512	Caesars Resort Collection, LLC 2020 Term Loan B1, 3.957%, (US0001M + 3.500%), 07/21/25	$542,243	0.1
865,000	Century Casinos, Inc 2022 Term Loan, 6.302%, (TSFR1M + 6.000%), 03/23/29	859,594	0.2
925,926	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 4.000%, (US0001M + 3.000%), 10/21/24	918,113	0.2
1,298,475	Hilton Grand Vacations Borrower LLC 2021 Term Loan B, 3.500%, (US0001M + 3.000%), 08/02/28	1,292,592	0.3
500,000	Hilton Worldwide Finance, LLC 2019 Term Loan B2, 2.207%, (US0001M + 1.750%), 06/22/26	495,173	0.1
667,329	Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan, 3.256%, (US0003M + 2.250%), 07/21/26	662,324	0.1
726,750	The Enterprise Development Authority Term Loan B, 5.000%, (US0001M + 4.250%), 02/28/28	722,662	0.1
1,233,800	Twin River Worldwide Holdings, Inc. 2021 Term Loan B, 3.750%, (US0006M + 3.250%), 10/02/28	1,228,016	0.3
		8,438,188	1.7

	Mortgage REITs: 0.2%
737,802	BIFM CA Buyer Inc. Term Loan B, 3.957%, (US0001M + 3.500%), 06/01/26	726,735	0.2

	Nonferrous Metals/Minerals: 0.9%
1,336,122	Covia Holdings Corporation 2020 Take Back Term Loan, 5.000%, (US0003M + 4.000%), 07/31/26	1,316,915	0.3
2,930,807	U.S. Silica Company 2018 Term Loan B, 5.000%, (US0001M + 4.000%), 05/01/25	2,887,369	0.6
		4,204,284	0.9

	Oil & Gas: 2.4%
167,813	BCP Renaissance Parent LLC 2017 Term Loan B, 4.500%, (US0003M + 3.500%), 10/31/24	165,716	0.0
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Oil & Gas: (continued)
1,582,088	Brazos Delaware II, LLC Term Loan B, 4.449%, (US0001M + 4.000%), 05/21/25	$1,565,081	0.3
449,344	Glass Mountain Pipeline Holdings, LLC 2021 Exit Term Loan, 5.500%, (US0003M + 4.500%), 10/28/27	417,890	0.1
860,675	ITT Holdings LLC 2021 Term Loan, 3.250%, (US0001M + 2.750%), 07/10/28	851,800	0.2
1,750,000	Lucid Energy Group II Borrower, LLC 2021 Term Loan, 5.000%, (US0001M + 4.250%), 11/24/28	1,737,787	0.3
730,544	Medallion Midland Acquisition, LLC 2021 Term Loan, 4.500%, (US0001M + 3.750%), 10/18/28	724,882	0.1
795,876	NorthRiver Midstream Finance LP 2018 Term Loan B, 3.457%, (US0003M + 3.250%), 10/01/25	789,480	0.2
877,800	Oryx Midstream Services Permian Basin LLC Term Loan B, 3.750%, (US0003M + 3.250%), 10/05/28	871,628	0.2
1,446,375	Southwestern Energy Company 2021 Term Loan, 3.301%, (SOFRRATE + 2.500%), 06/22/27	1,437,335	0.3
804,306	TransMontaigne Operating Company L.P. Term Loan B, 4.000%, (US0001M + 3.500%), 11/17/28	799,530	0.2
975,790	Traverse Midstream Partners LLC 2017 Term Loan, 5.250%, (SOFRRATE + 4.250%), 09/27/24	973,351	0.2
1,486,031	WaterBridge Midstream Operating LLC Term Loan B, 6.750%, (US0006M + 5.750%), 06/22/26	1,436,408	0.3
		11,770,888	2.4

	Publishing: 0.8%
822,501	Alchemy Copyrights, LLC Term Loan B, 3.500%, (US0001M + 3.000%), 03/10/28	821,473	0.2
995,000	Cengage Learning, Inc. 2021 Term Loan B, 5.750%, (US0003M + 4.750%), 07/14/26	989,092	0.2

See Accompanying Notes to Financial Statements

36

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2022 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Publishing: (continued)
1,097,250	Dotdash Meredith Inc Term Loan B, 4.500%, (SOFRRATE + 4.000%), 12/01/28	$1,091,306	0.2
1,228,825	McGraw-Hill Global Education Holdings, LLC 2021 Term Loan, 5.554%, (US0006M + 4.750%), 07/28/28	1,219,225	0.2
		4,121,096	0.8

	Radio & Television: 2.5%
1,494,744	A-L Parent LLC 2016 1st Lien Term Loan, 4.250%, (US0001M + 3.250%), 12/01/23	1,425,379	0.3
1,384,775	Clear Channel Outdoor Holdings, Inc. Term Loan B, 3.799%, (US0003M + 3.500%), 08/21/26	1,363,745	0.3
1,658,503	CMG Media Corporation 2021 Term Loan, 3.957%, (US0001M + 3.500%), 12/17/26	1,635,846	0.3
4,803,946	Diamond Sports Group, LLC 2022 2nd Lien Term Loan, 3.445%, (SOFRRATE + 3.250%), 08/24/26	1,676,375	0.3
748,929	Diamond Sports Group, LLC 2022 First Priority Term Loan, 9.000%, (SOFRRATE + 8.000%), 05/26/26	761,919	0.2
1,401,488	Gray Television, Inc. 2021 Term Loan D, 3.231%, (US0001M + 3.000%), 12/01/28	1,396,378	0.3
280,000	iHeartCommunications, Inc. 2020 Incremental Term Loan, 3.750%, (US0001M + 3.250%), 05/01/26	278,875	0.1
1,533,849	iHeartCommunications, Inc. 2020 Term Loan, 3.457%, (US0001M + 3.000%), 05/01/26	1,527,619	0.3
686,672	NASCAR Holdings, Inc Term Loan B, 2.957%, (US0001M + 2.500%), 10/19/26	683,239	0.1
160,358	Sinclair Television Group Inc. Term Loan B2B, 2.960%, (US0001M + 2.500%), 09/30/26	155,881	0.0
1,346,474	Univision Communications Inc. 2021 First Lien Term Loan B, 4.000%, (US0001M + 3.250%), 03/15/26	1,341,930	0.3
		12,247,186	2.5
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Retailers (Except Food & Drug): 2.7%
42,778	AI Aqua Merger Sub, Inc. 2021 1st Lien Delayed Draw Term Loan, 4.209%, (US0003M + 4.000%), 07/31/28	$42,439	0.0
342,222	AI Aqua Merger Sub, Inc. 2021 1st Lien Term Loan B, 4.250%, (TSFR1M + 3.750%), 07/31/28	339,513	0.1
102,778	AI Aqua Merger Sub, Inc. 2022 Delayed Draw Term loan, 4.050%, (SOFRRATE + 4.000%), 07/31/28	101,814	0.0
452,222	AI Aqua Merger Sub, Inc. 2022 Term Loan B, 4.050%, (TSFR1M + 4.000%), 07/31/28	447,983	0.1
606,369	CNT Holdings I Corp 2020 Term Loan, 4.250%, (US0003M + 3.500%), 11/08/27	603,868	0.1
672,742	Franchise Group Intermediate Holdco, LLC 2021 First Out Term Loan B, 5.500%, (US0003M + 4.750%), 03/10/26	672,742	0.1
1,708,440	Great Outdoors Group, LLC 2021 Term Loan B1, 4.500%, (US0001M + 3.750%), 03/06/28	1,704,435	0.4
2,434,375	Harbor Freight Tools USA, Inc. 2021 Term Loan B, 3.250%, (US0001M + 2.750%), 10/19/27	2,388,224	0.5
752,223	Jo-Ann Stores, Inc. 2021 Term Loan B1, 5.500%, (US0003M + 4.750%), 07/07/28	661,956	0.1
639,256	Leslies Poolmart, Inc. 2021 Term Loan B, 3.019%, (US0003M + 2.500%), 03/09/28	631,950	0.1
623,993	Mens Wearhouse, Inc. (The) 2020 Take Back Term Loan, 9.000%, (US0003M + 8.000%), 12/01/25	581,873	0.1
205,704	Mens Wearhouse, Inc. (The) 2020 Term Loan, 12.000%, (US0003M + 11.000%), 06/01/25	206,732	0.1
1,067,684	Michaels Companies, Inc. 2021 Term Loan B, 5.256%, (US0003M + 4.250%), 04/15/28	1,000,954	0.2
997,481	Petco Animal Supplies, Inc. 2021 Term Loan B, 4.256%, (US0003M + 3.250%), 03/03/28	989,127	0.2

See Accompanying Notes to Financial Statements

37

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2022 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Retailers (Except Food & Drug): (continued)
798,000		Petmate Incremental Term Loan B, 6.250%, (US0001M + 5.500%), 09/15/28	$781,541	0.2
1,243,750		Pilot Travel Centers LLC 2021 Term Loan B, 2.209%, (US0001M + 2.000%), 08/04/28	1,228,359	0.3
507,450		Victorias Secret & Co. Term Loan B, 3.750%, (US0003M + 3.250%), 08/02/28	500,790	0.1
			12,884,300	2.7

		Surface Transport: 1.2%
2,097,838		American Trailer World Corp. Term Loan B, 4.500%, (SOFRRATE + 3.750%), 03/03/28	2,026,161	0.4
627,509		ENC Holding Corporation 2021 Term Loan, 5.256%, (US0003M + 4.250%), 08/04/28	618,096	0.1
55,918	(1)	ENC Holding Corporation Delayed Draw Term Loan, 4.370%, (US0003M + 4.250%), 08/04/28	55,080	0.0
150,000		LaserShip, Inc. 2021 2nd Lien Term Loan, 8.250%, (US0003M + 7.500%), 05/07/29	149,625	0.0
995,000		LaserShip, Inc. 2021 Term Loan, 5.250%, (US0003M + 4.500%), 05/07/28	991,684	0.2
787,038		Savage Enterprises LLC 2021 Term Loan B, 3.750%, (US0001M + 3.250%), 09/15/28	782,513	0.2
887,775		Worldwide Express Operations, LLC 2021 1st Lien Term Loan, 5.750%, (US0003M + 4.250%), 07/26/28	880,007	0.2
250,000		Worldwide Express Operations, LLC 2021 2nd Lien Term Loan, 8.006%, (US0003M + 7.000%), 07/26/29	246,562	0.1
			5,749,728	1.2

		Technology: 0.6%
1,224,390		Misys (Finastra) — TL B 1L, 4.500%, (US0003M + 3.500%), 06/13/24	1,210,233	0.2
782,070		RealPage, Inc. Term Loan B 1L, 3.750%, (US0001M + 3.250%), 04/24/28	774,445	0.2
1,039,032		Veritas US Inc. 2021 USD Term Loan B, 6.000%, (US0003M + 5.000%), 09/01/25	977,556	0.2
			2,962,234	0.6
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Telecommunications: 6.1%
895,951	Altice Financing SA 2017 USD Term Loan B, 2.991%, (US0003M + 2.750%), 07/15/25	$874,672	0.2
896,611	Altice Financing SA USD 2017 1st Lien Term Loan, 2.989%, (US0003M + 2.750%), 01/31/26	868,592	0.2
629,640	Altice France S.A. USD Term Loan B11, 3.049%, (US0001M + 2.750%), 07/31/25	615,997	0.1
1,979,950	Asurion LLC 2020 Term Loan B8, 3.707%, (US0001M + 3.250%), 12/23/26	1,939,820	0.4
530,000	Asurion LLC 2021 2nd Lien Term Loan B3, 5.707%, (US0001M + 5.250%), 01/31/28	520,504	0.1
1,170,000	Asurion LLC 2021 Second Lien Term Loan B4, 5.707%, (US0001M + 5.250%), 01/20/29	1,146,600	0.2
1,972,437	Asurion LLC 2021 Term Loan B9, 3.707%, (US0001M + 3.250%), 07/31/27	1,935,044	0.4
747,235	Avaya, Inc. 2020 Term Loan B, 4.647%, (US0001M + 4.250%), 12/15/27	742,720	0.2
814,140	Cablevision Lightpath LLC Term Loan B, 3.750%, (US0003M + 3.250%), 11/30/27	805,286	0.2
2,496,222	CCI Buyer, Inc. Term Loan, 4.750%, (US0003M + 4.000%), 12/17/27	2,470,219	0.5
2,984,733	CenturyLink, Inc. 2020 Term Loan B, 2.707%, (US0001M + 2.250%), 03/15/27	2,910,580	0.6
1,781,585	CommScope, Inc. 2019 Term Loan B, 3.707%, (US0001M + 3.250%), 04/06/26	1,742,334	0.4
2,386,300	Connect Finco Sarl 2021 Term Loan B, 4.500%, (US0001M + 3.500%), 12/11/26	2,369,398	0.5
824,995	Digi International Inc. Term Loan B, 5.500%, (US0001M + 5.000%), 11/01/28	824,995	0.2
1,746,811	Global Tel*Link Corporation 2018 1st Lien Term Loan, 4.707%, (US0001M + 4.250%), 11/29/25	1,665,839	0.3

See Accompanying Notes to Financial Statements

38

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2022 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Telecommunications: (continued)
1,447,028		Global Tel*Link Corporation 2018 2nd Lien Term Loan, 10.413%, (SOFRRATE + 10.000%), 11/29/26	$1,396,382	0.3
382,113		GOGO Intermediate Holdings LLC Term Loan B, 4.500%, (US0003M + 3.750%), 04/30/28	379,844	0.1
253,478	(3)	GTT Communications, Inc. 2018 USD Term Loan B, 7.250%, (PRIME + 3.750%), 05/31/25	208,359	0.0
750,000		Level 3 Financing Inc. 2019 Term Loan B, 2.207%, (US0001M + 1.750%), 03/01/27	737,210	0.2
1,793,240		Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 5.506%, (US0003M + 4.500%), 11/01/24	1,703,354	0.3
989,691		Syniverse Holdings, Inc. 2018 1st Lien Term Loan, 6.000%, (US0003M + 5.000%), 03/09/23	964,454	0.2
675,000		Venga Finance Sarl 2021 USD Term Loan B, 4.923%, (US0003M + 4.750%), 12/04/28	658,406	0.1
515,000		ViaSat, Inc. Term Loan, 5.000%, (SOFRRATE + 4.500%), 03/02/29	507,275	0.1
1,477,299		Zayo Group Holdings, Inc. USD Term Loan, 3.457%, (US0001M + 3.000%), 03/09/27	1,439,443	0.3
			29,427,327	6.1

		Utilities: 0.9%
1,361,880		Edgewater Generation, L.L.C. Term Loan, 4.207%, (US0001M + 3.750%), 12/13/25	1,262,293	0.3
561,857		Generation Bridge Acquisition, LLC Term Loan B, 6.006%, (US0003M + 5.000%), 12/01/28	562,559	0.1
11,735		Generation Bridge Acquisition, LLC Term Loan C, 6.006%, (US0003M + 5.000%), 12/01/28	11,749	0.0
2,539,970		Nautilus Power, LLC Term Loan B, 5.250%, (US0001M + 4.250%), 05/16/24	2,054,201	0.4
Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Utilities: (continued)
492,525		Tiger Acquisition, LLC 2021 Term Loan, 3.758%, (US0003M + 3.250%), 06/01/28	$473,501	0.1
			4,364,303	0.9
		Total Loans (Cost $466,031,118)	459,718,457	94.6

CORPORATE BONDS/NOTES: 3.6%

		Basic Materials: 0.6%
325,000	#	Diamond BC BV, 4.625%, 10/01/29	292,308	0.0
1,000,000	#	INEOS Quattro Finance 2 Plc, 3.375%, 01/15/26	932,300	0.2
2,000,000	#	LSF11 A5 Holdco LLC, 6.625%, 10/15/29	1,863,150	0.4
			3,087,758	0.6

		Communications: 0.6%
500,000	#	DISH DBS Corp., 5.250%, 12/01/26	477,187	0.1
500,000	#	DISH DBS Corp., 5.750%, 12/01/28	474,063	0.1
1,000,000	#	Gray Escrow II, Inc., 5.375%, 11/15/31	957,500	0.2
835,000	#	Match Group Holdings II LLC, 3.625%, 10/01/31	748,160	0.2
			2,656,910	0.6

		Consumer, Cyclical: 1.0%
530,000	#	CROCS INC COMPANY GUAR 144A 08/31 4.125, 4.125%, 08/15/31	448,812	0.1
965,000	#	Gap, Inc./The, 3.875%, 10/01/31	842,493	0.2
1,000,000	#	LGI Homes, Inc, 4.000%, 07/15/29	879,045	0.2
220,000	#	MACY S RETAIL HLDGS LLC COMPANY GUAR 144A 03/30 5.875, 5.875%, 03/15/30	217,288	0.0
1,000,000	#	Sonic Automotive, Inc., 4.625%, 11/15/29	901,255	0.2
835,000	#	Tempur Sealy International, Inc., 3.875%, 10/15/31	717,248	0.1
1,000,000	#	Wabash National Corp., 4.500%, 10/15/28	901,250	0.2
			4,907,391	1.0

		Consumer, Non-cyclical: 0.4%
1,000,000	#	ACCO Brands Corp., 4.250%, 03/15/29	925,250	0.2
500,000	#	ADT Security Corp./The, 4.125%, 08/01/29	465,025	0.1
715,000	#	Mozart Debt Merger Sub, Inc., 5.250%, 10/01/29	665,629	0.1
			2,055,904	0.4
See Accompanying Notes to Financial Statements

39

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2022 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: 0.4%
1,000,000	#	Hess Midstream Operations L.P., 4.250%, 02/15/30	$945,300	0.2
1,000,000	#	SunCoke Energy, Inc., 4.875%, 06/30/29	944,000	0.2
			1,889,300	0.4

		Financial: 0.2%
1,000,000	#	PRA Group, Inc., 5.000%, 10/01/29	949,615	0.2

		Industrial: 0.2%
500,000	#	GFL Environmental, Inc., 4.000%, 08/01/28	460,538	0.1
425,000	#	Vertiv Group Corp., 4.125%, 11/15/28	388,365	0.1
			848,903	0.2

		Technology: 0.2%
1,000,000	#	OpenText Corp., 3.875%, 12/01/29	951,585	0.2
		Total Corporate Bonds/Notes (Cost $18,702,948)	17,347,366	3.6

Shares			Value	Percentage of Net Assets

EQUITIES AND OTHER ASSETS: 1.0%
408,271	(4)	24 Hour Fitness Worldwide, Inc.	170,657	0.1
544,388	(4)	24 Hour Fitness Worldwide, Inc. — Preferred	1,088,776	0.2
50,201		Cineworld Group PLC	7,584	0.0
132,618	(4)	Covia Specialty Minerals, Inc.	1,624,570	0.3
69,381	(4)	Cumulus Media, Inc. Class-A	690,341	0.2
7,543	(4)	Harvey Gulf International Marine LLC	56,573	0.0
4,783	(4)	Harvey Gulf International Marine LLC — Warrants	35,872	0.0
7,471	(4)	iQor	52,297	0.0
102,480	(4)	Longview Power LLC	1,058,926	0.2
6,829	(4)	Riverbed Technology, Inc.	66,924	0.0
Shares			Value	Percentage of Net Assets

EQUITIES AND OTHER ASSETS: (continued)
88,701	(4),(5)	Save-A-Lot, Inc. / Moran Foods	$—	0.0
42,856	(4)	The Oneida Group (formerly EveryWare Global, Inc.)	429	0.0
		Total Equities and Other Assets (Cost $4,817,561)	4,852,949	1.0
		Total Investments (Cost $489,551,627)	$481,918,772	99.2
		Assets in Excess of Other Liabilities	4,122,797	0.8
		Net Assets	$486,041,569	100.0

*	Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.
†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(1)	All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note 8 for additional details.
(2)	All or a portion of this Loan is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.
(3)	Defaulted loan. Currently, the borrower is partially or fully in default with respect to principal and/or interest payments.
(4)	Non-income producing security.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

Reference Rate Abbreviations:

PRIME	Federal Reserve Bank Prime Loan Rate
SOFRRATE	1-day Secured Overnight Financing Rate
TSFR1M	1-month CME Term Secured Overnight Financing Rate
US0001M	1-month LIBOR
US0002M	2-month LIBOR
US0003M	3-month LIBOR
US0006M	6-month LIBOR

See Accompanying Notes to Financial Statements

40

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2022 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2022
Asset Table
Investments, at fair value
Loans	$—	$459,718,457	$—	$459,718,457
Equities and Other Assets	690,341	4,162,608	—	4,852,949
Corporate Bonds/Notes	—	17,347,366	—	17,347,366
Total Investments, at fair value	$690,341	$481,228,431	$—	$481,918,772

ˆ   See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At March 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $489,769,594.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$3,326,740
Gross Unrealized Depreciation	(11,177,562)
Net Unrealized Depreciation	$(7,850,822)

See Accompanying Notes to Financial Statements

41

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended March 31, 2022 were as follows:

Fund Name	Type	Per Share Amount
Voya Floating Rate Fund
Class A	NII	$0.2935
Class C	NII	$0.2256
Class I	NII	$0.3162
Class P	NII	$0.3774
Class R	NII	$0.2710
Class W	NII	$0.3162

NII — Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 97.54% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

42

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee Chairperson	November 2007–Present January 2020–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	132	Dentaquest (February 2014–Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–December 2019).	132	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	132	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Trustee	August 2015–Present	Retired.	132	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	132	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006–Present	Consultant (May 2001–Present).	132	Centerra Gold Inc. (May 2008–Present).

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	October 2015–Present	Retired.	132	None.

43

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Board Positions Held by Trustee

Trustee who is an “interested person”:

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 49	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022–Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–December 2021); Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	132	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Voya Investments Distributor, LLC (April 2018–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2022.

44

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) — During the Past 5 Years

Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 53	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020–Present); Chief Financial Officer, Voya Investment Management (September 2014–Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019–March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015–September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 49	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018–Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022–Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–December 2021); Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 54	Executive Vice President Chief Investment Risk Officer	March 2020–Present March 2020–Present
Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020–Present) and Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017–Present). Formerly, Vice President, Voya Investments, LLC (September 2018–March 2020); Consultant, DA Capital LLC (January 2016–March 2017).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kristin M. Lynch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Chief Compliance Officer	April 2022–Present
Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (April 2022–Present); Vice President, Voya Investment Management (March 2019–April 2022); and Assistant Vice President, Voya Investment Management (March 2014–March 2019).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005 Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	September 2020–Present
Senior Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (March 2021–Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–March 2021).

45

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) — During the Past 5 Years

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 51	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018–Present) and Voya Funds Services, LLC (March 2006–Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–April 2018).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2014–Present	Senior Vice President, Voya Investments, LLC (February 2022–Present). Formerly, Vice President, Voya Investments, LLC (October 2015–February 2022).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	October 2000–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022–Present). Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–February 2022). Formerly, Vice President, Voya Investment Management (March 2014–February 2018).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013–Present	Vice President–Director of Tax, Voya Investments, LLC (October 2015–Present).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 45	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019–Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Secretary	September 2020–Present
Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (September 2020–Present). Formerly, Vice President, Counsel, Voya Investment Management — Mutual Fund Legal Department (January 2013–September 2020).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

46

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 18, 2021, the Board of Trustees (“Board”) of Voya Funds Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Floating Rate Fund, a series of the Trust (the “Fund”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Fund, and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”) for an additional one year period ending November 30, 2022.

In addition to the Board meeting on November 18, 2021, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 7-8, 2021, and November 16, 2021. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and

47

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

risk management and the oversight of its various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Fund Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. In this regard, the Board noted the breakpoints in the management fee schedule that will result in a lower management fee rate when the Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, the Fund has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to

48

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

propose any changes thereto. The Board also considered the extent to which the Manager currently waives management fees and/or reimburses the Fund for other Fund-level expenses at different rates for different share classes (“Differential Fee Waiver”), including the basis for the Manager’s determination that any Differential Fee Waiver does not and will not result in any cross-subsidization by one share class of another share class. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Fund Analysis

Set forth below are certain of the specific factors that the Board considered at its October 7-8, 2021, November 16, 2021, and/or November 18, 2021 meetings in relation to approving the Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2021. In addition, the Board also considered at its October 7-8, 2021, November 16, 2021, and/or November 18, 2021 meetings certain additional data regarding the Fund’s more recent performance, asset levels and asset flows. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

In considering whether to approve the renewal of the Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the one-year and ten-year periods, and the fifth quintile for the three-year and five-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Fund’s performance during certain periods; (2) the impact of security selection and sector allocation on the Fund’s performance during certain periods; (3) recent changes to the Fund’s investment strategy; and (4) its confidence in the Sub-Adviser’s ability to execute the Fund’s investment strategy.

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be

49

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the fifth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to the Fund and that approval of the continuation of the Contracts is in the best interests of the Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the Fund’s investment performance and the fees payable under the Contracts. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2022.

50

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts, 02116

Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	163061 (0322-052422)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal years ended March 31, 2022 and March 31, 2021 and the amount of fees that the previous independent public accounting firm billed to the Fund during the Fund’s fiscal year ended March 31, 2021.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Ernst & Young LLP (“EY”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $173,700 for the year ended March 31, 2022 and $173,700 for the year ended March 31, 2021.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended March 31, 2022 and $0 for the year ended March 31, 2021.

(c)	Tax Fees(1): The aggregate fees billed in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $61,300 for the year ended March 31, 2022 and $61,300 for the year ended March 31, 2021. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended March 31, 2022 and $0 for the year ended March 31, 2021.

(2) For the fiscal year ended March 31, 2021, the previous independent public accounting firm billed $13,380 for Tax Fees.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

1

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 18, 2021

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued Pre-Approved Tax Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Ernst & Young LLP Passive Foreign Investment Company (“PFIC”) Analyzer		√	Not to exceed $95,000 during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:          January 1, 2022 to December 31, 2022

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended March 31, 2022 and March 31, 2021; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2022	2021(1)
Voya Funds Trust	$61,300	$61,300
Voya Investments, LLC (2)	$12,427,919	$14,017,470

(1) For the fiscal year ended March 31, 2021, the previous independent public accounting firm billed the Registrant $13,380 for Non-Audit Fees.

(2) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Funds Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: June 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: June 3, 2022

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 3, 2022